UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811- 07584

Rydex Series Funds

(Exact name of registrant as specified in charter)
9601 Blackwell Road, Suite 500
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)
Carl G. Verboncoeur
Rydex Series Funds
9601 Blackwell Road, Suite 500
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant’s telephone number, including area code:	1-301-296-5149

Date of fiscal year end:	March 31, 2009

Date of reporting period:	March 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
Rydex Series Funds Annual Report

Benchmark Funds
Sector Funds
Alternative Strategy
Essential Portfolios

MARCH 31, 2009
RYDEX SERIES FUNDS ANNUAL REPORT
BENCHMARK FUNDS

NOVA FUND
S&P 500 FUND
INVERSE S&P 500 STRATEGY FUND
NASDAQ-100® FUND
INVERSE NASDAQ-100® STRATEGY FUND
MID-CAP 1.5x STRATEGY FUND
INVERSE MID-CAP STRATEGY FUND
RUSSELL 2000® 1.5x STRATEGY FUND
RUSSELL 2000® FUND
INVERSE RUSSELL 2000 ® STRATEGY FUND
GOVERNMENT LONG BOND 1.2x STRATEGY FUND
INVERSE GOVERNMENT LONG BOND STRATEGY FUND
HIGH YIELD STRATEGY FUND
INVERSE HIGH YIELD STRATEGY FUND
EUROPE 1.25x STRATEGY FUND
JAPAN 2x STRATEGY FUND
SMALL-CAP VALUE FUND
MID-CAP VALUE FUND
LARGE-CAP VALUE FUND
SMALL-CAP GROWTH FUND
MID-CAP GROWTH FUND
LARGE-CAP GROWTH FUND
U.S. GOVERNMENT MONEY MARKET FUND

LETTER TO OUR SHAREHOLDERS	2

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	4

ABOUT SHAREHOLDERS’ FUND EXPENSES	5

PERFORMANCE REPORTS AND FUND PROFILES	10

SCHEDULES OF INVESTMENTS	56

STATEMENTS OF ASSETS AND LIABILITIES	140

STATEMENTS OF OPERATIONS	144

STATEMENTS OF CHANGES IN NET ASSETS	148

FINANCIAL HIGHLIGHTS	156

NOTES TO FINANCIAL STATEMENTS	167

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	182

OTHER INFORMATION	183

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	184
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	1

LETTER TO OUR SHAREHOLDERS

DEAR SHAREHOLDERS:
The best thing anyone can say about 2008 is that it is now history. While superlatives like wild, volatile and unprecedented were thrown around on a daily basis since the crisis broke with full force late in the third quarter, there is sufficient evidence indicating that 2009 may continue to warrant such a characterization.
Investors experienced new stock market lows reminiscent of the 1970s, watched as unemployment crept towards new highs and could only sit back and watch as the value of their homes dropped precipitously. On Wall Street, the news was just as grim. The S&P 500® Index fell 37% for the calendar year—second only to 1931. Hiding places were nearly non-existent as what turned out to be a globally correlated bear market provided few safe havens for investors, with the exception of U.S. Treasury securities. The market environment also emphasized the need for investors to look beyond traditional assets. Increasingly, we are beginning to see investors start to embrace alternative investments to not only assist in managing portfolio risk, but potentially enhance returns.
Bear Market Environment Continues
Fears of a prolonged bear market continued to weigh heavily on the minds of investors throughout the fall, as the financial sector collapsed on apprehension about inadequate capital reserves. In less than a month, the shape of the entire financial system was changed forever. The Wall Street model of large, aggressive, risk-taking investment banks was completely swept aside as financial titans such as Merrill Lynch & Company, Inc., Morgan Stanley, Goldman Sachs Group, Inc. and Lehman Brothers Holdings, Inc. collapsed, merged with or were reborn as commercial banks. Among other things, September 2008 showed us that the Wall Street formula of highly leveraged balance sheets, coupled with the need to access working capital on a daily basis, proved to be lethal when backed by seemingly worthless assets. In September, we saw a temporary ban on the short-selling of financial stocks and historic government intervention as the U.S. Treasury stepped in to offer temporary money market mutual fund insurance after the Reserve Primary Fund “broke the buck"—causing a massive exodus from money market mutual funds.
As the willingness to lend disappeared, so did Wall Street’s daily lifeline, culminating in what Alan Greenspan called, “A once-in-a-century credit tsunami.” In effectively erasing 13 years of performance gains, the S&P 500 Index bottomed out at 666.79—the lowest level since 1996—before rebounding 20% to end the quarter at 797.87. Yet, for the 12-month period ending 3/31/09, the S&P 500 Index was down 38.09%—similar to the abysmal performance investors endured in the calendar year.
Historic Government Intervention
While the equity markets faltered and the credit markets froze, the government—led by the Federal Reserve, the United States Treasury and the Federal Deposit Insurance Corporation (FDIC)—unveiled a colossal amount of policy initiatives with high hopes of jump-starting the economy. The bet being waged by Federal Reserve Chairman Ben Bernanke and Treasury Secretary Tim Geithner is that unleashing a massive amount of stimulus will keep credit flowing and financial markets functioning. Newly sworn-in government officials committed $12 trillion to programs designed to offset credit and subprime mortgage-related issues that were negatively impacting the financial services industry. This historic government intervention kicked into high gear during the fall when Congress established The Emergency Economic Stabilization Act of 2008 (EESA) in an effort to help strengthen the U.S. economy. Primarily, the act authorized the Troubled Assets Relief Program (TARP), which was originally structured to purchase troubled assets from ailing banks but quickly morphed into an effort to recapitalize the banking industry via the Capital Purchase Plan (CPP). The Financial Stability Plan (FSP) outlined by the U.S. Treasury, mandated new rules for additional transparency and accountability of financial institutions. As an objective
2	|	THE RYDEX SERIES FUNDS ANNUAL REPORT
1

LETTER TO OUR SHAREHOLDERS (concluded)

of the plan, the so-called “stress tests” of financial firms were initiated with an eye toward providing additional capital should the economy worsen. That same week, the U.S. Treasury, in partnership with the Federal Reserve and the FDIC, introduced the Public-Private Investment Fund. The fund, which combines public and private assets, was designed to remove legacy-toxic assets from bank balance sheets.
Dismal Economic Activity
As oil and gas prices fell from highs that topped $147/barrel and more than $4.00/gallon, consumers—who were concerned about job security—stopped spending. Fourth quarter 2008 GDP dropped 5.7% compared to 2007’s activity, putting the breaks on the nation’s engine of economic activity. The manufacturing side of the economy staggered in the face of disappearing demand as witnessed by the big three automakers, who appeared before Congress to ask for taxpayer-funded bailouts simply to stay afloat.
On the employment front, the news was just as grim. According to The Bureau of Labor Statistics, the U.S. unemployment rate hit 8.5% in March (levels not seen since November of 1983) with initial jobless claims jumping to 669,000—the highest recorded level since 1982, according to the Labor Department.
Market Outlook: Moving Forward
So what’s an investor to do? On a positive note, the new administration has rightly made the economy its top priority. In this unprecedented bear market environment, we believe it is more important than ever for investors to keep an eye on their long-term investment goals and utilize this opportunity to rebalance their portfolios and re-assess their risk tolerance. America (and the rest of the world) is experiencing an economic and financial storm many of us haven’t experienced in our lifetimes.
Will the tempest blow over? We can only wait and see. However, I do know this—bubble and bear markets have one commonality: fear. In each one, you’ll hear people say that,”... this time, it’s different...” It’s not. While history cannot predict the future, it suggests that the stock market will eventually revert to its mean.
We appreciate the trust that you have placed in our firm’s quality and integrity by investing with us. It is our goal to continue to offer you a wide variety of investment offerings to help you meet your financial goals.
Sincerely,
Mike Byrum, CFA
President and Chief Investment Officer
Performance displayed represents past performance which is no guarantee of future results. Of course, fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call us at 800. 820. 0888 or visit www.rydexinvestments.com.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	3
2

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Rydex Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.
Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.
An Example of Compounding
For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0%—in line with its benchmark.
On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index	Index	Fund		Fund
	Level	Performance	Expectation	Fund NAV	Performance	Assessment
Start	100			$10.00
Day 1	106	6.0%	9.0%	$10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.
Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.
In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.
As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.
4	|	THE RYDEX SERIES FUNDS ANNUAL REPORT
3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2008 and ending March 31, 2009.
The following tables illustrate a Fund’s costs in two ways:
Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”
Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Certain retirement plans such as IRA, SEP, Roth IRA and 403(b) accounts are charged an annual $15 maintenance fee. Upon liquidating a retirement account, a $15 account-closing fee will be taken from the proceeds of the redemption.
The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.
Note that the expenses shown in the table are meant to highlight and help compare ongoing costs only and do not reflect any transactional costs which may be incurred by a Fund.
More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	5
4

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

			Beginning	Ending	Expenses
	Expense		Account Value	Account Value	Paid During
	Ratio	†	September 30, 2008	March 31, 2009	Period	*

Table 1. Based on actual Fund return
Nova Fund
Investor Class	1.30%		$1,000.00	$ 533.80	$ 4.97
Advisor Class	1.80%		1,000.00	532.40	6.88
A-Class	1.54%		1,000.00	533.70	5.89
C-Class	2.31%		1,000.00	531.20	8.82
S&P 500 Fund
A-Class	1.52%		1,000.00	686.30	6.39
C-Class	2.28%		1,000.00	683.50	9.57
H-Class	1.53%		1,000.00	686.40	6.43
Inverse S&P 500 Strategy Fund
Investor Class	1.44%		1,000.00	1,254.00	8.09
Advisor Class	1.93%		1,000.00	1,251.20	10.83
A-Class	1.69%		1,000.00	1,252.30	9.49
C-Class	2.44%		1,000.00	1,247.40	13.67
NASDAQ-100® Fund
Investor Class	1.31%		1,000.00	770.30	5.78
Advisor Class	1.81%		1,000.00	768.90	7.98
A-Class	1.56%		1,000.00	770.40	6.89
C-Class	2.32%		1,000.00	767.40	10.22
Inverse NASDAQ-100® Strategy Fund
Investor Class	1.47%		1,000.00	1,109.20	7.73
Advisor Class	1.97%		1,000.00	1,106.80	10.35
A-Class	1.72%		1,000.00	1,107.80	9.04
C-Class	2.47%		1,000.00	1,104.20	12.96
Mid-Cap 1.5x Strategy Fund
A-Class	1.69%		1,000.00	519.00	6.40
C-Class	2.46%		1,000.00	516.80	9.30
H-Class	1.70%		1,000.00	518.60	6.44
Inverse Mid-Cap Strategy Fund
A-Class	1.69%		1,000.00	1,221.90	9.36
C-Class	2.44%		1,000.00	1,218.00	13.49
H-Class	1.68%		1,000.00	1,222.60	9.31
Russell 2000® 1.5x Strategy Fund
A-Class	1.72%		1,000.00	458.00	6.25
C-Class	2.48%		1,000.00	455.30	9.00
H-Class	1.71%		1,000.00	457.40	6.21
Russell 2000® Fund
A-Class	1.57%		1,000.00	617.60	6.33
C-Class	2.30%		1,000.00	614.30	9.26
H-Class	1.57%		1,000.00	617.60	6.33
Inverse Russell 2000® Strategy Fund
A-Class	1.69%		1,000.00	1,287.90	9.64
C-Class	2.42%		1,000.00	1,283.20	13.78
H-Class	1.68%		1,000.00	1,287.70	9.58
Government Long Bond 1.2x Strategy Fund
Investor Class	0.98%		1,000.00	1,187.20	5.34
Advisor Class	1.48%		1,000.00	1,181.70	8.05
A-Class	1.23%		1,000.00	1,184.40	6.70
C-Class	1.98%		1,000.00	1,180.60	10.76
Inverse Government Long Bond Strategy Fund
Investor Class	1.42%		1,000.00	792.40	6.35
Advisor Class	1.92%		1,000.00	790.10	8.57
A-Class	1.67%		1,000.00	791.50	7.46
C-Class	2.42%		1,000.00	788.20	10.79
6	|	THE RYDEX SERIES FUNDS ANNUAL REPORT
5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

			Beginning	Ending	Expenses
	Expense		Account Value	Account Value	Paid During
	Ratio	†	September 30, 2008	March 31, 2009	Period	*

High Yield Strategy Fund
A-Class	1.60%		$1,000.00	$ 843.70	$ 7.35
C-Class	2.32%		1,000.00	840.00	10.64
H-Class	1.54%		1,000.00	843.90	7.08
Inverse High Yield Strategy Fund
A-Class	1.53%		1,000.00	1,091.30	7.98
C-Class	2.30%		1,000.00	1,086.80	11.97
H-Class	1.54%		1,000.00	1,090.80	8.03
Europe 1.25x Strategy Fund
A-Class	1.69%		1,000.00	494.40	6.30
C-Class	2.46%		1,000.00	491.80	9.15
H-Class	1.70%		1,000.00	494.10	6.33
Japan 2x Strategy Fund
A-Class	1.53%		1,000.00	495.70	5.71
C-Class	2.25%		1,000.00	493.50	8.38
H-Class	1.52%		1,000.00	495.70	5.67
Small-Cap Value Fund
A-Class	1.61%		1,000.00	459.80	5.86
C-Class	2.45%		1,000.00	457.80	8.90
H-Class	1.57%		1,000.00	459.90	5.71
Mid-Cap Value Fund
A-Class	1.60%		1,000.00	497.10	5.97
C-Class	2.34%		1,000.00	494.20	8.72
H-Class	1.58%		1,000.00	496.50	5.89
Large-Cap Value Fund
A-Class	1.54%		1,000.00	507.00	5.79
C-Class	2.31%		1,000.00	505.70	8.67
H-Class	1.54%		1,000.00	507.40	5.79
Small-Cap Growth Fund
A-Class	1.59%		1,000.00	622.70	6.43
C-Class	2.34%		1,000.00	620.50	9.45
H-Class	1.56%		1,000.00	622.60	6.31
Mid-Cap Growth Fund
A-Class	1.63%		1,000.00	719.50	6.99
C-Class	2.33%		1,000.00	716.70	9.97
H-Class	1.54%		1,000.00	719.50	6.60
Large-Cap Growth Fund
A-Class	1.55%		1,000.00	713.90	6.62
C-Class	2.31%		1,000.00	711.00	9.85
H-Class	1.55%		1,000.00	713.40	6.62
U.S. Government Money Market Fund
Investor Class	0.88%		1,000.00	1,010.60	4.41
Advisor Class	1.17%		1,000.00	1,006.50	5.85
A-Class	1.05%		1,000.00	1,008.50	5.26
C-Class	1.51%		1,000.00	1,002.60	7.54
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	7
6

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

			Beginning	Ending	Expenses
	Expense		Account Value	Account Value	Paid During
	Ratio	†	September 30, 2008	March 31, 2009	Period	*

Table 2. Based on hypothetical 5% return (before expenses)
Nova Fund
Investor Class	1.30%		$1,000.00	$1,018.45	$ 6.54
Advisor Class	1.80%		1,000.00	1,015.96	9.05
A-Class	1.54%		1,000.00	1,017.25	7.75
C-Class	2.31%		1,000.00	1,013.41	11.60
S&P 500 Fund
A-Class	1.52%		1,000.00	1,017.35	7.64
C-Class	2.28%		1,000.00	1,013.56	11.45
H-Class	1.53%		1,000.00	1,017.30	7.70
Inverse S&P 500 Strategy Fund
Investor Class	1.44%		1,000.00	1,017.75	7.24
Advisor Class	1.93%		1,000.00	1,015.31	9.70
A-Class	1.69%		1,000.00	1,016.50	8.50
C-Class	2.44%		1,000.00	1,012.76	12.24
NASDAQ-100® Fund
Investor Class	1.31%		1,000.00	1,018.40	6.59
Advisor Class	1.81%		1,000.00	1,015.91	9.10
A-Class	1.56%		1,000.00	1,017.15	7.85
C-Class	2.32%		1,000.00	1,013.36	11.65
Inverse NASDAQ-100® Strategy Fund
Investor Class	1.47%		1,000.00	1,017.60	7.39
Advisor Class	1.97%		1,000.00	1,015.11	9.90
A-Class	1.72%		1,000.00	1,016.36	8.65
C-Class	2.47%		1,000.00	1,012.62	12.39
Mid-Cap 1.5x Strategy Fund
A-Class	1.69%		1,000.00	1,016.50	8.50
C-Class	2.46%		1,000.00	1,012.67	12.34
H-Class	1.70%		1,000.00	1,016.45	8.55
Inverse Mid-Cap Strategy Fund
A-Class	1.69%		1,000.00	1,016.50	8.50
C-Class	2.44%		1,000.00	1,012.76	12.24
H-Class	1.68%		1,000.00	1,016.55	8.45
Russell 2000® 1.5x Strategy Fund
A-Class	1.72%		1,000.00	1,016.36	8.65
C-Class	2.48%		1,000.00	1,012.57	12.44
H-Class	1.71%		1,000.00	1,016.40	8.60
Russell 2000® Fund
A-Class	1.57%		1,000.00	1,017.10	7.90
C-Class	2.30%		1,000.00	1,013.46	11.55
H-Class	1.57%		1,000.00	1,017.10	7.90
Inverse Russell 2000® Strategy Fund
A-Class	1.69%		1,000.00	1,016.50	8.50
C-Class	2.42%		1,000.00	1,012.86	12.14
H-Class	1.68%		1,000.00	1,016.55	8.45
Government Long Bond 1.2x Strategy Fund
Investor Class	0.98%		1,000.00	1,020.04	4.94
Advisor Class	1.48%		1,000.00	1,017.55	7.44
A-Class	1.23%		1,000.00	1,018.80	6.19
C-Class	1.98%		1,000.00	1,015.06	9.95
Inverse Government Long Bond Strategy Fund
Investor Class	1.42%		1,000.00	1,017.85	7.14
Advisor Class	1.92%		1,000.00	1,015.36	9.65
A-Class	1.67%		1,000.00	1,016.60	8.40
C-Class	2.42%		1,000.00	1,012.86	12.14
8	|	THE RYDEX SERIES FUNDS ANNUAL REPORT
7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense		Account Value	Account Value	Paid During
	Ratio	†	September 30, 2008	March 31, 2009	Period	*

High Yield Strategy Fund
A-Class	1.60%		$1,000.00	$1,016.95	$ 8.05
C-Class	2.32%		1,000.00	1,013.36	11.65
H-Class	1.54%		1,000.00	1,017.25	7.75
Inverse High Yield Strategy Fund
A-Class	1.53%		1,000.00	1,017.30	7.70
C-Class	2.30%		1,000.00	1,013.46	11.55
H-Class	1.54%		1,000.00	1,017.25	7.75
Europe 1.25x Strategy Fund
A-Class	1.69%		1,000.00	1,016.50	8.50
C-Class	2.46%		1,000.00	1,012.67	12.34
H-Class	1.70%		1,000.00	1,016.45	8.55
Japan 2x Strategy Fund
A-Class	1.53%		1,000.00	1,017.30	7.70
C-Class	2.25%		1,000.00	1,013.71	11.30
H-Class	1.52%		1,000.00	1,017.35	7.64
Small-Cap Value Fund
A-Class	1.61%		1,000.00	1,016.90	8.10
C-Class	2.45%		1,000.00	1,012.72	12.29
H-Class	1.57%		1,000.00	1,017.10	7.90
Mid-Cap Value Fund
A-Class	1.60%		1,000.00	1,016.95	8.05
C-Class	2.34%		1,000.00	1,013.26	11.75
H-Class	1.58%		1,000.00	1,017.05	7.95
Large-Cap Value Fund
A-Class	1.54%		1,000.00	1,017.25	7.75
C-Class	2.31%		1,000.00	1,013.41	11.60
H-Class	1.54%		1,000.00	1,017.25	7.75
Small-Cap Growth Fund
A-Class	1.59%		1,000.00	1,017.00	8.00
C-Class	2.34%		1,000.00	1,013.26	11.75
H-Class	1.56%		1,000.00	1,017.15	7.85
Mid-Cap Growth Fund
A-Class	1.63%		1,000.00	1,016.80	8.20
C-Class	2.33%		1,000.00	1,013.31	11.70
H-Class	1.54%		1,000.00	1,017.25	7.75
Large-Cap Growth Fund
A-Class	1.55%		1,000.00	1,017.20	7.80
C-Class	2.31%		1,000.00	1,013.41	11.60
H-Class	1.55%		1,000.00	1,017.20	7.80
U.S. Government Money Market Fund
Investor Class	0.88%		1,000.00	1,020.54	4.43
Advisor Class	1.17%		1,000.00	1,019.10	5.89
A-Class	1.05%		1,000.00	1,019.70	5.29
C-Class	1.51%		1,000.00	1,017.40	7.59

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by the number of days in the current fiscal year.

†	This ratio represents annualized Total Expenses, which include dividend expense from securities sold short.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	9
8

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited)

NOVA FUND
OBJECTIVE: To provide investment results that match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500 Index.
Inception: July 12, 1993
The year began with continued concerns over the subprime mortgage crisis and weakening housing market as Bear Stearns Companies, Inc. collapsed and the Federal Reserve helped orchestrate a takeover of the industry giant by JPMorgan Chase & Co. in March. Fears of a recession increased throughout the year as a highly chaotic atmosphere that came to characterize U.S. equity markets took hold. Stock markets started to freefall after Lehman Brothers Holdings, Inc. filed for bankruptcy on September 15. One-month LIBOR rates spiked to 4.5875% as banks required a higher premium for taking on credit risk from other banks. Volatility also spiked as indicated by the CBOE Volatility Index (VIX), which increased to a high of 80.86.
To help calm financial markets, the U.S. government rescued Fannie Mae, Freddie Mac and American International Group Inc., and released an infusion of cash in the hopes of firming up the balance sheets of major U.S. banking institutions. The government also intervened to orchestrate the Merrill Lynch & Company, Inc. takeover by Bank of America Corp. Then, on October 8, many governments announced massive spending plans in a coordinated effort to help boost global economic activity. These actions appeared to stabilize the financial markets for a short time as the S&P 500 Index ended the year at 903.25—up from its low of 752.44 on November 20. LIBOR rates also fell by less than half a percent and the VIX closed below 40.
As expected, no sector provided positive returns for the year. While investors sought growth, they also sought to shield themselves from the now global collapse of the nation’s housing market. Consumer staples, health care and utilities remained defensive during the year. Battered financials, materials and technology were the worst-performing sectors. Nova Fund Investor Class returned -56.06% for the year. The fund achieved a daily correlation of more than 99% to its benchmark of 150% of the daily price movement of the S&P 500 Index.
The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	July 12, 1993
Advisor Class	October 15, 1998
A-Class	March 31, 2004
C-Class	March 14, 2001

Ten Largest Holdings (% of Total Net Assets)
Exxon Mobil Corp.	3.7%
AT&T, Inc.	1.6%
Johnson & Johnson, Inc.	1.6%
Microsoft Corp.	1.6%
Procter & Gamble Co.	1.5%
Chevron Corp.	1.5%
International Business Machines Corp.	1.4%
Wal-Mart Stores, Inc.	1.3%
General Electric Co.	1.2%
JPMorgan Chase & Co.	1.1%

Top Ten Total	16.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

10	|	THE RYDEX SERIES FUNDS ANNUAL REPORT
9

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

NOVA FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	Investor Class					Advisor Class
	(07/12/93)					(10/15/98)
	ONE	FIVE	TEN			ONE	FIVE	TEN
	YEAR	YEAR	YEAR			YEAR	YEAR	YEAR

NOVA FUND	-56.06%	-11.81%	-9.44%			-56.26%	-12.25%	-9.91%
S&P 500 INDEX	-38.09%	-4.76%	-3.00%			-38.09%	-4.76%	-3.00%

	A-Class				C-Class
	(03/31/04)				(03/14/01)
	ONE	ONE	FIVE	FIVE	ONE	ONE	FIVE	SINCE
	YEAR	YEAR*	YEAR	YEAR*	YEAR	YEAR**	YEAR	INCEPTION

NOVA FUND	-56.13%	-58.21%	-12.03%	-12.88%	-56.49%	-56.93%	-12.68%	-9.74%
S&P 500 INDEX	-38.09%	-38.09%	-4.76%	-4.76%	-38.09%	-38.09%	-4.76%	-2.82%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a contingent deferred sales charge (“CDSC”) of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	11
10

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

S&P 500 FUND
OBJECTIVE: To provide investment results that match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the S&P 500 Index.
Inception: May 31, 2006
The S&P 500 Index was down 38.09% for the year ended March 31, 2009. The year began with continued concerns over the subprime mortgage crisis and weakening housing market. Bear Stearns collapsed in March and the Federal Reserve helped orchestrate a takeover of Bear Stearns Companies, Inc. by JPMorgan Chase & Co. Fears of a recession increased throughout the year. Stock markets started to freefall after Lehman Brothers Holdings, Inc.’s bankruptcy on September 15. One-month LIBOR rates spiked to 4.5875% as banks required a higher premium for taking on credit risk from other banks. Volatility also spiked as the VIX increased to a high of 80.86.
To help calm financial markets, the U.S. government rescued Fannie Mae, Freddie Mac and American International Group, Inc., as well as firming up the balance sheets of major U.S. banks. Many central banks around the globe coordinated interest rate cuts. Then, on October 8, many governments announced massive spending plans to help boost global economic activity. These actions appear to be stabilizing the financial markets as the S&P 500 Index ended the year at 903.25, up from its low of 752.44 on November 20. LIBOR rates have also fallen to less than half a percent and the VIX closed below 40.
As expected, no sector provided positive returns for the year. The index’s best-performing holdings were Schering-Plough Corp., Anheuser-Busch Companies, Inc., Wyeth, Bristol-Myers Squibb Co. and Amazon.com, Inc. The index’s worst-performing holdings were General Electric Co., Bank of America Corp., Citigroup, Inc., Procter & Gamble Co. and Wells Fargo & Co.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

Ten Largest Holdings (% of Total Net Assets)
Exxon Mobil Corp.	3.0%
AT&T, Inc.	1.3%
Johnson & Johnson, Inc.	1.3%
Microsoft Corp.	1.2%
Procter & Gamble Co.	1.2%
Chevron Corp.	1.2%
International Business Machines Corp.	1.2%
Wal-Mart Stores, Inc.	1.0%
General Electric Co.	0.9%
JPMorgan Chase & Co.	0.9%

Top Ten Total	13.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

12	|	THE RYDEX SERIES FUNDS ANNUAL REPORT
11

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

S&P 500 FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	A-Class				C-Class
	(05/31/06)				(05/31/06)
	ONE	ONE	SINCE	SINCE	ONE	ONE	SINCE
	YEAR	YEAR*	INCEPTION	INCEPTION*	YEAR	YEAR**	INCEPTION

S&P 500 FUND	-38.95%	-41.85%	-14.20%	-15.67%	-39.43%	-40.04%	-14.87%
S&P 500 INDEX	-38.09%	-38.09%	-13.28%	-13.28%	-38.09%	-38.09%	-13.28%

	H-Class
	(05/31/06)
	ONE	SINCE
	YEAR	INCEPTION

S&P 500 FUND	-38.94%	-14.22%
S&P 500 INDEX	-38.09%	-13.28%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	13
12

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INVERSE S&P 500 STRATEGY FUND
OBJECTIVE: To provide investment results that inversely correlate to the performance of the S&P 500 Index.
Inception: January 7, 1994
The S&P 500 Index was down 38.09% for the year ended March 31, 2009. The year began with continued concerns over the subprime mortgage crisis and weakening housing market. Bear Stearns Companies, Inc. collapsed in March and the Federal Reserve helped orchestrate a takeover of Bear Stearns Companies, Inc. by JPMorgan Chase & Co. Fears of a recession increased throughout the year. Stock markets started to freefall after Lehman Brothers Holdings, Inc.’s bankruptcy on September 15. One-month LIBOR rates spiked to 4.5875% as banks required a higher premium for taking on credit risk from other banks. Volatility also spiked as indicated by the VIX, which increased to a high of 80.86.
To help calm financial markets, the U.S. government rescued Fannie Mae, Freddie Mac and American International Group, Inc., as well as firming up the balance sheets of major U.S. banks. Many central banks around the globe coordinated interest rate cuts. Then, on October 8, many governments announced massive spending plans to help boost global economic activity. These actions appear to be stabilizing the financial markets as the S&P 500 Index ended the year at 903.25, up from its low of 752.44 on November 20. LIBOR rates have also fallen to less than half a percent and the VIX closed below 40. As expected, no sector provided positive returns for the year. Consumer staples, health care and utilities remained defensive and were the best-performing sectors for 2009. Battered financials, materials and technology were the worst-performing sectors.
Inverse S&P 500 Strategy Fund Investor Class returned 37.66% for the year. The U.S. Securities and Exchange Commission’s three-week ban on shorting stocks in the fall of 2008 had no impact on the fund’s ability to get short exposure to the broad index. The fund achieved a daily correlation of more than 99% to its benchmark of -100% of the daily price movement of the S&P 500 Index.
The apparent discrepancy between daily and long-term returns is the result of compounding, which is described briefly on page 4 of this report.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	January 7, 1994
Advisor Class	August 5, 1998
A-Class	March 31, 2004
C-Class	March 15, 2001
The Fund invests principally in derivative investments such as equity index swap agreements, futures contracts, and options on index futures.

14	|	THE RYDEX SERIES FUNDS ANNUAL REPORT
13

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INVERSE S&P 500 STRATEGY FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	Investor Class					Advisor Class
	(01/07/94)					(08/05/98)
	ONE	FIVE	TEN			ONE	FIVE	TEN
	YEAR	YEAR	YEAR			YEAR	YEAR	YEAR

INVERSE S&P 500 STRATEGY FUND	37.66%	5.55%	3.99%			36.96%	5.00%	3.44%
S&P 500 INDEX	-38.09%	-4.76%	-3.00%			-38.09%	-4.76%	-3.00%

	A-Class				C-Class
	(03/31/04)				(03/15/01)
	ONE	ONE	FIVE	FIVE	ONE	ONE	FIVE	SINCE
	YEAR	YEAR*	YEAR	YEAR*	YEAR	YEAR**	YEAR	INCEPTION

INVERSE S&P 500 STRATEGY FUND	37.30%	30.78%	5.19%	4.17%	36.27%	35.27%	4.47%	1.54%
S&P 500 INDEX	-38.09%	-38.09%	-4.76%	-4.76%	-38.09%	-38.09%	-4.76%	-2.89%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	15
14

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

NASDAQ-100® FUND
OBJECTIVE: To provide investment results that correspond to a benchmark for over-the-counter securities. The Fund’s current benchmark is the NASDAQ-100 Index®.
Inception: February 14, 1994
The NASDAQ-100 Index was down 30.15% for the year ended March 31, 2009. As expected, technology stocks were hit hard by decreased economic activity and weaker consumer demand. However, the NASDAQ-100 Index fared better than the S&P 500 Index or the Russell 2000® Index, as those indices were down 38.09% and 37.50%, respectively, over the past 12 months. The financial crisis impacted global economies—even stocks with a large proportion of foreign revenues suffered from weaker demand overseas. Many stocks have correspondingly lowered their revenue and earnings guidance for upcoming quarters. The index’s best-performing holdings included Apollo Group Inc., Amazon.com, Inc., Life Technologies Corp., Illumina, Inc. and Broadcom Corp. The index’s worst performers included Research in Motion Ltd., Apple, Inc., Microsoft Corp., Cisco Systems, Inc. and Google, Inc.
NASDAQ-100® Fund Investor Class returned -30.99% for the year. The fund achieved a daily correlation over 99% to its benchmark of 100% of the daily price movement of the NASDAQ-100 Index.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	February 14, 1994
Advisor Class	September 22, 1998
A-Class	March 31, 2004
C-Class	March 26, 2001

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	10.9%
Qualcomm, Inc.	6.4%
Microsoft Corp.	4.7%
Google, Inc. — Class A	4.2%
Gilead Sciences, Inc.	3.5%
Oracle Corp.	3.2%
Cisco Systems, Inc.	2.9%
Teva Pharmaceutical Industries Ltd. — SP ADR	2.7%
Intel Corp.	2.4%
Research In Motion Ltd.	2.0%

Top Ten Total	42.9%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

16	|	THE RYDEX SERIES FUNDS ANNUAL REPORT
15

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

NASDAQ-100® FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.

††	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	Investor Class					Advisor Class
	(02/14/94)					(09/22/98)
	ONE	FIVE	TEN			ONE	FIVE	TEN
	YEAR	YEAR	YEAR			YEAR	YEAR	YEAR

NASDAQ-100® FUND	-30.99%	-3.42%	-6.29%			-31.26%	-3.92%	-6.77%
NASDAQ-100 INDEX	-30.15%	-2.52%	-4.91%			-30.15%	-2.52%	-4.91%

	A-Class				C-Class
	(03/31/04)				(03/26/01)
	ONE	ONE	FIVE	FIVE	ONE	ONE	FIVE	SINCE
	YEAR	YEAR*	YEAR	YEAR*	YEAR	YEAR**	YEAR	INCEPTION

NASDAQ-100® FUND	-31.10%	-34.37%	-3.67%	-4.60%	-31.60%	-32.28%	-4.40%	-5.62%
NASDAQ-100 INDEX	-30.15%	-30.15%	-2.52%	-2.52%	-30.15%	-30.15%	-2.52%	-3.39%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The NASDAQ-100 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are is based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	17
16

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INVERSE NASDAQ-100® STRATEGY FUND
OBJECTIVE: To provide investment results that match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse of the performance of the NASDAQ-100 Index.
Inception: September 3, 1998
The NASDAQ-100 Index was down 30.15% for the year ended March 31, 2009. As expected, technology stocks were hit hard by decreased economic activity and weaker consumer demand. However, the NASDAQ-100 Index fared better than the S&P 500 Index or the Russell 2000 Index, as those indices were down 38.09% and 37.50%, respectively, over the past 12 months. The financial crisis impacted global economies—even stocks with a large proportion of foreign revenues suffered from weaker demand overseas. Many stocks have correspondingly lowered their revenue and earnings guidance for upcoming quarters. The index’s best-performing holdings included Apollo Group Inc., Amazon.com, Inc., Life Technologies Corp., Illumina, Inc. and Broadcom Corp. The index’s worst performers included Research in Motion Ltd., Apple, Inc., Microsoft Corp., Cisco Systems, Inc. and Google, Inc.
Inverse NASDAQ-100® Strategy Fund Investor Class returned 19.48% for the year. The fund achieved a daily correlation over 99% to its benchmark of -100% of the daily price movement of the NASDAQ-100 Index.
The apparent discrepancy between daily and long-term returns is the result of compounding, which is described briefly on page 4 of this report.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	September 3, 1998
Advisor Class	August 1, 2003
A-Class	March 31, 2004
C-Class	March 7, 2001
The Fund invests principally in derivative investments such as equity index swap agreements, futures contracts, and options on index futures.

18	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INVERSE NASDAQ-100® STRATEGY FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.

††	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	Investor Class					Advisor Class
	(09/03/98)					(08/01/03)
	ONE	FIVE	TEN			ONE	FIVE	SINCE
	YEAR	YEAR	YEAR			YEAR	YEAR	INCEPTION

INVERSE NASDAQ-100® STRATEGY FUND	19.48%	1.36%	-3.32%			18.88%	0.88%	-1.99%
NASDAQ-100 INDEX	-30.15%	-2.52%	-4.91%			-30.15%	-2.52%	-4.91%

	A-Class				C-Class
	(03/31/04)				(03/07/01)
	ONE	ONE	FIVE	FIVE	ONE	ONE	FIVE	SINCE
	YEAR	YEAR*	YEAR	YEAR*	YEAR	YEAR**	YEAR	INCEPTION

INVERSE NASDAQ-100®
STRATEGY FUND	19.18%	13.52%	1.11%	0.13%	18.35%	17.35%	0.35%	-1.28%
NASDAQ-100 INDEX	-30.15%	-30.15%	-2.52%	-2.52%	-30.15%	-30.15%	-2.52%	-5.43%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The NASDAQ-100 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	19

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

MID-CAP 1.5x STRATEGY FUND
OBJECTIVE: To provide investment results that correlate to the performance of a specific benchmark for mid-cap securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Index.
Inception: August 16, 2001
The S&P MidCap 400 Index was down 36.10% for the year ended March 31, 2009. The weaker housing market and unfolding financial crisis hurt mid-cap companies throughout the year. The bankruptcy of Lehman Brothers Holdings, Inc. in September caused a flight away from risk stocks into the safety of government bonds and T-bills. The actions of the governments and central banks around the world to rescue troubled firms culminated in large fiscal spending plans and coordinated interest rate cuts that helped calm financial markets by year-end. Mid-cap stocks suffered alongside their large-cap and small-cap peers, but managed to slightly outperform the S&P 500 Index (-38.09%) and the Russell 2000 Index (-37.50%). The index’s best-performing holdings this year were ITT Education Services, Inc., O’Reilly Automotive, Inc., Southwestern Energy, Co., Dollar Tree, Inc. and Fidelity National Financial, Inc. The index’s worst-performing holdings included Cliffs Natural Resources Inc., shopping mall operator Macerich Co., Hologic, Inc., Arch Coal, Inc. and Covance, Inc. Mid-Cap 1.5x Strategy Fund H-Class returned -54.71% for the year. The fund achieved a daily correlation of more than 99% to its benchmark of 150% of the daily price movement of the S&P MidCap 400 Index.
The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

A-Class	March 31, 2004
C-Class	August 20, 2001
H-Class	August 16, 2001

Ten Largest Holdings
(% of Total Net Assets)

Vertex Pharmaceuticals, Inc.	0.4%
Ross Stores, Inc.	0.3%
Everest Re Group Ltd.	0.3%
Western Digital Corp.	0.3%
Fidelity National Financial, Inc. — Class A	0.3%
Quanta Services, Inc.	0.3%
Dollar Tree, Inc.	0.3%
FMC Technologies, Inc.	0.3%
Advance Auto Parts, Inc.	0.3%
New York Community Bancorp, Inc.	0.3%

Top Ten Total	3.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

20	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

MID-CAP 1.5x STRATEGY FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	A-Class				C-Class
	(03/31/04)				(08/20/01)
	ONE	ONE	FIVE	FIVE	ONE	ONE	FIVE	SINCE
	YEAR	YEAR*	YEAR	YEAR*	YEAR	YEAR**	YEAR	INCEPTION

MID-CAP1.5x
STRATEGY FUND	-54.70%	-56.85%	-10.70%	-11.56%	-55.06%	-55.51%	-11.36%	-6.02%
S&P MIDCAP 400 INDEX	-36.10%	-36.10%	-2.84%	-2.84%	-36.10%	-36.10%	-2.84%	1.06%

	H-Class
	(08/16/01)
	ONE	FIVE	SINCE
	YEAR	YEAR	INCEPTION

MID-CAP1.5x
STRATEGY FUND	-54.71%	-10.70%	-5.55%
S&P MIDCAP 400 INDEX	-36.10%	-2.84%	0.89%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P MidCap 400 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	21

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INVERSE MID-CAP STRATEGY FUND
OBJECTIVE: To provide investment results that match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse of the performance of the S&P MidCap 400 Index.
Inception: February 20, 2004
The S&P MidCap 400 Index was down 36.10% for the year ended March 31, 2009. The weaker housing market and unfolding financial crisis hurt mid-cap companies throughout the year. The bankruptcy of Lehman Brothers Holdings, Inc. in September caused a flight away from risk stocks into the safety of government bonds and T-bills. The actions of the governments and central banks around the world to rescue troubled firms culminated in large fiscal spending plans and coordinated interest rate cuts that helped calm financial markets by year-end. Mid-cap stocks suffered alongside their large-cap and small-cap peers, but managed to slightly outperform the S&P 500 Index (-38.09%) and the Russell 2000 Index (-37.50%). The index’s best-performing holdings this year were ITT Education Services, Inc., O’Reilly Automotive, Inc., Southwestern Energy Co., Dollar Tree, Inc. and Fidelity National Financial, Inc. The index’s worst-performing holdings included Cliffs Natural Resources Inc., shopping mall operator Macerich Co., Hologic, Inc., Arch Coal, Inc. and Covance, Inc. Inverse Mid-Cap Strategy Fund H-Class returned 30.14% for the year. The fund achieved a daily correlation of more than 99% to its benchmark of -100% of the daily price movement of the S&P MidCap 400 Index.
The apparent discrepancy between daily and long-term returns is the result of compounding, which is briefly described on page 4 of this report.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

A-Class	March 31, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004
The Fund invests principally in derivative investments such as equity index swap agreements, futures contracts, and options on index futures.

22	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INVERSE MID-CAP STRATEGY FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	A-Class				C-Class
	(03/31/04)				(02/20/04)
	ONE	ONE	FIVE	FIVE	ONE	ONE	FIVE	SINCE
	YEAR	YEAR*	YEAR	YEAR*	YEAR	YEAR**	YEAR	INCEPTION

INVERSE MID-CAP
STRATEGY FUND	30.14%	23.96%	1.98%	0.99%	29.18%	28.18%	1.20%	0.77%
S&P MIDCAP 400 INDEX	-36.10%	-36.10%	-2.84%	-2.84%	-36.10%	-36.10%	-2.84%	-2.53%

	H-Class
	(02/20/04)
	ONE	FIVE	SINCE
	YEAR	YEAR	INCEPTION

INVERSE MID-CAP
STRATEGY FUND	30.14%	1.98%	1.54%
S&P MIDCAP 400 INDEX	-36.10%	-2.84%	-2.53%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P MidCap 400 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	23

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

RUSSELL 2000® 1.5x STRATEGY FUND
OBJECTIVE: To provide investment results that correlate to the performance of a specific benchmark for small-cap securities on a daily basis. The Fund’s current benchmark is the Russell 2000 Index.
Inception: November 1, 2000
The Russell 2000 Index was down 37.50% for the year ended March 31, 2009. The weaker housing market and unfolding financial crisis hurt small-cap companies throughout the year. Increasing fears of a recession were confirmed as the National Bureau of Economic Research announced late in 2008 that U.S. economic activity reached a peak in December 2007.
The bankruptcy of Lehman Brothers Holdings, Inc. in September caused a flight away from risk stocks into the safety of government bonds and T-bills and both investment grade and high yield corporate debt yields to rise dramatically. The actions of the governments and central banks around the world to assist, and even rescue, troubled firms, and to announce large fiscal spending plans and coordinated interest rate cuts helped calm financial markets by year-end.
Even with a flight to less risky assets, the Russell 2000 Index outperformed the large-cap S&P 500 Index, which was down 38.09% for the year. The main reason for the outperformance was that smaller-cap financial stocks outperformed larger-cap financial stocks even though financial stocks comprise a larger weight in the Russell 2000 Index than in the S&P 500 Index. Russell 2000® 1.5x Strategy Fund H-Class returned -56.43% for the year. The fund achieved a daily correlation of more than 99% to its benchmark of 150% of the daily price movement of the Russell 2000 Index.
The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

A-Class	March 31, 2004
C-Class	January 23, 2001
H-Class	November 1, 2000

Ten Largest Holdings
(% of Total Net Assets)

Myriad Genetics, Inc.	0.4%
Alexion Pharmaceuticals, Inc.	0.3%
Ralcorp Holdings, Inc.	0.3%
Sybase, Inc.	0.2%
OSI Pharmaceuticals, Inc.	0.2%
ITC Holdings Corp.	0.2%
Watson Wyatt & Company Holdings	0.2%
Waste Connections, Inc.	0.2%
Wendy’s/Arby’s Group, Inc. — Class A	0.2%
Aspen Insurance Holdings Ltd.	0.2%

Top Ten Total	2.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

24	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

RUSSELL 2000® 1.5x STRATEGY FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	A-Class				C-Class
	(03/31/04)				(01/23/01)
	ONE	ONE	FIVE	FIVE	ONE	ONE	FIVE	SINCE
	YEAR	YEAR*	YEAR	YEAR*	YEAR	YEAR**	YEAR	INCEPTION

RUSSELL 2000® 1.5x
STRATEGY FUND	-56.36%	-58.43%	-12.99%	-13.84%	-56.79%	-57.22%	-13.68%	-7.96%
RUSSELL 2000 INDEX	-37.50%	-37.50%	-5.20%	-5.20%	-37.50%	-37.50%	-5.20%	-0.74%

	H-Class
	(11/01/00)
	ONE	FIVE	SINCE
	YEAR	YEAR	INCEPTION

RUSSELL 2000® 1.5x
STRATEGY FUND	-56.43%	-13.02%	-7.41%
RUSSELL 2000 INDEX	-37.50%	-5.20%	-0.51%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Russell 2000 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	25

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

RUSSELL 2000® FUND
OBJECTIVE: To provide investment results that match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the Russell 2000 Index.
Inception: May 31, 2006
The Russell 2000 Index was down 37.50% for the year ended March 31, 2009. The poor economic environment continued to hurt small-cap stocks this year. The bankruptcy of Lehman Brothers Holdings, Inc. in September caused a massive flight away from risk stocks into the safety of government bonds and T-bills. The actions of the governments and central banks around the world to assist, and even rescue, troubled firms, and to announce large fiscal spending plans and coordinated interest rate cuts helped calm financial markets by year-end.
Even with a flight to less risky assets, the Russell 2000 Index performed slightly better than the S&P 500 Index (-38.09%) over the past 12 months. However, the index fared worse than the tech-heavy NASDAQ-100 Index, which ended the year down 30.15%. The index’s best-performing holdings were Petrohawk Energy Corp., Alpha Natural Resources, Inc., CF Industries Holdings, Inc. and Walter Industries, Inc. The industry’s worst performers included BearingPoint, Inc., W Holding Company, Inc., Hologic, Inc., Energy Conversion Devices, Inc. and Penn Virginia Corp.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

Ten Largest Holdings
(% of Total Net Assets)

Myriad Genetics, Inc.	0.2%
Alexion Pharmaceuticals, Inc.	0.2%
Ralcorp Holdings, Inc.	0.2%
Sybase, Inc.	0.1%
OSI Pharmaceuticals, Inc.	0.1%
ITC Holdings Corp.	0.1%
Watson Wyatt & Company Holdings	0.1%
Waste Connections, Inc.	0.1%
Wendy’s/Arby’s Group, Inc. —Class A	0.1%
Aspen Insurance Holdings Ltd.	0.1%

Top Ten Total	1.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

26	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

RUSSELL 2000® FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	A-Class				C-Class			H-Class
	(05/31/06)				(05/31/06)			(05/31/06)
	ONE	ONE	SINCE	SINCE	ONE	ONE	SINCE	ONE	SINCE
	YEAR	YEAR*	INCEPTION	INCEPTION*	YEAR	YEAR**	INCEPTION	YEAR	INCEPTION

RUSSELL 2000® FUND	-39.29%	-42.17%	-17.51%	-18.92%	-39.86%	-40.46%	-18.14%	-39.29%	-17.51%
RUSSELL 2000 INDEX	-37.50%	-37.50%	-15.97%	-15.97%	-37.50%	-37.50%	-15.97%	-37.50%	-15.97%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Russell 2000 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	27

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INVERSE RUSSELL 2000® STRATEGY FUND
OBJECTIVE: To provide investment results that match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse of the performance of the Russell 2000 Index.
Inception: February 20, 2004
The Russell 2000 Index was down 37.50% for the year ended March 31, 2009. The poor economic environment continued to hurt small-cap stocks this year. The bankruptcy of Lehman Brothers Holdings, Inc. in September caused a massive flight away from risk stocks into the safety of government bonds and T-bills. The actions of the governments and central banks around the world to assist, and even rescue, troubled firms, and to announce large fiscal spending plans and coordinated interest rate cuts helped calm financial markets by year-end.
Even with a flight to less risky assets, the Russell 2000 Index performed slightly better than the S&P Index (-38.09%) over the past 12 months. However, the index fared worse than the tech-heavy NASDAQ-100 Index, which ended the year down 30.15%. The index’s best-performing holdings were Petrohawk Energy Corp., Alpha Natural Resources, Inc., CF Industries Holdings, Inc. and Walter Industries, Inc. The industry’s worst performers included BearingPoint, Inc., W Holding Company, Inc., Hologic, Inc., Energy Conversion Devices, Inc. and Penn Virginia Corp. The fund achieved a daily correlation of 99% to its benchmark of the inverse of the daily price movement of the Russell 2000 Index.
The apparent discrepancy between daily and long-term returns is the result of compounding, which is briefly described on page 4 of this report.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

A-Class	March 31, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004
The Fund invests principally in short sales of securities and derivative investments such as equity index swap agreements, futures contracts, and options on index futures.

28	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INVERSE RUSSELL 2000® STRATEGY FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	A-Class				C-Class
	(03/31/04)				(02/20/04)
	ONE	ONE	FIVE	FIVE	ONE	ONE	FIVE	SINCE
	YEAR	YEAR*	YEAR	YEAR*	YEAR	YEAR**	YEAR	INCEPTION

INVERSE RUSSELL 2000® STRATEGY FUND	23.91%	18.02%	1.95%	0.96%	23.06%	22.06%	1.21%	0.69%
RUSSELL 2000 INDEX	-37.50%	-37.50%	-5.20%	-5.20%	-37.50%	-37.50%	-5.20%	-4.73%

	H-Class
	(02/20/04)
	ONE	FIVE	SINCE
	YEAR	YEAR	INCEPTION

INVERSE RUSSELL 2000® STRATEGY FUND	23.93%	1.96%	1.44%
RUSSELL 2000 INDEX	-37.50%	-5.20%	-4.73%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Russell 2000 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	29

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

GOVERNMENT LONG BOND 1.2x STRATEGY FUND
OBJECTIVE: To provide investment results that correspond to a benchmark for U.S. Government securities. The Fund’s current benchmark is 120% of the price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years.
Inception: January 3, 1994
Government Long Bond 1.2x Strategy Fund Investor Class returned 20.17% during the year ended March 31, 2009. During the first and second quarter of 2008, the fund experienced extreme volatility in February and March and traded in a narrow trading range while the Federal Reserve issued new debt to provide economic stimulus and bought back debt to maintain low interest rates. On April 1, 2008, the 30-year bond recorded a yield of 4.4%. A drop in yield resulted in a flight to quality brought on by continuing signs of economic weakness—and alternately—a rise in yield as the Federal Reserve expressed continuing inflationary concerns. Following the collapse of Lehman Brothers Holdings, Inc. on September 15th, economic conditions deteriorated sharply. In a commitment to address the financial crisis, the government took over Freddie Mac, Fannie Mae and American International Group, Inc. as they rapidly declined in value due to legacy toxic assets. The Federal Reserve responded by lowering the Federal Funds Rate. On December 16, the Fed’s target rate rested at an unprecedented low of 0.00% to 0.25%. In mid-November through the end of December, ongoing fears and uncertainty prompted investors to again run for the safety of Treasuries and the 30-year bond yield plummeted 150-basis points. The fund achieved a daily correlation of 99% to its benchmark of 120% of the daily price movement of the Long Treasury Bond.
The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	January 3, 1994
Advisor Class	August 1, 2003
A-Class	March 31, 2004
C-Class	May 2, 2001
The Fund invests principally in U.S. Government securities and in derivative investments such as futures and options contracts.

30	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

GOVERNMENT LONG BOND 1.2x STRATEGY FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	Investor Class			Advisor Class
	(01/03/94)			(08/01/03)
	ONE	FIVE	TEN	ONE	FIVE	SINCE
	YEAR	YEAR	YEAR	YEAR	YEAR	INCEPTION

GOVERNMENT LONG BOND 1.2x STRATEGY FUND	20.17%	8.35%	7.35%	19.49%	7.65%	9.04%
PRICE MOVEMENT OF LONG TREASURY BOND	-2.29%	-1.88%	-0.20%	-2.29%	-1.88%	-0.28%
BARCLAYS CAPITAL LONG TREASURY BOND INDEX	13.05%	7.44%	7.99%	13.05%	7.44%	8.52%

	A-Class				C-Class
	(03/31/04)				(05/02/01)
	ONE	ONE	FIVE	FIVE	ONE	ONE	FIVE	SINCE
	YEAR	YEAR*	YEAR	YEAR*	YEAR	YEAR**	YEAR	INCEPTION

GOVERNMENT LONG BOND 1.2x STRATEGY FUND	19.84%	14.15%	8.05%	7.00%	18.90%	17.90%	7.20%	7.82%
PRICE MOVEMENT OF LONG TREASURY BOND	-2.29%	-2.29%	-1.88%	-1.88%	-2.29%	-2.29%	-1.88%	0.50%
BARCLAYS CAPITAL LONG TREASURY BOND INDEX	13.05%	13.05%	7.44%	7.44%	13.05%	13.05%	7.44%	8.38%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Barclays Capital Long Treasury Bond Index is an unmanaged bond index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. The price movement of the Long Treasury Bond represents a cumulative percentage change in its closing price. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structure.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	31

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INVERSE GOVERNMENT LONG BOND STRATEGY FUND
OBJECTIVE: To provide total returns that inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument. The Fund’s current benchmark is the inverse of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years.
Inception: March 3, 1995
During the first two quarters of 2008, 30-year bond had little direction. The Federal Reserve seemed divided in weighing the risk of inflation versus the risk of slower economic growth. The Long Bond yield remained in a narrow trading range until Lehman Brothers Holdings, Inc. failed in mid-September and the government took over Freddie Mac and Fannie Mae, as well as American International Group, Inc., as the value of the subprime mortgage holdings declined. The U.S. Treasury created new tools to help stimulate the economy, which required them to issue more debt. In response, the Federal Reserve slashed the Federal Funds Rate to encourage banks to lend. By mid-September, the rise in unemployment, falling home prices, home foreclosures and investor fear pushed yields steadily lower. By December 31, the 30-year bond yield slid to 2.68% from 4.23% (on November 14th). The Treasury’s issuance of new debt and the buyback plan created greater volatility during the fourth quarter. For the year ended March 31, 2009, Inverse Government Long Bond Strategy Fund Investor Class returned -20.76%. The fund achieved a daily correlation of 94% to its benchmark of -100% of the daily price movement of the Long Treasury Bond.
The apparent discrepancy between daily and long-term returns is the result of compounding, which is briefly described on page 4 of this report.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	March 3, 1995
Advisor Class	August 1, 2003
A-Class	March 31, 2004
C-Class	March 28, 2001
The Fund invests principally in short sales and derivative investments such as futures contracts, and options on index futures.

32	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INVERSE GOVERNMENT LONG BOND STRATEGY FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	Investor Class			Advisor Class
	(03/03/95)			(08/01/03)
	ONE	FIVE	TEN	ONE	FIVE	SINCE
	YEAR	YEAR	YEAR	YEAR	YEAR	INCEPTION

INVERSE GOVERNMENT LONG BOND STRATEGY FUND	-20.76%	-6.30%	-5.80%	-21.08%	-6.75%	-8.08%
PRICE MOVEMENT OF LONG TREASURY BOND	-2.29%	-1.88%	-0.20%	-2.29%	-1.88%	-0.28%
BARCLAYS CAPITAL LONG TREASURY BOND INDEX	13.05%	7.44%	7.99%	13.05%	7.44%	8.52%

	A-Class				C-Class
	(03/31/04)				(03/28/01)
	ONE	ONE	FIVE	FIVE	ONE	ONE	FIVE	SINCE
	YEAR	YEAR*	YEAR	YEAR*	YEAR	YEAR**	YEAR	INCEPTION

INVERSE GOVERNMENT LONG BOND STRATEGY FUND	-20.94%	-24.70%	-6.54%	-7.44%	-21.53%	-22.31%	-7.23%	-7.93%
PRICE MOVEMENT OF LONG TREASURY BOND	-2.29%	-2.29%	-1.88%	-1.88%	-2.29%	-2.29%	-1.88%	0.50%
BARCLAYS CAPITAL LONG TREASURY BOND INDEX	13.05%	13.05%	7.44%	7.44%	13.05%	13.05%	7.44%	8.38%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Barclays Capital Long Treasury Bond Index is an unmanaged bond index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. The price movement of the Long Treasury Bond represents a cumulative percentage change in its closing price. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structure.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	33

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

HIGH YIELD STRATEGY FUND
OBJECTIVE: To provide investment results that correlate to the performance of the high yield bond market.
Inception: April 16, 2007
In 2008, credit default swap spreads widened to their highest levels in history as investors fled risky assets after Lehman Brothers Holdings, Inc.’s bankruptcy on September 15. The relatively more liquid high-yield credit default swap market held up better than cash high yield bonds. However, cash high-yield bonds bounced back much more than high-yield credit default swaps in the first quarter of 2009, from a very depressed level. The five-year U.S. Treasury yield fell from 2.65% to 1.66% at the end of the period, which pulled back some of the positive performance from widening credit spreads over the past 12 months. High Yield Strategy Fund H-Class returned -16.16% for the year ended March 31, 2009, as opposed to its index, the Barclays Capital U.S. Corporate High Yield Index, which returned -19.31%.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	April 16, 2007
C-Class	April 16, 2007
H-Class	April 16, 2007
The Fund invests principally in derivative investments such as high yield credit default swap agreements and futures contracts.

34	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

HIGH YIELD STRATEGY FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	A-Class				C-Class			H-Class
	(04/16/07)				(04/16/07)			(04/16/07)
	ONE	ONE	SINCE	SINCE	ONE	ONE	SINCE	ONE	SINCE
	YEAR	YEAR*	INCEPTION	INCEPTION*	YEAR	YEAR**	INCEPTION	YEAR	INCEPTION

HIGH YIELD STRATEGY FUND	-16.15%	-20.13%	-9.77%	-11.99%	-16.83%	-17.66%	-10.50%	-16.16%	-9.83%
S&P 500 INDEX	-38.09%	-38.09%	-25.06%	-25.06%	-38.09%	-38.09%	-25.06%	-38.09%	-25.06%
BARCLAYS CAPITAL U.S. CORPORATE
HIGH YIELD INDEX	-19.31%	-19.31%	-12.32%	-12.32%	-19.31%	-19.31%	-12.32%	-19.31%	-12.32%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the Barclays Capital U.S. Corporate High Yield Index are unmanaged stock/bond indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	35

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INVERSE HIGH YIELD STRATEGY FUND
OBJECTIVE: To provide investment results that inversely correlate to the performance of the high yield bond market.
Inception: April 16, 2007
In 2008, credit default swap spreads widened to their highest levels in history as investors fled risky assets after the Lehman Brothers Holdings, Inc.’s bankruptcy on September 15. The relatively more liquid high-yield credit default swap market held up better than cash high yield bonds. However, cash high-yield bonds bounced back much more than high-yield credit default swaps in the first quarter of 2009 from a very depressed level. The five-year U.S. Treasury yield fell from 2.65% to 1.66% at the end of the period, which pulled back some of the positive performance from widening credit spreads over the past 12 months.
Inverse High Yield Strategy Fund H-Class returned 10.17% during the year ended March 31, 2009, as opposed to its index, the Barclays Capital U.S. Corporate High Yield Index which returned -19.31%.
The apparent discrepancy between daily and long-term returns is the result of compounding, which is briefly described on page 4 of this report.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
H-Class	April 16, 2007
A-Class	April 16, 2007
C-Class	April 16, 2007
The Fund invests principally in derivative investments such as high yield credit default swap agreements and futures contracts.

36	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INVERSE HIGH YIELD STRATEGY FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	A-Class				C-Class			H-Class
	(04/16/07)				(04/16/07)			(04/16/07)
	ONE	ONE	SINCE	SINCE	ONE	ONE	SINCE	ONE	SINCE
	YEAR	YEAR*	INCEPTION	INCEPTION*	YEAR	YEAR**	INCEPTION	YEAR	INCEPTION

INVERSE HIGH YIELD STRATEGY FUND	10.17%	4.94%	6.41%	3.81%	9.34%	8.34%	5.79%	10.17%	6.54%
S&P 500 INDEX	-38.09%	-38.09%	-25.06%	-25.06%	-38.09%	-38.09%	-25.06%	-38.09%	-25.06%
BARCLAYS CAPITAL U.S. CORPORATE
HIGH YIELD INDEX	-19.31%	-19.31%	-12.32%	-12.32%	-19.31%	-19.31%	-12.32%	-19.31%	-12.32%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the Barclays Capital U.S. Corporate High Yield Index are unmanaged stock/bond indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	37

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

EUROPE 1.25x STRATEGY FUND
OBJECTIVE: To provide investment results that correlate to the performance of a specific benchmark. The Fund’s current benchmark is the Dow Jones STOXX 50® Index.
Inception: May 8, 2000
International markets were not immune to the financial crisis, which spread to Europe from the U.S. in mid-2008. Continued concerns about a weakening global economy weighed heavily on stocks around the world, as European nations pledged a combined 1.3 trillion Euros to bail out banks and prevent the collapse of the financial system. In response to deteriorating economic conditions throughout Europe, the European Central Bank lowered its key interest rate to 1.5% between July 2008 and March 31, 2009. The Dow Jones STOXX 50 Index (in U.S. dollar terms) underperformed both the S&P 500 Index (-38.09%) and the Nikkei 225 Stock Average Index (-33.76%). The fund’s performance was also hurt by European currencies weakening against the U.S. dollar over the past 12 months. Europe 1.25x Strategy Fund H-Class returned -62.44% during the year ended March 31, 2009. The fund achieved a daily correlation of more than 97% to its benchmark of 125% of the daily price movement of the Dow Jones STOXX 50 Index.
The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	March 31, 2004
C-Class	May 10, 2001
H-Class	May 8, 2000

Ten Largest Holdings (% of Total Net Assets)
Novartis AG — SP ADR	2.8%
BP PLC — SP ADR	2.7%
GlaxoSmithKline PLC — SP ADR	2.6%
Telefonica SA — SP ADR	2.6%
Total SA — SP ADR	2.5%
Vodafone Group PLC — SP ADR	2.2%
Sanofi-Aventis — SP ADR	2.1%
France Telecom SA — SP ADR	2.0%
Royal Dutch Shell PLC — SP ADR	1.8%
AstraZeneca PLC — SP ADR	1.4%

Top Ten Total	22.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

38	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

EUROPE 1.25x STRATEGY FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	A-Class				C-Class
	(03/31/04)				(05/10/01)
	ONE	ONE	FIVE	FIVE	ONE	ONE	FIVE	SINCE
	YEAR	YEAR*	YEAR	YEAR*	YEAR	YEAR**	YEAR	INCEPTION

EUROPE 1.25x STRATEGY FUND***	-62.43%	-64.21%	-9.53%	-10.41%	-62.71%	-63.08%	-10.23%	-9.18%
DOW JONES STOXX 50 INDEX	-47.15%	-47.15%	-2.42%	-2.42%	-47.15%	-47.15%	-2.42%	-2.28%

	H-Class
	(05/08/00)
	ONE	FIVE	SINCE
	YEAR	YEAR	INCEPTION

EUROPE 1.25x STRATEGY FUND***	-62.44%	-9.53%	-10.30%
DOW JONES STOXX 50 INDEX	-47.15%	-2.42%	-3.75%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

***	The effects of compounding and currency exchange rates may cause the longer-term correlation of the Fund to its benchmark to diminish.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Dow Jones STOXX 50 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	39

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

JAPAN 2x STRATEGY FUND
OBJECTIVE: To provide investment results that correlate to the performance of a specific benchmark. The Fund’s current benchmark is 200% of the fair value of the Nikkei 225 Stock Average Index.
Inception: February 22, 2008
Japan 2x Strategy Fund H-Class returned -64.10% for the year ended March 31, 2009. Japan was not insulated from the global credit crisis even though only a few banks in Japan had significant exposure to the U.S. subprime mortgage market. The Nikkei 225 Stock Average (in U.S. dollar terms) outperformed both the S&P 500 Index (-38.09%) as well as the Dow Jones STOXX 50 Index (-47.15%). Performance of the index benefited slightly as the Japanese Yen appreciated slightly against the U.S. dollar over the past 12 months. The fund achieved a daily correlation of more than 99% to its benchmark of 200% of the daily price movement of the Nikkei 225 Stock Average Index.
The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

A-Class	February 22, 2008
C-Class	February 22, 2008
H-Class	February 22, 2008
The Fund invests principally in derivative investments such as equity index swap agreements, futures contracts, and options on index futures.

40	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

JAPAN 2x STRATEGY FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	A-Class				C-Class			H-Class
	(02/22/08)				(02/22/08)			(02/22/08)
	ONE	ONE	SINCE	SINCE	ONE	ONE	SINCE	ONE	SINCE
	YEAR	YEAR*	INCEPTION	INCEPTION*	YEAR	YEAR**	INCEPTION	YEAR	INCEPTION

JAPAN 2x STRATEGY FUND***	-64.10%	-65.81%	-60.29%	-62.01%	-64.35%	-64.71%	-60.57%	-64.10%	-60.29%
NIKKEI-225 STOCK AVERAGE INDEX	-33.76%	-33.76%	-31.05%	-31.05%	-33.76%	-33.76%	-31.05%	-33.76%	-31.05%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

***	The effects of compounding and currency exchange rates may cause the longer-term correlation of the Fund to its benchmark to diminish.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Nikkei-225 Stock Average Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	41

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

SMALL-CAP VALUE FUND
OBJECTIVE: To provide investment results that match the performance of a benchmark for small-cap value securities. The Fund’s current benchmark is the S&P SmallCap 600/Citigroup Pure Value Index.
Inception: February 20, 2004
Small-Cap Value Fund H-Class returned -57.20% vs. the S&P Small-Cap 600/Citigroup Pure Value Index, which was down 54.89% for the year ended March 31, 2009. Small-cap value stocks underperformed small-cap growth stocks as investors placed a premium on growth stocks in a weakening economic environment. Investors were looking for companies that could grow sales and earnings in these recessionary times and tended to favor growth stocks over value stocks. Small-cap growth outperformed small-cap value due to its lower weighting in consumer discretionary and financial stocks. Small-cap value stocks performed similar to their large-cap value and mid-cap value counterparts with those indices down 55.79% and 51.60%, respectively, for the year. The index’s best-performing holdings included Gevity HR, Inc., Ruby Tuesday, Inc., Stein Mart, Inc., SYNNEX Corp. and Stage Stores, Inc. The index’s worst-performing holdings included BankAtlantic Bancorp, Inc., Corus Bankshares, Inc., Champion Enterprises, Inc., Bassett Furniture Industries, Inc. and OfficeMax, Inc.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings
(% of Total Net Assets)

Gevity HR, Inc.	4.4%
Stein Mart, Inc.	3.8%
Ruby Tuesday, Inc.	3.7%
SYNNEX Corp.	3.4%
O’Charleys, Inc.	3.0%
Group 1 Automotive, Inc.	2.4%
Brunswick Corp.	2.3%
National Financial Partners Corp.	2.1%
Standard Motor Products, Inc.	1.9%
Flagstar Bancorp, Inc.	1.9%

Top Ten Total	28.9%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

42	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

SMALL-CAP VALUE FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	A-Class				C-Class
	(09/01/04)				(02/20/04)
	ONE	ONE	SINCE	SINCE	ONE	ONE	FIVE	SINCE
	YEAR	YEAR*	INCEPTION	INCEPTION*	YEAR	YEAR**	YEAR	INCEPTION

SMALL-CAP VALUE FUND	-57.21%	-59.24%	-15.44%	-16.33%	-57.59%	-58.01%	-15.12%	-14.43%
S&P SMALLCAP 600/CITIGROUP
PURE VALUE INDEX	-54.89%	-54.89%	-11.71%	-11.71%	-54.89%	-54.89%	-11.18%	-10.44%

	H-Class
	(02/20/04)
	ONE	FIVE	SINCE
	YEAR	YEAR	INCEPTION

SMALL-CAP VALUE FUND	-57.20%	-14.48%	-13.78%
S&P SMALLCAP 600/CITIGROUP
PURE VALUE INDEX	-54.89%	-11.18%	-10.44%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P SmallCap 600/Citigroup Pure Value Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	43

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

MID-CAP VALUE FUND
OBJECTIVE: To provide investment results that match the performance of a benchmark for mid-cap value securities. The Fund’s current benchmark is the S&P MidCap 400/Citigroup Pure Value Index.
Inception: February 20, 2004
Mid-Cap Value Fund H-Class returned -53.99% for the 12-month period ended March 31, 2009 vs. the S&P MidCap 400/Citigroup Pure Value Index, which was down 51.60%. Mid-cap value stocks underperformed mid-cap growth stocks as investors placed a premium on growth in a weakening economic environment. Investors were looking for companies that could grow sales and earnings in these recessionary times and tended to favor growth stocks over value stocks. Mid-cap value underperformed mid-cap growth due to lower weighting in health care and energy stocks. Mid-cap value stocks performed slightly better than large-cap value and small-cap value stocks with those indices down 55.79% and 54.89%, respectively, for the year. The index’s best-performing holdings included Brinker International, Inc. Fidelity National Financial, Inc., Williams-Sonoma, Inc., Barnes & Noble, Inc. and Alaska Air Group, Inc. The index’s worst-performing holdings included ArvinMeritor, Inc., Furniture Brands International, Inc., Modine Manufacturing Co. and Chemtura Corp.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings
(% of Total Net Assets)

Temple-Inland, Inc.	4.4%
Foot Locker, Inc.	3.0%
Ashland, Inc.	3.0%
Williams-Sonoma, Inc.	2.9%
Oshkosh Corp.	2.8%
Barnes & Noble, Inc.	2.7%
Brinker International, Inc.	2.6%
Louisiana-Pacific Corp.	2.3%
Tech Data Corp.	2.3%
Health Net, Inc.	2.0%

Top Ten Total	28.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

44	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

MID-CAP VALUE FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	A-Class				C-Class
	(09/01/04)				(02/20/04)
	ONE	ONE	SINCE	SINCE	ONE	ONE	FIVE	SINCE
	YEAR	YEAR*	INCEPTION	INCEPTION*	YEAR	YEAR**	YEAR	INCEPTION

MID-CAP VALUE FUND	-53.97%	-56.16%	-11.19%	-12.13%	-54.41%	-54.87%	-11.40%	-11.10%
S&P MIDCAP 400/CITIGROUP
PURE VALUE INDEX	-51.60%	-51.60%	-9.23%	-9.23%	-51.60%	-51.60%	-8.62%	-8.31%

	H-Class
	(02/20/04)
	ONE	FIVE	SINCE
	YEAR	YEAR	INCEPTION

MID-CAP VALUE FUND	-53.99%	-10.70%	-10.40%
S&P MIDCAP 400/CITIGROUP
PURE VALUE INDEX	-51.60%	-8.62%	-8.31%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P MidCap 400/Citigroup Pure Value Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	45

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

LARGE-CAP VALUE FUND
OBJECTIVE: To provide investment results that match the performance of a benchmark for large-cap value securities. The Fund’s current benchmark is the S&P 500/Citigroup Pure Value Index.
Inception: February 20, 2004
Large-Cap Value Fund H-Class returned -57.23% for the year ended March 31, 2009 vs. the S&P 500/Citigroup Pure Value Index, which was down 55.79% for the year. Large-cap value stocks underperformed large-cap growth stocks as investors placed a premium on growth stocks in a weakened economic environment. Basically, investors were looking for companies that could grow sales and earnings in these recessionary times. Large-cap value stocks underperformed large-cap growth due to its lower weighting in technology, health care and energy stocks. Large-cap value stocks performed slightly worse than mid-cap value and small-cap value with those indices down 51.60% and 54.89%, respectively. The index’s best-performing holdings included XL Capital Ltd., Morgan Stanley, Sun Microsystems, Inc., AutoNation, Inc., and Electronic Data Systems Corp. The industry’s worst-performing holdings included American Capital Ltd., Gannett Co., Jones Apparel Group, Inc., Hartford Financial Services Group, Inc. and Office Depot, Inc.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings
(% of Total Net Assets)

XL Capital Ltd.	4.5%
SUPERVALU, INC.	3.2%
Tesoro Corp.	3.1%
Morgan Stanley	2.4%
ProLogis	2.3%
Macy’s, Inc.	2.1%
CIT Group, Inc.	2.0%
American International Group, Inc.	1.8%
Genworth Financial, Inc. — Class A	1.7%
MeadWestvaco Corp.	1.6%

Top Ten Total	24.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

46	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

LARGE-CAP VALUE FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	A-Class				C-Class
	(09/01/04)				(02/20/04)
	ONE	ONE	SINCE	SINCE	ONE	ONE	FIVE	SINCE
	YEAR	YEAR*	INCEPTION	INCEPTION*	YEAR	YEAR**	YEAR	INCEPTION

LARGE-CAP VALUE FUND	-57.28%	-59.31%	-14.96%	-15.86%	-57.55%	-57.97%	-14.54%	-14.35%
S&P 500/CITIGROUP
PURE VALUE INDEX	-55.79%	-55.79%	-11.26%	-11.26%	-55.79%	-55.79%	-9.91%	-9.43%

	H-Class
	(02/20/04)
	ONE	FIVE	SINCE
	YEAR	YEAR	INCEPTION

LARGE-CAP VALUE FUND	-57.23%	-13.90%	-13.71%
S&P 500/CITIGROUP
PURE VALUE INDEX	-55.79%	-9.91%	-9.43%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500/Citigroup Pure Value Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	47

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

SMALL-CAP GROWTH FUND
OBJECTIVE: To provide investment results that match the performance of a benchmark for small-cap growth securities. The Fund’s current benchmark is the S&P SmallCap 600/Citigroup Pure Growth Index.
Inception: February 20, 2004
Small-Cap Growth Fund H-Class returned -38.29% for the year ended March 31, 2009 vs. the S&P SmallCap 600/Citigroup Pure Growth Index, which was down 36.96% for the same period. Small-cap growth stocks outperformed small-cap value stocks as investors placed a premium on growth in a weakening economic environment. Investors were looking for companies that could grow sales and earnings in these recessionary times and tended to favor growth stocks over value stocks. Small-cap growth outperformed small-cap value due to its lower weighting in consumer discretionary and financial stocks. Small-cap growth stocks performed similar to large-cap growth stocks (-36.43%). However, mid-cap growth performed slightly better, down only 30.54%. The index’s best-performing holdings included LHC Group, Inc., Greenhill & Company, Inc., Kulicke & Soffa Industries, Inc., Quality Systems, Inc. and PetMed Express, Inc. The industries worst-performing holdings included Petroleum Development Corp., Basic Energy Services, Inc., Heartland Payment Systems, Inc., St. Mary Land & Exploration Co. and Penn Virginia Corp.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings
(% of Total Net Assets)

Wright Express Corp.	1.5%
TradeStation Group, Inc.	1.4%
Stamps.com, Inc.	1.4%
Mannatech, Inc.	1.4%
NutriSystem, Inc.	1.4%
Intevac, Inc.	1.3%
True Religion Apparel, Inc.	1.3%
Greenhill & Company, Inc.	1.3%
Kulicke & Soffa Industries, Inc.	1.3%
Pericom Semiconductor Corp.	1.2%

Top Ten Total	13.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

48	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

SMALL-CAP GROWTH FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	A-Class				C-Class
	(09/01/04)				(02/20/04)
	ONE	ONE	SINCE	SINCE	ONE	ONE	FIVE	SINCE
	YEAR	YEAR*	INCEPTION	INCEPTION*	YEAR	YEAR**	YEAR	INCEPTION

SMALL-CAP GROWTH FUND	-38.28%	-41.21%	-6.12%	-7.12%	-38.76%	-39.37%	-6.96%	-6.58%
S&P SMALLCAP 600/CITIGROUP
PURE GROWTH INDEX	-36.96%	-36.96%	-4.09%	-4.09%	-36.96%	-36.96%	-4.11%	-3.22%

	H-Class
	(02/20/04)
	ONE	FIVE	SINCE
	YEAR	YEAR	INCEPTION

SMALL-CAP GROWTH FUND	-38.29%	-6.30%	-5.92%
S&P SMALLCAP 600/CITIGROUP
PURE GROWTH INDEX	-36.96%	-4.11%	-3.22%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P SmallCap 600/Citigroup Pure Growth Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	49

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

MID-CAP GROWTH FUND
OBJECTIVE: To provide investment results that match the performance of a benchmark for mid-cap growth securities. The Fund’s current benchmark is the S&P MidCap 400/Citigroup Pure Growth Index.
Inception: February 20, 2004
Mid-Cap Growth Fund H-Class returned -31.75% for the 12-month period ended March 31, 2009 vs. the S&P MidCap 400/Citigroup Pure Growth Index, which was down 30.54% for the same period. Mid-cap growth stocks outperformed mid-cap value stocks as investors placed a premium on growth stocks in a weakened economic environment. Investors were looking for companies that could grow sales and earnings in these recessionary times. Mid-cap growth stocks outperformed mid-cap value stocks due to the higher weighting in health care and energy stocks. Mid-cap growth stocks performed better than large-cap growth and small-cap growth stocks with those indices down 36.43% and 36.96%, respectively, for the year. The index’s best-performing holdings included ITT Educational Services, Inc., Philadelphia Consolidated Holding Corp., Dollar Tree, Inc., Career Education Corp. and Netflix, Inc. The industry’s worst-performing holdings included Cliffs Natural Resources, Inc., Encore Acquisition Co., Helix Energy Solutions Group, Inc., Steel Dynamics, Inc. and United Therapeutics Corp.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings
(% of Total Net Assets)

Sepracor, Inc.	2.5%
Aeropostale, Inc.	2.2%
Hansen Natural Corp.	2.0%
United Therapeutics Corp.	1.9%
J. Crew Group, Inc.	1.9%
Sotheby’s	1.9%
Western Digital Corp.	1.8%
Lam Research Corp.	1.6%
ITT Educational Services, Inc.	1.5%
Frontier Oil Corp.	1.5%

Top Ten Total	18.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

50	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

MID-CAP GROWTH FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	A-Class				C-Class
	(09/01/04)				(02/20/04)
	ONE	ONE	SINCE	SINCE	ONE	ONE	FIVE	SINCE
	YEAR	YEAR*	INCEPTION	INCEPTION*	YEAR	YEAR**	YEAR	INCEPTION

MID-CAP GROWTH FUND	-31.74%	-34.98%	-2.99%	-4.01%	-32.22%	-32.90%	-4.42%	-4.21%
S&P MIDCAP 400/CITIGROUP
PURE GROWTH INDEX	-30.54%	-30.54%	-1.12%	-1.12%	-30.54%	-30.54%	-2.18%	-1.41%

	H-Class
	(02/20/04)
	ONE	FIVE	SINCE
	YEAR	YEAR	INCEPTION

MID-CAP GROWTH FUND	-31.75%	-3.72%	-3.51%
S&P MIDCAP 400/CITIGROUP
PURE GROWTH INDEX	-30.54%	-2.18%	-1.41%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P MidCap 400/Citigroup Pure Growth Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	51

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

LARGE-CAP GROWTH FUND
OBJECTIVE: To provide investment results that match the performance of a benchmark for large-cap growth securities. The Fund’s current benchmark is the S&P 500/Citigroup Pure Growth Index.
Inception: February 20, 2004
Large-Cap Growth Fund H-Class returned -37.01% for the year ended March 31, 2009 vs. the S&P 500/Citigroup Pure Growth Index, which was down 36.43% for the year. Investors were looking for companies that could grow sales and earnings in an economic slowdown and tended to favor growth stocks over value stocks. Large-cap growth outperformed large-cap value due to its higher weighting in technology, health care and energy stocks. Large-cap growth stocks performed in line with small-cap growth stocks (-36.96%), but slightly worse than mid-cap growth stocks (-30.54%). The index’s best-performing holdings included Apollo Group, Inc., AutoZone, Inc., Goldman Sachs Group, Inc., Freeport-McMorRan Copper & Gold, Inc. and Anheuser-Busch Companies, Inc. The worst performers in the fund included Intuitive Surgical, Inc., United States Steel Corp., CB Richard Ellis Group, Inc., SLM Corp. and Titanium Metals Corp.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings
(% of Total Net Assets)

Freeport-McMoRan Copper
& Gold, Inc.	2.0%
Sears Holdings Corp.	1.7%
Akamai Technologies, Inc.	1.5%
MasterCard, Inc.	1.4%
BMC Software, Inc.	1.4%
Cognizant Technology Solutions
Corp. — Class A	1.3%
Google, Inc. — Class A	1.3%
Agilent Technologies, Inc.	1.3%
IntercontinentalExchange, Inc.	1.3%
Amazon.com, Inc.	1.3%

Top Ten Total	14.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

52	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

LARGE-CAP GROWTH FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	A-Class				C-Class
	(09/01/04)				(02/20/04)
	ONE	ONE	SINCE	SINCE	ONE	ONE	FIVE	SINCE
	YEAR	YEAR*	INCEPTION	INCEPTION*	YEAR	YEAR**	YEAR	INCEPTION

LARGE-CAP GROWTH FUND	-37.00%	-39.99%	-7.93%	-8.90%	-37.45%	-38.08%	-8.55%	-8.97%
S&P 500/CITIGROUP
PURE GROWTH INDEX	-36.43%	-36.43%	-4.31%	-4.31%	-36.43%	-36.43%	-4.80%	-4.65%

	H-Class
	(02/20/04)
	ONE	FIVE	SINCE
	YEAR	YEAR	INCEPTION

LARGE-CAP GROWTH FUND	-37.01%	-7.87%	-8.31%
S&P 500/CITIGROUP
PURE GROWTH INDEX	-36.43%	-4.80%	-4.65%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500/Citigroup Pure Growth Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	53

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

U.S. GOVERNMENT MONEY MARKET FUND
OBJECTIVE: To provide security of principal, high current income, and liquidity.
Inception: December 1, 1993
Money market rates remained stable during the first half of 2008, as the Federal Reserve evaluated the economy’s risk of inflation versus slow economic growth. On September 16, following the collapse of Lehman Brothers Holdings, Inc., the Reserve Funds, the originators of the first money market fund, announced that the net asset value of its Primary Fund had fallen below $1.00. The news that a money market mutual fund “broke the buck” shocked the investment community. Leaders of the money market mutual fund industry came together to enhance the already stringent rules and regulations and announced the Temporary Guarantee Program for Money Market Funds to fortify investor confidence in money market fund safety. As the subprime mortgage crisis continued and the economy grew weaker, the government stepped in to support banks, government agencies, an insurance company, victims of home foreclosures and money market funds. In October, the Federal Reserve responded by lowering the Federal Funds Rate. And by December 16, the Federal target rate had fallen to an all-time low of a 0% to 0.25% range. All money market securities were seriously impacted as yields declined precipitously throughout the remainder of the year. For the year ended March 31, 2009, U.S. Government Money Market Fund Investor Class returned 1.06%.

Holdings Diversification (Market Exposure as % of Net Assets)
FADN — Federal Agency Discount Notes.

Inception Dates:

Investor Class	December 1, 1993
Advisor Class	April 1, 1998
A-Class	March 31, 2004
C-Class	October 19, 2000
The Fund invests principally in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities.

54	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (concluded)

U.S. GOVERNMENT MONEY MARKET FUND
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	Investor Class			Advisor Class
	(12/01/93)			(04/01/98)
	ONE	FIVE	TEN	ONE	FIVE	TEN
	YEAR	YEAR	YEAR	YEAR	YEAR	YEAR

U.S. GOVERNMENT MONEY
MARKET FUND	1.06%	2.54%	2.55%	0.65%	2.07%	2.13%

	A-Class		C-Class
	(03/31/04)		(10/19/00)
	ONE	FIVE	ONE	ONE	FIVE	SINCE
	YEAR	YEAR	YEAR	YEAR*	YEAR	INCEPTION

U.S. GOVERNMENT MONEY
MARKET FUND	0.85%	2.29%	0.26%	-0.74%	1.64%	1.37%

*	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	55

SCHEDULE OF INVESTMENTS
March 31, 2009
     NOVA FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 76.9%

INFORMATION TECHNOLOGY 13.8%
Microsoft Corp.	47,840	$878,821
International Business Machines Corp.	8,402	814,070
Cisco Systems, Inc.*	36,520	612,440
Apple, Inc.*	5,567	585,203
Intel Corp.	34,794	523,650
Google, Inc. — Class A*	1,498	521,394
Hewlett-Packard Co.	15,000	480,900
Oracle Corp.*	24,000	433,680
Qualcomm, Inc.	10,320	401,551
EMC Corp*	12,590	143,526
Texas Instruments, Inc.	7,990	131,915
Corning, Inc.	9,734	129,170
Yahoo!, Inc.*	8,714	111,626
Automatic Data Processing, Inc.	3,160	111,106
Dell, Inc.*	10,830	102,668
Applied Materials, Inc.	8,320	89,440
eBay, Inc.*	6,736	84,604
Symantec Corp.*	5,140	76,792
MasterCard, Inc.	450	75,366
Adobe Systems, Inc.*	3,280	70,159
Motorola, Inc.	14,248	60,269
Western Union Co.	4,440	55,811
Intuit, Inc.*	2,012	54,324
Broadcom Corp. — Class A*	2,660	53,147
Paychex, Inc.	2,012	51,648
Juniper Networks, Inc.*	3,270	49,246
CA, Inc.	2,465	43,409
BMC Software, Inc.*	1,160	38,280
Cognizant Technology Solutions Corp. — Class A*	1,832	38,087
Electronic Arts, Inc.*	2,012	36,598
Fiserv, Inc.*	980	35,731
Analog Devices, Inc.	1,820	35,071
Computer Sciences Corp.*	947	34,887
Sun Microsystems, Inc.*	4,662	34,126
Agilent Technologies, Inc.*	2,196	33,753
NVIDIA Corp.*	3,362	33,149
Xilinx, Inc.	1,722	32,994
Altera Corp.	1,840	32,292
McAfee, Inc.*	956	32,026
Linear Technology Corp.	1,388	31,896
Tyco Electronics Ltd.	2,870	31,685
NetApp, Inc.*	2,074	30,778
Amphenol Corp.	1,070	30,484
Affiliated Computer Services, Inc. — Class A*	610	29,213
Citrix Systems, Inc.*	1,130	25,583
Xerox Corp.	5,410	24,615
Harris Corp.	840	24,310
Microchip Technology, Inc.	1,140	24,157
Autodesk, Inc.*	1,423	23,921

		MARKET
	SHARES	VALUE

MEMC Electronic Materials, Inc.*	1,400	$23,086
VeriSign, Inc.*	1,200	22,644
Fidelity National Information Services, Inc.	1,190	21,658
Salesforce.com, Inc.*	655	21,438
KLA-Tencor Corp.	1,062	21,240
Akamai Technologies, Inc.*	1,070	20,758
Micron Technology, Inc.*	4,778	19,399
Flir Systems, Inc.*	940	19,251
SanDisk Corp.*	1,419	17,950
Teradata Corp.*	1,080	17,518
Total System Services, Inc.	1,230	16,986
National Semiconductor Corp.	1,220	12,529
LSI Logic Corp.*	4,062	12,348
Molex, Inc.	870	11,954
Tellabs, Inc.*	2,477	11,345
Advanced Micro Devices, Inc.*	3,500	10,675
Compuware Corp.*	1,540	10,149
Novellus Systems, Inc.*	610	10,144
Novell, Inc.*	2,150	9,159
QLogic Corp.*	760	8,451
Lexmark International, Inc.*	490	8,266
Jabil Circuit, Inc.	1,335	7,423
Convergys Corp.*	760	6,141
Teradyne, Inc.*	1,080	4,730
Ciena Corp.*	570	4,435
JDS Uniphase Corp.*	1,350	4,388

Total Information Technology		7,793,636

HEALTH CARE 11.8%
Johnson & Johnson	17,310	910,506
Pfizer, Inc.	42,201	574,778
Abbott Laboratories	9,670	461,259
Wyeth	8,328	358,437
Merck & Company, Inc.	13,190	352,832
Amgen, Inc.*	6,470	320,394
Bristol-Myers Squibb Co.	12,385	271,479
Gilead Sciences, Inc.*	5,700	264,024
Schering-Plough Corp.	10,181	239,763
Eli Lilly & Co.	6,332	211,552
Medtronic, Inc.	7,000	206,290
Baxter International, Inc.	3,840	196,685
UnitedHealth Group, Inc.	7,606	159,194
Celgene Corp.*	2,882	127,961
Medco Health Solutions, Inc.*	3,070	126,914
WellPoint, Inc.*	3,120	118,466
Covidien Ltd.	3,149	104,673
Genzyme Corp.*	1,703	101,141
Becton, Dickinson & Co.	1,500	100,860
Biogen Idec, Inc.*	1,859	97,449
Thermo Fisher Scientific, Inc.*	2,620	93,455
Allergan, Inc.	1,918	91,604
St. Jude Medical, Inc.*	2,170	78,836
Boston Scientific Corp.*	9,398	74,714

56	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.
1

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
     NOVA FUND

		MARKET
	SHARES	VALUE

Express Scripts, Inc.*	1,554	$71,748
Cardinal Health, Inc.	2,260	71,145
Aetna, Inc.	2,840	69,097
McKesson Corp.	1,710	59,918
Zimmer Holdings, Inc.*	1,390	50,735
Stryker Corp.	1,490	50,720
C.R. Bard, Inc.	620	49,426
Quest Diagnostics, Inc.	970	46,056
Forest Laboratories, Inc.*	1,892	41,548
Laboratory Corporation of America Holdings*	680	39,773
Life Technologies Corp.*	1,090	35,403
AmerisourceBergen Corp.	950	31,027
Hospira, Inc.*	1,000	30,860
CIGNA Corp.	1,700	29,903
Cephalon, Inc.*	430	29,283
DaVita, Inc.*	648	28,480
Humana, Inc.*	1,058	27,593
Mylan Laboratories, Inc.*	1,914	25,667
DENTSPLY International, Inc.	930	24,971
Varian Medical Systems, Inc.*	780	23,743
Intuitive Surgical, Inc.*	245	23,363
Waters Corp.*	610	22,540
Millipore Corp.*	354	20,323
Watson Pharmaceuticals, Inc.*	650	20,222
IMS Health, Inc.	1,135	14,153
Coventry Health Care, Inc.*	927	11,995
King Pharmaceuticals, Inc.*	1,540	10,888
Patterson Companies, Inc.*	570	10,750
PerkinElmer, Inc.	730	9,322
Tenet Healthcare Corp.*	2,603	3,019

Total Health Care		6,626,937

ENERGY 10.0%
Exxon Mobil Corp.	30,920	2,105,652
Chevron Corp.	12,540	843,189
ConocoPhillips	9,260	362,622
Schlumberger Ltd.	7,484	304,000
Occidental Petroleum Corp.	5,070	282,145
Apache Corp.	2,090	133,948
Devon Energy Corp.	2,782	124,327
Marathon Oil Corp.	4,425	116,333
Anadarko Petroleum Corp.	2,876	111,848
XTO Energy, Inc.	3,632	111,212
Hess Corp.	1,783	96,639
Halliburton Co.	5,612	86,818
EOG Resources, Inc.	1,560	85,426
National-Oilwell Varco, Inc.*	2,614	75,048
Southwestern Energy Co.*	2,145	63,685
Chesapeake Energy Corp.	3,519	60,034
Noble Energy, Inc.	1,080	58,190
Valero Energy Corp.	3,234	57,889
Spectra Energy Corp.	4,022	56,871
Baker Hughes, Inc.	1,930	55,101
Murphy Oil Corp.	1,190	53,276

		MARKET
	SHARES	VALUE

Peabody Energy Corp.	1,670	$41,817
Williams Companies, Inc.	3,615	41,139
Range Resources Corp.	975	40,131
Cameron International Corp.*	1,360	29,825
Smith International, Inc.	1,369	29,406
Consol Energy, Inc.	1,130	28,521
El Paso Corp.	4,367	27,294
Diamond Offshore Drilling, Inc.	430	27,030
ENSCO International, Inc.	888	23,443
Sunoco, Inc.	730	19,330
BJ Services Co.	1,820	18,109
Nabors Industries Ltd.*	1,770	17,682
Cabot Oil & Gas Corp.	652	15,368
Pioneer Natural Resources Co.	720	11,858
Tesoro Corp.	874	11,773
Rowan Companies, Inc.	710	8,499
Massey Energy Co.	530	5,364

Total Energy		5,640,842

CONSUMER STAPLES 9.8%
Procter & Gamble Co.	18,340	863,631
Wal-Mart Stores, Inc.	13,992	728,983
Coca-Cola Co.	12,457	547,485
PepsiCo, Inc.	9,740	501,415
Philip Morris International, Inc.	12,540	446,173
CVS Caremark Corp.	9,105	250,296
Altria Group, Inc.	12,925	207,059
Kraft Foods, Inc.	9,187	204,778
Colgate-Palmolive Co.	3,140	185,197
Walgreen Co.	6,170	160,173
Costco Wholesale Corp.	2,706	125,342
Kimberly-Clark Corp.	2,592	119,517
Archer-Daniels-Midland Co.	4,024	111,787
General Mills, Inc.	2,050	102,254
Kroger Co.	4,080	86,578
Sysco Corp.	3,690	84,132
H.J. Heinz Co.	1,970	65,128
Lorillard, Inc.	1,049	64,765
Kellogg Co.	1,579	57,839
Safeway, Inc.	2,676	54,028
Avon Products, Inc.	2,671	51,363
ConAgra Foods, Inc.	2,804	47,304
Clorox Co.	870	44,788
Reynolds American, Inc.	1,063	38,098
Hershey Co.	1,041	36,175
Sara Lee Corp.	4,350	35,148
Campbell Soup Co.	1,280	35,021
Molson Coors Brewing Co. — Class B	935	32,052
J.M. Smucker Co.	740	27,580
Dr Pepper Snapple Group, Inc.*	1,589	26,870
Coca-Cola Enterprises, Inc.	1,980	26,116
McCormick & Company, Inc.	810	23,952
Brown-Forman Corp. — Class B	607	23,570
SUPERVALU, INC.	1,329	18,978

See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	57
2

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
     NOVA FUND

		MARKET
	SHARES	VALUE

Pepsi Bottling Group, Inc.	850	$18,819
Estee Lauder Companies, Inc. — Class A	725	17,871
Tyson Foods, Inc. — Class A	1,890	17,747
Dean Foods Co.*	969	17,520
Whole Foods Market, Inc.	880	14,784
Constellation Brands, Inc. — Class A*	1,220	14,518
Hormel Foods Corp.	440	13,952

Total Consumer Staples		5,548,786

FINANCIALS 8.3%
JPMorgan Chase & Co.	23,511	624,922
Wells Fargo & Co.	26,514	377,559
Goldman Sachs Group, Inc.	2,886	305,974
Bank of America Corp.	40,060	273,209
Bank of New York Mellon Corp.	7,190	203,117
U.S. Bancorp	10,984	160,476
Morgan Stanley	6,720	153,014
Travelers Companies, Inc.	3,660	148,742
MetLife, Inc.	5,119	116,560
CME Group, Inc.	420	103,484
American Express Co.	7,330	99,908
Chubb Corp.	2,200	93,104
Charles Schwab Corp.	5,873	91,031
Citigroup, Inc.	34,265	86,690
Northern Trust Corp.	1,397	83,569
State Street Corp.	2,699	83,075
PNC Financial Services Group, Inc.	2,684	78,614
Aon Corp.	1,710	69,802
Marsh & McLennan Companies, Inc.	3,215	65,104
Allstate Corp.	3,349	64,133
BB&T Corp.	3,499	59,203
Progressive Corp.*	4,231	56,865
AFLAC, Inc.	2,934	56,802
Simon Property Group, Inc.	1,573	54,489
Franklin Resources, Inc.	946	50,961
Prudential Financial, Inc.	2,650	50,403
Loews Corp.	2,256	49,858
T. Rowe Price Group, Inc.	1,600	46,176
Public Storage	778	42,984
People’s United Financial, Inc.	2,180	39,175
Hudson City Bancorp, Inc.	3,268	38,203
IntercontinentalExchange, Inc.*	450	33,512
Invesco Ltd.	2,370	32,848
Equity Residential	1,706	31,305
Capital One Financial Corp.	2,453	30,025
Plum Creek Timber Company, Inc. (REIT)	1,030	29,942
Vornado Realty Trust	880	29,251
NYSE Euronext	1,620	28,998
HCP, Inc.	1,590	28,382
Ameriprise Financial, Inc.	1,371	28,092
Moody’s Corp.	1,190	27,275
Boston Properties, Inc.	755	26,448

		MARKET
	SHARES	VALUE

SunTrust Banks, Inc.	2,228	$26,157
Unum Group	2,070	25,875
KeyCorp	3,102	24,413
AvalonBay Communities, Inc.	497	23,389
Cincinnati Financial Corp.	1,022	23,373
M&T Bank Corp.	490	22,168
Health Care REIT, Inc.	692	21,168
Ventas, Inc.	900	20,349
Discover Financial Services	3,006	18,968
Regions Financial Corp.	4,349	18,527
Comerica, Inc.	950	17,395
Leucadia National Corp.*	1,134	16,885
Nasdaq Stock Market, Inc.*	860	16,839
American International Group, Inc.	16,838	16,838
Assurant, Inc.	740	16,117
Hartford Financial Services Group, Inc.	2,040	16,014
SLM Corp.*	2,920	14,454
First Horizon National Corp.	1,321	14,188
Legg Mason, Inc.	886	14,087
Torchmark Corp.	530	13,902
Principal Financial Group, Inc.	1,616	13,219
Host Hotels & Resorts, Inc.	3,291	12,901
Federated Investors, Inc. — Class B	560	12,466
XL Capital Ltd.	2,137	11,668
KIMCO Realty Corp.	1,460	11,125
ProLogis	1,670	10,855
Lincoln National Corp.	1,600	10,704
Fifth Third Bancorp	3,613	10,550
Marshall & Ilsley Corp.	1,654	9,312
Zions Bancorporation	720	7,078
CIT Group, Inc.	2,427	6,917
Janus Capital Group, Inc.	986	6,557
CB Richard Ellis Group, Inc. — Class A*	1,410	5,682
Genworth Financial, Inc. — Class A	2,712	5,153
MBIA, Inc.*	1,070	4,901
E*Trade Financial Corp.*	3,576	4,577
Apartment Investment & Management Co. — Class A	726	3,978
Huntington Bancshares, Inc.	2,290	3,801

Total Financials		4,685,834

INDUSTRIALS 7.5%
General Electric Co.	66,061	667,877
United Parcel Service, Inc. —
Class B	6,234	306,837
United Technologies Corp.	5,900	253,582
3M Co.	4,342	215,884
Boeing Co.	4,540	161,533
Lockheed Martin Corp.	2,080	143,582
Emerson Electric Co.	4,720	134,898
Union Pacific Corp.	3,150	129,496
Honeywell International, Inc.	4,600	128,156

58	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.
3

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
     NOVA FUND

		MARKET
	SHARES	VALUE

Caterpillar, Inc.	3,760	$105,130
Burlington Northern Santa Fe Corp.	1,740	104,661
General Dynamics Corp.	2,420	100,648
Raytheon Co.	2,500	97,350
Northrop Grumman Corp.	2,052	89,549
Deere & Co.	2,640	86,777
FedEx Corp.	1,950	86,755
Danaher Corp.	1,600	86,752
Waste Management, Inc.	3,076	78,746
Norfolk Southern Corp.	2,290	77,287
Illinois Tool Works, Inc.	2,410	74,348
CSX Corp.	2,500	64,625
Paccar, Inc.	2,268	58,424
Precision Castparts Corp.	880	52,712
L-3 Communications Holdings, Inc.	740	50,172
CH Robinson Worldwide, Inc.	1,070	48,803
ITT Corporation	1,139	43,817
Fluor Corp.	1,140	39,387
Eaton Corp.	1,030	37,966
Expeditors International of Washington, Inc.	1,332	37,682
Republic Services, Inc.	2,014	34,540
Parker Hannifin Corp.	1,010	34,320
Rockwell Collins, Inc.	990	32,314
Cummins, Inc.	1,260	32,067
Dover Corp.	1,160	30,601
Pitney Bowes, Inc.	1,290	30,122
Jacobs Engineering Group, Inc.*	770	29,768
Southwest Airlines Co.	4,633	29,327
Goodrich Corp.	770	29,175
W.W. Grainger, Inc.	400	28,072
Ingersoll-Rand Co. — Class A	2,002	27,628
Cooper Industries Ltd. — Class A	1,050	27,153
Fastenal Co.	808	25,981
Dun & Bradstreet Corp.	330	25,410
Stericycle, Inc.*	530	25,297
Iron Mountain, Inc.*	1,120	24,830
Cintas Corp.	820	20,270
Flowserve Corp.	350	19,642
Rockwell Automation, Inc.	890	19,438
Equifax, Inc.	790	19,316
Robert Half International, Inc.	950	16,939
Avery Dennison Corp.	712	15,906
Masco Corp.	2,250	15,705
Pall Corp.	740	15,118
Ryder System, Inc.	350	9,909
RR Donnelley & Sons Co.	1,280	9,382
Textron, Inc.	1,516	8,702
Monster Worldwide, Inc.*	800	6,520
Manitowoc Company, Inc.	821	2,685

Total Industrials		4,209,573

		MARKET
	SHARES	VALUE

CONSUMER DISCRETIONARY 6.7%
McDonald’s Corp.	6,970	$380,353
Home Depot, Inc.	10,612	250,019
Comcast Corp. — Class A	18,030	245,929
Walt Disney Co.	11,620	211,019
Lowe’s Companies, Inc.	9,174	167,425
Target Corp.	4,713	162,080
Amazon.com, Inc.*	2,010	147,614
Time Warner, Inc.	7,481	144,390
Nike, Inc. — Class B	2,420	113,474
News Corp. — Class A	14,385	95,229
Kohl’s Corp.*	1,912	80,916
Staples, Inc.	4,456	80,698
Best Buy Company, Inc.	2,123	80,589
Yum! Brands, Inc.	2,880	79,142
DIRECTV Group, Inc.*	3,310	75,435
TJX Companies, Inc.	2,610	66,920
Viacom, Inc. — Class B*	3,790	65,870
Carnival Corp.	2,739	59,162
Apollo Group, Inc. — Class A*	668	52,324
Starbucks Corp.*	4,598	51,084
Time Warner Cable, Inc.	1,878	46,572
Omnicom Group, Inc.	1,950	45,630
McGraw-Hill Companies, Inc.	1,970	45,054
Johnson Controls, Inc.	3,718	44,616
Bed Bath & Beyond, Inc.*	1,626	40,243
Ford Motor Co.*	14,991	39,426
AutoZone, Inc.*	240	39,029
H&R Block, Inc.	2,129	38,727
The Gap, Inc.	2,916	37,879
Coach, Inc.*	2,010	33,567
Sherwin-Williams Co.	622	32,325
VF Corp.	550	31,410
Marriott International, Inc. — Class A	1,842	30,135
Genuine Parts Co.	1,003	29,950
Darden Restaurants, Inc.	860	29,464
Family Dollar Stores, Inc.	882	29,432
O’Reilly Automotive, Inc.*	840	29,408
GameStop Corp. — Class A*	1,020	28,580
J.C. Penney Company, Inc.	1,387	27,837
Mattel, Inc.	2,240	25,827
Macy’s, Inc.	2,627	23,380
Fortune Brands, Inc.	938	23,028
Hasbro, Inc.	783	19,630
Harley-Davidson, Inc.	1,462	19,576
International Game Technology, Inc.	1,850	17,057
Nordstrom, Inc.	1,000	16,750
D.R. Horton, Inc.	1,717	16,655
Tiffany & Co.	770	16,601
CBS Corp.	4,252	16,328
Sears Holdings Corp.*	340	15,541
Polo Ralph Lauren Corp.	350	14,788
Limited Brands, Inc.	1,690	14,703

See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	59
4

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
     NOVA FUND

		MARKET
	SHARES	VALUE

Pulte Homes, Inc.	1,338	$14,624
Starwood Hotels & Resorts Worldwide, Inc.	1,140	14,478
Washington Post Co. — Class B	40	14,284
Stanley Works	490	14,269
Whirlpool Corp.	460	13,611
Abercrombie & Fitch Co. — Class A	540	12,852
Leggett & Platt, Inc.	976	12,678
Scripps Networks Interactive, Inc.	560	12,606
Interpublic Group of Companies, Inc.*	2,983	12,290
Black & Decker Corp.	377	11,898
Expedia, Inc.*	1,308	11,877
Newell Rubbermaid, Inc.	1,730	11,037
Big Lots, Inc.*	509	10,577
Goodyear Tire & Rubber Co.*	1,510	9,453
AutoNation, Inc.*	675	9,369
Snap-On, Inc.	360	9,036
Wynn Resorts Ltd.*	415	8,288
General Motors Corp.	3,820	7,411
RadioShack Corp.	780	6,685
Lennar Corp. — Class A	880	6,609
Eastman Kodak Co.	1,682	6,392
KB HOME	470	6,195
Centex Corp.	777	5,828
Harman International Industries, Inc.	370	5,006
Wyndham Worldwide Corp.	1,110	4,662
Meredith Corp.	230	3,827
New York Times Co. — Class A	730	3,300
Gannett Company, Inc.	1,425	3,135
Office Depot, Inc.*	1,719	2,252

Total Consumer Discretionary		3,793,349

UTILITIES 3.3%
Exelon Corp.	4,119	186,961
Southern Co.	4,873	149,211
FPL Group, Inc.	2,555	129,615
Duke Energy Corp.	8,017	114,803
Dominion Resources, Inc.	3,649	113,083
Public Service Enterprise Group, Inc.	3,174	93,538
PG&E Corp.	2,286	87,371
Entergy Corp.	1,186	80,755
FirstEnergy Corp.	1,911	73,765
Sempra Energy	1,520	70,285
Consolidated Edison, Inc.	1,709	67,693
PPL Corp.	2,351	67,497
American Electric Power Company, Inc.	2,539	64,135
Progress Energy, Inc.	1,720	62,367
Edison International	2,040	58,772
Xcel Energy, Inc.	2,836	52,835

		MARKET
	SHARES	VALUE

Questar Corp.	1,090	$32,079
Ameren Corp.	1,330	30,843
Wisconsin Energy Corp.	730	30,054
DTE Energy Co.	1,019	28,226
Constellation Energy Group, Inc.	1,252	25,866
EQT CORP	820	25,691
Allegheny Energy, Inc.	1,064	24,653
AES Corp.*	4,170	24,228
SCANA Corp.	760	23,476
Northeast Utilities	1,080	23,317
CenterPoint Energy, Inc.	2,170	22,633
Pepco Holdings, Inc.	1,370	17,098
NiSource, Inc.	1,724	16,895
CMS Energy Corp.	1,415	16,754
Pinnacle West Capital Corp.	630	16,733
TECO Energy, Inc.	1,328	14,807
Integrys Energy Group, Inc.	480	12,499
Nicor, Inc.	280	9,304
Dynegy Inc.*	3,172	4,473

Total Utilities		1,872,315

TELECOMMUNICATION SERVICES 3.1%
AT&T, Inc.	36,878	929,326
Verizon Communications, Inc.	17,764	536,473
American Tower Corp. — Class A*	2,479	75,436
Sprint Nextel Corp.*	17,924	63,989
Embarq Corp.	887	33,573
Qwest Communications International, Inc.	9,194	31,443
Windstream Corp.	2,755	22,205
CenturyTel, Inc.	626	17,603
Frontier Communications Corp.	1,953	14,023

Total Telecommunication Services		1,724,071

MATERIALS 2.6%
Monsanto Co.	3,434	285,365
Newmont Mining Corp.	3,060	136,966
Praxair, Inc.	1,920	129,197
E.I. du Pont de Nemours and Co.	5,651	126,187
Freeport-McMoRan Copper & Gold, Inc.	2,580	98,324
Nucor Corp.	1,970	75,195
Air Products & Chemicals, Inc.	1,310	73,687
Rohm & Haas Co.	780	61,495
Dow Chemical Co.	5,779	48,717
Alcoa, Inc.	5,920	43,453
PPG Industries, Inc.	1,033	38,118
Ecolab, Inc.	1,050	36,467
Weyerhaeuser Co.	1,320	36,392
Vulcan Materials Co.	690	30,560
Sigma-Aldrich Corp.	760	28,720
Ball Corp.	590	25,606
CF Industries Holdings, Inc.	300	21,339
International Paper Co.	2,678	18,853

60	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.
5

SCHEDULE OF INVESTMENTS (concluded)
March 31, 2009
     NOVA FUND

		MARKET
	SHARES	VALUE

United States Steel Corp.	730	$15,425
Owens-Illinois, Inc.*	1,050	15,162
International Flavors & Fragrances, Inc.	489	14,895
Sealed Air Corp.	992	13,690
Allegheny Technologies, Inc.	612	13,421
Bemis Co.	620	13,001
MeadWestvaco Corp.	1,070	12,829
Eastman Chemical Co.	450	12,060
Pactiv Corp.*	819	11,949
AK Steel Holding Corp.	690	4,913
Titanium Metals Corp.	530	2,898

Total Materials		1,444,884

Total Common Stocks (Cost $48,667,296)		43,340,227

	FACE
	AMOUNT
REPURCHASE AGREEMENTS† 8.5%
Credit Suisse Group issued 03/31/09 at 0.15% due 04/01/09	$3,459,439	3,459,439
Mizuho Financial Group, Inc. issued 03/31/09 at 0.16% due 04/01/09	1,276,098	1,276,098
Morgan Stanley issued 03/31/09 at 0.05% due 04/01/09	87,787	87,787

Total Repurchase Agreements (Cost $4,823,324)		4,823,324

Total Investments 85.4% (Cost $53,490,620)		$48,163,551

Other Assets in Excess of Liabilities – 14.6%		$8,219,309

Net Assets – 100.0%		$56,382,860

		UNREALIZED
	CONTRACTS	GAIN

FUTURES CONTRACTS PURCHASED
June 2009 S&P 500 Index Mini Futures Contracts (Aggregate Market Value of Contracts $26,735,800)	676	$2,268,376

	UNITS
EQUITY INDEX SWAP AGREEMENT
Goldman Sachs International April 2009 S&P 500 Index Swap, Terminating 04/06/09** (Notional Market Value $14,371,896)	18,013	$54,949

*	Non-Income Producing Security.

**	Total Return based on S&P 500 Index +/- financing at a variable rate.

†	Repurchase Agreements — See Note 6.

REIT — Real Estate Investment Trust.
See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	61
6

SCHEDULE OF INVESTMENTS
March 31, 2009
     S&P 500 FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 61.7%

INFORMATION TECHNOLOGY 11.1%
Microsoft Corp.	120,220	$2,208,441
International Business Machines Corp.	21,103	2,044,670
Cisco Systems, Inc.*	91,780	1,539,151
Apple, Inc.*	13,996	1,471,259
Intel Corp.	87,448	1,316,092
Google, Inc. — Class A*	3,767	1,311,142
Hewlett-Packard Co.	37,690	1,208,341
Oracle Corp.*	60,300	1,089,621
Qualcomm, Inc.	25,930	1,008,936
EMC Corp*	31,640	360,696
Texas Instruments, Inc.	20,070	331,356
Corning, Inc.	24,458	324,558
Yahoo!, Inc.*	21,925	280,859
Automatic Data Processing, Inc.	7,940	279,170
Dell, Inc.*	27,198	257,837
Applied Materials, Inc.	20,900	224,675
eBay, Inc.*	16,951	212,904
Symantec Corp.*	12,910	192,875
MasterCard, Inc.	1,136	190,257
Adobe Systems, Inc.*	8,230	176,040
Motorola, Inc.	35,800	151,434
Western Union Co.	11,170	140,407
Intuit, Inc.*	5,052	136,404
Broadcom Corp. — Class A*	6,680	133,466
Paychex, Inc.	5,053	129,710
Juniper Networks, Inc.*	8,210	123,643
CA, Inc.	6,196	109,112
BMC Software, Inc.*	2,900	95,700
Cognizant Technology Solutions Corp. — Class A*	4,583	95,281
Electronic Arts, Inc.*	5,061	92,060
Fiserv, Inc.*	2,450	89,327
Analog Devices, Inc.	4,578	88,218
Computer Sciences Corp.*	2,382	87,753
Sun Microsystems, Inc.*	11,715	85,754
Agilent Technologies, Inc.*	5,543	85,196
NVIDIA Corp.*	8,443	83,248
Xilinx, Inc.	4,312	82,618
McAfee, Inc.*	2,422	81,137
Altera Corp.	4,610	80,905
Linear Technology Corp.	3,493	80,269
Tyco Electronics Ltd.	7,200	79,488
NetApp, Inc.*	5,196	77,109
Amphenol Corp.	2,690	76,638
Affiliated Computer Services, Inc. — Class A*	1,530	73,272
Citrix Systems, Inc.*	2,830	64,071
Xerox Corp.	13,600	61,880
Harris Corp.	2,100	60,774
Microchip Technology, Inc.	2,860	60,603
Autodesk, Inc.*	3,549	59,659

		MARKET
	SHARES	VALUE

MEMC Electronic Materials, Inc.*	3,500	$57,715
VeriSign, Inc.*	3,020	56,987
Fidelity National Information Services, Inc.	3,002	54,636
Salesforce.com, Inc.*	1,657	54,234
KLA-Tencor Corp.	2,669	53,380
Akamai Technologies, Inc.*	2,685	52,089
Micron Technology, Inc.*	12,015	48,781
Flir Systems, Inc.*	2,368	48,497
SanDisk Corp.*	3,560	45,034
Teradata Corp.*	2,720	44,118
Total System Services, Inc.	3,101	42,825
National Semiconductor Corp.	3,056	31,385
LSI Logic Corp.*	10,189	30,975
Molex, Inc.	2,170	29,816
Tellabs, Inc.*	6,220	28,488
Advanced Micro Devices, Inc.*	8,800	26,840
Compuware Corp.*	3,878	25,556
Novellus Systems, Inc.*	1,520	25,278
Novell, Inc.*	5,410	23,047
QLogic Corp.*	1,900	21,128
Lexmark International, Inc.*	1,210	20,413
Jabil Circuit, Inc.	3,360	18,682
Convergys Corp.*	1,911	15,441
Teradyne, Inc.*	2,719	11,909
Ciena Corp.*	1,430	11,125
JDS Uniphase Corp.*	3,380	10,985

Total Information Technology		19,583,380

HEALTH CARE 9.4%
Johnson & Johnson	43,480	2,287,048
Pfizer, Inc.	106,057	1,444,496
Abbott Laboratories	24,300	1,159,110
Wyeth	20,934	900,999
Merck & Company, Inc.	33,150	886,762
Amgen, Inc.*	16,260	805,195
Bristol-Myers Squibb Co.	31,118	682,107
Gilead Sciences, Inc.*	14,330	663,766
Schering-Plough Corp.	25,571	602,197
Eli Lilly & Co.	15,902	531,286
Medtronic, Inc.	17,590	518,377
Baxter International, Inc.	9,650	494,273
UnitedHealth Group, Inc.	19,121	400,203
Celgene Corp.*	7,229	320,968
Medco Health Solutions, Inc.*	7,720	319,145
WellPoint, Inc.*	7,840	297,685
Covidien Ltd.	7,920	263,261
Becton, Dickinson & Co.	3,770	253,495
Genzyme Corp.*	4,267	253,417
Biogen Idec, Inc.*	4,666	244,592
Thermo Fisher Scientific, Inc.*	6,570	234,352
Allergan, Inc.	4,839	231,111
St. Jude Medical, Inc.*	5,436	197,490
Boston Scientific Corp.*	23,624	187,811

62	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.
7

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
     S&P 500 FUND

		MARKET
	SHARES	VALUE

Express Scripts, Inc.*	3,892	$179,694
Cardinal Health, Inc.	5,668	178,429
Aetna, Inc.	7,130	173,473
McKesson Corp.	4,300	150,672
Zimmer Holdings, Inc.*	3,490	127,385
Stryker Corp.	3,740	127,310
C.R. Bard, Inc.	1,561	124,443
Quest Diagnostics, Inc.	2,430	115,376
Forest Laboratories, Inc.*	4,741	104,112
Laboratory Corporation of America Holdings*	1,700	99,433
Life Technologies Corp.*	2,728	88,605
AmerisourceBergen Corp.	2,390	78,057
Hospira, Inc.*	2,514	77,582
CIGNA Corp.	4,260	74,933
Cephalon, Inc.*	1,080	73,548
DaVita, Inc.*	1,620	71,199
Humana, Inc.*	2,655	69,242
Mylan Laboratories, Inc.*	4,788	64,207
DENTSPLY International, Inc.	2,330	62,561
Varian Medical Systems, Inc.*	1,946	59,236
Intuitive Surgical, Inc.*	620	59,123
Waters Corp.*	1,520	56,164
Watson Pharmaceuticals, Inc.*	1,640	51,020
Millipore Corp.*	874	50,176
IMS Health, Inc.	2,852	35,564
Coventry Health Care, Inc.*	2,330	30,150
King Pharmaceuticals, Inc.*	3,871	27,368
Patterson Companies, Inc.*	1,437	27,102
PerkinElmer, Inc.	1,830	23,369
Tenet Healthcare Corp.*	6,530	7,575

Total Health Care		16,646,254

ENERGY 8.0%
Exxon Mobil Corp.	77,700	5,291,370
Chevron Corp.	31,520	2,119,405
ConocoPhillips	23,270	911,253
Schlumberger Ltd.	18,808	763,981
Occidental Petroleum Corp.	12,740	708,981
Apache Corp.	5,259	337,049
Devon Energy Corp.	6,972	311,579
Marathon Oil Corp.	11,126	292,502
Anadarko Petroleum Corp.	7,233	281,291
XTO Energy, Inc.	9,112	279,009
Hess Corp.	4,460	241,732
Halliburton Co.	14,115	218,359
EOG Resources, Inc.	3,925	214,933
National-Oilwell Varco, Inc.*	6,562	188,395
Southwestern Energy Co.*	5,404	160,445
Chesapeake Energy Corp.	8,832	150,674
Noble Energy, Inc.	2,716	146,338
Valero Energy Corp.	8,120	145,348
Spectra Energy Corp.	10,123	143,139
Baker Hughes, Inc.	4,848	138,410
Murphy Oil Corp.	2,997	134,176

		MARKET
	SHARES	VALUE

Peabody Energy Corp.	4,198	$105,118
Williams Companies, Inc.	9,097	103,524
Range Resources Corp.	2,465	101,459
Cameron International Corp.*	3,410	74,781
Smith International, Inc.	3,443	73,956
Consol Energy, Inc.	2,840	71,682
El Paso Corp.	10,980	68,625
Diamond Offshore Drilling, Inc.	1,088	68,392
ENSCO International, Inc.	2,230	58,872
Sunoco, Inc.	1,836	48,617
BJ Services Co.	4,570	45,471
Nabors Industries Ltd.*	4,440	44,356
Cabot Oil & Gas Corp.	1,622	38,231
Pioneer Natural Resources Co.	1,810	29,811
Tesoro Corp.	2,179	29,351
Rowan Companies, Inc.	1,780	21,307
Massey Energy Co.	1,344	13,601

Total Energy		14,175,523

CONSUMER STAPLES 7.9%
Procter & Gamble Co.	46,090	2,170,378
Wal-Mart Stores, Inc.	35,162	1,831,940
Coca-Cola Co.	31,287	1,375,064
PepsiCo, Inc.	24,470	1,259,716
Philip Morris International, Inc.	31,510	1,121,126
CVS Caremark Corp.	22,885	629,109
Altria Group, Inc.	32,491	520,506
Kraft Foods, Inc.	23,104	514,988
Colgate-Palmolive Co.	7,880	464,762
Walgreen Co.	15,520	402,899
Costco Wholesale Corp.	6,813	315,578
Kimberly-Clark Corp.	6,499	299,669
Archer-Daniels-Midland Co.	10,090	280,300
General Mills, Inc.	5,150	256,882
Kroger Co.	10,264	217,802
Sysco Corp.	9,260	211,128
H.J. Heinz Co.	4,953	163,746
Lorillard, Inc.	2,630	162,376
Kellogg Co.	3,957	144,945
Safeway, Inc.	6,753	136,343
Avon Products, Inc.	6,707	128,976
ConAgra Foods, Inc.	7,030	118,596
Clorox Co.	2,184	112,432
Reynolds American, Inc.	2,660	95,334
Hershey Co.	2,610	90,698
Sara Lee Corp.	10,940	88,395
Campbell Soup Co.	3,210	87,826
Molson Coors Brewing Co. — Class B	2,350	80,558
J.M. Smucker Co.	1,859	69,285
Dr Pepper Snapple Group, Inc.*	3,987	67,420
Coca-Cola Enterprises, Inc.	4,994	65,871
McCormick & Company, Inc.	2,047	60,530
Brown-Forman Corp. — Class B	1,538	59,721

See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	63
8

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
     S&P 500 FUND

		MARKET
	SHARES	VALUE

SUPERVALU, INC.	3,335	$47,624
Pepsi Bottling Group, Inc.	2,130	47,158
Estee Lauder Companies, Inc. — Class A	1,820	44,863
Tyson Foods, Inc. — Class A	4,747	44,574
Dean Foods Co.*	2,431	43,953
Whole Foods Market, Inc.	2,208	37,094
Constellation Brands, Inc. — Class A*	3,059	36,402
Hormel Foods Corp.	1,090	34,564

Total Consumer Staples		13,941,131

FINANCIALS 6.7%
JPMorgan Chase & Co.	59,080	1,570,346
Wells Fargo & Co.	66,650	949,096
Goldman Sachs Group, Inc.	7,261	769,811
Bank of America Corp.	100,650	686,433
Bank of New York Mellon Corp.	18,072	510,534
U.S. Bancorp	27,597	403,192
Morgan Stanley	16,900	384,813
Travelers Companies, Inc.	9,198	373,807
MetLife, Inc.	12,848	292,549
CME Group, Inc.	1,040	256,246
American Express Co.	18,421	251,078
Chubb Corp.	5,540	234,453
Charles Schwab Corp.	14,735	228,392
Citigroup, Inc.	86,092	217,813
Northern Trust Corp.	3,500	209,370
State Street Corp.	6,794	209,119
PNC Financial Services Group, Inc.	6,730	197,122
Aon Corp.	4,296	175,363
Marsh & McLennan Companies, Inc.	8,086	163,741
Allstate Corp.	8,429	161,415
BB&T Corp.	8,787	148,676
Progressive Corp.*	10,638	142,975
AFLAC, Inc.	7,350	142,296
Simon Property Group, Inc.	3,964	137,313
Franklin Resources, Inc.	2,380	128,211
Prudential Financial, Inc.	6,670	126,863
Loews Corp.	5,677	125,462
T. Rowe Price Group, Inc.	4,020	116,017
Public Storage	1,971	108,898
People’s United Financial, Inc.	5,470	98,296
Hudson City Bancorp, Inc.	8,208	95,952
IntercontinentalExchange, Inc.*	1,143	85,119
Invesco Ltd.	5,950	82,467
Equity Residential	4,290	78,721
Capital One Financial Corp.	6,162	75,423
Plum Creek Timber Company, Inc. (REIT)	2,590	75,291
Vornado Realty Trust	2,221	73,826
NYSE Euronext	4,070	72,853
HCP, Inc.	3,988	71,186

		MARKET
	SHARES	VALUE

Ameriprise Financial, Inc.	3,436	$70,404
Moody’s Corp.	3,000	68,760
Boston Properties, Inc.	1,896	66,417
SunTrust Banks, Inc.	5,607	65,826
Unum Group	5,210	65,125
KeyCorp	7,783	61,252
AvalonBay Communities, Inc.	1,250	58,825
Cincinnati Financial Corp.	2,560	58,547
M&T Bank Corp.	1,213	54,876
Health Care REIT, Inc.	1,744	53,349
Ventas, Inc.	2,250	50,873
Discover Financial Services	7,573	47,786
Regions Financial Corp.	10,921	46,523
Comerica, Inc.	2,372	43,431
Leucadia National Corp.*	2,851	42,451
American International Group, Inc.	42,309	42,309
Nasdaq Stock Market, Inc.*	2,158	42,254
Assurant, Inc.	1,848	40,249
Hartford Financial Services Group, Inc.	5,110	40,114
SLM Corp.*	7,352	36,392
Legg Mason, Inc.	2,252	35,807
First Horizon National Corp.	3,308	35,531
Torchmark Corp.	1,320	34,624
Principal Financial Group, Inc.	4,083	33,399
Host Hotels & Resorts, Inc.	8,257	32,367
Federated Investors, Inc. — Class B	1,399	31,142
XL Capital Ltd.	5,376	29,353
KIMCO Realty Corp.	3,674	27,996
ProLogis	4,199	27,294
Lincoln National Corp.	4,020	26,894
Fifth Third Bancorp	9,082	26,519
Marshall & Ilsley Corp.	4,170	23,477
Zions Bancorporation	1,812	17,812
CIT Group, Inc.	6,106	17,402
Janus Capital Group, Inc.	2,490	16,559
CB Richard Ellis Group, Inc. — Class A*	3,540	14,266
Genworth Financial, Inc. — Class A	6,812	12,943
MBIA, Inc.*	2,690	12,320
E*Trade Financial Corp.*	8,996	11,515
Apartment Investment & Management Co. — Class A	1,844	10,105
Huntington Bancshares, Inc.	5,760	9,562

Total Financials		11,773,188

INDUSTRIALS 6.0%
General Electric Co.	166,048	1,678,745
United Parcel Service, Inc. — Class B	15,660	770,785
United Technologies Corp.	14,820	636,964
3M Co.	10,901	541,998

64	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.
9

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
     S&P 500 FUND

		MARKET
	SHARES	VALUE

Boeing Co.	11,420	$406,324
Lockheed Martin Corp.	5,220	360,337
Emerson Electric Co.	11,870	339,245
Union Pacific Corp.	7,910	325,180
Honeywell International, Inc.	11,558	322,006
Caterpillar, Inc.	9,460	264,502
Burlington Northern Santa Fe Corp.	4,380	263,457
General Dynamics Corp.	6,070	252,451
Raytheon Co.	6,280	244,543
Northrop Grumman Corp.	5,143	224,441
Deere & Co.	6,650	218,585
FedEx Corp.	4,897	217,868
Danaher Corp.	4,010	217,422
Waste Management, Inc.	7,718	197,581
Norfolk Southern Corp.	5,760	194,400
Illinois Tool Works, Inc.	6,040	186,334
CSX Corp.	6,270	162,079
Paccar, Inc.	5,700	146,832
Precision Castparts Corp.	2,192	131,301
L-3 Communications Holdings, Inc.	1,860	126,108
CH Robinson Worldwide, Inc.	2,680	122,235
ITT Corporation	2,858	109,947
Fluor Corp.	2,850	98,467
Eaton Corp.	2,600	95,836
Expeditors International of Washington, Inc.	3,330	94,206
Republic Services, Inc.	5,060	86,779
Parker Hannifin Corp.	2,518	85,562
Rockwell Collins, Inc.	2,490	81,274
Cummins, Inc.	3,160	80,422
Dover Corp.	2,920	77,030
Pitney Bowes, Inc.	3,240	75,654
Jacobs Engineering Group, Inc.*	1,940	75,000
Goodrich Corp.	1,950	73,885
Southwest Airlines Co.	11,640	73,681
W.W. Grainger, Inc.	1,000	70,180
Ingersoll-Rand Co. — Class A	5,008	69,110
Cooper Industries Ltd. — Class A	2,620	67,753
Fastenal Co.	2,029	65,242
Dun & Bradstreet Corp.	840	64,680
Stericycle, Inc.*	1,340	63,958
Iron Mountain, Inc.*	2,823	62,586
Cintas Corp.	2,061	50,948
Flowserve Corp.	880	49,386
Rockwell Automation, Inc.	2,228	48,660
Equifax, Inc.	1,980	48,411
Robert Half International, Inc.	2,380	42,435
Avery Dennison Corp.	1,772	39,586
Masco Corp.	5,649	39,430
Pall Corp.	1,858	37,959
Ryder System, Inc.	870	24,630

		MARKET
	SHARES	VALUE

RR Donnelley & Sons Co.	3,221	$23,610
Textron, Inc.	3,823	21,944
Monster Worldwide, Inc.*	2,011	16,390
Manitowoc Company, Inc.	2,050	6,703

Total Industrials		10,573,067

CONSUMER DISCRETIONARY 5.4%
McDonald’s Corp.	17,510	955,521
Home Depot, Inc.	26,658	628,063
Comcast Corp. — Class A	45,300	617,892
Walt Disney Co.	29,190	530,090
Lowe’s Companies, Inc.	23,050	420,663
Target Corp.	11,833	406,937
Amazon.com, Inc.*	5,059	371,533
Time Warner, Inc.	18,801	362,866
Nike, Inc. — Class B	6,090	285,560
News Corp. — Class A	36,169	239,439
Staples, Inc.	11,220	203,194
Kohl’s Corp.*	4,794	202,882
Best Buy Company, Inc.	5,328	202,251
Yum! Brands, Inc.	7,230	198,680
DIRECTV Group, Inc.*	8,320	189,613
TJX Companies, Inc.	6,538	167,634
Viacom, Inc. — Class B*	9,530	165,631
Carnival Corp.	6,880	148,608
Apollo Group, Inc. — Class A*	1,681	131,673
Starbucks Corp.*	11,550	128,321
Time Warner Cable, Inc.	4,719	117,039
Omnicom Group, Inc.	4,890	114,426
McGraw-Hill Companies, Inc.	4,940	112,978
Johnson Controls, Inc.	9,336	112,032
Bed Bath & Beyond, Inc.*	4,085	101,104
Ford Motor Co.*	37,683	99,106
AutoZone, Inc.*	600	97,572
H&R Block, Inc.	5,336	97,062
The Gap, Inc.	7,330	95,217
Coach, Inc.*	5,050	84,335
Sherwin-Williams Co.	1,554	80,761
VF Corp.	1,380	78,812
Marriott International, Inc. —
Class A	4,623	75,632
Genuine Parts Co.	2,496	74,531
O’Reilly Automotive, Inc.*	2,120	74,221
Darden Restaurants, Inc.	2,150	73,659
Family Dollar Stores, Inc.	2,190	73,080
GameStop Corp. — Class A*	2,566	71,899
J.C. Penney Company, Inc.	3,487	69,984
Mattel, Inc.	5,630	64,914
Macy’s, Inc.	6,606	58,793
Fortune Brands, Inc.	2,360	57,938
Harley-Davidson, Inc.	3,671	49,155
Hasbro, Inc.	1,946	48,786
International Game Technology, Inc.	4,650	42,873
D.R. Horton, Inc.	4,330	42,001
Tiffany & Co.	1,940	41,826

See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	65
10

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
     S&P 500 FUND

		MARKET
	SHARES	VALUE

Nordstrom, Inc.	2,496	$41,808
CBS Corp.	10,680	41,011
Sears Holdings Corp.*	860	39,311
Polo Ralph Lauren Corp.	890	37,603
Limited Brands, Inc.	4,262	37,079
Pulte Homes, Inc.	3,377	36,911
Starwood Hotels & Resorts Worldwide, Inc.	2,870	36,449
Stanley Works	1,245	36,254
Whirlpool Corp.	1,148	33,969
Abercrombie & Fitch Co. — Class A	1,372	32,654
Washington Post Co. — Class B	90	32,139
Leggett & Platt, Inc.	2,462	31,981
Scripps Networks Interactive, Inc.	1,420	31,964
Interpublic Group of
Companies, Inc.*	7,489	30,855
Expedia, Inc.*	3,299	29,955
Black & Decker Corp.	940	29,666
Newell Rubbermaid, Inc.	4,356	27,791
Big Lots, Inc.*	1,290	26,806
Goodyear Tire & Rubber Co.*	3,795	23,757
AutoNation, Inc.*	1,690	23,457
Snap-On, Inc.	900	22,590
Wynn Resorts Ltd.*	1,053	21,029
General Motors Corp.	9,600	18,624
RadioShack Corp.	1,960	16,797
Lennar Corp. — Class A	2,220	16,672
Eastman Kodak Co.	4,210	15,998
KB HOME	1,177	15,513
Centex Corp.	1,950	14,625
Harman International Industries, Inc.	921	12,461
Wyndham Worldwide Corp.	2,788	11,710
Meredith Corp.	565	9,402
New York Times Co. — Class A	1,835	8,294
Gannett Co., Inc.	3,591	7,900
Office Depot, Inc.*	4,317	5,655

Total Consumer Discretionary		9,525,477

UTILITIES 2.7%
Exelon Corp.	10,351	469,832
Southern Co.	12,217	374,085
FPL Group, Inc.	6,430	326,194
Duke Energy Corp.	20,152	288,577
Dominion Resources, Inc.	9,181	284,519
Public Service Enterprise Group, Inc.	7,956	234,463
PG&E Corp.	5,752	219,841
Entergy Corp.	2,980	202,908
FirstEnergy Corp.	4,790	184,894
Sempra Energy	3,830	177,099
Consolidated Edison, Inc.	4,299	170,283
PPL Corp.	5,904	169,504

		MARKET
	SHARES	VALUE

American Electric Power Company, Inc.	6,383	$161,235
Progress Energy, Inc.	4,330	157,006
Edison International	5,120	147,507
Xcel Energy, Inc.	7,143	133,074
Questar Corp.	2,728	80,285
Ameren Corp.	3,337	77,385
Wisconsin Energy Corp.	1,845	75,959
DTE Energy Co.	2,556	70,801
Constellation Energy Group, Inc.	3,130	64,666
EQT CORP	2,050	64,227
Allegheny Energy, Inc.	2,656	61,540
AES Corp.*	10,470	60,831
SCANA Corp.	1,898	58,629
Northeast Utilities	2,710	58,509
CenterPoint Energy, Inc.	5,461	56,958
Pepco Holdings, Inc.	3,438	42,906
NiSource, Inc.	4,313	42,267
CMS Energy Corp.	3,565	42,210
Pinnacle West Capital Corp.	1,588	42,177
TECO Energy, Inc.	3,340	37,241
Integrys Energy Group, Inc.	1,200	31,248
Nicor, Inc.	715	23,759
Dynegy Inc.*	7,965	11,231

Total Utilities		4,703,850

TELECOMMUNICATION SERVICES 2.4%
AT&T, Inc.	92,673	2,335,360
Verizon Communications, Inc.	44,673	1,349,125
American Tower Corp. — Class A*	6,248	190,127
Sprint Nextel Corp.*	45,046	160,814
Embarq Corp.	2,239	84,746
Qwest Communications
International, Inc.	23,110	79,036
Windstream Corp.	6,942	55,952
CenturyTel, Inc.	1,576	44,317
Frontier Communications Corp.	4,901	35,189

Total Telecommunication Services		4,334,666

MATERIALS 2.1%
Monsanto Co.	8,622	716,488
Newmont Mining Corp.	7,689	344,160
Praxair, Inc.	4,830	325,011
E.I. du Pont de Nemours and Co.	14,188	316,818
Freeport-McMoRan Copper & Gold, Inc.	6,468	246,495
Nucor Corp.	4,940	188,560
Air Products & Chemicals, Inc.	3,300	185,625
Rohm & Haas Co.	1,961	154,605
Dow Chemical Co.	14,543	122,597
Alcoa, Inc.	14,940	109,660
PPG Industries, Inc.	2,579	95,165
Ecolab, Inc.	2,630	91,340

66	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.
11

SCHEDULE OF INVESTMENTS (concluded)
March 31, 2009
     S&P 500 FUND

		MARKET
	SHARES	VALUE

Weyerhaeuser Co.	3,311	$91,284
Vulcan Materials Co.	1,743	77,197
Sigma-Aldrich Corp.	1,910	72,179
Ball Corp.	1,470	63,798
CF Industries Holdings, Inc.	760	54,059
International Paper Co.	6,730	47,379
United States Steel Corp.	1,828	38,626
Owens-Illinois, Inc.*	2,620	37,833
International Flavors & Fragrances, Inc.	1,228	37,405
Sealed Air Corp.	2,480	34,224
Allegheny Technologies, Inc.	1,532	33,597
Bemis Co.	1,570	32,923
MeadWestvaco Corp.	2,679	32,121
Eastman Chemical Co.	1,140	30,552
Pactiv Corp.*	2,060	30,055
AK Steel Holding Corp.	1,740	12,389
Titanium Metals Corp.	1,328	7,264

Total Materials		3,629,409

Total Common Stocks (Cost $119,958,120)		108,885,945

	FACE
	AMOUNT
REPURCHASE AGREEMENTS† 33.8%
Credit Suisse Group issued 03/31/09 at 0.15% due 04/01/09	$42,716,137	42,716,137
Mizuho Financial Group, Inc. issued 03/31/09 at 0.16% due 04/01/09	15,756,887	15,756,887
Morgan Stanley issued 03/31/09 at 0.05% due 04/01/09	1,083,973	1,083,973

Total Repurchase Agreements (Cost $59,556,997)		59,556,997

Total Investments 95.5% (Cost $179,515,117)		$168,442,942

Other Assets in Excess of Liabilities – 4.5%		$8,020,279

Net Assets – 100.0%		$176,463,221

		UNREALIZED
	CONTRACTS	GAIN (LOSS)

FUTURES CONTRACTS PURCHASED
June 2009 S&P 500 Index Futures Mini Contracts (Aggregate Market Value of Contracts $41,211,100)	1,042	$(222,490)

	UNITS
EQUITY INDEX SWAP AGREEMENT
Goldman Sachs International April 2009 S&P 500 Index Swap, Terminating 04/06/09** (Notional Market Value $27,067,059)	33,924	$373,850

*	Non-Income Producing Security.

**	Total Return based on S&P 500 Index +/- financing at a variable rate.

†	Repurchase Agreements — See Note 6.

REIT — Real Estate Investment Trust.
See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	67
12

SCHEDULE OF INVESTMENTS
March 31, 2009
     INVERSE S&P 500 STRATEGY FUND

	FACE	MARKET
	AMOUNT	VALUE

FEDERAL AGENCY DISCOUNT NOTES 71.9%
Fannie Mae**
1.00% due 06/22/09	$20,000,000	$19,991,340
Fed Home Loan Bank*
0.35% due 04/13/09	25,000,000	24,997,084
0.74% due 10/16/09	25,000,000	24,951,875
Freddie Mac**
1.00% due 04/14/09	25,000,000	24,990,972
0.57% due 09/08/09	25,000,000	24,965,000
0.56% due 08/24/09	50,000,000	49,941,600
0.45% due 07/20/09	25,000,000	24,983,950

Total Federal Agency Discount Notes (Cost $194,630,492)		194,821,821

REPURCHASE AGREEMENTS† 11.3%
Credit Suisse Group issued 03/31/09 at 0.15% due 04/01/09	21,993,891	21,993,891
Mizuho Financial Group, Inc. issued 03/31/09 at 0.16% due 04/01/09	8,112,983	8,112,983
Morgan Stanley issued 03/31/09 at 0.05% due 04/01/09	558,121	558,121

Total Repurchase Agreements (Cost $30,664,995)		30,664,995

Total Investments 83.2% (Cost $225,295,487)		$225,486,816

Other Assets in Excess of Liabilities – 16.8%		$45,612,572

Net Assets – 100.0%		$271,099,388

		Unrealized
	Contracts	Loss

FUTURES CONTRACTS SOLD SHORT
June 2009 S&P 500 Index Mini Futures Contracts (Aggregate Market Value of Contracts $21,673,400)	548	$(418,021)

		UNREALIZED
	UNITS	LOSS

EQUITY INDEX SWAP AGREEMENT SOLD SHORT
Goldman Sachs International April 2009 S&P 500 Index Swap, Terminating 04/06/09*** (Notional Market Value $249,715,029)	312,977	$(22,032,122)

*	The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

**	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.

***	Total Return based on S&P 500 Index +/- financing at a variable rate.

†	Repurchase Agreements — See Note 6.
68	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
March 31, 2009
     NASDAQ-100® FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 92.4%

INFORMATION TECHNOLOGY 56.5%
Apple, Inc.*	431,525	$45,361,908
Qualcomm, Inc.	691,130	26,891,868
Microsoft Corp.	1,063,022	19,527,714
Google, Inc. — Class A*	50,788	17,677,271
Oracle Corp.*	730,980	13,208,809
Cisco Systems, Inc.*	724,490	12,149,697
Intel Corp.	676,640	10,183,432
Research In Motion Ltd.*	196,728	8,473,075
Symantec Corp.*	298,240	4,455,706
Automatic Data Processing, Inc.	123,960	4,358,434
Activision Blizzard Inc.*	405,520	4,241,739
eBay, Inc.*	332,417	4,175,158
Adobe Systems, Inc.*	178,480	3,817,687
Intuit, Inc.*	140,577	3,795,579
Paychex, Inc.	118,919	3,052,651
CA, Inc.	173,140	3,048,995
Yahoo!, Inc.*	232,841	2,982,693
Broadcom Corp. — Class A*	135,060	2,698,499
Applied Materials, Inc.	238,840	2,567,530
Altera Corp.	143,310	2,515,090
Fiserv, Inc.*	67,790	2,471,623
Xilinx, Inc.	126,330	2,420,483
Linear Technology Corp.	103,020	2,367,400
Dell, Inc.*	248,517	2,355,941
Cognizant Technology Solutions Corp. — Class A*	98,779	2,053,615
Electronic Arts, Inc.*	112,710	2,050,195
Marvell Technology Group Ltd.*	203,330	1,862,503
NVIDIA Corp.*	183,220	1,806,549
Juniper Networks, Inc.*	119,220	1,795,453
NetApp, Inc.*	120,148	1,782,996
Citrix Systems, Inc.*	74,340	1,683,058
Baidu.com — SP ADR*	9,170	1,619,422
Check Point Software Technologies Ltd.*	72,080	1,600,897
KLA-Tencor Corp.	71,510	1,430,200
Autodesk, Inc.*	81,909	1,376,890
Maxim Integrated Products, Inc.	103,980	1,373,576
VeriSign, Inc.*	63,000	1,188,810
Microchip Technology, Inc.	52,600	1,114,594
Akamai Technologies, Inc.*	56,760	1,101,144
Flir Systems, Inc.*	51,560	1,055,949
Infosys Technologies Ltd. — SP ADR	38,950	1,037,238
Lam Research Corp.*	45,030	1,025,333
Seagate Technology	170,150	1,022,602
Flextronics International Ltd.*	305,130	881,826
Sun Microsystems, Inc.*	112,550	823,866
IAC/InterActiveCorp*	50,830	774,141

		MARKET
	SHARES	VALUE

Logitech International SA*	60,570	$622,660

Total Information Technology		235,882,499

HEALTH CARE 17.3%
Gilead Sciences, Inc.*	311,670	14,436,554
Teva Pharmaceutical Industries Ltd. — SP ADR	248,743	11,205,872
Amgen, Inc.*	167,430	8,291,134
Celgene Corp.*	158,270	7,027,188
Genzyme Corp.*	118,180	7,018,710
Biogen Idec, Inc.*	112,260	5,884,669
Express Scripts, Inc.*	76,779	3,544,886
Life Technologies Corp.*	61,110	1,984,853
Vertex Pharmaceuticals, Inc.*	62,590	1,798,211
Cephalon, Inc.*	23,280	1,585,368
Illumina, Inc.*	41,290	1,537,640
DENTSPLY International, Inc.	49,560	1,330,686
Intuitive Surgical, Inc.*	13,620	1,298,803
Henry Schein, Inc.*	30,950	1,238,309
Hologic, Inc.*	93,640	1,225,748
Pharmaceutical Product Development, Inc.	39,816	944,436
Warner Chilcott Ltd.*	86,984	915,072
Patterson Companies, Inc.*	40,633	766,338

Total Health Care		72,034,477

CONSUMER DISCRETIONARY 11.8%
Amazon.com, Inc.*	98,863	7,260,499
Comcast Corp. — Class A	501,390	6,838,960
DIRECTV Group, Inc.*	257,350	5,865,006
Apollo Group, Inc. — Class A*	56,039	4,389,535
Starbucks Corp.*	354,843	3,942,306
News Corp. — Class A	493,018	3,263,779
Staples, Inc.	166,479	3,014,935
Bed Bath & Beyond, Inc.*	121,339	3,003,140
Sears Holdings Corp.*	44,330	2,026,324
O’Reilly Automotive, Inc.*	46,743	1,636,472
Ross Stores, Inc.	45,460	1,631,105
Garmin Ltd.	64,570	1,369,530
Urban Outfitters, Inc.*	57,650	943,730
Wynn Resorts Ltd.*	46,580	930,203
Expedia, Inc.*	98,180	891,474
DISH Network Corp. — Class A*	74,950	832,695
Liberty Global, Inc. — Class A*	49,790	724,942
Liberty Media Corp — Interactive*	189,060	548,274

Total Consumer Discretionary		49,112,909

INDUSTRIALS 4.7%
Paccar, Inc.	141,268	3,639,064
First Solar, Inc.*	24,840	3,296,268
CH Robinson Worldwide, Inc.	58,449	2,665,859
Expeditors International of Washington, Inc.	72,350	2,046,781

See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	69

SCHEDULE OF INVESTMENTS (concluded)
March 31, 2009
     NASDAQ-100® FUND

		MARKET
	SHARES	VALUE

Fastenal Co.	49,330	$1,586,206
Cintas Corp.	63,680	1,574,170
Stericycle, Inc.*	31,130	1,485,835
J.B. Hunt Transport Services, Inc.	43,783	1,055,608
Ryanair Holdings PLC — SP ADR*	40,390	933,413
Foster Wheeler AG*	45,881	801,541
Joy Global, Inc.	34,840	742,092

Total Industrials		19,826,837

CONSUMER STAPLES 1.1%
Costco Wholesale Corp.	79,280	3,672,250
Hansen Natural Corp.*	31,070	1,118,520

Total Consumer Staples		4,790,770

TELECOMMUNICATION SERVICES 0.5%
Millicom International
Cellular SA	36,313	1,345,033
NII Holdings, Inc. — Class B*	55,970	839,550

Total Telecommunication Services		2,184,583

MATERIALS 0.5%
Sigma-Aldrich Corp.	40,750	1,539,942
Steel Dynamics, Inc.	65,200	574,412

Total Materials		2,114,354

Total Common Stocks (Cost $292,395,136)		385,946,429

	FACE
	AMOUNT
REPURCHASE AGREEMENTS† 5.9%
Credit Suisse Group issued 03/31/09 at 0.15% due 04/01/09	$17,597,004	17,597,004
Mizuho Financial Group, Inc. issued 03/31/09 at 0.16% due 04/01/09	6,491,084	6,491,084
Morgan Stanley issued 03/31/09 at 0.05% due 04/01/09	446,545	446,545

Total Repurchase Agreements (Cost $24,534,633)		24,534,633

Total Investments 98.3% (Cost $316,929,769)		$410,481,062

Other Assets in Excess of Liabilities – 1.7%		$7,048,284

Net Assets – 100.0%		$417,529,346

		UNREALIZED
	CONTRACTS	GAIN (LOSS)

FUTURES CONTRACTS PURCHASED
June 2009 NASDAQ-100 Index Mini Futures Contracts (Aggregate Market Value of Contracts $16,237,760)	659	$(148,814)

	UNITS
EQUITY INDEX SWAP AGREEMENT
Goldman Sachs International April 2009 NASDAQ-100 Index Swap, Terminating 04/06/09** (Notional Market Value $15,531,794)	12,556	$223,432

*	Non-Income Producing Security.

**	Total Return based on NASDAQ-100 Index +/- financing at a variable rate.

†	Repurchase Agreements — See Note 6.

ADR — American Depository Receipt.
70	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
March 31, 2009
      INVERSE NASDAQ-100® STRATEGY FUND

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENTS† 84.9%
Credit Suisse Group issued 03/31/09 at 0.15% due 04/01/09	$24,054,781	$24,054,781
Mizuho Financial Group, Inc. issued 03/31/09 at 0.16% due 04/01/09	8,873,192	8,873,192
Morgan Stanley issued 03/31/09 at 0.05% due 04/01/09	610,419	610,419

Total Repurchase Agreements (Cost $33,538,392)		33,538,392

Total Investments 84.9% (Cost $33,538,392)		$33,538,392

Other Assets in Excess of Liabilities – 15.1%		$5,977,073

Net Assets – 100.0%		$39,515,465

		Unrealized
	Contracts	Gain (Loss)

FUTURES CONTRACTS SOLD SHORT
June 2009 NASDAQ-100 Index Mini Futures Contracts (Aggregate Market Value of Contracts $936,320)	38	$12,374

	UNITS
EQUITY INDEX SWAP AGREEMENT
SOLD SHORT
Goldman Sachs International April 2009 NASDAQ-100 Index Swap, Terminating 04/06/09* (Notional Market Value $38,519,940)	31,140	$(2,895,213)

*	Total Return based on Nasdaq 100 Index +/- financing at a variable rate.

†	Repurchase Agreements — See Note 6.
See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	71

SCHEDULE OF INVESTMENTS
March 31, 2009
     MID-CAP 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 43.7%

FINANCIALS 7.8%
Everest Re Group Ltd.	670	$47,436
Fidelity National Financial, Inc. — Class A	2,340	45,653
New York Community Bancorp, Inc.	3,760	41,999
W.R. Berkley Corp.	1,510	34,050
HCC Insurance Holdings, Inc.	1,240	31,236
Cullen/Frost Bankers, Inc.	650	30,511
Federal Realty Investment Trust	640	29,440
Eaton Vance Corp.	1,270	29,019
Old Republic International Corp.	2,560	27,699
First American Corp.	1,010	26,775
Commerce Bancshares, Inc.	720	26,136
Rayonier, Inc.	860	25,989
Reinsurance Group of America, Inc.	790	25,588
Nationwide Health Properties, Inc.	1,110	24,631
Brown & Brown, Inc.	1,260	23,827
AMB Property Corp.	1,520	21,888
Associated Banc-Corp.	1,390	21,462
Realty Income Corp.	1,140	21,455
Raymond James Financial, Inc.	1,070	21,079
Liberty Property Trust	1,100	20,834
Regency Centers Corp.	760	20,193
Affiliated Managers Group, Inc.*	450	18,770
Jefferies Group, Inc.	1,340	18,492
Valley National Bancorp	1,470	18,184
Arthur J. Gallagher & Co.	1,050	17,850
SEI Investments Co.	1,460	17,827
Bank of Hawaii Corp.	520	17,150
Waddell & Reed Financial, Inc. — Class A	930	16,805
Essex Property Trust, Inc.	290	16,629
BancorpSouth, Inc.	790	16,464
FirstMerit Corp.	890	16,198
Hanover Insurance Group, Inc.	560	16,139
Alexandria Real Estate Equities, Inc.	430	15,652
City National Corp.	440	14,859
Highwoods Properties, Inc.	690	14,780
TCF Financial Corp.	1,220	14,347
Mack-Cali Realty Corp.	720	14,263
Westamerica Bancorporation	310	14,124
First Niagara Financial Group, Inc.	1,290	14,061
UDR, Inc.	1,624	13,983
NewAlliance Bancshares, Inc.	1,160	13,618
American Financial Group, Inc.	820	13,161
Washington Federal, Inc.	960	12,758
Omega Healthcare Investors, Inc.	900	12,672

		MARKET
	SHARES	VALUE

Fulton Financial Corp.	1,910	$12,663
Camden Property Trust	580	12,516
Hospitality Properties Trust	1,020	12,240
Stancorp Financial Group, Inc.	530	12,073
Mercury General Corp.	390	11,583
BRE Properties, Inc. — Class A	560	10,993
Potlatch Corp.	430	9,972
Synovus Financial Corp.	3,060	9,945
Trustmark Corp.	530	9,741
Duke Realty Corp.	1,620	8,910
Jones Lang LaSalle, Inc.	380	8,839
AmeriCredit Corp.*	1,430	8,380
Astoria Financial Corp.	890	8,179
Weingarten Realty Investors	840	7,997
Unitrin, Inc.	540	7,549
Wilmington Trust Corp.	750	7,268
SVB Financial Group*	360	7,204
SL Green Realty Corp.	620	6,696
Cathay General Bancorp	540	5,632
Apollo Investment Corp.	1,550	5,394
Macerich Co.	840	5,258
Equity One, Inc.	360	4,388
International Bancshares Corp.	550	4,290
Protective Life Corp.	760	3,990
PacWest Bancorp	270	3,869
Horace Mann Educators Corp.	430	3,599
Cousins Properties, Inc.	480	3,091
Webster Financial Corp.	580	2,465
Colonial BancGroup, Inc.	2,210	1,989

Total Financials		1,172,399

CONSUMER DISCRETIONARY 6.7%
Ross Stores, Inc.	1,410	50,591
Dollar Tree, Inc.*	990	44,104
Advance Auto Parts, Inc.	1,030	42,312
ITT Educational Services, Inc.*	340	41,283
Priceline.com, Inc.*	450	35,451
DeVry, Inc.	670	32,281
CarMax, Inc.*	2,398	29,831
Petsmart, Inc.	1,380	28,925
American Eagle Outfitters, Inc.	2,250	27,540
Strayer Education, Inc.	150	26,980
NVR, Inc.*	60	25,665
Toll Brothers, Inc.*	1,410	25,606
BorgWarner, Inc.	1,260	25,578
Chipotle Mexican Grill, Inc. — Class A*	360	23,897
Wendy’s/Arby’s Group, Inc. — Class A	4,550	22,886
LKQ Corp.*	1,520	21,690
Urban Outfitters, Inc.*	1,240	20,299
Aeropostale, Inc.*	730	19,389
Netflix, Inc.*	450	19,314
Career Education Corp.*	800	19,168
Panera Bread Co. — Class A*	340	19,006
Corinthian Colleges, Inc.*	940	18,283

72	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
     MID-CAP 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Mohawk Industries, Inc.*	610	$18,221
DreamWorks Animation SKG, Inc. — Class A*	840	18,178
Foot Locker, Inc.	1,690	17,711
Brinker International, Inc.	1,110	16,761
Gentex Corp.	1,500	14,940
Marvel Entertainment, Inc.*	530	14,071
Rent-A-Center, Inc.*	720	13,946
Guess?, Inc.	660	13,913
John Wiley & Sons, Inc. — Class A	460	13,699
Dick’s Sporting Goods, Inc.*	930	13,271
Phillips-Van Heusen Corp.	560	12,701
M.D.C. Holdings, Inc.	400	12,456
The Warnaco Group, Inc.*	510	12,240
Tupperware Brands Corp.	680	11,553
Chico’s FAS, Inc.*	1,930	10,364
Brink’s Home Security Holdings, Inc.*	440	9,944
Matthews International Corp. — Class A	340	9,795
Hanesbrands, Inc.*	1,020	9,761
Service Corporation
International	2,780	9,702
Williams-Sonoma, Inc.	940	9,475
Scientific Games Corp. — Class A*	710	8,598
Barnes & Noble, Inc.	400	8,552
Lamar Advertising Company*	830	8,092
Ryland Group, Inc.	470	7,830
Cheesecake Factory, Inc.*	650	7,443
Bob Evans Farms, Inc.	330	7,399
J. Crew Group, Inc.*	560	7,381
Regis Corp.	470	6,792
Collective Brands, Inc.*	690	6,721
International Speedway Corp. — Class A	300	6,618
Under Armour, Inc.*	400	6,572
Sotheby’s	730	6,570
Thor Industries, Inc.	388	6,061
Timberland Co. — Class A*	500	5,970
Callaway Golf Co.	700	5,026
Life Time Fitness, Inc.*	380	4,773
99 Cents Only Stores*	510	4,712
Scholastic Corp.	280	4,220
AnnTaylor Stores Corp.*	620	3,224
Saks, Inc.*	1,550	2,899
American Greetings Corp. — Class A	490	2,479
Boyd Gaming Corp.	610	2,275
Harte-Hanks, Inc.	410	2,194
Blyth, Inc.	70	1,829
Coldwater Creek, Inc.*	520	1,305
Belo Corp. — Class A	980	598

Total Consumer Discretionary		1,018,914

		MARKET
	SHARES	VALUE

INDUSTRIALS 6.4%
Quanta Services, Inc.*	2,120	$45,474
Roper Industries, Inc.	980	41,601
URS Corp.*	930	37,581
AMETEK, Inc.	1,160	36,273
FTI Consulting, Inc.*	560	27,709
Manpower, Inc.	850	26,800
Aecom Technology Corp.*	990	25,819
SPX Corp.	540	25,385
Shaw Group, Inc.*	910	24,943
KBR, Inc.	1,760	24,306
Alliant Techsystems, Inc.*	360	24,113
Joy Global, Inc.	1,110	23,643
Pentair, Inc.	1,070	23,187
Watson Wyatt & Company Holdings	460	22,710
Donaldson Company	840	22,546
Waste Connections, Inc.*	870	22,359
J.B. Hunt Transport Services, Inc.	890	21,458
Copart, Inc.*	690	20,465
AGCO Corp.*	1,000	19,600
Harsco Corp.	880	19,510
IDEX Corp.	880	19,246
Landstar System, Inc.	560	18,743
Corrections Corporation of America*	1,310	16,781
Hubbell, Inc. — Class B	610	16,446
MSC Industrial Direct Co.	490	15,224
Lincoln Electric Holdings, Inc.	460	14,577
Thomas & Betts Corporation*	580	14,512
Wabtec Corp.	520	13,718
Lennox International, Inc.	510	13,495
Granite Construction, Inc.	360	13,493
Timken Co.	930	12,983
Kennametal, Inc.	800	12,968
Carlisle Companies, Inc.	660	12,956
Kansas City Southern*	1,000	12,710
Bucyrus International, Inc.	820	12,448
Brink’s Co.	440	11,642
Graco, Inc.	650	11,095
GATX Corp.	530	10,722
Clean Harbors, Inc.*	220	10,560
Nordson Corp.	370	10,519
BE Aerospace, Inc.*	1,100	9,537
Terex Corp.*	1,030	9,527
Con-way Inc.	500	8,965
Crane Co.	520	8,778
Alexander & Baldwin, Inc.	450	8,563
Trinity Industries, Inc.	870	7,952
Rollins, Inc.	450	7,718
JetBlue Airways Corp.*	2,000	7,300
Werner Enterprises, Inc.	470	7,106
Alaska Air Group, Inc.*	400	7,028
Navigant Consulting, Inc.*	520	6,796
Woodward Governor Co.	600	6,708

See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	73

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
     MID-CAP 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Mine Safety Appliances Co.	320	$6,406
Herman Miller, Inc.	580	6,183
AirTran Holdings, Inc.*	1,300	5,915
MPS Group, Inc.*	990	5,891
Oshkosh Corp.	810	5,459
Deluxe Corp.	560	5,393
Corporate Executive Board Co.	370	5,365
HNI Corp.	478	4,971
Korn/Ferry International, Inc.*	490	4,439
YRC Worldwide, Inc.*	650	2,919
Federal Signal Corp.	520	2,740
United Rentals, Inc.*	650	2,737
Dycom Industries, Inc.*	430	2,490
Kelly Services, Inc. — Class A	300	2,415

Total Industrials		969,621

INFORMATION TECHNOLOGY 6.3%
Western Digital Corp.*	2,416	46,725
SAIC, Inc.*	2,208	41,223
Synopsys, Inc.*	1,560	32,339
Lam Research Corp.*	1,370	31,195
Global Payments, Inc.	870	29,067
Avnet, Inc.*	1,630	28,541
Broadridge Financial Solutions, Inc.	1,530	28,473
Lender Processing Services, Inc.	910	27,855
Sybase, Inc.*	900	27,261
Hewitt Associates, Inc. — Class A*	910	27,082
Arrow Electronics, Inc.*	1,300	24,778
ANSYS, Inc.*	970	24,347
Alliance Data Systems Corp.*	650	24,017
FactSet Research Systems Inc.	460	22,995
Cree, Inc.*	960	22,589
Ingram Micro, Inc. — Class A*	1,760	22,246
Trimble Navigation Ltd.*	1,300	19,864
Metavante Technologies, Inc.*	980	19,561
Mettler-Toledo International, Inc.*	370	18,992
Itron, Inc.*	400	18,940
F5 Networks, Inc.*	860	18,017
Atmel Corp.*	4,890	17,751
Macrovision Solutions Corp.*	890	15,833
Diebold, Inc.	720	15,372
Intersil Corp. — Class A	1,330	15,295
DST Systems, Inc.*	440	15,233
Jack Henry & Associates, Inc.	910	14,851
Polycom, Inc.*	910	14,005
NCR Corp.*	1,720	13,674
NeuStar, Inc.*	810	13,568
3Com Corp.*	4,210	13,009
Silicon Laboratories, Inc.*	490	12,936
Palm, Inc.*	1,460	12,585
Parametric Technology Corp.*	1,260	12,575
Zebra Technologies Corp. — Class A*	660	12,553

		MARKET
	SHARES	VALUE

Cadence Design Systems, Inc.*	2,880	$12,096
Digital River, Inc.*	400	11,928
Tech Data Corp.*	540	11,761
National Instruments Corp.	610	11,377
International Rectifier Corp.*	790	10,673
Mantech International Corp. — Class A*	230	9,637
ADTRAN, Inc.	590	9,564
CommScope, Inc.*	790	8,974
Semtech Corp.*	660	8,811
Integrated Device Technology, Inc.*	1,790	8,145
ValueClick, Inc.*	940	7,999
Fair Isaac Corp.	530	7,457
ACI Worldwide, Inc.*	380	7,125
Vishay Intertechnology, Inc.*	2,030	7,064
Gartner, Inc. — Class A*	640	7,046
SRA International, Inc. — Class A*	460	6,762
Plantronics, Inc.	530	6,397
Avocent Corp.*	500	6,070
Advent Software, Inc.*	180	5,996
Acxiom Corp.	740	5,476
Fairchild Semiconductor International, Inc.*	1,350	5,036
Wind River Systems, Inc.*	740	4,736
ADC Telecommunications, Inc.*	1,050	4,610
Mentor Graphics Corp.*	1,010	4,484
RF Micro Devices, Inc.*	2,870	3,817
Imation Corp.	330	2,525

Total Information Technology		950,913

HEALTH CARE 5.5%
Vertex Pharmaceuticals, Inc.*	1,880	54,012
Henry Schein, Inc.*	970	38,810
Edwards Lifesciences Corp.*	610	36,984
Hologic, Inc.*	2,790	36,521
Beckman Coulter, Inc.	690	35,197
Cerner Corp.*	740	32,538
Pharmaceutical Product Development, Inc.	1,280	30,362
ResMed, Inc.*	830	29,332
Omnicare, Inc.	1,140	27,919
Gen-Probe, Inc.*	570	25,981
Covance, Inc.*	690	24,585
OSI Pharmaceuticals, Inc.*	630	24,104
Endo Pharmaceuticals Holdings, Inc.*	1,270	22,454
Techne Corp.	410	22,431
IDEXX Laboratories, Inc.*	640	22,131
Perrigo Co.	850	21,105
VCA Antech, Inc.*	920	20,746
Universal Health Services, Inc. — Class B	540	20,704
Charles River Laboratories
International, Inc.*	730	19,863

74	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
     MID-CAP 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Immucor, Inc.*	770	$19,365
Lincare Holdings, Inc.*	810	17,658
Sepracor, Inc.*	1,190	17,445
Teleflex, Inc.	430	16,809
United Therapeutics Corp.*	250	16,523
Health Net, Inc.*	1,130	16,362
Valeant Pharmaceuticals International*	900	16,011
Thoratec Corp.*	610	15,671
Masimo Corp.*	530	15,359
Community Health Systems, Inc.*	1,000	15,340
Owens & Minor, Inc.	450	14,909
Steris Corp.	640	14,899
Bio-Rad Laboratories, Inc. — Class A*	210	13,839
Kinetic Concepts, Inc.*	600	12,672
LifePoint Hospitals, Inc.*	570	11,890
Psychiatric Solutions, Inc.*	610	9,595
Medicis Pharmaceutical Corp. — Class A	620	7,669
Varian, Inc.*	320	7,597
Health Management Associates, Inc. — Class A*	2,690	6,940
Hill-Rom Holdings, Inc.	680	6,725
WellCare Health Plans, Inc.*	460	5,175
Kindred Healthcare, Inc.*	330	4,934
Affymetrix, Inc.*	770	2,518

Total Health Care		831,684

MATERIALS 3.0%
Martin Marietta Materials, Inc.	450	35,685
FMC Corp.	790	34,081
Terra Industries, Inc.	1,090	30,618
Airgas, Inc.	890	30,091
Lubrizol Corp.	740	25,167
AptarGroup, Inc.	740	23,044
Sonoco Products Co.	1,090	22,868
Cliffs Natural Resources Inc.	1,240	22,518
Albemarle Corp.	1,000	21,770
Valspar Corp.	1,090	21,767
Reliance Steel & Aluminum Co.	690	18,168
RPM International, Inc.	1,400	17,822
Scotts Miracle-Gro Co. — Class A	480	16,656
Steel Dynamics, Inc.	1,760	15,506
Packaging Corporation of America	1,120	14,582
Commercial Metals Co.	1,220	14,091
Sensient Technologies Corp.	530	12,455
Greif, Inc. — Class A	370	12,317
Olin Corp.	840	11,987
Cytec Industries, Inc.	510	7,660
Cabot Corp.	710	7,462
Ashland, Inc.	720	7,438
Carpenter Technology Corp.	480	6,778
Minerals Technologies, Inc.	200	6,410

		MARKET
	SHARES	VALUE

Temple-Inland, Inc.	1,160	$6,229
Worthington Industries, Inc.	650	5,661
Louisiana-Pacific Corp.	990	2,208

Total Materials		451,039

UTILITIES 3.0%
NSTAR	1,160	36,981
MDU Resources Group, Inc.	2,000	32,280
Alliant Energy Corp.	1,200	29,628
Aqua America, Inc.	1,480	29,600
DPL, Inc.	1,260	28,400
UGI Corp.	1,180	27,860
National Fuel Gas Co.	870	26,683
Oneok, Inc.	1,150	26,024
OGE Energy Corp.	1,030	24,535
NV Energy, Inc.	2,550	23,945
Energen Corp.	780	22,721
AGL Resources, Inc.	840	22,285
Westar Energy, Inc.	1,180	20,685
Vectren Corp.	880	18,559
WGL Holdings, Inc.	550	18,040
Great Plains Energy, Inc.	1,300	17,511
Hawaiian Electric Industries, Inc.	990	13,603
IDACORP, Inc.	510	11,914
PNM Resources, Inc.	940	7,764
Black Hills Corp.	420	7,514

Total Utilities		446,532

ENERGY 2.9%
FMC Technologies, Inc.*	1,370	42,977
Denbury Resources, Inc.*	2,710	40,271
Pride International, Inc.*	1,890	33,982
Newfield Exploration Co.*	1,450	32,915
Helmerich & Payne, Inc.	1,150	26,186
Oceaneering International, Inc.*	600	22,122
Arch Coal, Inc.	1,560	20,857
Tidewater, Inc.	560	20,793
Southern Union Co.	1,350	20,547
Plains Exploration & Production Co.*	1,170	20,159
Cimarex Energy Co.	910	16,726
Comstock Resources, Inc.*	510	15,198
Patterson-UTI Energy, Inc.	1,670	14,963
Frontier Oil Corp.	1,130	14,453
Forest Oil Corp.*	1,060	13,939
Encore Acquisition Co.*	560	13,031
Superior Energy Services*	850	10,957
Exterran Holdings, Inc.*	670	10,733
Unit Corp.*	510	10,669
Bill Barrett Corp.*	400	8,896
Mariner Energy, Inc.*	980	7,595
Quicksilver Resources, Inc.*	1,230	6,814
Overseas Shipholding Group,Inc.	260	5,894
Helix Energy Solutions Group, Inc.*	1,070	5,500
Patriot Coal Corp.*	700	2,597

Total Energy		438,774

See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	75

SCHEDULE OF INVESTMENTS (concluded)
March 31, 2009
     MID-CAP 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

CONSUMER STAPLES 1.8%
Church & Dwight Company, Inc.	760	$39,695
Ralcorp Holdings, Inc.*	620	33,406
Energizer Holdings, Inc.*	640	31,802
Hansen Natural Corp.*	790	28,440
Alberto-Culver Co.	930	21,027
BJ’s Wholesale Club, Inc.*	640	20,474
Flowers Foods, Inc.	860	20,193
Corn Products International, Inc.	810	17,172
Smithfield Foods, Inc.*	1,290	12,203
PepsiAmericas, Inc.	620	10,695
Ruddick Corp.	430	9,653
Lancaster Colony Corp.	220	9,126
NBTY, Inc.*	600	8,448
Universal Corp.	270	8,078
Tootsie Roll Industries, Inc.	291	6,318

Total Consumer Staples		276,730

TELECOMMUNICATION SERVICES 0.3%
Telephone & Data Systems, Inc.	1,100	29,161
Syniverse Holdings, Inc.*	570	8,983
Cincinnati Bell, Inc.*	2,480	5,704

Total Telecommunication Services		43,848

Total Common Stocks (Cost $8,324,155)		6,600,454

WARRANTS 0.0%
CONSUMER DISCRETIONARY 0.0%
Krispy Kreme Doughnuts, Inc.*
$12.21, 03/02/12	510	5

Total Consumer Discretionary		5

Total Warrants (Cost $—)		5

	FACE
	AMOUNT
REPURCHASE AGREEMENTS† 26.9%
Credit Suisse Group issued 03/31/09 at 0.15% due 04/01/09	$2,910,414	2,910,414
Mizuho Financial Group, Inc. issued 03/31/09 at 0.16% due 04/01/09	1,073,577	1,073,577
Morgan Stanley issued 03/31/09 at 0.05% due 04/01/09	73,856	73,856

Total Repurchase Agreements (Cost $4,057,847)		4,057,847

Total Investments 70.6% (Cost $12,382,002)		$10,658,306

Other Assets in Excess of Liabilities – 29.4%		$4,438,896

Net Assets – 100.0%		$15,097,202

		UNREALIZED
	CONTRACTS	Gain (Loss)

FUTURES CONTRACTS PURCHASED
June 2009 S&P MidCap 400 Index
Mini Futures Contracts (Aggregate Market Value of Contracts $6,748,450)	139	$89,938

	UNITS
EQUITY INDEX SWAP AGREEMENTS
Goldman Sachs International April 2009 S&P MidCap 400 Index Swap, Terminating 04/06/09** (Notional Market Value
$2,995,055)	6,125	$354,176
Credit Suisse Capital, LLC June 2009 S&P MidCap 400 Index Swap, Terminating 06/26/09** (Notional Market Value
$6,332,555)	12,950	(17,902)

(Total Notional Market Value $9,327,610)		$336,274

*	Non-Income Producing Security.

**	Total Return based on S&P MidCap 400 Index +/- financing at a variable rate.

†	Repurchase Agreements — See Note 6.
76	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
March 31, 2009
     INVERSE MID-CAP STRATEGY FUND

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENTS† 89.8%
Credit Suisse Group issued 03/31/09 at 0.15% due 04/01/09	$5,234,793	$5,234,793
Mizuho Financial Group, Inc. issued 03/31/09 at 0.16% due 04/01/09	1,930,981	1,930,981
Morgan Stanley issued 03/31/09 at 0.05% due 04/01/09	132,839	132,839

Total Repurchase Agreements (Cost $7,298,613)		7,298,613

Total Investments 89.8% (Cost $7,298,613)		$7,298,613

Other Assets in Excess of Liabilities – 10.2%		$830,151

Net Assets – 100.0%		$8,128,764

		Unrealized
	Contracts	Gain (Loss)

FUTURES CONTRACTS SOLD SHORT
June 2009 S&P MidCap 400 Index Mini Futures Contracts (Aggregate Market Value of Contracts $825,350)	17	$(9,751)

	UNITS
EQUITY INDEX SWAP AGREEMENTS
SOLD SHORT
Credit Suisse Capital, LLC June 2009 S&P MidCap 400 Index Swap, Terminating 06/26/09* (Notional Market Value
$4,089,869)	8,364	$23,516
Goldman Sachs International April 2009 MidCap 400 Index Swap, Terminating 04/06/09* (Notional Market Value $3,199,648)	6,543	(347,272)

(Total Notional Market Value $7,289,517)		$(323,756)

*	Total Return based on S&P MidCap 400 Index +/- financing at a variable rate.

†	Repurchase Agreements — See Note 6.
See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	77

SCHEDULE OF INVESTMENTS
March 31, 2009
      RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 63.2%

FINANCIALS 13.1%
Aspen Insurance Holdings Ltd.	1,530	$34,364
Realty Income Corp.	1,822	34,290
Senior Housing Properties Trust	2,047	28,699
Validus Holdings Ltd.	1,155	27,350
ProAssurance Corp.*	568	26,480
FirstMerit Corp.	1,450	26,390
Knight Capital Group, Inc. — Class A*	1,685	24,837
Platinum Underwriters Holdings Ltd.	875	24,815
Highwoods Properties, Inc.	1,136	24,333
Westamerica Bancorporation	523	23,828
MFA Mortgage Investments,
Inc.	3,955	23,255
UMB Financial Corp.	546	23,200
Greenhill & Company, Inc.	314	23,189
First Niagara Financial Group, Inc.	2,125	23,162
NewAlliance Bancshares, Inc.	1,949	22,881
IPC Holdings Ltd.	843	22,795
National Retail Properties, Inc.	1,410	22,334
Montpelier Re Holdings Ltd.	1,670	21,643
Omega Healthcare Investors, Inc.	1,473	20,740
Stifel Financial Corp.*	460	19,923
Prosperity Bancshares, Inc.	700	19,145
Corporate Office Properties Trust SBI	750	18,622
Signature Bank*	630	17,785
First Financial Bankshares, Inc.	365	17,582
Max Capital Group Ltd.	1,010	17,412
Tanger Factory Outlet Centers, Inc.	555	17,127
Glacier Bancorp, Inc.	1,090	17,124
Home Properties, Inc.	555	17,011
Argo Group International Holdings Ltd.*	550	16,571
Trustmark Corp.	890	16,358
RLI Corp.	325	16,315
Washington Real Estate Investment Trust	942	16,297
Zenith National Insurance Corp.	670	16,154
Potlatch Corp.	695	16,117
Tower Group, Inc.	641	15,788
Redwood Trust, Inc.	1,025	15,734
Mid-America Apartment Communities, Inc.	510	15,723
Healthcare Realty Trust, Inc.	1,046	15,680
Odyssey Re Holdings Corp.	385	14,603
Hancock Holding Co.	460	14,389
Susquehanna Bancshares, Inc.	1,538	14,350
Equity Lifestyle Properties, Inc.	363	13,830

		MARKET
	SHARES	VALUE

PHH Corp.*	970	$13,628
First Commonwealth Financial Corp.	1,513	13,420
Old National Bancorp	1,190	13,292
American Campus Communities, Inc.	758	13,159
Franklin Street Properties Corp., Inc.	1,046	12,866
IBERIABANK Corp.	278	12,771
Eastgroup Properties, Inc.	449	12,603
NBT Bancorp, Inc.	580	12,551
Capstead Mortgage Corp.	1,120	12,029
National Penn Bancshares, Inc.	1,429	11,861
FNB Corp.	1,540	11,812
Selective Insurance Group, Inc.	960	11,674
United Bankshares, Inc.	675	11,637
Interactive Brokers Group, Inc. — Class A*	720	11,614
Provident Financial Services, Inc.	1,065	11,513
Park National Corp.	200	11,150
Navigators Group, Inc.*	230	10,851
WesBanco, Inc.	475	10,844
SVB Financial Group*	540	10,805
Anworth Mortgage Asset Corp.	1,756	10,764
National Health Investors, Inc.	395	10,614
Investors Real Estate Trust	1,030	10,156
Seaboard Corp.	10	10,100
Delphi Financial Group, Inc. — Class A	740	9,960
Brookline Bancorp, Inc.	1,040	9,880
Pinnacle Financial Partners, Inc.*	415	9,840
Community Bank System, Inc.	585	9,799
BioMed Realty Trust, Inc.	1,443	9,769
DCT Industrial Trust, Inc.	3,075	9,748
Umpqua Holding Corp.	1,075	9,739
PS Business Parks, Inc.	264	9,728
KBW, Inc.*	474	9,646
Financial Federal Corp.	450	9,531
Ezcorp, Inc. — Class A*	800	9,256
Entertainment Properties Trust	586	9,235
Cathay General Bancorp	885	9,231
Hilltop Holdings, Inc.*	796	9,074
S&T Bancorp, Inc.	425	9,014
Apollo Investment Corp.	2,545	8,857
United Fire & Casualty Co.	400	8,784
Piper Jaffray Companies, Inc.*	340	8,769
Safety Insurance Group, Inc.	280	8,702
optionsXpress Holdings, Inc.	763	8,675
Chemical Financial Corp.	415	8,636
Pico Holdings, Inc.*	286	8,600
Infinity Property & Casualty Corp.	253	8,584
Sterling Bancshares, Inc.	1,305	8,535
Employers Holdings, Inc.	890	8,491
MB Financial Corp.	620	8,432

78	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
      RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Extra Space Storage, Inc.	1,530	$8,430
Ares Capital Corp.	1,740	8,422
Greenlight Capital Re Ltd. — Class A*	520	8,304
TrustCo Bank Corp.	1,355	8,157
Cash America International, Inc.	520	8,143
Chimera Investment Corp.	2,398	8,057
thinkorswim Group, Inc.*	930	8,035
City Holding Co.	294	8,023
Post Properties, Inc.	785	7,960
CVB Financial Corp.	1,190	7,890
Bank Mutual Corp.	868	7,864
Sovran Self Storage, Inc.	390	7,831
First Midwest Bancorp, Inc.	865	7,430
Harleysville Group, Inc.	230	7,316
Inland Real Estate Corp.	1,030	7,303
Ocwen Financial Corp.*	635	7,258
Portfolio Recovery Associates, Inc.*	270	7,247
First Financial Corp.	196	7,232
LTC Properties, Inc.	412	7,226
International Bancshares Corp.	915	7,137
Community Trust Bancorp, Inc.	264	7,062
eHealth, Inc.*	435	6,964
Equity One, Inc.	566	6,900
DiamondRock Hospitality Co.	1,700	6,817
SWS Group, Inc.	435	6,756
Hatteras Financial Corp.	270	6,747
Assured Guaranty Ltd.	996	6,743
Investors Bancorp, Inc.*	780	6,607
First Financial Bancorp	665	6,337
PacWest Bancorp	440	6,305
Simmons First National Corp.	247	6,222
Provident New York Bancorp	720	6,156
Universal Health Realty Income Trust	210	6,138
Acadia Realty Trust	575	6,101
Meadowbrook Insurance Group, Inc.	996	6,076
Stewart Information Services Corp.	310	6,045
TowneBank	370	6,042
Horace Mann Educators Corp.	715	5,985
SY Bancorp, Inc.	237	5,759
American Physicians Capital, Inc.	140	5,729
Beneficial Mutual Bancorp, Inc.*	575	5,664
PrivateBancorp, Inc.	390	5,639
Texas Capital Bancshares, Inc.*	500	5,630
Pacific Capital Bancorp	830	5,619
Getty Realty Corp.	306	5,615
Riskmetrics Group, Inc.*	388	5,545
CNA Surety Corp.*	298	5,495
First Bancorp Puerto Rico	1,280	5,453
First Cash Financial Services, Inc.*	360	5,371

		MARKET
	SHARES	VALUE

East-West Bancorp, Inc.	1,135	$5,187
Northwest Bancorp, Inc.	306	5,171
Wintrust Financial Corp.	420	5,166
Medical Properties Trust Inc.	1,415	5,165
Amerisafe, Inc.*	335	5,132
Alexander’s, Inc.	30	5,111
Enstar Group*	90	5,069
Berkshire Hills Bancorp, Inc.	220	5,042
FPIC Insurance Group, Inc.*	136	5,036
Cousins Properties, Inc.	775	4,991
Bank of the Ozarks, Inc.	216	4,985
Urstadt Biddle Properties, Inc.	370	4,965
Westfield Financial, Inc.	560	4,928
World Acceptance Corp.*	285	4,873
Forestar Real Estate Group, Inc.*	635	4,858
Citizens, Inc.*	665	4,835
StellarOne Corp.	405	4,824
1st Source Corp.	264	4,765
Bancfirst Corp.	130	4,732
Renasant Corp.	374	4,697
Home Bancshares, Inc.	233	4,653
Banco Latinoamericano de Exportaciones SA	490	4,591
Harleysville National Corp.	755	4,575
National Western Life Insurance Co. — Class A	40	4,520
Prospect Capital Corp.	530	4,516
Danvers Bancorp, Inc.	323	4,461
State Auto Financial Corp.	246	4,330
Tompkins Financial Corp.	100	4,300
Suffolk Bancorp	165	4,288
Independent Bank Corp.	290	4,277
Flagstone Reinsurance Holdings	540	4,207
Triko Bancshares	251	4,202
LaSalle Hotel Properties	715	4,176
Lakeland Financial Corp.	216	4,145
Tejon Ranch Co.*	200	4,134
Provident Bankshares Corp.	585	4,124
SCBT Financial Corp.	197	4,117
Southside Bancshares, Inc.	217	4,101
First Merchants Corp.	380	4,100
MarketAxess Holdings, Inc.*	536	4,095
GAMCO Investors, Inc. — Class A	125	4,081
American Equity Investment Life Holding Co.	980	4,077
Ambac Financial Group, Inc.	5,151	4,018
Dollar Financial Corp.*	421	4,008
SeaBright Insurance Holdings, Inc.*	380	3,975
Univest Corp. of Pennsylvania	226	3,955
United Financial Bancorp, Inc.	300	3,927
Maiden Holdings Ltd.	876	3,916
Washington Trust Bancorp, Inc.	240	3,900

See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	79

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
      RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Dime Community Bancshares	415	$3,893
Northfield Bancorp, Inc.	350	3,825
Capital Southwest Corp.	50	3,819
GFI Group, Inc.	1,185	3,804
TradeStation Group, Inc.*	565	3,729
Compass Diversified Trust	415	3,702
Arrow Financial Corp.	156	3,696
First Mercury Financial Corp.*	255	3,682
ESSA Bancorp, Inc.	275	3,660
Abington Bancorp, Inc.	440	3,643
MVC Capital, Inc.	425	3,574
First Potomac Realty Trust	486	3,572
Saul Centers, Inc.	155	3,560
Citizens Banking Corp.*	2,259	3,501
First Busey Corp.	450	3,492
BankFinancial Corp.	350	3,489
LaBranche & Company, Inc.*	922	3,448
Boston Private Financial Holdings, Inc.	978	3,433
Sun Communities, Inc.	290	3,431
Lexington Realty Trust	1,432	3,408
Cohen & Steers, Inc.	303	3,381
Westwood Holdings Group, Inc.	85	3,323
Kearny Financial Corp.	316	3,312
Union Bankshares Corp.	238	3,296
Colonial BancGroup, Inc.	3,620	3,258
Sandy Spring Bancorp, Inc.	290	3,236
Donegal Group, Inc. — Class A	210	3,228
Colonial Properties Trust	845	3,219
Camden National Corp.	140	3,199
First Financial Northwest, Inc.	380	3,169
Sterling Bancorp	320	3,168
American Capital Agency Corp.	184	3,148
UCBH Holdings, Inc.	2,080	3,141
Oritani Financial Corp.*	223	3,122
Heartland Financial USA, Inc.	230	3,114
United Community Banks, Inc.	739	3,076
Presidential Life Corp.	390	3,038
First Bancorp	251	3,004
Citizens & Northern Corp.	161	2,977
Consolidated-Tomoka Land Co.	100	2,970
Hercules Technology Growth Capital, Inc.	586	2,930
Republic Bancorp, Inc.	156	2,913
MainSource Financial Group, Inc.	360	2,894
Central Pacific Financial Corp.	516	2,890
Lakeland Bancorp, Inc.	355	2,851
Crawford & Co. — Class B*	421	2,829
Evercore Partners, Inc. — Class A	180	2,781
Parkway Properties, Inc.	270	2,781
Baldwind & Lyons, Inc. — Class B	145	2,743
Nelnet, Inc. — Class A*	305	2,696

		MARKET
	SHARES	VALUE

Amtrust Financial Services, Inc.	280	$2,674
Peapack Gladstone Financial Corp.	145	2,614
Radian Group, Inc.	1,435	2,612
Sunstone Hotel Investors, Inc.	958	2,520
Kansas City Life Insurance Co.	70	2,509
WSFS Financial Corp.	110	2,460
Credit Acceptance Corp.*	114	2,450
Shore Bancshares, Inc.	146	2,445
Cardinal Financial Corp.	424	2,434
Capital City Bank Group, Inc.	210	2,407
ViewPoint Financial Group	200	2,406
Ashford Hospitality Trust, Inc.	1,560	2,402
Phoenix Companies, Inc.	2,045	2,393
Southwest Bancorp, Inc.	255	2,392
Gladstone Capital Corp.	382	2,391
First Bancorp, Inc.	150	2,379
PMA Capital Corp.*	566	2,360
Monmouth Real Estate Investment Corp. — Class A	350	2,313
NorthStar Realty Finance Corp.	995	2,308
West Bancorporation, Inc.	306	2,280
Peoples Bancorp, Inc.	175	2,271
Flushing Financial Corp.	375	2,257
Mission West Properties	350	2,240
Pennsylvania Real Estate Investment Trust	628	2,229
National Financial Partners Corp.	695	2,224
Agree Realty Corp.	140	2,197
Pacific Continental Corp.	186	2,165
American Safety Insurance Holdings Ltd.*	186	2,141
Life Partners Holdings, Inc.	125	2,132
Oriental Financial Group	425	2,074
Columbia Banking Systems, Inc.	317	2,029
Green Bankshares, Inc.	230	2,024
EMC Insurance Group, Inc.	96	2,023
Bryn Mawr Bank Corp.	120	2,022
Smithtown Bancorp, Inc.	175	1,974
State Bancorp, Inc.	254	1,956
Enterprise Financial Services Corp.	200	1,952
Penson Worldwide Company, Inc.*	303	1,948
First Community Bancshares, Inc.	166	1,937
BancTrust Financial Group, Inc.	305	1,931
First Industrial Realty Trust, Inc.	786	1,926
Sterling Savings Bank	930	1,925
NGP Capital Resources Co.	386	1,918
Clifton Savings Bancorp, Inc.	190	1,900
Medallion Financial Corp.	256	1,897
Roma Financial Corp.	146	1,891
National Interstate Corp.	110	1,860

80	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
      RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Ames National Corp.	106	$1,812
Wilshire Bancorp, Inc.	350	1,806
U-Store-It Trust	885	1,788
Western Alliance Bancorp, Inc.*	392	1,788
CoBiz Financial, Inc.	340	1,785
Ramco-Gershenson Properties Trust	276	1,780
Education Realty Trust, Inc.	510	1,780
MCG Capital Corp.	1,355	1,734
Calamos Asset Management, Inc. — Class A	360	1,732
Farmers Capital Bank Corp.	110	1,724
Centerstate Banks of Florida, Inc.	155	1,707
Guaranty Financial Group, Inc.*	1,607	1,687
Harris & Harris Group, Inc.*	455	1,683
Kayne Anderson Energy Development Co.	180	1,681
South Financial Group, Inc.	1,510	1,661
Pennsylvania Commerce Bancorp, Inc.*	90	1,656
Oceanfirst Financial Corp.	161	1,645
Guaranty Bancorp*	938	1,642
Meridian Interstate Bancorp, Inc.*	194	1,633
Hersha Hospitality Trust	850	1,615
First Marblehead Corp.*	1,235	1,593
First Financial Holdings, Inc.	207	1,584
CapLease, Inc.	800	1,576
Yadkin Valley Financial Corp.	210	1,565
Old Second Bancorp, Inc.	240	1,524
Financial Institutions, Inc.	200	1,524
FelCor Lodging Trust, Inc.	1,120	1,523
FBR Capital Markets Corp.*	458	1,507
Avatar Holdings Inc.*	100	1,498
Broadpoint Securities Group, Inc.*	453	1,495
NASB Financial, Inc.	60	1,495
Associated Estates Realty Corp.	263	1,494
Gladstone Investment Corp.	390	1,490
Premierwest Bancorp	362	1,456
First South Bancorp, Inc.	136	1,444
PennantPark Investment Corp.	380	1,425
Fifth Street Finance Corp.	184	1,424
DuPont Fabros Technology, Inc.	205	1,410
Asset Acceptance Capital Corp.*	264	1,402
Epoch Holding Corp.	203	1,395
Winthrop Realty Trust	200	1,382
Diamond Hill Investment Group, Inc.*	35	1,376
RAIT Financial Trust	1,110	1,354
Sun Bancorp, Inc.*	260	1,349
Sanders Morris Harris Group Inc.	346	1,349

		MARKET
	SHARES	VALUE

United America Indemnity Ltd. — Class A*	330	$1,327
BGC Partners, Inc. — Class A	598	1,322
Rockville Financial, Inc.	145	1,320
Care Investment Trust, Inc.	240	1,310
Advance America Cash Advance Centers, Inc.	750	1,268
Sierra Bancorp	130	1,265
Thomas Weisel Partners Group, Inc.*	350	1,253
Cedar Shopping Centers, Inc.	690	1,201
Nara Bancorp, Inc.	400	1,176
Resource Capital Corp.	380	1,155
Ameris Bancorp	240	1,130
Cogdell Spencer, Inc.	220	1,122
US Global Investors, Inc. — Class A	230	1,120
Encore Capital Group, Inc.*	244	1,105
United Security Bancshares	146	1,075
Capitol Bancorp, Ltd.	253	1,050
Fox Chase Bancorp, Inc.*	110	1,040
Kite Realty Group Trust	417	1,022
Ladenburg Thalmann Financial Services, Inc.*	1,921	1,018
Home Federal Bancorp, Inc.	116	1,013
NewStar Financial, Inc.*	430	998
First Place Financial Corp.	296	995
Heritage Commerce Corp.	186	977
NYMAGIC, Inc.	80	976
FBL Financial Group, Inc. — Class A	232	963
BlackRock Kelso Capital Corp.	226	947
Glimcher Realty Trust	675	945
Encore Bancshares, Inc.*	106	940
FCStone Group, Inc.*	410	935
Frontier Financial Corp.	841	925
Strategic Hotels & Resorts, Inc.	1,340	925
Kohlberg Capital Corp.	300	918
The PMI Group, Inc.	1,460	905
Hanmi Financial Corp.	670	871
City Bank	244	805
Flagstar Bancorp, Inc.*	1,070	803
Seacoast Banking Corporation of Florida	260	788
Banner Corp.	260	757
First Acceptance Corp.*	304	736
Hallmark Financial Services, Inc.*	106	735
Gramercy Capital Corp.	750	728
CompuCredit Corp.*	290	711
Resource America, Inc. — Class A	175	698
Integra Bank Corp.	365	690
Patriot Capital Funding, Inc.	372	681
Stratus Properties, Inc.*	110	666

See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	81

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
      RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

International Assets Holding Corp.*	65	$662
Brooklyn Federal Bancorp, Inc.	60	662
Virtus Investment Partners, Inc.*	101	658
Cascade Bancorp.	400	652
Primus Guaranty Ltd.*	410	644
Maui Land & Pineapple Company, Inc.*	75	637
Santander BanCorp	80	630
West Coast Bancorp	278	617
Newcastle Investment Corp.	945	614
Ampal American Israel — Class A*	350	599
United Community Financial Corp.	482	583
Independence Holding Co.	116	581
Amcore Financial, Inc.	360	576
Friedman Billings Ramsey Group, Inc. — Class A*	2,646	529
Thomas Properties Group, Inc.	425	502
Maguire Properties, Inc.*	685	493
One Liberty Properties, Inc.	136	479
Advanta Corp.	688	454
Anchor BanCorp Wisconsin, Inc.	336	454
Federal Agricultural Mortgage Corp.	155	415
Cardtronics, Inc.*	230	407
Midwest Banc Holdings, Inc.	400	404
Grubb & Ellis Co.	620	391
W Holding Company, Inc.	40	364
Anthracite Capital, Inc.	1,046	356
Capital Trust, Inc. — Class A	294	323
Waterstone Financial, Inc.*	120	245
Pzena Investment Management, Inc. — Class A	100	191
Corus Bankshares, Inc.*	683	184
Doral Financial Corp.*	100	180
Arbor Realty Trust, Inc.	246	177
Meruelo Maddux Properties, Inc.*	765	56
FX Real Estate and Entertainment, Inc.*	185	30

Total Financials		2,321,414

INFORMATION TECHNOLOGY 11.6%
Sybase, Inc.*	1,420	43,012
Micros Systems, Inc.*	1,460	27,375
Macrovision Solutions Corp.*	1,475	26,240
PMC — Sierra, Inc.*	3,921	25,016
Solera Holdings, Inc.*	981	24,309
Polycom, Inc.*	1,565	24,085
Skyworks Solutions, Inc.*	2,916	23,503
3Com Corp.*	7,222	22,316
Jack Henry & Associates, Inc.	1,335	21,787
VistaPrint Ltd.*	785	21,580

		MARKET
	SHARES	VALUE

Informatica Corp.*	1,585	$21,017
InterDigital, Inc.*	810	20,914
Parametric Technology Corp.*	2,070	20,659
Perot Systems Corp. — Class A*	1,550	19,964
Digital River, Inc.*	661	19,711
CACI International, Inc. — Class A*	540	19,705
TIBCO Software, Inc.*	3,136	18,408
Cybersource Corp.*	1,235	18,290
Blackboard, Inc.*	546	17,330
j2 Global Communications, Inc.*	786	17,206
Anixter International, Inc.*	540	17,107
Microsemi Corp.*	1,470	17,052
Palm, Inc.*	1,915	16,507
ADTRAN, Inc.	1,008	16,340
Arris Group, Inc.*	2,201	16,221
Synaptics, Inc.*	600	16,056
Formfactor, Inc.*	878	15,822
Tekelec*	1,170	15,479
Atheros Communications, Inc.*	1,055	15,466
Quest Software, Inc.*	1,180	14,962
Mantech International Corp. — Class A*	355	14,874
Semtech Corp.*	1,110	14,818
Concur Technologies, Inc.*	771	14,795
Omniture, Inc.*	1,120	14,773
Quality Systems, Inc.	305	13,801
Benchmark Electronics, Inc.*	1,210	13,552
Net 1 UEPS Technologies, Inc.*	880	13,385
Ariba, Inc.*	1,530	13,357
ValueClick, Inc.*	1,550	13,190
Riverbed Technology, Inc.*	1,005	13,145
MKS Instruments, Inc.*	887	13,012
EarthLink, Inc.*	1,970	12,943
TiVo, Inc.*	1,825	12,848
Progress Software Corp.*	735	12,760
Wright Express Corp.*	700	12,754
MAXIMUS, Inc.	316	12,596
Infinera Corp.*	1,660	12,284
Fair Isaac Corp.	855	12,030
Cymer, Inc.*	535	11,909
Gartner, Inc. — Class A*	1,062	11,693
Tessera Technologies, Inc.*	865	11,565
Take-Two Interactive Software, Inc.	1,380	11,523
ACI Worldwide, Inc.*	613	11,494
Intermec, Inc.*	1,095	11,388
EPIQ Systems, Inc.*	625	11,269
Euronet Worldwide, Inc.*	851	11,114
SRA International, Inc. — Class A*	753	11,069
Harmonic, Inc.*	1,685	10,952
Hittite Microwave Corp.*	350	10,920
Plantronics, Inc.	875	10,561

82	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
     RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

AsiaInfo Holdings, Inc.*	620	$10,447
Comtech Telecommunications Corp.*	421	10,428
FEI Co.*	646	9,968
Advent Software, Inc.*	298	9,926
Tyler Technologies, Inc.*	675	9,875
Plexus Corp.*	710	9,812
Cabot Microelectronics Corp.*	405	9,732
Avocent Corp.*	800	9,712
Websense, Inc.*	806	9,672
ViaSat, Inc.*	450	9,369
DealerTrack Holdings, Inc.*	712	9,327
Electronics for Imaging, Inc.*	950	9,310
Cognex Corp.	697	9,305
Blackbaud, Inc.	800	9,288
SPSS, Inc.*	323	9,183
Sycamore Networks, Inc.*	3,431	9,161
CSG Systems International, Inc.*	630	8,996
Lawson Software, Inc.*	2,115	8,989
ATMI, Inc.*	580	8,949
Cogent, Inc.*	736	8,758
Scansource, Inc.*	466	8,658
Power Integrations, Inc.	500	8,600
MercadoLibre, Inc.*	460	8,533
Netlogic Microsystems, Inc.*	310	8,519
Rofin-Sinar Technologies, Inc.*	528	8,511
Commvault Systems, Inc.*	770	8,447
Starent Networks Corp.*	528	8,348
VeriFone Holdings, Inc.*	1,225	8,330
Acxiom Corp.	1,095	8,103
Zoran Corp.*	916	8,061
Wind River Systems, Inc.*	1,220	7,808
DTS, Inc. — Class A*	321	7,723
Emulex Corp.*	1,510	7,595
Netgear, Inc.*	630	7,591
Manhattan Associates, Inc.*	438	7,586
Data Domain, Inc.*	589	7,404
Monolithic Power Systems, Inc.*	474	7,347
Standard Microsystems Corp.*	395	7,347
Ultimate Software Group, Inc.*	425	7,335
Coherent, Inc.*	420	7,245
Mentor Graphics Corp.*	1,630	7,237
Neutral Tandem, Inc.*	294	7,235
Black Box Corp.	305	7,201
Blue Coat Systems, Inc.*	594	7,134
Teletech Holdings, Inc.*	652	7,100
Sapient Corp.*	1,575	7,040
MTS Systems Corp.	308	7,007
L-1 Identity Solutions, Inc.*	1,288	6,582
Triquint Semiconductor, Inc.*	2,571	6,350
Checkpoint Systems, Inc.*	705	6,324
Park Electrochemical Corp.	365	6,307
RF Micro Devices, Inc.*	4,715	6,271
Cavium Networks, Inc.*	538	6,209

		MARKET
	SHARES	VALUE

OmniVision Technologies, Inc.*	915	$6,149
United Online, Inc.	1,375	6,132
DG FastChannel, Inc.*	323	6,063
Rogers Corp.*	320	6,042
SYNNEX Corp.*	306	6,019
Sigma Designs, Inc.*	475	5,909
Art Technology Group, Inc.*	2,311	5,893
Sonus Networks, Inc.*	3,655	5,738
Micrel, Inc.	815	5,738
Bankrate, Inc.*	228	5,689
Applied Micro Circuits Corp.*	1,160	5,638
Forrester Research, Inc.*	267	5,490
TeleCommunication Systems, Inc. — Class A*	598	5,484
Diodes, Inc.*	516	5,475
GSI Commerce, Inc.*	415	5,436
Taleo Corp.*	458	5,414
MicroStrategy, Inc. — Class A*	156	5,334
JDA Software Group, Inc.*	460	5,313
Amkor Technology, Inc.*	1,960	5,253
Brooks Automation, Inc.*	1,136	5,237
Adaptec, Inc.*	2,165	5,196
Ultratech, Inc.*	405	5,058
Constant Contact, Inc.*	358	5,008
Avid Technology, Inc.*	540	4,936
EMS Technologies, Inc.*	280	4,889
Netezza Corp.*	700	4,760
Syntel, Inc.	231	4,754
Universal Display Corp.*	516	4,732
Pegasystems, Inc.	253	4,698
Supertex, Inc.*	200	4,620
Actel Corp.*	452	4,574
MSC.Software Corp.*	811	4,574
Synchronoss Technologies, Inc.*	373	4,573
TTM Technologies, Inc.*	770	4,466
Loral Space & Communications, Inc.*	207	4,422
Cirrus Logic, Inc.*	1,160	4,362
OSI SYSTEMS INC*	283	4,319
Echelon Corp.*	533	4,312
S1 Corp.*	837	4,311
Advanced Energy Industries, Inc.*	570	4,292
Littelfuse, Inc.*	390	4,286
SonicWALL, Inc.*	955	4,259
Exar Corp.*	665	4,150
The Knot, Inc.*	506	4,149
SAVVIS, Inc.*	670	4,147
Imation Corp.	540	4,131
STEC, Inc.*	550	4,053
Epicor Software Corp.*	1,055	4,020
Faro Technologies, Inc.*	298	4,005
Ixia*	760	3,929
comScore, Inc.*	320	3,869

See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	83

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
      RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

BigBand Networks, Inc.*	586	$3,838
Brightpoint, Inc.*	890	3,809
Veeco Instruments, Inc.*	568	3,789
Vocus, Inc.*	285	3,788
Daktronics, Inc.	575	3,766
Netscout Systems, Inc.*	526	3,766
Cass Information Systems, Inc.	116	3,762
Volterra Semiconductor Corp.*	445	3,756
RightNow Technologies, Inc.*	495	3,747
NIC, Inc.	710	3,692
THQ, Inc.*	1,200	3,648
TNS, Inc.*	440	3,599
RealNetworks, Inc.*	1,542	3,593
Electro Rent Corp.	370	3,567
Digi International, Inc.*	456	3,498
IXYS Corp.	421	3,393
ShoreTel, Inc.*	778	3,353
Move, Inc.*	2,300	3,335
Actuate Corp.*	1,085	3,320
SuccessFactors, Inc.*	435	3,319
DemandTec, Inc.*	370	3,238
LoopNet, Inc.*	530	3,222
3PAR, Inc.*	490	3,214
Switch & Data Facilities Company, Inc.*	362	3,175
Silicon Image, Inc.*	1,320	3,168
Novatel Wireless, Inc.*	560	3,147
InfoSpace, Inc.*	605	3,146
Seachange International, Inc.*	545	3,117
Finisar Corp.*	7,076	3,113
Perficient, Inc.*	570	3,078
Stratasys, Inc.*	370	3,060
NCI, Inc.*	116	3,016
Cohu, Inc.	412	2,966
Ciber, Inc.*	1,076	2,937
Aruba Networks, Inc.*	935	2,936
Advanced Analogic Technologies, Inc.*	815	2,934
Sanmina-SCI Corp.*	9,528	2,906
Vignette Corp.*	435	2,906
Cogo Group, Inc.*	434	2,899
Electro Scientific Industries, Inc.*	488	2,889
Anaren, Inc.*	264	2,888
Symmetricom, Inc.*	825	2,888
Heartland Payment Systems, Inc.	436	2,882
Smith Micro Software, Inc.*	550	2,877
Newport Corp.*	650	2,873
Kopin Corp.*	1,235	2,865
IPG Photonics Corp.*	340	2,863
Lattice Semiconductor Corp.*	2,070	2,857
Pericom Semiconductor Corp.*	390	2,851
Oplink Communications, Inc.*	370	2,849
Kulicke & Soffa Industries, Inc.*	1,082	2,835

		MARKET
	SHARES	VALUE

Internet Capital Group, Inc.*	688	$2,773
Vasco Data Security International*	480	2,770
Acme Packet, Inc.*	454	2,756
Bel Fuse, Inc. — Class B	205	2,755
Ebix, Inc.*	110	2,734
Global Cash Access Holdings, Inc.*	715	2,731
Compellent Technologies, Inc.*	247	2,680
Comverge, Inc.*	385	2,676
Symyx Technologies, Inc.*	598	2,661
Ceva, Inc.*	360	2,621
Sourcefire, Inc.*	360	2,621
Insight Enterprises, Inc.*	840	2,570
Bottomline Technologies, Inc.*	390	2,566
Integral Systems, Inc.*	296	2,546
Terremark Worldwide, Inc.*	945	2,542
Multi-Fineline Electronix, Inc.*	150	2,526
SiRF Technology Holdings, Inc.*	1,090	2,507
Quantum Corp.*	3,690	2,472
Airvana, Inc.*	420	2,457
infoGROUP, Inc.*	589	2,450
Radisys Corp.*	403	2,442
Methode Electronics, Inc. — Class A	680	2,434
Internap Network Services Corp.*	895	2,408
Extreme Networks, Inc.*	1,580	2,402
DivX, Inc.*	476	2,394
OpenTV Corp.*	1,560	2,356
Anadigics, Inc.*	1,115	2,308
Silicon Storage Technology, Inc.*	1,397	2,305
MIPS Technology, Inc.*	785	2,300
Internet Brands, Inc. — Class A*	390	2,289
Maxwell Technologies, Inc.*	325	2,259
i2 Technologies, Inc.*	282	2,228
Rackspace Hosting*	295	2,210
Rimage Corp.*	165	2,203
Mercury Computer Systems, Inc.*	398	2,201
Online Resources Corp.*	520	2,189
Radiant Systems, Inc.*	490	2,161
NVE Corp.*	75	2,161
CTS Corp.	598	2,159
ModusLink Global Solutions, Inc.*	830	2,150
Rackable Systems, Inc.*	525	2,132
Kenexa Corp. — Class A*	395	2,129
ExlService Holdings, Inc.*	246	2,121
Globecomm Systems, Inc.*	360	2,084
American Software, Inc. — Class A	395	2,082
Cray, Inc.*	589	2,062
Super Micro Computer, Inc.*	418	2,057

84	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
      RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Double-Take Software, Inc.*	300	$2,028
Ness Technologies, Inc.*	685	2,021
Intevac, Inc.*	387	2,016
Opnet Technologies, Inc.*	230	1,994
Interactive Intelligence, Inc.*	217	1,966
China Security & Surveillance Technology, Inc.*	510	1,958
Keynote Systems, Inc.*	245	1,943
Liquidity Services Inc.*	260	1,817
Harris Stratex Networks, Inc. — Class A*	460	1,771
Entegris, Inc.*	2,050	1,763
DSP Group, Inc.*	408	1,763
Microtune, Inc.*	966	1,758
Agilysys, Inc.	408	1,754
Limelight Networks Inc.*	520	1,742
Gevity HR, Inc.	440	1,738
Techwell, Inc.*	274	1,729
Rudolph Technologies, Inc.*	550	1,667
Entrust, Inc.*	1,100	1,661
Web.com Group, Inc.*	490	1,627
Chordiant Software, Inc.*	535	1,621
FalconStor Software, Inc.*	675	1,613
Trident Microsystems, Inc.*	1,090	1,591
SupportSoft, Inc.*	825	1,584
Callidus Software, Inc.*	541	1,569
CPI International, Inc.*	165	1,551
Utstarcom, Inc.*	1,980	1,544
ArcSight, Inc.*	120	1,532
Hughes Communications, Inc.*	126	1,516
Hackett Group, Inc.*	740	1,495
Renaissance Learning, Inc.	165	1,480
Immersion Corp.*	504	1,477
PC-Tel, Inc.	340	1,462
Marchex, Inc.	425	1,462
NetSuite, Inc.*	126	1,419
Powerwave Technologies, Inc.*	2,361	1,402
Technitrol, Inc.	733	1,253
China Information Security Technology, Inc.*	395	1,248
iGate Corp.	385	1,247
Zygo Corp., Inc.*	270	1,239
Rubicon Technology, Inc.*	231	1,227
Safeguard Scientifics, Inc.*	2,180	1,199
Unica Corp.*	247	1,193
PLX Technology, Inc.*	510	1,107
Digimarc Corp.*	113	1,098
Semitool, Inc.*	395	1,098
Hutchinson Technology, Inc.*	419	1,089
Smart Modular Technologies WWH, Inc.*	786	1,085
Measurement Specialties, Inc.*	263	1,076
PROS Holdings, Inc.*	226	1,051
Presstek, Inc.*	490	1,014

		MARKET
	SHARES	VALUE

Monotype Imaging Holdings, Inc.*	270	$1,010
Gerber Scientific, Inc.*	416	994
Emcore Corp.*	1,320	990
ICx Technologies, Inc.*	244	988
Deltek, Inc.*	225	974
Isilon Systems, Inc.*	438	964
Virtusa Corp.*	150	930
Hypercom Corp.*	955	917
PC Mall, Inc.*	200	908
MRV Communications, Inc.*	2,821	875
Phoenix Technologies, Ltd.*	520	842
Orbcomm, Inc.*	565	831
Opnext, Inc.*	476	814
Dice Holdings, Inc.*	283	787
Bookham, Inc.*	1,805	776
Mattson Technology, Inc.*	885	744
Photronics, Inc.*	750	720
Axcelis Technologies, Inc.*	1,835	697
Parkervision, Inc.*	400	676
AuthenTec, Inc.*	446	660
Guidance Software, Inc.*	161	657
TheStreet.com, Inc.	331	652
LTX-Credence Corp.*	2,250	630
TechTarget, Inc.*	247	593
Magma Design Automation, Inc.*	790	593
PC Connection, Inc.*	155	589
QAD, Inc.	220	557
Sonic Solutions, Inc.*	390	468
Avanex Corp.*	239	418
Ultra Clean Holdings*	350	375
Spansion, Inc.*	2,290	297
Asyst Technologies, Inc.*	885	248
Nextwave Wireless, Inc.*	865	138
Elixir Gaming Technologies, Inc.*	1,210	133
Entropic Communications, Inc.*	156	115
HSW International, Inc.*	495	82

Total Information Technology		2,055,881

HEALTH CARE 10.0%
Myriad Genetics, Inc.*	1,600	72,752
Alexion Pharmaceuticals, Inc.*	1,450	54,607
OSI Pharmaceuticals, Inc.*	1,032	39,484
Immucor, Inc.*	1,255	31,563
Onyx Pharmaceuticals, Inc.*	1,002	28,607
Magellan Health Services, Inc.*	730	26,601
Allscripts Healthcare Solutions, Inc.	2,578	26,528
AMERIGROUP Corp.*	961	26,466
United Therapeutics Corp.*	395	26,106
Haemonetics Corp.*	456	25,116
Thoratec Corp.*	976	25,073
Steris Corp.	1,050	24,444
Owens & Minor, Inc.	736	24,384

See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	85

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
      RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Isis Pharmaceuticals, Inc.*	1,623	$24,361
Masimo Corp.*	825	23,908
Bio-Rad Laboratories, Inc. — Class A*	338	22,274
CV Therapeutics, Inc.*	1,090	21,669
Alkermes, Inc.*	1,710	20,742
Valeant Pharmaceuticals
International*	1,139	20,263
Auxilium Pharmaceuticals, Inc.*	726	20,125
NuVasive, Inc.*	635	19,926
West Pharmaceutical Services, Inc.	575	18,866
Cubist Pharmaceuticals, Inc.*	1,010	16,524
PSS World Medical, Inc.*	1,110	15,928
Theravance, Inc.*	926	15,742
Psychiatric Solutions, Inc.*	990	15,573
Sequenom, Inc.*	1,093	15,542
Dionex Corp.*	325	15,356
Regeneron Pharmaceuticals, Inc.*	1,106	15,329
PDL BioPharma, Inc.	2,139	15,144
Chemed Corp.	389	15,132
American Medical Systems Holdings, Inc.*	1,310	14,606
HMS Holdings Corp.*	435	14,311
Centene Corp.*	780	14,056
Healthsouth Corp.*	1,575	13,986
Luminex Corp.*	740	13,409
Meridian Bioscience, Inc.	720	13,046
Acorda Therapeutics, Inc.*	655	12,976
Amedisys, Inc.*	465	12,783
Varian, Inc.*	525	12,463
Medicis Pharmaceutical Corp. — Class A	1,005	12,432
Volcano Corp.*	845	12,295
Alnylam Pharmaceuticals, Inc.*	635	12,090
Medarex, Inc.*	2,293	11,763
Catalyst Health Solutions, Inc.*	589	11,674
Seattle Genetics, Inc.*	1,155	11,388
Celera Corp.*	1,440	10,987
AMAG Pharmaceuticals, Inc.*	296	10,884
Martek Biosciences Corp.	586	10,695
InterMune, Inc.*	615	10,111
Medicines Co.*	925	10,027
Eclipsys Corp.*	982	9,957
Parexel International Corp.*	1,020	9,925
Phase Forward, Inc.*	765	9,784
Invacare Corp.	580	9,297
XenoPort, Inc.*	480	9,293
PharMerica Corp.*	550	9,152
athenahealth, Inc.*	370	8,921
Nektar Therapeutics*	1,655	8,920
ev3, Inc.*	1,255	8,911
AmSurg Corp.*	556	8,813
Align Technology, Inc.*	1,110	8,802

		MARKET
	SHARES	VALUE

Wright Medical Group, Inc.*	668	$8,704
Exelixis, Inc.*	1,885	8,671
Cougar Biotechnology, Inc.*	264	8,501
Medivation, Inc.*	460	8,404
Salix Pharmaceuticals Ltd.*	861	8,180
Landauer, Inc.	156	7,906
Integra LifeSciences Holdings Corp.*	319	7,889
Greatbatch, Inc.*	395	7,643
Analogic Corp.	237	7,589
Kindred Healthcare, Inc.*	500	7,475
Healthspring, Inc.*	885	7,407
Viropharma, Inc.*	1,404	7,371
Conmed Corp.*	510	7,349
Hanger Orthopedic Group, Inc.*	547	7,248
Dendreon Corp.*	1,673	7,027
Cepheid, Inc.*	1,016	7,010
Gentiva Health Services, Inc.*	450	6,840
Geron Corp.*	1,515	6,772
ICU Medical, Inc.*	210	6,745
Abaxis, Inc.*	390	6,724
Sun Healthcare Group, Inc.*	766	6,465
ImmunoGen, Inc.*	905	6,426
Res-Care, Inc.*	440	6,406
Conceptus, Inc.*	536	6,298
Merit Medical Systems, Inc.*	500	6,105
Optimer Pharmaceuticals, Inc.*	460	6,067
Genomic Health, Inc.*	247	6,022
Universal American Financial Corp.*	705	5,971
Halozyme Therapeutics, Inc.*	1,090	5,951
Par Pharmaceutical Companies, Inc.*	615	5,824
National Healthcare Corp.	145	5,822
LHC Group, Inc.*	260	5,793
Allos Therapeutics, Inc.*	936	5,784
Orthofix International NV*	310	5,741
RehabCare Group, Inc.*	322	5,616
Cyberonics, Inc.*	422	5,600
Odyssey HealthCare, Inc.*	575	5,578
Healthways, Inc.*	630	5,525
Neogen Corp.*	253	5,523
Bruker BioSciences Corp.*	886	5,458
SonoSite, Inc.*	303	5,418
Ligand Pharmaceuticals, Inc. — Class B*	1,800	5,364
Vivus, Inc.*	1,240	5,357
Computer Programs & Systems, Inc.	160	5,323
Momenta Pharmaceuticals, Inc.*	480	5,285
Zoll Medical Corp.*	368	5,284
MWI Veterinary Supply, Inc.*	180	5,126
Emergency Medical Services Corp. — Class A*	161	5,054
SurModics, Inc.*	276	5,037

86	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
      RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Enzon Pharmaceuticals, Inc.*	800	$4,856
Savient Pharmaceuticals, Inc.*	973	4,816
Vnus Medical Technologies, Inc.*	226	4,807
inVentiv Health, Inc.*	589	4,806
Angiodynamics, Inc.*	424	4,766
Cypress Bioscience, Inc.*	670	4,764
Kendle International, Inc.*	226	4,737
Quidel Corp.*	506	4,665
MedAssets, Inc.*	325	4,631
Molina Healthcare, Inc.*	240	4,565
Questcor Pharmaceuticals, Inc.*	895	4,403
Bio-Reference Labs, Inc.*	210	4,391
Sirona Dental Systems, Inc.*	300	4,296
Omnicell, Inc.*	546	4,270
Noven Pharmaceuticals, Inc.*	440	4,171
Natus Medical, Inc.*	485	4,127
eResearch Technology, Inc.*	778	4,092
Affymetrix, Inc.*	1,250	4,088
Facet Biotech Corp.*	430	4,085
Symmetry Medical, Inc.*	635	4,007
Arena Pharmaceuticals, Inc.*	1,328	3,997
Rigel Pharmaceuticals, Inc.*	650	3,991
Genoptix Inc.*	145	3,956
Albany Molecular Research, Inc.*	415	3,913
IRIS International, Inc.*	330	3,805
Pharmasset, Inc.*	373	3,659
Osiris Therapeutics, Inc.*	264	3,643
Cross Country Healthcare, Inc.*	550	3,603
NPS Pharmaceuticals, Inc.*	850	3,570
GTx, Inc.*	325	3,439
Nabi Biopharmaceuticals*	916	3,389
Somanetics Corp.*	220	3,340
Cadence Pharmaceuticals, Inc.*	355	3,330
Durect Corp.*	1,465	3,267
Air Methods Corp.*	192	3,247
Accuray, Inc.*	645	3,244
Emergent Biosolutions, Inc.*	240	3,242
Incyte Corp.*	1,370	3,206
Orthovita, Inc.*	1,190	3,189
MannKind Corp.*	915	3,184
Progenics Pharmaceuticals, Inc.*	476	3,137
Alliance Imaging, Inc.*	460	3,128
AMN Healthcare Services, Inc.*	605	3,086
Inspire Pharmaceuticals, Inc.*	755	3,065
Affymax, Inc.*	190	3,061
Maxygen Inc.*	450	3,060
Triple-S Management Corp. — Class B*	246	3,031
Arqule, Inc.*	730	3,022
Abiomed, Inc.*	600	2,940
DexCom, Inc.*	706	2,923
Synovis Life Technologies, Inc.*	210	2,906
Vital Images, Inc.*	256	2,885
Pozen, Inc.*	460	2,815
Sangamo Biosciences, Inc.*	655	2,771

		MARKET
	SHARES	VALUE

Cantel Medical Corp.*	215	$2,767
Kensey Nash Corp.*	130	2,765
RTI Biologics, Inc.*	958	2,730
Zymogenetics, Inc.*	670	2,673
Assisted Living Concepts, Inc. — Class A*	195	2,644
Repligen Corp.*	546	2,615
Pain Therapeutics, Inc.*	613	2,575
CryoLife, Inc.*	495	2,564
Corvel Corp.*	126	2,548
Ardea Biosciences, Inc.*	247	2,542
Dyax Corp.*	1,003	2,518
Skilled Healthcare Group, Inc. — Class A*	305	2,504
Neurocrine Biosciences, Inc.*	690	2,450
Idera Pharmaceuticals, Inc.*	368	2,381
Palomar Medical Technologies, Inc.*	325	2,360
Enzo Biochem, Inc.*	575	2,312
Emeritus Corp.*	350	2,296
Metabolix, Inc.*	336	2,292
Ensign Group, Inc.	145	2,242
Array Biopharma, Inc.*	845	2,231
Clinical Data, Inc.*	203	2,192
Stereotaxis, Inc.*	546	2,179
Depomed, Inc.*	905	2,136
OraSure Technologies, Inc.*	840	2,125
Discovery Laboratories, Inc.*	1,730	2,111
Almost Family, Inc.*	110	2,100
Medical Action Industries, Inc.*	247	2,048
Medcath Corp.*	280	2,036
Human Genome Sciences, Inc.*	2,429	2,016
US Physical Therapy, Inc.*	205	1,984
CardioNet, Inc.*	70	1,964
TomoTherapy, Inc.*	725	1,921
Accelrys, Inc.*	480	1,910
IPC The Hospitalist Company, Inc.*	100	1,903
Atrion Corp.	20	1,765
Obagi Medical Products, Inc.*	320	1,722
Celldex Therapeutics, Inc.*	264	1,719
BioMimetic Therapeutics, Inc.*	241	1,711
Adolor Corp.*	833	1,699
Micrus Endovascular Corp.*	270	1,612
Lexicon Genetics, Inc.*	1,435	1,564
Providence Service Corp.*	222	1,527
Exactech, Inc.*	130	1,494
Ariad Pharmaceuticals, Inc.*	1,250	1,488
Spectranetics Corp.*	570	1,442
I-Flow Corp.*	385	1,405
Insulet Corp.*	330	1,353
TranS1, Inc.*	222	1,352
Idenix Pharmaceuticals, Inc.*	435	1,340
BMP Sunstone Corp.*	410	1,324
Javelin Pharmaceuticals, Inc.*	880	1,267

See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	87

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
      RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

XOMA Ltd.*	2,370	$1,256
Hansen Medical, Inc.*	306	1,230
NxStage Medical, Inc.*	470	1,213
Columbia Labs, Inc.*	835	1,202
Cambrex Corp.*	519	1,183
Nanosphere, Inc.*	231	1,148
Immunomedics, Inc.*	1,170	1,123
Molecular Insight Pharmaceuticals, Inc.*	315	1,121
Cytokinetics, Inc.*	626	1,064
Novavax, Inc.*	1,040	1,061
Nighthawk Radiology Holdings, Inc.*	390	1,053
Life Sciences Research, Inc.*	146	1,047
Cardiac Science Corp.*	346	1,041
Cynosure, Inc.*	165	1,005
Chindex International, Inc.*	200	994
Biodel, Inc.*	190	990
KV Pharmaceutical Co.*	594	980
Capital Senior Living Corp.*	396	966
Sucampo Pharmaceuticals, Inc. — Class A*	156	956
Orexigen Therapeutics, Inc.*	360	940
Alexza Pharmaceuticals, Inc.*	425	939
Acura Pharmaceuticals, Inc.*	140	899
Targacept, Inc.*	329	882
Akorn, Inc.*	1,016	874
MiddleBrook Pharmaceuticals, Inc.*	635	864
Caliper Life Sciences, Inc.*	861	852
Opko Health, Inc.*	860	843
Virtual Radiologic Corp.*	120	839
Alphatec Holdings, Inc.*	445	788
Caraco Pharm Labs, Inc.*	212	746
Amicus Therapeutics, Inc.*	75	685
Cytori Therapeutics, Inc.*	390	671
Synta Pharmaceuticals Corp.*	303	648
National Research Corp.	25	621
Five Star Quality Care, Inc.*	570	593
Acadia Pharmaceuticals, Inc.*	589	560
Sunrise Senior Living, Inc.*	808	549
RadNet, Inc.*	380	471
BioForm Medical, Inc.*	385	470
Cell Genesys, Inc.*	1,535	445
Vision-Sciences, Inc.*	303	388
Protalix BioTherapeutics, Inc.*	185	370
Rexahn Pharmaceuticals, Inc.*	518	363
MAP Pharmaceuticals, Inc.*	140	294
Marshall Edwards, Inc.*	370	148
Jazz Pharmaceuticals, Inc.*	134	119

Total Health Care		1,771,869

INDUSTRIALS 9.6%
Watson Wyatt & Company Holdings	765	37,768
Waste Connections, Inc.*	1,425	36,622

		MARKET
	SHARES	VALUE

Wabtec Corp.	868	$22,898
Curtiss-Wright Corp.	800	22,440
Clarcor, Inc.	886	22,318
Granite Construction, Inc.	589	22,076
Tetra Tech, Inc.*	1,055	21,501
EMCOR Group, Inc.*	1,220	20,947
TransDigm Group, Inc.*	600	19,704
ESCO Technologies, Inc.*	465	17,995
Moog, Inc. — Class A*	760	17,381
Regal-Beloit Corp.	566	17,342
Nordson Corp.	603	17,143
Teledyne Technologies, Inc.*	638	17,022
Clean Harbors, Inc.*	350	16,800
Kaydon Corp.	613	16,753
Acuity Brands, Inc.	720	16,229
Brady Corp. — Class A	898	15,832
Huron Consulting Group, Inc.*	370	15,699
Knight Transportation, Inc.	1,030	15,615
Heartland Express, Inc.	996	14,751
Briggs & Stratton Corp.	885	14,602
Mueller Industries, Inc.	661	14,337
Watsco, Inc.	405	13,782
Otter Tail Power Co.	625	13,781
GrafTech International Ltd.*	2,140	13,182
SkyWest, Inc.	1,046	13,012
American Superconductor Corp.*	750	12,982
Rollins, Inc.	750	12,862
Applied Industrial Technologies, Inc.	758	12,787
ABM Industries, Inc.	778	12,759
Orbital Sciences Corp.*	1,045	12,425
Resources Connection, Inc.*	820	12,366
Simpson Manufacturing Company, Inc.	670	12,073
Baldor Electric Co.	830	12,027
Geo Group, Inc.*	905	11,991
Woodward Governor Co.	1,046	11,694
Genesee & Wyoming, Inc. — Class A*	550	11,687
Werner Enterprises, Inc.	758	11,461
Healthcare Services Group	765	11,452
Alaska Air Group, Inc.*	650	11,420
Old Dominion Freight Line, Inc.*	486	11,416
United Stationers, Inc.*	405	11,372
JetBlue Airways Corp.*	3,111	11,355
Navigant Consulting, Inc.*	865	11,306
Hexcel Corp.*	1,715	11,268
HUB Group, Inc. — Class A*	660	11,220
Triumph Group, Inc.	290	11,078
Perini Corp.*	896	11,021
Mine Safety Appliances Co.	546	10,931
Allegiant Travel Co.*	240	10,910
Esterline Technologies Corp.*	530	10,701
Herman Miller, Inc.	1,000	10,660
CoStar Group, Inc.*	350	10,587

88	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
      RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Energy Conversion Devices, Inc.*	796	$10,563
Beacon Roofing Supply, Inc.*	785	10,511
Belden, Inc.	832	10,408
Middleby Corp.*	319	10,345
Actuant Corp. — Class A	996	10,289
Insituform Technologies, Inc. — Class A*	656	10,260
Watts Industries, Inc. — Class A	518	10,132
UAL Corp.*	2,255	10,102
MPS Group, Inc.*	1,690	10,055
SYKES Enterprises, Inc.*	589	9,795
AirTran Holdings, Inc.*	2,101	9,560
Heico Corp.	390	9,477
Mastec, Inc.*	766	9,261
Barnes Group, Inc.	861	9,204
A.O. Smith Corp.	360	9,065
American Science & Engineering, Inc.	160	8,928
Deluxe Corp.	920	8,860
AAR Corp.*	698	8,753
Franklin Electric Company, Inc.	395	8,741
Ceradyne, Inc.*	470	8,521
Astec Industries, Inc.*	322	8,446
Forward Air Corp.	520	8,440
Administaff, Inc.	390	8,241
Ameron International Corp.	156	8,215
Universal Forest Products, Inc.	304	8,089
HNI Corp.	776	8,070
Robbins & Myers, Inc.	500	7,585
Korn/Ferry International, Inc.*	831	7,529
Arkansas Best Corp.	395	7,513
Badger Meter, Inc.	260	7,511
II-VI, Inc.*	436	7,490
Comfort Systems USA, Inc.	715	7,415
Mobile Mini, Inc.*	620	7,142
Griffon Corp.*	946	7,095
Tredegar Corp.	430	7,022
Encore Wire Corp.	325	6,965
Cubic Corp.	270	6,839
Mueller Water Products, Inc. — Class A	2,070	6,831
Circor International, Inc.	303	6,824
Mcgrath Rentcorp	420	6,619
TrueBlue, Inc.*	796	6,567
GeoEye, Inc.*	320	6,320
G & K Services, Inc. — Class A	330	6,240
Exponent, Inc.*	243	6,155
Axsys Technologies, Inc.*	146	6,138
EnPro Industries, Inc.*	355	6,070
Raven Industries, Inc.	290	6,026
School Specialty, Inc.*	335	5,893
EnerSys*	486	5,890
RBC Bearings, Inc.*	385	5,883
DynCorp International, Inc. — Class A*	440	5,865

		MARKET
	SHARES	VALUE

Force Protection, Inc.*	1,215	$5,832
AZZ, Inc.*	217	5,727
Apogee Enterprises, Inc.	516	5,666
Kaman Corp. — Class A	445	5,580
CBIZ, Inc.*	800	5,576
Lindsay Manufacturing Co.	205	5,535
Heidrick & Struggles International, Inc.	308	5,464
Layne Christensen Co.*	340	5,464
Evergreen Solar, Inc.*	2,565	5,463
Amerco, Inc.*	161	5,398
Rush Enterprises, Inc. — Class A*	598	5,334
Knoll, Inc.	868	5,321
Genco Shipping & Trading Ltd.	425	5,245
Viad Corp.	370	5,224
Taser International, Inc.*	1,115	5,218
US Airways Group, Inc.*	2,045	5,174
EnergySolutions, Inc.	590	5,104
Marten Transport Ltd.*	270	5,044
Orion Marine Group, Inc.*	385	5,044
Quanex Building Products Corp.	661	5,024
Gorman-Rupp Co.	251	4,970
Advisory Board Co.*	293	4,858
Interline Brands, Inc.*	575	4,847
Albany International Corp. — Class A	528	4,778
Powell Industries, Inc.*	130	4,590
YRC Worldwide, Inc.*	1,020	4,580
Applied Signal Technology, Inc.	225	4,552
Federal Signal Corp.	850	4,480
RSC Holdings, Inc.*	850	4,471
LB Foster Co. — Class A*	180	4,469
Northwest Pipe Co.*	156	4,441
Argon ST, Inc.*	230	4,363
AAON, Inc.	237	4,294
ATC Technology Corp.*	380	4,256
Dycom Industries, Inc.*	715	4,140
Atlas Air Worldwide Holdings Company, Inc.*	236	4,095
Republic Airways Holdings, Inc.*	630	4,082
Ennis Inc.	456	4,040
American Ecology Corp.	285	3,973
Chart Industries, Inc.*	495	3,901
Aircastle Ltd.	835	3,883
Kforce, Inc.*	550	3,867
Team, Inc.*	328	3,844
Stanley, Inc.*	151	3,834
CRA International, Inc.*	203	3,833
Aerovironment, Inc.*	180	3,762
Kelly Services, Inc. — Class A	466	3,751
Sterling Construction Company, Inc.*	210	3,746
Kimball International, Inc. — Class B	568	3,726
Ener1, Inc.*	720	3,722

See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	89

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
      RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Freightcar America, Inc.	205	$3,594
Fuel Tech, Inc.*	340	3,556
GT Solar International, Inc.*	535	3,552
Eagle Bulk Shipping Inc.	830	3,528
Michael Baker Corp.*	130	3,380
American Woodmark Corp.	190	3,336
Cornell Companies, Inc.*	200	3,274
Odyssey Marine Exploration, Inc.*	931	3,156
Blount International, Inc.*	675	3,119
Titan International, Inc.	606	3,048
NACCO Industries, Inc. — Class A	112	3,044
Sun Hydraulics Corp.	207	3,024
Columbus McKinnon Corp. — Class A*	342	2,982
FuelCell Energy, Inc.*	1,230	2,952
Duff & Phelps Corp. — Class A*	186	2,930
Interface, Inc. — Class A	960	2,870
Hawaiian Holdings, Inc.*	769	2,868
Saia, Inc.*	239	2,856
Courier Corp.	187	2,837
Tennant Co.	300	2,811
Ducommun, Inc.	190	2,763
Cenveo, Inc.*	850	2,763
ICF International, Inc.*	120	2,756
Cascade Corp.	156	2,750
Pike Electric Corp.*	295	2,729
Colfax Corp.*	393	2,700
Herley Industries, Inc.*	225	2,691
Kadant, Inc.*	230	2,650
Aceto Corp.	440	2,622
Houston Wire & Cable Co.	324	2,511
K-Tron International, Inc.*	40	2,427
M&F Worldwide Corp.*	207	2,424
Innerworkings, Inc.*	565	2,413
First Advantage Corp. — Class A*	175	2,412
EnerNOC, Inc.*	165	2,399
Multi-Color Corp.	190	2,324
Consolidated Graphics, Inc.*	180	2,290
Gibraltar Industries, Inc.	484	2,284
American Reprographics Co.*	645	2,283
Met-Pro Corp.	274	2,233
Capstone Turbine Corp.*	3,075	2,214
Standard Parking Corp.*	135	2,214
Pacer International, Inc.	620	2,170
CDI Corp.	222	2,158
Gencorp, Inc.*	1,016	2,154
Great Lakes Dredge & Dock Corp. Co.	710	2,137
Celadon Group, Inc.*	385	2,137
Insteel Industries, Inc.	305	2,123
Ladish Company, Inc.*	290	2,105
3D Systems Corp.*	317	2,089
Dynamic Materials Corp.	225	2,061
Trex Company, Inc.*	270	2,060

		MARKET
	SHARES	VALUE

Valence Technology, Inc.*	955	$2,034
Furmanite Corp.*	651	2,025
American Commercial Lines, Inc.*	631	2,000
Standex International Corp.	215	1,978
Dynamex, Inc.*	150	1,962
Energy Recovery, Inc.*	255	1,938
China Fire & Security Group, Inc.*	246	1,934
Spherion Corp.*	923	1,920
Preformed Line Products Co.	50	1,882
Patriot Transportation Holding, Inc.*	30	1,870
VSE Corp.	70	1,869
H&E Equipment Services, Inc.*	285	1,867
TAL International Group, Inc.	255	1,867
LaBarge, Inc.*	222	1,858
Waste Services Inc.*	432	1,849
Altra Holdings, Inc.*	470	1,824
PMFG, Inc.*	230	1,812
Ampco-Pittsburgh Corp.	135	1,790
Plug Power, Inc.*	2,040	1,775
LSI Industries, Inc.	335	1,732
On Assignment, Inc.*	638	1,729
Vicor Corp.	350	1,712
Advanced Battery Technologies, Inc.*	790	1,691
International Shipholding Corp.	85	1,672
Ultralife Batteries, Inc.*	215	1,662
Horizon Lines, Inc. — Class A	540	1,636
Schawk, Inc.	270	1,631
Graham Corp.	180	1,615
Microvision, Inc.*	1,220	1,574
Bowne & Company, Inc.	479	1,538
Universal Truckload Services, Inc.	106	1,520
Volt Information Sciences, Inc.*	215	1,430
TBS International Ltd. — Class A*	190	1,397
DXP Enterprises, Inc.*	130	1,343
Tecumseh Products Company — Class A*	285	1,288
American Railcar Industries, Inc.	168	1,282
Integrated Electrical Services, Inc.*	136	1,240
Hill International, Inc.*	405	1,231
Fushi Copperweld, Inc.*	253	1,214
Standard Register Co.	260	1,191
Power-One, Inc.*	1,340	1,179
Alamo Group, Inc.	110	1,173
Hurco Companies, Inc.*	110	1,169
Titan Machinery, Inc.*	130	1,169
LECG Corp.*	458	1,163
Flanders Corp.*	285	1,151
Polypore International, Inc.*	280	1,126
Ultrapetrol Bahamas Ltd.*	414	1,118
Textainer Group Holdings Ltd.	165	1,114

90	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
      RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

LMI Aerospace, Inc.*	150	$1,086
Flow International Corp.*	670	1,085
Greenbrier Companies, Inc.	290	1,061
Twin Disc, Inc.	150	1,038
PowerSecure International, Inc.*	296	1,012
Omega Flex, Inc.	60	967
China BAK Battery, Inc.*	565	966
ACCO Brands Corp.*	965	946
Lawson Products, Inc.	75	913
Lydall, Inc.*	300	891
Beacon Power Corp.*	1,735	815
ICT Group, Inc.*	146	813
Key Technology, Inc.*	90	792
Harbin Electric, Inc.*	125	769
NCI Building Systems, Inc.*	345	766
PRG-Schultz International, Inc.*	264	750
Metalico, Inc.*	424	721
Wabash National Corp.	550	677
Casella Waste Systems, Inc. — Class A*	395	675
Orion Energy Systems Inc.*	135	595
Builders FirstSource, Inc.*	290	586
COMSYS IT Partners, Inc.*	255	564
United Capital Corp.*	30	518
Ascent Solar Technologies, Inc.*	125	508
Thermadyne Holdings Corp.*	237	502
Hudson Highland Group, Inc.*	446	495
Sauer, Inc.	200	488
Park-Ohio Holdings Corp.*	140	456
Trimas Corp.*	260	455
Dollar Thrifty Automotive Group, Inc.*	385	447
Akeena Solar, Inc.*	368	412
Amrep Corp. PLC*	25	393
CAI International, Inc.*	127	359
NN, Inc.	280	353
Protection One, Inc.*	110	351
China Architectural Engineering, Inc.*	325	319
Coleman Cable Inc.*	136	290
Xerium Technologies, Inc.*	370	248
Medis Technologies Ltd.*	563	248
Commercial Vehicle Group, Inc.*	385	212

Total Industrials		1,706,735

CONSUMER DISCRETIONARY 7.7%
Wendy’s/Arby’s Group, Inc. - Class A	7,104	35,733
Aeropostale, Inc.*	1,200	31,872
Netflix, Inc.*	715	30,688
Corinthian Colleges, Inc.*	1,530	29,758
Jack in the Box, Inc.*	1,046	24,361
Marvel Entertainment, Inc.*	875	23,231
Rent-A-Center, Inc.*	1,195	23,147
Aaron Rents, Inc.	810	21,595
Tractor Supply Co.*	595	21,456

		MARKET
	SHARES	VALUE

The Warnaco Group, Inc.*	820	$19,680
Carter’s, Inc.*	1,020	19,186
Tupperware Brands Corp.	1,110	18,859
Bally Technologies, Inc.*	980	18,052
Chico’s FAS, Inc.*	3,171	17,028
WMS Industries, Inc.*	790	16,519
Coinstar, Inc.*	503	16,478
Interactive Data Corp.	655	16,283
Matthews International Corp. — Class A	560	16,134
Men’s Wearhouse, Inc.	928	14,050
Wolverine World Wide, Inc.	885	13,788
Capella Education Co.*	256	13,568
Buckle, Inc.	405	12,932
Fossil, Inc.*	810	12,717
Ryland Group, Inc.	758	12,628
Polaris Industries, Inc.	589	12,628
Cheesecake Factory, Inc.*	1,073	12,286
Bob Evans Farms, Inc.	546	12,241
Deckers Outdoor Corp.*	226	11,987
Buffalo Wild Wings, Inc.*	324	11,852
Pool Corp.	861	11,537
Cracker Barrel Old Country Store, Inc.	400	11,456
Collective Brands, Inc.*	1,145	11,152
Regis Corp.	766	11,069
Sotheby’s	1,210	10,890
Gymboree Corp.*	508	10,846
Sonic Corp.*	1,076	10,782
Vail Resorts, Inc.*	526	10,746
Timberland Co. — Class A*	861	10,280
Dress Barn, Inc.*	806	9,906
J. Crew Group, Inc.*	745	9,819
National CineMedia, Inc.	745	9,819
Tempur-Pedic International, Inc.	1,340	9,782
P.F. Chang’s China Bistro, Inc.*	424	9,701
Under Armour, Inc.*	589	9,677
Hibbett Sports Inc.*	503	9,668
Sally Beauty Holdings, Inc.*	1,685	9,571
CEC Entertainment, Inc.*	360	9,317
Jos. A. Bank Clothiers, Inc.*	331	9,205
Iconix Brand Group, Inc.*	1,026	9,080
Cato Corp. — Class A	486	8,884
Children’s Place Retail Stores, Inc.*	405	8,865
Papa John’s International, Inc.*	385	8,805
HOT Topic, Inc.*	778	8,706
Callaway Golf Co.	1,190	8,544
American Public Education, Inc.*	203	8,538
Texas Roadhouse, Inc.*	887	8,453
Fred’s, Inc.	713	8,043
CKE Restaurants, Inc.	942	7,913
NutriSystem, Inc.	550	7,848
Monro Muffler Brake, Inc.	285	7,789
Life Time Fitness, Inc.*	618	7,762

See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	91

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
      RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

99 Cents Only Stores*	840	$7,762
Pinnacle Entertainment, Inc.*	1,080	7,603
Helen of Troy Ltd.*	536	7,370
Arbitron, Inc.	490	7,355
Blue Nile, Inc.*	242	7,296
Jo-Ann Stores, Inc.*	445	7,271
PetMed Express, Inc.*	432	7,119
Unifirst Corp.	251	6,988
Stage Stores, Inc.	693	6,985
Steiner Leisure Ltd.*	280	6,835
Scholastic Corp.	433	6,525
Columbia Sportswear Co.	216	6,463
Genesco, Inc.*	340	6,402
Cabela’s, Inc. — Class A*	700	6,377
Meritage Homes Corp.*	550	6,281
Gaylord Entertainment Co.*	725	6,039
Jakks Pacific, Inc.*	489	6,039
Steven Madden, Ltd.*	315	5,916
Dillard’s, Inc. — Class A	1,016	5,791
Citi Trends, Inc.*	250	5,722
Ameristar Casinos, Inc.	450	5,661
Group 1 Automotive, Inc.	405	5,658
The Wet Seal, Inc. — Class A*	1,650	5,544
Brunswick Corp.	1,570	5,416
Peet’s Coffee & Tea, Inc.*	237	5,124
Cinemark Holdings, Inc.	540	5,071
Finish Line, Inc. — Class A	760	5,031
Churchill Downs, Inc.	165	4,960
Red Robin Gourmet Burgers, Inc.*	281	4,954
California Pizza Kitchen, Inc.*	377	4,931
Ethan Allen Interiors, Inc.	435	4,898
Superior Industries International, Inc.	412	4,882
Stewart Enterprises, Inc. — Class A	1,500	4,860
Universal Technical Institute, Inc.*	390	4,680
Bebe Stores, Inc.	685	4,569
Domino’s Pizza, Inc.*	685	4,487
Universal Electronics, Inc.*	246	4,453
World Wrestling Entertainment, Inc.	380	4,385
BJ’s Restaurants, Inc.*	314	4,368
National Presto Industries, Inc.	70	4,271
Cooper Tire & Rubber Co.	1,055	4,262
American Greetings Corp. — Class A	810	4,099
Pre-Paid Legal Services, Inc.*	140	4,064
Exide Technologies*	1,350	4,050
Smith & Wesson Holding Corp.*	670	4,033
K-Swiss, Inc. — Class A	460	3,928
Steak n Shake Co.*	516	3,906
Skechers U.S.A., Inc. — Class A*	575	3,835
CKX, Inc.*	935	3,833
Raser Technologies, Inc.*	905	3,792

		MARKET
	SHARES	VALUE

Maidenform Brands, Inc.*	398	$3,646
Live Nation, Inc.*	1,360	3,631
True Religion Apparel, Inc.*	306	3,614
DineEquity, Inc.	304	3,605
Dolan Media Co.*	450	3,541
Harte-Hanks, Inc.	645	3,451
Zumiez, Inc.*	350	3,395
Weyco Group, Inc.	130	3,370
PEP Boys-Manny Moe & Jack	755	3,330
Haverty Furniture Companies, Inc.	316	3,327
Shutterfly, Inc.*	350	3,279
Volcom, Inc.*	332	3,220
Grand Canyon Education, Inc.*	184	3,176
hhgregg, Inc.*	215	3,042
Charlotte Russe Holding, Inc.*	373	3,040
Drew Industries, Inc.*	350	3,038
Marcus Corp.	356	3,026
Lululemon Athletica, Inc.*	345	2,988
Fuel Systems Solutions, Inc.*	220	2,966
Core-Mark Holding Company, Inc.*	161	2,933
Quiksilver, Inc.*	2,260	2,893
Blyth, Inc.	109	2,848
Denny’s Corp.*	1,700	2,839
Speedway Motorsports, Inc.	240	2,837
Charming Shoppes, Inc.*	2,025	2,835
Brown Shoe Company, Inc.	755	2,831
Mediacom Communications Corp.*	695	2,801
FGX International Holdings Ltd.*	240	2,789
Winnebago Industries, Inc.	523	2,777
Cavco Industries, Inc.*	116	2,738
Ambassadors Group, Inc.	336	2,728
Shuffle Master, Inc.*	945	2,712
Ruby Tuesday, Inc.*	926	2,704
Jackson Hewitt Tax Service, Inc.	503	2,626
Systemax, Inc.*	203	2,623
Christopher & Banks Corp.	625	2,556
Coldwater Creek, Inc.*	1,016	2,550
Overstock.com, Inc.*	276	2,525
RCN Corp.*	675	2,497
iRobot Corp.*	324	2,462
Conn’s, Inc.*	175	2,457
Asbury Automotive Group, Inc.	568	2,448
America’s Car Mart, Inc.*	180	2,446
Ulta Salon Cosmetics & Fragrance, Inc.*	360	2,383
Spartan Motors, Inc.	580	2,332
Stamps.com, Inc.*	240	2,328
Blockbuster, Inc. — Class A*	3,181	2,290
Big 5 Sporting Goods Corp.	385	2,260
CSS Industries, Inc.	130	2,210
Skyline Corp.	116	2,205
DSW, Inc.*	237	2,202
Movado Group, Inc.	280	2,111

92	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
      RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Cherokee, Inc.	135	$2,106
Lumber Liquidators, Inc.*	161	2,053
Knology, Inc.*	495	2,039
AFC Enterprises, Inc.*	445	2,007
Pacific Sunwear of California, Inc.*	1,180	1,959
Midas, Inc.*	245	1,940
Luby’s, Inc.*	385	1,890
Dorman Products, Inc.*	200	1,866
Build-A-Bear Workshop, Inc.*	304	1,845
Outdoor Channel Holdings, Inc.*	263	1,794
Cox Radio Inc. — Class A*	432	1,771
CROCS, Inc.*	1,485	1,767
American Apparel, Inc.*	605	1,767
drugstore.com, Inc.*	1,500	1,755
M/I Homes, Inc.	247	1,727
Krispy Kreme Doughnuts, Inc.*	1,008	1,613
RC2 Corp.*	306	1,613
Standard-Pacific Corp.*	1,800	1,584
Oxford Industries, Inc.	256	1,580
Shoe Carnival, Inc.*	151	1,563
Talbots, Inc.	440	1,544
Amerigon, Inc.*	400	1,480
Isle of Capri Casinos, Inc.*	276	1,460
Rex Stores Corp.*	135	1,447
New York & Company, Inc.*	405	1,438
Modine Manufacturing Co.	575	1,437
Steinway Musical Instruments, Inc.*	120	1,436
K12 Inc.*	100	1,390
Lincoln Educational Services Corp.*	75	1,374
Morgans Hotel Group Co.*	440	1,368
Tenneco, Inc.*	838	1,366
Valassis Communications, Inc.*	845	1,327
G-III Apparel Group Ltd.*	240	1,325
Hooker Furniture Corp.	156	1,317
Learning Tree International, Inc.*	155	1,313
Stein Mart, Inc.*	450	1,300
Hovnanian Enterprises, Inc. — Class A*	831	1,296
Quantum Fuel Systems
Technologies Worldwide, Inc.*	1,480	1,184
Global Sources Ltd.*	304	1,181
Sealy Corp.*	790	1,177
La-Z-Boy, Inc.	920	1,150
Martha Stewart Omnimedia, Inc.*	450	1,121
Zale Corp.*	570	1,112
Primedia, Inc.	450	1,112
Great Wolf Resorts, Inc.*	476	1,109
Furniture Brands International, Inc.	745	1,095
American Axle & Manufacturing
Holdings, Inc.	825	1,089
Monarch Casino & Resort, Inc.*	210	1,084

		MARKET
	SHARES	VALUE

Landry’s Restaurants, Inc.	206	$1,075
Princeton Review, Inc.*	242	1,053
Audiovox Corp. — Class A*	306	1,050
Gaiam, Inc.*	318	1,043
ArvinMeritor, Inc.	1,320	1,043
Fisher Communications, Inc.	106	1,035
Kenneth Cole Productions, Inc. — Class A	155	990
Belo Corp. — Class A	1,595	973
1-800-FLOWERS.com, Inc.*	468	969
O’Charleys, Inc.	319	960
Tween Brands, Inc.*	440	942
Wonder Auto Technology, Inc.*	260	931
Town Sports International Holdings, Inc.*	305	912
Pier 1 Imports, Inc.*	1,600	896
Sinclair Broadcast Group, Inc. — Class A	868	894
Lear Corp.*	1,145	859
Orbitz Worldwide, Inc.*	655	845
Leapfrog Enterprises, Inc.*	594	820
Dana Holding Corp.*	1,775	817
Retail Ventures, Inc.*	516	784
Fuqi International, Inc.*	165	776
Perry Ellis International, Inc.*	222	768
Media General, Inc.	400	768
Dover Downs Gaming & Entertainment, Inc.	250	768
Playboy Enterprises, Inc. — Class B*	380	749
Marine Products Corp.	176	746
Sonic Automotive, Inc.	464	742
Syms Corp.*	115	704
Beazer Homes USA, Inc.*	685	692
Borders Group, Inc.*	1,085	684
Tuesday Morning Corp.*	538	683
Champion Enterprises, Inc.*	1,390	667
Global Traffic Network, Inc.*	210	636
Lodgian, Inc.*	276	580
Journal Communications, Inc. — Class A	755	566
Cache, Inc.*	196	564
MarineMax, Inc.*	285	559
Stoneridge, Inc.*	260	549
Value Line, Inc.	20	547
Brookfield Homes Corp.	156	538
Lin TV Corp. — Class A*	480	538
Unifi, Inc.*	806	516
Rick’s Cabaret International, Inc.*	112	508
Entercom Communications Corp.	456	502
Dover Motorsports, Inc.	270	500
McClatchy Company — Class A	1,016	498
Cumulus Media, Inc. — Class A*	470	475

See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	93

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
      RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Einstein Noah Restaurant Group, Inc.*	80	$466
Ruth’s Chris Steak House*	360	436
Palm Harbor Homes, Inc.*	184	410
Bluegreen Corp.*	232	404
Bidz.com, Inc.*	100	402
Russ Berrie & Company, Inc.*	303	400
Crown Media Holdings, Inc. — Class A*	195	398
RHI Entertainment*	241	366
AH Belo Corp. — Class A	365	358
Six Flags, Inc.*	1,310	354
Hayes Lemmerz International, Inc.*	1,805	334
Casual Male Retail Group, Inc.*	670	328
Entravision Communications Corp. — Class A*	1,008	262
Nautilus, Inc.*	400	252
Gray Television, Inc.	765	245
Libbey, Inc.	264	243
Lee Enterprises, Inc.	805	225
Riviera Holdings Corp.*	180	184
Charter Communications,
Inc. — Class A*	7,316	152
Aristotle Corp.*	20	69

Total Consumer Discretionary		1,379,068

UTILITIES 2.9%
ITC Holdings Corp.	890	38,822
Piedmont Natural Gas Co.	1,320	34,175
Westar Energy, Inc.	1,880	32,956
WGL Holdings, Inc.	890	29,192
Nicor, Inc.	806	26,783
New Jersey Resources Corp.	748	25,417
Cleco Corp.	1,080	23,425
Northwest Natural Gas Co.	470	20,407
Portland General Electric Co.	1,115	19,613
IDACORP, Inc.	805	18,805
South Jersey Industries, Inc.	533	18,655
Unisource Energy Corp.	615	17,337
Southwest Gas Corp.	778	16,392
Laclede Group, Inc.	385	15,007
California Water Service Group	350	14,651
NorthWestern Corp.	635	13,640
CH Energy Group, Inc.	284	13,320
Allete, Inc.	486	12,971
Avista Corp.	936	12,898
PNM Resources, Inc.	1,545	12,762
Black Hills Corp.	690	12,344
Mge Energy, Inc.	390	12,234
El Paso Electric Co.*	795	11,202
American States Water Co.	308	11,187
UIL Holding Corp.	450	10,044
Empire District Electric Co.	601	8,678
Ormat Technologies, Inc.	316	8,677

		MARKET
	SHARES	VALUE

SJW Corp.	230	$5,849
Central Vermont Public Service Corp.	210	3,633
Chesapeake Utilities Corp.	116	3,536
Middlesex Water Co.	230	3,312
Connecticut Water Service, Inc.	146	2,961
Consolidated Water Company, Inc.	256	2,778
Southwest Water Co.	440	1,892
Cadiz, Inc.*	210	1,676
US Geothermal, Inc.*	1,106	785
Synthesis Energy Systems, Inc.*	445	294

Total Utilities		518,310

ENERGY 2.6%
EXCO Resources, Inc.*	2,680	26,800
Concho Resources, Inc.*	985	25,206
Comstock Resources, Inc.*	815	24,287
Nordic American Tanker Shipping	683	20,012
Arena Resources, Inc.*	675	17,199
Dril-Quip, Inc.*	546	16,762
World Fuel Services Corp.	518	16,384
Bill Barrett Corp.*	655	14,567
CARBO Ceramics, Inc.	355	10,096
Lufkin Industries, Inc.	260	9,849
Gran Tierra Energy, Inc.*	3,910	9,814
USEC, Inc.*	1,985	9,528
GulfMark Offshore, Inc.*	395	9,425
Bristow Group, Inc.*	421	9,022
Contango Oil & Gas Co.*	230	9,016
Berry Petroleum Co. — Class A	765	8,384
Penn Virginia Corp.	745	8,180
Goodrich Petroleum Corp.*	395	7,647
Willbros Group, Inc.*	703	6,819
NATCO Group, Inc.*	360	6,815
Western Refining, Inc.	540	6,448
Hornbeck Offshore Services, Inc.*	405	6,172
General Maritime Corp.	871	6,097
James River Coal Co.*	486	5,997
Vaalco Energy, Inc.*	1,052	5,565
Atlas America, Inc.	615	5,381
Cal Dive International, Inc.*	791	5,355
McMoRan Exploration Co.*	1,080	5,076
Ship Finance International Ltd.	755	4,953
Basic Energy Services, Inc.*	735	4,755
Rosetta Resources, Inc.*	915	4,529
Knightsbridge Tankers Ltd.	310	4,510
Carrizo Oil & Gas, Inc.*	486	4,316
Newpark Resources, Inc.*	1,610	4,073
BPZ Resources, Inc.*	1,076	3,981
Swift Energy Co.*	535	3,905
Matrix Service Co.*	463	3,806
Parker Drilling Co.*	2,030	3,735
Cheniere Energy, Inc.*	865	3,685
International Coal Group, Inc.*	2,275	3,663
RPC, Inc.	523	3,467

94	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
      RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Evergreen Energy Inc.*	2,190	$3,048
Petroleum Development Corp.*	256	3,023
Pioneer Drilling Co.*	885	2,903
Clayton Williams Energy, Inc.*	90	2,632
DHT Maritime, Inc.	685	2,630
Clean Energy Fuels Corp.*	430	2,619
Complete Production Services, Inc.*	850	2,618
ATP Oil & Gas Corp.*	500	2,565
Alon USA Energy, Inc.	185	2,535
T-3 Energy Services, Inc. — Class A*	215	2,533
Delek US Holdings, Inc.	241	2,497
ION Geophysical Corp.*	1,600	2,496
Bronco Drilling Company, Inc.*	466	2,451
PHI, Inc.*	240	2,395
Oilsands Quest, Inc.*	3,326	2,395
Teekay Tankers Ltd.	240	2,282
Panhandle Oil and Gas, Inc. — Class A	130	2,226
CVR Energy, Inc.*	400	2,216
ENGlobal Corp.*	484	2,197
Golar LNG Ltd.	630	2,161
FX Energy, Inc.*	715	1,988
Harvest Natural Resources, Inc.*	586	1,987
Natural Gas Services Group, Inc.*	220	1,980
GMX Resources, Inc.*	298	1,937
Petroquest Energy, Inc.*	780	1,872
Stone Energy Corp.*	560	1,865
Dawson Geophysical Co.*	136	1,836
Gulf Island Fabrication, Inc.	222	1,778
Endeavour International Corp.*	2,040	1,775
Rentech, Inc.*	2,965	1,631
Brigham Exploration Co.*	830	1,577
Superior Well Services, Inc.*	290	1,488
Northern Oil And Gas, Inc.*	380	1,368
Delta Petroleum Corp.*	1,110	1,332
Crosstex Energy, Inc.	715	1,173
Venoco, Inc.*	356	1,168
Westmoreland Coal Co.*	155	1,111
Gulfport Energy Corp.*	474	1,100
Sulphco, Inc.*	1,019	1,090
Bolt Technology Corp.*	145	1,031
Warren Resources, Inc.*	1,045	1,003
PrimeEnergy Corp.*	20	998
Allis-Chalmers Energy, Inc.*	500	965
Approach Resources, Inc.*	155	961
Parallel Petroleum Corp.*	743	951
Union Drilling, Inc.*	247	939
OYO Geospace Corp.*	70	914
Rex Energy Corp.*	303	870
Energy XXI Bermuda Ltd.	2,145	804
Abraxas Petroleum Corp.*	750	773
APCO Argentina, Inc.	70	771
Toreador Resources Corp.	295	740
Double Eagle Petroleum Co.*	140	724
Georesources, Inc.*	100	672

		MARKET
	SHARES	VALUE

Mitcham Industries, Inc.*	175	$667
National Coal Corp.*	490	666
Gasco Energy, Inc.*	1,681	656
RAM Energy Resources, Inc.*	838	612
American Oil & Gas, Inc.*	655	504
Houston American Energy Corp.	264	491
GeoGlobal Resources, Inc.*	680	490
Trico Marine Services, Inc.*	230	483
Tri-Valley Corp.*	403	459
BMB Munai, Inc.*	720	418
Uranium Resources, Inc.*	875	411
Callon Petroleum Co.*	374	408
Cano Petroleum, Inc.*	850	366
Meridian Resource Corp.*	1,390	292
Geokinetics, Inc.*	85	278
Pacific Ethanol, Inc.*	790	261
TXCO Resources, Inc.*	616	254
GeoMet, Inc.*	328	190
Quest Resource Corp.*	485	152
GreenHunter Energy, Inc.*	70	133

Total Energy		467,066

CONSUMER STAPLES 2.6%
Ralcorp Holdings, Inc.*	1,006	54,203
Flowers Foods, Inc.	1,390	32,637
Casey’s General Stores, Inc.	908	24,207
Chattem, Inc.*	308	17,263
Ruddick Corp.	755	16,950
TreeHouse Foods, Inc.*	560	16,122
Lancaster Colony Corp.	360	14,933
Green Mountain Coffee Roasters, Inc.*	308	14,784
United Natural Foods, Inc.*	765	14,512
Universal Corp.	450	13,464
Sanderson Farms, Inc.	356	13,368
Fresh Del Monte Produce, Inc.*	748	12,282
Hain Celestial Group, Inc.*	725	10,324
Lance, Inc.	476	9,910
Tootsie Roll Industries, Inc.	437	9,482
Nu Skin Enterprises, Inc.	885	9,284
Winn-Dixie Stores, Inc.*	970	9,273
Central Garden and Pet Co. - Class A*	1,155	8,686
J&J Snack Foods Corp.	246	8,509
Diamond Foods, Inc.	280	7,820
Vector Group Ltd.	589	7,651
Pantry, Inc.*	400	7,044
WD-40 Co.	290	7,001
Smart Balance, Inc.*	1,115	6,735
Nash Finch Co.	228	6,405
Weis Markets, Inc.	203	6,301
Alliance One International, Inc.*	1,595	6,125
Spartan Stores, Inc.	385	5,933
Darling International, Inc.*	1,460	5,417
Chiquita Brands International, Inc.*	778	5,158
Cal-Maine Foods, Inc.	230	5,150
Star Scientific, Inc.*	1,175	5,029

See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	95

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
      RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Pricesmart, Inc.	263	$4,737
Andersons, Inc.	317	4,482
American Oriental Bioengineering, Inc.*	1,110	4,285
Coca-Cola Bottling Company
Consolidated	70	3,643
Village Super Market	110	3,429
Great Atlantic & Pacific Tea Company, Inc*	625	3,319
Ingles Markets, Inc. — Class A	215	3,210
Boston Beer Company, Inc. — Class A*	150	3,129
Prestige Brands Holdings, Inc. — Class A*	601	3,113
Zhongpin, Inc.*	330	2,930
USANA Health Sciences, Inc.*	120	2,683
Elizabeth Arden, Inc.*	436	2,542
Arden Group, Inc.	20	2,337
Calavo Growers, Inc.	186	2,236
American Dairy, Inc.*	126	2,131
Farmer Brothers Co.	116	2,065
Griffin Land & Nurseries, Inc.	60	1,982
Susser Holdings Corp.*	140	1,882
B&G Foods, Inc.	360	1,872
National Beverage Corp.*	190	1,742
China Sky One Medical, Inc.*	140	1,610
Synutra International, Inc.*	186	1,527
Imperial Sugar Company, Inc.	205	1,474
Inter Parfums, Inc.	247	1,440
Alico, Inc.	60	1,440
Mannatech, Inc.	277	922
HQ Sustainable Maritime Industries, Inc.*	120	918
Omega Protein Corp.*	330	871
AgFeed Industries, Inc.*	358	809
Schiff Nutrition International, Inc.*	158	711
Lifeway Foods, Inc.*	85	663
Reddy Ice Holdings, Inc.	324	476

Total Consumer Staples		462,572

MATERIALS 2.3%
Compass Minerals International, Inc.	580	32,695
Royal Gold, Inc.	520	24,315
Silgan Holdings, Inc.	450	23,643
Sensient Technologies Corp.	850	19,975
Olin Corp.	1,340	19,122
Rock-Tenn Co. — Class A	675	18,259
Calgon Carbon Corp.*	956	13,547
H.B. Fuller Co.	865	11,245
Minerals Technologies, Inc.	340	10,897
NewMarket Corp.	238	10,543
Texas Industries, Inc.	415	10,375
OM Group, Inc.*	535	10,336
Worthington Industries, Inc.	1,145	9,973
Coeur d’Alene Mines Corp.*	9,877	9,284
Arch Chemicals, Inc.	449	8,513
Balchem Corp.	329	8,268

		MARKET
	SHARES	VALUE

W.R. Grace & Co.*	1,290	$8,153
Deltic Timber Corp.	194	7,646
Amcol International Corp.	460	6,826
A. Schulman, Inc.	484	6,558
Kaiser Aluminum Corp.	281	6,497
Hecla Mining Co.*	3,003	6,006
Rockwood Holdings, Inc.*	750	5,955
Koppers Holdings, Inc.	370	5,372
Schweitzer-Mauduit International, Inc.	282	5,206
Glatfelter	805	5,023
Westlake Chemical Corp.	338	4,945
Brush Engineered Materials, Inc.*	356	4,938
Allied Nevada Gold Corp.*	806	4,715
RTI International Metals, Inc.*	400	4,680
American Vanguard Corp.	340	4,386
Wausau Paper Corp.	785	4,129
Louisiana-Pacific Corp.	1,851	4,128
Zep, Inc.	378	3,867
PolyOne Corp.*	1,665	3,846
Haynes International, Inc.*	205	3,653
Horsehead Holding Corp.*	630	3,465
Zoltek Companies, Inc.*	490	3,337
Solutia, Inc.*	1,685	3,151
LSB Industries, Inc.*	314	3,105
Myers Industries, Inc.	500	3,070
Stepan Co.	105	2,866
GenTek, Inc.*	161	2,816
A.M. Castle & Co.	290	2,587
Stillwater Mining Co.*	695	2,572
Olympic Steel, Inc.	156	2,367
Headwaters, Inc.*	750	2,355
Landec Corp.*	405	2,256
Graphic Packaging Holding Co.*	2,591	2,254
Innophos Holdings, Inc.	190	2,143
ShengdaTech, Inc.*	541	1,677
Clearwater Paper Corp.*	203	1,630
AEP Industries, Inc.*	100	1,527
Innospec, Inc.	405	1,527
Buckeye Technologies, Inc.*	700	1,491
Quaker Chemical Corp.	185	1,469
Spartech Corp.	550	1,353
U S Concrete, Inc.*	658	1,316
Universal Stainless & Alloy*	124	1,199
General Moly, Inc.*	1,125	1,193
NL Industries, Inc.	116	1,160
Ferro Corp.	778	1,113
ICO, Inc.*	486	1,001
Bway Holding Co.*	125	986
Neenah Paper, Inc.	260	944
United States Lime & Minerals, Inc.*	30	821
KapStone Paper and Packaging Corp.*	316	777
Penford Corp.	200	726
Flotek Industries, Inc.*	413	648

96	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)
March 31, 2009
      RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

AbitibiBowater, Inc.*	953	$524
General Steel Holdings, Inc.*	185	487
Boise, Inc.*	631	385
China Precision Steel, Inc.*	308	360
Mercer International, Inc.*	540	356
Sutor Technology Group Ltd.*	125	175
Verso Paper Corp.	246	157
China Direct, Inc.*	116	146

Total Materials		411,011

TELECOMMUNICATION SERVICES 0.8%
tw telecom Inc.*	2,636	23,065
Syniverse Holdings, Inc.*	920	14,499
Centennial Communications Corp.*	1,210	9,995
Premiere Global Services, Inc.*	1,113	9,817
NTELOS Holdings Corp.	540	9,796
Shenandoah Telecommunications Co.	424	9,667
Cincinnati Bell, Inc.*	4,132	9,504
Cbeyond, Inc.*	415	7,815
Iowa Telecommunications Services, Inc.	570	6,532
Cogent Communications Group, Inc.*	795	5,724
General Communication, Inc. — Class A*	805	5,377
Alaska Communications Systems Group, Inc.	778	5,213
Consolidated Communications Holdings, Inc.	405	4,155
USA Mobility, Inc.	410	3,776
Global Crossing*	474	3,318
PAETEC Holding Corp.*	2,220	3,197
iPCS, Inc. — Class A*	310	3,010
Atlantic Tele-Network, Inc.	155	2,973
Fairpoint Communications, Inc.	1,595	1,244
Virgin Mobile USA, Inc. — Class A*	656	846
ICO Global Communications Holdings Ltd.*	1,860	651
TerreStar Corp.*	1,040	582
FiberTower Corp.*	2,160	432
Vonage Holdings Corp.*	918	367
IDT Corp.*	315	365
Ibasis, Inc.*	542	363
Globalstar, Inc.*	904	316

Total Telecommunication Services		142,599

Total Common Stocks
(Cost $14,750,528)		11,236,525

WARRANTS 0.0%
CONSUMER DISCRETIONARY 0.0%
Krispy Kreme Doughnuts, Inc.*
$12.21, 03/02/12	250	3

Total Consumer Discretionary		3

Total Warrants
(Cost $—)		3

		MARKET
	SHARES	VALUE

RIGHTS 0.0%
FINANCIALS 0.0%
United America Indemnity Ltd.*
Expires 04/06/09	300	$141

Total Financials		141

Total Rights
(Cost $503)		141

	FACE
	AMOUNT
REPURCHASE AGREEMENTS† 16.5%
Credit Suisse Group issued 03/31/09 at 0.15% due 04/01/09	$2,105,643	2,105,643
Mizuho Financial Group, Inc. issued 03/31/09 at 0.16% due 04/01/09	776,718	776,718
Morgan Stanley issued 03/31/09 at 0.05% due 04/01/09	53,433	53,433

Total Repurchase Agreements
(Cost $2,935,794)		2,935,794

Total Investments 79.7%
(Cost $17,686,825)		$14,172,463

Other Assets in Excess of Liabilities – 20.3%		$3,606,719

Net Assets – 100.0%		$17,779,182

		Unrealized
	Contracts	Gain (Loss)

FUTURES CONTRACTS PURCHASED
June 2009 Russell 2000 Index Mini Futures Contracts (Aggregate Market Value of Contracts $9,755,710)	233	$(12,576)

	UNITS
EQUITY INDEX SWAP AGREEMENTS
Goldman Sachs International April 2009 Russell 2000 Index Swap, Terminating 04/06/09** (Notional Market Value $4,146,832)	9,809	$134,028
Credit Suisse Capital, LLC June 2009 Russell 2000 Index Swap, Terminating 06/26/09** (Notional Market Value $1,524,903)	3,607	(12,726)

(Total Notional Market Value $5,671,735)		$121,302

*	Non-Income Producing Security.

**	Total Return based on Russell 2000 Index +/- financing at a variable rate.

†	Repurchase Agreements — See Note 6.
See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	97

SCHEDULE OF INVESTMENTS
March 31, 2009
      RUSSELL 2000® FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 36.9%

FINANCIALS 7.6%
Aspen Insurance Holdings Ltd.	1,215	$27,289
Realty Income Corp.	1,441	27,120
Senior Housing Properties Trust	1,634	22,909
Validus Holdings Ltd.	932	22,070
ProAssurance Corp.*	456	21,259
FirstMerit Corp.	1,155	21,021
Platinum Underwriters Holdings Ltd.	697	19,767
Knight Capital Group, Inc. — Class A*	1,336	19,693
Highwoods Properties, Inc.	902	19,321
UMB Financial Corp.	444	18,866
Westamerica Bancorporation	414	18,862
Greenhill & Company, Inc.	252	18,610
First Niagara Financial Group, Inc.	1,681	18,323
NewAlliance Bancshares, Inc.	1,540	18,080
IPC Holdings Ltd.	663	17,928
National Retail Properties, Inc.	1,113	17,630
MFA Mortgage Investments, Inc.	2,969	17,458
Montpelier Re Holdings Ltd.	1,330	17,237
Omega Healthcare Investors, Inc.	1,164	16,389
Stifel Financial Corp.*	363	15,722
Prosperity Bancshares, Inc.	565	15,453
Corporate Office Properties Trust SBI	597	14,824
First Financial Bankshares, Inc.	300	14,451
Signature Bank*	498	14,059
Max Capital Group Ltd.	804	13,861
Tanger Factory Outlet Centers, Inc.	449	13,856
Home Properties, Inc.	452	13,854
RLI Corp.	275	13,805
Glacier Bancorp, Inc.	865	13,589
Argo Group International Holdings Ltd.*	440	13,257
Potlatch Corp.	563	13,056
Trustmark Corp.	700	12,866
Washington Real Estate Investment Trust	742	12,837
Zenith National Insurance Corp.	530	12,778
Healthcare Realty Trust, Inc.	844	12,652
Tower Group, Inc.	509	12,537
Mid-America Apartment Communities, Inc.	400	12,332
Odyssey Re Holdings Corp.	310	11,758
Hancock Holding Co.	372	11,636
Susquehanna Bancshares, Inc.	1,225	11,429
Equity Lifestyle Properties, Inc.	293	11,163
PHH Corp.*	773	10,861

		MARKET
	SHARES	VALUE

First Commonwealth Financial Corp.	1,213	$10,759
Old National Bancorp	940	10,500
American Campus Communities, Inc.	602	10,451
IBERIABANK Corp.	226	10,382
Franklin Street Properties Corp., Inc.	838	10,307
NBT Bancorp, Inc.	457	9,889
Eastgroup Properties, Inc.	348	9,768
Interactive Brokers Group, Inc. — Class A*	584	9,420
FNB Corp.	1,223	9,380
National Penn Bancshares, Inc.	1,130	9,379
United Bankshares, Inc.	544	9,379
Selective Insurance Group, Inc.	766	9,315
Provident Financial Services, Inc.	852	9,210
Navigators Group, Inc.*	195	9,200
Capstead Mortgage Corp.	847	9,097
Park National Corp.	158	8,808
WesBanco, Inc.	383	8,744
National Health Investors, Inc.	320	8,598
SVB Financial Group*	428	8,564
Anworth Mortgage Asset Corp.	1,342	8,226
Pinnacle Financial Partners, Inc.*	345	8,180
Investors Real Estate Trust	817	8,056
Delphi Financial Group, Inc. — Class A	590	7,941
Brookline Bancorp, Inc.	831	7,895
PS Business Parks, Inc.	212	7,812
DCT Industrial Trust, Inc.	2,448	7,760
Community Bank System, Inc.	463	7,755
BioMed Realty Trust, Inc.	1,144	7,745
Umpqua Holding Corp.	853	7,728
Financial Federal Corp.	358	7,582
KBW, Inc.*	372	7,570
Redwood Trust, Inc.	493	7,568
Entertainment Properties Trust	471	7,423
Cathay General Bancorp	705	7,353
Hilltop Holdings, Inc.*	641	7,307
S&T Bancorp, Inc.	343	7,275
Chemical Financial Corp.	344	7,159
Safety Insurance Group, Inc.	230	7,148
Apollo Investment Corp.	2,022	7,037
Pico Holdings, Inc.*	234	7,036
United Fire & Casualty Co.	320	7,027
Infinity Property & Casualty Corp.	205	6,956
Piper Jaffray Companies, Inc.*	267	6,886
optionsXpress Holdings, Inc.	604	6,867
Sterling Bancshares, Inc.	1,042	6,815
Employers Holdings, Inc.	710	6,773
Ezcorp, Inc. — Class A*	581	6,722
Ares Capital Corp.	1,386	6,708

98	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
      RUSSELL 2000® FUND

		MARKET
	SHARES	VALUE

Extra Space Storage, Inc.	1,217	$6,706
MB Financial Corp.	488	6,637
Greenlight Capital Re Ltd. — Class A*	413	6,596
Chimera Investment Corp.	1,941	6,522
TrustCo Bank Corp.	1,073	6,459
Post Properties, Inc.	635	6,439
Cash America International, Inc.	410	6,421
thinkorswim Group, Inc.*	742	6,411
City Holding Co.	232	6,331
Sovran Self Storage, Inc.	310	6,225
Bank Mutual Corp.	687	6,224
CVB Financial Corp.	937	6,212
Harleysville Group, Inc.	190	6,044
First Midwest Bancorp, Inc.	693	5,953
Portfolio Recovery Associates, Inc.*	217	5,824
Ocwen Financial Corp.*	507	5,795
First Financial Corp.	157	5,793
Alexander’s, Inc.	34	5,793
LTC Properties, Inc.	328	5,753
Inland Real Estate Corp.	810	5,743
Community Trust Bancorp, Inc.	213	5,698
eHealth, Inc.*	354	5,668
Equity One, Inc.	464	5,656
International Bancshares Corp.	725	5,655
SWS Group, Inc.	355	5,513
Hatteras Financial Corp.	218	5,448
DiamondRock Hospitality Co.	1,355	5,434
Assured Guaranty Ltd.	794	5,375
Investors Bancorp, Inc.*	630	5,336
First Financial Bancorp	533	5,079
Simmons First National Corp.	200	5,038
PacWest Bancorp	348	4,987
Provident New York Bancorp	572	4,891
Acadia Realty Trust	460	4,881
Horace Mann Educators Corp.	580	4,855
Universal Health Realty Income Trust	166	4,852
Meadowbrook Insurance Group, Inc.	794	4,843
TowneBank	295	4,817
Stewart Information Services Corp.	240	4,680
Getty Realty Corp.	254	4,661
SY Bancorp, Inc.	191	4,641
Beneficial Mutual Bancorp, Inc.*	470	4,630
American Physicians Capital, Inc.	110	4,501
PrivateBancorp, Inc.	308	4,454
FPIC Insurance Group, Inc.*	120	4,444
Pacific Capital Bancorp	655	4,434
Riskmetrics Group, Inc.*	308	4,401
Texas Capital Bancshares, Inc.*	390	4,391
CNA Surety Corp.*	238	4,389
Enstar Group*	77	4,337

		MARKET
	SHARES	VALUE

First Bancorp Puerto Rico	1,009	$4,298
Bank of the Ozarks, Inc.	184	4,247
Amerisafe, Inc.*	273	4,182
Wintrust Financial Corp.	340	4,182
First Cash Financial Services, Inc.*	279	4,163
East-West Bancorp, Inc.	905	4,136
Medical Properties Trust Inc.	1,133	4,135
Northwest Bancorp, Inc.	244	4,124
Cousins Properties, Inc.	625	4,025
Westfield Financial, Inc.	454	3,995
Urstadt Biddle Properties, Inc.	295	3,959
Forestar Real Estate Group, Inc.*	510	3,902
Berkshire Hills Bancorp, Inc.	170	3,896
Citizens, Inc.*	533	3,875
Home Bancshares, Inc.	194	3,874
World Acceptance Corp.*	226	3,865
StellarOne Corp.	323	3,847
Renasant Corp.	302	3,793
1st Source Corp.	208	3,754
Harleysville National Corp.	613	3,715
Banco Latinoamericano de Exportaciones SA	395	3,701
Suffolk Bancorp	142	3,691
GAMCO Investors, Inc. — Class A	113	3,689
Bancfirst Corp.	100	3,640
State Auto Financial Corp.	204	3,590
Prospect Capital Corp.	420	3,578
Danvers Bancorp, Inc.	253	3,494
First Merchants Corp.	315	3,399
Independent Bank Corp.	230	3,393
National Western Life Insurance Co. — Class A	30	3,390
MarketAxess Holdings, Inc.*	441	3,369
Flagstone Reinsurance Holdings	430	3,350
LaSalle Hotel Properties	573	3,346
Lakeland Financial Corp.	174	3,339
Tompkins Financial Corp.	77	3,311
Southside Bancshares, Inc.	175	3,308
Tejon Ranch Co.*	160	3,307
Provident Bankshares Corp.	466	3,285
SCBT Financial Corp.	157	3,281
Triko Bancshares	196	3,281
Dollar Financial Corp.*	344	3,275
American Equity Investment Life Holding Co.	784	3,261
Westwood Holdings Group, Inc.	83	3,244
Univest Corp. of Pennsylvania	184	3,220
Ambac Financial Group, Inc.	4,076	3,179
Maiden Holdings Ltd.	704	3,147
United Financial Bancorp, Inc.	240	3,142
SeaBright Insurance Holdings, Inc.*	300	3,138

See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	99

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
      RUSSELL 2000® FUND

		MARKET
	SHARES	VALUE

First Mercury Financial Corp.*	215	$3,105
Northfield Bancorp, Inc.	284	3,104
Washington Trust Bancorp, Inc.	190	3,088
Compass Diversified Trust	344	3,068
Dime Community Bancshares	326	3,058
Capital Southwest Corp.	40	3,056
TradeStation Group, Inc.*	460	3,036
GFI Group, Inc.	939	3,014
Saul Centers, Inc.	130	2,986
Arrow Financial Corp.	126	2,985
ESSA Bancorp, Inc.	222	2,955
MVC Capital, Inc.	350	2,944
Abington Bancorp, Inc.	353	2,923
First Potomac Realty Trust	392	2,881
BankFinancial Corp.	284	2,831
First Busey Corp.	364	2,825
Citizens Banking Corp.*	1,790	2,775
Sun Communities, Inc.	234	2,768
Boston Private Financial Holdings, Inc.	785	2,755
Lexington Realty Trust	1,145	2,725
LaBranche & Company, Inc.*	728	2,723
Cohen & Steers, Inc.	243	2,712
Kearny Financial Corp.	251	2,630
Sandy Spring Bancorp, Inc.	234	2,611
Union Bankshares Corp.	188	2,604
Colonial BancGroup, Inc.	2,875	2,588
Sterling Bancorp	260	2,574
Heartland Financial USA, Inc.	190	2,573
Donegal Group, Inc. — Class A	167	2,567
Colonial Properties Trust	673	2,564
UCBH Holdings, Inc.	1,670	2,522
Camden National Corp.	110	2,514
Republic Bancorp, Inc.	133	2,483
Oritani Financial Corp.*	175	2,450
American Capital Agency Corp.	143	2,447
Citizens & Northern Corp.	131	2,422
First Financial Northwest, Inc.	290	2,419
United Community Banks, Inc.	579	2,407
First Bancorp	200	2,394
Presidential Life Corp.	307	2,392
MainSource Financial Group, Inc.	295	2,372
Lakeland Bancorp, Inc.	294	2,361
Baldwind & Lyons, Inc. — Class B	124	2,346
Hercules Technology Growth Capital, Inc.	467	2,335
Crawford & Co. — Class B*	344	2,312
Central Pacific Financial Corp.	411	2,302
Consolidated-Tomoka Land Co.	76	2,257
Parkway Properties, Inc.	217	2,235
Peapack Gladstone Financial Corp.	123	2,218
Nelnet, Inc. — Class A*	250	2,210

		MARKET
	SHARES	VALUE

Kansas City Life Insurance Co.	60	$2,151
Evercore Partners, Inc. — Class A	137	2,117
Radian Group, Inc.	1,142	2,078
Amtrust Financial Services, Inc.	217	2,072
Sunstone Hotel Investors, Inc.	771	2,028
Southwest Bancorp, Inc.	215	2,017
Shore Bancshares, Inc.	120	2,010
Capital City Bank Group, Inc.	172	1,971
Cardinal Financial Corp.	342	1,963
Peoples Bancorp, Inc.	150	1,947
WSFS Financial Corp.	87	1,945
ViewPoint Financial Group	158	1,901
Gladstone Capital Corp.	303	1,897
Phoenix Companies, Inc.	1,620	1,895
Ashford Hospitality Trust, Inc.	1,230	1,894
PMA Capital Corp.*	454	1,893
First Bancorp, Inc.	119	1,887
West Bancorporation, Inc.	252	1,877
NorthStar Realty Finance Corp.	794	1,842
Monmouth Real Estate Investment Corp. — Class A	277	1,831
Mission West Properties	284	1,818
Flushing Financial Corp.	300	1,806
Credit Acceptance Corp.*	84	1,805
National Financial Partners Corp.	563	1,802
Life Partners Holdings, Inc.	105	1,791
Agree Realty Corp.	113	1,773
Pennsylvania Real Estate Investment Trust	498	1,768
American Safety Insurance Holdings Ltd.*	150	1,727
Oriental Financial Group	350	1,708
Pacific Continental Corp.	146	1,699
EMC Insurance Group, Inc.	80	1,686
Bryn Mawr Bank Corp.	99	1,668
Columbia Banking Systems, Inc.	260	1,664
Green Bankshares, Inc.	186	1,637
First Community Bancshares, Inc.	140	1,634
Smithtown Bancorp, Inc.	143	1,613
BancTrust Financial Group, Inc.	252	1,595
Penson Worldwide Company, Inc.*	243	1,562
Medallion Financial Corp.	210	1,556
Roma Financial Corp.	120	1,554
First Industrial Realty Trust, Inc.	634	1,553
NGP Capital Resources Co.	311	1,546
Enterprise Financial Services Corp.	158	1,542
State Bancorp, Inc.	200	1,540
Ames National Corp.	90	1,538
Sterling Savings Bank	740	1,532
Clifton Savings Bancorp, Inc.	150	1,500

100	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
      RUSSELL 2000® FUND

		MARKET
	SHARES	VALUE

National Interstate Corp.	87	$1,471
Centerstate Banks of Florida, Inc.	133	1,464
Ramco-Gershenson Properties Trust	223	1,438
Western Alliance Bancorp, Inc.*	315	1,436
U-Store-It Trust	702	1,418
Education Realty Trust, Inc.	405	1,413
CoBiz Financial, Inc.	267	1,402
Avatar Holdings Inc.*	93	1,393
Wilshire Bancorp, Inc.	269	1,388
Calamos Asset Management, Inc. — Class A	287	1,380
Harris & Harris Group, Inc.*	373	1,380
MCG Capital Corp.	1,072	1,372
Farmers Capital Bank Corp.	87	1,363
Guaranty Financial Group, Inc.*	1,289	1,353
Oceanfirst Financial Corp.	132	1,349
First Financial Holdings, Inc.	173	1,323
Guaranty Bancorp*	749	1,311
Kayne Anderson Energy Development Co.	140	1,308
Hersha Hospitality Trust	682	1,296
Meridian Interstate Bancorp, Inc.*	153	1,288
Pennsylvania Commerce Bancorp, Inc.*	70	1,288
Old Second Bancorp, Inc.	200	1,270
First Marblehead Corp.*	980	1,264
CapLease, Inc.	640	1,261
Financial Institutions, Inc.	160	1,219
FelCor Lodging Trust, Inc.	894	1,216
Rockville Financial, Inc.	133	1,210
FBR Capital Markets Corp.*	365	1,201
South Financial Group, Inc.	1,088	1,197
Associated Estates Realty Corp.	210	1,193
Yadkin Valley Financial Corp.	160	1,192
Broadpoint Securities Group, Inc.*	358	1,181
Gladstone Investment Corp.	308	1,177
First South Bancorp, Inc.	110	1,168
Premierwest Bancorp	287	1,152
DuPont Fabros Technology, Inc.	167	1,149
NASB Financial, Inc.	46	1,146
PennantPark Investment Corp.	302	1,133
Epoch Holding Corp.	164	1,127
Fifth Street Finance Corp.	143	1,107
Winthrop Realty Trust	160	1,106
Asset Acceptance Capital Corp.*	208	1,104
Sun Bancorp, Inc.*	212	1,100
Sanders Morris Harris Group Inc.	282	1,100
Sierra Bancorp	110	1,070
RAIT Financial Trust	877	1,070
BGC Partners, Inc. — Class A	477	1,054

		MARKET
	SHARES	VALUE

United America Indemnity Ltd. — Class A*	260	$1,045
Care Investment Trust, Inc.	190	1,037
Advance America Cash Advance Centers, Inc.	590	997
Thomas Weisel Partners Group, Inc.*	277	992
Diamond Hill Investment Group, Inc.*	25	983
Cedar Shopping Centers, Inc.	542	943
Nara Bancorp, Inc.	318	935
United Security Bancshares	125	920
Resource Capital Corp.	296	900
Ameris Bancorp	190	895
Cogdell Spencer, Inc.	170	867
US Global Investors, Inc. — Class A	178	867
Encore Capital Group, Inc.*	190	861
Kite Realty Group Trust	340	833
Capitol Bancorp Ltd.	200	830
Fox Chase Bancorp, Inc.*	87	822
First Place Financial Corp.	240	806
Ladenburg Thalmann Financial Services, Inc.*	1,521	806
Encore Bancshares, Inc.*	90	798
Heritage Commerce Corp.	151	793
NewStar Financial, Inc.*	338	784
BlackRock Kelso Capital Corp.	184	771
Kohlberg Capital Corp.	250	765
Glimcher Realty Trust	543	760
Home Federal Bancorp, Inc.	87	760
FBL Financial Group, Inc. — Class A	180	747
Strategic Hotels & Resorts, Inc.	1,065	735
Frontier Financial Corp.	667	734
NYMAGIC, Inc.	60	732
FCStone Group, Inc.*	316	720
The PMI Group, Inc.	1,148	712
Hanmi Financial Corp.	530	689
Flagstar Bancorp, Inc.*	853	640
Seacoast Banking Corporation of Florida	210	636
City Bank	190	627
Banner Corp.	212	617
International Assets Holding Corp.*	60	611
Maui Land & Pineapple Company, Inc.*	70	594
First Acceptance Corp.*	238	576
Gramercy Capital Corp.	593	575
Resource America, Inc. — Class A	144	575
CompuCredit Corp.*	230	564
Hallmark Financial Services, Inc.*	80	554
Integra Bank Corp.	288	544

See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	101

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
      RUSSELL 2000® FUND

		MARKET
	SHARES	VALUE

Patriot Capital Funding, Inc.	293	$536
Stratus Properties, Inc.*	87	526
Cascade Bancorp.	320	522
Primus Guaranty Ltd.*	328	515
Virtus Investment Partners, Inc.*	78	508
Brooklyn Federal Bancorp, Inc.	46	507
West Coast Bancorp	224	497
Newcastle Investment Corp.	750	488
Ampal American Israel — Class A*	284	486
Santander BanCorp	60	473
United Community Financial Corp.	383	463
Independence Holding Co.	90	451
Amcore Financial, Inc.	277	443
Friedman Billings Ramsey Group, Inc. — Class A*	2,101	420
Thomas Properties Group, Inc.	345	407
Maguire Properties, Inc.*	542	390
One Liberty Properties, Inc.	110	387
Anchor BanCorp Wisconsin, Inc.	273	369
Advanta Corp.	542	358
Federal Agricultural Mortgage Corp.	130	348
Midwest Banc Holdings, Inc.	319	322
Cardtronics, Inc.*	180	319
Grubb & Ellis Co.	490	309
Anthracite Capital, Inc.	835	284
Capital Trust, Inc. — Class A	242	266
W Holding Company, Inc.	26	236
Waterstone Financial, Inc.*	100	204
Pzena Investment Management, Inc. — Class A	87	166
Doral Financial Corp.*	83	149
Arbor Realty Trust, Inc.	204	147
Corus Bankshares, Inc.*	543	147
Meruelo Maddux Properties, Inc.*	608	44
FX Real Estate and Entertainment, Inc.*	150	24

Total Financials		1,845,036

INFORMATION TECHNOLOGY 6.8%
Sybase, Inc.*	1,135	34,379
Micros Systems, Inc.*	1,163	21,806
Macrovision Solutions Corp.*	1,172	20,850
PMC — Sierra, Inc.*	3,112	19,855
Polycom, Inc.*	1,242	19,114
Solera Holdings, Inc.*	767	19,006
Skyworks Solutions, Inc.*	2,329	18,772
3Com Corp.*	5,737	17,727
VistaPrint Ltd.*	635	17,456
Jack Henry & Associates, Inc.	1,062	17,332
Informatica Corp.*	1,263	16,747
InterDigital, Inc.*	637	16,447

		MARKET
	SHARES	VALUE

Parametric Technology Corp.*	1,640	$16,367
Perot Systems Corp. — Class A*	1,230	15,842
Digital River, Inc.*	529	15,775
CACI International, Inc. — Class A*	430	15,691
TIBCO Software, Inc.*	2,499	14,669
Cybersource Corp.*	980	14,514
Blackboard, Inc.*	441	13,997
j2 Global Communications, Inc.*	631	13,813
Microsemi Corp.*	1,177	13,653
Anixter International, Inc.*	420	13,306
Palm, Inc.*	1,522	13,120
Synaptics, Inc.*	483	12,925
ADTRAN, Inc.	797	12,919
Arris Group, Inc.*	1,746	12,868
Formfactor, Inc.*	695	12,524
Atheros Communications, Inc.*	840	12,314
Tekelec*	928	12,277
Mantech International Corp. — Class A*	291	12,193
Quest Software, Inc.*	946	11,995
Concur Technologies, Inc.*	616	11,821
Semtech Corp.*	885	11,815
Omniture, Inc.*	890	11,739
Quality Systems, Inc.	250	11,312
Net 1 UEPS Technologies, Inc.*	715	10,875
Benchmark Electronics, Inc.*	960	10,752
Ariba, Inc.*	1,215	10,607
Riverbed Technology, Inc.*	803	10,503
ValueClick, Inc.*	1,230	10,467
MKS Instruments, Inc.*	707	10,372
Progress Software Corp.*	593	10,294
EarthLink, Inc.*	1,560	10,249
TiVo, Inc.*	1,450	10,208
MAXIMUS, Inc.	254	10,124
Wright Express Corp.*	547	9,966
Infinera Corp.*	1,326	9,812
Fair Isaac Corp.	693	9,751
Cymer, Inc.*	428	9,527
Gartner, Inc. — Class A*	845	9,303
Tessera Technologies, Inc.*	693	9,265
ACI Worldwide, Inc.*	489	9,169
Take-Two Interactive Software, Inc.	1,093	9,127
Intermec, Inc.*	872	9,069
EPIQ Systems, Inc.*	502	9,051
SRA International, Inc. — Class A*	604	8,879
Harmonic, Inc.*	1,344	8,736
Euronet Worldwide, Inc.*	667	8,711
Hittite Microwave Corp.*	278	8,674
Comtech Telecommunications Corp.*	344	8,521
Plantronics, Inc.	703	8,485

102	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
      RUSSELL 2000® FUND

		MARKET
	SHARES	VALUE

AsiaInfo Holdings, Inc.*	490	$8,256
FEI Co.*	521	8,039
Cabot Microelectronics Corp.*	333	8,002
Advent Software, Inc.*	238	7,928
Tyler Technologies, Inc.*	540	7,900
Plexus Corp.*	569	7,864
Avocent Corp.*	640	7,770
Websense, Inc.*	644	7,728
DealerTrack Holdings, Inc.*	574	7,519
ViaSat, Inc.*	360	7,495
Electronics for Imaging, Inc.*	762	7,468
Cognex Corp.	559	7,463
Blackbaud, Inc.	640	7,430
Sycamore Networks, Inc.*	2,722	7,268
SPSS, Inc.*	254	7,221
CSG Systems International, Inc.*	505	7,211
Lawson Software, Inc.*	1,680	7,140
ATMI, Inc.*	457	7,052
Cogent, Inc.*	584	6,950
Scansource, Inc.*	374	6,949
Rofin-Sinar Technologies, Inc.*	417	6,722
Power Integrations, Inc.	390	6,708
Commvault Systems, Inc.*	610	6,692
Starent Networks Corp.*	421	6,656
MercadoLibre, Inc.*	358	6,641
VeriFone Holdings, Inc.*	971	6,603
Netlogic Microsystems, Inc.*	240	6,595
Zoran Corp.*	742	6,530
Acxiom Corp.	874	6,468
Wind River Systems, Inc.*	976	6,246
Ultimate Software Group, Inc.*	354	6,110
Emulex Corp.*	1,207	6,071
Manhattan Associates, Inc.*	350	6,062
Netgear, Inc.*	503	6,061
DTS, Inc. — Class A*	250	6,015
Data Domain, Inc.*	475	5,971
Neutral Tandem, Inc.*	242	5,956
Standard Microsystems Corp.*	320	5,952
Black Box Corp.	250	5,902
Coherent, Inc.*	340	5,865
Monolithic Power Systems, Inc.*	374	5,797
MTS Systems Corp.	252	5,733
Mentor Graphics Corp.*	1,289	5,723
Blue Coat Systems, Inc.*	475	5,705
Teletech Holdings, Inc.*	521	5,674
Sapient Corp.*	1,250	5,587
L-1 Identity Solutions, Inc.*	1,035	5,289
Park Electrochemical Corp.	293	5,063
Triquint Semiconductor, Inc.*	2,046	5,054
Checkpoint Systems, Inc.*	561	5,032
Cavium Networks, Inc.*	435	5,020
RF Micro Devices, Inc.*	3,750	4,987
OmniVision Technologies, Inc.*	735	4,939
SYNNEX Corp.*	251	4,937
United Online, Inc.	1,104	4,924

		MARKET
	SHARES	VALUE

Sigma Designs, Inc.*	381	$4,740
Rogers Corp.*	249	4,701
DG FastChannel, Inc.*	250	4,692
Art Technology Group, Inc.*	1,833	4,674
Micrel, Inc.	650	4,576
Sonus Networks, Inc.*	2,902	4,556
Bankrate, Inc.*	180	4,491
Forrester Research, Inc.*	217	4,462
Applied Micro Circuits Corp.*	917	4,457
MicroStrategy, Inc. — Class A*	130	4,445
Diodes, Inc.*	414	4,393
Taleo Corp.*	370	4,373
TeleCommunication Systems, Inc. — Class A*	476	4,365
GSI Commerce, Inc.*	331	4,336
JDA Software Group, Inc.*	372	4,297
Amkor Technology, Inc.*	1,557	4,173
Brooks Automation, Inc.*	904	4,167
Ultratech, Inc.*	333	4,159
Adaptec, Inc.*	1,719	4,126
Constant Contact, Inc.*	290	4,057
Avid Technology, Inc.*	430	3,930
EMS Technologies, Inc.*	220	3,841
Universal Display Corp.*	414	3,796
Netezza Corp.*	557	3,788
Syntel, Inc.	183	3,766
Pegasystems, Inc.	200	3,714
Supertex, Inc.*	160	3,696
Loral Space & Communications, Inc.*	173	3,695
Actel Corp.*	363	3,674
MSC.Software Corp.*	644	3,632
Synchronoss Technologies, Inc.*	295	3,617
TTM Technologies, Inc.*	612	3,550
Advanced Energy Industries, Inc.*	466	3,509
Cirrus Logic, Inc.*	918	3,452
Echelon Corp.*	425	3,438
SonicWALL, Inc.*	769	3,430
S1 Corp.*	661	3,404
OSI SYSTEMS, Inc.*	223	3,403
Littelfuse, Inc.*	307	3,374
Cass Information Systems, Inc.	103	3,340
Exar Corp.*	533	3,326
The Knot, Inc.*	404	3,313
SAVVIS, Inc.*	530	3,281
STEC, Inc.*	440	3,243
Imation Corp.	420	3,213
Epicor Software Corp.*	840	3,200
Faro Technologies, Inc.*	238	3,199
Ixia*	610	3,154
comScore, Inc.*	259	3,131
Vocus, Inc.*	235	3,123
Daktronics, Inc.	473	3,098
BigBand Networks, Inc.*	470	3,078

See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	103

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
      RUSSELL 2000® FUND

		MARKET
	SHARES	VALUE

Brightpoint, Inc.*	715	$3,060
Volterra Semiconductor Corp.*	360	3,038
Veeco Instruments, Inc.*	455	3,035
Netscout Systems, Inc.*	420	3,007
RightNow Technologies, Inc.*	390	2,952
NIC, Inc.	566	2,943
THQ, Inc.*	950	2,888
Digi International, Inc.*	374	2,869
RealNetworks, Inc.*	1,219	2,840
TNS, Inc.*	346	2,830
Electro Rent Corp.	290	2,796
IXYS Corp.	344	2,773
SuccessFactors, Inc.*	355	2,709
ShoreTel, Inc.*	616	2,655
Move, Inc.*	1,827	2,649
Actuate Corp.*	863	2,641
Switch & Data Facilities Company, Inc.*	294	2,578
DemandTec, Inc.*	294	2,572
InfoSpace, Inc.*	493	2,564
Novatel Wireless, Inc.*	454	2,551
3PAR, Inc.*	388	2,549
Seachange International, Inc.*	443	2,534
LoopNet, Inc.*	416	2,529
Silicon Image, Inc.*	1,037	2,489
Finisar Corp.*	5,619	2,472
Perficient, Inc.*	450	2,430
Stratasys, Inc.*	288	2,382
Cohu, Inc.	328	2,362
Advanced Analogic Technologies, Inc.*	652	2,347
NCI, Inc.*	90	2,340
Aruba Networks, Inc.*	743	2,333
Bel Fuse, Inc. — Class B	173	2,325
Vignette Corp.*	348	2,325
Anaren, Inc.*	212	2,319
Electro Scientific Industries, Inc.*	390	2,309
Heartland Payment Systems, Inc.	349	2,307
Sanmina-SCI Corp.*	7,559	2,305
Symmetricom, Inc.*	652	2,282
Kopin Corp.*	980	2,274
IPG Photonics Corp.*	270	2,273
Oplink Communications, Inc.*	295	2,271
Cogo Group, Inc.*	339	2,265
Lattice Semiconductor Corp.*	1,640	2,263
Newport Corp.*	510	2,254
Smith Micro Software, Inc.*	430	2,249
Kulicke & Soffa Industries, Inc.*	858	2,248
Pericom Semiconductor Corp.*	307	2,244
Ebix, Inc.*	90	2,236
Internet Capital Group, Inc.*	551	2,221
Ciber, Inc.*	811	2,214
Global Cash Access Holdings, Inc.*	571	2,181
Vasco Data Security International*	377	2,175

		MARKET
	SHARES	VALUE

Comverge, Inc.*	310	$2,154
Ceva, Inc.*	295	2,148
Compellent Technologies, Inc.*	197	2,137
Acme Packet, Inc.*	352	2,137
Symyx Technologies, Inc.*	476	2,118
Integral Systems, Inc.*	241	2,073
Insight Enterprises, Inc.*	667	2,041
Sourcefire, Inc.*	280	2,038
Multi-Fineline Electronix, Inc.*	120	2,021
Bottomline Technologies, Inc.*	307	2,020
Terremark Worldwide, Inc.*	750	2,018
Airvana, Inc.*	342	2,001
SiRF Technology Holdings, Inc.*	864	1,987
infoGROUP, Inc.*	475	1,976
Quantum Corp.*	2,925	1,960
Radisys Corp.*	320	1,939
Internap Network Services Corp.*	720	1,937
Methode Electronics, Inc. — Class A	537	1,922
DivX, Inc.*	380	1,911
Extreme Networks, Inc.*	1,253	1,905
NVE Corp.*	66	1,901
Rimage Corp.*	142	1,896
Rackspace Hosting*	252	1,887
OpenTV Corp.*	1,237	1,868
MIPS Technology, Inc.*	635	1,861
Anadigics, Inc.*	893	1,849
Internet Brands, Inc. — Class A*	314	1,843
Silicon Storage Technology, Inc.*	1,115	1,840
Maxwell Technologies, Inc.*	256	1,779
Mercury Computer Systems, Inc.*	320	1,770
i2 Technologies, Inc.*	224	1,770
ExlService Holdings, Inc.*	204	1,758
Interactive Intelligence, Inc.*	194	1,758
Online Resources Corp.*	415	1,747
Kenexa Corp. — Class A*	323	1,741
Radiant Systems, Inc.*	390	1,720
CTS Corp.	476	1,718
ModusLink Global Solutions, Inc.*	660	1,709
Globecomm Systems, Inc.*	295	1,708
Rackable Systems, Inc.*	420	1,705
American Software, Inc. — Class A	323	1,702
Double-Take Software, Inc.*	248	1,676
Cray, Inc.*	475	1,663
Ness Technologies, Inc.*	563	1,661
Keynote Systems, Inc.*	205	1,626
Intevac, Inc.*	310	1,615
Super Micro Computer, Inc.*	328	1,614
Opnet Technologies, Inc.*	186	1,613
China Security & Surveillance Technology, Inc.*	398	1,528
Liquidity Services Inc.*	214	1,496

104	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
      RUSSELL 2000® FUND

		MARKET
	SHARES	VALUE

DSP Group, Inc.*	332	$1,434
Microtune, Inc.*	774	1,409
Techwell, Inc.*	223	1,407
Entegris, Inc.*	1,628	1,400
Limelight Networks Inc.*	415	1,390
Harris Stratex Networks, Inc. — Class A*	358	1,378
Gevity HR, Inc.	348	1,375
Agilysys, Inc.	318	1,367
Entrust, Inc.*	867	1,309
Chordiant Software, Inc.*	430	1,303
Rudolph Technologies, Inc.*	430	1,303
FalconStor Software, Inc.*	542	1,295
Web.com Group, Inc.*	390	1,295
CPI International, Inc.*	136	1,278
ArcSight, Inc.*	100	1,277
SupportSoft, Inc.*	664	1,275
Renaissance Learning, Inc.	142	1,274
Trident Microsystems, Inc.*	870	1,270
Callidus Software, Inc.*	426	1,235
Utstarcom, Inc.*	1,570	1,225
Marchex, Inc.	343	1,180
Hughes Communications, Inc.*	97	1,167
Hackett Group, Inc.*	577	1,166
PC-Tel, Inc.	270	1,161
Immersion Corp.*	396	1,160
NetSuite, Inc.*	100	1,126
Powerwave Technologies, Inc.*	1,874	1,113
China Information Security Technology, Inc.*	328	1,036
Rubicon Technology, Inc.*	194	1,030
iGate Corp.	313	1,014
Zygo Corp.	217	996
Technitrol, Inc.	581	994
Unica Corp.*	200	966
Safeguard Scientifics, Inc.*	1,730	952
Semitool, Inc.*	323	898
Digimarc Corp.*	90	875
Smart Modular Technologies WWH, Inc.*	633	874
PLX Technology, Inc.*	400	868
Hutchinson Technology, Inc.*	330	858
PROS Holdings, Inc.*	184	856
Measurement Specialties, Inc.*	200	818
Gerber Scientific, Inc.*	338	808
Presstek, Inc.*	390	807
Deltek, Inc.*	184	797
Virtusa Corp.*	128	794
Emcore Corp.*	1,040	780
Monotype Imaging Holdings, Inc.*	208	778
Isilon Systems, Inc.*	350	770
ICx Technologies, Inc.*	190	770
Hypercom Corp.*	762	732
PC Mall, Inc.*	160	726

		MARKET
	SHARES	VALUE

MRV Communications, Inc.*	2,231	$692
Phoenix Technologies Ltd.*	410	664
Orbcomm, Inc.*	448	659
Bookham, Inc.*	1,442	620
Dice Holdings, Inc.*	223	620
Mattson Technology, Inc.*	704	592
Photronics, Inc.*	587	564
Parkervision, Inc.*	332	561
Axcelis Technologies, Inc.*	1,464	556
Guidance Software, Inc.*	133	543
AuthenTec, Inc.*	364	539
TheStreet.com, Inc.	263	518
Opnext, Inc.*	294	503
LTX-Credence Corp.*	1,785	500
PC Connection, Inc.*	130	494
TechTarget, Inc.*	200	480
Magma Design Automation, Inc.*	630	473
QAD, Inc.	178	450
Sonic Solutions, Inc.*	314	377
Avanex Corp.*	192	336
Ultra Clean Holdings*	278	297
Spansion, Inc.*	1,813	235
Asyst Technologies, Inc.*	714	200
Nextwave Wireless, Inc.*	692	111
Elixir Gaming Technologies, Inc.*	957	105
Entropic Communications, Inc.*	128	95
HSW International, Inc.*	398	66

Total Information Technology		1,641,969

HEALTH CARE 5.8%
Myriad Genetics, Inc.*	1,260	57,292
Alexion Pharmaceuticals, Inc.*	1,153	43,422
OSI Pharmaceuticals, Inc.*	812	31,067
Immucor, Inc.*	995	25,024
Onyx Pharmaceuticals, Inc.*	794	22,669
Magellan Health Services, Inc.*	586	21,354
Allscripts Healthcare Solutions, Inc.	2,072	21,321
United Therapeutics Corp.*	321	21,215
AMERIGROUP Corp.*	757	20,848
Haemonetics Corp.*	372	20,490
Thoratec Corp.*	774	19,884
Steris Corp.	835	19,439
Owens & Minor, Inc.	584	19,348
Isis Pharmaceuticals, Inc.*	1,282	19,243
Masimo Corp.*	653	18,924
Bio-Rad Laboratories, Inc. — Class A*	275	18,122
CV Therapeutics, Inc.*	858	17,057
Alkermes, Inc.*	1,363	16,533
Auxilium Pharmaceuticals, Inc.*	584	16,188
Valeant Pharmaceuticals International*	901	16,029
NuVasive, Inc.*	507	15,910
West Pharmaceutical Services, Inc.	462	15,158

See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	105

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
      RUSSELL 2000® FUND

		MARKET
	SHARES	VALUE

Cubist Pharmaceuticals, Inc.*	804	$13,153
PSS World Medical, Inc.*	877	12,585
Psychiatric Solutions, Inc.*	800	12,584
Chemed Corp.	322	12,526
Theravance, Inc.*	731	12,427
Dionex Corp.*	261	12,332
Sequenom, Inc.*	866	12,315
Regeneron Pharmaceuticals, Inc.*	881	12,211
PDL BioPharma, Inc.	1,694	11,994
American Medical Systems Holdings, Inc.*	1,028	11,462
HMS Holdings Corp.*	348	11,449
Centene Corp.*	622	11,208
Healthsouth Corp.*	1,248	11,082
Luminex Corp.*	590	10,691
Acorda Therapeutics, Inc.*	535	10,598
Amedisys, Inc.*	381	10,474
Meridian Bioscience, Inc.	574	10,401
Varian, Inc.*	418	9,923
Medicis Pharmaceutical Corp. — Class A	802	9,921
Volcano Corp.*	673	9,792
Alnylam Pharmaceuticals, Inc.*	507	9,653
Catalyst Health Solutions, Inc.*	475	9,414
Medarex, Inc.*	1,818	9,326
Seattle Genetics, Inc.*	911	8,982
AMAG Pharmaceuticals, Inc.*	243	8,935
Celera Corp.*	1,140	8,698
Martek Biosciences Corp.	470	8,577
Medicines Co.*	740	8,022
Eclipsys Corp.*	768	7,788
Parexel International Corp.*	800	7,784
Phase Forward, Inc.*	608	7,776
InterMune, Inc.*	470	7,727
XenoPort, Inc.*	388	7,512
Invacare Corp.	456	7,310
PharMerica Corp.*	430	7,155
AmSurg Corp.*	451	7,148
ev3, Inc.*	1,002	7,114
Nektar Therapeutics*	1,314	7,082
Align Technology, Inc.*	877	6,955
athenahealth, Inc.*	288	6,944
Wright Medical Group, Inc.*	529	6,893
Exelixis, Inc.*	1,490	6,854
Landauer, Inc.	133	6,740
Cougar Biotechnology, Inc.*	208	6,698
Medivation, Inc.*	358	6,541
Salix Pharmaceuticals Ltd.*	684	6,498
Greatbatch, Inc.*	318	6,153
Integra LifeSciences Holdings Corp.*	248	6,133
Analogic Corp.	191	6,116
Kindred Healthcare, Inc.*	400	5,980
Healthspring, Inc.*	705	5,901

		MARKET
	SHARES	VALUE

Viropharma, Inc.*	1,123	$5,896
Conmed Corp.*	406	5,850
Hanger Orthopedic Group, Inc.*	437	5,790
Cepheid, Inc.*	811	5,596
Dendreon Corp.*	1,326	5,569
Gentiva Health Services, Inc.*	358	5,442
ICU Medical, Inc.*	168	5,396
Abaxis, Inc.*	307	5,293
Geron Corp.*	1,170	5,230
Sun Healthcare Group, Inc.*	614	5,182
ImmunoGen, Inc.*	725	5,147
Conceptus, Inc.*	434	5,099
Res-Care, Inc.*	350	5,096
Optimer Pharmaceuticals, Inc.*	372	4,907
Genomic Health, Inc.*	200	4,876
National Healthcare Corp.	121	4,858
LHC Group, Inc.*	214	4,768
Merit Medical Systems, Inc.*	390	4,762
Universal American Financial Corp.*	562	4,760
Halozyme Therapeutics, Inc.*	860	4,696
Par Pharmaceutical Companies, Inc.*	495	4,688
Allos Therapeutics, Inc.*	754	4,660
Cyberonics, Inc.*	344	4,565
Odyssey HealthCare, Inc.*	470	4,559
RehabCare Group, Inc.*	260	4,534
Bruker BioSciences Corp.*	724	4,460
Orthofix International NV*	240	4,445
Healthways, Inc.*	498	4,367
Neogen Corp.*	200	4,366
SonoSite, Inc.*	243	4,345
Computer Programs & Systems, Inc.	130	4,325
Ligand Pharmaceuticals, Inc. — Class B*	1,449	4,318
Zoll Medical Corp.*	298	4,279
Vivus, Inc.*	986	4,260
MWI Veterinary Supply, Inc.*	147	4,187
Emergency Medical Services Corp. — Class A*	133	4,175
Momenta Pharmaceuticals, Inc.*	376	4,140
SurModics, Inc.*	217	3,960
Vnus Medical Technologies, Inc.*	184	3,914
Enzon Pharmaceuticals, Inc.*	640	3,885
inVentiv Health, Inc.*	475	3,876
Angiodynamics, Inc.*	342	3,844
Savient Pharmaceuticals, Inc.*	773	3,826
Kendle International, Inc.*	182	3,815
Cypress Bioscience, Inc.*	535	3,804
Molina Healthcare, Inc.*	198	3,766
Quidel Corp.*	399	3,679
MedAssets, Inc.*	256	3,648
Questcor Pharmaceuticals, Inc.*	718	3,533

106	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
      RUSSELL 2000® FUND

		MARKET
	SHARES	VALUE

Omnicell, Inc.*	444	$3,472
Sirona Dental Systems, Inc.*	237	3,394
Natus Medical, Inc.*	395	3,361
Genoptix Inc.*	123	3,355
Bio-Reference Labs, Inc.*	160	3,346
Noven Pharmaceuticals, Inc.*	350	3,318
Affymetrix, Inc.*	990	3,237
Facet Biotech Corp.*	338	3,211
eResearch Technology, Inc.*	607	3,193
Rigel Pharmaceuticals, Inc.*	520	3,193
Arena Pharmaceuticals, Inc.*	1,055	3,176
Symmetry Medical, Inc.*	502	3,168
Albany Molecular Research, Inc.*	335	3,159
IRIS International, Inc.*	260	2,998
Cross Country Healthcare, Inc.*	439	2,875
Osiris Therapeutics, Inc.*	208	2,870
NPS Pharmaceuticals, Inc.*	668	2,806
GTx, Inc.*	265	2,804
Cadence Pharmaceuticals, Inc.*	294	2,758
Nabi Biopharmaceuticals*	742	2,745
Durect Corp.*	1,164	2,596
Accuray, Inc.*	514	2,585
Somanetics Corp.*	170	2,581
Air Methods Corp.*	152	2,570
MannKind Corp.*	730	2,540
Emergent Biosolutions, Inc.*	188	2,540
Incyte Corp.*	1,077	2,520
Orthovita, Inc.*	940	2,519
Progenics Pharmaceuticals, Inc.*	382	2,517
Triple-S Management Corp. — Class B*	204	2,513
Maxygen Inc.*	365	2,482
Pharmasset, Inc.*	253	2,482
AMN Healthcare Services, Inc.*	485	2,474
Inspire Pharmaceuticals, Inc.*	606	2,460
Alliance Imaging, Inc.*	358	2,434
Arqule, Inc.*	584	2,418
Affymax, Inc.*	150	2,417
Abiomed, Inc.*	479	2,347
Vital Images, Inc.*	207	2,333
Cantel Medical Corp.*	178	2,291
Pozen, Inc.*	369	2,258
Corvel Corp.*	110	2,224
Sangamo Biosciences, Inc.*	525	2,221
Synovis Life Technologies, Inc.*	158	2,187
RTI Biologics, Inc.*	759	2,163
Repligen Corp.*	444	2,127
Assisted Living Concepts, Inc. — Class A*	156	2,115
Ardea Biosciences, Inc.*	205	2,109
Zymogenetics, Inc.*	527	2,103
Kensey Nash Corp.*	98	2,084
CryoLife, Inc.*	400	2,072
Pain Therapeutics, Inc.*	489	2,054

		MARKET
	SHARES	VALUE

Skilled Healthcare Group, Inc. —
Class A*	250	$2,053
Dyax Corp.*	793	1,990
Neurocrine Biosciences, Inc.*	551	1,956
Ensign Group, Inc.	123	1,902
Metabolix, Inc.*	274	1,869
Idera Pharmaceuticals, Inc.*	288	1,863
Palomar Medical Technologies, Inc.*	256	1,859
Emeritus Corp.*	283	1,856
Enzo Biochem, Inc.*	460	1,849
Array Biopharma, Inc.*	685	1,808
Stereotaxis, Inc.*	444	1,772
IPC The Hospitalist Company, Inc.*	93	1,770
Depomed, Inc.*	730	1,723
Almost Family, Inc.*	90	1,718
Clinical Data, Inc.*	157	1,696
OraSure Technologies, Inc.*	667	1,688
CardioNet, Inc.*	60	1,684
Atrion Corp.	19	1,677
Discovery Laboratories, Inc.*	1,374	1,676
Medcath Corp.*	228	1,658
Medical Action Industries, Inc.*	197	1,633
DexCom, Inc.*	394	1,631
US Physical Therapy, Inc.*	166	1,607
Human Genome Sciences, Inc.*	1,924	1,597
TomoTherapy, Inc.*	580	1,537
Accelrys, Inc.*	379	1,508
BioMimetic Therapeutics, Inc.*	194	1,377
Celldex Therapeutics, Inc.*	208	1,354
Adolor Corp.*	654	1,334
Obagi Medical Products, Inc.*	247	1,329
Micrus Endovascular Corp.*	218	1,301
Lexicon Genetics, Inc.*	1,149	1,252
Exactech, Inc.*	108	1,241
Providence Service Corp.*	172	1,183
Ariad Pharmaceuticals, Inc.*	989	1,177
Spectranetics Corp.*	454	1,149
I-Flow Corp.*	310	1,132
Idenix Pharmaceuticals, Inc.*	357	1,100
Insulet Corp.*	263	1,078
BMP Sunstone Corp.*	330	1,066
TranS1, Inc.*	172	1,047
Javelin Pharmaceuticals, Inc.*	705	1,015
XOMA Ltd.*	1,882	997
Hansen Medical, Inc.*	244	981
Columbia Labs, Inc.*	661	952
NxStage Medical, Inc.*	367	947
Cambrex Corp.*	409	933
Nanosphere, Inc.*	183	910
Molecular Insight Pharmaceuticals, Inc.*	250	890
Immunomedics, Inc.*	927	890
Cynosure, Inc.*	142	865

See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	107

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
      RUSSELL 2000® FUND

		MARKET
	SHARES	VALUE

Life Sciences Research, Inc.*	120	$860
Cytokinetics, Inc.*	504	857
Cardiac Science Corp.*	282	849
Nighthawk Radiology Holdings, Inc.*	310	837
Novavax, Inc.*	817	833
Biodel, Inc.*	152	792
Chindex International, Inc.*	158	785
KV Pharmaceutical Co.*	472	779
Capital Senior Living Corp.*	319	778
Sucampo Pharmaceuticals, Inc. — Class A*	126	772
Alexza Pharmaceuticals, Inc.*	345	762
Acura Pharmaceuticals, Inc.*	117	751
Orexigen Therapeutics, Inc.*	280	731
Targacept, Inc.*	264	708
Akorn, Inc.*	814	700
MiddleBrook Pharmaceuticals, Inc.*	510	694
Opko Health, Inc.*	685	671
Caliper Life Sciences, Inc.*	678	671
Virtual Radiologic Corp.*	90	629
Alphatec Holdings, Inc.*	354	627
Amicus Therapeutics, Inc.*	65	593
Caraco Pharm Labs, Inc.*	167	588
Cytori Therapeutics, Inc.*	315	542
Synta Pharmaceuticals Corp.*	243	520
National Research Corp.	20	497
Five Star Quality Care, Inc.*	447	465
Acadia Pharmaceuticals, Inc.*	475	451
Sunrise Senior Living, Inc.*	643	437
BioForm Medical, Inc.*	313	382
RadNet, Inc.*	300	372
Cell Genesys, Inc.*	1,224	355
Vision-Sciences, Inc.*	243	311
Protalix BioTherapeutics, Inc.*	146	292
Rexahn Pharmaceuticals, Inc.*	409	286
MAP Pharmaceuticals, Inc.*	113	237
Marshall Edwards, Inc.*	288	115
Jazz Pharmaceuticals, Inc.*	110	98

Total Health Care		1,412,992

INDUSTRIALS 5.6%
Watson Wyatt & Company
Holdings	612	30,214
Waste Connections, Inc.*	1,132	29,092
Wabtec Corp.	695	18,334
Clarcor, Inc.	724	18,238
Curtiss-Wright Corp.	640	17,952
Granite Construction, Inc.	475	17,803
Tetra Tech, Inc.*	837	17,058
EMCOR Group, Inc.*	963	16,535
TransDigm Group, Inc.*	468	15,369
Regal-Beloit Corp.	464	14,217
ESCO Technologies, Inc.*	367	14,203
Moog, Inc. — Class A*	610	13,951

		MARKET
	SHARES	VALUE

Nordson Corp.	480	$13,646
Kaydon Corp.	490	13,392
Teledyne Technologies, Inc.*	500	13,340
Clean Harbors, Inc.*	276	13,248
Acuity Brands, Inc.	584	13,163
Brady Corp. — Class A	710	12,517
Huron Consulting Group, Inc.*	295	12,517
Knight Transportation, Inc.	807	12,234
Heartland Express, Inc.	794	11,759
Briggs & Stratton Corp.	702	11,583
Mueller Industries, Inc.	529	11,474
Watsco, Inc.	333	11,332
Otter Tail Power Co.	499	11,003
GrafTech International Ltd.*	1,707	10,515
American Superconductor Corp.*	597	10,334
SkyWest, Inc.	829	10,313
ABM Industries, Inc.	619	10,152
Applied Industrial Technologies, Inc.	600	10,122
Rollins, Inc.	588	10,084
Orbital Sciences Corp.*	830	9,869
Resources Connection, Inc.*	647	9,757
Baldor Electric Co.	665	9,636
Geo Group, Inc.*	723	9,580
Simpson Manufacturing
Company, Inc.	527	9,497
United Stationers, Inc.*	333	9,351
Woodward Governor Co.	831	9,291
Genesee & Wyoming, Inc. — Class A*	437	9,286
Old Dominion Freight Line, Inc.*	394	9,255
Healthcare Services Group	612	9,162
Werner Enterprises, Inc.	601	9,087
Navigant Consulting, Inc.*	695	9,084
JetBlue Airways Corp.*	2,466	9,001
Hexcel Corp.*	1,363	8,955
Alaska Air Group, Inc.*	506	8,890
Mine Safety Appliances Co.	444	8,889
HUB Group, Inc. — Class A*	517	8,789
Triumph Group, Inc.	230	8,786
Perini Corp.*	713	8,770
Allegiant Travel Co.*	190	8,637
Energy Conversion Devices, Inc.*	641	8,506
Beacon Roofing Supply, Inc.*	635	8,503
Esterline Technologies Corp.*	421	8,500
Herman Miller, Inc.	797	8,496
Middleby Corp.*	260	8,432
CoStar Group, Inc.*	278	8,409
Belden, Inc.	665	8,319
Actuant Corp. — Class A	794	8,202
UAL Corp.*	1,790	8,019
MPS Group, Inc.*	1,347	8,015
Watts Industries, Inc. — Class A	409	8,000

108	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
      RUSSELL 2000® FUND

		MARKET
	SHARES	VALUE

SYKES Enterprises, Inc.*	475	$7,899
Heico Corp.	314	7,630
AirTran Holdings, Inc.*	1,659	7,548
Mastec, Inc.*	614	7,423
Barnes Group, Inc.	679	7,259
American Science & Engineering, Inc.	130	7,254
Ameron International Corp.	134	7,056
A.O. Smith Corp.	280	7,050
Franklin Electric Company, Inc.	318	7,037
Deluxe Corp.	730	7,030
AAR Corp.*	551	6,910
Astec Industries, Inc.*	260	6,820
Forward Air Corp.	415	6,735
Ceradyne, Inc.*	370	6,708
Insituform Technologies, Inc. — Class A*	424	6,631
HNI Corp.	631	6,562
Administaff, Inc.	308	6,508
Universal Forest Products, Inc.	244	6,493
Arkansas Best Corp.	325	6,181
Badger Meter, Inc.	212	6,125
Robbins & Myers, Inc.	400	6,068
Korn/Ferry International, Inc.*	666	6,034
II-VI, Inc.*	349	5,996
Comfort Systems USA, Inc.	574	5,952
Griffon Corp.*	764	5,730
Mobile Mini, Inc.*	490	5,645
Tredegar Corp.	342	5,585
Cubic Corp.	218	5,522
Encore Wire Corp.	256	5,486
Circor International, Inc.	243	5,472
Mueller Water Products, Inc. — Class A	1,650	5,445
Mcgrath Rentcorp	340	5,358
TrueBlue, Inc.*	634	5,230
GeoEye, Inc.*	260	5,135
EnPro Industries, Inc.*	294	5,027
Exponent, Inc.*	195	4,939
Axsys Technologies, Inc.*	117	4,919
G & K Services, Inc. — Class A	257	4,860
Raven Industries, Inc.	230	4,779
RBC Bearings, Inc.*	310	4,737
EnerSys*	390	4,727
School Specialty, Inc.*	267	4,697
DynCorp International, Inc. — Class A*	350	4,665
Force Protection, Inc.*	970	4,656
AZZ, Inc.*	175	4,618
Apogee Enterprises, Inc.	414	4,546
Kaman Corp. — Class A	360	4,514
Lindsay Manufacturing Co.	167	4,509
Amerco, Inc.*	133	4,459
CBIZ, Inc.*	636	4,433
Evergreen Solar, Inc.*	2,042	4,349

		MARKET
	SHARES	VALUE

Layne Christensen Co.*	270	$4,339
Genco Shipping & Trading Ltd.	350	4,319
Rush Enterprises, Inc. — Class A*	478	4,264
Knoll, Inc.	695	4,260
Heidrick & Struggles International, Inc.	240	4,258
Taser International, Inc.*	893	4,179
Viad Corp.	293	4,137
Orion Marine Group, Inc.*	314	4,113
US Airways Group, Inc.*	1,620	4,099
Marten Transport Ltd.*	217	4,054
EnergySolutions, Inc.	468	4,048
Quanex Building Products Corp.	529	4,020
Gorman-Rupp Co.	200	3,960
Powell Industries, Inc.*	112	3,955
Interline Brands, Inc.*	463	3,903
Advisory Board Co.*	235	3,896
Albany International Corp. — Class A	417	3,774
Applied Signal Technology, Inc.	184	3,722
LB Foster Co. — Class A*	147	3,650
YRC Worldwide, Inc.*	807	3,623
Federal Signal Corp.	685	3,610
Argon ST, Inc.*	190	3,604
Northwest Pipe Co.*	126	3,587
RSC Holdings, Inc.*	676	3,556
AAON, Inc.	191	3,461
Stanley, Inc.*	132	3,351
ATC Technology Corp.*	296	3,315
Dycom Industries, Inc.*	571	3,306
Atlas Air Worldwide Holdings Company, Inc.*	190	3,297
Ennis, Inc.	372	3,296
Republic Airways Holdings, Inc.*	505	3,272
American Ecology Corp.	234	3,262
Chart Industries, Inc.*	404	3,184
CRA International, Inc.*	165	3,115
Kforce, Inc.*	439	3,086
Aircastle Ltd.	663	3,083
Aerovironment, Inc.*	147	3,072
Team, Inc.*	258	3,024
Kelly Services, Inc. — Class A	374	3,011
Ener1, Inc.*	577	2,983
Kimball International, Inc. — Class B	453	2,972
Freightcar America, Inc.	166	2,910
Sterling Construction Company, Inc.*	160	2,854
GT Solar International, Inc.*	427	2,835
Fuel Tech, Inc.*	269	2,814
Eagle Bulk Shipping Inc.	659	2,801
American Woodmark Corp.	150	2,634
Michael Baker Corp.*	100	2,600
Cornell Companies, Inc.*	157	2,570

See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	109

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
      RUSSELL 2000® FUND

		MARKET
	SHARES	VALUE

Odyssey Marine Exploration, Inc.*	742	$2,515
Blount International, Inc.*	544	2,513
Sun Hydraulics Corp.	172	2,513
Titan International, Inc.	494	2,485
Columbus McKinnon Corp. — Class A*	274	2,389
Duff & Phelps Corp. — Class A*	150	2,363
Courier Corp.	155	2,351
FuelCell Energy, Inc.*	976	2,342
Herley Industries, Inc.*	194	2,320
Saia, Inc.*	193	2,306
Cascade Corp.	130	2,292
Interface, Inc. — Class A	766	2,290
Hawaiian Holdings, Inc.*	607	2,264
Tennant Co.	240	2,249
Cenveo, Inc.*	677	2,200
Pike Electric Corp.*	237	2,192
Ducommun, Inc.	150	2,181
NACCO Industries, Inc. — Class A	80	2,174
Colfax Corp.*	310	2,130
Aceto Corp.	353	2,104
Kadant, Inc.*	181	2,085
ICF International, Inc.*	90	2,067
First Advantage Corp. — Class A*	150	2,067
EnerNOC, Inc.*	142	2,065
Standard Parking Corp.*	123	2,017
Houston Wire & Cable Co.	250	1,938
Innerworkings, Inc.*	448	1,913
Multi-Color Corp.	152	1,859
American Reprographics Co.*	520	1,841
M&F Worldwide Corp.*	157	1,838
K-Tron International, Inc.*	30	1,820
Consolidated Graphics, Inc.*	143	1,819
Gibraltar Industries, Inc.	381	1,798
CDI Corp.	184	1,788
Capstone Turbine Corp.*	2,478	1,784
Insteel Industries, Inc.	250	1,740
Met-Pro Corp.	212	1,728
Gencorp, Inc.*	814	1,726
Celadon Group, Inc.*	310	1,721
Pacer International, Inc.	490	1,715
Great Lakes Dredge & Dock Corp. Co.	567	1,707
Trex Company, Inc.*	220	1,679
Ladish Company, Inc.*	230	1,670
Standex International Corp.	178	1,638
International Shipholding Corp.	83	1,633
Ampco-Pittsburgh Corp.	123	1,631
Furmanite Corp.*	524	1,630
American Commercial Lines, Inc.*	513	1,626
3D Systems Corp.*	246	1,621

		MARKET
	SHARES	VALUE

Valence Technology, Inc.*	760	$1,619
Dynamic Materials Corp.	176	1,612
VSE Corp.	60	1,602
TAL International Group, Inc.	215	1,574
Energy Recovery, Inc.*	207	1,573
Patriot Transportation Holding, Inc.*	25	1,558
Dynamex, Inc.*	118	1,543
China Fire & Security Group, Inc.*	196	1,541
Spherion Corp.*	733	1,525
Preformed Line Products Co.	40	1,506
H&E Equipment Services, Inc.*	226	1,480
Waste Services Inc.*	345	1,477
Altra Holdings, Inc.*	380	1,474
PMFG, Inc.*	185	1,458
LaBarge, Inc.*	172	1,440
Ultralife Batteries, Inc.*	184	1,422
LSI Industries, Inc.	275	1,422
On Assignment, Inc.*	502	1,360
Vicor Corp.	277	1,355
Advanced Battery Technologies, Inc.*	617	1,320
Horizon Lines, Inc. — Class A	420	1,273
Schawk, Inc.	208	1,256
Graham Corp.	140	1,256
Microvision, Inc.*	972	1,254
Bowne & Company, Inc.	387	1,242
Universal Truckload Services, Inc.	85	1,219
Volt Information Sciences, Inc.*	173	1,150
TBS International Ltd. — Class A*	150	1,103
Plug Power, Inc.*	1,202	1,046
DXP Enterprises, Inc.*	100	1,033
Tecumseh Products Company — Class A*	228	1,031
American Railcar Industries, Inc.	133	1,015
Hill International, Inc.*	333	1,012
Integrated Electrical Services, Inc.*	108	985
Standard Register Co.	210	962
Fushi Copperweld, Inc.*	200	960
Textainer Group Holdings Ltd.	142	959
Hurco Companies, Inc.*	90	957
Flanders Corp.*	235	949
Power-One, Inc.*	1,057	930
Alamo Group, Inc.	87	927
Polypore International, Inc.*	230	925
LECG Corp.*	357	907
Ultrapetrol Bahamas Ltd.*	334	902
Titan Machinery, Inc.*	100	899
LMI Aerospace, Inc.*	120	869
Flow International Corp.*	530	859
Greenbrier Companies, Inc.	228	834

110	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
      RUSSELL 2000® FUND

		MARKET
	SHARES	VALUE

Twin Disc, Inc.	120	$830
PowerSecure International, Inc.*	241	824
China BAK Battery, Inc.*	466	797
ACCO Brands Corp.*	773	758
Lawson Products, Inc.	60	730
Lydall, Inc.*	240	713
Harbin Electric, Inc.*	113	695
ICT Group, Inc.*	120	668
Beacon Power Corp.*	1,382	650
Omega Flex, Inc.	40	644
NCI Building Systems, Inc.*	282	626
Key Technology, Inc.*	70	616
PRG-Schultz International, Inc.*	213	605
Metalico, Inc.*	343	583
Casella Waste Systems, Inc. — Class A*	323	552
Wabash National Corp.	437	538
United Capital Corp.*	30	518
COMSYS IT Partners, Inc.*	215	475
Orion Energy Systems Inc.*	105	463
Ascent Solar Technologies, Inc.*	114	463
Builders FirstSource, Inc.*	228	461
Thermadyne Holdings Corp.*	191	405
Hudson Highland Group, Inc.*	361	401
Sauer, Inc.	160	390
Park-Ohio Holdings Corp.*	117	381
Trimas Corp.*	214	375
Dollar Thrifty Automotive Group, Inc.*	310	360
Akeena Solar, Inc.*	298	334
Amrep Corp. PLC*	20	314
NN, Inc.	226	285
CAI International, Inc.*	100	283
Protection One, Inc.*	87	278
China Architectural Engineering, Inc.*	265	260
Coleman Cable, Inc.*	110	234
Xerium Technologies, Inc.*	295	198
Medis Technologies Ltd.*	443	195
Commercial Vehicle Group, Inc.*	315	173

Total Industrials		1,363,643

CONSUMER DISCRETIONARY 4.5%
Wendy’s/Arby’s Group, Inc. — Class A	5,638	28,359
Aeropostale, Inc.*	947	25,152
Netflix, Inc.*	575	24,679
Corinthian Colleges, Inc.*	1,215	23,632
Jack in the Box, Inc.*	834	19,424
Rent-A-Center, Inc.*	953	18,460
Marvel Entertainment, Inc.*	687	18,240
Tractor Supply Co.*	473	17,056
Aaron Rents, Inc.	637	16,982
The Warnaco Group, Inc.*	647	15,528
Carter’s, Inc.*	803	15,104
Tupperware Brands Corp.	877	14,900

		MARKET
	SHARES	VALUE

Bally Technologies, Inc.*	777	$14,312
Chico’s FAS, Inc.*	2,514	13,500
Coinstar, Inc.*	403	13,202
Interactive Data Corp.	523	13,002
WMS Industries, Inc.*	619	12,943
Matthews International Corp. — Class A	440	12,676
Wolverine World Wide, Inc.	713	11,109
Men’s Wearhouse, Inc.	732	11,082
Buckle, Inc.	331	10,569
Capella Education Co.*	199	10,547
Deckers Outdoor Corp.*	194	10,290
Polaris Industries, Inc.	475	10,184
Ryland Group, Inc.	610	10,163
Fossil, Inc.*	637	10,001
Bob Evans Farms, Inc.	444	9,954
Cheesecake Factory, Inc.*	854	9,778
Buffalo Wild Wings, Inc.*	250	9,145
Pool Corp.	682	9,139
Cracker Barrel Old Country Store, Inc.	311	8,907
Regis Corp.	614	8,872
Collective Brands, Inc.*	910	8,863
Sotheby’s	960	8,640
Gymboree Corp.*	403	8,604
Vail Resorts, Inc.*	420	8,581
Sonic Corp.*	851	8,527
Timberland Co. — Class A*	686	8,191
J. Crew Group, Inc.*	603	7,948
National CineMedia, Inc.	601	7,921
Dress Barn, Inc.*	639	7,853
P.F. Chang’s China Bistro, Inc.*	343	7,848
Under Armour, Inc.*	475	7,804
Hibbett Sports Inc.*	405	7,784
Tempur-Pedic International, Inc.	1,058	7,723
CEC Entertainment, Inc.*	295	7,635
Sally Beauty Holdings, Inc.*	1,340	7,611
Iconix Brand Group, Inc.*	824	7,292
Children’s Place Retail Stores, Inc.*	333	7,289
Jos. A. Bank Clothiers, Inc.*	262	7,286
Cato Corp. — Class A	394	7,202
Papa John’s International, Inc.*	310	7,090
American Public Education, Inc.*	165	6,940
HOT Topic, Inc.*	619	6,927
Callaway Golf Co.	939	6,742
Texas Roadhouse, Inc.*	706	6,728
Fred’s, Inc.	574	6,475
Monro Muffler Brake, Inc.	234	6,395
CKE Restaurants, Inc.	745	6,258
99 Cents Only Stores*	670	6,191
NutriSystem, Inc.	430	6,136
Life Time Fitness, Inc.*	486	6,104
Pinnacle Entertainment, Inc.*	855	6,019
Helen of Troy Ltd.*	434	5,967

See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	111

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
      RUSSELL 2000® FUND

		MARKET
	SHARES	VALUE

Arbitron, Inc.	395	$5,929
Jo-Ann Stores, Inc.*	360	5,882
Blue Nile, Inc.*	195	5,879
PetMed Express, Inc.*	345	5,686
Steiner Leisure Ltd.*	230	5,614
Unifirst Corp.	200	5,568
Columbia Sportswear Co.	184	5,505
Stage Stores, Inc.	544	5,484
Scholastic Corp.	339	5,109
Genesco, Inc.*	270	5,084
Cabela’s, Inc. — Class A*	557	5,074
Meritage Homes Corp.*	437	4,991
Gaylord Entertainment Co.*	583	4,856
Jakks Pacific, Inc.*	393	4,854
Steven Madden, Ltd.*	250	4,695
Dillard’s, Inc. — Class A	814	4,640
Group 1 Automotive, Inc.	329	4,596
Ameristar Casinos, Inc.	364	4,579
Citi Trends, Inc.*	198	4,532
The Wet Seal, Inc. — Class A*	1,310	4,402
Brunswick Corp.	1,247	4,302
Churchill Downs, Inc.	142	4,269
Peet’s Coffee & Tea, Inc.*	190	4,108
Finish Line, Inc. — Class A	609	4,032
Ethan Allen Interiors, Inc.	354	3,986
Red Robin Gourmet Burgers, Inc.*	225	3,967
California Pizza Kitchen, Inc.*	303	3,963
Cinemark Holdings, Inc.	420	3,944
Superior Industries International, Inc.	326	3,863
Stewart Enterprises, Inc. — Class A	1,190	3,856
Universal Technical Institute, Inc.*	308	3,696
Universal Electronics, Inc.*	204	3,692
Domino’s Pizza, Inc.*	563	3,688
Bebe Stores, Inc.	551	3,675
National Presto Industries, Inc.	60	3,661
BJ’s Restaurants, Inc.*	252	3,505
World Wrestling Entertainment, Inc.	296	3,416
Cooper Tire & Rubber Co.	840	3,394
American Greetings Corp. — Class A	647	3,274
Exide Technologies*	1,076	3,228
Pre-Paid Legal Services, Inc.*	110	3,193
Smith & Wesson Holding Corp.*	530	3,191
K-Swiss, Inc. — Class A	367	3,134
Steak n Shake Co.*	411	3,111
Skechers U.S.A., Inc. — Class A*	466	3,108
Raser Technologies, Inc.*	740	3,101
CKX, Inc.*	747	3,063
DineEquity, Inc.	252	2,989
Maidenform Brands, Inc.*	318	2,913
Live Nation, Inc.*	1,083	2,892

		MARKET
	SHARES	VALUE

True Religion Apparel, Inc.*	244	$2,882
Dolan Media Co.*	358	2,817
Harte-Hanks, Inc.	524	2,803
Zumiez, Inc.*	285	2,764
Weyco Group, Inc.	104	2,696
Haverty Furniture Companies, Inc.	254	2,675
Shutterfly, Inc.*	284	2,661
PEP Boys-Manny Moe & Jack	600	2,646
Volcom, Inc.*	264	2,561
Grand Canyon Education, Inc.*	147	2,537
hhgregg, Inc.*	178	2,519
Marcus Corp.	294	2,499
Charlotte Russe Holding, Inc.*	303	2,469
Drew Industries, Inc.*	283	2,456
Core-Mark Holding Company, Inc.*	133	2,423
Lululemon Athletica, Inc.*	277	2,399
Fuel Systems Solutions, Inc.*	174	2,346
FGX International Holdings Ltd.*	200	2,324
Quiksilver, Inc.*	1,790	2,291
Blyth, Inc.	87	2,273
Denny’s Corp.*	1,357	2,266
Mediacom Communications Corp.*	562	2,265
Charming Shoppes, Inc.*	1,612	2,257
Brown Shoe Company, Inc.	601	2,254
Speedway Motorsports, Inc.	190	2,246
Ambassadors Group, Inc.	273	2,217
Winnebago Industries, Inc.	414	2,198
Shuffle Master, Inc.*	750	2,152
Systemax, Inc.*	165	2,132
Ruby Tuesday, Inc.*	729	2,129
Cavco Industries, Inc.*	90	2,124
Jackson Hewitt Tax Service, Inc.	405	2,114
Christopher & Banks Corp.	500	2,045
Coldwater Creek, Inc.*	811	2,036
Conn’s, Inc.*	143	2,008
Overstock.com, Inc.*	217	1,986
RCN Corp.*	532	1,968
Asbury Automotive Group, Inc.	453	1,952
Ulta Salon Cosmetics & Fragrance, Inc.*	290	1,920
America’s Car Mart, Inc.*	140	1,903
iRobot Corp.*	248	1,885
Skyline Corp.	98	1,863
Stamps.com, Inc.*	190	1,843
Spartan Motors, Inc.	457	1,837
Big 5 Sporting Goods Corp.	310	1,820
Blockbuster, Inc. — Class A*	2,520	1,814
Cherokee, Inc.	114	1,778
DSW, Inc.*	191	1,774
Movado Group, Inc.	228	1,719
CSS Industries, Inc.	100	1,700
Lumber Liquidators, Inc.*	133	1,696
AFC Enterprises, Inc.*	364	1,642

112	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
      RUSSELL 2000® FUND

		MARKET
	SHARES	VALUE

Knology, Inc.*	397	$1,636
Midas, Inc.*	205	1,624
Luby’s, Inc.*	314	1,542
Pacific Sunwear of California, Inc.*	927	1,539
Dorman Products, Inc.*	160	1,493
Build-A-Bear Workshop, Inc.*	244	1,481
Outdoor Channel Holdings, Inc.*	210	1,432
American Apparel, Inc.*	485	1,416
CROCS, Inc.*	1,180	1,404
Cox Radio Inc. — Class A*	340	1,394
drugstore.com, Inc.*	1,190	1,392
M/I Homes, Inc.	197	1,377
Shoe Carnival, Inc.*	132	1,366
RC2 Corp.*	252	1,328
Krispy Kreme Doughnuts, Inc.*	799	1,278
Standard-Pacific Corp.*	1,431	1,259
Talbots, Inc.	353	1,239
Oxford Industries, Inc.	199	1,228
Rex Stores Corp.*	113	1,211
K12 Inc.*	87	1,209
New York & Company, Inc.*	330	1,171
Amerigon, Inc.*	315	1,165
Steinway Musical Instruments, Inc.*	97	1,161
Modine Manufacturing Co.	463	1,157
Isle of Capri Casinos, Inc.*	217	1,148
Hooker Furniture Corp.	134	1,131
Lincoln Educational Services Corp.*	60	1,099
Morgans Hotel Group Co.*	346	1,076
Tenneco, Inc.*	659	1,074
Valassis Communications, Inc.*	684	1,074
Learning Tree International, Inc.*	125	1,059
Stein Mart, Inc.*	362	1,046
Hovnanian Enterprises, Inc. — Class A*	666	1,039
G-III Apparel Group Ltd.*	186	1,027
Sealy Corp.*	635	946
Quantum Fuel Systems
Technologies Worldwide, Inc.*	1,170	936
La-Z-Boy, Inc.	734	917
Primedia, Inc.	365	902
Landry’s Restaurants, Inc.	172	898
Global Sources Ltd.*	230	895
Great Wolf Resorts, Inc.*	381	888
Martha Stewart Omnimedia, Inc.*	356	886
Fisher Communications, Inc.	90	878
Furniture Brands International, Inc.	593	872
Zale Corp.*	446	870
Kenneth Cole Productions, Inc. — Class A	135	863

		MARKET
	SHARES	VALUE

American Axle & Manufacturing Holdings, Inc.	653	$862
Audiovox Corp. — Class A*	251	861
Princeton Review, Inc.*	195	848
Gaiam, Inc.*	257	843
ArvinMeritor, Inc.	1,052	831
Monarch Casino & Resort, Inc.*	160	826
O’Charleys, Inc.	264	795
Belo Corp. — Class A	1,273	777
1-800-FLOWERS.com, Inc.*	374	774
Town Sports International Holdings, Inc.*	254	759
Tween Brands, Inc.*	350	749
Wonder Auto Technology, Inc.*	208	745
Sinclair Broadcast Group, Inc. — Class A	696	717
Pier 1 Imports, Inc.*	1,267	710
Lear Corp.*	912	684
Orbitz Worldwide, Inc.*	523	675
Fuqi International, Inc.*	143	672
Leapfrog Enterprises, Inc.*	472	651
Dana Holding Corp.*	1,409	648
Retail Ventures, Inc.*	414	629
Media General, Inc.	320	614
Dover Downs Gaming & Entertainment, Inc.	200	614
Sonic Automotive, Inc.	373	597
Perry Ellis International, Inc.*	172	595
Marine Products Corp.	140	594
Playboy Enterprises, Inc. — Class B*	300	591
Beazer Homes USA, Inc.*	563	569
Syms Corp.*	90	551
Tuesday Morning Corp.*	432	549
Value Line, Inc.	20	547
Borders Group, Inc.*	863	544
Champion Enterprises, Inc.*	1,102	529
Global Traffic Network, Inc.*	166	503
Lodgian, Inc.*	234	491
Cache, Inc.*	157	452
Stoneridge, Inc.*	214	452
Journal Communications, Inc. — Class A	602	451
Brookfield Homes Corp.	130	449
MarineMax, Inc.*	226	443
Rick’s Cabaret International, Inc.*	97	440
Lin TV Corp. — Class A*	377	422
Unifi, Inc.*	644	412
Dover Motorsports, Inc.	217	401
Entercom Communications Corp.	362	398
McClatchy Company — Class A	811	397
Cumulus Media, Inc. — Class A*	380	384
Ruth’s Chris Steak House*	290	351

See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	113

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
      RUSSELL 2000® FUND

		MARKET
	SHARES	VALUE

Einstein Noah Restaurant Group, Inc.*	60	$350
Russ Berrie & Company, Inc.*	243	321
Bluegreen Corp.*	180	313
Bidz.com, Inc.*	76	306
Palm Harbor Homes, Inc.*	137	306
Crown Media Holdings, Inc. — Class A*	147	300
AH Belo Corp. — Class A	290	284
RHI Entertainment*	186	283
Six Flags, Inc.*	1,027	277
Hayes Lemmerz International, Inc.*	1,441	267
Casual Male Retail Group, Inc.*	530	260
Entravision Communications Corp. — Class A*	802	209
Nautilus, Inc.*	321	202
Gray Television, Inc.	613	196
Libbey, Inc.	212	195
Lee Enterprises, Inc.	639	179
Riviera Holdings Corp.*	140	143
Charter Communications, Inc. — Class A*	5,806	121
Aristotle Corp.*	19	66

Total Consumer Discretionary		1,102,222

UTILITIES 1.7%
ITC Holdings Corp.	700	30,534
Piedmont Natural Gas Co.	1,038	26,874
Westar Energy, Inc.	1,488	26,085
WGL Holdings, Inc.	698	22,894
Nicor, Inc.	644	21,400
New Jersey Resources Corp.	597	20,286
Cleco Corp.	860	18,653
Northwest Natural Gas Co.	377	16,369
Portland General Electric Co.	893	15,708
IDACORP, Inc.	638	14,904
South Jersey Industries, Inc.	421	14,735
Unisource Energy Corp.	495	13,954
Southwest Gas Corp.	607	12,789
Laclede Group, Inc.	310	12,084
California Water Service Group	278	11,637
NorthWestern Corp.	508	10,912
CH Energy Group, Inc.	223	10,459
Allete, Inc.	391	10,436
Avista Corp.	754	10,390
PNM Resources, Inc.	1,233	10,184
Black Hills Corp.	549	9,822
Mge Energy, Inc.	308	9,662
El Paso Electric Co.*	644	9,074
American States Water Co.	238	8,644
UIL Holding Corp.	362	8,080
Empire District Electric Co.	480	6,931
Ormat Technologies, Inc.	249	6,837
SJW Corp.	190	4,832
Chesapeake Utilities Corp.	98	2,987

		MARKET
	SHARES	VALUE

Central Vermont Public Service Corp.	160	$2,768
Middlesex Water Co.	190	2,736
Connecticut Water Service, Inc.	120	2,434
Consolidated Water Company, Inc.	210	2,278
Southwest Water Co.	346	1,488
Cadiz, Inc.*	167	1,333
US Geothermal, Inc.*	881	625
Synthesis Energy Systems, Inc.*	360	238

Total Utilities		412,056

ENERGY 1.5%
EXCO Resources, Inc.*	2,127	21,270
Concho Resources, Inc.*	793	20,293
Comstock Resources, Inc.*	650	19,370
Nordic American Tanker Shipping	539	15,793
Arena Resources, Inc.*	545	13,887
Dril-Quip, Inc.*	441	13,539
World Fuel Services Corp.	412	13,032
Bill Barrett Corp.*	525	11,676
CARBO Ceramics, Inc.	291	8,276
Gran Tierra Energy, Inc.*	3,149	7,904
Lufkin Industries, Inc.	208	7,879
GulfMark Offshore, Inc.*	323	7,707
USEC, Inc.*	1,580	7,584
Contango Oil & Gas Co.*	190	7,448
Bristow Group, Inc.*	344	7,372
Berry Petroleum Co. — Class A	613	6,718
Penn Virginia Corp.	592	6,500
Goodrich Petroleum Corp.*	323	6,253
Willbros Group, Inc.*	554	5,374
NATCO Group, Inc.*	277	5,244
Hornbeck Offshore Services, Inc.*	331	5,044
Western Refining, Inc.	420	5,015
General Maritime Corp.	695	4,865
James River Coal Co.*	391	4,825
Vaalco Energy, Inc.*	845	4,470
Atlas America, Inc.	495	4,331
Cal Dive International, Inc.*	629	4,258
McMoRan Exploration Co.*	847	3,981
Ship Finance International Ltd.	600	3,936
Basic Energy Services, Inc.*	593	3,837
Rosetta Resources, Inc.*	730	3,613
Knightsbridge Tankers Ltd.	240	3,492
Carrizo Oil & Gas, Inc.*	391	3,472
Newpark Resources, Inc.*	1,286	3,254
Swift Energy Co.*	435	3,175
BPZ Resources, Inc.*	851	3,149
Matrix Service Co.*	366	3,009
Parker Drilling Co.*	1,607	2,957
Cheniere Energy, Inc.*	691	2,944
International Coal Group, Inc.*	1,810	2,914

114	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
      RUSSELL 2000® FUND

		MARKET
	SHARES	VALUE

RPC, Inc.	414	$2,745
Petroleum Development Corp.*	210	2,480
Evergreen Energy Inc.*	1,753	2,440
Clayton Williams Energy, Inc.*	83	2,427
Pioneer Drilling Co.*	707	2,319
DHT Maritime, Inc.	563	2,162
Clean Energy Fuels Corp.*	348	2,119
T-3 Energy Services, Inc. — Class A*	178	2,097
Complete Production Services, Inc.*	677	2,085
Delek US Holdings, Inc.	194	2,010
Alon USA Energy, Inc.	146	2,000
ATP Oil & Gas Corp.*	389	1,996
ION Geophysical Corp.*	1,276	1,991
Bronco Drilling Company, Inc.*	374	1,967
Oilsands Quest, Inc.*	2,643	1,903
PHI, Inc.*	190	1,896
CVR Energy, Inc.*	332	1,839
Teekay Tankers Ltd.	190	1,807
ENGlobal Corp.*	384	1,743
Golar LNG Ltd.	503	1,725
Panhandle Oil and Gas, Inc. - Class A	100	1,712
FX Energy, Inc.*	574	1,596
Harvest Natural Resources, Inc.*	469	1,590
Natural Gas Services Group, Inc.*	174	1,566
GMX Resources, Inc.*	238	1,547
Stone Energy Corp.*	453	1,508
Petroquest Energy, Inc.*	625	1,500
Dawson Geophysical Co.*	108	1,458
Endeavour International Corp.*	1,617	1,407
Gulf Island Fabrication, Inc.	172	1,378
Rentech, Inc.*	2,358	1,297
Brigham Exploration Co.*	660	1,254
Superior Well Services, Inc.*	230	1,180
Northern Oil And Gas, Inc.*	300	1,080
Delta Petroleum Corp.*	882	1,058
Venoco, Inc.*	294	964
Crosstex Energy, Inc.	573	940
Westmoreland Coal Co.*	130	932
Bolt Technology Corp.*	124	882
Sulphco, Inc.*	818	875
Gulfport Energy Corp.*	374	868
Warren Resources, Inc.*	832	799
Approach Resources, Inc.*	125	775
Allis-Chalmers Energy, Inc.*	400	772
Parallel Petroleum Corp.*	594	760
Union Drilling, Inc.*	197	749
OYO Geospace Corp.*	57	744
Rex Energy Corp.*	243	697
Energy XXI Bermuda Ltd.	1,700	637
Abraxas Petroleum Corp.*	599	617
Double Eagle Petroleum Co.*	117	605

		MARKET
	SHARES	VALUE

Toreador Resources Corp.	237	$595
Georesources, Inc.*	88	591
APCO Argentina, Inc.	50	551
Mitcham Industries, Inc.*	143	545
National Coal Corp.*	390	530
Gasco Energy, Inc.*	1,329	518
PrimeEnergy Corp.*	10	499
RAM Energy Resources, Inc.*	666	486
American Oil & Gas, Inc.*	525	404
GeoGlobal Resources, Inc.*	540	389
Houston American Energy Corp.	208	387
Trico Marine Services, Inc.*	178	374
Tri-Valley Corp.*	320	365
Callon Petroleum Co.*	302	329
Uranium Resources, Inc.*	700	329
BMB Munai, Inc.*	566	328
Cano Petroleum, Inc.*	668	287
Meridian Resource Corp.*	1,100	231
Geokinetics, Inc.*	70	229
Pacific Ethanol, Inc.*	635	210
TXCO Resources, Inc.*	500	206
GeoMet, Inc.*	258	150
Quest Resource Corp.*	393	123
GreenHunter Energy, Inc.*	60	114

Total Energy		373,928

CONSUMER STAPLES 1.5%
Ralcorp Holdings, Inc.*	801	43,158
Flowers Foods, Inc.	1,100	25,828
Casey’s General Stores, Inc.	720	19,195
Ruddick Corp.	601	13,492
Chattem, Inc.*	240	13,452
TreeHouse Foods, Inc.*	440	12,668
Lancaster Colony Corp.	295	12,237
United Natural Foods, Inc.*	610	11,572
Green Mountain Coffee Roasters, Inc.*	238	11,424
Sanderson Farms, Inc.	294	11,040
Universal Corp.	358	10,711
Fresh Del Monte Produce, Inc.*	599	9,836
Hain Celestial Group, Inc.*	583	8,302
Lance, Inc.	384	7,995
Tootsie Roll Industries, Inc.	354	7,686
Winn-Dixie Stores, Inc.*	773	7,390
Nu Skin Enterprises, Inc.	702	7,364
J&J Snack Foods Corp.	204	7,056
Central Garden and Pet Co. — Class A*	912	6,858
Diamond Foods, Inc.	233	6,508
Vector Group Ltd.	475	6,170
WD-40 Co.	234	5,649
Pantry, Inc.*	319	5,618
Smart Balance, Inc.*	893	5,394
Weis Markets, Inc.	165	5,122
Nash Finch Co.	180	5,056
Alliance One International, Inc.*	1,263	4,850

See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	115

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
      RUSSELL 2000® FUND

		MARKET
	SHARES	VALUE

Spartan Stores, Inc.	313	$4,823
Darling International, Inc.*	1,160	4,304
Cal-Maine Foods, Inc.	185	4,142
Chiquita Brands International, Inc.*	616	4,084
Star Scientific, Inc.*	945	4,045
Andersons, Inc.	260	3,676
Pricesmart, Inc.	200	3,602
American Oriental Bioengineering, Inc.*	877	3,385
Coca-Cola Bottling Company Consolidated	56	2,915
Village Super Market	92	2,868
Ingles Markets, Inc. — Class A	184	2,747
Great Atlantic & Pacific Tea Company, Inc*	500	2,655
Prestige Brands Holdings, Inc. — Class A*	480	2,486
Boston Beer Company, Inc. — Class A*	118	2,461
Arden Group, Inc.	20	2,337
Zhongpin, Inc.*	260	2,309
Elizabeth Arden, Inc.*	349	2,035
USANA Health Sciences, Inc.*	90	2,012
Farmer Brothers Co.	103	1,833
Calavo Growers, Inc.	151	1,815
American Dairy, Inc.*	100	1,691
Griffin Land & Nurseries, Inc.	50	1,652
Susser Holdings Corp.*	113	1,519
B&G Foods, Inc.	287	1,492
National Beverage Corp.*	152	1,394
China Sky One Medical, Inc.*	110	1,265
Synutra International, Inc.*	151	1,240
Imperial Sugar Company, Inc.	167	1,201
Alico, Inc.	50	1,200
Inter Parfums, Inc.	200	1,166
Mannatech, Inc.	223	743
HQ Sustainable Maritime Industries, Inc.*	95	727
Omega Protein Corp.*	257	678
AgFeed Industries, Inc.*	278	628
Schiff Nutrition International, Inc.*	133	598
Lifeway Foods, Inc.*	70	546
Reddy Ice Holdings, Inc.	252	370

Total Consumer Staples		370,275

MATERIALS 1.4%
Compass Minerals International, Inc.	457	25,761
Royal Gold, Inc.	416	19,452
Silgan Holdings, Inc.	362	19,019
Sensient Technologies Corp.	685	16,097
Olin Corp.	1,057	15,083
Rock-Tenn Co. — Class A	544	14,715
Calgon Carbon Corp.*	772	10,939
H.B. Fuller Co.	690	8,970

		MARKET
	SHARES	VALUE

Minerals Technologies, Inc.	270	$8,654
OM Group, Inc.*	435	8,404
Texas Industries, Inc.	334	8,350
NewMarket Corp.	188	8,328
Worthington Industries, Inc.	910	7,926
Coeur d’Alene Mines Corp.*	7,832	7,362
Arch Chemicals, Inc.	350	6,636
Balchem Corp.	264	6,634
W.R. Grace & Co.*	1,020	6,446
Deltic Timber Corp.	153	6,030
Amcol International Corp.	374	5,550
A. Schulman, Inc.	384	5,203
Kaiser Aluminum Corp.	223	5,156
Hecla Mining Co.*	2,419	4,838
Rockwood Holdings, Inc.*	595	4,724
Koppers Holdings, Inc.	298	4,327
Schweitzer-Mauduit International, Inc.	224	4,135
Glatfelter	638	3,981
Brush Engineered Materials, Inc.*	287	3,981
Westlake Chemical Corp.	268	3,921
RTI International Metals, Inc.*	332	3,884
Allied Nevada Gold Corp.*	641	3,750
American Vanguard Corp.	270	3,483
Wausau Paper Corp.	630	3,314
Louisiana-Pacific Corp.	1,476	3,291
PolyOne Corp.*	1,323	3,056
Zep, Inc.	298	3,049
Haynes International, Inc.*	167	2,976
Horsehead Holding Corp.*	497	2,734
Zoltek Companies, Inc.*	390	2,656
Stepan Co.	93	2,539
LSB Industries, Inc.*	254	2,512
Solutia, Inc.*	1,340	2,506
Myers Industries, Inc.	398	2,444
GenTek, Inc.*	131	2,291
Stillwater Mining Co.*	562	2,079
A.M. Castle & Co.	230	2,052
Olympic Steel, Inc.	130	1,972
Headwaters, Inc.*	597	1,875
Landec Corp.*	335	1,866
Graphic Packaging Holding Co.*	2,054	1,787
Innophos Holdings, Inc.	148	1,669
ShengdaTech, Inc.*	426	1,321
Clearwater Paper Corp.*	164	1,317
Innospec, Inc.	333	1,255
Buckeye Technologies, Inc.*	565	1,203
Quaker Chemical Corp.	150	1,191
AEP Industries, Inc.*	76	1,161
Spartech Corp.	430	1,058
U S Concrete, Inc.*	520	1,040
NL Industries, Inc.	98	980
Universal Stainless & Alloy*	100	967
General Moly, Inc.*	892	946
Bway Holding Co.*	113	892

116	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)
March 31, 2009
      RUSSELL 2000® FUND

		MARKET
	SHARES	VALUE

Ferro Corp.	619	$885
United States Lime & Minerals, Inc.*	30	821
ICO, Inc.*	394	812
Neenah Paper, Inc.	212	770
KapStone Paper and Packaging Corp.*	249	613
Penford Corp.	157	570
Flotek Industries, Inc.*	325	510
AbitibiBowater, Inc.*	761	419
General Steel Holdings, Inc.*	146	384
Boise, Inc.*	513	313
Mercer International, Inc.*	430	284
China Precision Steel, Inc.*	240	281
Sutor Technology Group Ltd.*	108	151
Verso Paper Corp.	196	125
China Direct, Inc.*	98	123

Total Materials		328,799

TELECOMMUNICATION SERVICES 0.5%
tw telecom Inc.*	2,094	18,323
Syniverse Holdings, Inc.*	732	11,536
Centennial Communications Corp.*	960	7,930
Premiere Global Services, Inc.*	882	7,779
NTELOS Holdings Corp.	420	7,619
Cincinnati Bell, Inc.*	3,272	7,526
Shenandoah Telecommunications Co.	330	7,524
Cbeyond, Inc.*	344	6,478
Iowa Telecommunications Services, Inc.	448	5,134
Cogent Communications Group, Inc.*	631	4,543
General Communication, Inc. — Class A*	638	4,262
Alaska Communications Systems Group, Inc.	616	4,127
Consolidated Communications Holdings, Inc.	331	3,396
USA Mobility, Inc.	328	3,021
Global Crossing*	372	2,604
PAETEC Holding Corp.*	1,760	2,534
Atlantic Tele-Network, Inc.	130	2,493
iPCS, Inc. — Class A*	240	2,330
Fairpoint Communications, Inc.	1,264	986
Virgin Mobile USA, Inc. — Class A*	522	673
ICO Global Communications Holdings Ltd.*	1,476	517
TerreStar Corp.*	828	464
FiberTower Corp.*	1,717	343
IDT Corp.*	257	298
Vonage Holdings Corp.*	727	291
Ibasis, Inc.*	419	281
Globalstar, Inc.*	734	257

Total Telecommunication Services		113,269

		MARKET
	SHARES	VALUE

Total Common Stocks
(Cost $8,749,142)		$8,964,189

RIGHTS 0.0%
FINANCIALS 0.0%
United America Indemnity Ltd.*
Expires 04/06/09	280	131

Total Financials		131

Total Rights
(Cost $411)		131

	FACE
	AMOUNT
REPURCHASE AGREEMENTS† 57.6%
Credit Suisse Group issued 03/31/09 at 0.15% due 04/01/09	$10,034,539	10,034,539
Mizuho Financial Group, Inc. issued 03/31/09 at 0.16% due 04/01/09	3,701,484	3,701,484
Morgan Stanley issued 03/31/09 at 0.05% due 04/01/09	254,639	254,639

Total Repurchase Agreements
(Cost $13,990,662)		13,990,662

Total Investments 94.5%
(Cost $22,740,215)		$22,954,982

Other Assets in Excess of Liabilities – 5.5%		$1,323,212

Net Assets – 100.0%		$24,278,194

		Unrealized
	Contracts	Gain (Loss)

FUTURES CONTRACTS PURCHASED
June 2009 Russell 2000 Index Mini Futures Contracts (Aggregate Market Value of Contracts $11,556,120)	276	$(396,289)

	UNITS
EQUITY INDEX SWAP AGREEMENTS
Goldman Sachs International April 2009 Russell 2000 Index Swap, Terminating 04/06/09** (Notional Market Value $2,919,349)	6,906	$2,102
Credit Suisse Capital, LLC June 2009 Russell 2000 Index Swap, Terminating 06/26/09** (Notional Market Value $1,171,230)	2,771	(9,775)

(Total Notional Market Value $4,090,579)		$(7,673)

*	Non-Income Producing Security.

**	Total Return based on Russell 2000 Index +/- financing at a variable rate.

†	Repurchase Agreements — See Note 6.
See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	117

SCHEDULE OF INVESTMENTS
March 31, 2009
      INVERSE RUSSELL 2000® STRATEGY FUND

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENTS† 88.5%
Credit Suisse Group issued 03/31/09 at 0.15% due 04/01/09	$21,980,201	$21,980,201
Mizuho Financial Group, Inc. issued 03/31/09 at 0.16% due 04/01/09	8,107,932	8,107,932
Morgan Stanley issued 03/31/09 at 0.05% due 04/01/09	557,774	557,774

Total Repurchase Agreements
(Cost $30,645,907)		30,645,907

Total Investments 88.5%
(Cost $30,645,907)		$30,645,907

Other Assets in Excess of Liabilities – 11.5%		$3,983,551

Net Assets – 100.0%		$34,629,458

		Unrealized
	Contracts	Gain (Loss)

FUTURES CONTRACTS SOLD SHORT
June 2009 Russell 2000 Index Mini Futures Contracts (Aggregate Market Value of Contracts $4,228,870)	101	$(32,259)

	UNITS
EQUITY INDEX SWAP AGREEMENT
SOLD SHORT
Credit Suisse Capital, LLC June 2009 Russell 2000 Index Swap, Terminating 06/26/09* (Notional Market Value $27,751,493)	65,645	220,410
Goldman Sachs International April 2009 Russell 2000 Index Swap, Terminating 04/06/09* (Notional Market Value $2,615,240)	6,186	(25,911)

(Total Notional Market Value $30,366,733)		$194,499

*	Total Return based on Russell 2000 Index +/- financing at a variable rate.

†	Repurchase Agreements — See Note 6.
118	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
March 31, 2009
     GOVERNMENT LONG BOND 1.2x STRATEGY FUND

	FACE	MARKET
	AMOUNT	VALUE

U.S. TREASURY OBLIGATIONS 95.2%
U.S. Treasury Bond 3.50% due 02/15/39	$65,050,000	$64,460,484

Total U.S. Treasury Obligations
(Cost $63,082,628)		64,460,484

REPURCHASE AGREEMENTS† 3.6%
Credit Suisse Group issued 03/31/09 at 0.15% due 04/01/09	1,759,425	1,759,425
Mizuho Financial Group, Inc. issued 03/31/09 at 0.16% due 04/01/09	649,007	649,007
Morgan Stanley issued 03/31/09 at 0.05% due 04/01/09	44,647	44,647

Total Repurchase Agreements
(Cost $2,453,079)		2,453,079

Total Investments 98.8%
(Cost $65,535,707)		$66,913,563

Other Assets in Excess of Liabilities – 1.2%		$812,363

Net Assets – 100.0%		$67,725,926

		Unrealized
	Contracts	Gain

FUTURES CONTRACTS PURCHASED
June 2009 U.S. Treasury Bond Futures Contracts (Aggregate Market Value of Contracts $29,442,609)	227	$1,027,941

†	Repurchase Agreements — See Note 6.

See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	119

SCHEDULE OF INVESTMENTS
March 31, 2009
     INVERSE GOVERNMENT LONG BOND STRATEGY FUND

	FACE	MARKET
	AMOUNT	VALUE

FEDERAL AGENCY DISCOUNT NOTES 82.6%
Fannie Mae**
0.19% due 04/27/09	$50,000,000	$49,993,139
0.68% due 10/30/09	50,000,000	49,895,000
Fed Home Loan Bank*
0.01% due 04/07/09	100,000,000	99,999,833
0.25% due 06/26/09	50,000,000	49,975,000
0.83% due 12/15/09	49,000,000	48,843,200
0.74% due 10/16/09	25,000,000	24,952,500
Freddie Mac**
1.25% due 05/05/09	50,000,000	49,990,000
0.57% due 09/08/09	25,000,000	24,965,000

Total Federal Agency Discount Notes
(Cost $398,247,309)		398,613,672

	CONTRACTS
OPTIONS PURCHASED 0.0%
Call Options on:
June 2009 U.S. Treasury Bond Index Futures Contracts Expiring May 2009 with strike price of 173††	3,000	—

Total Call Options		—

Total Options Purchased
(Cost $52,875)		—

	FACE
	AMOUNT
REPURCHASE AGREEMENTS† 10.7%
Credit Suisse Group issued 03/31/09 at 0.15% due 04/01/09	$36,900,848	36,900,848
Mizuho Financial Group, Inc. issued 03/31/09 at 0.16% due 04/01/09	13,611,777	13,611,777
Morgan Stanley issued 03/31/09 at 0.05% due 04/01/09	936,403	936,403

Total Repurchase Agreements
(Cost $51,449,028)		51,449,028

Total Investments 93.3%
(Cost $449,749,212)		$450,062,700

Other Assets in Excess of Liabilities – 6.7%		$32,232,529

Net Assets – 100.0%		$482,295,229

		UNREALIZED
	CONTRACTS	LOSS

FUTURES CONTRACTS SOLD SHORT
June 2009 U.S. Treasury Bond Futures Contracts (Aggregate Market Value of Contracts $834,639,609)	6,435	$(18,192,349)

*	The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

**	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.

†	Repurchase Agreements — See Note 6.

††	Security is fair valued.
120	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
March 31, 2009
     HIGH YIELD STRATEGY FUND

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENTS† 88.1%
Credit Suisse Group issued 03/31/09 at 0.15% due 04/01/09	$156,186,966	$156,186,966
Mizuho Financial Group, Inc. issued 03/31/09 at 0.16% due 04/01/09	57,613,366	57,613,366
Morgan Stanley issued 03/31/09 at 0.05% due 04/01/09	3,963,431	3,963,431

Total Repurchase Agreements
(Cost $217,763,763)		217,763,763

Total Investments 88.1%
(Cost $217,763,763)		$217,763,763

Other Assets in Excess of Liabilities – 11.9%		$29,284,612

Net Assets – 100.0%		$247,048,375

		Unrealized
	Contracts	Gain

FUTURES CONTRACTS PURCHASED
June 2009 U.S. 5 Year Treasury Note Futures Contracts (Aggregate Market Value of Contracts $79,826,250)	672	$498,570

CREDIT DEFAULT SWAP AGREEMENT PROTECTION SOLD††

						Upfront
		Protection	Maturity	Notional	Market	Premiums	Unrealized
Index	Counterparty	Premium Rate	Date	Principal	Value	Received	Depreciation

CDX.NA.HY-11 Index	Goldman Sachs International	5.00%	12/20/13	$264,810,000	$(83,746,162)	$(78,588,943)	$(5,157,219)

†	Repurchase Agreements — See Note 6.

††	Credit Default Swaps — See Note 3.
See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	121

SCHEDULE OF INVESTMENTS
March 31, 2009
     INVERSE HIGH YIELD STRATEGY FUND

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENTS† 64.3%
Credit Suisse Group issued 03/31/09 at 0.15% due 04/01/09	$7,819,151	$7,819,151
Mizuho Financial Group, Inc. issued 03/31/09 at 0.16% due 04/01/09	2,884,285	2,884,285
Morgan Stanley issued 03/31/09 at 0.05% due 04/01/09	198,420	198,420

Total Repurchase Agreements
(Cost $10,901,856)		10,901,856

Total Investments 64.3%
(Cost $10,901,856)		$10,901,856

Other Assets in Excess of Liabilities – 35.7%		$6,043,484

Net Assets – 100.0%		$16,945,340

		Unrealized
	Contracts	Loss

FUTURES CONTRACTS SOLD SHORT
June 2009 U.S. 5 Year Treasury Note Futures Contracts (Aggregate Market Value of Contracts $4,870,352)	41	$(37,077)

CREDIT DEFAULT SWAP AGREEMENT PROTECTION PURCHASED

						Upfront
		Protection	Maturity	Notional	Market	Premiums	Unrealized
Index	Counterparty	Premium Rate	Date	Principal	Value	Paid	Appreciation

CDX.NA.HY-11 Index	Goldman Sachs International	5.00%	12/20/13	$5,820,000	$1,840,575	$1,235,092	$605,483

†	Repurchase Agreements — See Note 6.
122	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
March 31, 2009
     EUROPE 1.25x STRATEGY FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 46.8%

HEALTH CARE 10.3%
Novartis AG — SP ADR	4,359	$164,901
GlaxoSmithKline PLC — SP ADR	4,889	151,901
Sanofi-Aventis — SP ADR	4,379	122,305
AstraZeneca PLC — SP ADR	2,370	84,017
Novo Nordisk A/S — SP ADR	780	37,424
Teva Pharmaceutical Industries Ltd. — SP ADR	580	26,129
Alcon, Inc. — SP ADR	160	14,546

Total Health Care		601,223

FINANCIALS 8.8%
HSBC Holdings PLC — SP ADR	2,229	62,902
Banco Santander Central Hispano SA — SP ADR	9,108	62,845
Credit Suisse Group AG — SP ADR	2,059	62,779
Allianz SE — SP ADR	6,788	56,748
Banco Bilbao Vizcaya Argentaria SA — SP ADR	6,668	54,211
Deutsche Bank AG — SP ADR	1,190	48,373
UBS AG — SP ADR*	4,849	45,726
AXA — SP ADR	3,219	38,564
Barclays PLC — SP ADR	3,519	29,912
Willis Group Holdings Ltd.	780	17,160
ING Groep NV — SP ADR	3,089	16,804
Lloyds TSB Group PLC — SP ADR	3,609	14,544
Allied Irish Banks PLC — SP ADR	1,670	2,589

Total Financials		513,157

TELECOMMUNICATION SERVICES 8.5%
Telefonica SA — SP ADR	2,480	147,857
Vodafone Group PLC — SP ADR	7,378	128,525
France Telecom SA — SP ADR	5,039	114,184
Deutsche Telekom AG — SP ADR	5,799	71,618
BT Group PLC — SP ADR	2,909	32,493

Total Telecommunication Services		494,677

ENERGY 8.2%
BP PLC — SP ADR	3,899	156,350
Total SA — SP ADR	2,939	144,187
Royal Dutch Shell PLC — SP ADR	2,369	104,947
Eni SpA — SP ADR	1,760	67,443
Compagnie Generale de Geophysique SA, Inc. — SP ADR*	550	6,347

Total Energy		479,274

		MARKET
	SHARES	VALUE

CONSUMER STAPLES 3.0%
Unilever NV — SP ADR	3,789	$74,265
Diageo PLC — SP ADR	1,480	66,230
British American Tobacco PLC— SP ADR	680	31,280

Total Consumer Staples		171,775

MATERIALS 2.7%
BHP Billiton Ltd. — SP ADR	1,190	53,074
Rio Tinto PLC — SP ADR	300	40,218
Anglo American PLC — SP ADR	3,179	27,117
ArcelorMittal — SP ADR	930	18,637
Syngenta AG — SP ADR	430	17,247

Total Materials		156,293

INFORMATION TECHNOLOGY 2.4%
Nokia Oyj — SP ADR	4,889	57,055
SAP AG — SP ADR	1,480	52,229
Telefonaktiebolaget LM Ericsson — SP ADR	3,639	29,439

Total Information Technology		138,723

INDUSTRIALS 1.8%
Siemens AG — SP ADR	1,080	61,527
Koninklijke Philips Electronics NV — SP ADR	1,410	20,967
Ryanair Holdings PLC — SP ADR*	860	19,875

Total Industrials		102,369

CONSUMER DISCRETIONARY 0.9%
Daimler AG — SP ADR	1,410	36,011
Carnival PLC — SP ADR	760	17,237

Total Consumer Discretionary		53,248

UTILITIES 0.2%
Veolia Environnement — SP ADR	510	10,659

Total Utilities		10,659

Total Common Stocks
(Cost $2,549,433)		2,721,398

See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	123

SCHEDULE OF INVESTMENTS (concluded)
March 31, 2009
     EUROPE 1.25x STRATEGY FUND

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENTS† 44.6%
Credit Suisse Group issued 03/31/09 at 0.15% due 04/01/09	$1,857,251	$1,857,251
Mizuho Financial Group, Inc. issued 03/31/09 at 0.16% due 04/01/09	685,093	685,093
Morgan Stanley issued 03/31/09 at 0.05% due 04/01/09	47,130	47,130

Total Repurchase Agreements
(Cost $2,589,474)		2,589,474

Total Investments 91.4%
(Cost $5,138,907)		$5,310,872

Other Assets in Excess of Liabilities – 8.6%		$498,317

Net Assets – 100.0%		$5,809,189

		Unrealized
	Contracts	Gain

CURRENCY FUTURES
CONTRACTS PURCHASED
June 2009 EURO Currency Futures Contracts (Aggregate Market Value of Contracts $4,649,050)	28	$47,807

FUTURES CONTRACTS PURCHASED
June 2009 Dow Jones EURO STOXX 50 Index Futures Contracts (Aggregate Market Value of Contracts $1,562,418)	59	$9,924
June 2009 Dow Jones STOXX 50 Index Futures Contracts (Aggregate Market Value of Contracts $3,246,583)	138	41,527

(Total Aggregate Market Value of Contracts $4,809,001)		$51,451

*	Non-Income Producing Security.

†	Repurchase Agreements — See Note 6.

ADR	— American Depository Receipt.

Country Diversification
The pie chart above reflects percentages of the market value of Common Stocks.
124	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
March 31, 2009
     JAPAN 2x STRATEGY FUND

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENTS† 43.2%
Credit Suisse Group issued 03/31/09 at 0.15% due 04/01/09	$2,389,120	$2,389,120
Mizuho Financial Group, Inc. issued 03/31/09 at 0.16% due 04/01/09	881,285	881,285
Morgan Stanley issued 03/31/09 at 0.05% due 04/01/09	60,627	60,627

Total Repurchase Agreements
(Cost $3,331,032)		3,331,032

Total Investments 43.2%
(Cost $3,331,032)		$3,331,032

Other Assets in Excess of Liabilities – 56.8%		$4,378,284

Net Assets – 100.0%		$7,709,316

		Unrealized
	Contracts	Gain (Loss)

CURRENCY FUTURES
CONTRACTS PURCHASED
June 2009 Japanese Yen Currency Futures Contracts (Aggregate Market Value of Contracts $15,425,375)	122	$(77,889)

FUTURES CONTRACTS PURCHASED
June 2009 Nikkei-225 Stock Average Index Futures Contracts (Aggregate Market Value of Contracts $15,395,650)	367	$1,031,416

†	Repurchase Agreements — See Note 6.
See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	125

SCHEDULE OF INVESTMENTS
March 31, 2009
     SMALL-CAP VALUE FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 99.1%

CONSUMER DISCRETIONARY 42.6%
Stein Mart, Inc.*	292,138	$844,279
Ruby Tuesday, Inc.*	284,998	832,194
O’Charleys, Inc.	225,003	677,259
Group 1 Automotive, Inc.	38,389	536,294
Brunswick Corp.	147,509	508,906
Standard Motor Products, Inc.	156,514	430,414
Big 5 Sporting Goods Corp.	65,187	382,648
Liz Claiborne, Inc.	146,468	361,776
Oxford Industries, Inc.	57,582	355,281
Lithia Motors, Inc. — Class A	153,757	345,953
PEP Boys-Manny Moe & Jack	77,127	340,130
Stage Stores, Inc.	31,501	317,530
EW Scripps Co. — Class A	213,135	287,732
OfficeMax Inc.	76,778	239,547
Christopher & Banks Corp.	56,503	231,097
Tuesday Morning Corp.*	181,566	230,589
Sonic Automotive, Inc.	142,587	228,139
MarineMax, Inc.*	98,786	193,621
Spartan Motors, Inc.	44,041	177,045
Quiksilver, Inc.*	137,787	176,367
Superior Industries International, Inc.	14,110	167,204
Ethan Allen Interiors, Inc.	14,222	160,140
DineEquity, Inc.	13,398	158,900
Perry Ellis International, Inc.*	38,695	133,885
Arctic Cat, Inc.	34,846	133,460
Brown Shoe Company, Inc.	35,340	132,525
Live Nation, Inc.*	44,129	117,824
Standard-Pacific Corp.*	131,122	115,387
Men’s Wearhouse, Inc.	7,384	111,794
Hillenbrand, Inc.	6,949	111,253
Zale Corp.*	50,843	99,144
La-Z-Boy, Inc.	77,866	97,333
National Presto Industries, Inc.	1,485	90,600
Russ Berrie & Company, Inc.*	56,513	74,597
Tween Brands, Inc.*	34,858	74,596

Total Consumer Discretionary		9,475,443

FINANCIALS 24.7%
National Financial Partners Corp.	146,090	467,488
Flagstar Bancorp, Inc.*	556,965	417,724
Stewart Information Services Corp.	18,896	368,472
Irwin Financial Corp.*	154,679	301,624
DiamondRock Hospitality Co.	52,213	209,374
Independent Bank Corp.	88,119	206,198
Pennsylvania Real Estate Investment Trust	57,602	204,487
Guaranty Financial Group, Inc.*	187,353	196,721

		MARKET
	SHARES	VALUE

Colonial Properties Trust	46,520	$177,241
National Retail Properties, Inc.	10,941	173,305
Senior Housing Properties Trust	10,167	142,541
Parkway Properties, Inc.	13,237	136,341
BioMed Realty Trust, Inc.	19,637	132,943
Kite Realty Group Trust	50,987	124,918
LTC Properties, Inc.	7,048	123,622
Sterling Savings Bank	56,966	117,920
Whitney Holding Corp.	9,818	112,416
Post Properties, Inc.	11,055	112,098
Susquehanna Bancshares, Inc.	11,727	109,413
Lexington Realty Trust	44,628	106,215
Home Properties, Inc.	3,107	95,230
Frontier Financial Corp.	86,430	95,073
Umpqua Holding Corp.	10,132	91,796
Provident Bankshares Corp.	12,986	91,551
Presidential Life Corp.	11,570	90,130
Brookline Bancorp, Inc.	9,322	88,559
Sovran Self Storage, Inc.	4,378	87,910
Franklin Street Properties Corp.	7,048	86,690
Extra Space Storage, Inc.	15,482	85,306
Entertainment Properties Trust	5,252	82,772
Delphi Financial Group, Inc. — Class A	5,876	79,091
Mid-America Apartment Communities, Inc.	2,508	77,322
Eastgroup Properties, Inc.	2,621	73,571
Urstadt Biddle Properties, Inc.	5,401	72,481
Kilroy Realty Corp.	4,129	70,978
Inland Real Estate Corp.	9,781	69,347
Cedar Shopping Centers, Inc.	38,039	66,188
Acadia Realty Trust	5,165	54,801
First Midwest Bancorp, Inc.	5,914	50,801
South Financial Group, Inc.	41,110	45,221

Total Financials		5,495,879

INFORMATION TECHNOLOGY 16.0%
Gevity HR, Inc.	246,127	972,202
SYNNEX Corp.*	37,927	746,024
Keithley Instruments, Inc.	76,022	257,714
Technitrol, Inc.	142,870	244,308
Insight Enterprises, Inc.*	78,130	239,078
Agilysys, Inc.	55,284	237,721
Brightpoint, Inc.*	52,499	224,696
Cypress Semiconductor Corp.*	25,102	169,940
Startek, Inc.*	47,746	148,013
Gerber Scientific, Inc.*	45,061	107,696
Rudolph Technologies, Inc.*	28,968	87,773
Hutchinson Technology, Inc.*	31,825	82,745
CTS Corp.	11,614	41,926

Total Information Technology		3,559,836

126	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)
March 31, 2009
     SMALL-CAP VALUE FUND

		MARKET
	SHARES	VALUE

INDUSTRIALS 8.9%
Spherion Corp.*	174,008	$361,937
John Bean Technologies Corp.	26,923	281,615
Volt Information Sciences, Inc.*	34,133	226,984
Bowne & Company, Inc.	63,788	204,760
Briggs & Stratton Corp.	9,893	163,235
CDI Corp.	16,729	162,606
Apogee Enterprises, Inc.	13,836	151,919
Standard Register Co.	22,930	105,019
Baldor Electric Co.	4,903	71,044
Barnes Group, Inc.	6,612	70,682
Consolidated Graphics, Inc.*	5,233	66,564
C&D Technologies, Inc.*	33,983	62,869
Wabash National Corp.	48,880	60,122

Total Industrials		1,989,356

MATERIALS 2.9%
Neenah Paper, Inc.	35,659	129,442
Quaker Chemical Corp.	15,369	122,030
A. Schulman, Inc.	8,339	112,993
PolyOne Corp.*	48,484	111,998
Myers Industries, Inc.	17,890	109,845
Buckeye Technologies, Inc.*	26,449	56,336

Total Materials		642,644

CONSUMER STAPLES 1.8%
Great Atlantic & Pacific Tea
Company, Inc*	45,025	239,083
Andersons, Inc.	11,927	168,648

Total Consumer Staples		407,731

UTILITIES 1.6%
Atmos Energy Corp.	5,440	125,773
UIL Holding Corp.	3,368	75,174
CH Energy Group, Inc.	1,574	73,820
Central Vermont Public
Service Corp.	4,243	73,404

Total Utilities		348,171

TELECOMMUNICATION SERVICES 0.6%
Iowa Telecommunications Services, Inc.	5,926	67,912
Fairpoint Communications, Inc.	75,541	58,922

Total Telecommunication Services		126,834

Total Common Stocks
(Cost $21,762,348)		22,045,894

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENTS† 1.5%
Credit Suisse Group issued 03/31/09 at 0.15% due 04/01/09	$245,479	$245,479
Mizuho Financial Group, Inc. issued 03/31/09 at 0.16% due 04/01/09	90,551	90,551
Morgan Stanley issued 03/31/09 at 0.05% due 04/01/09	6,229	6,229

Total Repurchase Agreements
(Cost $342,259)		342,259

Total Investments 100.6%
(Cost $22,104,607)		$22,388,153

Liabilities in Excess of Other Assets – (0.6)%		$(129,537)

Net Assets – 100.0%		$22,258,616

*	Non-Income Producing Security.

†	Repurchase Agreements — See Note 6.
See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	127

SCHEDULE OF INVESTMENTS
March 31, 2009
     MID-CAP VALUE FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 100.5%

FINANCIALS 29.3%
Fidelity National Financial, Inc. — Class A	4,234	$82,605
Colonial BancGroup, Inc.	86,073	77,466
Hospitality Properties Trust	6,002	72,024
Unitrin, Inc.	5,107	71,396
Old Republic International Corp.	6,586	71,261
Mack-Cali Realty Corp.	3,133	62,065
Horace Mann Educators Corp.	6,920	57,920
Liberty Property Trust	2,843	53,846
Protective Life Corp.	9,952	52,248
SL Green Realty Corp.	4,432	47,866
New York Community Bancorp, Inc.	4,019	44,892
Highwoods Properties, Inc.	2,080	44,554
Nationwide Health Properties, Inc.	1,955	43,381
Omega Healthcare Investors, Inc.	3,080	43,366
Camden Property Trust	1,877	40,506
Alexandria Real Estate Equities, Inc.	1,110	40,404
Realty Income Corp.	2,071	38,976
Duke Realty Corp.	6,962	38,291
Equity One, Inc.	3,100	37,789
Washington Federal, Inc.	2,500	33,225
BRE Properties, Inc. — Class A	1,648	32,350
Regency Centers Corp.	1,206	32,043
First American Corp.	1,196	31,706
Weingarten Realty Investors	3,194	30,407
Webster Financial Corp.	6,776	28,798
Apollo Investment Corp.	8,138	28,320
Associated Banc-Corp.	1,765	27,252
Cousins Properties, Inc.	3,676	23,673
Macerich Co.	3,669	22,968
UDR, Inc.	2,374	20,440
PacWest Bancorp	1,354	19,403
Astoria Financial Corp.	1,777	16,331
Wilmington Trust Corp.	1,359	13,169

Total Financials		1,380,941

CONSUMER DISCRETIONARY 21.3%
Foot Locker, Inc.	13,699	143,566
Williams-Sonoma, Inc.	13,505	136,130
Barnes & Noble, Inc.	5,967	127,574
Brinker International, Inc.	8,143	122,959
Brink’s Home Security Holdings, Inc.*	3,827	86,490
AnnTaylor Stores Corp.*	12,899	67,075
Blyth, Inc.	2,379	62,163
Regis Corp.	3,912	56,528
Boyd Gaming Corp.	13,409	50,016
Belo Corp. — Class A	77,342	47,179

		MARKET
	SHARES	VALUE

Harte-Hanks, Inc.	8,281	$44,303
Bob Evans Farms, Inc.	1,606	36,007
American Greetings Corp. — Class A	4,718	23,873

Total Consumer Discretionary		1,003,863

MATERIALS 13.8%
Temple-Inland, Inc.	38,260	205,456
Ashland, Inc.	13,672	141,232
Louisiana-Pacific Corp.	48,654	108,498
RPM International, Inc.	4,307	54,828
Packaging Corporation of America	4,191	54,567
Cabot Corp.	2,997	31,499
Worthington Industries, Inc.	3,324	28,952
Cytec Industries, Inc.	1,793	26,931

Total Materials		651,963

INDUSTRIALS 11.6%
Oshkosh Corp.	19,549	131,760
Kelly Services, Inc. — Class A	9,386	75,557
YRC Worldwide, Inc.*	15,759	70,758
Timken Co.	3,659	51,080
HNI Corp.	4,718	49,067
Crane Co.	2,510	42,369
Manpower, Inc.	1,274	40,169
Deluxe Corp.	4,030	38,809
Alexander & Baldwin, Inc.	1,434	27,289
Federal Signal Corp.	3,978	20,964

Total Industrials		547,822

INFORMATION TECHNOLOGY 10.1%
Tech Data Corp.*	4,924	107,245
Ingram Micro, Inc. — Class A*	6,520	82,413
Intersil Corp. — Class A	5,547	63,790
Arrow Electronics, Inc.*	2,648	50,471
Vishay Intertechnology, Inc.*	14,437	50,241
RF Micro Devices, Inc.*	37,610	50,021
Avnet, Inc.*	2,133	37,349
Imation Corp.	4,185	32,015

Total Information Technology		473,545

UTILITIES 6.4%
PNM Resources, Inc.	5,905	48,775
Great Plains Energy, Inc.	3,586	48,304
Oneok, Inc.	1,927	43,608
Westar Energy, Inc.	2,144	37,584
NV Energy, Inc.	3,723	34,959
OGE Energy Corp.	1,378	32,824
AGL Resources, Inc.	1,158	30,722
Black Hills Corp.	1,454	26,013

Total Utilities		302,789

128	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)
March 31, 2009
     MID-CAP VALUE FUND

		MARKET
	SHARES	VALUE

HEALTH CARE 4.5%
Health Net, Inc.*	6,410	$92,817
Kindred Healthcare, Inc.*	4,884	73,016
WellCare Health Plans, Inc.*	4,065	45,731

Total Health Care		211,564

CONSUMER STAPLES 2.6%
Smithfield Foods, Inc.*	8,081	76,446
Universal Corp.	1,508	45,119

Total Consumer Staples		121,565

ENERGY 0.9%
Southern Union Co.	2,754	41,916

Total Energy		41,916

Total Common Stocks
(Cost $4,407,691)		4,735,968

WARRANTS 0.0%
CONSUMER DISCRETIONARY 0.0%
Krispy Kreme Doughnuts, Inc.*
$12.21, 03/02/12	176	2

Total Consumer Discretionary		2

Total Warrants
(Cost $—)		2

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENTS† 3.8%
Credit Suisse Group issued 03/31/09 at 0.15% due 04/01/09	$128,525	$128,525
Mizuho Financial Group, Inc. issued 03/31/09 at 0.16% due 04/01/09	47,410	47,410
Morgan Stanley issued 03/31/09 at 0.05% due 04/01/09	3,261	3,261

Total Repurchase Agreements
(Cost $179,196)		179,196

Total Investments 104.3%
(Cost $4,586,888)		$4,915,166

Liabilities in Excess of Other Assets – (4.3)%		$(203,159)

Net Assets – 100.0%		$4,712,007

*	Non-Income Producing Security.

†	Repurchase Agreements — See Note 6.
See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	129

SCHEDULE OF INVESTMENTS
March 31, 2009
     LARGE-CAP VALUE FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 100.3%

FINANCIALS 32.1%
XL Capital Ltd.	49,062	$267,879
Morgan Stanley	6,095	138,783
ProLogis	21,245	138,092
CIT Group, Inc.	41,766	119,033
American International Group, Inc.	106,851	106,851
Genworth Financial, Inc. — Class A	53,349	101,363
Hartford Financial Services Group, Inc.	11,500	90,275
Comerica, Inc.	3,793	69,450
Host Hotels & Resorts, Inc.	14,136	55,413
Legg Mason, Inc.	2,772	44,075
Allstate Corp.	2,173	41,613
Lincoln National Corp.	6,022	40,287
Bank of America Corp.	5,413	36,917
KeyCorp	4,442	34,959
HCP, Inc.	1,921	34,290
Citigroup, Inc.	13,322	33,705
Health Care REIT, Inc.	1,099	33,618
Prudential Financial, Inc.	1,707	32,467
Ameriprise Financial, Inc.	1,554	31,841
Boston Properties, Inc.	786	27,534
Marshall & Ilsley Corp.	4,888	27,519
Regions Financial Corp.	6,408	27,298
SunTrust Banks, Inc.	2,311	27,131
Cincinnati Financial Corp.	1,163	26,598
Vornado Realty Trust	786	26,127
Fifth Third Bancorp	8,787	25,658
JPMorgan Chase & Co.	958	25,464
Apartment Investment & Management Co. — Class A	4,604	25,230
Simon Property Group, Inc.	713	24,698
Assurant, Inc.	1,040	22,651
BB&T Corp.	1,250	21,150
KIMCO Realty Corp.	2,754	20,985
Equity Residential	1,118	20,515
AvalonBay Communities, Inc.	410	19,295
Capital One Financial Corp.	1,309	16,022
U.S. Bancorp	1,091	15,940
Principal Financial Group, Inc.	1,908	15,607
Huntington Bancshares, Inc.	8,022	13,317
Zions Bancorporation	1,005	9,879

Total Financials		1,889,529

CONSUMER DISCRETIONARY 19.5%
Macy’s, Inc.	13,997	124,573
Goodyear Tire & Rubber Co.*	13,105	82,037
Ford Motor Co.*	29,518	77,632
Office Depot, Inc.*	56,768	74,366
AutoNation, Inc.*	4,910	68,151
CBS Corp.	17,192	66,017
Wyndham Worldwide Corp.	15,149	63,626

		MARKET
	SHARES	VALUE

J.C. Penney Company, Inc.	2,692	$54,028
Limited Brands, Inc.	6,208	54,010
Carnival Corp.	2,317	50,047
Eastman Kodak Co.	12,592	47,850
Whirlpool Corp.	1,547	45,776
International Game Technology, Inc.	4,635	42,735
Meredith Corp.	2,559	42,582
Gannett Company, Inc.	18,823	41,411
Leggett & Platt, Inc.	3,091	40,152
Darden Restaurants, Inc.	915	31,348
Newell Rubbermaid, Inc.	4,235	27,019
Starwood Hotels & Resorts Worldwide, Inc.	2,022	25,679
Johnson Controls, Inc.	2,044	24,528
Time Warner, Inc.	1,069	20,638
Mattel, Inc.	1,677	19,336
Fortune Brands, Inc.	655	16,080
Time Warner Cable, Inc.	261	6,470

Total Consumer Discretionary		1,146,091

UTILITIES 9.8%
Constellation Energy Group, Inc.	3,480	71,897
NiSource, Inc.	6,687	65,533
Pinnacle West Capital Corp.	1,839	48,844
TECO Energy, Inc.	3,525	39,304
Pepco Holdings, Inc.	3,045	38,002
Duke Energy Corp.	2,539	36,358
Ameren Corp.	1,558	36,130
Consolidated Edison, Inc.	878	34,777
Progress Energy, Inc.	956	34,664
DTE Energy Co.	1,243	34,431
CenterPoint Energy, Inc.	3,041	31,718
Integrys Energy Group, Inc.	1,167	30,389
Xcel Energy, Inc.	1,462	27,237
SCANA Corp.	781	24,125
American Electric Power Company, Inc.	950	23,997

Total Utilities		577,406

CONSUMER STAPLES 8.3%
SUPERVALU, INC.	13,348	190,609
Tyson Foods, Inc. — Class A	9,126	85,693
Altria Group, Inc.	3,417	54,740
Coca-Cola Enterprises, Inc.	3,644	48,064
Philip Morris International, Inc.	1,225	43,586
Reynolds American, Inc.	1,034	37,059
ConAgra Foods, Inc.	1,592	26,857

Total Consumer Staples		486,608

MATERIALS 7.9%
MeadWestvaco Corp.	7,777	93,246
Alcoa, Inc.	8,418	61,788
International Paper Co.	7,604	53,532
AK Steel Holding Corp.	6,580	46,850
Weyerhaeuser Co.	1,380	38,047
Air Products & Chemicals, Inc.	658	37,013

130	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)
March 31, 2009
     LARGE-CAP VALUE FUND

		MARKET
	SHARES	VALUE

Eastman Chemical Co.	1,380	$36,984
E.I. du Pont de Nemours and Co.	1,567	34,991
United States Steel Corp.	1,515	32,012
Dow Chemical Co.	3,524	29,707

Total Materials		464,170

TELECOMMUNICATION SERVICES 5.6%
Qwest Communications International, Inc.	20,304	69,440
CenturyTel, Inc.	2,420	68,050
Embarq Corp.	1,546	58,516
Windstream Corp.	5,241	42,242
Frontier Communications Corp.	5,345	38,377
Verizon Communications, Inc.	908	27,422
AT&T, Inc.	1,035	26,082

Total Telecommunication Services		330,129

ENERGY 5.2%
Tesoro Corp.	13,600	183,192
Valero Energy Corp.	3,858	69,058
Spectra Energy Corp.	4,032	57,013

Total Energy		309,263

INFORMATION TECHNOLOGY 4.5%
Jabil Circuit, Inc.	13,880	77,173
Sun Microsystems, Inc.*	7,707	56,415
Analog Devices, Inc.	1,972	38,000
Microchip Technology, Inc.	1,749	37,061
Tyco Electronics Ltd.	2,915	32,182
Molex, Inc.	1,893	26,010

Total Information Technology		266,841

INDUSTRIALS 4.1%
RR Donnelley & Sons Co.	5,749	42,140
Masco Corp.	5,855	40,868
Ingersoll-Rand Co. — Class A	2,649	36,556
General Electric Co.	2,896	29,279
Northrop Grumman Corp.	655	28,584
Textron, Inc.	3,965	22,759
Ryder System, Inc.	785	22,223
Avery Dennison Corp.	956	21,357

Total Industrials		243,766

HEALTH CARE 3.3%
AmerisourceBergen Corp.	2,432	79,429
Tenet Healthcare Corp.*	51,070	59,241
Pfizer, Inc.	2,296	31,272
McKesson Corp.	770	26,981

Total Health Care		196,923

Total Common Stocks
(Cost $6,275,012)		5,910,726

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENTS† 2.6%
Credit Suisse Group issued 03/31/09 at 0.15% due 04/01/09	$109,584	$109,584
Mizuho Financial Group, Inc. issued 03/31/09 at 0.16% due 04/01/09	40,423	40,423
Morgan Stanley issued 03/31/09 at 0.05% due 04/01/09	2,781	2,781

Total Repurchase Agreements
(Cost $152,788)		152,788

Total Investments 102.9%
(Cost $6,427,800)		$6,063,514

Liabilities in Excess of Other Assets – (2.9)%		$(173,516)

Net Assets – 100.0%		$5,889,998

*	Non-Income Producing Security.

†	Repurchase Agreements — See Note 6.

REIT — Real Estate Investment Trust.
See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	131

SCHEDULE OF INVESTMENTS
March 31, 2009
     SMALL-CAP GROWTH FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 99.7%

INFORMATION TECHNOLOGY 31.5%
Wright Express Corp.*	8,250	$150,315
Intevac, Inc.*	26,558	138,367
Kulicke & Soffa Industries, Inc.*	50,361	131,946
Pericom Semiconductor Corp.*	17,362	126,916
j2 Global Communications, Inc.*	5,690	124,554
Hittite Microwave Corp.*	3,780	117,936
Commvault Systems, Inc.*	10,580	116,063
Cybersource Corp.*	7,585	112,334
Quality Systems, Inc.	2,416	109,324
DealerTrack Holdings, Inc.*	8,281	108,481
Perficient, Inc.*	19,746	106,628
Diodes, Inc.*	9,885	104,880
The Knot, Inc.*	11,326	92,873
MKS Instruments, Inc.*	5,681	83,340
Epicor Software Corp.*	21,802	83,066
Smith Micro Software, Inc.*	15,356	80,312
Micrel, Inc.	11,020	77,581
InfoSpace, Inc.*	14,569	75,759
Netgear, Inc.*	6,170	74,349
ATMI, Inc.*	4,728	72,953
United Online, Inc.	15,179	67,698
Varian Semiconductor Equipment Associates, Inc.*	3,085	66,821
EPIQ Systems, Inc.*	3,477	62,690
TTM Technologies, Inc.*	10,729	62,228
Park Electrochemical Corp.	3,565	61,603
Plexus Corp.*	4,454	61,554
Electro Scientific Industries, Inc.*	10,188	60,313
Blackbaud, Inc.	5,039	58,503
Bankrate, Inc.*	2,168	54,092
Synaptics, Inc.*	1,995	53,386
Ebix, Inc.*	2,030	50,446
Websense, Inc.*	4,162	49,944
Faro Technologies, Inc.*	3,418	45,938
Heartland Payment Systems, Inc.	6,522	43,110
Micros Systems, Inc.*	2,169	40,669
Daktronics, Inc.	5,996	39,274
ViaSat, Inc.*	1,793	37,330
Concur Technologies, Inc.*	1,849	35,482
Tyler Technologies, Inc.*	2,242	32,801
Comtech Telecommunications Corp.*	1,308	32,399
Bel Fuse, Inc. — Class B	2,410	32,390
Cymer, Inc.*	1,271	28,292
CACI International, Inc. — Class A*	770	28,097
Stratasys, Inc.*	2,913	24,091
Integral Systems, Inc.*	2,346	20,176

Total Information Technology		3,237,304

		MARKET
	SHARES	VALUE

CONSUMER DISCRETIONARY 20.7%
Stamps.com, Inc.*	14,629	$141,901
NutriSystem, Inc.	9,871	140,859
True Religion Apparel, Inc.*	11,368	134,256
CROCS, Inc.*	99,991	118,989
Cracker Barrel Old Country Store, Inc.	3,611	103,419
Ruth’s Chris Steak House*	83,525	101,065
Zumiez, Inc.*	10,187	98,814
PetMed Express, Inc.*	5,922	97,595
Shuffle Master, Inc.*	24,699	70,886
Hibbett Sports Inc.*	3,596	69,115
Pool Corp.	5,022	67,295
Dress Barn, Inc.*	4,977	61,167
Volcom, Inc.*	6,201	60,150
Papa John’s International, Inc.*	2,605	59,576
Pre-Paid Legal Services, Inc.*	2,009	58,321
Jos. A. Bank Clothiers, Inc.*	2,053	57,094
Coinstar, Inc.*	1,673	54,808
Meritage Homes Corp.*	4,510	51,504
Children’s Place Retail Stores, Inc.*	2,255	49,362
WMS Industries, Inc.*	2,242	46,880
K-Swiss, Inc. — Class A	5,371	45,868
Tractor Supply Co.*	1,265	45,616
CEC Entertainment, Inc.*	1,718	44,462
Deckers Outdoor Corp.*	812	43,069
Maidenform Brands, Inc.*	4,512	41,330
Capella Education Co.*	770	40,810
Fossil, Inc.*	2,374	37,272
Drew Industries, Inc.*	4,281	37,159
P.F. Chang’s China Bistro, Inc.*	1,588	36,334
Universal Technical Institute, Inc.*	2,516	30,192
Gymboree Corp.*	1,221	26,068
Carter’s, Inc.*	1,206	22,685
Monarch Casino & Resort, Inc.*	3,567	18,406
HSN, Inc.*	3,551	18,252

Total Consumer Discretionary		2,130,579

HEALTH CARE 13.0%
Palomar Medical Technologies, Inc.*	13,348	96,906
Cubist Pharmaceuticals, Inc.*	5,782	94,594
LCA-Vision, Inc.	32,388	94,249
Magellan Health Services, Inc.*	2,527	92,084
inVentiv Health, Inc.*	9,240	75,398
Chemed Corp.	1,891	73,560
Catalyst Health Solutions, Inc.*	3,478	68,934
Martek Biosciences Corp.	3,430	62,597
Healthways, Inc.*	6,915	60,645
Viropharma, Inc.*	11,076	58,149
Dionex Corp.*	1,119	52,873
Abaxis, Inc.*	2,796	48,203
Meridian Bioscience, Inc.	2,619	47,456

132	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
     SMALL-CAP GROWTH FUND

		MARKET
	SHARES	VALUE

Molina Healthcare, Inc.*	2,358	$44,849
Air Methods Corp.*	2,269	38,369
eResearch Technology, Inc.*	7,190	37,819
LHC Group, Inc.*	1,673	37,274
Integra LifeSciences Holdings Corp.*	1,455	35,982
Mednax, Inc.*	1,150	33,891
Salix Pharmaceuticals Ltd.*	3,522	33,459
ICU Medical, Inc.*	1,019	32,730
Symmetry Medical, Inc.*	4,976	31,399
Natus Medical, Inc.*	3,478	29,598
Amedisys, Inc.*	973	26,748
AmSurg Corp.*	1,267	20,082
SurModics, Inc.*	801	14,618

Total Health Care		1,342,466

INDUSTRIALS 10.2%
Ceradyne, Inc.*	5,650	102,434
Astec Industries, Inc.*	2,547	66,808
Viad Corp.	3,987	56,296
Mueller Industries, Inc.	2,501	54,247
Knight Transportation, Inc.	3,403	51,589
Actuant Corp. — Class A	4,805	49,636
SkyWest, Inc.	3,840	47,770
Gardner Denver, Inc.*	2,167	47,111
Toro Co.	1,879	45,434
Geo Group, Inc.*	3,259	43,182
II-VI, Inc.*	2,475	42,520
American Science & Engineering, Inc.	743	41,459
Heartland Express, Inc.	2,703	40,031
Aerovironment, Inc.*	1,864	38,958
Stanley, Inc.*	1,530	38,847
Forward Air Corp.	2,243	36,404
SYKES Enterprises, Inc.*	2,141	35,605
Curtiss-Wright Corp.	1,251	35,090
Old Dominion Freight Line, Inc.*	1,485	34,883
Axsys Technologies, Inc.*	728	30,605
Teledyne Technologies, Inc.*	1,020	27,214
Orbital Sciences Corp.*	2,255	26,812
Simpson Manufacturing Company, Inc.	1,443	26,003
AAR Corp.*	2,051	25,719

Total Industrials		1,044,657

FINANCIALS 8.7%
TradeStation Group, Inc.*	22,575	148,995
Greenhill & Company, Inc.	1,804	133,225
eHealth, Inc.*	5,784	92,602

		MARKET
	SHARES	VALUE

optionsXpress Holdings, Inc.	7,628	$86,730
Portfolio Recovery Associates, Inc.*	2,084	55,935
Wilshire Bancorp, Inc.	10,728	55,357
American Physicians Capital, Inc.	1,308	53,523
Signature Bank*	1,818	51,322
World Acceptance Corp.*	2,576	44,050
Amerisafe, Inc.*	2,865	43,892
First Cash Financial Services, Inc.*	2,139	31,914
Stifel Financial Corp.*	610	26,419
PrivateBancorp, Inc.	1,548	22,384
East-West Bancorp, Inc.	3,914	17,887
Nara Bancorp, Inc.	5,750	16,905
Cascade Bancorp.	8,175	13,325

Total Financials		894,465

ENERGY 8.0%
Hornbeck Offshore Services, Inc.*	5,660	86,258
Dril-Quip, Inc.*	2,262	69,443
St. Mary Land & Exploration Co.	5,180	68,531
Basic Energy Services, Inc.*	10,480	67,806
NATCO Group, Inc.*	3,172	60,046
Petroleum Development Corp.*	4,773	56,369
Oil States International, Inc.*	4,013	53,855
Lufkin Industries, Inc.	1,326	50,229
Superior Well Services, Inc.*	8,529	43,754
SEACOR Holdings, Inc.*	739	43,091
Tetra Technologies, Inc.*	12,022	39,072
CARBO Ceramics, Inc.	1,330	37,825
Swift Energy Co.*	4,656	33,989
Penn Virginia Corp.	2,840	31,183
ION Geophysical Corp.*	18,543	28,927
Pioneer Drilling Co.*	8,034	26,352
Petroquest Energy, Inc.*	9,113	21,871

Total Energy		818,601

CONSUMER STAPLES 4.1%
Mannatech, Inc.	42,549	141,688
Green Mountain Coffee Roasters, Inc.*	1,527	73,296
Diamond Foods, Inc.	2,387	66,669
Darling International, Inc.*	12,168	45,143
Chattem, Inc.*	629	35,256
Spartan Stores, Inc.	2,229	34,349
Boston Beer Company, Inc. — Class A*	1,164	24,281

Total Consumer Staples		420,682

See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	133

SCHEDULE OF INVESTMENTS (concluded)
March 31, 2009
     SMALL-CAP GROWTH FUND

		MARKET
	SHARES	VALUE

MATERIALS 3.5%
Eagle Materials, Inc.	4,485	$108,761
A.M. Castle & Co.	9,692	86,453
Brush Engineered Materials, Inc.*	6,113	84,787
Balchem Corp.	1,337	33,599
Headwaters, Inc.*	7,539	23,672
Deltic Timber Corp.	565	22,267

Total Materials		359,539

Total Common Stocks
(Cost $10,143,112)		10,248,293

Total Investments 99.7%
(Cost $10,143,112)		$10,248,293

Other Assets in Excess of Liabilities – 0.3%		$32,794

Net Assets – 100.0%		$10,281,087

*	Non-Income Producing Security.

134	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
March 31, 2009
     MID-CAP GROWTH FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 99.4%

CONSUMER DISCRETIONARY 26.6%
Aeropostale, Inc.*	16,563	$439,913
J. Crew Group, Inc.*	28,519	375,881
Sotheby’s	41,190	370,710
ITT Educational Services, Inc.*	2,369	287,644
Guess?, Inc.	12,705	267,821
Chico’s FAS, Inc.*	49,368	265,106
Netflix, Inc.*	6,113	262,370
NVR, Inc.*	579	247,667
Urban Outfitters, Inc.*	12,722	208,259
Ross Stores, Inc.	5,335	191,420
Panera Bread Co. — Class A*	3,420	191,178
Chipotle Mexican Grill, Inc. — Class A*	2,811	186,594
The Warnaco Group, Inc.*	6,882	165,168
Career Education Corp.*	6,673	159,885
Under Armour, Inc.*	9,214	151,386
Marvel Entertainment, Inc.*	5,667	150,459
Thor Industries, Inc.	9,520	148,702
Advance Auto Parts, Inc.	3,598	147,806
Strayer Education, Inc.	813	146,234
Toll Brothers, Inc.*	7,450	135,292
Dick’s Sporting Goods, Inc.*	8,239	117,571
Lamar Advertising Company*	11,866	115,694
DreamWorks Animation SKG, Inc. — Class A*	5,291	114,497
Timberland Co. — Class A*	9,243	110,362
Priceline.com, Inc.*	1,302	102,572
Dollar Tree, Inc.*	2,278	101,485
John Wiley & Sons, Inc. — Class A	3,389	100,924

Total Consumer Discretionary		5,262,600

INFORMATION TECHNOLOGY 17.7%
Western Digital Corp.*	17,947	347,095
Lam Research Corp.*	13,646	310,719
Digital River, Inc.*	8,639	257,615
CommScope, Inc.*	20,378	231,494
FactSet Research Systems Inc.	4,575	228,704
ValueClick, Inc.*	25,055	213,218
DST Systems, Inc.*	5,640	195,257
NeuStar, Inc.*	11,643	195,020
Synopsys, Inc.*	8,960	185,741
Silicon Laboratories, Inc.*	6,524	172,234
F5 Networks, Inc.*	6,766	141,748
Cree, Inc.*	5,841	137,439
Metavante Technologies, Inc.*	6,115	122,055
Plantronics, Inc.	10,022	120,966
Parametric Technology Corp.*	11,044	110,219
ACI Worldwide, Inc.*	5,510	103,313
Global Payments, Inc.	3,035	101,399
Alliance Data Systems Corp.*	2,571	94,998

		MARKET
	SHARES	VALUE

ANSYS, Inc.*	3,542	$88,904
Trimble Navigation Ltd.*	3,467	52,976
Gartner, Inc. — Class A*	4,490	49,435
Mettler-Toledo International, Inc.*	814	41,783

Total Information Technology		3,502,332

INDUSTRIALS 16.6%
Joy Global, Inc.	12,838	273,449
Landstar System, Inc.	6,302	210,928
Thomas & Betts Corporation*	8,254	206,515
Herman Miller, Inc.	16,674	177,745
Corporate Executive Board Co.	12,204	176,958
Clean Harbors, Inc.*	3,447	165,456
J.B. Hunt Transport Services, Inc.	6,749	162,718
Trinity Industries, Inc.	16,139	147,511
Graco, Inc.	8,509	145,249
Alliant Techsystems, Inc.*	2,042	136,773
Con-way Inc.	7,599	136,250
MSC Industrial Direct Co.	4,368	135,714
Bucyrus International, Inc.	8,522	129,364
Rollins, Inc.	7,448	127,733
Terex Corp.*	10,923	101,038
Donaldson Company	3,757	100,838
Korn/Ferry International, Inc.*	10,616	96,181
FTI Consulting, Inc.*	1,894	93,715
AMETEK, Inc.	2,854	89,245
Alaska Air Group, Inc.*	4,946	86,901
Navigant Consulting, Inc.*	6,546	85,556
Copart, Inc.*	2,693	79,874
Roper Industries, Inc.	1,854	78,702
Watson Wyatt & Company
Worldwide, Inc.	1,560	77,017
Lincoln Electric Holdings, Inc.	2,278	72,190

Total Industrials		3,293,620

HEALTH CARE 12.8%
Sepracor, Inc.*	33,861	496,402
United Therapeutics Corp.*	5,790	382,661
Kinetic Concepts, Inc.*	12,726	268,773
VCA Antech, Inc.*	9,417	212,353
Immucor, Inc.*	6,160	154,924
Hologic, Inc.*	11,496	150,483
IDEXX Laboratories, Inc.*	3,699	127,911
Gen-Probe, Inc.*	2,618	119,328
Lincare Holdings, Inc.*	5,037	109,807
Cerner Corp.*	2,482	109,134
ResMed, Inc.*	3,021	106,762
Endo Pharmaceuticals Holdings, Inc.*	5,961	105,391
Techne Corp.	1,905	104,223
Pharmaceutical Product
Development, Inc.	4,013	95,188

Total Health Care		2,543,340

See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	135

SCHEDULE OF INVESTMENTS (concluded)
March 31, 2009
     MID-CAP GROWTH FUND

		MARKET
	SHARES	VALUE

ENERGY 11.0%
Frontier Oil Corp.	22,459	$287,251
Patterson-UTI Energy, Inc.	24,487	219,404
Helmerich & Payne, Inc.	9,520	216,770
Denbury Resources, Inc.*	14,331	212,959
Unit Corp.*	9,773	204,451
Helix Energy Solutions Group, Inc.*	38,088	195,772
FMC Technologies, Inc.*	6,055	189,945
Encore Acquisition Co.*	7,927	184,461
Quicksilver Resources, Inc.*	29,444	163,120
Oceaneering International, Inc.*	3,832	141,286
Superior Energy Services*	8,902	114,747
Comstock Resources, Inc.*	1,708	50,898

Total Energy		2,181,064

FINANCIALS 6.5%
Eaton Vance Corp.	10,596	242,119
Affiliated Managers Group, Inc.*	5,322	221,981
SEI Investments Co.	12,599	153,834
HCC Insurance Holdings, Inc.	5,986	150,787
Jones Lang LaSalle, Inc.	6,010	139,793
Brown & Brown, Inc.	6,350	120,078
W.R. Berkley Corp.	5,141	115,929
SVB Financial Group*	3,576	71,556
Hanover Insurance Group, Inc.	2,370	68,303

Total Financials		1,284,380

MATERIALS 4.4%
Reliance Steel & Aluminum Co.	9,026	237,655
Steel Dynamics, Inc.	24,405	215,008
Cliffs Natural Resources, Inc.	11,822	214,687
FMC Corp.	4,500	194,130

Total Materials		861,480

CONSUMER STAPLES 3.8%
Hansen Natural Corp.*	10,821	389,556
Energizer Holdings, Inc.*	5,411	268,873
Church & Dwight Company, Inc.	1,619	84,560

Total Consumer Staples		742,989

Total Common Stocks
(Cost $17,336,314)		19,671,805

WARRANTS 0.0%
CONSUMER DISCRETIONARY 0.0%
Krispy Kreme Doughnuts, Inc.* $12.21, 03/02/12	18	—

Total Consumer Discretionary		—

Total Warrants
(Cost $—)		—

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENTS† 0.3%
Credit Suisse Group issued 03/31/09 at 0.15% due 04/01/09	$43,068	$43,068
Mizuho Financial Group, Inc. issued 03/31/09 at 0.16% due 04/01/09	15,887	15,887
Morgan Stanley issued 03/31/09 at 0.05% due 04/01/09	1,093	1,093

Total Repurchase Agreements
(Cost $60,048)		60,048

Total Investments 99.7%
(Cost $17,396,362)		$19,731,853

Other Assets in Excess of Liabilities – 0.3%		$58,988

Net Assets – 100.0%		$19,790,841

*	Non-Income Producing Security.

†	Repurchase Agreements — See Note 6.
136	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
March 31, 2009
     LARGE-CAP GROWTH FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 99.4%

INFORMATION TECHNOLOGY 30.5%
Akamai Technologies, Inc.*	13,140	$254,916
MasterCard, Inc.	1,372	229,783
BMC Software, Inc.*	6,950	229,350
Cognizant Technology Solutions Corp. — Class A*	11,007	228,836
Google, Inc. — Class A*	657	228,675
Agilent Technologies, Inc.*	14,548	223,603
SanDisk Corp.*	17,098	216,290
Salesforce.com, Inc.*	6,154	201,420
Amphenol Corp.	6,815	194,159
Apple, Inc.*	1,807	189,952
Motorola, Inc.	39,999	169,196
Texas Instruments, Inc.	8,745	144,380
National Semiconductor Corp.	13,963	143,400
Autodesk, Inc.*	8,424	141,608
Microsoft Corp.	7,560	138,877
Intuit, Inc.*	5,143	138,861
Yahoo!, Inc.*	10,733	137,490
NetApp, Inc.*	9,237	137,077
Paychex, Inc.	5,256	134,922
Dell, Inc.*	13,994	132,663
Oracle Corp.*	7,071	127,773
Qualcomm, Inc.	3,268	127,158
Cisco Systems, Inc.*	7,394	123,997
Western Union Co.	9,797	123,148
VeriSign, Inc.*	6,259	118,107
Altera Corp.	6,695	117,497
Total System Services, Inc.	8,020	110,756
eBay, Inc.*	8,609	108,129
MEMC Electronic Materials, Inc.*	6,311	104,068
Adobe Systems, Inc.*	4,392	93,945
Fiserv, Inc.*	2,572	93,775
Flir Systems, Inc.*	4,546	93,102
Compuware Corp.*	12,417	81,828
Harris Corp.	2,804	81,148
Lexmark International, Inc.*	3,382	57,054

Total Information Technology		5,176,943

ENERGY 15.4%
Schlumberger Ltd.	4,880	198,226
XTO Energy, Inc.	5,608	171,717
Murphy Oil Corp.	3,664	164,037
Chesapeake Energy Corp.	9,455	161,302
Sunoco, Inc.	5,713	151,280
Exxon Mobil Corp.	2,146	146,143
BJ Services Co.	13,271	132,046
EOG Resources, Inc.	2,367	129,617
Chevron Corp.	1,918	128,966
Hess Corp.	2,234	121,083
Apache Corp.	1,824	116,900

		MARKET
	SHARES	VALUE

Nabors Industries Ltd.*	11,593	$115,814
Baker Hughes, Inc.	3,984	113,743
Anadarko Petroleum Corp.	2,803	109,009
Cabot Oil & Gas Corp.	4,444	104,745
Range Resources Corp.	2,499	102,859
Cameron International Corp.*	4,628	101,492
Smith International, Inc.	4,694	100,827
ENSCO International, Inc.	3,580	94,512
Consol Energy, Inc.	3,448	87,028
Devon Energy Corp.	1,343	60,019

Total Energy		2,611,365

CONSUMER DISCRETIONARY 14.3%
Sears Holdings Corp.*	6,162	281,665
Amazon.com, Inc.*	3,006	220,761
Abercrombie & Fitch Co. — Class A	7,928	188,687
Apollo Group, Inc. — Class A*	2,300	180,159
TJX Companies, Inc.	6,918	177,378
Coach, Inc.*	10,079	168,319
AutoZone, Inc.*	997	162,132
Starbucks Corp.*	14,058	156,184
Sherwin-Williams Co.	2,209	114,802
McGraw-Hill Companies, Inc.	4,969	113,641
GameStop Corp. — Class A*	3,920	109,838
Bed Bath & Beyond, Inc.*	4,418	109,346
Yum! Brands, Inc.	3,815	104,836
Black & Decker Corp.	3,225	101,781
Viacom, Inc. — Class B*	5,169	89,837
Nike, Inc. — Class B	1,691	79,291
Wynn Resorts Ltd.*	3,397	67,838

Total Consumer Discretionary		2,426,495

HEALTH CARE 12.7%
Celgene Corp.*	4,822	214,097
Intuitive Surgical, Inc.*	2,099	200,161
DaVita, Inc.*	4,088	179,668
Waters Corp.*	3,960	146,322
IMS Health, Inc.	10,722	133,703
UnitedHealth Group, Inc.	5,978	125,120
Varian Medical Systems, Inc.*	4,015	122,217
Biogen Idec, Inc.*	2,231	116,949
Express Scripts, Inc.*	2,502	115,517
St. Jude Medical, Inc.*	3,000	108,990
Amgen, Inc.*	2,106	104,289
Forest Laboratories, Inc.*	4,257	93,484
Johnson & Johnson	1,767	92,944
Medtronic, Inc.	3,091	91,092
Laboratory Corporation of America Holdings*	1,361	79,605
Zimmer Holdings, Inc.*	2,137	78,000
Patterson Companies, Inc.*	4,125	77,797
Stryker Corp.	2,256	76,794

Total Health Care		2,156,749

See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	137

SCHEDULE OF INVESTMENTS (concluded)
March 31, 2009
     LARGE-CAP GROWTH FUND

		MARKET
	SHARES	VALUE

INDUSTRIALS 8.6%
Paccar, Inc.	5,962	$153,581
Rockwell Collins, Inc.	4,050	132,192
Dun & Bradstreet Corp.	1,616	124,432
CH Robinson Worldwide, Inc.	2,624	119,681
Equifax, Inc.	4,781	116,895
Caterpillar, Inc.	4,150	116,034
3M Co.	2,207	109,732
Expeditors International of Washington, Inc.	3,741	105,833
Fastenal Co.	3,197	102,799
Lockheed Martin Corp.	1,429	98,644
Robert Half International, Inc.	5,466	97,459
Danaher Corp.	1,699	92,120
Rockwell Automation, Inc.	4,196	91,641

Total Industrials		1,461,043

FINANCIALS 7.2%
IntercontinentalExchange, Inc.*	2,991	222,740
Goldman Sachs Group, Inc.	2,055	217,871
CME Group, Inc.	646	159,168
CB Richard Ellis Group, Inc. — Class A*	37,968	153,011
NYSE Euronext	8,375	149,912
Progressive Corp.*	9,023	121,269
SLM Corp.*	22,100	109,395
Franklin Resources, Inc.	1,556	83,822

Total Financials		1,217,188

MATERIALS 5.4%
Freeport-McMoRan Copper & Gold, Inc.	8,982	342,304
Nucor Corp.	4,959	189,285
Titanium Metals Corp.	30,100	164,647
Ball Corp.	3,340	144,956
Ecolab, Inc.	2,463	85,540

Total Materials		926,732

CONSUMER STAPLES 4.8%
Sysco Corp.	4,983	113,612
PepsiCo, Inc.	2,205	113,513
Hershey Co.	3,190	110,853
Campbell Soup Co.	3,703	101,314
Colgate-Palmolive Co.	1,692	99,794
Avon Products, Inc.	5,107	98,208
Kellogg Co.	2,499	91,538
Estee Lauder Companies, Inc. — Class A	3,323	81,912

Total Consumer Staples		810,744

UTILITIES 0.5%
Questar Corp.	2,993	88,084

Total Utilities		88,084

Total Common Stocks
(Cost $15,161,384)		$16,875,343

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENTS† 1.4%
Credit Suisse Group issued 03/31/09 at 0.15% due 04/01/09	$165,233	$165,233
Mizuho Financial Group, Inc. issued 03/31/09 at 0.16% due 04/01/09	60,950	60,950
Morgan Stanley issued 03/31/09 at 0.05% due 04/01/09	4,193	4,193

Total Repurchase Agreements
(Cost $230,376)		230,376

Total Investments 100.8%
(Cost $15,391,760)		$17,105,719

Liabilities in Excess of Other Assets – (0.8)%		$(136,615)

Net Assets – 100.0%		$16,969,104

*	Non-Income Producing Security.

†	Repurchase Agreements — See Note 6.
138	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
March 31, 2009
     U.S. GOVERNMENT MONEY MARKET FUND

	FACE	MARKET
	AMOUNT	VALUE

FEDERAL AGENCY DISCOUNT NOTES 62.1%
Fannie Mae**
1.70% due 09/01/09	$50,000,000	$49,638,750
1.38% due 07/27/09	49,000,000	48,780,235
1.15% due 05/01/09	25,000,000	24,976,042
Farmer Mac*
0.31% due 04/02/09	50,000,000	49,999,569
0.22% due 04/08/09	50,000,000	49,997,861
0.34% due 04/16/09	50,000,000	49,992,917
0.15% due 04/01/09	25,000,000	25,000,000
1.25% due 06/25/09	25,000,000	24,926,215
1.70% due 09/25/09	25,000,000	24,791,042
1.90% due 07/06/09	20,000,000	19,898,667
Federal Farm Credit Bank*
0.23% due 04/23/09	25,000,000	24,996,486
Federal Home Loan Bank*
0.26% due 04/24/09	50,000,000	49,991,694
0.57% due 08/17/09	50,000,000	49,890,750
0.59% due 09/02/09	50,000,000	49,873,805
0.80% due 12/08/09	50,000,000	49,721,111
0.81% due 12/23/09	50,000,000	49,700,750
0.33% due 05/27/09	25,000,000	24,987,167
0.44% due 05/13/09	25,000,000	24,987,167
0.56% due 08/26/09	25,000,000	24,942,833
0.62% due 12/30/09	25,000,000	24,882,458
1.05% due 03/16/10	25,000,000	24,745,521
0.55% due 07/31/09	20,227,000	20,189,608
0.75% due 02/09/10	12,000,000	11,921,500
0.55% due 07/29/09	10,000,000	9,981,819
Freddie Mac**
0.43% due 07/06/09	50,000,000	49,942,667
1.30% due 07/07/09	50,000,000	49,824,861
0.30% due 04/23/09	25,000,000	24,995,417
1.76% due 05/28/09	25,000,000	24,930,333
0.60% due 09/21/09	25,000,000	24,927,917
1.25% due 06/24/09	25,000,000	24,927,083
0.73% due 02/08/10	10,000,000	9,936,530

Total Federal Agency Discount Notes
(Cost $1,018,298,775)		1,018,298,775

FEDERAL AGENCY BONDS 5.8%
Federal Home Loan Bank*
1.90% due 04/09/09	25,000,000	24,993,368
Freddie Mac**
1.25% due 03/09/10	25,000,000	25,000,000
1.00% due 02/11/10	20,000,000	19,993,074
1.15% due 02/26/10	15,000,000	15,000,000
1.05% due 02/05/10	10,000,000	10,000,000

Total Federal Agency Bonds
(Cost $94,986,442)		94,986,442

	FACE	MARKET
	AMOUNT	VALUE

U.S. TREASURY OBLIGATIONS 1.4%
RFCO Strips Zero Coupon due 07/15/09	$22,995,000	$22,951,586

Total U.S. Treasury Obligations
(Cost $22,951,586)		22,951,586

REPURCHASE AGREEMENTS† 29.7%
Credit Suisse Group issued 03/31/09 at 0.15% due 04/01/09	337,098,666	337,098,666
Mizuho Financial Group, Inc. issued 03/31/09 at 0.16% due 04/01/09	141,919,697	141,919,697
Morgan Stanley issued 03/31/09 at 0.05% due 04/01/09	8,554,282	8,554,282
Total Repurchase Agreements
(Cost $487,572,645)		487,572,645

Total Investments 99.0%
(Cost $1,623,809,448)		$1,623,809,448

Other Assets in Excess of Liabilities – 1.0%		$16,358,687

Net Assets – 100.0%		$1,640,168,135

*	The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

**	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.

†	Repurchase Agreements — See Note 6.
See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	139

STATEMENTS OF ASSETS AND LIABILITIES

			Inverse
			S&P 500
	Nova	S&P 500	Strategy	NASDAQ-100®
	Fund	Fund	Fund	Fund

Assets
Investment Securities	$43,340,227	$108,885,945	$194,821,821	$385,946,429
Repurchase Agreements	4,823,324	59,556,997	30,664,995	24,534,633

Total Investments	48,163,551	168,442,942	225,486,816	410,481,062
Segregated Cash with Broker	4,368,958	8,612,861	65,588,800	4,084,768
Unrealized Appreciation on Swap Agreements	54,949	373,850	—	223,432
Receivable for Equity Index Swap Settlement	280,601	2,100,324	—	—
Variation Margin on Futures Contracts	240,566	356,378	—	120,324
Receivable for Securities Sold	—	—	—	—
Receivable for Fund Shares Sold	4,177,612	1,319,903	17,980,881	6,184,466
Investment Income Receivable	85,279	201,991	128	108,437

Total Assets	57,371,516	181,408,249	309,056,625	421,202,489

Liabilities
Unrealized Depreciation on Swap Agreements	—	—	22,032,122	—
Payable for Equity Index Swap Settlement	—	—	13,668,228	344,987
Variation Margin on Futures Contracts	—	—	127,398	—
Payable for Securities Purchased	—	—	—	198,163
Payable for Fund Shares Redeemed	901,588	4,748,685	1,618,981	2,539,956
Investment Advisory Fees Payable	29,758	73,724	248,442	235,247
Transfer Agent and Administrative Fees Payable	9,919	24,575	69,012	78,416
Distribution and Service Fees Payable	11,920	29,047	30,506	10,032
Portfolio Accounting Fees Payable	3,968	9,855	25,826	28,662
Custody Fees Payable	1,321	4,175	9,919	10,354
Dividends Payable	—	—	—	—
Other Accrued Fees	30,182	54,967	126,803	227,326

Total Liabilities	988,656	4,945,028	37,957,237	3,673,143

Net Assets	$56,382,860	$176,463,221	$271,099,388	$417,529,346

Net Assets Consist Of
Paid-In Capital	$244,278,160	$255,487,101	$461,408,777	$1,099,192,865
Undistributed Net Investment Income (Loss)	608,840	290,128	387,063	—
Accumulated Net Realized Loss on Investments	(185,500,396)	(68,393,193)	(168,437,638)	(775,289,430)
Net Unrealized Appreciation (Depreciation) on Investments	(3,003,744)	(10,920,815)	(22,258,814)	93,625,911

Net Assets	$56,382,860	$176,463,221	$271,099,388	$417,529,346

Investor Class	$32,603,317	N/A	$217,739,939	$389,943,943
Advisor Class	10,853,213	N/A	15,304,514	18,077,624
A-Class	3,612,389	29,409,214	18,381,195	3,139,579
C-Class	9,313,941	7,295,224	19,673,740	6,368,200
H-Class	N/A	139,758,783	N/A	N/A
Shares Outstanding
Investor Class	2,859,965	N/A	4,015,029	47,821,838
Advisor Class	1,011,595	N/A	301,110	2,342,677
A-Class	332,124	1,862,726	358,334	401,637
C-Class	893,636	472,483	396,765	850,517
H-Class	N/A	8,858,738	N/A	N/A
Net Asset Values
Investor Class	$11.40	N/A	$54.23	$8.15
Advisor Class	10.73	N/A	50.83	7.72
A-Class	10.88	$15.79	51.30	7.82
A-Class Maximum Offering Price*	11.42	16.58	53.86	8.21
C-Class	10.42	15.44	49.59	7.49
H-Class	N/A	15.78	N/A	N/A

Cost of Investments	$53,490,620	$179,515,117	$225,295,487	$316,929,769

*	Net asset value adjusted for the maximum sales charge of 4.75% of offering price, calculated NAV/(1-4.75%).
140	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

March 31, 2009

Inverse					Inverse	Government	Inverse
NASDAQ-	Mid-Cap	Inverse			Russell	Long Bond	Government
100®	1.5x	Mid-Cap	Russell 2000®	Russell	2000®	1.2x	Long Bond
Strategy	Strategy	Strategy	1.5x Strategy	2000®	Strategy	Strategy	Strategy
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund
ASSETS

$—	$6,600,459	$—	$11,236,669	$8,964,320	$—	$64,460,484	$398,613,672
33,538,392	4,057,847	7,298,613	2,935,794	13,990,662	30,645,907	2,453,079	51,449,028

33,538,392	10,658,306	7,298,613	14,172,463	22,954,982	30,645,907	66,913,563	450,062,700
10,557,720	1,356,532	1,414,677	1,158,680	1,537,573	2,900,105	997,200	22,619,310
—	354,176	23,516	134,028	2,102	220,410	—	—
—	—	—	266,543	5,862	39,765	—	—
—	83,929	—	90,870	99,697	—	205,384	—
—	—	—	42	21	—	12,764,573	—
1,782,679	3,449,894	119,868	2,060,913	1,507,121	1,135,986	1,811,299	19,750,408
141	9,747	30	15,369	13,312	128	283,032	216

45,878,932	15,912,584	8,856,704	17,898,908	26,120,670	34,942,301	82,975,051	492,432,634

2,895,213	17,902	347,272	12,726	9,775	25,911	—	—
3,291,533	53,381	348,751	—	—	—	—	—
6,077	—	10,880	—	—	32,607	—	4,764,731
—	—	—	—	—	—	—	—
88,139	720,923	2,272	83,632	1,810,572	178,868	15,138,776	4,525,519
35,334	8,228	7,689	9,182	8,029	33,702	32,563	362,983
9,815	2,286	2,136	2,551	2,676	9,362	13,025	100,829
4,299	3,995	2,485	4,662	3,245	11,073	14,196	125,930
3,926	914	854	1,020	1,042	3,745	6,513	35,289
1,296	379	282	340	550	1,236	2,149	13,309
—	—	—	—	—	—	4,321	—
27,835	7,374	5,319	5,613	6,587	16,339	37,582	208,815

6,363,467	815,382	727,940	119,726	1,842,476	312,843	15,249,125	10,137,405

$39,515,465	$15,097,202	$8,128,764	$17,779,182	$24,278,194	$34,629,458	$67,725,926	$482,295,229

$106,779,810	$39,026,524	$15,761,719	$42,690,743	$41,467,876	$58,429,978	$70,700,104	$853,712,819
—	—	—	(53)	(584)	—	183,623	—
(64,381,506)	(22,631,838)	(7,299,448)	(21,505,872)	(16,999,903)	(23,962,760)	(5,563,598)	(353,538,729)
(2,882,839)	(1,297,484)	(333,507)	(3,405,636)	(189,195)	162,240	2,405,797	(17,878,861)

$39,515,465	$15,097,202	$8,128,764	$17,779,182	$24,278,194	$34,629,458	$67,725,926	$482,295,229

$33,672,421	N/A	N/A	N/A	N/A	N/A	$43,237,249	$269,155,008
475,986	N/A	N/A	N/A	N/A	N/A	7,867,430	35,153,063
2,301,141	$1,080,182	$451,893	$591,215	$2,308,587	$2,299,430	11,118,857	54,574,134
3,065,917	2,954,096	327,309	3,380,674	2,122,715	2,198,745	5,502,390	123,413,024
N/A	11,062,924	7,349,562	13,807,293	19,846,892	30,131,283	N/A	N/A

1,342,145	N/A	N/A	N/A	N/A	N/A	3,147,895	20,203,718
19,534	N/A	N/A	N/A	N/A	N/A	576,113	2,714,055
93,290	81,028	9,373	47,352	161,298	47,885	808,636	4,166,446
133,847	236,816	7,079	288,584	151,621	47,645	401,059	10,051,778
N/A	829,782	152,460	1,107,015	1,387,059	627,119	N/A	N/A

$25.09	N/A	N/A	N/A	N/A	N/A	$13.74	$13.32
24.37	N/A	N/A	N/A	N/A	N/A	13.66	12.95
24.67	$13.33	$48.21	$12.49	$14.31	$48.02	13.75	13.10
25.90	13.99	50.61	13.11	15.02	50.41	14.44	13.75
22.91	12.47	46.24	11.71	14.00	46.15	13.72	12.28
N/A	13.33	48.21	12.47	14.31	48.05	N/A	N/A

$33,538,392	$12,382,002	$7,298,613	$17,686,825	$22,740,215	$30,645,907	$65,535,707	$449,749,212
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	141

STATEMENTS OF ASSETS AND LIABILITIES (concluded)

		Inverse	Europe
	High Yield	High Yield	1.25x	Japan
	Strategy	Strategy	Strategy	2x Strategy
	Fund	Fund	Fund	Fund

Assets
Investment Securities	$—	$—	$2,721,398	$—
Repurchase Agreements	217,763,763	10,901,856	2,589,474	3,331,032

Total Investments	217,763,763	10,901,856	5,310,872	3,331,032
Unamortized Upfront Premiums Received	—	1,235,092	—	—
Segregated Cash with Broker	114,781,178	1,264,136	658,563	1,487,200
Unrealized Appreciation on Swap Agreements	—	605,483	—	—
Receivable for Credit Default Swap Settlement	6,511,900	142,233	—	—
Variation Margin on Futures Contracts	199,500	—	203,261	39,309
Receivable for Securities Sold	—	—	12,090	—
Receivable for Fund Shares Sold	2,426,439	4,233,072	10,100	3,229,893
Investment Income Receivable	912	46	12,038	14
Prepaid Insurance	—	—	—	—

Total Assets	341,683,692	18,381,918	6,206,924	8,087,448

Liabilities
Payable for Credit Default Swap Settlement	6,152,765	9,700	—	—
Unamortized Upfront Premiums Paid	78,588,943	—	—	—
Unrealized Depreciation on Swap Agreements	5,157,219	—	—	—
Variation Margin on Futures Contracts	—	12,172	—	—
Payable for Securities Purchased	—	—	—	—
Payable for Fund Shares Redeemed	4,616,867	1,394,822	383,976	369,934
Investment Advisory Fees Payable	49,021	6,635	3,930	3,123
Transfer Agent and Administrative Fees Payable	16,340	2,212	1,092	1,041
Distribution and Service Fees Payable	17,335	2,927	1,656	1,298
Portfolio Accounting Fees Payable	6,462	885	437	416
Custody Fees Payable	2,157	292	144	121
Overdraft Due to Custodian Bank	—	—	—	—
Other Accrued Fees	28,208	6,933	6,500	2,199

Total Liabilities	94,635,317	1,436,578	397,735	378,132

Net Assets	$247,048,375	$16,945,340	$5,809,189	$7,709,316

Net Assets Consist Of
Paid-In Capital	$273,368,882	$16,741,824	$24,924,487	$11,818,660
Undistributed Net Investment Income (Loss)	—	—	(165,064)	—
Accumulated Net Realized Loss on Investments	(21,661,858)	(364,890)	(19,221,457)	(5,062,871)
Net Unrealized Appreciation (Depreciation) on Investments	(4,658,649)	568,406	271,223	953,527

Net Assets	$247,048,375	$16,945,340	$5,809,189	$7,709,316

Investor Class	N/A	N/A	N/A	N/A
Advisor Class	N/A	N/A	N/A	N/A
A-Class	$5,747,576	$2,277,528	$315,865	$299,292
C-Class	1,773,170	868,610	754,436	879,377
H-Class	239,527,628	13,799,202	4,738,888	6,530,647
Shares Outstanding
Investor Class	N/A	N/A	N/A	N/A
Advisor Class	N/A	N/A	N/A	N/A
A-Class	345,481	41,313	37,769	33,227
C-Class	108,557	15,940	96,329	98,372
H-Class	14,424,833	249,714	566,585	724,990
Net Asset Values
Investor Class	N/A	N/A	N/A	N/A
Advisor Class	N/A	N/A	N/A	N/A
A-Class	$16.64	$55.13	$8.36	$9.01
A-Class Maximum Offering Price*	17.47	57.88	8.78	9.46
C-Class	16.33	54.49	7.83	8.94
H-Class	16.61	55.26	8.36	9.01

Cost of Investments	$217,763,763	$10,901,856	$5,138,907	$3,331,032

*	Net asset value adjusted for the maximum sales charge of 4.75% of offering price, calculated NAV/(1-4.75%).

†	Amounts have been restated to reflect a 1:5 reverse share split effective April 20, 2009.
142	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

March 31, 2009

							U.S.
Small-Cap	Mid-Cap	Large-Cap		Small-Cap	Mid-Cap	Large-Cap	Government
Value	Value	Value		Growth	Growth	Growth	Money Market
Fund	Fund	Fund		Fund	Fund	Fund	Fund

$22,045,894	$4,735,970	$5,910,726		$10,248,293	$19,671,805	$16,875,343	$1,136,236,803
342,259	179,196	152,788		—	60,048	230,376	487,572,645

22,388,153	4,915,166	6,063,514		10,248,293	19,731,853	17,105,719	1,623,809,448
—	—	—		—	—	—	—
—	—	—		—	—	—	—
—	—	—		—	—	—	—
—	—	—		—	—	—	—
—	—	—		—	—	—	—
—	—	62,912		255,890	—	—	—
2,000	57,347	3,033		4,091	775,782	272,051	99,256,412
30,944	6,908	17,742		2,982	10,581	8,450	319,221
—	—	—		—	—	—	46,188

22,421,097	4,979,421	6,147,201		10,511,256	20,518,216	17,386,220	1,723,431,269

—	—	—		—	—	—	—
—	—	—		—	—	—	—
—	—	—		—	—	—	—
—	—	—		—	—	—	—
—	84,824	—		—	537,138	186,484	—
145,168	175,100	241,730		154,137	157,240	206,624	81,850,489
6,584	1,769	2,806		5,861	8,790	8,158	265,759
2,195	590	935		1,954	2,930	2,719	298,429
2,632	977	1,631		2,262	4,735	4,009	—
878	236	374		781	1,172	1,088	72,504
290	634	123		258	420	359	49,241
—	—	—		60,884	—	—	—
4,734	3,284	9,604		4,032	14,950	7,675	726,712

162,481	267,414	257,203		230,169	727,375	417,116	83,263,134

$22,258,616	$4,712,007	$5,889,998		$10,281,087	$19,790,841	$16,969,104	$1,640,168,135

$49,718,097	$11,869,641	$32,099,801		$18,709,797	$44,509,884	$30,929,199	$1,640,175,189
34,123	143,550	509,393		—	—	—	(40)
(27,777,150)	(7,629,462)	(26,354,910)		(8,533,891)	(27,054,534)	(15,674,054)	(7,014)
283,546	328,278	(364,286)		105,181	2,335,491	1,713,959	—

$22,258,616	$4,712,007	$5,889,998		$10,281,087	$19,790,841	$16,969,104	$1,640,168,135

N/A	N/A	N/A		N/A	N/A	N/A	$1,114,286,495
N/A	N/A	N/A		N/A	N/A	N/A	341,425,399
$78,282	$100,262	$202,983		$116,917	$722,631	$2,346,297	49,072,111
690,895	626,848	1,128,720		369,469	3,476,858	2,110,894	135,384,130
21,489,439	3,984,897	4,558,295		9,794,701	15,591,352	12,511,913	N/A

N/A	N/A	N/A		N/A	N/A	N/A	1,114,715,694
N/A	N/A	N/A		N/A	N/A	N/A	341,617,316
7,064	7,328	5,705	†	6,904	39,726	148,334	49,070,900
65,031	47,762	33,536	†	22,640	198,911	138,602	135,382,248
1,940,626	291,447	127,807	†	578,161	856,081	791,201	N/A

N/A	N/A	N/A		N/A	N/A	N/A	$1.00
N/A	N/A	N/A		N/A	N/A	N/A	1.00
$11.08	$13.68	$35.58	†	$16.93	$18.19	$15.82	1.00
11.63	14.36	37.35	†	17.77	19.10	16.61	N/A
10.62	13.12	33.66	†	16.32	17.48	15.23	1.00
11.07	13.67	35.67	†	16.94	18.21	15.81	N/A

$22,104,607	$4,586,888	$6,427,800		$10,143,112	$17,396,362	$15,391,760	$1,623,809,448
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	143

STATEMENTS OF OPERATIONS

			Inverse
			S&P 500
	Nova	S&P 500	Strategy	NASDAQ-100®
	Fund	Fund	Fund	Fund

Investment Income
Interest	$236,727	$332,685	$4,742,663	$229,214
Income from Securities Lending, net	48,199	21,068	—	497,007
Dividends, Net of Foreign Tax Withheld	1,851,281	2,212,422	—	3,108,660

Total Income	2,136,207	2,566,175	4,742,663	3,834,881

Expenses
Investment Advisory Fees	719,954	884,588	2,531,099	4,082,452
Transfer Agent and Administrative Fees	239,985	294,863	703,083	1,360,817
Distribution & Service Fees:
Advisor Class	77,968	—	71,824	67,504
A-Class	16,382	22,091	41,365	9,783
C-Class	197,887	89,619	222,265	106,465
H-Class	—	250,365	—	—
Portfolio Accounting Fees	95,994	117,971	272,127	446,976
Registration Fees	77,296	46,552	172,126	503,739
Interest Expense	—	—	—	—
Short Sales Dividend Expense	—	—	—	—
Trustees’ Fees*	13,744	10,984	32,631	66,387
Custody Fees	27,658	35,403	80,232	150,178
Miscellaneous	60,498	117,731	228,848	430,416

Total Expenses	1,527,366	1,870,167	4,355,600	7,224,717

Net Investment Income (Loss)	608,841	696,008	387,063	(3,389,836)

Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Investment Securities	(12,525,945)	(39,108,151)	5,146	(25,464,563)
Equity Index Swaps	(3,891,803)	233,744	21,112,407	(1,737,204)
Futures Contracts	(30,633,595)	(24,704,770)	95,112,928	(10,221,244)
Securities Sold Short	—	—	—	—

Total Net Realized Gain (Loss)	(47,051,343)	(63,579,177)	116,230,481	(37,423,011)

Net Change in Unrealized Appreciation (Depreciation) on:
Investment Securities	(23,645,017)	(12,039,925)	191,329	(152,217,352)
Equity Index Swaps	(102,016)	371,678	(21,130,131)	97,082
Futures Contracts	2,149,220	(761,797)	468,982	(111,025)
Securities Sold Short	—	—	—	—

Net Change in Unrealized Appreciation (Depreciation)	(21,597,813)	(12,430,044)	(20,469,820)	(152,231,295)

Net Gain (Loss) on Investments	(68,649,156)	(76,009,221)	95,760,661	(189,654,306)

Net Increase (Decrease) in Net Assets from Operations	$(68,040,315)	$(75,313,213)	$96,147,724	$(193,044,142)

Foreign Tax Withheld	$—	$—	$—	$40,130

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
144	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

Year Ended March 31, 2009

Inverse		Inverse			Inverse	Government	Inverse
NASDAQ-100®	Mid-Cap	Mid-Cap	Russell 2000®		Russell 2000®	Long Bond	Government
Strategy	1.5x Strategy	Strategy	1.5x Strategy	Russell 2000®	Strategy	1.2x Strategy	Long Bond
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Strategy Fund

$686,363	$115,798	$127,666	$117,590	$107,641	$663,513	$2,804,330	$9,849,913
—	12,882	—	31,621	4,899	—	—	—
—	246,937	—	252,767	135,680	46	—	—

686,363	375,617	127,666	401,978	248,220	663,559	2,804,330	9,849,913

516,935	195,882	105,433	223,092	128,075	389,342	362,124	4,242,582
143,593	54,412	29,287	61,970	42,692	108,150	144,850	1,178,495

8,429	—	—	—	—	—	84,224	148,094
8,876	3,070	1,593	6,138	9,644	12,526	38,020	139,264
59,467	64,152	9,838	85,188	10,180	50,281	66,700	1,258,593
—	35,304	25,234	34,535	30,502	83,054	—	—
57,437	21,765	11,715	24,788	17,048	43,260	72,425	413,469
57,487	16,146	7,659	22,518	11,839	37,448	40,345	238,936
—	—	—	—	—	—	—	6,560,648
—	—	—	—	—	116,760	—	—
7,587	3,122	1,559	3,441	1,643	5,511	8,292	54,499
16,038	6,231	3,361	6,758	5,387	12,319	20,995	132,033
40,446	13,277	8,270	16,355	15,789	31,668	57,529	387,592

916,295	413,361	203,949	484,783	272,799	890,319	895,504	14,754,205

(229,932)	(37,744)	(76,283)	(82,805)	(24,579)	(226,760)	1,908,826	(4,904,292)

—	(6,804,515)	—	(3,915,117)	(8,002,538)	—	1,470,178	(95,624)
(4,380,888)	(2,078,939)	16,582	(3,363,623)	(1,929,044)	2,595,348	—	—
18,881,948	(4,516,597)	(1,390,872)	(4,597,466)	(6,395,259)	4,757,133	153,763	(84,694,497)
—	—	—	—	—	396,022	—	(11,633,154)

14,501,060	(13,400,051)	(1,374,290)	(11,876,206)	(16,326,841)	7,748,503	1,623,941	(96,423,275)

—	(2,036,620)	—	(3,522,697)	196,879	—	(2,361,043)	324,345
(1,796,865)	356,110	(1,482,374)	212,407	(20,159)	345,606	—	—
43,791	(105,247)	(2,486)	(257,592)	(413,004)	5,186	197,051	(13,206,666)
—	—	—	—	—	(1,780,355)	—	13,734,403

(1,753,074)	(1,785,757)	(1,484,860)	(3,567,882)	(236,284)	(1,429,563)	(2,163,992)	852,082

12,747,986	15,185,808	(2,859,150)	(15,444,088)	(16,563,125)	6,318,940	(540,051)	(95,571,193)

$12,518,054	$(15,223,552)	$(2,935,433)	$(15,526,893)	$(16,587,704)	$6,092,180	$1,368,775	$(100,475,485)

$—	$—	$—	$113	$46	$—	$—	$—
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	145

STATEMENTS OF OPERATIONS (concluded)

		Inverse
	High Yield	High Yield	Europe	Japan
	Strategy	Strategy	1.25x Strategy	2x Strategy
	Fund	Fund	Fund	Fund

Investment Income
Interest	$858,729	$174,392	$129,240	$52,129
Income from Securities Lending, net	—	—	9,213	—
Dividends, Net of Foreign Tax Withheld	—	—	360,606	—
Other Income	—	—	—	—

Total Income	858,729	174,392	499,059	52,129

Expenses
Investment Advisory Fees	516,174	123,742	155,457	38,396
Transfer Agent and Administrative Fees	172,058	41,247	43,182	12,799
Distribution & Service Fees:
Advisor Class	—	—	—	—
A-Class	40,877	3,947	2,395	1,932
C-Class	11,464	26,583	34,845	4,375
H-Class	128,315	30,655	32,077	9,773
Portfolio Accounting Fees	68,520	16,499	17,273	5,119
Registration Fees	25,565	9,201	20,436	1,708
Trustees’ Fees*	6,870	2,154	3,300	476
Custody Fees	19,877	5,339	4,614	1,429
Treasury Guarantee Program Fee	—	—	—	—
Miscellaneous	103,059	12,578	5,310	5,324

Total Expenses	1,092,779	271,945	318,889	81,331

Less Expenses Waived by Distributor
Advisor Class	—	—	—	—
A-Class	—	—	—	—
C-Class	—	—	—	—
Less Expenses Waived by Advisor
Investor Class	—	—	—	—
Advisor Class	—	—	—	—
A-Class	—	—	—	—
C-Class	—	—	—	—

Total Waived Expenses	—	—	—	—

Net Expenses	1,092,779	271,945	318,889	81,331

Net Investment Income (Loss)	(234,050)	(97,553)	180,170	(29,202)

Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Investment Securities	—	—	(1,887,174)	—
Credit Default/Equity Index Swaps	(17,093,155)	1,126,418	(2,504,935)	(467,475)
Futures Contracts	1,387,987	78,662	(5,727,082)	(4,356,546)
Net Increase from Payments by Affiliates	—	—	—	46,878

Total Net Realized Gain (Loss)	(15,705,168)	1,205,080	(10,119,191)	(4,777,143)

Net Change in Unrealized Appreciation (Depreciation) on:
Investment Securities	—	—	(2,397,757)	—
Equity Index Swaps	(4,545,046)	(54,014)	(48,170)	(54,558)
Futures Contracts	180,807	37,042	(35,231)	775,928

Net Change in Unrealized Appreciation (Depreciation)	(4,364,239)	(16,972)	(2,481,158)	721,370

Net Gain (Loss) on Investments	(20,069,407)	1,188,108	(12,600,349)	(4,055,773)

Net Increase (Decrease) in Net Assets from Operations	$(20,303,457)	$1,090,555	$(12,420,179)	$(4,084,975)

Foreign Tax Withheld	$—	$—	$49,059	$—

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
146	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

Year Ended March 31, 2009

						U.S.
						Government
Small-Cap	Mid-Cap	Large-Cap	Small-Cap	Mid-Cap	Large-Cap	Money
Value	Value	Value	Growth	Growth	Growth	Market
Fund	Fund	Fund	Fund	Fund	Fund	Fund

$1,417	$501	$1,077	$1,003	$3,776	$1,826	$27,538,473
37,999	15,804	25,386	31,284	44,227	21,616	11,532
346,792	260,546	840,250	61,101	142,851	205,719	—
7,638	—	—	—	—	—	—

393,846	276,851	866,713	93,388	190,854	229,161	27,550,005

102,427	57,855	162,604	70,579	238,346	154,390	7,213,212
34,143	19,285	54,201	23,527	79,449	51,464	2,885,285

—	—	—	—	—	—	1,121,423
2,192	2,036	3,918	1,526	5,382	10,318	95,062
27,645	19,701	33,519	20,769	39,175	37,930	1,326,559
25,040	12,324	41,904	16,808	64,272	31,663	—
13,657	7,714	21,681	9,411	31,779	20,585	770,294
7,456	7,035	19,380	6,383	17,681	17,829	736,682
1,671	1,269	3,792	1,245	3,817	3,409	162,403
4,702	2,800	6,487	2,962	9,771	6,153	420,479
—	—	—	—	—	—	326,722
12,106	3,282	9,832	8,413	32,459	9,687	1,163,353

231,039	133,301	357,318	161,623	522,131	343,428	16,221,474

—	—	—	—	—	—	(288,815)
—	—	—	—	—	—	(21,378)
—	—	—	—	—	—	(279,319)

—	—	—	—	—	—	(461,168)
—	—	—	—	—	—	(127,163)
—	—	—	—	—	—	(19,798)
—	—	—	—	—	—	(52,835)

—	—	—	—	—	—	(1,250,476)

231,039	133,301	357,318	161,623	522,131	343,428	14,970,998

162,807	143,550	509,395	(68,235)	(331,277)	(114,267)	12,579,007

(19,335,639)	(4,592,115)	(20,227,083)	(3,807,362)	(19,391,102)	(6,574,273)	69,106
—	—	—	—	—	—	—
(65,178)	—	—	—	—	—	—
—	—	—	—	—	—	—

(19,400,817)	(4,592,115)	(20,227,083)	(3,807,362)	(19,391,102)	(6,574,273)	69,106

1,316,093	(158,177)	(2,513,010)	(619,767)	119,720	(750,066)	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—

1,316,093	(158,177)	(2,513,010)	(619,767)	119,720	(750,066)	—

(18,084,724)	(4,750,292)	(22,740,093)	(4,427,129)	(19,271,382)	(7,324,339)	69,106

$(17,921,917)	$(4,606,742)	$(22,230,698)	$(4,495,364)	$(19,602,659)	$(7,438,606)	$12,648,113

$512	$—	$—	$—	$—	$—	$—
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	147

STATEMENTS OF CHANGES IN NET ASSETS

	Nova Fund		S&P 500 Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,
	2009	2008	2009	2008

From Operations
Net Investment Income (Loss)	$608,841	$1,814,491	$696,008	$390,281
Net Realized Gain (Loss) on Investments	(47,051,343)	(9,551,255)	(63,579,177)	(4,633,846)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(21,597,813)	(18,422,080)	(12,430,044)	949,099

Net Increase (Decrease) in Net Assets from Operations	(68,040,315)	(26,158,844)	(75,313,213)	(3,294,466)

Distributions to Shareholders from:
Net Investment Income
Investor Class	(249,257)	(2,576,835)	—	—
Advisor Class	(60,918)	(587,393)	—	—
A-Class	(31,355)	(263,460)	(22,565)	(5,509)
C-Class	(90,473)	(872,315)	(21,039)	(22,779)
H-Class	—	—	(365,084)	(121,712)
Realized Gain on Investments
A-Class	—	—	—	—
C-Class	—	—	—	—
H-Class	—	—	—	—

Total Distributions to Shareholders	(432,003)	(4,300,003)	(408,688)	(150,000)

Share Transactions
Proceeds from Shares Purchased
Investor Class	253,488,653	341,259,500	—	—
Advisor Class	62,801,039	68,277,906	—	—
A-Class	26,971,416	14,230,806	73,453,330	19,984,413
C-Class	15,050,326	35,778,708	167,837,574	100,930,691
H-Class	—	—	895,518,522	243,409,668
Value of Shares Purchased through Dividend Reinvestment
Investor Class	229,423	2,412,637	—	—
Advisor Class	54,450	502,879	—	—
A-Class	29,248	215,508	20,738	3,583
C-Class	86,280	815,962	20,397	22,414
H-Class	—	—	216,004	121,524
Cost of Shares Redeemed
Investor Class	(259,092,682)	(362,877,907)	—	—
Advisor Class	(58,326,532)	(83,015,389)	—	—
A-Class	(30,821,803)	(16,109,773)	(40,339,207)	(19,732,723)
C-Class	(21,013,097)	(43,779,722)	(164,913,203)	(94,416,991)
H-Class	—	—	(768,785,989)	(168,129,248)

Net Increase (Decrease) in Net Assets From Share Transactions	(10,543,279)	(42,288,885)	163,028,166	82,193,331

Net Increase (Decrease) in Net Assets	(79,015,579)	(72,747,732)	87,306,265	78,748,865
Net Assets—Beginning of Period	135,398,457	208,146,189	89,156,956	10,408,091

Net Assets—End of Period	$56,382,860	$135,398,457	$176,463,221	$89,156,956

Undistributed Net Investment Income (Loss)—End of Period	$608,840	$432,002	$290,128	$2,559

148	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.
1

Inverse				Inverse		Mid-Cap
S&P 500 Strategy Fund		NASDAQ-100® Fund		NASDAQ-100® Strategy Fund		1.5x Strategy Fund
Year	Year	Year	Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
March 31,	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
2009	2008	2009	2008	2009	2008	2009	2008

$387,063	$9,239,729	$(3,389,836)	$(3,871,579)	$(229,932)	$2,739,850	$(37,744)	$184,928
116,230,481	8,497,642	(37,423,011)	37,550,926	14,501,060	(8,791,690)	(13,400,051)	(4,634,390)
(20,469,820)	5,979,963	(152,231,295)	(35,808,024)	(1,753,074)	1,330,389	(1,785,757)	(4,432,221)

96,147,724	23,717,334	(193,044,142)	(2,128,677)	12,518,054	(4,721,451)	(15,223,552)	(8,881,683)

(3,155,961)	(10,150,499)	—	—	(500,878)	(2,469,997)	—	—
(301,706)	(544,365)	—	—	(8,988)	(93,712)	—	—
(230,772)	(417,734)	—	—	(115,722)	(220,499)	—	(13,285)
(300,640)	(1,287,404)	—	—	(70,020)	(365,790)	—	(81,268)
—	—	—	—	—	—	—	(155,448)

—	—	—	—	—	—	(46,952)	(86,908)
—	—	—	—	—	—	(309,080)	(531,658)
—	—	—	—	—	—	(978,240)	(1,016,946)

(3,989,079)	(12,400,002)	—	—	(695,608)	(3,149,998)	(1,334,272)	(1,885,513)

813,336,089	415,012,456	538,260,472	555,891,864	181,405,974	266,757,622	—	—
102,858,985	48,201,826	110,732,240	139,974,270	3,852,269	11,607,871	—	—
70,739,952	23,979,245	8,777,731	15,782,415	17,451,507	9,715,769	2,823,579	4,937,608
107,129,470	107,600,065	115,748,994	93,532,178	63,340,946	37,796,095	17,493,225	19,972,516
—	—	—	—	—	—	160,138,832	338,407,973

2,733,955	9,133,319	—	—	460,030	2,169,008	—	—
291,409	457,021	—	—	8,784	78,193	—	—
223,099	354,871	—	—	101,436	145,081	43,087	89,731
262,657	1,125,213	—	—	65,461	345,264	282,399	579,143
—	—	—	—	—	—	954,788	1,101,301

(898,586,805)	(504,104,091)	(583,226,577)	(573,819,417)	(219,099,643)	(308,127,363)	—	—
(100,577,437)	(60,172,882)	(103,205,150)	(132,669,492)	(7,064,436)	(18,768,096)	—	—
(67,731,417)	(26,601,648)	(10,394,443)	(13,135,349)	(16,980,273)	(11,615,256)	(2,438,761)	(5,770,358)
(127,558,043)	(120,326,325)	(115,614,100)	(92,744,657)	(68,828,480)	(47,225,030)	(18,343,104)	(26,383,646)
—	—	—	—	—	—	(151,020,935)	(345,280,940)

(96,878,086)	(105,340,930)	(38,920,833)	(7,188,188)	(45,286,425)	(57,120,842)	9,933,110	(12,346,672)

(4,719,441)	(94,023,598)	(231,964,975)	(9,316,865)	(33,463,979)	(64,992,291)	(6,624,714)	(23,113,868)
275,818,829	369,842,427	649,494,321	658,811,186	72,979,444	137,971,735	21,721,916	44,835,784

$271,099,388	$275,818,829	$417,529,346	$649,494,321	$39,515,465	$72,979,444	$15,097,202	$21,721,916

$387,063	$3,989,079	$—	$—	$—	$695,607	$—	$—

THE RYDEX SERIES FUNDS ANNUAL REPORT	|	149
2

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Inverse		Russell 2000®
	Mid-Cap Strategy Fund		1.5x Strategy Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,
	2009	2008	2009	2008

From Operations
Net Investment Income (Loss)	$(76,283)	$379,675	$(82,805)	$328,224
Net Realized Gain (Loss) on Investments	(1,374,290)	264,155	(11,876,206)	(6,256,309)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,484,860)	1,132,496	(3,567,882)	(7,678,425)

Net Increase (Decrease) in Net Assets from Operations	(2,935,433)	1,776,326	(15,526,893)	(13,606,510)

Distributions to Shareholders from:
Net Investment Income
Investor Class	—	—	—	—
Advisor Class	—	—	—	—
A-Class	(398)	(14,414)	—	(11,847)
C-Class	(468)	(12,714)	—	(39,861)
H-Class	(39,133)	(392,699)	—	(53,601)

Total Distributions to Shareholders	(39,999)	(419,827)	—	(105,309)

Share Transactions
Proceeds from Shares Purchased
Investor Class	—	—	—	—
Advisor Class	—	—	—	—
A-Class	1,792,062	1,473,841	4,834,811	5,608,927
C-Class	6,969,049	19,784,055	14,021,425	27,002,919
H-Class	110,155,110	100,782,437	134,645,259	243,835,904
Value of Shares Purchased through Dividend Reinvestment
Investor Class	—	—	—	—
Advisor Class	—	—	—	—
A-Class	281	10,623	—	11,014
C-Class	466	11,651	—	35,684
H-Class	35,232	377,291	—	50,275
Cost of Shares Redeemed
Investor Class	—	—	—	—
Advisor Class	—	—	—	—
A-Class	(2,440,256)	(1,125,508)	(7,543,684)	(5,958,829)
C-Class	(8,310,290)	(19,223,442)	(15,002,698)	(31,943,301)
H-Class	(146,110,905)	(71,243,410)	(126,732,551)	(264,626,266)

Net Increase (Decrease) in Net Assets From Share Transactions	(37,909,251)	30,847,538	4,222,562	(25,983,673)

Net Increase (Decrease) in Net Assets	(40,884,683)	32,204,037	(11,304,331)	(39,695,492)
Net Assets—Beginning of Period	49,013,447	16,809,410	29,083,513	68,779,005

Net Assets—End of Period	$8,128,764	$49,013,447	$17,779,182	$29,083,513

Undistributed Net Investment Income (Loss)—End of Period	$—	$25,629	$(53)	$—

150	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.
3

Russell 2000®		Inverse		Government Long Bond		Inverse Government
Fund		Russell 2000®Strategy Fund		1.2x Strategy Fund		Long Bond Strategy Fund
Year	Year	Year	Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
March 31,	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
2009	2008	2009	2008	2009	2008	2009	2008

$(24,579)	$130,395	$(226,760)	$1,842,934	$1,908,826	$2,568,216	$(4,904,292)	$10,945,020
(16,326,841)	(214,609)	7,748,503	4,123,664	1,623,941	(1,773,685)	(96,423,275)	(28,527,890)
(236,284)	(361,722)	(1,429,563)	1,287,153	(2,163,992)	5,317,858	852,082	(24,199,216)

(16,587,704)	(445,936)	6,092,180	7,253,751	1,368,775	6,112,389	(100,475,485)	(41,782,086)

—	—	—	—	(941,561)	(1,420,257)	—	(8,268,999)
—	—	—	—	(417,809)	(415,210)	—	(1,048,257)
—	(3,218)	(55,895)	(262,498)	(416,096)	(478,407)	—	(1,181,600)
—	(6,072)	(27,396)	(314,182)	(133,359)	(254,342)	—	(5,301,155)
—	(24,871)	(246,709)	(1,673,321)	—	—	—	—

—	(34,161)	(330,000)	(2,250,001)	(1,908,825)	(2,568,216)	—	(15,800,011)

—	—	—	—	867,157,702	824,506,330	1,116,248,542	1,047,079,062
—	—	—	—	548,593,771	180,695,157	552,838,969	151,234,508
15,590,344	6,689,164	10,610,542	15,262,274	27,372,441	27,478,043	88,626,150	27,820,957
44,652,308	11,788,819	72,340,206	29,493,508	123,996,321	79,769,479	116,468,620	57,936,431
272,828,329	112,455,644	152,295,355	226,253,216	—	—	—	—

—	—	—	—	890,596	1,291,988	—	5,921,254
—	—	—	—	414,301	411,265	—	873,772
—	3,055	50,036	245,925	370,874	372,582	—	1,052,303
—	4,822	24,881	264,680	127,270	221,778	—	4,607,055
—	24,724	150,522	1,475,890	—	—	—	—

—	—	—	—	(850,471,909)	(837,686,520)	(1,032,216,838)	(1,097,133,564)
—	—	—	—	(566,919,573)	(166,581,027)	(536,326,976)	(167,400,041)
(10,348,886)	(6,005,450)	(15,069,169)	(19,266,022)	(39,628,364)	(20,498,724)	(58,240,501)	(58,850,467)
(42,583,483)	(11,713,559)	(78,122,808)	(32,705,884)	(126,126,597)	(89,766,321)	(89,247,418)	(130,620,082)
(245,186,056)	(121,115,706)	(168,917,835)	(237,600,325)	—	—	—	—

34,952,556	(7,868,487)	(26,638,270)	(16,576,738)	(14,223,167)	214,030	158,150,548	(157,478,812)

18,364,852	(8,348,584)	(20,876,090)	(11,572,988)	(14,763,217)	3,758,203	57,675,063	(215,060,909)
5,913,342	14,261,926	55,505,548	67,078,536	82,489,143	78,730,940	424,620,166	639,681,075

$24,278,194	$5,913,342	$34,629,458	$55,505,548	$67,725,926	$82,489,143	$482,295,229	$424,620,166

$(584)	$—	$—	$143,279	$183,623	$183,622	$—	$—

THE RYDEX SERIES FUNDS ANNUAL REPORT	|	151
4

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	High Yield		Inverse High Yield
	Strategy Fund		Strategy Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,
	2009	2008*	2009	2008*

From Operations
Net Investment Income (Loss)	$(234,050)	$597,094	$(97,553)	$327,727
Net Realized Gain (Loss) on Investments	(15,705,168)	(2,022,664)	1,205,080	(1,151,097)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(4,364,239)	(294,410)	(16,972)	585,378

Net Increase (Decrease) in Net Assets from Operations	(20,303,457)	(1,719,980)	1,090,555	(237,992)

Distributions to Shareholders from:
Net Investment Income
A-Class	(934,963)	(94,059)	—	—
C-Class	(116,106)	(3,119)	—	—
H-Class	(2,198,931)	(252,822)	—	—
Realized Gain on Investments
A-Class	—	—	(28,565)	—
C-Class	—	—	(56,725)	—
H-Class	—	—	(854,552)	—

Total Distributions to Shareholders	(3,250,000)	(350,000)	(939,842)	—

Share Transactions
Proceeds from Shares Purchased
A-Class	179,448,929	49,111,859	12,550,539	18,335,302
C-Class	19,960,644	4,241,692	2,853,206	6,037,467
H-Class	1,057,815,536	298,135,020	340,067,292	159,139,664
Value of Shares Purchased through Dividend Reinvestment
A-Class	928,359	93,585	11,158	—
C-Class	116,106	3,048	56,655	—
H-Class	2,123,624	252,521	802,717	—
Cost of Shares Redeemed
A-Class	(181,095,758)	(37,905,292)	(12,048,193)	(16,310,916)
C-Class	(18,856,745)	(3,224,690)	(5,246,915)	(3,060,250)
H-Class	(865,660,066)	(232,816,560)	(333,418,149)	(152,736,958)

Net Increase (Decrease) in Net Assets From Share Transactions	194,780,629	77,891,183	5,628,310	11,404,309

Net Increase (Decrease) in Net Assets	171,227,172	75,821,203	5,779,023	11,166,317
Net Assets—Beginning of Period	75,821,203	—	11,166,317	—

Net Assets—End of Period	$247,048,375	$75,821,203	$16,945,340	$11,166,317

Undistributed Net Investment Income (Loss)—End of Period	$—	$384,040	$—	$—

*	Since commencement of operations: April 16, 2007 — High Yield Strategy Fund and Inverse High Yield Strategy Fund; February 22, 2008 —Japan 2x Strategy Fund.
152	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.
5

Europe		Japan		Small-Cap		Mid-Cap
1.25x Strategy Fund		2x Strategy Fund		Value Fund		Value Fund
Year	Year	Year	Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
March 31,	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
2009	2008	2009	2008*	2009	2008	2009	2008

$180,170	$1,874,122	$(29,202)	$607	$162,807	$145,848	$143,550	$300,251
(10,119,191)	(583,438)	(4,777,143)	(285,728)	(19,400,817)	(3,529,923)	(4,592,115)	2,556,717
(2,481,158)	(4,787,080)	721,370	232,157	1,316,093	(4,152,139)	(158,177)	(4,572,641)

(12,420,179)	(3,496,396)	(4,084,975)	(52,964)	(17,921,917)	(7,536,214)	(4,606,742)	(1,715,673)

—	(27,890)	(872)	—	(3,661)	(18,247)	—	(78,237)
—	(143,919)	(155)	—	(12,729)	(7,413)	—	(41,598)
—	(573,127)	(2,868)	—	(205,610)	(28,903)	—	(157,115)

—	(84,392)	—	—	—	—	—	—
—	(435,477)	—	—	—	—	—	—
—	(1,734,199)	—	—	—	—	—	—

—	(2,999,004)	(3,895)	—	(222,000)	(54,563)	—	(276,950)

234,541	12,571,808	1,964,705	655,392	2,394,535	5,591,744	1,644,673	6,102,704
77,059,959	164,682,136	21,679,561	1,074,730	17,737,023	33,963,980	17,443,146	27,510,830
106,856,029	425,839,427	67,921,912	13,009,228	120,768,286	139,955,762	44,428,178	93,270,475

—	102,592	645	—	3,525	18,143	—	72,305
—	555,797	155	—	12,241	7,069	—	39,879
—	2,247,120	2,725	—	204,367	28,137	—	152,723

(910,394)	(22,788,995)	(1,608,262)	(56,585)	(4,796,628)	(5,725,821)	(4,208,010)	(7,404,551)
(79,975,672)	(167,193,672)	(20,728,115)	(829,607)	(27,860,304)	(20,857,249)	(16,703,919)	(34,318,144)
(114,604,154)	(458,269,642)	(63,553,581)	(7,681,753)	(136,608,914)	(93,517,092)	(43,676,311)	(162,625,394)

(11,339,691)	(42,253,429)	5,679,745	6,171,405	(28,145,869)	59,464,673	(1,072,243)	(77,199,173)

(23,759,870)	(48,748,829)	1,590,875	6,118,441	(46,289,786)	51,873,896	(5,678,985)	(79,191,796)
29,569,059	78,317,888	6,118,441	—	68,548,402	16,674,506	10,390,992	89,582,788

$5,809,189	$29,569,059	$7,709,316	$6,118,441	$22,258,616	$68,548,402	$4,712,007	$10,390,992

$(165,064)	$(2,603,625)	$—	$1,752	$34,123	$92,190	$143,550	$—

THE RYDEX SERIES FUNDS ANNUAL REPORT	|	153
6

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Large-Cap		Small-Cap
	Value Fund		Growth Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,
	2009	2008	2009	2008

From Operations
Net Investment Income (Loss)	$509,395	$875,220	$(68,235)	$(181,870)
Net Realized Gain (Loss) on Investments	(20,227,083)	26,243,034	(3,807,362)	730,805
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2,513,010)	(23,545,348)	(619,767)	(1,728,062)

Net Increase (Decrease) in Net Assets from Operations	(22,230,698)	3,572,906	(4,495,364)	(1,179,127)

Distributions to Shareholders from:
Net Investment Income
Investor Class	—	—	—	—
Advisor Class	—	—	—	—
A-Class	(3,018)	(259,465)	—	—
C-Class	(155,473)	(384,645)	—	—
H-Class	(144,833)	(580,308)	—	—
Realized Gain on Investments
A-Class	(21,899)	(765,247)	—	(101,616)
C-Class	(1,128,291)	(1,134,442)	—	(327,448)
H-Class	(1,051,077)	(1,711,515)	—	(222,904)

Total Distributions to Shareholders	(2,504,591)	(4,835,622)	—	(651,968)

Share Transactions
Proceeds from Shares Purchased
Investor Class	—	—	—	—
Advisor Class	—	—	—	—
A-Class	3,134,128	8,142,461	1,059,437	8,648,656
C-Class	22,014,986	56,251,502	37,850,187	71,659,894
H-Class	235,394,519	236,489,451	84,197,270	116,986,235
Value of Shares Purchased through Dividend Reinvestment
Investor Class	—	—	—	—
Advisor Class	—	—	—	—
A-Class	21,833	993,745	—	101,611
C-Class	1,267,647	1,442,982	—	327,318
H-Class	1,192,323	2,241,255	—	222,054
Cost of Shares Redeemed
Investor Class	—	—	—	—
Advisor Class	—	—	—	—
A-Class	(6,302,332)	(8,107,705)	(2,801,186)	(7,810,332)
C-Class	(19,756,536)	(76,358,825)	(39,046,955)	(76,836,624)
H-Class	(230,906,803)	(405,771,580)	(76,659,423)	(128,439,749)

Net Increase (Decrease) in Net Assets From Share Transactions	6,059,765	(184,676,714)	4,599,330	(15,140,937)

Net Increase (Decrease) in Net Assets	(18,675,524)	(185,939,430)	103,966	(16,972,032)
Net Assets—Beginning of Period	24,565,522	210,504,952	10,177,121	27,149,153

Net Assets—End of Period	$5,889,998	$24,565,522	$10,281,087	$10,177,121

Undistributed Net Investment Income (Loss)—End of Period	$509,393	$303,322	$—	$—

154	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.
7

Mid-Cap		Large-Cap		U.S. Government
Growth Fund		Growth Fund		Money Market Fund
Year	Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended	Ended
March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
2009	2008	2009	2008	2009	2008

$(331,277)	$(300,551)	$(114,267)	$(424,286)	$12,579,007	$43,732,402
(19,391,102)	(4,673,720)	(6,574,273)	(4,624,388)	69,106	1,840
119,720	(149,780)	(750,066)	(1,638,431)	—	—

(19,602,659)	(5,124,051)	(7,438,606)	(6,687,105)	12,648,113	43,734,242

—	—	—	—	(10,725,622)	(34,843,919)
—	—	—	—	(1,244,597)	(5,056,359)
—	—	—	—	(283,796)	(686,982)
—	—	—	—	(324,992)	(3,145,141)
—	—	—	—	—	—

—	(215,956)	—	(61,132)	—	—
—	(147,969)	—	(210,937)	—	—
—	(703,587)	—	(560,509)	—	—

—	(1,067,512)	—	(832,578)	(12,579,007)	(43,732,401)

—	—	—	—	14,234,678,743	16,744,764,573
—	—	—	—	5,683,851,096	3,541,832,288
6,807,590	7,741,318	9,237,958	7,583,898	167,289,290	86,075,767
66,567,303	46,185,102	24,949,550	121,153,557	1,495,568,434	1,349,987,737
367,668,576	230,118,496	102,848,506	199,536,612	—	—

—	—	—	—	10,640,857	34,409,275
—	—	—	—	1,238,606	5,026,273
—	214,830	—	60,489	265,875	611,010
—	146,362	—	207,581	318,248	3,040,004
—	698,887	—	545,152	—	—

—	—	—	—	(14,109,618,445)	(16,782,939,167)
—	—	—	—	(5,502,840,798)	(3,591,814,816)
(9,008,923)	(6,349,744)	(10,940,324)	(4,409,453)	(139,658,664)	(84,291,559)
(64,611,358)	(48,784,216)	(25,012,644)	(118,548,255)	(1,481,940,632)	(1,352,007,025)
(347,476,475)	(220,140,598)	(98,509,542)	(232,280,349)	—	—

19,946,713	9,830,437	2,573,504	(26,150,768)	359,792,610	(45,305,640)

344,054	3,638,874	(4,865,102)	(33,670,451)	359,861,716	(45,303,799)
19,446,787	15,807,913	21,834,206	55,504,657	1,280,306,419	1,325,610,218

$19,790,841	$19,446,787	$16,969,104	$21,834,206	$1,640,168,135	$1,280,306,419

$—	$—	$—	$—	$(40)	$(20,989)

THE RYDEX SERIES FUNDS ANNUAL REPORT	|	155

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

										RATIOS TO
										AVERAGE NET ASSETS:
			Net Realized	Net Increase											Combined
	NET ASSET	Net	and	(Decrease)	Distributions	Distributions		NET ASSET						Net	Net		Net Assets,
	VALUE,	Investment	Unrealized	in Net Assets	from Net	from Net		VALUE,	Total					Investment	Investment	Portfolio	End of
Year	BEGINNING	Income	Gains (Losses)	Value Resulting	Investment	Realized	Total	END OF	Investment	Total		Net		Income	Income	Turnover	Period (000’s
Ended	OF PERIOD	(Loss)†	on Investments	from Operations	Income	Gains	Distributions	PERIOD	Return††	Expenses■		Expenses■		(Loss)	(Loss)▲	Rate	omitted)

Nova Fund Investor Class
March 31, 2009	$26.13	$.19	$(14.83)	$(14.64)	$(.09)	$—	$(.09)	$11.40	(56.06)%	1.29%		1.29%		0.93%	—	143%	$32,603
March 31, 2008	30.92	.40	(4.51)	(4.11)	(.68)	—	(.68)	26.13	(13.71)%	1.27%		1.27%		1.26%	—	115%	74,674
March 31, 2007	28.89	(.15)	4.19	4.04	(2.01)	—	(2.01)	30.92	13.99%	1.25%		1.25%		1.23%	—	144%	113,195
March 31, 2006	25.96	(.12)	3.90	3.78	(.85)	—	(.85)	28.89	14.68%	1.35%		1.23%		(0.45)%	0.95%	192%	139,786
March 31, 2005	24.12	(.11)	1.95	1.84	—	—	—	25.96	7.63%	1.21%		1.21%		(0.44)%	0.82%	388%	175,042
Nova Fund Advisor Class
March 31, 2009	24.72	.08	(13.98)	(13.90)	(.09)	—	(.09)	10.73	(56.26)%	1.79%		1.79%		0.45%	—	143%	10,853
March 31, 2008	29.44	.23	(4.27)	(4.04)	(.68)	—	(.68)	24.72	(14.16)%	1.77%		1.77%		0.78%	—	115%	19,218
March 31, 2007	27.73	(.28)	4.00	3.72	(2.01)	—	(2.01)	29.44	13.41%	1.75%		1.75%		0.73%	—	144%	36,441
March 31, 2006	25.08	(.25)	3.75	3.50	(.85)	—	(.85)	27.73	14.07%	1.85%		1.74%		(0.96)%	0.44%	192%	41,002
March 31, 2005	23.42	(.23)	1.89	1.66	—	—	—	25.08	7.09%	1.71%		1.71%		(0.94)%	0.32%	388%	52,642
Nova Fund A-Class
March 31, 2009	24.99	.13	(14.15)	(14.02)	(.09)	—	(.09)	10.88	(56.13)%	1.54%		1.54%		0.70%	—	143%	3,612
March 31, 2008	29.67	.29	(4.29)	(4.00)	(.68)	—	(.68)	24.99	(13.92)%	1.52%		1.52%		0.97%	—	115%	11,791
March 31, 2007	27.87	(.21)	4.02	3.81	(2.01)	—	(2.01)	29.67	13.67%	1.50%		1.50%		0.98%	—	144%	15,586
March 31, 2006	25.15	(.19)	3.76	3.57	(.85)	—	(.85)	27.87	14.32%	1.60%		1.49%		(0.71)%	0.69%	192%	29,315
March 31, 2005	23.42	(.17)	1.90	1.73	—	—	—	25.15	7.39%	1.45%		1.45%		(0.68)%	0.58%	388%	18,463
Nova Fund C-Class
March 31, 2009	24.14	(.01)	(13.62)	(13.63)	(.09)	—	(.09)	10.42	(56.49)%	2.29%		2.29%		(0.05)%	—	143%	9,314
March 31, 2008	28.91	.07	(4.16)	(4.09)	(.68)	—	(.68)	24.14	(14.60)%	2.27%		2.27%		0.24%	—	115%	29,715
March 31, 2007	27.39	(.42)	3.95	3.53	(2.01)	—	(2.01)	28.91	12.88%	2.25%		2.25%		0.23%	—	144%	42,925
March 31, 2006	24.89	(.38)	3.73	3.35	(.85)	—	(.85)	27.39	13.58%	2.35%		2.24%		(1.46)%	(0.06)%	192%	50,131
March 31, 2005	23.36	(.35)	1.88	1.53	—	—	—	24.89	6.55%	2.21%		2.21%		(1.44)%	(0.18)%	388%	49,464
S&P 500 Fund A-Class
March 31, 2009	25.92	.12	(10.21)	(10.09)	(.04)	—	(.04)	15.79	(38.95)%	1.52%		1.52%		0.68%	—	168%	29,409
March 31, 2008	27.32	.52	(1.78)	(1.26)	(.14)	—	(.14)	25.92	(4.68)%	1.51%		1.51%		1.86%	—	396%	2,358
March 31, 2007*	25.00	.30	2.53	2.83	(.11)	(.40)	(.51)	27.32	11.34%	1.55%	**	1.55%	**	1.35% **	—	119%	2,063
S&P 500 Fund C-Class
March 31, 2009	25.55	(.02)	(10.05)	(10.07)	(.04)	—	(.04)	15.44	(39.43)%	2.28%		2.28%		(0.08)%	—	168%	7,295
March 31, 2008	27.15	.18	(1.64)	(1.46)	(.14)	—	(.14)	25.55	(5.45)%	2.25%		2.25%		0.67%	—	396%	7,836
March 31, 2007*	25.00	.19	2.47	2.66	(.11)	(.40)	(.51)	27.15	10.65%	2.25%	**	2.25%	**	0.84% **	—	119%	1,971
S&P 500 Fund H-Class
March 31, 2009	25.90	.13	(10.21)	(10.08)	(.04)	—	(.04)	15.78	(38.94)%	1.53%		1.53%		0.64%	—	168%	139,759
March 31, 2008	27.31	.39	(1.66)	(1.27)	(.14)	—	(.14)	25.90	(4.72)%	1.48%		1.48%		1.40%	—	396%	78,963
March 31, 2007*	25.00	.30	2.52	2.82	(.11)	(.40)	(.51)	27.31	11.29%	1.54%	**	1.54%	**	1.33% **	—	119%	6,374
156	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

										RATIOS TO
										AVERAGE NET ASSETS:
			Net Realized	Net Increase									Combined
	NET ASSET	Net	and	(Decrease)	Distributions	Distributions		NET ASSET				Net	Net		Net Assets,
	VALUE,	Investment	Unrealized	in Net Assets	from Net	from Net		VALUE,	Total			Investment	Investment	Portfolio	End of
Year	BEGINNING	Income	Gains (Losses)	Value Resulting	Investment	Realized	Total	END OF	Investment	Total	Net	Income	Income	Turnover	Period (000’s
Ended	OF PERIOD	(Loss)†	on Investments	from Operations	Income	Gains	Distributions	PERIOD	Return††	Expenses■	Expenses■	(Loss)	(Loss)▲	Rate	omitted)

Inverse S&P 500 Strategy Fund Investor Class
March 31, 2009	$40.00	$.12	$14.94	$15.06	$(.83)	$—	$(.83)	$54.23	37.66%	1.43%	1.43%	0.25%	—	—	$217,740
March 31, 2008	37.85	.93	2.74	3.67	(1.52)	—	(1.52)	40.00	10.24%	1.41%	1.41%	3.08%	—	—	223,044
March 31, 2007†††	40.30	(.20)	(1.15)	(1.35)	(1.10)	—	(1.10)	37.85	(3.26)%	1.36%	1.36%	3.85%	—	—	293,092
March 31, 2006†††	43.45	(.20)	(2.35)	(2.55)	(.60)	—	(.60)	40.30	(5.84)%	1.41%	1.38%	(0.45)%	2.29%	—	329,785
March 31, 2005†††	45.85	(.20)	(2.20)	(2.40)	—	—	—	43.45	(5.23)%	1.38%	1.38%	(0.46)%	0.25%	—	326,085
Inverse S&P 500 Strategy Fund Advisor Class
March 31, 2009	37.72	(.13)	14.07	13.94	(.83)	—	(.83)	50.83	36.96%	1.93%	1.93%	(0.30)%	—	—	15,305
March 31, 2008	36.00	.73	2.51	3.24	(1.52)	—	(1.52)	37.72	9.56%	1.92%	1.92%	2.64%	—	—	11,131
March 31, 2007†††	38.55	(.35)	(1.10)	(1.45)	(1.10)	—	(1.10)	36.00	(3.67)%	1.87%	1.87%	3.34%	—	—	22,712
March 31, 2006†††	41.80	(.40)	(2.25)	(2.65)	(.60)	—	(.60)	38.55	(6.32)%	1.91%	1.88%	(0.95)%	1.79%	—	45,332
March 31, 2005†††	44.35	(.40)	(2.15)	(2.55)	—	—	—	41.80	(5.75)%	1.88%	1.88%	(0.96)%	(0.25)%	—	40,964
Inverse S&P 500 Strategy Fund A-Class
March 31, 2009	37.97	— §	14.16	14.16	(.83)	—	(.83)	51.30	37.30%	1.68%	1.68%	0.00%	—	—	18,381
March 31, 2008	36.10	.81	2.58	3.39	(1.52)	—	(1.52)	37.97	9.95%	1.66%	1.66%	2.83%	—	—	9,344
March 31, 2007†††	38.60	(.25)	(1.15)	(1.40)	(1.10)	—	(1.10)	36.10	(3.53)%	1.61%	1.61%	3.60%	—	—	11,388
March 31, 2006†††	41.85	(.30)	(2.35)	(2.65)	(.60)	—	(.60)	38.60	(6.31)%	1.66%	1.63%	(0.70)%	2.04%	—	8,932
March 31, 2005†††	44.35	(.30)	(2.20)	(2.50)	—	—	—	41.85	(5.64)%	1.63%	1.63%	(0.71)%	—	—	7,318
Inverse S&P 500 Strategy Fund C-Class
March 31, 2009	37.00	(.28)	13.70	13.42	(.83)	—	(.83)	49.59	36.27%	2.43%	2.43%	(0.67)%	—	—	19,674
March 31, 2008	35.50	.58	2.44	3.02	(1.52)	—	(1.52)	37.00	9.07%	2.41%	2.41%	2.14%	—	—	32,299
March 31, 2007†††	38.25	(.55)	(1.10)	(1.65)	(1.10)	—	(1.10)	35.50	(4.22)%	2.36%	2.36%	2.85%	—	—	42,651
March 31, 2006†††	41.65	(.60)	(2.20)	(2.80)	(.60)	—	(.60)	38.25	(6.70)%	2.41%	2.38%	(1.45)%	1.29%	—	39,146
March 31, 2005†††	44.45	(.65)	(2.15)	(2.80)	—	—	—	41.65	(6.30)%	2.38%	2.38%	(1.46)%	(0.75)%	—	43,763
NASDAQ-100® Fund Investor Class
March 31, 2009	11.81	(.06)	(3.60)	(3.66)	—	—	—	8.15	(30.99)%	1.30%	1.30%	(0.59)%	—	55%	389,944
March 31, 2008	11.78	(.06)	.09	.03	—	—	—	11.81	0.25%	1.28%	1.28%	(0.50)%	—	57%	617,923
March 31, 2007	11.34	(.06)	.50	.44	—	—	—	11.78	3.88%	1.22%	1.22%	(0.52)%	—	71%	635,744
March 31, 2006	9.94	(.05)	1.49	1.44	(.04)	—	(.04)	11.34	14.45%	1.20%	1.20%	(0.49)%	—	122%	893,295
March 31, 2005	9.73	.04	.17	.21	—	—	—	9.94	2.16%	1.20%	1.20%	0.40%	—	132%	801,185
NASDAQ-100® Fund Advisor Class
March 31, 2009	11.23	(.11)	(3.40)	(3.51)	—	—	—	7.72	(31.26)%	1.79%	1.79%	(1.11)%	—	55%	18,078
March 31, 2008	11.26	(.12)	.09	(.03)	—	—	—	11.23	(0.27)%	1.78%	1.78%	(0.99)%	—	57%	15,184
March 31, 2007	10.90	(.11)	.47	.36	—	—	—	11.26	3.30%	1.73%	1.73%	(1.07)%	—	71%	9,349
March 31, 2006	9.60	(.10)	1.44	1.34	(.04)	—	(.04)	10.90	13.92%	1.70%	1.70%	(1.00)%	—	122%	27,832
March 31, 2005	9.46	(.02)	.16	.14	—	—	—	9.60	1.48%	1.69%	1.69%	(0.25)%	—	132%	19,887
NASDAQ-100® Fund A-Class
March 31, 2009	11.35	(.08)	(3.45)	(3.53)	—	—	—	7.82	(31.10)%	1.55%	1.55%	(0.82)%	—	55%	3,140
March 31, 2008	11.36	(.09)	.08	(.01)	—	—	—	11.35	(0.09)%	1.54%	1.54%	(0.76)%	—	57%	6,044
March 31, 2007	10.96	(.08)	.48	.40	—	—	—	11.36	3.65%	1.46%	1.46%	(0.73)%	—	71%	3,686
March 31, 2006	9.63	(.08)	1.45	1.37	(.04)	—	(.04)	10.96	14.18%	1.46%	1.46%	(0.78)%	—	122%	2,491
March 31, 2005	9.46	.06	.11	.17	—	—	—	9.63	1.80%	1.45%	1.45%	0.59%	—	132%	1,818
NASDAQ-100® Fund C-Class
March 31, 2009	10.95	(.15)	(3.31)	(3.46)	—	—	—	7.49	(31.60)%	2.30%	2.30%	(1.59)%	—	55%	6,368
March 31, 2008	11.02	(.18)	.11	(.07)	—	—	—	10.95	(0.64)%	2.28%	2.28%	(1.50)%	—	57%	10,343
March 31, 2007	10.73	(.16)	.45	.29	—	—	—	11.02	2.70%	2.22%	2.22%	(1.55)%	—	71%	10,032
March 31, 2006	9.50	(.16)	1.43	1.27	(.04)	—	(.04)	10.73	13.33%	2.21%	2.21%	(1.52)%	—	122%	18,707
March 31, 2005	9.41	(.03)	.12	.09	—	—	—	9.50	0.96%	2.19%	2.19%	(0.33)%	—	132%	14,422
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	157

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

										RATIOS TO
										AVERAGE NET ASSETS:
			Net Realized	Net Increase									Combined
	NET ASSET	Net	and	(Decrease)	Distributions	Distributions		NET ASSET				Net	Net		Net Assets,
	VALUE,	Investment	Unrealized	in Net Assets	from Net	from Net		VALUE,	Total			Investment	Investment	Portfolio	End of
Year	BEGINNING	Income	Gains (Losses)	Value Resulting	Investment	Realized	Total	END OF	Investment	Total	Net	Income	Income	Turnover	Period (000’s
Ended	OF PERIOD	(Loss)†	on Investments	from Operations	Income	Gains	Distributions	PERIOD	Return††	Expenses■	Expenses■	(Loss)	(Loss)▲	Rate	omitted)

Inverse NASDAQ-100® Strategy Fund Investor Class
March 31, 2009	$21.27	$(.06)	$4.25	$4.19	$(.37)	$—	$(.37)	$25.09	19.48%	1.46%	1.46%	(0.26)%	—	—	$33,672
March 31, 2008	21.67	.59	(.30)	.29	(.69)	—	(.69)	21.27	1.92%	1.47%	1.47%	2.98%	—	—	59,819
March 31, 2007	21.80	(.11)	.54	.43	(.56)	—	(.56)	21.67	2.01%	1.40%	1.40%	3.79%	—	—	104,617
March 31, 2006	24.55	(.11)	(2.31)	(2.42)	(.33)	—	(.33)	21.80	(9.85)%	1.39%	1.38%	(0.45)%	2.22%	—	143,742
March 31, 2005	25.69	(.11)	(1.03)	(1.14)	—	—	—	24.55	(4.44)%	1.38%	1.38%	(0.46)%	0.20%	—	198,288
Inverse NASDAQ-100® Strategy Fund Advisor Class
March 31, 2009	20.77	(.06)	4.03	3.97	(.37)	—	(.37)	24.37	18.88%	1.97%	1.97%	(0.29)%	—	—	476
March 31, 2008	21.28	.51	(.33)	.18	(.69)	—	(.69)	20.77	1.43%	1.98%	1.98%	2.56%	—	—	3,744
March 31, 2007	21.51	(.22)	.55	.33	(.56)	—	(.56)	21.28	1.56%	1.90%	1.90%	3.29%	—	—	11,436
March 31, 2006	24.34	(.22)	(2.28)	(2.50)	(.33)	—	(.33)	21.51	(10.27)%	1.89%	1.89%	(0.96)%	1.71%	—	10,390
March 31, 2005	25.60	(.24)	(1.02)	(1.26)	—	—	—	24.34	(4.92)%	1.88%	1.88%	(0.96)%	(0.30)%	—	17,059
Inverse NASDAQ-100® Strategy Fund A-Class
March 31, 2009	20.97	(.22)	4.29	4.07	(.37)	—	(.37)	24.67	19.18%	1.71%	1.71%	(0.92)%	—	—	2,301
March 31, 2008	21.43	.52	(.29)	.23	(.69)	—	(.69)	20.97	1.65%	1.72%	1.72%	2.61%	—	—	1,784
March 31, 2007	21.61	(.16)	.54	.38	(.56)	—	(.56)	21.43	1.79%	1.64%	1.64%	3.55%	—	—	4,086
March 31, 2006	24.39	(.16)	(2.29)	(2.45)	(.33)	—	(.33)	21.61	(10.04)%	1.63%	1.63%	(0.70)%	1.97%	—	2,108
March 31, 2005	25.60	(.17)	(1.04)	(1.21)	—	—	—	24.39	(4.73)%	1.62%	1.62%	(0.70)%	(0.04)%	—	5,697
Inverse NASDAQ-100® Strategy Fund C-Class
March 31, 2009	19.63	(.25)	3.90	3.65	(.37)	—	(.37)	22.91	18.35%	2.47%	2.47%	(1.19)%	—	—	3,066
March 31, 2008	20.27	.38	(.33)	.05	(.69)	—	(.69)	19.63	0.85%	2.48%	2.48%	2.05%	—	—	7,633
March 31, 2007	20.63	(.32)	.52	.20	(.56)	—	(.56)	20.27	1.00%	2.40%	2.40%	2.79%	—	—	17,834
March 31, 2006	23.48	(.32)	(2.20)	(2.52)	(.33)	—	(.33)	20.63	(10.73)%	2.40%	2.39%	(1.46)%	1.21%	—	13,527
March 31, 2005	24.83	(.35)	(1.00)	(1.35)	—	—	—	23.48	(5.44)%	2.38%	2.38%	(1.46)%	(0.80)%	—	15,693
Mid-Cap 1.5x Strategy Fund A-Class
March 31, 2009	32.39	— §	(17.74)	(17.74)	—	(1.32)	(1.32)	13.33	(54.70)%	1.68%	1.68%	0.01%	—	204%	1,080
March 31, 2008	41.56	.23	(7.46)	(7.23)	(.26)	(1.68)	(1.94)	32.39	(18.29)%	1.67%	1.67%	0.57%	—	226%	1,571
March 31, 2007	40.14	.05	2.74	2.79	—	(1.37)	(1.37)	41.56	7.11%	1.67%	1.67%	0.13%	—	296%	2,806
March 31, 2006	31.86	.01	8.65	8.66	—	(.38)	(.38)	40.14	27.27%	1.92%	1.66%	0.03%	—	528%	4,948
March 31, 2005	28.30	(.03)	3.59	3.56	—	—	—	31.86	12.58%	1.63%	1.63%	(0.10)%	—	669%	1,050
Mid-Cap 1.5x Strategy Fund C-Class
March 31, 2009	30.73	(.17)	(16.77)	(16.94)	—	(1.32)	(1.32)	12.47	(55.06)%	2.43%	2.43%	(0.72)%	—	204%	2,954
March 31, 2008	39.82	(.08)	(7.07)	(7.15)	(.26)	(1.68)	(1.94)	30.73	(18.90)%	2.42%	2.42%	(0.20)%	—	226%	8,388
March 31, 2007	38.81	(.23)	2.61	2.38	—	(1.37)	(1.37)	39.82	6.29%	2.41%	2.41%	(0.62)%	—	296%	17,112
March 31, 2006	31.03	(.25)	8.41	8.16	—	(.38)	(.38)	38.81	26.38%	2.66%	2.40%	(0.72)%	—	528%	28,836
March 31, 2005	27.76	(.26)	3.53	3.27	—	—	—	31.03	11.78%	2.37%	2.37%	(0.91)%	—	669%	17,912
Mid-Cap 1.5x Strategy Fund H-Class
March 31, 2009	32.40	.01	(17.76)	(17.75)	—	(1.32)	(1.32)	13.33	(54.71)%	1.68%	1.68%	0.06%	—	204%	11,063
March 31, 2008	41.58	.25	(7.49)	(7.24)	(.26)	(1.68)	(1.94)	32.40	(18.31)%	1.67%	1.67%	0.61%	—	226%	11,763
March 31, 2007	40.17	.06	2.72	2.78	—	(1.37)	(1.37)	41.58	7.08%	1.67%	1.67%	0.16%	—	296%	24,918
March 31, 2006	31.86	— §	8.69	8.69	—	(.38)	(.38)	40.17	27.36%	1.90%	1.64%	0.01%	—	528%	50,883
March 31, 2005	28.30	(.06)	3.62	3.56	—	—	—	31.86	12.58%	1.62%	1.62%	(0.21)%	—	669%	59,274
158	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

										RATIOS TO
										AVERAGE NET ASSETS:
			Net Realized	Net Increase
	NET ASSET	Net	and	(Decrease)	Distributions	Distributions		NET ASSET				Net		Net Assets,
	VALUE,	Investment	Unrealized	in Net Assets	from Net	from Net		VALUE,	Total			Investment	Portfolio	End of
Year	BEGINNING	Income	Gains (Losses)	Value Resulting	Investment	Realized	Total	END OF	Investment	Total	Net	Income	Turnover	Period (000’s
Ended	OF PERIOD	(Loss)†	on Investments	from Operations	Income	Gains	Distributions	PERIOD	Return††	Expenses	Expenses	(Loss)	Rate	omitted)

Inverse Mid-Cap Strategy Fund A-Class
March 31, 2009	$37.07	$(.22)	$11.40	$11.18	$(.04)	$—	$(.04)	$48.21	30.14%	1.68%	1.68%	(0.55)%	—	$452
March 31, 2008	33.78	.81	3.11	3.92	(.63)	—	(.63)	37.07	11.83%	1.66%	1.66%	2.35%	—	906
March 31, 2007	37.03	1.35	(1.81)	(.46)	(2.79)	—	(2.79)	33.78	(1.35)%	1.65%	1.65%	3.52%	—	477
March 31, 2006	44.01	.87	(7.20)	(6.33)	(.65)	—	(.65)	37.03	(14.44)%	1.66%	1.66%	2.12%	—	161
March 31, 2005	49.01	(.06)	(4.94)	(5.00)	—	—	—	44.01	(10.20)%	1.63%	1.63%	(0.13)%	—	61
Inverse Mid-Cap Strategy Fund C-Class
March 31, 2009	35.82	(.41)	10.87	10.46	(.04)	—	(.04)	46.24	29.18%	2.43%	2.43%	(1.07)%	—	327
March 31, 2008	32.89	.60	2.96	3.56	(.63)	—	(.63)	35.82	11.05%	2.41%	2.41%	1.83%	—	1,478
March 31, 2007	36.43	1.05	(1.80)	(.75)	(2.79)	—	(2.79)	32.89	(2.19)%	2.40%	2.40%	2.81%	—	801
March 31, 2006	43.62	.15	(6.69)	(6.54)	(.65)	—	(.65)	36.43	(15.05)%	2.41%	2.41%	1.54%	—	1,147
March 31, 2005	48.98	(.27)	(5.09)	(5.36)	—	—	—	43.62	(10.94)%	2.36%	2.36%	(0.58)%	—	1,011
Inverse Mid-Cap Strategy Fund H-Class
March 31, 2009	37.07	(.27)	11.45	11.18	(.04)	—	(.04)	48.21	30.14%	1.70%	1.70%	(0.62)%	—	7,350
March 31, 2008	33.78	.78	3.14	3.92	(.63)	—	(.63)	37.07	11.83%	1.65%	1.65%	2.26%	—	46,630
March 31, 2007	37.04	1.35	(1.82)	(.47)	(2.79)	—	(2.79)	33.78	(1.38)%	1.66%	1.66%	3.51%	—	15,531
March 31, 2006	44.01	.83	(7.15)	(6.32)	(.65)	—	(.65)	37.04	(14.42)%	1.64%	1.64%	2.01%	—	18,475
March 31, 2005	49.01	.18	(5.18)	(5.00)	—	—	—	44.01	(10.20)%	1.60%	1.60%	0.39%	—	30,073
Russell 2000® 1.5x Strategy Fund A-Class
March 31, 2009	28.62	(.02)	(16.11)	(16.13)	—	—	—	12.49	(56.36)%	1.70%	1.70%	(0.07)%	288%	591
March 31, 2008	37.24	.29	(8.83)	(8.54)	(.08)	—	(.08)	28.62	(22.98)%	1.67%	1.67%	0.81%	227%	4,372
March 31, 2007	37.33	.10	1.24	1.34	—	(1.43)	(1.43)	37.24	3.60%	1.66%	1.66%	0.28%	179%	5,976
March 31, 2006	27.54	.04	9.75	9.79	—	—	—	37.33	35.55%	2.06%	1.65%	0.13%	441%	6,789
March 31, 2005	26.22	(.03)	1.51	1.48	—	(.16)	(.16)	27.54	5.63%	1.61%	1.61%	(0.10)%	501%	3,340
Russell 2000® 1.5x Strategy Fund C-Class
March 31, 2009	27.10	(.18)	(15.21)	(15.39)	—	—	—	11.71	(56.79)%	2.45%	2.45%	(0.83)%	288%	3,381
March 31, 2008	35.51	.03	(8.36)	(8.33)	(.08)	—	(.08)	27.10	(23.50)%	2.42%	2.42%	0.09%	227%	10,873
March 31, 2007	35.93	(.16)	1.17	1.01	—	(1.43)	(1.43)	35.51	2.81%	2.41%	2.41%	(0.47)%	179%	19,942
March 31, 2006	26.69	(.21)	9.45	9.24	—	—	—	35.93	34.62%	2.81%	2.40%	(0.70)%	441%	31,956
March 31, 2005	25.63	(.26)	1.48	1.22	—	(.16)	(.16)	26.69	4.75%	2.37%	2.37%	(1.00)%	501%	18,915
Russell 2000® 1.5x Strategy Fund H-Class
March 31, 2009	28.62	(.02)	(16.13)	(16.15)	—	—	—	12.47	(56.43)%	1.70%	1.70%	(0.07)%	288%	13,807
March 31, 2008	37.22	.30	(8.82)	(8.52)	(.08)	—	(.08)	28.62	(22.93)%	1.67%	1.67%	0.83%	227%	13,839
March 31, 2007	37.32	.10	1.23	1.33	—	(1.43)	(1.43)	37.22	3.57%	1.66%	1.66%	0.27%	179%	42,861
March 31, 2006	27.51	.03	9.78	9.81	—	—	—	37.32	35.66%	2.05%	1.64%	0.10%	441%	170,698
March 31, 2005	26.22	(.07)	1.52	1.45	—	(.16)	(.16)	27.51	5.52%	1.62%	1.62%	(0.26)%	501%	68,084
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	159

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

										RATIOS TO
										AVERAGE NET ASSETS:
			Net Realized	Net Increase
	NET ASSET		and	(Decrease)	Distributions	Distributions		NET ASSET						Net		Net Assets,
	VALUE,	Net Investment	Unrealized	in Net Assets	from Net	from Net		VALUE,	Total					Investment	Portfolio	End of
	BEGINNING	Income	Gains (Losses)	Value Resulting	Investment	Realized	Total	END OF	Investment	Total		Operating		Income	Turnover	Period (000’s
Year Ended	OF PERIOD	(Loss)†	on Investments	from Operations	Income	Gains	Distributions	PERIOD	Return††	Expenses		Expenses◊		(Loss)	Rate	omitted)

Russell 2000® Fund A-Class
March 31, 2009	$23.57	$(.02)	$(9.24)	$(9.26)	$—	$—	$—	$14.31	(39.29)%	1.56%		1.56%		(0.13)%	485%	$2,309
March 31, 2008	27.64	.34	(4.21)	(3.87)	(.20)	—	(.20)	23.57	(14.08)%	1.51%		1.51%		1.26%	535%	909
March 31, 2007*	25.00	.35	2.43	2.78	(.14)	—	(.14)	27.64	11.13%	1.51%	**	1.51%	**	1.54% **	335%	275
Russell 2000® Fund C-Class
March 31, 2009	23.28	(.15)	(9.13)	(9.28)	—	—	—	14.00	(39.86)%	2.29%		2.29%		(0.82)%	485%	2,123
March 31, 2008	27.48	.23	(4.23)	(4.00)	(.20)	—	(.20)	23.28	(14.63)%	2.27%		2.27%		0.85%	535%	678
March 31, 2007*	25.00	.17	2.45	2.62	(.14)	—	(.14)	27.48	10.49%	2.28%	**	2.28%	**	0.76% **	335%	739
Russell 2000® Fund H-Class
March 31, 2009	23.57	(.02)	(9.24)	(9.26)	—	—	—	14.31	(39.29)%	1.55%		1.55%		(0.09)%	485%	19,847
March 31, 2008	27.64	.51	(4.38)	(3.87)	(.20)	—	(.20)	23.57	(14.08)%	1.52%		1.52%		1.86%	535%	4,327
March 31, 2007*	25.00	.34	2.44	2.78	(.14)	—	(.14)	27.64	11.13%	1.52%	**	1.52%	**	1.55% **	335%	13,248
Inverse Russell 2000® Strategy Fund A-Class
March 31, 2009	39.05	(.21)	9.57	9.36	(.39)	—	(.39)	48.02	23.91%	1.96%		1.71%		(0.50)%	214%	2,299
March 31, 2008	35.00	1.06	4.40	5.46	(1.41)	—	(1.41)	39.05	16.11%	1.89%		1.89%		2.96%	—	6,816
March 31, 2007	36.96	1.38	(1.65)	(.27)	(1.69)	—	(1.69)	35.00	(0.67)%	1.65%		1.65%		3.64%	—	9,905
March 31, 2006	46.09	.85	(9.26)	(8.41)	(.72)	—	(.72)	36.96	(18.40)%	1.63%		1.63%		1.97%	—	1,067
March 31, 2005	48.80	(.02)	(2.69)	(2.71)	—	—	—	46.09	(5.55)%	1.63%		1.63%		(0.03)%	—	404
Inverse Russell 2000® Strategy Fund C-Class
March 31, 2009	37.80	(.40)	9.14	8.74	(.39)	—	(.39)	46.15	23.06%	2.76%		2.45%		(1.03)%	214%	2,199
March 31, 2008	34.18	.76	4.27	5.03	(1.41)	—	(1.41)	37.80	15.22%	2.67%		2.67%		2.17%	—	6,136
March 31, 2007	36.40	1.07	(1.60)	(.53)	(1.69)	—	(1.69)	34.18	(1.40)%	2.40%		2.40%		2.87%	—	8,455
March 31, 2006	45.71	.56	(9.15)	(8.59)	(.72)	—	(.72)	36.40	(18.95)%	2.40%		2.40%		1.33%	—	3,164
March 31, 2005	48.77	(.49)	(2.57)	(3.06)	—	—	—	45.71	(6.27)%	2.39%		2.39%		(0.97)%	—	3,951
Inverse Russell 2000® Strategy Fund H-Class
March 31, 2009	39.07	(.19)	9.56	9.37	(.39)	—	(.39)	48.05	23.93%	1.97%		1.70%		(0.45)%	214%	30,131
March 31, 2008	35.02	1.05	4.41	5.46	(1.41)	—	(1.41)	39.07	16.10%	1.89%		1.89%		2.93%	—	42,554
March 31, 2007	36.98	1.36	(1.63)	(.27)	(1.69)	—	(1.69)	35.02	(0.67)%	1.65%		1.65%		3.56%	—	48,718
March 31, 2006	46.09	.91	(9.30)	(8.39)	(.72)	—	(.72)	36.98	(18.36)%	1.65%		1.65%		2.14%	—	52,201
March 31, 2005	48.80	.04	(2.75)	(2.71)	—	—	—	46.09	(5.55)%	1.63%		1.63%		0.09%	—	46,832
160	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

										RATIOS TO
										AVERAGE NET ASSETS:
			Net Realized	Net Increase
	NET ASSET	Net	and	(Decrease)	Distributions	Distributions		NET ASSET				Net	Combined		Net Assets,
	VALUE,	Investment	Unrealized	in Net Asset	from Net	from Net		VALUE,	Total			Investment	Net	Portfolio	End of
	BEGINNING	Income	Gains (Losses)	Value Resulting	Investment	Realized	Total	END OF	Investment	Total	Operating	Income	Investment	Turnover	Period (000’s
Year Ended	OF PERIOD	(Loss)†	on Investments	from Operations	Income	Gains	Distributions	PERIOD	Return††	Expenses■	Expenses◊■	(Loss)	Income (Loss)▲	Rate	omitted)

Government Long Bond 1.2x Strategy Fund Investor Class
March 31, 2009	$11.78	$.36	$1.97	$2.33	$(.37)	$—	$(.37)	$13.74	20.17%	0.98%	0.98%	2.79%	—	1,794%	$43,237
March 31, 2008	10.59	.40	1.19	1.59	(.40)	—	(.40)	11.78	15.43%	0.97%	0.97%	3.75%	—	1,142%	30,695
March 31, 2007	10.50	.41	.09	.50	(.41)	—	(.41)	10.59	4.87%	0.96%	0.96%	3.92%	—	1,357%	40,816
March 31, 2006	11.04	.42	(.54)	(.12)	(.42)	—	(.42)	10.50	(1.37)%	0.94%	0.94%	3.69%	—	1,451%	33,223
March 31, 2005	11.03	.42	—	.42	(.41)	—	(.41)	11.04	4.04%	0.93%	0.93%	3.95%	—	737%	25,992
Government Long Bond 1.2x Strategy Fund Advisor Class
March 31, 2009	11.72	.31	1.93	2.24	(.30)	—	(.30)	13.66	19.49%	1.48%	1.48%	2.49%	—	1,794%	7,867
March 31, 2008	10.54	.34	1.19	1.53	(.35)	—	(.35)	11.72	14.82%	1.47%	1.47%	3.13%	—	1,142%	25,181
March 31, 2007	10.50	.37	.03	.40	(.36)	—	(.36)	10.54	3.86%	1.46%	1.46%	3.44%	—	1,357%	10,815
March 31, 2006	11.07	.37	(.57)	(.20)	(.37)	—	(.37)	10.50	(2.10)%	1.42%	1.42%	3.16%	—	1,451%	21,200
March 31, 2005	11.04	.36	.04	.40	(.37)	—	(.37)	11.07	3.75%	1.41%	1.41%	3.32%	—	737%	53,283
Government Long Bond 1.2x Strategy Fund A-Class
March 31, 2009	11.79	.34	1.95	2.29	(.33)	—	(.33)	13.75	19.84%	1.23%	1.23%	2.74%	—	1,794%	11,119
March 31, 2008	10.60	.38	1.19	1.57	(.38)	—	(.38)	11.79	15.13%	1.22%	1.22%	3.44%	—	1,142%	20,374
March 31, 2007	10.50	.38	.10	.48	(.38)	—	(.38)	10.60	4.71%	1.22%	1.22%	3.64%	—	1,357%	11,460
March 31, 2006	11.07	.40	(.58)	(.18)	(.39)	—	(.39)	10.50	(1.88)%	1.17%	1.17%	3.45%	—	1,451%	1,503
March 31, 2005	11.05	.39	.02	.41	(.39)	—	(.39)	11.07	3.86%	1.15%	1.15%	3.63%	—	737%	1,703
Government Long Bond 1.2x Strategy Fund C-Class
March 31, 2009	11.77	.25	1.94	2.19	(.24)	—	(.24)	13.72	18.90%	1.97%	1.97%	2.00%	—	1,794%	5,502
March 31, 2008	10.59	.30	1.18	1.48	(.30)	—	(.30)	11.77	14.20%	1.98%	1.98%	2.80%	—	1,142%	6,239
March 31, 2007	10.50	.31	.08	.39	(.30)	—	(.30)	10.59	3.84%	1.96%	1.96%	2.93%	—	1,357%	15,640
March 31, 2006	11.07	.31	(.57)	(.26)	(.31)	—	(.31)	10.50	(2.61)%	1.93%	1.93%	2.69%	—	1,451%	7,293
March 31, 2005	11.05	.31	.02	.33	(.31)	—	(.31)	11.07	3.10%	1.92%	1.92%	2.86%	—	737%	11,005
Inverse Government Long Bond Strategy Fund Investor Class
March 31, 2009	16.81	(.11)	(3.38)	(3.49)	—	—	—	13.32	(20.76)%	2.80%	1.41%	(0.72)%	—	584%	269,155
March 31, 2008	19.37	.49	(2.39)	(1.90)	(.66)	—	(.66)	16.81	(9.98)%	3.45%	1.40%	2.56%	—	550%	237,900
March 31, 2007	19.69	(.09)	.40	.31	(.63)	—	(.63)	19.37	1.66%	4.97%	1.36%	3.68%	—	192%	313,117
March 31, 2006	18.94	(.07)	.82	.75	—	—	—	19.69	3.96%	4.66%	1.33%	(0.40)%	0.78%	179%	768,588
March 31, 2005	19.77	(.08)	(.75)	(.83)	—	—	—	18.94	(4.20)%	5.11%	1.32%	(0.40)%	1.53%	101%	1,472,040
Inverse Government Long Bond Strategy Fund Advisor Class
March 31, 2009	16.41	(.18)	(3.28)	(3.46)	—	—	—	12.95	(21.08)%	3.36%	1.91%	(1.19)%	—	584%	35,153
March 31, 2008	19.01	.34	(2.28)	(1.94)	(.66)	—	(.66)	16.41	(10.39)%	4.10%	1.90%	1.84%	—	550%	24,891
March 31, 2007	19.43	(.18)	.39	.21	(.63)	—	(.63)	19.01	1.17%	5.47%	1.86%	3.18%	—	192%	43,782
March 31, 2006	18.79	(.16)	.80	.64	—	—	—	19.43	3.41%	5.16%	1.83%	(0.90)%	0.28%	179%	99,546
March 31, 2005	19.71	(.17)	(.75)	(.92)	—	—	—	18.79	(4.67)%	5.61%	1.82%	(0.90)%	1.03%	101%	232,541
Inverse Government Long Bond Strategy Fund A-Class
March 31, 2009	16.57	(.15)	(3.32)	(3.47)	—	—	—	13.10	(20.94)%	3.00%	1.65%	(0.94)%	—	584%	54,574
March 31, 2008	19.16	.44	(2.37)	(1.93)	(.66)	—	(.66)	16.57	(10.25)%	3.86%	1.65%	2.37%	—	550%	37,256
March 31, 2007	19.52	(.14)	.41	.27	(.63)	—	(.63)	19.16	1.47%	5.22%	1.61%	3.43%	—	192%	69,606
March 31, 2006	18.84	(.12)	.80	.68	—	—	—	19.52	3.61%	4.91%	1.58%	(0.65)%	0.53%	179%	124,679
March 31, 2005	19.71	(.13)	(.74)	(.87)	—	—	—	18.84	(4.41)%	5.35%	1.56%	(0.64)%	1.29%	101%	177,178
Inverse Government Long Bond Strategy Fund C-Class
March 31, 2009	15.65	(.25)	(3.12)	(3.37)	—	—	—	12.28	(21.53)%	3.81%	2.41%	(1.70)%	—	584%	123,413
March 31, 2008	18.26	.29	(2.24)	(1.95)	(.66)	—	(.66)	15.65	(10.87)%	4.44%	2.40%	1.62%	—	550%	124,572
March 31, 2007	18.78	(.27)	.38	.11	(.63)	—	(.63)	18.26	0.67%	5.97%	2.36%	2.68%	—	192%	213,175
March 31, 2006	18.25	(.25)	.78	.53	—	—	—	18.78	2.90%	5.66%	2.33%	(1.40)%	(0.22)%	179%	533,862
March 31, 2005	19.24	(.27)	(.72)	(.99)	—	—	—	18.25	(5.15)%	6.11%	2.32%	(1.40)%	0.53%	101%	893,249
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	161

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

			Net Realized	Net Increase								RATIOS TO AVERAGE NET ASSETS:
	NET ASSET	Net	and	(Decrease)	Distributions	Distributions				NET ASSET						Net			Net Assets,
	VALUE,	Investment	Unrealized	in Net Asset	from Net	from Net				VALUE,	Total					Investment		Portfolio	End of
	BEGINNING	Income	Gains (Losses)	Value Resulting	Investment	Realized	Total	Payments by		END OF	Investment	Total		Net		Income		Turnover	Period (000’s
Year Ended	OF PERIOD	(Loss)†	on Investments	from Operations	Income	Gains	Distributions	Affiliates		PERIOD	Return††	Expenses		Expenses		(Loss)		Rate	omitted)

High Yield Strategy Fund A-Class
March 31, 2009	$24.31	$(.16)	$(3.51)	$(3.67)	$(4.00)	$—	$(4.00)	$—		$16.64	(16.15)%	1.57%		1.57%		(0.71)%		—	$5,748
March 31, 2008*	25.00	.69	(1.31)	(.62)	(.07)	—	(.07)	—		24.31	(2.49)%	1.50%	**	1.50%	**	2.79%	**	—	10,530
High Yield Strategy Fund C-Class
March 31, 2009	24.12	(.25)	(3.54)	(3.79)	(4.00)	—	(4.00)	—		16.33	(16.83)%	2.32%		2.32%		(1.21)%		—	1,773
March 31, 2008*	25.00	.46	(1.27)	(.81)	(.07)	—	(.07)	—		24.12	(3.25)%	2.22%	**	2.22%	**	1.90%	**	—	1,001
High Yield Strategy Fund H-Class
March 31, 2009	24.28	(.04)	(3.63)	(3.67)	(4.00)	—	(4.00)	—		16.61	(16.16)%	1.56%		1.56%		(0.20)%		—	239,528
March 31, 2008*	25.00	.62	(1.27)	(.65)	(.07)	—	(.07)	—		24.28	(2.61)%	1.49%	**	1.49%	**	2.55%	**	—	64,290
Inverse High Yield Strategy Fund A-Class
March 31, 2009	51.26	(.10)	5.29	5.19	—	(1.32)	(1.32)	—		55.13	10.17%	1.52%		1.52%		(0.19)%		—	2,278
March 31, 2008*	50.00	.54	.72	1.26	—	—	—	—		51.26	2.52%	1.52%	**	1.52%	**	1.09%	**	—	1,673
Inverse High Yield Strategy Fund C-Class
March 31, 2009	51.06	(.52)	5.27	4.75	—	(1.32)	(1.32)	—		54.49	9.34%	2.28%		2.28%		(1.00)%		—	869
March 31, 2008*	50.00	(.62)	1.68	1.06	—	—	—	—		51.06	2.12%	2.26%	**	2.26%	**	(1.25)%	**	—	2,958
Inverse High Yield Strategy Fund H-Class
March 31, 2009	51.38	(.29)	5.49	5.20	—	(1.32)	(1.32)	—		55.26	10.17%	1.53%		1.53%		(0.55)%		—	13,799
March 31, 2008*	50.00	1.44	(.06)	1.38	—	—	—	—		51.38	2.76%	1.52%	**	1.52%	**	2.84%	**	—	6,536
Europe 1.25x Strategy Fund A-Class
March 31, 2009	22.25	.18	(14.07)	(13.89)	—	—	—	—		8.36	(62.43)%	1.68%		1.68%		1.05%		384%	316
March 31, 2008	24.13	.62	(1.57)	(.95)	(.23)	(.70)	(.93)	—		22.25	(4.60)%	1.69%		1.69%		2.42%		320%	1,750
March 31, 2007	20.06	.54	3.65	4.19	(.12)	—	(.12)	—		24.13	20.90%	1.54%		1.54%		2.33%		373%	10,892
March 31, 2006	17.14	.18	3.06	3.24	—	(.32)	(.32)	—		20.06	19.10%	1.67%		1.66%		1.02%		454%	1,378
March 31, 2005	14.98	.05	2.59	2.64	(.47)	(.01)	(.48)	—		17.14	17.56%	1.62%		1.62%		0.29%		—	180
Europe 1.25x Strategy Fund C-Class
March 31, 2009	21.00	.07	(13.24)	(13.17)	—	—	—	—		7.83	(62.71)%	2.43%		2.43%		0.42%		384%	754
March 31, 2008	22.98	.31	(1.36)	(1.05)	(.23)	(.70)	(.93)	—		21.00	(5.28)%	2.40%		2.40%		1.27%		320%	6,149
March 31, 2007	19.25	.39	3.46	3.85	(.12)	—	(.12)	—		22.98	20.01%	2.40%		2.40%		1.85%		373%	9,539
March 31, 2006	16.57	.10	2.90	3.00	—	(.32)	(.32)	—		19.25	18.30%	2.42%		2.41%		0.59%		454%	8,703
March 31, 2005	14.62	(.09)	2.52	2.43	(.47)	(.01)	(.48)	—		16.57	16.55%	2.37%		2.37%		(0.57)%		—	5,717
Europe 1.25x Strategy Fund H-Class
March 31, 2009	22.26	.21	(14.11)	(13.90)	—	—	—	—		8.36	(62.44)%	1.71%		1.71%		1.22%		384%	4,739
March 31, 2008	24.14	.57	(1.52)	(.95)	(.23)	(.70)	(.93)	—		22.26	(4.60)%	1.67%		1.67%		2.20%		320%	21,670
March 31, 2007	20.06	.59	3.61	4.20	(.12)	—	(.12)	—		24.14	20.95%	1.66%		1.66%		2.63%		373%	57,887
March 31, 2006	17.13	.22	3.03	3.25	—	(.32)	(.32)	—		20.06	19.17%	1.64%		1.63%		1.21%		454%	46,066
March 31, 2005	14.98	.05	2.58	2.63	(.47)	(.01)	(.48)	—		17.13	17.49%	1.61%		1.61%		0.28%		—	62,957
Japan 2x Strategy Fund A-Class
March 31, 2009	25.12	(.06)	(16.24)	(16.30)	(.01)	—	(.01)	.20	§§	9.01	(64.10)%	1.53%		1.53%		(0.42)%		—	299
March 31, 2008*	25.00	— §	.12	.12	—	—	—	—		25.12	0.48%	1.25%	**	1.25%	**	(0.12)%	**	—	636
Japan 2x Strategy Fund C-Class
March 31, 2009	25.10	(.17)	(16.18)	(16.35)	(.01)	—	(.01)	.20	§§	8.94	(64.35)%	2.26%		2.26%		(0.98)%		—	879
March 31, 2008*	25.00	(.02)	.12	.10	—	—	—	—		25.10	0.40%	2.21%	**	2.21%	**	(0.74)%	**	—	240
Japan 2x Strategy Fund H-Class
March 31, 2009	25.12	(.08)	(16.22)	(16.30)	(.01)	—	(.01)	.20	§§	9.01	(64.10)%	1.52%		1.52%		(0.55)%		—	6,531
March 31, 2008*	25.00	— §	.12	.12	—	—	—	—		25.12	0.48%	1.44%	**	1.44%	**	0.17%	**	—	5,243
162	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

										RATIOS TO
										AVERAGE NET ASSETS:
			Net Realized	Net Increase
	NET ASSET	Net	and	(Decrease)	Distributions	Distributions		NET ASSET				Net		Net Assets,
	VALUE,	Investment	Unrealized	in Net Asset	from Net	from Net		VALUE,	Total			Investment	Portfolio	End of
	BEGINNING	Income	Gains (Losses)	Value Resulting	Investment	Realized	Total	END OF	Investment	Total		Income	Turnover	Period (000’s
Year Ended	OF PERIOD	(Loss)†	on Investments	from Operations	Income	Gains	Distributions	PERIOD	Return††	Expenses		(Loss)	Rate	omitted)

Small-Cap Value Fund A-Class
March 31, 2009	$26.56	$.50	$(15.61)	$(15.11)	$(.37)	$—	$(.37)	$11.08	(57.21)%	1.54%		2.04%	878%	$78
March 31, 2008	35.54	.26	(8.97)	(8.71)	(.27)	—	(.27)	26.56	(24.54)%	1.53%		0.82%	566%	2,945
March 31, 2007	33.40	.23	1.94	2.17	—	(.03)	(.03)	35.54	6.49%	1.51%		0.66%	728%	3,929
March 31, 2006	28.22	(.03)	5.71	5.68	—	(.50)	(.50)	33.40	20.35%	1.46%		(0.11)%	806%	335
March 31, 2005*	25.28	(.06)	3.13	3.07	—	(.13)	(.13)	28.22	12.14%	1.43%	**	(0.37)% **	744%	714
Small-Cap Value Fund C-Class
March 31, 2009	25.71	.04	(14.76)	(14.72)	(.37)	—	(.37)	10.62	(57.59)%	2.32%		0.21%	878%	691
March 31, 2008	34.68	.28	(8.98)	(8.70)	(.27)	—	(.27)	25.71	(25.12)%	2.26%		0.99%	566%	14,040
March 31, 2007	32.85	(.05)	1.91	1.86	—	(.03)	(.03)	34.68	5.65%	2.26%		(0.16)%	728%	2,268
March 31, 2006	28.01	(.18)	5.52	5.34	—	(.50)	(.50)	32.85	19.29%	2.27%		(0.60)%	806%	18,779
March 31, 2005	25.59	(.24)	2.79	2.55	—	(.13)	(.13)	28.01	9.96%	2.21%		(0.89)%	744%	12,119
Small-Cap Value Fund H-Class
March 31, 2009	26.53	.27	(15.36)	(15.09)	(.37)	—	(.37)	11.07	(57.20)%	1.55%		1.40%	878%	21,489
March 31, 2008	35.51	.33	(9.04)	(8.71)	(.27)	—	(.27)	26.53	(24.56)%	1.48%		1.04%	566%	51,563
March 31, 2007	33.38	.15	2.01	2.16	—	(.03)	(.03)	35.51	6.46%	1.52%		0.46%	728%	10,478
March 31, 2006	28.24	.06	5.58	5.64	—	(.50)	(.50)	33.38	20.20%	1.50%		0.19%	806%	102,448
March 31, 2005	25.62	(.01)	2.76	2.75	—	(.13)	(.13)	28.24	10.73%	1.47%		(0.04)%	744%	75,748
Mid-Cap Value Fund A-Class
March 31, 2009	29.72	.47	(16.51)	(16.04)	—	—	—	13.68	(53.97)%	1.54%		1.66%	977%	100
March 31, 2008	36.58	.44	(6.37)	(5.93)	(.93)	—	(.93)	29.72	(16.45)%	1.53%		1.25%	297%	2,797
March 31, 2007	31.83	.34	4.57	4.91	—	(.16)	(.16)	36.58	15.45%	1.53%		1.00%	625%	4,744
March 31, 2006	27.49	.06	4.47	4.53	(—) §	(.19)	(.19)	31.83	16.51%	1.48%		0.21%	558%	1,480
March 31, 2005*	24.58	.11	2.91	3.02	(—) §	(.11)	(.11)	27.49	12.29%	1.42%	**	0.69% **	731%	312
Mid-Cap Value Fund C-Class
March 31, 2009	28.78	.39	(16.05)	(15.66)	—	—	—	13.12	(54.41)%	2.29%		1.58%	977%	627
March 31, 2008	35.75	.30	(6.34)	(6.04)	(.93)	—	(.93)	28.78	(17.15)%	2.28%		0.88%	297%	1,082
March 31, 2007	31.34	.11	4.46	4.57	—	(.16)	(.16)	35.75	14.61%	2.28%		0.33%	625%	8,326
March 31, 2006	27.29	(.10)	4.34	4.24	(—) §	(.19)	(.19)	31.34	15.57%	2.25%		(0.35)%	558%	7,270
March 31, 2005	25.11	(.07)	2.36	2.29	(—) §	(.11)	(.11)	27.29	9.12%	2.21%		(0.28)%	731%	8,831
Mid-Cap Value Fund H-Class
March 31, 2009	29.71	.47	(16.51)	(16.04)	—	—	—	13.67	(53.99)%	1.54%		2.01%	977%	3,985
March 31, 2008	36.58	.35	(6.29)	(5.94)	(.93)	—	(.93)	29.71	(16.48)%	1.54%		0.96%	297%	6,512
March 31, 2007	31.82	.46	4.46	4.92	—	(.16)	(.16)	36.58	15.49%	1.52%		1.39%	625%	76,513
March 31, 2006	27.49	.07	4.45	4.52	(—) §	(.19)	(.19)	31.82	16.47%	1.48%		0.25%	558%	31,340
March 31, 2005	25.13	.21	2.26	2.47	(—) §	(.11)	(.11)	27.49	9.83%	1.46%		0.77%	731%	115,660
Large-Cap Value Fund A-Class
March 31, 2009†††	100.00	1.95	(57.52)	(55.57)	(1.05)	(7.80)	(8.55)	35.58	(57.28)%	1.53%		2.16%	1,448%	203
March 31, 2008†††	167.30	2.45	(30.50)	(28.05)	(9.95)	(29.30)	(39.25)	100.00	(19.98)%	1.52%		1.67%	289%	4,269
March 31, 2007†††	145.60	1.85	21.65	23.50	(1.05)	(.75)	(1.80)	167.30	16.21%	1.50%		1.17%	389%	5,348
March 31, 2006†††	132.80	.95	13.87	14.82	—	(2.02)	(2.02)	145.60	11.20%	1.47%		0.70%	1,054%	713
March 31, 2005*†††	123.40	.60	9.05	9.65	(—) §	(.25)	(.25)	132.80	7.82%	1.43%	**	0.77% **	747%	211
Large-Cap Value Fund C-Class
March 31, 2009†††	96.00	1.40	(54.89)	(53.49)	(1.05)	(7.80)	(8.85)	33.66	(57.55)%	2.29%		2.44%	1,448%	1,129
March 31, 2008†††	163.40	.70	(28.85)	(28.15)	(9.95)	(29.30)	(39.25)	96.00	(20.57)%	2.29%		0.48%	289%	1,838
March 31, 2007†††	143.35	.45	21.40	21.85	(1.05)	(.75)	(1.80)	163.40	15.31%	2.27%		0.29%	389%	21,075
March 31, 2006†††	131.90	.20	13.27	13.47	—	(2.02)	(2.02)	143.35	10.25%	2.26%		0.14%	1,054%	4,344
March 31, 2005†††	124.25	.05	7.85	7.90	(—) §	(.25)	(.25)	131.90	6.35%	2.20%		0.03%	747%	4,636
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	163

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

										RATIOS TO
										AVERAGE NET ASSETS:
			Net Realized	Net Increase
	NET ASSET	Net	and	(Decrease) in Net	Distributions	Distributions		NET ASSET				Net		Net Assets,
	VALUE,	Investment	Unrealized	Asset Value	from Net	from Net		VALUE,	Total			Investment	Portfolio	End of
	BEGINNING	Income	Gains (Losses)	Resulting from	Investment	Realized	Total	END OF	Investment	Total		Income	Turnover	Period (000’s
Year Ended	OF PERIOD	(Loss)†	on Investments	Operations	Income	Gains	Distributions	PERIOD	Return††	Expenses		(Loss)	Rate	omitted)

Large-Cap Value Fund H-Class
March 31, 2009†††	$100.00	$1.40	$(56.88)	$(55.48)	$(1.05)	$(7.80)	$(8.85)	$35.67	(57.23)%	1.53%		2.36%	1,448%	$4,558
March 31, 2008†††	167.30	1.80	(29.85)	(28.05)	(9.95)	(29.30)	(39.25)	100.00	(19.98)%	1.53%		1.11%	289%	18,459
March 31, 2007†††	145.60	1.75	21.75	23.50	(1.05)	(.75)	(1.80)	167.30	16.21%	1.51%		1.12%	389%	184,082
March 31, 2006†††	132.80	1.15	13.67	14.82	—	(2.02)	(2.02)	145.60	11.20%	1.49%		0.82%	1,054%	56,005
March 31, 2005†††	124.35	.80	7.90	8.70	(—) §	(.25)	(.25)	132.80	6.99%	1.47%		0.63%	747%	24,974
Small-Cap Growth Fund A-Class
March 31, 2009	27.43	(.19)	(10.31)	(10.50)	—	—	—	16.93	(38.28)%	1.54%		(0.73)%	1,066%	117
March 31, 2008	32.61	(.13)	(3.72)	(3.85)	—	(1.33)	(1.33)	27.43	(12.27)%	1.52%		(0.40)%	834%	1,938
March 31, 2007	32.25	(.29)	.65	.36	—	—	—	32.61	1.12%	1.56%		(0.93)%	623%	1,408
March 31, 2006	27.96	(.18)	5.27	5.09	—	(.80)	(.80)	32.25	18.41%	1.47%		(0.61)%	1,003%	943
March 31, 2005*	24.43	(.12)	3.90	3.78	—	(.25)	(.25)	27.96	15.49%	1.43%	**	(0.74)% **	983%	76
Small-Cap Growth Fund C-Class
March 31, 2009	26.65	(.32)	(10.01)	(10.33)	—	—	—	16.32	(38.76)%	2.29%		(1.28)%	1,066%	369
March 31, 2008	31.94	(.51)	(3.45)	(3.96)	—	(1.33)	(1.33)	26.65	(12.88)%	2.29%		(1.57)%	834%	1,980
March 31, 2007	31.82	(.58)	.70	.12	—	—	—	31.94	0.38%	2.32%		(1.83)%	623%	7,570
March 31, 2006	27.78	(.47)	5.31	4.84	—	(.80)	(.80)	31.82	17.63%	2.27%		(1.57)%	1,003%	5,972
March 31, 2005	25.33	(.44)	3.14	2.70	—	(.25)	(.25)	27.78	10.68%	2.21%		(1.58)%	983%	2,710
Small-Cap Growth Fund H-Class
March 31, 2009	27.45	(.13)	(10.38)	(10.51)	—	—	—	16.94	(38.29)%	1.56%		(0.55)%	1,066%	9,795
March 31, 2008	32.62	(.26)	(3.58)	(3.84)	—	(1.33)	(1.33)	27.45	(12.23)%	1.53%		(0.79)%	834%	6,259
March 31, 2007	32.27	(.33)	.68	.35	—	—	—	32.62	1.08%	1.53%		(1.05)%	623%	18,171
March 31, 2006	27.97	(.22)	5.32	5.10	—	(.80)	(.80)	32.27	18.44%	1.50%		(0.73)%	1,003%	73,489
March 31, 2005	25.34	(.23)	3.11	2.88	—	(.25)	(.25)	27.97	11.38%	1.46%		(0.84)%	983%	26,145
Mid-Cap Growth Fund A-Class
March 31, 2009	26.65	(.24)	(8.22)	(8.46)	—	—	—	18.19	(31.74)%	1.58%		(0.93)%	1,281%	723
March 31, 2008	30.72	(.27)	(1.42)	(1.69)	—	(2.38)	(2.38)	26.65	(6.26)%	1.52%		(0.88)%	736%	3,863
March 31, 2007	31.94	(.08)	.48	.40	—	(1.62)	(1.62)	30.72	1.36%	1.51%		(0.25)%	537%	2,777
March 31, 2006	26.85	(.17)	5.39	5.22	—	(.13)	(.13)	31.94	19.47%	1.48%		(0.60)%	681%	1,530
March 31, 2005*	23.91	(.09)	3.04	2.95	—	(.01)	(.01)	26.85	12.33%	1.46%	**	(0.58)% **	1,211%	553
Mid-Cap Growth Fund C-Class
March 31, 2009	25.79	(.42)	(7.89)	(8.31)	—	—	—	17.48	(32.22)%	2.32%		(1.72)%	1,281%	3,477
March 31, 2008	30.01	(.50)	(1.34)	(1.84)	—	(2.38)	(2.38)	25.79	(6.92)%	2.28%		(1.69)%	736%	1,426
March 31, 2007	31.47	(.42)	.58	.16	—	(1.62)	(1.62)	30.01	0.60%	2.27%		(1.40)%	537%	5,316
March 31, 2006	26.66	(.42)	5.36	4.94	—	(.13)	(.13)	31.47	18.55%	2.26%		(1.43)%	681%	3,305
March 31, 2005	25.15	(.37)	1.89	1.52	—	(.01)	(.01)	26.66	6.04%	2.21%		(1.43)%	1,211%	2,313
164	|	THE RYDEX SERIES FUNDS ANNUAL REPORT
1

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

										RATIOS TO
										AVERAGE NET ASSETS:
			Net Realized	Net Increase
	NET ASSET	Net	and	(Decrease)	Distributions	Distributions		NET ASSET				Net		Net Assets,
	VALUE,	Investment	Unrealized	in Net Asset	from Net	from Net		VALUE,	Total			Investment	Portfolio	End of
	BEGINNING	Income	Gains (Losses)	Value Resulting	Investment	Realized	Total	END OF	Investment	Total	Net	Income	Turnover	Period (000’s
Year Ended	OF PERIOD	(Loss)†	on Investments	from Operations	Income	Gains	Distributions	PERIOD	Return††	Expenses	Expenses	(Loss)	Rate	omitted)

Mid-Cap Growth Fund H-Class
March 31, 2009	$26.68	$(.22)	$(8.25)	$(8.47)	$—	$—	$—	$18.21	(31.75)%	1.55%	1.55%	(0.95)%	1,281%	$15,591
March 31, 2008	30.75	(.28)	(1.41)	(1.69)	—	(2.38)	(2.38)	26.68	(6.25)%	1.51%	1.51%	(0.92)%	736%	14,158
March 31, 2007	31.95	(.24)	.66	.42	—	(1.62)	(1.62)	30.75	1.42%	1.52%	1.52%	(0.80)%	537%	7,715
March 31, 2006	26.86	(.19)	5.41	5.22	—	(.13)	(.13)	31.95	19.46%	1.50%	1.50%	(0.63)%	681%	48,888
March 31, 2005	25.17	(.17)	1.87	1.70	—	(.01)	(.01)	26.86	6.75%	1.46%	1.46%	(0.66)%	1,211%	23,733
Large-Cap Growth Fund A-Class
March 31, 2009	25.11	(.11)	(9.18)	(9.29)	—	—	—	15.82	(37.00)%	1.53%	1.53%	(0.46)%	573%	2,346
March 31, 2008	27.17	(.15)	(1.52)	(1.67)	—	(.39)	(.39)	25.11	(6.28)%	1.51%	1.51%	(0.53)%	450%	5,443
March 31, 2007	26.11	(.13)	1.19	1.06	—	—	—	27.17	4.06%	1.52%	1.52%	(0.51)%	1,029%	2,675
March 31, 2006	24.48	(.07)	1.72	1.65	—	(.02)	(.02)	26.11	6.76%	1.48%	1.48%	(0.29)%	1,276%	914
March 31, 2005*	23.44	.09	.95	1.04	—	—	—	24.48	4.45%	1.45% **	1.45% **	0.62% **	2,018%	74
Large-Cap Growth Fund C-Class
March 31, 2009	24.35	(.23)	(8.89)	(9.12)	—	—	—	15.23	(37.45)%	2.29%	2.29%	(1.13)%	573%	2,111
March 31, 2008	26.57	(.32)	(1.51)	(1.83)	—	(.39)	(.39)	24.35	(7.02)%	2.27%	2.27%	(1.21)%	450%	4,453
March 31, 2007	25.74	(.37)	1.20	.83	—	—	—	26.57	3.22%	2.28%	2.28%	(1.44)%	1,029%	3,743
March 31, 2006	24.30	(.26)	1.72	1.46	—	(.02)	(.02)	25.74	6.03%	2.23%	2.23%	(1.04)%	1,276%	5,249
March 31, 2005	24.18	(.01)	.13	.12	—	(—) §	(—) §	24.30	0.51%	2.20%	2.20%	(0.06)%	2,018%	19,703
Large-Cap Growth Fund H-Class
March 31, 2009	25.10	(.09)	(9.20)	(9.29)	—	—	—	15.81	(37.01)%	1.53%	1.53%	(0.41)%	573%	12,512
March 31, 2008	27.16	(.17)	(1.50)	(1.67)	—	(.39)	(.39)	25.10	(6.28)%	1.53%	1.53%	(0.62)%	450%	11,937
March 31, 2007	26.11	(.14)	1.19	1.05	—	—	—	27.16	4.02%	1.52%	1.52%	(0.53)%	1,029%	49,087
March 31, 2006	24.49	(.05)	1.69	1.64	—	(.02)	(.02)	26.11	6.71%	1.49%	1.49%	(0.19)%	1,276%	32,258
March 31, 2005	24.18	.37	(.06)	.31	—	(—) §	(—) §	24.49	1.30%	1.47%	1.47%	1.52%	2,018%	11,762
U.S. Government Money Market Fund Investor Class
March 31, 2009	1.00	.01	—	.01	(.01)	—	(.01)	1.00	1.06%	0.95%	0.90%	1.02%	—	1,114,286
March 31, 2008	1.00	.04	—	.04	(.04)	—	(.04)	1.00	3.76%	0.93%	0.93%	3.71%	—	978,584
March 31, 2007	1.00	.04	—	.04	(.04)	—	(.04)	1.00	4.26%	0.92%	0.92%	4.20%	—	982,347
March 31, 2006	1.00	.03	—	.03	(.03)	—	(.03)	1.00	2.79%	0.88%	0.88%	2.74%	—	975,088
March 31, 2005	1.00	.01	—	.01	(.01)	—	(.01)	1.00	0.82%	0.87%	0.87%	0.81%	—	1,196,009
U.S. Government Money Market Fund Advisor Class
March 31, 2009	1.00	.01	—	.01	(.01)	—	(.01)	1.00	0.65%	1.45%	1.26%	0.55%	—	341,425
March 31, 2008	1.00	.03	—	.03	(.03)	—	(.03)	1.00	3.24%	1.43%	1.43%	3.25%	—	159,111
March 31, 2007	1.00	.04	—	.04	(.04)	—	(.04)	1.00	3.75%	1.42%	1.42%	3.70%	—	204,068
March 31, 2006	1.00	.02	—	.02	(.02)	—	(.02)	1.00	2.28%	1.39%	1.39%	2.21%	—	151,828
March 31, 2005	1.00	— §	—	— §	(—) §	—	(—) §	1.00	0.43%	1.38%	1.25%	0.39%	—	245,890
U.S. Government Money Market Fund A-Class
March 31, 2009	1.00	.01	—	.01	(.01)	—	(.01)	1.00	0.85%	1.20%	1.09%	0.74%	—	49,072
March 31, 2008	1.00	.03	—	.03	(.03)	—	(.03)	1.00	3.51%	1.18%	1.18%	3.45%	—	21,174
March 31, 2007	1.00	.04	—	.04	(.04)	—	(.04)	1.00	4.01%	1.17%	1.17%	3.97%	—	18,779
March 31, 2006	1.00	.03	—	.03	(.03)	—	(.03)	1.00	2.51%	1.15%	1.15%	2.66%	—	14,324
March 31, 2005	1.00	.01	—	.01	(.01)	—	(.01)	1.00	0.59%	1.10%	1.10%	0.93%	—	7,335
U.S. Government Money Market Fund C-Class
March 31, 2009	1.00	—	—	—	(—) §	—	(—) §	1.00	0.26%	1.95%	1.70%	0.24%	—	135,384
March 31, 2008	1.00	.03	—	.03	(.03)	—	(.03)	1.00	2.74%	1.93%	1.93%	2.69%	—	121,436
March 31, 2007	1.00	.03	—	.03	(.03)	—	(.03)	1.00	3.24%	1.92%	1.92%	3.20%	—	120,415
March 31, 2006	1.00	.02	—	.02	(.02)	—	(.02)	1.00	1.76%	1.89%	1.89%	1.72%	—	131,045
March 31, 2005	1.00	— §	—	— §	(—) §	—	(—) §	1.00	0.19%	1.87%	1.51%	0.19%	—	155,668
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	165
2

FINANCIAL HIGHLIGHTS (concluded)

*	Since the commencement of operations:

September 1, 2004 — Small-Cap Value Fund A-Class, Mid-Cap Value Fund A-Class, Large-Cap Value Fund A-Class, Small-Cap Growth Fund A-Class, Mid-Cap Growth Fund A-Class, and Large-Cap Growth Fund A-Class;

May 31, 2006 — S&P 500 Fund A-Class, C-Class and H-Class and Russell 2000 ® Fund A-Class, C-Class and H-Class;

April 16, 2007 — High Yield Strategy Fund A-Class, C-Class and H-Class and Inverse High Yield Strategy Fund A-Class, C-Class and H-Class;

February 22, 2008 — Japan 2x Strategy Fund A-Class, C-Class and H-Class.

**	Annualized

†	Calculated using the average daily shares outstanding for the year.

††	Total investment return does not reflect the impact of any applicable sales charges and has not been annualized.

†††	Inverse S&P 500 Strategy Fund — Per share amounts for the years ended March 31, 2005 through March 31, 2007 have been restated to reflect a 1:5 reverse share split effective April 23, 2007; Large-Cap Value Fund — Per share amounts for the years ended March 31, 2005 through March 31, 2009 have been restated to reflect a 1:5 reverse share split effective April 20, 2009 — See Note 13.

◊	Operating Expenses exclude interest and dividend expense from securities sold short.

§	Less than $.01 per share.

§§	Excluding the reimbursement, the Fund’s total return would have been -64.90%, -65.15% and -64.90% for the A-Class, C-Class and H-Class, respectively.

Prior to April 1, 2007, the Nova Fund, Inverse S&P 500 Strategy Fund, Inverse NASDAQ-100 ® Strategy Fund, and Inverse Government Long Bond Strategy Fund operated under a Master-Feeder Structure.

▲	Ratios represent combined net investment income of the former Master Portfolio and the Fund. Ratios shown under the caption “Combined Net Investment Income (Loss)” for the year ended March 31, 2006 and preceding periods did not reflect the net investment income of the former Master Portfolio. This has no effect on the Fund’s net asset value, per share value or total increase (decrease) in net assets from operations during any period.

■	Expense ratios to average net assets include expenses of the corresponding former Master Portfolio for the year ended March 31, 2007 and preceding periods.
166	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1.   Organization and Significant Accounting Policies Organization
The Rydex Series Funds (the “Trust”) is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-ended investment company. The Trust offers five separate classes of shares, Investor Class shares, Advisor Class shares, A-Class shares, C-Class shares, and H-Class shares. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Sales of shares of each Class are made without a sales charge at the NAV, with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge, except for the U.S. Government Money Market Fund. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% CDSC if shares are redeemed within 18 months of purchase.
At March 31, 2009, the Trust consisted of fifty-five separate Funds. This report covers Benchmark Funds and the Money Market Fund (the “Funds”), while the other funds are contained in separate reports.
Rydex Investments provides advisory, transfer agent and administrative services, and accounting services to the Trust. Rydex Distributors, Inc. (the “Distributor”) acts as principal underwriter for the Trust. Both Rydex Investments and the Distributor are affiliated entities.
Significant Accounting Policies
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
A. The Trust calculates a NAV twice each business day, first in the morning and again in the afternoon for the Russell 2000® Fund and the S&P 500 Fund. All other Funds in the Trust will price at the afternoon NAV. The morning NAV is calculated at 10:45 a.m. and the afternoon NAV is calculated at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. The NAV is calculated using the current market value of each Fund’s total assets as of the respective time of calculation. These financial statements are based on the March 31, 2009 afternoon NAV.
Equity securities listed on an exchange (NYSE or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date.
Listed options held by the Trust are valued at the last bid price or the Official Settlement Price listed by the exchange. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-Counter options held by the Trust are valued using the average bid price (for long options), or average ask price (for short options) obtained from one or more security dealers.
The value of futures contracts purchased and sold by the Trust is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the last quoted sales price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.
The U.S. Government Money Market Fund values debt securities at amortized cost pursuant to Rule 2a-7 of the 1940 Act.
Debt securities in a non 2a-7 money market fund with a maturity greater than 60 days are valued at the last traded fill price at the close of business, unless no trades were executed. If there are no trades, securities are valued at the reported bid price, at the close of business. Debt securities, with a maturity of 60 days or less are valued at amortized cost, which approximates market value.
Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.
The value of domestic equity index and credit default swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the index that the swap pertains to at the close of the NYSE. The swap’s market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.
The value of foreign equity and currency index swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that

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NOTES TO FINANCIAL STATEMENTS (continued)

is determined by marking the agreements to the price at which orders are being filled at the close of the NYSE. In the event that no order is filled at 4:00 p.m., the security dealer provides a fair value quote at which the swap agreement is valued. The swap’s market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.
Investments for which market quotations are not readily available are fair valued as determined in good faith by Rydex Investments under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to:(i) general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) other information and considerations, including current values in related markets.
B. Securities transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.
C. Net investment income is computed and dividends are declared daily in the Government Long Bond 1.2x Strategy Fund and the U.S. Government Money Market Fund. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions of net investment income, in the remaining Funds and distributions of net realized capital gains, if any, in all Funds are declared at least annually and recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles.
D. When a Fund engages in a short sale of an equity or fixed income security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account. Fees, if any, paid to brokers to borrow securities in connection with short sales are considered part of the cost of short sale transactions. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the treasury obligation to the lender and records this as an expense. Short dividends or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Funds may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.
E. Upon the purchase of an option by a Fund, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, that Fund will realize a loss in the amount of the cost of the option. When a Fund enters into a closing sale transaction, that Fund will realize a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. When a Fund exercises a put option, that Fund will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When a Fund exercises a call option, the cost of the security purchased by that Fund upon exercise will be increased by the premium originally paid. When a Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if a Fund enters into a closing purchase transaction, that Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).
F. The Trust may enter into stock and bond index futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specified future delivery date and at a specific price. Upon entering into a contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

168	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

G. The Trust may enter into domestic equity index and domestic currency index swap agreements, which are over the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities, equity index or domestic currency index, in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities, equity index or domestic currency index. Swap agreements are used to obtain exposure to an equity or market without owning or taking physical custody of securities. The swap agreements are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.
The Trust may enter into credit default swap agreements where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Upfront payments received or made by a Fund, are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. The credit default contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.
H. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain and loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.
I. The Trust may enter into forward currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the corresponding unrealized gain or loss on the contracts, as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. At March 31, 2009 none of the Funds held forward currency contracts.
J. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity. The Funds may also purchase American Depository Receipts, U.S. Government securities, and enter into repurchase agreements.
K. The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate. Segregated cash with the broker is held as collateral for investments in derivative instruments such as futures contracts and index swap agreements.
L. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the Classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution fees relating to A-Class shares and H-Class shares and service and distribution fees related to Advisor Class shares and C-Class shares, are charged directly to specific Classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.
M. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS (continued)

2.   Financial Instruments
As part of its investment strategy, the Trust may utilize short sales and a variety of derivative instruments including, options, futures, options on futures and swap agreements. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities.
A short sale is a transaction in which a Fund sells an equity or fixed income security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, that Fund will realize gain on the transaction. Conversely, if the security increases in price during the period, that Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.
The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that a Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a covered put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability to perform.
There are several risks in connection with the use of futures contracts. Risks may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
There are several risks associated with the use of swap agreements that are different from those associated with ordinary portfolio securities transactions, due to the fact they could be considered illiquid. Although the Trust will not enter into any swap agreement unless Rydex Investments believes that the other party to the transaction is creditworthy, the Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of the agreement counterparty.
There are several risks associated with credit default swaps. Credit default swaps involve the exchange of a fixed-rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor,” receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. A Fund may enter into credit default swaps in which that Fund or its counterparty acts as guarantor. By acting as the guarantor of a swap, that Fund assumes the market and credit risk of the underlying instrument, including liquidity and loss of value.
In conjunction with the use of short sales, options, futures, options on futures and swap agreements, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes, or the repurchase agreements allocated to each Fund.
The risks inherent in the use of short sales, options, futures contracts, options on futures contracts and swap agreements, include i) adverse changes in the value of such instruments; ii) imperfect correlation between the price of the instruments and movements in the price of the underlying securities, indices, or futures contracts; iii) the possible absence of a liquid secondary market for any particular instrument at any time; and iv) the potential of counterparty default. The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.
3.   Disclosures about Credit Derivatives
Effective March 31, 2009, the Funds adopted Statement of Financial Accounting Standard (“FAS”) 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FAS 133 and FIN 45” (the “Position”), which is effective for reporting periods ending after November 15, 2008. The FSP requires enhanced disclosures about credit derivatives and guarantees.
In accordance with its principal investment strategy, the High Yield Strategy Fund enters into credit default swaps as a seller of protection primarily to gain exposure similar to the high yield bond market. Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. If a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying

170	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

securities compromising the referenced index. The Notional Principal reflects the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs. As the seller of protection, the Fund receives periodic premium payments from the counterparty and may also receive or pay an upfront premium that serves as an adjustment to the stated periodic premium. In the event a credit event occurs, an adjustment will be made to any upfront premiums that were received by a reduction of 1.00% per credit event.
The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The table on page 121 included in the Schedule of Investments summarizes the information with regard to sold protection on credit default swap contracts as of March 31, 2009.
4.   Fees And Other Transactions With Affiliates
Under the terms of an investment advisory contract, the Trust pays Rydex Investments investment advisory fees calculated at an annualized rate of 0.50% of the average daily net assets of the Government Long Bond 1.2x Strategy Fund and U.S. Government Money Market Fund; 0.75% of the average daily net assets of the Nova Fund, S&P 500 Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund, NASDAQ-100® Fund, Russell 2000 ® Fund, Japan 2x Strategy Fund, Small-Cap Value Fund, Mid-Cap Value Fund, Large-Cap Value Fund, Small-Cap Growth Fund, Mid-Cap Growth Fund, and Large-Cap Growth Fund; and 0.90% of the average daily net assets of the remaining Funds covered in this report.
Rydex Investments provides transfer agent and administrative services to the Trust for fees calculated at an annualized rate of 0.20% of the average daily net assets of the Government Long Bond 1.2x Strategy Fund and U.S. Government Money Market Fund; and 0.25% of the average daily net assets for the remaining Funds covered in this report.
Rydex Investments also provides accounting services to the Trust for fees calculated at an annualized rate of 0.10% on the first $250 million of the average daily net assets, 0.075% on the next $250 million of the average daily net assets, 0.05% on the next $250 million of the average daily net assets, and 0.03% on the average daily net assets over $750 million of each Fund.
Rydex Investments engages external service providers to perform other necessary services to the Trust, such as accounting and auditing services, legal services, printing and mailing, etc., on a pass-through basis. Such expenses vary from Fund to Fund and are allocated to the Funds based on relative net assets. Organizational and setup costs for new Funds are paid by the Trust.
The Trust has adopted a Distribution and Shareholder Services Plan applicable to Advisor Class shares and a Distribution Plan applicable to A-Class shares and H-Class shares for which the Distributor and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Trust will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. The Distributor, in turn, will pay the Service Provider out of its fees. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services. With regard to Advisor Class shares only, if a Service Provider provides shareholders services, the Distributor will receive shareholder servicing fees from the Trust at an annual rate not to exceed 0.25% of average daily net assets. The Distributor, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for shareholder services it performs.
The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates the shareholder’s financial advisor for providing on-going services to the shareholder. The annual 0.75% distribution fee reimburses the Distributor for paying the shareholder’s financial advisor an ongoing sales commission. The Distributor advances the first year’s service and distribution fees to the Financial Advisor. The Distributor retains the service and distribution fees on accounts with no authorized dealer of record.
Rydex Investments and its affiliates have voluntarily agreed to waive their fees, including but not limited to 12b-1 and shareholder service fees and investment advisory fees, in an attempt to maintain a positive net yield for the U.S. Government Money Market Fund. Rydex Investments or its affiliates may terminate this voluntary waiver at any time upon notice to the Fund. When 12b-1 and shareholder services fees are waived, dealer compensation will be reduced to the extent of such waiver.

THE RYDEX SERIES FUNDS ANNUAL REPORT	|	171

NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended March 31, 2009, the Distributor retained sales charges of $688,103 relating to sales of A-Class shares of the Trust.
During the year ended March 31, 2009, Rydex Investments reimbursed the Japan 2x Strategy Fund related to losses on amounts receivable from Lehman Brothers Finance S.A. and certain of its affiliates.
Certain officers and trustees of the Trust are also officers of Rydex Investments and the Distributor.
5.   Federal Income Tax Information
The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all net investment income and capital gains to shareholders. Therefore, no Federal income tax provision has been recorded.
Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (fiscal years 2006 – 2009), and has concluded that no provision for income tax was required in the Funds’ financial statements.
Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for derivatives, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, and excise tax regulations.
Permanent book and tax basis differences, if any, will result in reclassifications. This may include net operating losses not utilized during the current period, capital loss carryforward expired, and the utilization of earnings and profits distributed to the shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. These reclassifications have no effect on net assets or net asset values per share. Any undistributed ordinary income or long-term capital gain remaining at fiscal year end is distributed in the following year.
The Funds’ tax basis capital gains and losses are determined only at the end of each fiscal year. Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended March 31, 2009, the following Funds expired or offset net realized capital gains with capital losses from previous years:

Fund	Amount

Nova Fund	$37,911,293
Inverse S&P 500 Strategy Fund	116,699,463
Inverse NASDAQ-100® Strategy Fund	60,215,201
Inverse Mid-Cap Strategy Fund	1,225,836
Inverse Russell 2000® Strategy Fund	10,665,086
Government Long Bond 1.2x Strategy Fund	5,358,506
Inverse Government Long Bond Strategy Fund	1,582,486
Inverse High Yield Strategy Fund	292,718
U.S. Government Money Market Fund	124,003
The tax character of distributions paid during the year ended March 31, 2009, was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions

Nova Fund	$432,003	$—	$432,003
S&P 500 Fund	408,688	—	408,688
Inverse S&P 500 Strategy Fund	3,989,079	—	3,989,079
NASDAQ-100® Fund	—	—	—
Inverse NASDAQ-100® Strategy Fund	695,608	—	695,608
Mid-Cap 1.5x Strategy Fund	—	1,334,272	1,334,272
Inverse Mid-Cap Strategy Fund	39,999	—	39,999
Russell 2000® 1.5x Strategy Fund	—	—	—
Russell 2000® Fund	—	—	—
Inverse Russell 2000® Strategy Fund	330,000	—	330,000
Government Long Bond 1.2x Strategy Fund	1,908,825	—	1,908,825
Inverse Government Long Bond Strategy Fund	—	—	—
High Yield Strategy Fund	3,250,000	—	3,250,000
172	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions

Inverse High Yield Strategy Fund	$939,842	$—	$939,842
Europe 1.25x Strategy Fund	—	—	—
Japan 2x Strategy Fund	3,895	—	3,895
Small-Cap Value Fund	222,000	—	222,000
Mid-Cap Value Fund	—	—	—
Large-Cap Value Fund	2,504,591	—	2,504,591
Small-Cap Growth Fund	—	—	—
Mid-Cap Growth Fund	—	—	—
Large-Cap Growth Fund	—	—	—
U.S. Government Money Market Fund	12,579,007	—	12,579,007
The tax character of distributions paid during the year ended March 31, 2008, was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions

Nova Fund	$4,300,003	$—	$4,300,003
S&P 500 Fund	150,000	—	150,000
Inverse S&P 500 Strategy Fund	12,400,002	—	12,400,002
NASDAQ-100® Fund	—	—	—
Inverse NASDAQ-100® Strategy Fund	3,149,998	—	3,149,998
Mid-Cap 1.5x Strategy Fund	653,518	1,231,995	1,885,513
Inverse Mid-Cap Strategy Fund	419,827	—	419,827
Russell 2000® 1.5x Strategy Fund	105,309	—	105,309
Russell 2000® Fund	34,161	—	34,161
Inverse Russell 2000® Strategy Fund	2,250,001	—	2,250,001
Government Long Bond 1.2x Strategy Fund	2,568,216	—	2,568,216
Inverse Government Long Bond Strategy Fund	15,800,011	—	15,800,011
High Yield Strategy Fund	350,000	—	350,000
Inverse High Yield Strategy Fund	—	—	—
Europe 1.25x Strategy Fund	2,999,004	—	2,999,004
Japan 2x Strategy Fund	—	—	—
Small-Cap Value Fund	54,563	—	54,563
Mid-Cap Value Fund	276,950	—	276,950
Large-Cap Value Fund	4,835,622	—	4,835,622
Small-Cap Growth Fund	418,525	233,443	651,968
Mid-Cap Growth Fund	840,286	227,226	1,067,512
Large-Cap Growth Fund	611,183	221,395	832,578
U.S. Government Money Market Fund	43,732,401	—	43,732,401
The tax character of distributable earnings/(accumulated losses) at March 31, 2009, was as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary	Long-Term	Appreciation	Capital Loss
Fund	Income	Capital Gain	(Depreciation)	Carryforward

Nova Fund	$608,840	$—	$(17,265,552)	$(155,483,327)[1]
S&P 500 Fund	290,128	—	(46,837,759)	(21,239,591)[1]
Inverse S&P 500 Strategy Fund	387,063	—	(21,840,793)	(168,855,659)[1]
NASDAQ-100® Fund	—	—	(43,264,791)	(614,784,964)[1]
Inverse NASDAQ-100® Strategy Fund	—	—	(2,895,213)	(64,369,132)[1]
Mid-Cap 1.5x Strategy Fund	—	—	(4,304,215)	(12,924,888)[1]
Inverse Mid-Cap Strategy Fund	—	—	(323,756)	(4,706,587)[1]
Russell 2000® 1.5x Strategy Fund	—	—	(7,381,149)	(14,184,522)[1]
Russell 2000® Fund	—	—	(5,197,666)	(7,015,307)[1]
Inverse Russell 2000® Strategy Fund	—	—	194,499	(20,933,916)[1]
Government Long Bond 1.2x Strategy Fund	187,944	—	(3,022,299)	(135,502)[1]
Inverse Government Long Bond Strategy Fund	—	—	366,363	(253,719,415)[1]
High Yield Strategy Fund	—	—	(5,157,219)	(9,496,018)[1]
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	173

NOTES TO FINANCIAL STATEMENTS (continued)

	Undistributed	Undistributed	Net Unrealized
	Ordinary	Long-Term	Appreciation	Capital Loss
Fund	Income	Capital Gain	(Depreciation)	Carryforward

Inverse High Yield Strategy Fund	$67,069	$—	$605,483	$—
Europe 1.25x Strategy Fund	—	—	(1,715,830)	(15,191,539)[1]
Japan 2x Strategy Fund	—	—	—	(2,399,878)[1]
Small-Cap Value Fund	34,123	—	(4,548,906)	(13,867,819)[1]
Mid-Cap Value Fund	143,550	—	(2,139,905)	(1,714,006)[1]
Large-Cap Value Fund	509,394	—	(3,798,024)	(3,322,819)[1]
Small-Cap Growth Fund	—	—	(2,428,649)	(5,805,747)[1]
Mid-Cap Growth Fund	—	—	(5,425,251)	(7,826,447)[1]
Large-Cap Growth Fund	—	—	(6,143,072)	(6,035,327)[1]
U.S. Government Money Market Fund	—	—	—	(7,014)[1]
Capital Loss Carryforward amounts may be limited due to Treasury Regulations.

[1]	A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

									Total
	Expires in	Expires in	Expires in	Expires in	Expires in	Expires in	Expires in	Expires in	Capital Loss
Fund	2010	2011	2012	2013	2014	2015	2016	2017	Carryforward

Nova Fund	$(41,531,696)	$(65,514,853)	$—	$—	$—	$—	$—	$(48,436,778)	$(155,483,327)
S&P 500 Fund	—	—	—	—	—	—	—	(21,239,591)	(21,239,591)
Inverse S&P 500 Strategy Fund	—	—	(5,725,764)	(65,527,919)	(37,877,636)	(59,724,340)	—	—	(168,855,659)
NASDAQ-100® Fund	(184,833,850)	(302,251,932)	(60,857,728)	(44,673,639)	—	—	—	(22,167,815)	(614,784,964)
Inverse NASDAQ-100® Strategy Fund	—	—	(19,380,747)	(3,723,075)	(17,351,209)	(15,380,081)	(8,534,020)	—	(64,369,132)
Mid-Cap 1.5x Strategy Fund	—	—	—	—	—	—	—	(12,924,888)	(12,924,888)
Inverse Mid-Cap Strategy Fund	—	—	—	—	—	(3,855,787)	(850,800)	—	(4,706,587)
Russell 2000® 1.5x Strategy Fund	—	—	—	—	—	(101,313)	—	(14,083,209)	(14,184,522)
Russell 2000® Fund	—	—	—	—	—	—	—	(7,015,307)	(7,015,307)
Inverse Russell 2000® Strategy Fund	—	—	—	—	—	(13,474,576)	(7,459,340)	—	(20,933,916)
Government Long Bond 1.2x Strategy Fund	—	—	—	—	—	—	(135,502)	—	(135,502)
Inverse Government Long Bond Strategy Fund	(3,660,853)	—	(16,998,940)	(63,759,468)	(82,212,943)	(60,731,802)	(2,188,094)	(24,167,315)	(253,719,415)
High Yield Strategy Fund	—	—	—	—	—	—	(270,230)	(9,225,788)	(9,496,018)
Europe 1.25x Strategy Fund	—	—	—	—	—	—	—	(15,191,539)	(15,191,539)
Japan 2x Strategy Fund	—	—	—	—	—	—	(108,129)	(2,291,749)	(2,399,878)
Small-Cap Value Fund	—	—	—	—	—	—	(2,493,199)	(11,374,620)	(13,867,819)
Mid-Cap Value Fund	—	—	—	—	—	—	—	(1,714,006)	(1,714,006)
Large-Cap Value Fund	—	—	—	—	—	—	—	(3,322,819)	(3,322,819)
Small-Cap Growth Fund	—	—	—	—	—	—	—	(5,805,747)	(5,805,747)
Mid-Cap Growth Fund	—	—	—	—	—	—	—	(7,826,447)	(7,826,447)
Large-Cap Growth Fund	—	—	—	—	—	—	—	(6,035,327)	(6,035,327)
U.S. Government Money Market Fund	—	—	—	—	(3,736)	(3,278)	—	—	(7,014)
At March 31, 2009, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain (Loss)

Nova Fund	$65,484,052	$1,679,376	$(18,999,877)	$(17,320,501)
S&P 500 Fund	215,654,551	—	(47,211,609)	(47,211,609)
Inverse S&P 500 Strategy Fund	225,295,487	191,329	—	191,329
NASDAQ-100® Fund	453,969,285	41,851,821	(85,340,044)	(43,488,223)
174	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain (Loss)

Inverse NASDAQ-100® Strategy Fund	$33,538,392	$—	$—	$—
Mid-Cap 1.5x Strategy Fund	15,298,795	—	(4,640,489)	(4,640,489)
Inverse Mid-Cap Strategy Fund	7,298,613	—	—	—
Russell 2000® 1.5x Strategy Fund	21,674,914	67,647	(7,570,098)	(7,502,451)
Russell 2000® Fund	28,144,975	—	(5,189,993)	(5,189,993)
Inverse Russell 2000® Strategy Fund	30,645,907	—	—	—
Government Long Bond 1.2x Strategy Fund	69,935,862	—	(3,022,299)	(3,022,299)
Inverse Government Long Bond Strategy Fund	449,696,337	412,569	(46,206)	366,363
High Yield Strategy Fund	217,763,763	—	—	—
Inverse High Yield Strategy Fund	10,901,856	—	—	—
Europe 1.25x Strategy Fund	7,078,153	—	(1,767,281)	(1,767,281)
Japan 2x Strategy Fund	3,331,032	—	—	—
Small-Cap Value Fund	26,937,059	—	(4,548,906)	(4,548,906)
Mid-Cap Value Fund	7,055,071	—	(2,139,905)	(2,139,905)
Large-Cap Value Fund	9,861,538	—	(3,798,024)	(3,798,024)
Small-Cap Growth Fund	12,676,942	—	(2,428,649)	(2,428,649)
Mid-Cap Growth Fund	25,157,104	—	(5,425,251)	(5,425,251)
Large-Cap Growth Fund	23,248,791	—	(6,143,072)	(6,143,072)
U.S. Government Money Market Fund	1,623,809,448	—	—	—
Post-October Losses Deferred
Pursuant to Federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2009, the following amounts of realized capital losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until April 1, 2009:

Fund	Currency	Capital

Nova Fund	$—	$(15,755,261)
S&P 500 Fund	—	(11,236,658)
NASDAQ-100® Fund	—	(23,613,764)
Mid-Cap 1.5x Strategy Fund	—	(6,700,219)
Inverse Mid-Cap Strategy Fund	—	(2,602,612)
Russell 2000® 1.5x Strategy Fund	—	(3,345,890)
Russell 2000® Fund	—	(4,976,709)
Inverse Russell 2000® Strategy Fund	—	(3,061,103)
Inverse Government Long Bond Strategy Fund	—	(118,064,538)
High Yield Strategy Fund	—	(11,667,270)
Inverse High Yield Strategy Fund	—	(469,036)
Europe 1.25x Strategy Fund	(165,064)	(2,042,865)
Japan 2x Strategy Fund	—	(1,709,466)
Small-Cap Value Fund	—	(9,076,879)
Mid-Cap Value Fund	—	(3,447,273)
Large-Cap Value Fund	—	(19,598,354)
Small-Cap Growth Fund	—	(194,314)
Mid-Cap Growth Fund	—	(11,467,345)
Large-Cap Growth Fund	—	(1,781,696)
6.   Repurchase Agreements
The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.
The repurchase agreements executed by the joint account and outstanding at March 31, 2009, were as follows:

Counterparty	Terms of Agreement	Face Value	Market Value	Repurchase Price

Credit Suisse Group	0.15% due 04/01/09	$1,148,344,725	$1,148,344,725	$1,148,349,509
Mizuho Financial Group, Inc.	0.16% due 04/01/09	424,587,235	424,587,235	424,589,122
Morgan Stanley	0.05% due 04/01/09	28,000,000	28,000,000	28,000,039

			$1,600,931,960	$1,600,938,670

THE RYDEX SERIES FUNDS ANNUAL REPORT	|	175

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2009, the collateral for the repurchase agreements in the joint account was as follows:

Security Type	Maturity Dates	Range of Rates	Par Value	Market Value

U.S. Treasury Notes	07/15/10 - 08/15/17	1.13% - 4.75%	$990,145,000	$1,082,422,034
U.S. Treasury Bills	07/30/09 - 09/10/09	—	433,606,900	433,079,078
U.S. Treasury Bond	02/15/38	4.38%	78,470,000	88,892,208
U.S. TIP Note	07/15/14	2.00%	24,573,000	28,560,324

				$1,632,953,644

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.
7.   Fair Value Measurement
Effective April 1, 2008, the Funds adopted FAS 157 Fair Value Measurement which provided enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications.
Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels:
Level 1 — quoted prices in active markets for identical securities.
Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the inputs used to value the Funds’ net assets at March 31, 2009:

		Level 1			Level 2
	Level 1	Other		Level 2	Other
	Investments	Financial		Investments	Financial
Fund	In Securities	Instruments	*	In Securities	Instruments	*	Total

Assets
Nova Fund	$48,163,551	$2,268,376		$—	$54,949		$50,486,876
S&P 500 Fund	168,442,942	—		—	373,850		168,816,792
Inverse S&P 500 Strategy Fund	30,664,995	—		194,821,821	—		225,486,816
NASDAQ-100® Fund	410,481,062	—		—	223,432		410,704,494
Inverse NASDAQ-100® Strategy Fund	33,538,392	12,374		—	—		33,550,766
Mid-Cap 1.5x Strategy Fund	10,658,306	89,938		—	354,176		11,102,420
Inverse Mid-Cap Strategy Fund	7,298,613	—		—	23,516		7,322,129
Russell 2000® 1.5x Strategy Fund	14,172,463	—		—	134,028		14,306,491
Russell 2000® Fund	22,954,982	—		—	2,102		22,957,084
Inverse Russell 2000® Strategy Fund	30,645,907	—		—	220,410		30,866,317
Government Long Bond 1.2x Strategy Fund	66,913,563	1,027,941		—	—		67,941,504
Inverse Government Long Bond Strategy Fund	51,449,028	—		398,613,672	—		450,062,700
High Yield Strategy Fund	217,763,763	498,570		—	—		218,262,333
Inverse High Yield Strategy Fund	10,901,856	—		—	605,483		11,507,339
Europe 1.25x Strategy Fund	5,310,872	—		—	99,258		5,410,130
Japan 2x Strategy Fund	3,331,032	—		—	953,527		4,284,559
Small-Cap Value Fund	22,388,153	—		—	—		22,388,153
176	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

		Level 1			Level 2
	Level 1	Other		Level 2	Other
	Investments	Financial		Investments	Financial
Fund	In Securities	Instruments	*	In Securities	Instruments	*	Total

Assets
Mid-Cap Value Fund	$4,915,166	$—		$—	$—		$4,915,166
Large-Cap Value Fund	6,063,514	—		—	—		6,063,514
Small-Cap Growth Fund	10,248,293	—		—	—		10,248,293
Mid-Cap Growth Fund	19,731,853	—		—	—		19,731,853
Large-Cap Growth Fund	17,105,719	—		—	—		17,105,719
U.S. Government Money Market Fund	487,572,645	—		1,136,236,803	—		1,623,809,448

Liabilities
Nova Fund	—	—		—	—		—
S&P500 Fund	—	222,490		—	—		222,490
Inverse S&P500 Strategy Fund	—	418,021		—	22,032,122		22,450,143
NASDAQ-100® Fund	—	148,814		—	—		148,814
Inverse NASDAQ-100® Strategy Fund	—	—		—	2,895,213		2,895,213
Mid-Cap 1.5x Strategy Fund	—	—		—	17,902		17,902
Inverse Mid-Cap Strategy Fund	—	9,751		—	347,272		357,023
Russell 2000® 1.5x Strategy Fund	—	12,576		—	12,726		25,302
Russell 2000® Fund	—	396,289		—	9,775		406,064
Inverse Russell 2000® Strategy Fund	—	32,259		—	25,911		58,170
Government Long Bond 1.2x Strategy Fund	—	—		—	—		—
Inverse Government Long Bond Strategy Fund	—	18,192,349		—	—		18,192,349
High Yield Strategy Fund	—	—		—	5,157,219		5,157,219
Inverse High Yield Strategy Fund	—	37,077		—	—		37,077
Europe 1.25x Strategy Fund	—	—		—	—		—
Japan 2x Strategy Fund	—	—		—	—		—
Small-Cap Value Fund	—	—		—	—		—
Mid-Cap Value Fund	—	—		—	—		—
Large-Cap Value Fund	—	—		—	—		—
Small-Cap Growth Fund	—	—		—	—		—
Mid-Cap Growth Fund	—	—		—	—		—
Large-Cap Growth Fund	—	—		—	—		—
U.S. Government Money Market Fund	—	—		—	—		—

*	Other financial instruments may include forward foreign currency contracts, futures and/or swaps, which are reported as unrealized gain/loss at period end.
8.   Securities Transactions
For the year ended March 31, 2009, the cost of purchases and proceeds from sales of investment securities, excluding short-term and temporary cash investments, were:

			Inverse		Inverse		Inverse
	Nova	S&P 500	S&P 500	NASDAQ-100®	NASDAQ-100®	Mid-Cap 1.5x	Mid-Cap
	Fund	Fund	Strategy Fund	Fund	Strategy Fund	Strategy Fund	Strategy Fund

Purchases	$111,977,313	$249,785,063	$—	$288,841,251	$—	$29,422,151	$—
Sales	$148,114,558	$140,119,631	$—	$357,647,972	$—	$29,826,229	$—

			Inverse	Government	Inverse
	Russell		Russell 2000®	Long Bond	Government		Inverse
	2000® 1.5x	Russell 2000®	Strategy	1.2x Strategy	Long Bond	High Yield	High Yield
	Strategy Fund	Fund	Fund	Fund	Strategy Fund	Strategy Fund	Strategy Fund

Purchases	$50,819,343	$57,152,998	$17,779,531	$1,110,062,781	$1,187,134,680	$—	$—
Sales	$54,064,719	$44,680,051	$39,945,929	$1,134,449,319	$866,834,024	$—	$—

			Small-Cap	Mid-Cap	Large-Cap	Small-Cap	Mid-Cap
	Europe 1.25x	Japan 2x	Value	Value	Value	Growth	Growth
	Strategy Fund	Strategy Fund	Fund	Fund	Fund	Fund	Fund

Purchases	$32,073,354	$—	$136,468,233	$67,749,355	$280,794,077	$106,298,546	$394,947,708
Sales	$38,467,575	$—	$164,397,950	$68,585,674	$276,565,002	$101,723,617	$375,438,828

	Large-Cap	U.S. Government
	Growth	Money Market
	Fund	Fund

Purchases	$119,906,889	$—
Sales	$117,532,695	$—
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	177

NOTES TO FINANCIAL STATEMENTS (continued)

9.	Share Transactions
The Trust is authorized to issue an unlimited number of shares (no par value). Transactions in shares for the years presented were:

			Purchased through				Net Shares
	Shares Purchased		Dividend Reinvestment		Shares Redeemed		Purchased (Redeemed)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
	2009	2008	2009	2008	2009	2008	2009	2008

Nova Fund
Investor Class	13,957,780	10,763,436	18,122	75,348	(13,974,154)	(11,641,404)	1,748	(802,620)
Advisor Class	3,832,611	2,287,134	4,564	16,569	(3,602,867)	(2,764,194)	234,308	(460,491)
A-Class	1,868,770	486,941	2,421	7,031	(2,010,989)	(547,325)	(139,798)	(53,353)
C-Class	849,660	1,227,847	7,432	27,492	(1,194,431)	(1,509,363)	(337,339)	(254,024)
S&P 500 Fund
A-Class	4,008,263	717,124	1,157	124	(2,237,667)	(701,805)	1,771,753	15,443
C-Class	8,742,411	3,802,327	1,162	787	(8,577,798)	(3,568,990)	165,775	234,124
H-Class	45,822,717	8,954,070	12,067	4,221	(40,024,348)	(6,143,418)	5,810,436	2,814,873
Inverse S&P 500 Strategy Fund
Investor Class	16,676,609	11,985,693	50,442	259,306	(18,288,286)	(45,382,295)	(1,561,235)	(33,137,296)
Advisor Class	2,190,590	1,435,780	5,728	13,737	(2,190,297)	(4,310,762)	6,021	(2,861,245)
A-Class	1,532,101	724,012	4,348	10,606	(1,424,211)	(2,065,981)	112,238	(1,331,363)
C-Class	2,342,583	3,180,263	5,283	34,413	(2,823,949)	(8,351,679)	(476,083)	(5,137,003)
NASDAQ-100® Fund
Investor Class	53,894,562	42,755,463	—	—	(58,410,551)	(44,366,095)	(4,515,989)	(1,610,632)
Advisor Class	11,376,095	11,133,034	—	—	(10,385,688)	(10,611,159)	990,407	521,875
A-Class	838,778	1,224,853	—	—	(969,858)	(1,016,650)	(131,080)	208,203
C-Class	12,513,645	7,582,203	—	—	(12,607,723)	(7,547,831)	(94,078)	34,372
Inverse NASDAQ-100® Strategy Fund
Investor Class	7,845,903	13,266,797	15,809	121,160	(9,331,826)	(15,402,931)	(1,470,114)	(2,014,974)
Advisor Class	162,288	584,179	310	4,466	(323,326)	(945,671)	(160,728)	(357,026)
A-Class	677,075	486,070	3,543	8,211	(672,388)	(599,900)	8,230	(105,619)
C-Class	2,838,716	2,065,870	2,457	20,816	(3,096,091)	(2,577,766)	(254,918)	(491,080)
Mid-Cap 1.5x Strategy Fund
A-Class	153,730	114,194	3,284	2,239	(124,485)	(135,455)	32,529	(19,022)
C-Class	696,274	499,616	22,959	15,201	(755,372)	(671,558)	(36,139)	(156,741)
H-Class	6,762,134	8,197,410	72,774	27,478	(6,368,183)	(8,461,182)	466,725	(236,294)
Inverse Mid-Cap Strategy Fund
A-Class	40,828	42,249	5	323	(55,899)	(32,269)	(15,066)	10,303
C-Class	177,660	603,381	9	366	(211,841)	(586,835)	(34,172)	16,912
H-Class	2,422,094	2,884,473	657	11,489	(3,528,331)	(2,097,722)	(1,105,580)	798,240
Russell 2000® 1.5x Strategy Fund
A-Class	205,364	155,573	—	312	(310,754)	(163,625)	(105,390)	(7,740)
C-Class	657,620	794,721	—	1,065	(770,248)	(956,120)	(112,628)	(160,334)
H-Class	6,191,385	6,640,565	—	1,424	(5,567,927)	(7,309,867)	623,458	(667,878)
Russell 2000® Fund
A-Class	761,966	253,665	—	114	(639,227)	(225,169)	122,739	28,610
C-Class	2,860,982	441,630	—	182	(2,738,477)	(439,576)	122,505	2,236
H-Class	12,915,647	4,122,727	—	924	(11,712,129)	(4,419,348)	1,203,518	(295,697)
178	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

				Purchased through					Net Shares
	Shares Purchased			Dividend Reinvestment			Shares Redeemed		Purchased (Redeemed)

	Year Ended	Year Ended		Year Ended	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,		March 31,	March 31,		March 31,	March 31,	March 31,	March 31,
	2009	2008		2009	2008		2009	2008	2009	2008

Inverse Russell 2000® Strategy Fund
A-Class	223,071	430,239		983	7,114		(350,718)	(545,832)	(126,664)	(108,479)
C-Class	1,639,047	847,999		507	7,889		(1,754,220)	(940,973)	(114,666)	(85,085)
H-Class	3,519,602	6,274,357		2,954	42,668		(3,984,669)	(6,618,998)	(462,113)	(301,973)
Government Long Bond 1.2x Strategy Fund
Investor Class	70,222,148	76,783,346		71,093	119,095		(69,751,014)	(78,150,310)	542,227	(1,247,869)
Advisor Class	46,248,046	16,143,329		34,434	37,347		(47,854,383)	(15,059,265)	(1,571,903)	1,121,411
A-Class	2,180,623	2,480,041		30,651	33,796		(3,130,595)	(1,867,065)	(919,321)	646,772
C-Class	10,362,493	7,398,417		10,619	20,651		(10,502,327)	(8,365,974)	(129,215)	(946,906)
Inverse Government Long Bond Strategy Fund
Investor Class	71,208,967	55,942,835		—	335,286		(65,153,661)	(58,292,241)	6,055,306	(2,014,120)
Advisor Class	35,032,129	8,604,796		—	50,624		(33,834,671)	(9,441,570)	1,197,458	(786,150)
A-Class	5,676,955	1,523,588		—	60,408		(3,758,321)	(2,969,787)	1,918,634	(1,385,791)
C-Class	8,284,450	3,335,250		—	279,343		(6,191,247)	(7,328,114)	2,093,203	(3,713,521)
High Yield Strategy Fund
A-Class	7,450,347	1,930,328	*	52,184	3,634	*	(7,590,171)	(1,500,841)*	(87,640)	433,121 *
C-Class	1,068,221	170,873	*	6,627	119	*	(1,007,804)	(129,479)*	67,044	41,513 *
H-Class	53,732,294	11,912,677	*	119,641	9,814	*	(42,074,924)	(9,274,669)*	11,777,011	2,647,822 *
Inverse High Yield Strategy Fund
A-Class	237,851	350,188	*	206	—	*	(229,380)	(317,552)*	8,677	32,636 *
C-Class	55,188	117,922	*	1,054	—	*	(98,224)	(60,000)*	(41,982)	57,922 *
H-Class	6,462,859	3,107,955	*	14,759	—	*	(6,355,101)	(2,980,758)*	122,517	127,197 *
Europe 1.25x Strategy Fund
A-Class	14,514	481,557		—	3,796		(55,391)	(858,069)	(40,877)	(372,716)
C-Class	5,001,051	6,793,370		—	21,736		(5,197,539)	(6,937,333)	(196,488)	(122,227)
H-Class	6,359,283	16,294,141		—	83,104		(6,766,252)	(17,801,896)	(406,969)	(1,424,651)
Japan 2x Strategy Fund
A-Class	159,701	27,605	**	65	—	**	(151,846)	(2,298)**	7,920	25,307 **
C-Class	1,352,650	44,347	**	16	—	**	(1,263,839)	(34,802)**	88,827	9,545 **
H-Class	4,691,011	528,213	**	274	—	**	(4,174,985)	(319,523)**	516,300	208,690 **
Small-Cap Value Fund
A-Class	96,193	177,319		248	644		(200,264)	(177,608)	(103,823)	355
C-Class	822,870	1,259,064		895	258		(1,304,886)	(778,563)	(481,121)	480,759
H-Class	6,569,449	4,777,161		14,402	999		(6,586,735)	(3,129,747)	(2,884)	1,648,413
Mid-Cap Value Fund
A-Class	65,966	174,959		—	2,215		(152,759)	(212,737)	(86,793)	(35,563)
C-Class	631,011	845,951		—	1,257		(620,858)	(1,042,478)	10,153	(195,270)
H-Class	1,928,186	2,664,509		—	4,679		(1,855,884)	(4,541,599)	72,302	(1,872,411)
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	179

NOTES TO FINANCIAL STATEMENTS (continued)

			Purchased through				Net Shares
	Shares Purchased		Dividend Reinvestment		Shares Redeemed		Purchased (Redeemed)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
	2009	2008	2009	2008	2009	2008	2009	2008

Large-Cap Value Fund†
A-Class	38,296	55,986	493	8,581	(75,764)	(53,853)	(36,975)	10,714
C-Class	288,157	405,089	30,218	12,947	(303,983)	(527,849)	14,392	(109,813)
H-Class	3,472,707	1,874,433	26,885	19,355	(3,556,340)	(2,809,541)	(56,748)	(915,753)
Small-Cap Growth Fund
A-Class	39,374	262,368	—	3,278	(103,117)	(238,178)	(63,743)	27,468
C-Class	1,448,507	2,189,483	—	10,842	(1,500,177)	(2,363,032)	(51,670)	(162,707)
H-Class	3,355,554	3,527,056	—	7,158	(3,005,373)	(3,863,333)	350,181	(329,119)
Mid-Cap Growth Fund
A-Class	258,261	250,895	—	7,273	(363,473)	(203,641)	(105,212)	54,527
C-Class	2,559,586	1,561,001	—	5,107	(2,415,961)	(1,687,976)	143,625	(121,868)
H-Class	16,292,819	7,525,765	—	23,635	(15,967,446)	(7,269,598)	325,373	279,802
Large-Cap Growth Fund
A-Class	387,434	277,830	—	2,193	(455,867)	(161,710)	(68,433)	118,313
C-Class	1,436,891	4,408,801	—	7,740	(1,481,168)	(4,374,533)	(44,277)	42,008
H-Class	5,062,418	7,048,426	—	19,766	(4,746,723)	(8,400,012)	315,695	(1,331,820)
U.S. Government Money Market Fund
Investor Class	14,234,678,742	16,744,764,573	10,640,857	34,409,275	(14,109,618,443)	(16,782,939,166)	135,701,156	(3,765,318)
Advisor Class	5,683,851,096	3,541,832,288	1,238,606	5,026,273	(5,502,840,798)	(3,591,814,815)	182,248,904	(44,956,254)
A-Class	167,289,290	86,075,767	265,875	611,010	(139,658,664)	(84,291,559)	27,896,501	2,395,218
C-Class	1,495,568,434	1,349,987,737	318,248	3,040,004	(1,481,940,632)	(1,352,007,026)	13,946,050	1,020,715

*	Since the inception date: April 16, 2007.

**	Since the inception date: February 22, 2008.

†	Share amounts have been restated to reflect a 1:5 reverse share split effective April 20, 2009.
180	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

10.   Portfolio Securities Loaned
During the year ended March 31, 2009, certain Funds lent their securities to approved brokers to earn additional income. Security lending income shown on the statement of operations is net of rebates paid to borrowers and earnings on cash collateral investments shared with the lending agent. As of March 31, 2009, all Funds had ceased participation in securities lending.
11.   Continued Participation in the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds
U.S. Government Money Market Fund (the “Fund”) has filed a Guarantee Agreement with the United States Department of the Treasury (the “Treasury”) to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). Under the Program, the Treasury will guarantee the share price of shares of the Fund held by shareholders as of September 19, 2008 at $1.00 per share if the Fund’s net asset value per share falls below $0.995 (a “Guarantee Event”) and the Fund liquidates. Recovery under the Program is subject to certain conditions and limitations, including the following:
•	For shareholders of a Fund, the Program provides a guarantee for the lesser of (a) the number of Fund shares owned by the shareholder as of the close of business on September 19, 2008, or (b) the number of Fund shares owned by the shareholder on the date of a Guarantee Event.

•	The total amount of coverage available for all participants in the Program is limited to the amount of funds available under the Federal Exchange Stabilization Fund at the time of a Guarantee Event (currently approximately $50 billion).

•	In order to recover, a Guarantee Event must occur during the term of the Program.
Fund shares acquired by investors after September 19, 2008 that increase the number of Fund shares the investor held as of the close of business of September 19, 2008 are not eligible for protection under the Program. In addition, Fund shares acquired by investors who did not hold Fund shares as of the close of business on September 19, 2008 are not eligible for protection under the Program.
The Fund’s Program will remain in effect through April 30, 2009, after which the Secretary of the Treasury will review the need for, and terms of, the Program. Participation in the initial three months of the Program required a payment to the Treasury in the amount of .01% of the value of all shares outstanding as of September 19, 2008. Continued participation in the Program through April 30, 2009 required an additional payment to the Treasury in the amount of .015% of the value of all shares outstanding as of September 19, 2008, which were both paid by the Fund. The Secretary extended the Program through the close of business of September 18, 2009. The Fund considered not to participate past the April 30, 2009 extension.
12.   New Accounting Pronouncements
In March 2008, the FASB issued FAS 161, “Disclosures about Derivative Instruments and Hedging Activities.” The new requirement is intended to improve disclosures around an entity’s derivatives activity and help investors understand how entities use derivatives, how they are accounted for and how they affect the financial position and operations of that entity. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is evaluating the impact of FAS 161 on its current disclosures.
13.   Subsequent Events
Effective April 20, 2009, the Large-Cap Value Fund underwent a 1-for-5 reverse share split. The effect of this transaction was to divide the number of outstanding shares of the Fund by five, resulting in a corresponding increase in the net asset value per share. The shares outstanding and net asset value per share on the statements of assets and liabilities as of March 31, 2009, the share transactions presented in Note 9 for each of the two years in the period then ended, and the per share data in the financial highlights for each of the five years in the period then ended have been given retroactive effect to reflect these reverse share splits. There were no changes in net assets. results of operations or total return as a result of these transactions.
Effective April 1, 2009, the Small-Cap Value Fund, Mid-Cap Value Fund, Large-Cap Value Fund, Small-Cap Growth Fund, Mid-Cap Growth Fund, and Large-Cap Growth Fund changed their Fund names to the S&P SmallCap 600 Pure Value Fund, S&P MidCap 400 Pure Value Fund, S&P 500 Pure Value Fund, S&P SmallCap 600 Pure Growth Fund, S&P MidCap 400 Pure Growth Fund, and S&P 500 Pure Growth Fund, respectively. The name change will have no impact on the Funds’ investment objectives, tickers and CUSIPS.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	181

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Board of Trustees and Shareholders
of the Rydex Series Funds:
We have audited the accompanying statements of assets and liabilities of Nova Fund, S&P 500 Fund, Inverse S&P 500 Strategy Fund, NASDAQ-100® Fund, Inverse NASDAQ-100® Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 1.5x Strategy Fund, Russell 2000® Fund, Inverse Russell 2000® Strategy Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Small-Cap Value Fund, Mid-Cap Value Fund, Large-Cap Value Fund, Small-Cap Growth Fund, Mid-Cap Growth Fund, Large-Cap Growth Fund, and U.S. Government Money Market Fund (twenty-three of the series constituting the Rydex Series Funds)(the “Funds”), including the schedules of investments, as of March 31, 2009, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years or periods presented in the two-year period then ended, and financial highlights for each of the years or periods presented in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through March 31, 2006 were audited by other auditors, whose report dated May 18, 2006 expressed an unqualified opinion on those financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds at March 31, 2009, and the results of their operations for the year then ended, the changes in their net assets for each of the years or periods presented in the two-year period then ended, and their financial highlights for each of the years or periods presented in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.
McLean, Virginia
May 28, 2009
182	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Tax Information
This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.
Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying

Nova Fund	100.00%
S&P 500 Fund	99.74%
Small-Cap Value Fund	68.55%
Large-Cap Value Fund	19.46%
Additionally, the following amounts of ordinary dividends paid during the same period qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003. This information was included in Form 1099-DIV sent to shareholders for the calendar year ended on December 31, 2008. Information for 2009 will be sent to shareholders in January of 2010.

Fund	% Qualifying

Nova Fund	32.15%
S&P 500 Fund	100.00%
Small-Cap Value Fund	57.91%
Large-Cap Value Fund	66.31%
With respect to the taxable year ended March 31, 2009, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Mid-Cap 1.5x
Strategy
Fund

From long-term capital gains, subject to the 15% rate gains category:	$ 1,334,272
From long-term capital gains, using proceeds from shareholder redemptions:	—
Proxy Voting Information
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.
Quarterly Portfolio Schedules Information
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1-800-820-0888.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	183

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees all Rydex Investments, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 1-800-820-0888.
All Trustees and Officers may be reached c/o Rydex Investments, 9601 Blackwell Rd., Suite 500, Rockville, MD 20850.
TRUSTEES AND OFFICERS

Length of Service
Name, Position and	As Trustee	Number of
Year of Birth	(Year Began)	Funds Over seen
Carl G. Verboncoeur*	Rydex Series Funds – 2004	152
Trustee, President (1952)	Rydex Variable Trust – 2004
Rydex Dynamic Funds – 2004
Rydex ETF Trust – 2004
Principal Occupations During Past Five Years: Treasurer of Rydex Specialized Products, LLC (2005 to 2009) Chief Executive Officer of Rydex Specialized Products, LLC (2005 to 2008); Chief Executive Officer of Rydex Investments and Rydex Distributors, Inc. (2003 to 2009)

Michael P. Byrum*	Rydex Series Funds – 2005	152
Trustee, Vice President	Rydex Variable Trust – 2005
(1970)	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005
Principal Occupations During Past Five Years: Chief Investment Officer of Rydex Investments (2003 to present); Secretary of Rydex Specialized Products, LLC (2005 to 2008); Vice President of Rydex Series Funds (1997 to present); Vice President of Rydex Variable Trust (1998 to present); Vice President of Rydex Dynamic Funds (1999 to present); Vice President of Rydex ETF Trust (2002 to present); President and Trustee of Rydex Capital Partners SPhinX Fund (2003 to 2006); President of Rydex Investments (2004 to present)

INDEPENDENT TRUSTEES

Length of Service
Name, Position and	As Trustee	Number of
Year of Birth	(Year Began)	Funds Over seen
John O. Demaret	Rydex Series Funds – 1997	152
Trustee, Chairman of the	Rydex Variable Trust – 1998
Board (1940)	Rydex Dynamic Funds – 1999
Rydex ETF Trust – 2003
Principal Occupations During Past Five Years: Retired

Corey A. Colehour	Rydex Series Funds – 1993	152
Trustee (1945)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003
Principal Occupations During Past Five Years: Retired (2006 to present); Owner and President of Schield Management Company, registered investment adviser (2005 to 2006); Senior Vice President of Marketing and Co-Owner of Schield Management Company, registered investment adviser (1985 to 2005)

J. Kenneth Dalton	Rydex Series Funds – 1995	152
Trustee (1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Mortgage Banking Consultant and Investor, The Dalton Group
184	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

Length of Service
Name, Position and	As Trustee	Number of
Year of Birth	(Year Began)	Funds Over seen

Werner E. Keller	Rydex Series Funds – 2005	152
Trustee (1940)	Rydex Variable Trust – 2005
Rydex Dynamic Funds – 2005
Rydex ETF Trust – 2005
Principal Occupations During Past Five Years: Retired (2001 to present); Chairman, Centurion Capital Management (1991 to 2001)

Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	152
Trustee (1960)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005
Principal Occupations During Past Five Years: President, Global Trends Investments

Patrick T. McCarville	Rydex Series Funds – 1997	152
Trustee (1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003
Principal Occupations During Past Five Years: Founder and Chief Executive Officer, Par Industries, Inc.

Roger Somers	Rydex Series Funds – 1993	152
Trustee (1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003
Principal Occupations During Past Five Years: Owner, Arrow Limousine

EXECUTIVE OFFICERS

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years
Nick Bonos* Vice President and Treasurer (1963)	Chief Financial Officer of Rydex Specialized Products, LLC (2005 to present); Vice President and Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds, and Rydex ETF Trust (2003 to present); Senior Vice President of Rydex Investments (2003 to present); Vice President and Treasurer of Rydex Capital Partners SPhinX Fund (2003 to 2006)

Joanna M. Haigney* Chief Compliance Officer and Secretary (1966)	Chief Compliance Officer of Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic Funds (2004 to present) Secretary of Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic Funds (2000 to present); Secretary of Rydex ETF Trust (2002 to present); Vice President of Compliance of Rydex Investments (2000 to present); Secretary of Rydex Capital Partners SPhinX Fund (2003 to 2006)

Joseph Arruda* Assistant Treasurer (1966)	Assistant Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds, Rydex ETF Trust (2006 to present); Senior Vice President of Rydex Investments (2008 to present); Vice President of Rydex Investments (2004 to 2008)

Paula Billos* Controller (1974)	Controller of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds, Rydex ETF Trust (2006 to present); Director of Fund Administration of Rydex Investments (2001 to present)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Rydex Investments.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	185

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BANKING FUND
BASIC MATERIALS FUND
BIOTECHNOLOGY FUND
CONSUMER PRODUCTS FUND
ELECTRONICS FUND
ENERGY FUND
MARCH 31, 2009
RYDEX SERIES FUNDS SECTOR FUNDS ANNUAL REPORT
ENERGY SERVICES FUND
FINANCIAL SERVICES FUND
HEALTH CARE FUND
INTERNET FUND
LEISURE FUND
PRECIOUS METALS FUND
RETAILING FUND
TECHNOLOGY FUND
TELECOMMUNICATIONS FUND
TRANSPORTATION FUND
UTILITIES FUND

LETTER TO OUR SHAREHOLDERS	2

ABOUT SHAREHOLDERS’ FUND EXPENSES	4

PERFORMANCE REPORTS AND FUND PROFILES	10

SCHEDULES OF INVESTMENTS	44

STATEMENTS OF ASSETS AND LIABILITIES	64

STATEMENTS OF OPERATIONS	68

STATEMENTS OF CHANGES IN NET ASSETS	72

FINANCIAL HIGHLIGHTS	78

NOTES TO FINANCIAL STATEMENTS	87

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	98

OTHER INFORMATION	99

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	101
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	1

LETTER TO OUR SHAREHOLDERS

DEAR SHAREHOLDERS,
The best thing anyone can say about 2008 is that it is now history. While superlatives like wild, volatile and unprecedented were thrown around on a daily basis since the crisis broke with full force late in the third quarter, there is sufficient evidence indicating that 2009 may continue to warrant such a characterization.
Investors experienced new stock market lows reminiscent of the 1970s, watched as unemployment crept towards new highs and could only sit back and watch as the value of their homes dropped precipitously. On Wall Street, the news was just as grim. The S&P 500® Index fell 37% for the calendar year—second only to 1931. Hiding places were nearly non-existent as what turned out to be a globally correlated bear market provided few safe havens for investors, with the exception of U.S. Treasury securities. The market environment also emphasized the need for investors to look beyond traditional assets. Increasingly, we are beginning to see investors start to embrace alternative investments to not only assist in managing portfolio risk, but potentially enhance returns.
Bear Market Environment Continues
Fears of a prolonged bear market continued to weigh heavily on the minds of investors throughout the fall, as the financial sector collapsed on apprehension about inadequate capital reserves. In less than a month, the shape of the entire financial system was changed forever. The Wall Street model of large, aggressive, risk-taking investment banks was completely swept aside as financial titans such as Merrill Lynch & Co., Morgan Stanley, Goldman Sachs Group, Inc. and Lehman Brothers Holdings, Inc. collapsed, merged with or were reborn as commercial banks. Among other things, September 2008 showed us that the Wall Street formula of highly leveraged balance sheets, coupled with the need to access working capital on a daily basis, proved to be lethal when backed by seemingly worthless assets. In September, we saw a temporary ban on the short-selling of financial stocks and historic government intervention as the U.S. Treasury stepped in to offer temporary money market mutual fund insurance after the Reserve Primary Fund “broke the buck"—causing a massive exodus from money market mutual funds.
As the willingness to lend disappeared, so did Wall Street’s daily lifeline, culminating in what Alan Greenspan called, “A once-in-a-century credit tsunami.” In effectively erasing 13 years of performance gains, the S&P 500 Index bottomed out at 666.79—the lowest level since 1996—before rebounding 20% to end the quarter at 797.87. Yet, for the 12-month period ended 3/31/09, the S&P 500 Index was down 38.09%—similar to the abysmal performance investors endured in the calendar year.
Historic Government Intervention
While the equity markets faltered and the credit markets froze, the government led by the Federal Reserve, the United States Treasury and the Federal Deposit Insurance Corporation (FDIC)—unveiled a colossal amount of policy initiatives with high hopes of jump-starting the economy. The bet being waged by Federal Reserve Chairman Ben Bernanke and Treasury Secretary Tim Geithner is that unleashing a massive amount of stimulus will keep credit flowing and financial markets functioning. Newly sworn-in government officials committed $12 trillion to programs designed to offset credit and subprime mortgage-related issues that were negatively impacting the financial services industry. This historic government intervention kicked into high gear during the fall when Congress established The Emergency Economic Stabilization Act of 2008 (EESA) in an effort to help strengthen the U.S. economy. Primarily, the act authorized the Troubled Assets Relief Program (TARP), which was originally structured to purchase troubled assets from ailing banks but quickly morphed into an effort to recapitalize the banking industry via the Capital Purchase Plan (CPP). The Financial Stability Plan (FSP) outlined by the U.S. Treasury, mandated new rules for additional transparency and accountability of financial institutions. As an objective of the plan, the so-called “stress tests” of financial firms were initiated with
2	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

LETTER TO OUR SHAREHOLDERS (concluded)

an eye toward providing additional capital should the economy worsen. That same week, the U.S. Treasury, in partnership with the Federal Reserve and the FDIC, introduced the Public-Private Investment Fund. The fund, which combines public and private assets, was designed to remove legacy-toxic assets from bank balance sheets.
Dismal Economic Activity
As oil and gas prices fell from highs that topped $147/barrel and more than $4.00/gallon, consumers—who were concerned about job security—stopped spending. Fourth quarter 2008 GDP dropped 5.7% compared to 2007’s activity, putting the breaks on the nation’s engine of economic activity. The manufacturing side of the economy staggered in the face of disappearing demand as witnessed by the big three automakers, who appeared before Congress to ask for taxpayer-funded bailouts simply to stay afloat.
On the employment front, the news was just as grim. According to The Bureau of Labor Statistics, the U.S. unemployment rate hit 8.5% in March (levels not seen since November of 1983) with initial jobless claims jumping to 669,000—the highest recorded level since 1982, according to the Labor Department.
Market Outlook: Moving Forward
So what’s an investor to do? On a positive note, the new administration has rightly made the economy its top priority. In this unprecedented bear market environment, we believe it is more important than ever for investors to keep an eye on their long-term investment goals and utilize this opportunity to rebalance their portfolios and re-assess their risk tolerance. America (and the rest of the world) is experiencing an economic and financial storm many of us haven’t experienced in our lifetimes. Will the tempest blow over? We can only wait and see. However, I do know this—bubble and bear markets have one commonality: fear. In each one, you’ll hear people say that, ”... this time, it’s different...” It’s not. While history cannot predict the future, it suggests that the stock market will eventually revert to its mean.
We appreciate the trust that you have placed in our firm’s quality and integrity by investing with us. It is our goal to continue to offer you a wide variety of investment offerings to help you meet your financial goals.
Sincerely,
Mike Byrum, CFA
President and Chief Investment Officer
Performance displayed represents past performance which is no guarantee of future results. Of course, fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call us at 800. 820. 0888 or visit www.rydexinvestments.com.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2008 and ending March 31, 2009.
The following tables illustrate a Fund’s costs in two ways:
Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”
Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Certain retirement plans such as IRA, SEP, Roth IRA and 403(b) accounts are charged an annual $15 maintenance fee. Upon liquidating a retirement account, a $15 account-closing fee will be taken from the proceeds of the redemption.
The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.
Note that the expenses shown in the table are meant to highlight and help compare ongoing costs only and do not reflect any transactional costs which may be incurred by a Fund.
More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.
4	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

			Beginning	Ending	Expenses
	Expense		Account Value	Account Value	Paid During
	Ratio	†	September 30, 2008	March 31, 2009	Period	*

Table 1. Based on actual Fund return
Banking Fund
Investor Class	1.36%		$1,000.00	$513.40	$5.13
Advisor Class	1.91%		1,000.00	511.00	7.20
A-Class	1.65%		1,000.00	510.90	6.22
C-Class	2.41%		1,000.00	507.80	9.06
Basic Materials Fund
Investor Class	1.36%		1,000.00	734.90	5.88
Advisor Class	1.89%		1,000.00	733.00	8.17
A-Class	1.65%		1,000.00	733.70	7.13
C-Class	2.41%		1,000.00	730.90	10.40
Biotechnology Fund
Investor Class	1.39%		1,000.00	829.20	6.34
Advisor Class	1.89%		1,000.00	827.80	8.61
A-Class	1.64%		1,000.00	828.50	7.48
C-Class	2.39%		1,000.00	824.90	10.87
Consumer Products Fund
Investor Class	1.38%		1,000.00	766.40	6.08
Advisor Class	1.87%		1,000.00	764.90	8.23
A-Class	1.64%		1,000.00	765.50	7.22
C-Class	2.39%		1,000.00	762.60	10.50
Electronics Fund
Investor Class	1.33%		1,000.00	765.20	5.85
Advisor Class	1.81%		1,000.00	764.50	7.96
A-Class	1.60%		1,000.00	764.30	7.04
C-Class	2.32%		1,000.00	762.30	10.19
Energy Fund
Investor Class	1.38%		1,000.00	640.30	5.64
Advisor Class	1.89%		1,000.00	638.80	7.72
A-Class	1.64%		1,000.00	639.40	6.70
C-Class	2.39%		1,000.00	637.20	9.76
Energy Services Fund
Investor Class	1.39%		1,000.00	517.70	5.26
Advisor Class	1.89%		1,000.00	516.40	7.15
A-Class	1.65%		1,000.00	517.00	6.24
C-Class	2.39%		1,000.00	515.20	9.03
Financial Services Fund
Investor Class	1.37%		1,000.00	521.60	5.20
Advisor Class	1.89%		1,000.00	519.50	7.16
A-Class	1.62%		1,000.00	520.50	6.14
C-Class	2.39%		1,000.00	519.40	9.05
Health Care Fund
Investor Class	1.41%		1,000.00	791.00	6.30
Advisor Class	1.87%		1,000.00	788.40	8.34
A-Class	1.63%		1,000.00	789.50	7.27
C-Class	2.36%		1,000.00	786.30	10.51
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

			Beginning	Ending	Expenses
	Expense		Account Value	Account Value	Paid During
	Ratio	†	September 30, 2008	March 31, 2009	Period	*

Internet Fund
Investor Class	1.34%		$1,000.00	$832.40	$6.12
Advisor Class	1.86%		1,000.00	830.20	8.49
A-Class	1.63%		1,000.00	831.30	7.44
C-Class	2.38%		1,000.00	828.90	10.85
Leisure Fund
Investor Class	1.36%		1,000.00	603.00	5.44
Advisor Class	1.90%		1,000.00	601.70	7.59
A-Class	1.65%		1,000.00	602.00	6.59
C-Class	2.39%		1,000.00	600.20	9.53
Precious Metals Fund
Investor Class	1.29%		1,000.00	988.70	6.40
Advisor Class	1.77%		1,000.00	986.20	8.76
A-Class	1.53%		1,000.00	987.70	7.58
C-Class	2.27%		1,000.00	983.70	11.23
Retailing Fund
Investor Class	1.30%		1,000.00	804.90	5.85
Advisor Class	1.88%		1,000.00	803.10	8.45
A-Class	1.64%		1,000.00	804.30	7.38
C-Class	2.38%		1,000.00	800.80	10.69
Technology Fund
Investor Class	1.38%		1,000.00	746.80	6.01
Advisor Class	1.87%		1,000.00	743.10	8.13
A-Class	1.62%		1,000.00	743.70	7.04
C-Class	2.42%		1,000.00	742.20	10.51
Telecommunications Fund
Investor Class	1.47%		1,000.00	760.60	6.45
Advisor Class	1.75%		1,000.00	758.30	7.67
A-Class	1.60%		1,000.00	760.30	7.02
C-Class	2.47%		1,000.00	756.70	10.82
Transportation Fund
Investor Class	1.41%		1,000.00	613.80	5.67
Advisor Class	1.93%		1,000.00	612.70	7.76
A-Class	1.70%		1,000.00	613.40	6.84
C-Class	2.45%		1,000.00	611.30	9.84
Utilities Fund
Investor Class	1.40%		1,000.00	797.80	6.28
Advisor Class	1.91%		1,000.00	796.40	8.55
A-Class	1.67%		1,000.00	797.40	7.48
C-Class	2.42%		1,000.00	794.20	$10.83
6	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

			Beginning	Ending	Expenses
	Expense		Account Value	Account Value	Paid During
	Ratio	†	September 30, 2008	March 31, 2009	Period	*

Table 2. Based on hypothetical 5% return (before expenses)
Banking Fund
Investor Class	1.36%		$1,000.00	$1,018.15	$6.84
Advisor Class	1.91%		1,000.00	1,015.41	9.60
A-Class	1.65%		1,000.00	1,016.70	8.30
C-Class	2.41%		1,000.00	1,012.91	12.09
Basic Materials Fund
Investor Class	1.36%		1,000.00	1,018.15	6.84
Advisor Class	1.89%		1,000.00	1,015.51	9.50
A-Class	1.65%		1,000.00	1,016.70	8.30
C-Class	2.41%		1,000.00	1,012.91	12.09
Biotechnology Fund
Investor Class	1.39%		1,000.00	1,018.00	6.99
Advisor Class	1.89%		1,000.00	1,015.51	9.50
A-Class	1.64%		1,000.00	1,016.75	8.25
C-Class	2.39%		1,000.00	1,013.01	11.99
Consumer Products Fund
Investor Class	1.38%		1,000.00	1,018.05	6.94
Advisor Class	1.87%		1,000.00	1,015.61	9.40
A-Class	1.64%		1,000.00	1,016.75	8.25
C-Class	2.39%		1,000.00	1,013.01	11.99
Electronics Fund
Investor Class	1.33%		1,000.00	1,018.30	6.69
Advisor Class	1.81%		1,000.00	1,015.91	9.10
A-Class	1.60%		1,000.00	1,016.95	8.05
C-Class	2.32%		1,000.00	1,013.36	11.65
Energy Fund
Investor Class	1.38%		1,000.00	1,018.05	6.94
Advisor Class	1.89%		1,000.00	1,015.51	9.50
A-Class	1.64%		1,000.00	1,016.75	8.25
C-Class	2.39%		1,000.00	1,013.01	11.99
Energy Services Fund
Investor Class	1.39%		1,000.00	1,018.00	6.99
Advisor Class	1.89%		1,000.00	1,015.51	9.50
A-Class	1.65%		1,000.00	1,016.70	8.30
C-Class	2.39%		1,000.00	1,013.01	11.99
Financial Services Fund
Investor Class	1.37%		1,000.00	1,018.10	6.89
Advisor Class	1.89%		1,000.00	1,015.51	9.50
A-Class	1.62%		1,000.00	1,016.85	8.15
C-Class	2.39%		1,000.00	1,013.01	11.99
Health Care Fund
Investor Class	1.41%		1,000.00	1,017.90	7.09
Advisor Class	1.87%		1,000.00	1,015.61	9.40
A-Class	1.63%		1,000.00	1,016.80	8.20
C-Class	2.36%		1,000.00	1,013.16	11.85
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense		Account Value	Account Value	Paid During
	Ratio	†	September 30, 2008	March 31, 2009	Period	*

Internet Fund
Investor Class	1.34%		$1,000.00	$1,018.25	$6.74
Advisor Class	1.86%		1,000.00	1,015.66	9.35
A-Class	1.63%		1,000.00	1,016.80	8.20
C-Class	2.38%		1,000.00	1,013.06	11.94
Leisure Fund
Investor Class	1.36%		1,000.00	1,018.15	6.84
Advisor Class	1.90%		1,000.00	1,015.46	9.55
A-Class	1.65%		1,000.00	1,016.70	8.30
C-Class	2.39%		1,000.00	1,013.01	11.99
Precious Metals Fund
Investor Class	1.29%		1,000.00	1,018.50	6.49
Advisor Class	1.77%		1,000.00	1,016.11	8.90
A-Class	1.53%		1,000.00	1,017.30	7.70
C-Class	2.27%		1,000.00	1,013.61	11.40
Retailing Fund
Investor Class	1.30%		1,000.00	1,018.45	6.54
Advisor Class	1.88%		1,000.00	1,015.56	9.45
A-Class	1.64%		1,000.00	1,016.75	8.25
C-Class	2.38%		1,000.00	1,013.06	11.94
Technology Fund
Investor Class	1.38%		1,000.00	1,018.05	6.94
Advisor Class	1.87%		1,000.00	1,015.61	9.40
A-Class	1.62%		1,000.00	1,016.85	8.15
C-Class	2.42%		1,000.00	1,012.86	12.14
Telecommunications Fund
Investor Class	1.47%		1,000.00	1,017.60	7.39
Advisor Class	1.75%		1,000.00	1,016.21	8.80
A-Class	1.60%		1,000.00	1,016.95	8.05
C-Class	2.47%		1,000.00	1,012.62	12.39
Transportation Fund
Investor Class	1.41%		1,000.00	1,017.90	7.09
Advisor Class	1.93%		1,000.00	1,015.31	9.70
A-Class	1.70%		1,000.00	1,016.45	8.55
C-Class	2.45%		1,000.00	1,012.72	12.29
Utilities Fund
Investor Class	1.40%		1,000.00	1,017.95	7.04
Advisor Class	1.91%		1,000.00	1,015.41	9.60
A-Class	1.67%		1,000.00	1,016.60	8.40
C-Class	2.42%		1,000.00	1,012.86	12.14

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by the number of days in the current fiscal year.

†	Annualized
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THE RYDEX SERIES FUNDS ANNUAL REPORT	|	9

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited)

BANKING FUND
OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions.
Inception: April 1, 1998
The subprime debacle and subsequent collapse of the U.S. housing market decimated the banking sector again this year. Rydex Banking Fund Investor Class fell 55.66% compared to the S&P 500 Index, which returned -38.09%. Every industry in the banking sector felt the effects of the continuing global recession. Lehman Brothers Holdings, Inc.’s historic bankruptcy on September 15, 2008 led to a freeze in the banking sector. As financial stocks went into a proverbial free-fall, the Securities and Exchange Commission was forced to place a temporary ban on short sales of financial securities within a week of the Lehman Brothers Holdings, Inc. bankruptcy. In subsequent months, many banks reported additional write-downs of assets tied to the mortgage industry. In September, the government placed Federal Home Loan Mortgage Corp. known as Freddie Mac and Federal National Mortgage Association known as Fannie Mae into a government conservatorship. Needless to say, this would not be the last of the government legislation as much of the banking sector received government-sponsored TARP funds to strengthen their balance sheets and keep their doors open. The sector will continue to be under intense scrutiny and will most likely face additional regulations and have capital requirements going forward. While several banks failed, or were simply taken over, there were a few industry stand-outs held in the portfolio, namely: UnionBanCal Corp., First Horizon National Corporation, People’s United Financial Inc. and Ocwen Financial Corp. The worst-performing holdings for the period included HSBC Holdings PLC, Bank of America Corp., Wells Fargo & Co., Barclays PLC and UBS AG.

Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

Investor Class	April 1, 1998
Advisor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001

Ten Largest Holdings
(% of Total Net Assets)

Credit Suisse Group AG — SP ADR	5.0%
JPMorgan Chase & Co.	4.5%
Bank of America Corp.	4.3%
Wells Fargo & Co.	4.3%
Barclays PLC — SP ADR	4.2%
U.S. Bancorp	4.2%
HSBC Holdings PLC — SP ADR	3.2%
UBS AG — SP ADR	3.1%
PNC Financial Services Group, Inc.	2.6%
BB&T Corp.	2.2%

Top Ten Total	37.6%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

10	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

BANKING FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.

††	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	Investor Class			Advisor Class
	(04/01/98)			(04/01/98)
	ONE	FIVE	TEN	ONE	FIVE	TEN
	YEAR	YEAR	YEAR	YEAR	YEAR	YEAR
BANKING FUND	-55.66%	-19.12%	-8.00%	-55.70%	-19.58%	-8.57%
S&P 500 INDEX	-38.09%	-4.76%	-3.00%	-38.09%	-4.76%	-3.00%
S&P 500 FINANCIALS INDEX	-62.99%	-19.01%	-7.60%	-62.99%	-19.01%	-7.60%

	A-Class				C-Class
	(09/01/04)				(03/30/01)
	ONE	ONE	SINCE	SINCE	ONE	ONE	FIVE	SINCE
	YEAR	YEAR*	INCEPTION	INCEPTION*	YEAR	YEAR**	YEAR	INCEPTION
BANKING FUND	-55.77%	-57.87%	-21.38%	-22.21%	-55.64%	-56.08%	-20.07%	-10.31%
S&P 500 INDEX	-38.09%	-38.09%	-4.97%	-4.97%	-38.09%	-38.09%	-4.76%	-2.77%
S&P 500 FINANCIALS INDEX	-62.99%	-62.99%	-20.26%	-20.26%	-62.99%	-62.99%	-19.01%	-10.49%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a contingent deferred sales charge (“CDSC”) of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Financials Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structure.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	11

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

BASIC MATERIALS FUND
OBJECTIVE: Seeks capital appreciation by investing in companies engaged in the mining manufacture or sale of basis materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials.
Inception: April 1, 1998
For the one-year period ended March 31, 2009, Rydex Basic Materials Fund Investor Class returned -44.54% compared to the S&P 500 Index, which returned -38.09%. The basic materials sector was hit hard by the global economic recession as housing, construction and auto sales came to a halt. One bright spot for the industry remained gold stocks, which traded at historic highs throughout the year, as gold was perceived to be an inflation hedge as well as one of the few safe havens where investors could hide. The top-performing holdings were AngloGold Ashanti Ltd., Rohm and Haas Co., IAMGOLD Corp., Gold Fields Ltd. and Newmont Mining Corp. The worst-performing holdings included ArcelorMittal, Dow Chemical Co., Rio Tinto PLC, Alcoa Inc. and E.I. du Pont de Nemours and Co.

Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

Investor Class	April 1, 1998
Advisor Class	April 14, 1998
A-Class	September 1, 2004
C-Class	May 3, 2001

Ten Largest Holdings
(% of Total Net Assets)

BHP Billiton Ltd. — SP ADR	4.5%
Rio Tinto PLC — SP ADR	3.4%
Monsanto Co.	3.4%
Cia Vale do Rio Doce — SP ADR	3.2%
Goldcorp, Inc.	2.6%
Potash Corporation of Saskatchewan	2.5%
Barrick Gold Corp.	2.5%
ArcelorMittal	2.4%
Praxair, Inc.	2.4%
Freeport-McMoRan Copper & Gold, Inc.	2.3%

Top Ten Total	29.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

12	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

BASIC MATERIALS FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.

††	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	Investor Class			Advisor Class
	(04/01/98)			(04/14/98)
	ONE	FIVE	TEN	ONE	FIVE	TEN
	YEAR	YEAR	YEAR	YEAR	YEAR	YEAR
BASIC MATERIALS FUND	-44.54%	2.24%	2.23%	-44.83%	1.72%	1.76%
S&P 500 INDEX	-38.09%	-4.76%	-3.00%	-38.09%	-4.76%	-3.00%
S&P 500 MATERIALS INDEX	-45.11%	-1.30%	2.63%	-45.11%	-1.30%	2.63%

	A-Class				C-Class
	(09/01/04)				(05/03/01)
	ONE	ONE	SINCE	SINCE	ONE	ONE	FIVE	SINCE
	YEAR	YEAR*	INCEPTION	INCEPTION*	YEAR	YEAR**	YEAR	INCEPTION
BASIC MATERIALS FUND	-44.71%	-47.34%	1.33%	0.26%	-45.11%	-45.66%	1.23%	1.85%
S&P 500 INDEX	-38.09%	-38.09%	-4.97%	-4.97%	-38.09%	-38.09%	-4.76%	-3.72%
S&P 500 MATERIALS INDEX	-45.11%	-45.11%	-1.95%	-1.95%	-45.11%	-45.11%	-1.30%	2.15%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Materials Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structure.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	13

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

BIOTECHNOLOGY FUND
OBJECTIVE: Seeks capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or other biological engineering, and in the design, manufacture or sale of related biotechnology products or services.
Inception: April 1, 1998
For the one-year period ended March 31, 2009, Rydex Biotechnology Fund Investor Class returned -9.95% compared to the S&P 500 Index, which returned -38.09%. Biotechnology remained one of the strongest performing sectors over the past year, helped by a wave of consolidation and mergers and acquisition activity. However, the industry was not immune to the global economic crisis as critical research and development budgets continued to get cut as the credit freeze continued to limit leading biotech companies’ ability to raise new capital. The best-performing stocks in the Fund were Genentech, Millennium Pharmaceuticals, CV Therapeutics Inc., ImClone Systems and Amgen, Inc. The worst-performing stocks in the Fund included BioMarin Pharmaceutical, Inc., Celgene Corp., Genzyme Corp., Human Genome Sciences, Inc. and Amylin Pharmaceuticals, Inc.

Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

Investor Class	April 1, 1998
Advisor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001

Ten Largest Holdings
(% of Total Net Assets)

Amgen, Inc.	11.1%
Gilead Sciences, Inc.	10.1%
Celgene Corp.	6.6%
Biogen Idec, Inc.	6.4%
Genzyme Corp.	5.9%
Myriad Genetics, Inc.	3.6%
Cephalon, Inc.	3.2%
Vertex Pharmaceuticals, Inc.	3.1%
Alexion Pharmaceuticals, Inc.	2.8%
OSI Pharmaceuticals, Inc.	2.4%

Top Ten Total	55.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

14	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

BIOTECHNOLOGY FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.

††	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	Investor Class			Advisor Class
	(04/01/98)			(04/01/98)
	ONE	FIVE	TEN	ONE	FIVE	TEN
	YEAR	YEAR	YEAR	YEAR	YEAR	YEAR
BIOTECHNOLOGY FUND	-9.95%	-1.19%	4.25%	-10.40%	-1.66%	3.76%
S&P 500 INDEX	-38.09%	-4.76%	-3.00%	-38.09%	-4.76%	-3.00%
S&P 500 HEALTH CARE INDEX	-19.74%	-2.26%	-1.41%	-19.74%	-2.26%	-1.41%

	A-Class				C-Class
	(09/01/04)				(03/30/01)
	ONE	ONE	SINCE	SINCE	ONE	ONE	FIVE	SINCE
	YEAR	YEAR*	INCEPTION	INCEPTION*	YEAR	YEAR**	YEAR	INCEPTION
BIOTECHNOLOGY FUND	-10.18%	-14.45%	0.68%	-0.39%	-10.78%	-11.67%	-2.16%	-2.38%
S&P 500 INDEX	-38.09%	-38.09%	-4.97%	-4.97%	-38.09%	-38.09%	-4.76%	-2.77%
S&P 500 HEALTH CARE INDEX	-19.74%	-19.74%	-2.29%	-2.29%	-19.74%	-19.74%	-2.26%	-1.92%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structure.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	15

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

CONSUMER PRODUCTS FUND
OBJECTIVE: Seeks capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally.
Inception: July 6, 1998
For the one-year period ended March 31, 2009, Rydex Consumer Products Fund Investor Class returned -26.96% as compared to the S&P 500 Index, which returned -38.09%. The consumer products sector fared better than most of the broader markets due to the fact that the demand for consumer staples remained fairly consistent throughout the year. Several high profile mergers and acquisition occurred this year as large American icons such as Anheuser-Busch Co., WM. Wrigley Jr. and UST were bought out. The best-performing stocks in the Fund included Anheuser-Busch Co., WM. Wrigley Jr., UST, Hansen Natural Corp. and American Italian Pasta Co. The worst-performing stocks in the Fund included Proctor & Gamble Co., Unilever NV, Pepsico, Inc. and Coca-Cola Co..

Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

Investor Class	July 6, 1998
Advisor Class	August 17, 1998
A-Class	September 1, 2004
C-Class	July 24, 2001

Ten Largest Holdings
(% of Total Net Assets)

Procter & Gamble Co.	7.3%
Coca-Cola Co.	6.7%
PepsiCo, Inc.	6.0%
Philip Morris International, Inc.	5.4%
Altria Group, Inc.	3.8%
Unilever NV	3.6%
Colgate-Palmolive Co.	3.5%
Kraft Foods, Inc.	3.4%
Diageo PLC — SP ADR	3.3%
Archer-Daniels-Midland Co.	2.8%

Top Ten Total	45.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

16	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

CONSUMER PRODUCTS FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.

††	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	Investor Class					Advisor Class
	(07/06/98)					(08/17/98)
	ONE	FIVE	TEN			ONE	FIVE	TEN
	YEAR	YEAR	YEAR			YEAR	YEAR	YEAR

CONSUMER PRODUCTS FUND	-26.96%	-1.01%	-0.19%			-27.29%	-1.50%	-0.67%
S&P 500 INDEX	-38.09%	-4.76%	-3.00%			-38.09%	-4.76%	-3.00%
S&P 500 CONSUMER STAPLES INDEX	-22.64%	1.01%	1.83%			-22.64%	1.01%	1.83%

	A-Class				C-Class
	(09/01/04)				(07/24/01)
	ONE	ONE	SINCE	SINCE	ONE	ONE	FIVE	SINCE
	YEAR	YEAR*	INCEPTION	INCEPTION*	YEAR	YEAR**	YEAR	INCEPTION

CONSUMER PRODUCTS FUND	-27.14%	-30.60%	-0.96%	-2.01%	-27.67%	-28.39%	-2.02%	2.04%
S&P 500 INDEX	-38.09%	-38.09%	-4.97%	-4.97%	-38.09%	-38.09%	-4.76%	-3.06%
S&P 500 CONSUMER STAPLES INDEX	-22.64%	-22.64%	1.65%	1.65%	-22.64%	-22.64%	1.01%	3.12%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Consumer Staples Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structure.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	17

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

ELECTRONICS FUND
OBJECTIVE: Seeks capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributions, and makers and vendors of other electronic components and devices.
Inception: April 1, 1998
For the one-year period ended March 31, 2009, Rydex Electronics Fund Investor Class returned -34.89% as compared to the S&P 500 Index, which returned -38.09%. The electronics sector consists primarily of one industry group—semiconductors and semiconductor equipment—which lost 32.82% this year. Needless to say, the electronics industry was hit hard from reduced consumer spending, as the economy slipped into a recession. Increased competition from new and existing competitors entering the electronic market decreased operating and profit margins across the industry. Also, changing consumer demand as well as the industry’s rapid development of new technologies created shorter and shorter product life cycles. In order to effectively compete in the marketplace, companies are forced to maintain large research and development programs which in turn affect their bottom line. The best-performing holdings included Broadcom Corp., Taiwan Semiconductor Manufacturing Company Ltd., Cypress Semiconductor, Skyworks Solutions, Inc. and PMC-Sierra, Inc. The worst-performing included Infineon Technologies AG, MEMC Electronic Materials, Inc., Applied Materials, Inc., STMicroelectronics NV and Texas Instruments, Inc.

Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

Investor Class	April 1, 1998
Advisor Class	April 2, 1998
A-Class	September 1, 2004
C-Class	March 26, 2001

Ten Largest Holdings
(% of Total Net Assets)

Intel Corp.	11.1%
Taiwan Semiconductor
Manufacturing Company Ltd. — SP ADR	8.4%
Texas Instruments, Inc.	5.6%
Applied Materials, Inc.	4.5%
Broadcom Corp. — Class A	3.7%
ASML Holding NV	3.2%
Marvell Technology Group Ltd.	3.1%
NVIDIA Corp.	2.9%
Xilinx, Inc.	2.8%
Altera Corp.	2.7%

Top Ten Total	48.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

18	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

ELECTRONICS FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.

††	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	Investor Class					Advisor Class
	(04/01/98)					(04/02/98)
	ONE	FIVE	TEN			ONE	FIVE	TEN
	YEAR	YEAR	YEAR			YEAR	YEAR	YEAR

ELECTRONICS FUND	-34.89%	-13.38%	-7.27%			-35.15%	-13.79%	-7.73%
S&P 500 INDEX	-38.09%	-4.76%	-3.00%			-38.09%	-4.76%	-3.00%
S&P 500 INFORMATION TECHNOLOGY INDEX	-30.07%	-4.49%	-6.73%			-30.07%	-4.49%	-6.73%

	A-Class				C-Class
	(09/01/04)				(03/26/01)
	ONE	ONE	SINCE	SINCE	ONE	ONE	FIVE	SINCE
	YEAR	YEAR*	INCEPTION	INCEPTION*	YEAR	YEAR**	YEAR	INCEPTION

ELECTRONICS FUND	-35.13%	-38.21%	-8.11%	-9.08%	-35.39%	-36.04%	-14.16%	-13.13%
S&P 500 INDEX	-38.09%	-38.09%	-4.97%	-4.97%	-38.09%	-38.09%	-4.76%	-2.69%
S&P 500 INFORMATION TECHNOLOGY INDEX	-30.07%	-30.07%	-2.81%	-2.81%	-30.07%	-30.07%	-4.49%	-5.03%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structure.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	19

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

ENERGY FUND
OBJECTIVE: Seeks capital appreciation by investing in companies involved in the energy field, including the exploration, production and development of oil, gas, coal and alternative sources of energy.
Inception: April 21, 1998
For the one-year period ended March 31, 2009, Rydex Energy Fund Investor Class returned -46.01% as compared to the S&P 500 Index, which returned -38.09%. The industry saw a tumultuous year in which oil prices soared to new highs of $147/barrel in July 2008, only to come crashing down to $32/barrel by December. By mid-March 2009, the price of oil stabilized at $50/barrel. The drop in oil prices was a direct result of reduced demand as the global economy slipped into a recession, which then forced OPEC to dramatically cut its oil production to help stabilize the price of oil. Natural gas, gasoline and heating oil prices also fell throughout the year—in line with declining oil prices. This plummet in oil prices negatively impacted the entire energy sector, which consists of two industry groups—energy equipment and services (down more than half for the year) and oil, gas and consumable fuels. Despite the doom and gloom in the sector, a few stocks managed to end 2008 in the black. The best-performing holdings included Concho Resources, Inc., Petrohawk Energy Corp., Grant Prideco, CNX Gas Corp. and Noble Energy, Inc. The worst-performing stocks in the Fund were Schlumberger Ltd., ConocoPhillips, Devon Energy Corp., Transocean Ltd. and Halliburton Co.

Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

Investor Class	April 21, 1998
Advisor Class	May 5, 1998
A-Class	September 1, 2004
C-Class	April 19, 2001

Ten Largest Holdings
(% of Total Net Assets)

Exxon Mobil Corp.	8.0%
Chevron Corp.	5.2%
BP PLC — SP ADR	5.0%
Petroleo Brasileiro SA	4.5%
Royal Dutch Shell PLC — SP ADR	3.8%
Schlumberger Ltd.	3.2%
ConocoPhillips	3.1%
Occidental Petroleum Corp.	3.1%
Canadian Natural Resources Ltd.	2.2%
Transocean Ltd.	2.1%

Top Ten Total	40.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

20	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

ENERGY FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.

††	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	Investor Class					Advisor Class
	(04/21/98)					(05/05/98)
	ONE	FIVE	TEN			ONE	FIVE	TEN
	YEAR	YEAR	YEAR			YEAR	YEAR	YEAR

ENERGY FUND	-46.01%	5.73%	5.93%			-46.29%	5.17%	5.40%
S&P 500 INDEX	-38.09%	-4.76%	-3.00%			-38.09%	-4.76%	-3.00%
S&P 500 ENERGY INDEX	-37.94%	9.57%	8.00%			-37.94%	9.57%	8.00%

	A-Class				C-Class
	(09/01/04)				(04/19/01)

	ONE	ONE	SINCE	SINCE	ONE	ONE	FIVE	SINCE
	YEAR	YEAR*	INCEPTION	INCEPTION*	YEAR	YEAR**	YEAR	INCEPTION

ENERGY FUND	-46.15%	-48.71%	3.84%	2.73%	-46.55%	-47.08%	4.67%	2.80%
S&P 500 INDEX	-38.09%	-38.09%	-4.97%	-4.97%	-38.09%	-38.09%	-4.76%	-3.74%
S&P 500 ENERGY INDEX	-37.94%	-37.94%	7.88%	7.88%	-37.94%	-37.94%	9.57%	7.01%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Energy Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structure.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	21

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

ENERGY SERVICES FUND
OBJECTIVE: Seeks capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal and gas exploration and production.
Inception: April 1, 1998
For the one-year period ended March 31, 2009, Rydex Energy Services Fund Investor Class returned -56.81% as compared to the S&P 500 Index, which returned -38.09%. It was a tumultuous year for the energy services industry. Oil prices soared to new highs of $147/barrel in July 2008, only to come crashing down to $32/barrel by December. By mid-March 2009, the price of oil stabilized at $50/barrel. The drop in oil prices was a result of two industry-wide factors. First, there was reduced demand as the global economy slipped into a recession, forcing OPEC to dramatically cut its oil production to help stabilize the price of oil. Thus, margins suffered as customers reduced their operations and requested concessions. Second, new natural gas and mining technology broadened supply and further drove down prices in the industry. Despite the turbulence seen throughout the sector, a few stocks in the Fund managed to end 2008 in positive territory, namely: Grant Prideco, Inc., W-H Energy Services, Inc., Bristow Group, Inc., John Bean Technologies Corp. and Cal Dive International, Inc. The worst-performing stocks in the Fund included, Schlumberger Ltd., Transocean Ltd., Weatherford International Ltd., Halliburton Co. and Smith International, Inc.

Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

Investor Class	April 1, 1998
Advisor Class	April 2, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001

Ten Largest Holdings
(% of Total Net Assets)

Schlumberger Ltd.	10.8%
Transocean Ltd.	7.0%
National-Oilwell Varco, Inc.	5.7%
Halliburton Co.	5.4%
Tenaris SA — SP ADR	5.3%
Diamond Offshore Drilling, Inc.	4.6%
Baker Hughes, Inc.	4.4%
Weatherford International Ltd.	4.3%
Noble Corp.	3.7%
Cameron International Corp.	3.3%

Top Ten Total	54.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

22	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

ENERGY SERVICES FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.

††	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	Investor Class					Advisor Class
	(04/01/98)					(04/02/98)
	ONE	FIVE	TEN			ONE	FIVE	TEN
	YEAR	YEAR	YEAR			YEAR	YEAR	YEAR

ENERGY SERVICES FUND	-56.81%	2.89%	3.33%			-57.02%	2.39%	2.83%
S&P 500 INDEX	-38.09%	-4.76%	-3.00%			-38.09%	-4.76%	-3.00%
S&P 500 ENERGY INDEX	-37.94%	9.57%	8.00%			-37.94%	9.57%	8.00%

	A-Class				C-Class
	(09/01/04)				(03/30/01)
	ONE	ONE	SINCE	SINCE	ONE	ONE	FIVE	SINCE
	YEAR	YEAR*	INCEPTION	INCEPTION*	YEAR	YEAR**	YEAR	INCEPTION

ENERGY SERVICES FUND	-56.90%	-58.95%	0.88%	-0.19%	-57.23%	-56.67%	1.89%	-2.02%
S&P 500 INDEX	-38.09%	-38.09%	-4.97%	-4.97%	-38.09%	-38.09%	-4.76%	-2.77%
S&P 500 ENERGY INDEX	-37.94%	-37.94%	7.88%	7.88%	-37.94%	-37.94%	9.57%	7.43%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Energy Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structure.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	23

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

FINANCIAL SERVICES FUND
OBJECTIVE: Seeks capital appreciation by investing in companies that are involved in the financial services sector.
Inception: April 2, 1998
The subprime debacle and subsequent collapse of the U.S. housing market decimated the financial sector again this year. For the one-year period ended March 31, 2009, Rydex Financial Services Fund Investor Class returned -54.76% as compared to the S&P 500 Index, which returned -38.09%. Lehman Brothers Holdings, Inc.’s historic bankruptcy on September 15, 2008 led to a freeze in the banking sector. Also in September, Bank of America acquired troubled Merrill Lynch & Company, Inc. As financial stocks went into a proverbial free-fall, the Securities and Exchange Commission was forced to place a temporary ban on short sales of financial securities within a week of the Lehman bankruptcy. Many banks reported additional write-downs of assets tied to the mortgage industry. On September 7, the government stepped in and placed Freddie Mac and Fannie Mae into government conservatorship in an attempt to save two of the largest mortgage lenders in the United States. Needless to say, this would not be the last of the legislation. Much of the banking sector received government-sponsored TARP funds to strengthen their balance sheets and keep their doors open.
The sector will continue to be under intense scrutiny and will most likely face additional regulations and capital requirement going forward. While several banks failed, or were simply taken over, there were a few industry stand-outs held in the Fund, namely, Fidelity National Financial, Inc., Northern Trust Corp., UnionBanCal Corp., Philadelphia Consolidated Holding Corp. and Greenhill & Company, Inc. The worst-performing stocks in the Fund for the period included HSBC Holdings PLC, Bank of America Corp., Citigroup, Wells Fargo & Co. and American International Group, Inc.

Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

Investor Class	April 2, 1998
Advisor Class	April 6, 1998
A-Class	September 1, 2004
C-Class	April 19, 2001

Ten Largest Holdings
(% of Total Net Assets)

JPMorgan Chase & Co.	3.2%
Goldman Sachs Group, Inc.	2.6%
Wells Fargo & Co.	2.2%
HSBC Holdings PLC — SP ADR	2.2%
Bank of America Corp.	2.1%
Credit Suisse Group AG — SP ADR	1.9%
Bank of New York Mellon Corp.	1.9%
Barclays PLC — SP ADR	1.7%
U.S. Bancorp	1.6%
Morgan Stanley	1.6%

Top Ten Total	21.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

24	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

FINANCIAL SERVICES FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.

††	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

		Investor Class			Advisor Class
		(04/02/98)			(04/06/98)

	ONE	FIVE	TEN	ONE	FIVE	TEN
	YEAR	YEAR	YEAR	YEAR	YEAR	YEAR

FINANCIAL SERVICES FUND	-54.76%	-15.51%	-6.95%	-55.06%	-15.97%	-7.33%
S&P 500 INDEX	-38.09%	-4.76%	-3.00%	-38.09%	-4.76%	-3.00%
S&P 500 FINANCIALS INDEX	-62.99%	-19.01%	-7.60%	-62.99%	-19.01%	-7.60%

			A-Class			C-Class
			(09/01/04)			(04/19/01)

	ONE	ONE	SINCE	SINCE	ONE	ONE	FIVE	SINCE
	YEAR	YEAR*	INCEPTION	INCEPTION*	YEAR	YEAR**	YEAR	INCEPTION

FINANCIAL SERVICES FUND	-54.92%	-57.06%	-16.87%	-17.76%	-55.16%	-55.61%	-16.39%	-10.06%
S&P 500 INDEX	-38.09%	-38.09%	-4.97%	-4.97%	-38.09%	-38.09%	-4.76%	-3.74%
S&P 500 FINANCIALS INDEX	-62.99%	-62.99%	-20.26%	-20.26%	-62.99%	-62.99%	-19.01%	-11.12%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Financials Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structure.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	25

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

HEALTH CARE FUND
Objective: Seeks capital appreciation by investing in companies that are involved in the health care industry.
Inception: April 17, 1998
The health care industry was the lone bright spot and performed significantly better than the broad markets this year. For the one-year period ending March 31, 2009, Rydex Health Care Fund Investor Class returned -21.57% as compared to the S&P 500 Index, which returned -38.09%. While health care costs continue to rise well above inflationary levels, the industry remains cautious about any Universal Health Care Plan that might come out of Washington under the new administration. Companies that maintained large cash holdings were in a better position to maintain or increase their research and development budgets—the blood line to success in the health care and biotech field. The Fund’s best-performing holdings included Schering-Plough Corp., Genentech, Inc., Wyeth, Bristol-Myers Squibb Co. and Millennium Pharmaceuticals. The Fund’s worst-performing holdings included Medtronic, Inc., Pfizer, Inc., Novartis AG, Stryker Corp. and Intuitive Surgical, Inc.

Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

Investor Class	April 17, 1998
Advisor Class	May 11, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001

Ten Largest Holdings
(% of Total Net Assets)

Johnson & Johnson, Inc.	4.5%
Novartis AG — SP ADR	3.6%
Pfizer, Inc.	3.5%
GlaxoSmithKline PLC — SP ADR	3.3%
Sanofi-Aventis — SP ADR	3.2%
Abbott Laboratories	3.1%
Wyeth	2.9%
Merck & Company, Inc.	2.8%
Amgen, Inc.	2.7%
Schering-Plough Corp.	2.7%

Top Ten Total	32.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

26	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

HEALTH CARE FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.

††	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

		Investor Class			Advisor Class
		(04/17/98)			(05/11/98)

	ONE	FIVE	TEN	ONE	FIVE	TEN
	YEAR	YEAR	YEAR	YEAR	YEAR	YEAR

HEALTH CARE FUND	-21.57%	-2.17%	-0.22%	-22.03%	-2.67%	-0.71%
S&P 500 INDEX	-38.09%	-4.76%	-3.00%	-38.09%	-4.76%	-3.00%
S&P 500 HEALTH CARE INDEX	-19.74%	-2.26%	-1.41%	-19.74%	-2.26%	-1.41%

			A-Class			C-Class
			(09/01/04)			(03/30/01)

	ONE	ONE	SINCE	SINCE	ONE	ONE	FIVE	SINCE
	YEAR	YEAR*	INCEPTION	INCEPTION*	YEAR	YEAR**	YEAR	INCEPTION

HEALTH CARE FUND	-21.86%	-25.57%	-1.86%	-2.90%	-22.44%	-23.22%	-3.19%	-1.10%
S&P 500 INDEX	-38.09%	-38.09%	-4.97%	-4.97%	-38.09%	-38.09%	-4.76%	-2.77%
S&P 500 HEALTH CARE INDEX	-19.74%	-19.74%	-2.29%	-2.29%	-19.74%	-19.74%	-2.26%	-1.92%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structure.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	27

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INTERNET FUND
Objective: Seeks capital appreciation by investing in companies that provide products or services designed for or related to the Internet.
Inception: April 6, 2000
For the one-year period ended March 31, 2009, Rydex Internet Fund Investor Class returned -29.63% as compared to the S&P 500 Index, which returned -38.09%. Online retailers struggled as a result of weakened consumer demand as the economy fell into a recession in the latter half of the year. That being said, online retailers performed better than their brick-and-mortar counterparts. Companies that produce equipment for Internet usage—such as Research in Motion Ltd., Cisco Systems, Inc. and Sun Microsystems, Inc.—continued to struggle from weak economic demand. However, Internet advertising continued to grow in 2008 and is now on par with advertising sales in national newspapers and television markets. Rydex Internet Fund’s best-performing holdings for the year included Amazon.com, Inc., Netflix, Inc., Broadcom Corp., Red Hat, Inc. and HLTH Corp. The worst-performing holdings in the Fund were Research in Motion Ltd., Cisco Systems, Inc., eBay, Inc., Yahoo!, Inc. and Sun Microsystems, Inc.

Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

Investor Class	April 6, 2000
Advisor Class	April 6, 2000
A-Class	September 1, 2004
C-Class	April 19, 2001

Ten Largest Holdings
(% of Total Net Assets)

Cisco Systems, Inc.	8.9%
Google, Inc. — Class A	8.6%
Qualcomm, Inc.	7.9%
Amazon.com, Inc.	7.2%
Yahoo!, Inc.	4.9%
Research In Motion Ltd.	4.4%
eBay, Inc.	4.4%
Symantec Corp.	4.0%
Time Warner, Inc.	3.9%
Intuit, Inc.	3.7%

Top Ten Total	57.9%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

28	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INTERNET FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.

††	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	Investor Class					Advisor Class
	(04/06/00)					(04/06/00)

	ONE	FIVE	SINCE			ONE	FIVE	SINCE
	YEAR	YEAR	INCEPTION			YEAR	YEAR	INCEPTION

INTERNET FUND	-29.63%	-5.26%	-19.91%			-29.99%	-5.72%	-20.33%
S&P 500 INDEX	-38.09%	-4.76%	-5.11%			-38.09%	-4.76%	-5.11%
S&P 500 INFORMATION TECHNOLOGY INDEX	-30.07%	-4.49%	-13.07%			-30.07%	-4.49%	-13.07%

	A-Class				C-Class
	(09/01/04)				(04/19/01)

	ONE	ONE	SINCE	SINCE	ONE	ONE	FIVE	SINCE
	YEAR	YEAR*	INCEPTION	INCEPTION*	YEAR	YEAR**	YEAR	INCEPTION

INTERNET FUND	-29.82%	-33.15%	-3.32%	-4.35%	-30.28%	-30.98%	-6.17%	-9.02%
S&P 500 INDEX	-38.09%	-38.09%	-4.97%	-4.97%	-38.09%	-38.09%	-4.76%	-3.74%
S&P 500 INFORMATION TECHNOLOGY INDEX	-30.07%	-30.07%	-2.81%	-2.81%	-30.07%	-30.07%	-4.49%	-6.74%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structure.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	29

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

LEISURE FUND
Objective: Seeks capital appreciation by investing in companies engaged in the leisure and entertainment business.
Inception: April 1, 1998
For the one-year period ended March 31, 2009, Rydex Leisure Fund Investor Class returned -51.45% as compared to the S&P 500 Index, which returned -38.09%. While reduced consumer demand hurt retail spending, it did not curtail Americans’ appetite for eating out—restaurant stocks showed positive returns for the leisure industry over the past 12 months. Weak consumer confidence did hurt the hotel industry as well as the entertainment industry as people decided to vacation closer to home. Resorts in Las Vegas were hit especially hard as reductions in travel reduced foot traffic in casinos. The Fund’s best-performing holdings included Darden Restaurants, Inc., Panera Bread Co., Brinker International, Inc., Regal Entertainment Group and Jack in the Box, Inc. The Fund’s worst-performing holdings included Las Vegas Sands Corp., MGM MIRAGE, News Corp., Wynn Resorts Ltd. and Walt Disney Co.

Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

Investor Class	April 1, 1998
Advisor Class	June 3, 1998
A-Class	September 1, 2004
C-Class	May 3, 2001

Ten Largest Holdings
(% of Total Net Assets)

McDonald’s Corp.	8.5%
Walt Disney Co.	6.1%
Activision Blizzard Inc.	4.5%
Time Warner, Inc.	4.4%
Carnival Corp.	4.4%
Yum! Brands, Inc.	3.9%
News Corp. — Class A	3.9%
Viacom, Inc. — Class B	3.8%
Starbucks Corp.	3.6%
Electronic Arts, Inc.	2.9%

Top Ten Total	46.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

30	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

LEISURE FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.

††	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	Investor Class					Advisor Class
	(04/01/98)					(06/03/98)

	ONE	FIVE	TEN			ONE	FIVE	TEN
	YEAR	YEAR	YEAR			YEAR	YEAR	YEAR

LEISURE FUND	-51.45%	-11.05%	-7.43%			-51.66%	-11.48%	-7.92%
S&P 500 INDEX	-38.09%	-4.76%	-3.00%			-38.09%	-4.76%	-3.00%
S&P 500 CONSUMER DISCRETIONARY INDEX	-35.05%	-7.99%	-4.21%			-35.05%	-7.99%	-4.21%

	A-Class				C-Class
	(09/01/04)				(05/03/01)

	ONE	ONE	SINCE	SINCE	ONE	ONE	FIVE	SINCE
	YEAR	YEAR*	INCEPTION	INCEPTION*	YEAR	YEAR**	YEAR	INCEPTION

LEISURE FUND	-51.58%	-53.88%	-10.67%	-11.62%	-51.92%	-52.40%	-11.94%	-8.59%
S&P 500 INDEX	-38.09%	-38.09%	-4.97%	-4.97%	-38.09%	-38.09%	-4.76%	-3.72%
S&P 500 CONSUMER DISCRETIONARY INDEX	-35.05%	-35.05%	-7.86%	-7.86%	-35.05%	-35.05%	-7.99%	-5.20%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structure.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	31

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

PRECIOUS METALS FUND
Objective: Seeks to provide capital appreciation by investing in U.S and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services.
Inception: December 1, 1993
For the one-year period ended March 31, 2009, Rydex Precious Metals Fund Investor Class returned -33.67% as compared to the S&P 500 Index which returned -38.09%. The fund represents a concentrated investment in the stocks of gold and other precious metal producers. High commodity prices in the first half of 2008 boosted revenues for many of the industry’s top-producers, with the exception of platinum, which was hit hard as car manufacturers such as Ford, General Motors and Chrysler announced production cuts and looked to Congress for an industry-wide bailout. In the latter half of 2008, only gold—a traditional safe haven for investors—remained positive.
The Fund’s best-performing holdings included AngloGold Ashant Ltd., Eldorado Gold Corp., Randgold Resources Ltd., Royal Gold, Inc. and Gold Fields Ltd. The worst-performing stocks in the Fund included Freeport-McMoRan Copper & Gold, Inc., Coeur d’Alene Mines, Hecla Mining Co., Apex Silver Mines and Novagold Resources, Inc.

Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

Investor Class	December 1, 1993
Advisor Class	August 1, 2003
A-Class	September 1, 2004
C-Class	April 27, 2001

Ten Largest Holdings
(% of Total Net Assets)

Freeport-McMoRan Copper & Gold, Inc.	8.9%
Goldcorp, Inc.	6.6%
Newmont Mining Corp.	6.1%
Agnico-Eagle Mines Ltd.	5.7%
AngloGold Ashanti Ltd. — SP ADR	5.4%
Yamana Gold, Inc.	5.3%
Barrick Gold Corp.	5.3%
Kinross Gold Corp.	5.2%
Randgold Resources Ltd. — SP ADR	4.7%
Silver Wheaton Corp.	4.7%

Top Ten Total	57.9%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

32	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

PRECIOUS METALS FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.

††	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	Investor Class			Advisor Class
	(12/01/93)			(08/01/03)
	ONE	FIVE	TEN	ONE	FIVE	SINCE
	YEAR	YEAR	YEAR	YEAR	YEAR	INCEPTION

PRECIOUS METALS FUND	-33.67%	0.90%	8.34%	-34.00%	0.43%	6.44%
S&P 500 INDEX	-38.09%	-4.76%	-3.00%	-38.09%	-4.76%	-1.64%
S&P 500 MATERIALS INDEX	-45.11%	-1.30%	2.63%	-45.11%	-1.30%	2.15%

	A-Class				C-Class
	(09/01/04)				(04/27/01)
	ONE	ONE	SINCE	SINCE	ONE	ONE	FIVE	SINCE
	YEAR	YEAR*	INCEPTION	INCEPTION*	YEAR	YEAR**	YEAR	INCEPTION

PRECIOUS METALS FUND	-33.82%	-36.96%	4.53%	3.42%	-34.35%	-35.01%	-0.11%	9.93%
S&P 500 INDEX	-38.09%	-38.09%	-4.97%	-4.97%	-38.09%	-38.09%	-4.76%	-3.75%
S&P 500 MATERIALS INDEX	-45.11%	-45.11%	-1.95%	-1.95%	-45.11%	-45.11%	-1.30%	2.07%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Materials Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structure.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	33

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

RETAILING FUND
Objective: Seeks capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, restaurant franchises, mail order operations and other companies involved in selling products to consumers.
Inception: April 1, 1998
For the one-year period ended March 31, 2009, Rydex Retailing Fund Investor Class returned -25.65% as compared to the S&P 500 Index, which returned -38.09%. Retailers suffered through another dismal year as discretionary spending came to a halt due to recessionary fears, double-digit job losses and an exponential rise in foreclosures. The 2008 holiday shopping season was one of the worst in decades, with consumers searching for deep discounts, or not spending at all. In fact, the lack of demand from the American consumer caused many major American brands to file for bankruptcy, including Linens ‘n Things, KB Toys and Circuit City. Online discount retailers fared better than their traditional brick-and-mortar counterparts, as consumers sought to save money online. Top-performers for the Fund included AutoZone, Inc., Amazon.com, Inc., Family Dollar Stores, Inc. and O’Reilly Automotive, Inc. The Fund’s worst-performing holdings included Liberty Interactive, CVS Caremark Corp., Sears Holding Corp., Target Corp. and Macy’s, Inc.

Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

Investor Class	April 1, 1998
Advisor Class	April 21, 1998
A-Class	September 1, 2004
C-Class	May 9, 2001

Ten Largest Holdings
(% of Total Net Assets)

Wal-Mart Stores, Inc.	10.7%
Amazon.com, Inc.	5.0%
Home Depot, Inc.	4.7%
CVS Caremark Corp.	4.5%
Target Corp.	3.7%
Walgreen Co.	3.6%
Lowe’s Companies, Inc.	3.6%
Best Buy Company, Inc.	3.3%
Costco Wholesale Corp.	3.2%
Kohl’s Corp.	2.7%

Top Ten Total	45.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

34	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

RETAILING FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.

††	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	Investor Class					Advisor Class
	(04/01/98)					(04/21/98)
	ONE	FIVE	TEN			ONE	FIVE	TEN
	YEAR	YEAR	YEAR			YEAR	YEAR	YEAR

RETAILING FUND	-25.65%	-6.08%	-4.38%			-26.13%	-6.52%	-4.78%
S&P 500 INDEX	-38.09%	-4.76%	-3.00%			-38.09%	-4.76%	-3.00%
S&P 500 CONSUMER DISCRETIONARY INDEX	-35.05%	-7.99%	-4.21%			-35.05%	-7.99%	-4.21%

	A-Class				C-Class
	(09/01/04)				(05/09/01)
	ONE	ONE	SINCE	SINCE	ONE	ONE	FIVE	SINCE
	YEAR	YEAR*	INCEPTION	INCEPTION*	YEAR	YEAR**	YEAR	INCEPTION

RETAILING FUND	-25.76%	-29.29%	-4.91%	-5.91%	-26.39%	-27.13%	-6.98%	-3.72%
S&P 500 INDEX	-38.09%	-38.09%	-4.97%	-4.97%	-38.09%	-38.09%	-4.76%	-3.79%
S&P 500 CONSUMER DISCRETIONARY INDEX	-35.05%	-35.05%	-7.86%	-7.86%	-35.05%	-35.05%	-7.99%	-5.14%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structure.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	35

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

TECHNOLOGY FUND
Objective: Seeks capital appreciation by investing in companies that are involved in the technology sector, including computer software, semiconductor manufacturers, networking and telecommunications equipment manufacturers, and PC hardware and peripherals companies.
Inception: April 14, 1998
For the one-year period ended March 31, 2009, Rydex Technology Fund Investor Class returned -34.58% as compared to the S&P 500 Index, which returned -38.09%. It was another challenging year for the technology industry. Tech giants like Microsoft Corp. and Yahoo!, Inc. were hit hard. The planned acquisition of Yahoo!, Inc. failed to materialize as the deadline approached and Yahoo!’s multi-billion search advertising deal with Google, Inc. was stopped in its tracks following opposition from the Department of Justice. All was not lost, though. In the past year, Google, Inc. released its own web-browser, Chrome, while Apple released its next generation of the iPhone 3G. The Fund’s best-performing holdings included Broadcom Corp., Electronic Data Systems, Lender Processing Systems, Inc., Taiwan Semiconductor Manufacturing Company Ltd. and Sybase, Inc. The worst-performing stocks in the Fund were Nokia Oyi, Microsoft Corp., Research in Motion Ltd., Cisco Systems, Inc. and Hewlett-Packard Co.

Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

Investor Class	April 14, 1998
Advisor Class	April 29, 1998
A-Class	September 1, 2004
C-Class	April 18, 2001

Ten Largest Holdings
(% of Total Net Assets)

Microsoft Corp.	3.9%
International Business Machines Corp.	3.5%
Apple, Inc.	3.1%
Cisco Systems, Inc.	3.0%
Oracle Corp.	2.9%
Intel Corp.	2.9%
Google, Inc. — Class A	2.8%
Qualcomm, Inc.	2.5%
Hewlett-Packard Co.	2.5%
Taiwan Semiconductor Manufacturing Company Ltd. — SP ADR	2.2%

Top Ten Total	29.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

36	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

TECHNOLOGY FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.

††	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	Investor Class			Advisor Class
	(04/14/98)			(04/29/98)
	ONE	FIVE	TEN	ONE	FIVE	TEN
	YEAR	YEAR	YEAR	YEAR	YEAR	YEAR

TECHNOLOGY FUND	-34.58%	-7.48%	-7.60%	-35.05%	-7.99%	-8.00%
S&P 500 INDEX	-38.09%	-4.76%	-3.00%	-38.09%	-4.76%	-3.00%
S&P 500 INFORMATION TECHNOLOGY INDEX	-30.07%	-4.49%	-6.73%	-30.07%	-4.49%	-6.73%

	A-Class				C-Class
	(09/01/04)				(04/18/01)
	ONE	ONE	SINCE	SINCE	ONE	ONE	FIVE	SINCE
	YEAR	YEAR*	INCEPTION	INCEPTION*	YEAR	YEAR**	YEAR	INCEPTION

TECHNOLOGY FUND	-34.89%	-37.98%	-4.94%	-5.94%	-35.33%	-35.98%	-8.40%	-8.74%
S&P 500 INDEX	-38.09%	-38.09%	-4.97%	-4.97%	-38.09%	-38.09%	-4.76%	-3.59%
S&P 500 INFORMATION TECHNOLOGY INDEX	-30.07%	-30.07%	-2.81%	-2.81%	-30.07%	-30.07%	-4.49%	-5.91%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structure.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	37

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

TELECOMMUNICATIONS FUND
Objective: Seeks capital appreciation by investing in companies engaged in the development, manufacture or sale of the communications services or communications equipment.
Inception: April 1, 1998
For the one-year period ended March 31, 2009, Rydex Telecommunications Fund Investor Class returned -37.55% as compared to the S&P 500 Index which returned -38.09%. The telecommunications industry was not immune from the credit crisis and the economic recession as AT&T, Inc. and other firms announced job cuts and reductions in capital expenditures in 2008. Even as industry leader Apple released the much anticipated iPhone 3G, the weak economy took its toll on consumer demand and by the end of 2008, and mobile phone makers were reporting their slowest growth rate since 2001. The Fund’s top holdings included MetroPCS Communications, Inc., Tellabs, Inc., Foundry Networks, SBA Communications Corp. and Verizon Communications, Inc. The worst-performing stocks in the Fund included Nokia Oyi, Research in Motion Ltd., American Movil, Cisco Systems, Inc. and Vondafone Group PLC.

Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

Investor Class	April 1, 1998
Advisor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	April 18, 2001

Ten Largest Holdings
(% of Total Net Assets)

AT&T, Inc.	8.1%
Cisco Systems, Inc.	7.0%
Verizon Communications, Inc.	6.6%
Vodafone Group PLC — SP ADR	6.4%
Qualcomm, Inc.	6.2%
Deutsche Telekom AG — SP ADR	5.3%
Nokia Oyj — SP ADR	4.8%
Corning, Inc.	4.4%
America Movil SAB de CV — SP ADR	4.4%
Telefonaktiebolaget LM Ericsson — SP ADR	3.9%

Top Ten Total	57.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

38	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

TELECOMMUNICATIONS FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.

††	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	Investor Class					Advisor Class
	(04/01/98)					(04/01/98)
	ONE	FIVE	TEN			ONE	FIVE	TEN
	YEAR	YEAR	YEAR			YEAR	YEAR	YEAR

TELECOMMUNICATIONS FUND	-37.55%	-6.62%	-11.85%			-37.88%	-7.07%	-12.21%
S&P 500 INDEX	-38.09%	-4.76%	-3.00%			-38.09%	-4.76%	-3.00%
S&P 500 TELECOMMUNICATION
SERVICES INDEX	-25.15%	1.31%	-6.89%			-25.15%	1.31%	-6.89%

	A-Class				C-Class
	(09/01/04)				(04/18/01)
	ONE	ONE	SINCE	SINCE	ONE	ONE	FIVE	SINCE
	YEAR	YEAR*	INCEPTION	INCEPTION*	YEAR	YEAR**	YEAR	INCEPTION

TELECOMMUNICATIONS FUND	-37.66%	-40.62%	-5.36%	-6.37%	-38.21%	-38.83%	-7.55%	-11.44%
S&P 500 INDEX	-38.09%	-38.09%	-4.97%	-4.97%	-38.09%	-38.09%	-4.76%	-3.59%
S&P 500 TELECOMMUNICATION
SERVICES INDEX	-25.15%	-25.15%	0.45%	0.45%	-25.15%	-25.15%	1.31%	-4.84%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Telecommunication Services Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structure.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	39

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

TRANSPORTATION FUND
OBJECTIVE: Seeks capital appreciation by investing in companies engaged in providing transportation services or companies engaged in design, manufacture, distribution, or sale of transportation equipment.
Inception: April 2, 1998
For the one-year period ended March 31, 2009, Rydex Transportation Fund Investor Class returned -42.96% as compared to the S&P 500 Index, which returned -38.09%. High fuel prices had a profound impact on most of the industry’s operating and profit margins. Even as fuel costs began to tumble in October, the damage was compounded by reduced consumer demand due to the weakened economy. The Fund’s best-performing holdings for the period included Heartland Express, Inc., Knight Transportation, Inc., Northwest Airlines, US Airways Group and Werner Enterprises, Inc. The worst-performing holdings for the period included FedEx, CSX Corp., Union Pacific Corp., Burlington Northern Santa Fe Corp. and Norfolk Southern Corp. The top-performing industry group was air freight & logistics while the worst-performing industry group remained marine.

Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

Investor Class	April 2, 1998
Advisor Class	June 9, 1998
A-Class	September 1, 2004
C-Class	May 14, 2001

Ten Largest Holdings
(% of Total Net Assets)

United Parcel Service, Inc. — Class B	8.6%
Union Pacific Corp.	6.6%
Burlington Northern Santa Fe Corp.	6.4%
Canadian National Railway Co.	6.2%
Norfolk Southern Corp.	5.3%
FedEx Corp.	5.2%
CSX Corp.	4.8%
CH Robinson Worldwide, Inc.	4.7%
Expeditors International of Washington, Inc.	4.2%
Southwest Airlines Co.	3.5%

Top Ten Total	55.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

40	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

TRANSPORTATION FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.

††	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	Investor Class			Advisor Class
	(04/02/98)			(06/09/98)
	ONE	FIVE	TEN	ONE	FIVE	TEN
	YEAR	YEAR	YEAR	YEAR	YEAR	YEAR

TRANSPORTATION FUND	-42.96%	-5.26%	-4.98%	-43.20%	-5.74%	-5.60%
S&P 500 INDEX	-38.09%	-4.76%	-3.00%	-38.09%	-4.76%	-3.00%
S&P 500 INDUSTRIALS INDEX	-50.51%	-5.94%	-1.88%	-50.51%	-5.94%	-1.88%

	A-Class				C-Class
	(09/01/04)				(05/14/01)
	ONE	ONE	SINCE	SINCE	ONE	ONE	FIVE	SINCE
	YEAR	YEAR*	INCEPTION	INCEPTION*	YEAR	YEAR**	YEAR	INCEPTION

TRANSPORTATION FUND	-43.09%	-45.79%	-6.83%	-7.81%	-43.46%	-44.03%	-6.18%	-4.98%
S&P 500 INDEX	-38.09%	-38.09%	-4.97%	-4.97%	-38.09%	-38.09%	-4.76%	-3.74%
S&P 500 INDUSTRIALS INDEX	-50.51%	-50.51%	-7.71%	-7.71%	-50.51%	-50.51%	-5.94%	-5.24%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Industrials Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structure.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	41

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

UTILITIES FUND
OBJECTIVE: Seeks capital appreciation by investing in companies that operate public utilities.
Inception: April 3, 2000
For the one-year period ended March 31, 2009, Rydex Utilities Fund Investor Class returned -29.40% as compared to the S&P 500 Index, which returned -38.09%. Reduction in demand due to a weak economy and housing foreclosures led to unpaid utility bills. October’s federal bailout plan extended the Federal Solar Tax Credit for eight years, ending speculation about the extension and paving the way for new solar developments. The American Recovery and Reinvestment Act, passed in February 2009, will provide further incentives for utilities to invest in renewable technologies, which have been focal points for growth and development in the utility industry. The Fund’s best-performing holdings for the period included WGL Holdings, Inc., Puget Energy, Energy East, Aqua America, Inc. and PG&E Corp. The worst-performing holdings for the Fund included Exelon Corp., Constellation Energy Group, Inc., Reliant Energy, FirstEnergy and AES Corp.

Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

Investor Class	April 3, 2000
Advisor Class	April 3, 2000
A-Class	September 1, 2004
C-Class	April 27, 2001

Ten Largest Holdings
(% of Total Net Assets)

Exelon Corp.	4.0%
FPL Group, Inc.	3.6%
Southern Co.	3.6%
Duke Energy Corp.	3.3%
Dominion Resources, Inc.	3.1%
PG&E Corp.	3.0%
Public Service Enterprise Group, Inc.	2.9%
Entergy Corp.	2.7%
Sempra Energy	2.7%
Consolidated Edison, Inc.	2.6%

Top Ten Total	31.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

42	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (concluded)

UTILITIES FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.

††	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	Investor Class					Advisor Class
	(04/03/00)					(04/03/00)
	ONE	FIVE	SINCE			ONE	FIVE	SINCE
	YEAR	YEAR	INCEPTION			YEAR	YEAR	INCEPTION

UTILITIES FUND	-29.40%	1.47%	-1.81%			-29.72%	0.97%	-2.30%
S&P 500 INDEX	-38.09%	-4.76%	-5.14%			-38.09%	-4.76%	-5.14%
S&P 500 UTILITIES INDEX	-29.65%	4.79%	1.98%			-29.65%	4.79%	1.98%

	A-Class				C-Class
	(09/01/04)				(04/27/01)
	ONE	ONE	SINCE	SINCE	ONE	ONE	FIVE	SINCE
	YEAR	YEAR*	INCEPTION	INCEPTION*	YEAR	YEAR**	YEAR	INCEPTION

UTILITIES FUND	-29.54%	-32.89%	0.71%	-0.35%	-30.08%	-30.78%	0.46%	-5.95%
S&P 500 INDEX	-38.09%	-38.09%	-4.97%	-4.97%	-38.09%	-38.09%	-4.76%	-3.75%
S&P 500 UTILITIES INDEX	-29.65%	-29.65%	4.20%	4.20%	-29.65%	-29.65%	4.79%	-2.29%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Utilities Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structure.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	43

SCHEDULE OF INVESTMENTS
March 31, 2009
     BANKING FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 98.8%

Credit Suisse Group AG — SP ADR	47,823	$1,458,123
JPMorgan Chase & Co.	49,431	1,313,876
Bank of America Corp.	183,090	1,248,674
Wells Fargo & Co.	87,162	1,241,187
Barclays PLC — SP ADR	144,786	1,230,681
U.S. Bancorp	83,812	1,224,493
HSBC Holdings PLC — SP ADR	33,351	941,165
UBS AG — SP ADR*	96,271	907,836
PNC Financial Services Group, Inc.	26,359	772,055
BB&T Corp.	37,687	637,664
People’s United Financial, Inc.	32,193	578,508
Hudson City Bancorp, Inc.	48,248	564,019
M&T Bank Corp.	12,345	558,488
SunTrust Banks, Inc.	38,512	452,131
KeyCorp	57,288	450,857
New York Community Bancorp, Inc.	39,537	441,628
TFS Financial Corp.	36,147	438,463
Cullen/Frost Bankers, Inc.	8,640	405,562
Comerica, Inc.	21,295	389,911
Commerce Bancshares, Inc.	10,738	389,789
First Horizon National Corp.	35,177	377,797
Capitol Federal Financial	9,730	367,891
BOK Financial Corp.	9,901	342,080
UMB Financial Corp.	7,491	318,293
Associated Banc-Corp.	20,480	316,211
BancorpSouth, Inc.	14,986	312,308
City National Corp.	8,597	290,321
FirstMerit Corp.	15,766	286,941
Valley National Bancorp	23,031	284,894
TCF Financial Corp.	23,819	280,111
Bank of Hawaii Corp.	8,399	276,999
Westamerica Bancorporation	5,904	268,986
Marshall & Ilsley Corp.	46,873	263,895
Prosperity Bancshares, Inc.	9,639	263,627
NewAlliance Bancshares, Inc.	22,307	261,884
Washington Federal, Inc.	19,316	256,710
Signature Bank*	9,019	254,606
Trustmark Corp.	13,419	246,641
First Citizens BancShares, Inc. — Class A	1,819	239,744
Hancock Holding Co.	7,657	239,511
First Financial Bankshares, Inc.	4,954	238,634
Glacier Bancorp, Inc.	15,161	238,179
First Niagara Financial Group, Inc.	21,605	235,495
Fulton Financial Corp.	35,202	233,389
Ocwen Financial Corp.*	19,400	221,742
Park National Corp.	3,879	216,254
Zions Bancorporation	20,681	203,294

		MARKET
	SHARES	VALUE

IBERIABANK Corp.	4,411	$202,641
Astoria Financial Corp.	21,472	197,328
Whitney Holding Corp.	17,180	196,711
Northwest Bancorp, Inc.	11,342	191,680
Investors Bancorp, Inc.*	22,386	189,609
First Commonwealth Financial Corp.	21,068	186,873
FNB Corp.	24,176	185,430
Susquehanna Bancshares, Inc.	19,765	184,407
NBT Bancorp, Inc.	8,404	181,863
Old National Bancorp	16,203	180,988
WesBanco, Inc.	7,869	179,649
United Bankshares, Inc.	10,273	177,107
Bancfirst Corp.	4,744	172,682
SVB Financial Group*	8,611	172,306
Pinnacle Financial Partners, Inc.*	7,197	170,641
Umpqua Holding Corp.	18,725	169,649
Brookline Bancorp, Inc.	17,606	167,257
National Penn Bancshares, Inc.	20,070	166,581
Provident Financial Services, Inc.	15,094	163,166
Community Bank System, Inc.	9,589	160,616
S&T Bancorp, Inc.	7,394	156,827
PrivateBancorp, Inc.	10,715	154,939
Chemical Financial Corp.	7,400	153,994
Wilmington Trust Corp.	15,281	148,073
Cathay General Bancorp	13,954	145,540
CVB Financial Corp.	21,910	145,263
TrustCo Bank Corp.	23,569	141,885
Community Trust Bancorp, Inc.	5,230	139,903
MB Financial Corp.	10,240	139,264
First Midwest Bancorp, Inc.	15,923	136,779
Tompkins Financial Corp.	3,139	134,977
PacWest Bancorp	8,810	126,247
TowneBank	7,641	124,778
First Bancorp Puerto Rico	26,791	114,130
International Bancshares Corp.	14,216	110,885
Pacific Capital Bancorp	13,459	91,117
Harleysville National Corp.	14,424	87,409
East-West Bancorp, Inc.	18,753	85,701

Total Common Stocks
(Cost $26,749,314)		28,916,442

Total Investments 98.8%
(Cost $26,749,314)		$28,916,442

Other Assets in Excess of Liabilities – 1.2%		$362,432

Net Assets – 100.0%		$29,278,874

*	Non-Income Producing Security.

ADR — American Depository Receipt.
44	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.
46

SCHEDULE OF INVESTMENTS
March 31, 2009
     BASIC MATERIALS FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 99.5%

BHP Billiton Ltd. — SP ADR	112,856	$5,033,378
Rio Tinto PLC — SP ADR	28,591	3,832,909
Monsanto Co.	45,943	3,817,863
Cia Vale do Rio Doce — SP ADR	266,640	3,546,312
Goldcorp, Inc.	87,631	2,919,865
Potash Corporation of Saskatchewan	34,230	2,766,126
Barrick Gold Corp.	84,516	2,740,009
ArcelorMittal	134,308	2,691,532
Praxair, Inc.	39,714	2,672,355
Freeport-McMoRan Copper & Gold, Inc.	67,424	2,569,529
The Mosaic Co.	60,695	2,547,976
Newmont Mining Corp.	56,613	2,533,998
Rohm & Haas Co.	31,749	2,503,091
Syngenta AG — SP ADR	61,540	2,468,369
E.I. du Pont de Nemours and Co.	108,411	2,420,818
Southern Copper Corp.	131,615	2,292,733
AngloGold Ashanti Ltd. — SP ADR	62,270	2,289,045
Kinross Gold Corp.	108,746	1,943,291
Air Products & Chemicals, Inc.	34,065	1,916,156
Nucor Corp.	48,872	1,865,444
Agnico-Eagle Mines Ltd.	29,968	1,705,779
Cia de Minas Buenaventura SA — SP ADR	67,260	1,612,895
Gold Fields Ltd. — SP ADR	141,151	1,600,652
Ecolab, Inc.	45,410	1,577,089
Yamana Gold, Inc.	167,484	1,549,227
CF Industries Holdings, Inc.	19,320	1,374,232
Agrium, Inc.	37,633	1,346,885
PPG Industries, Inc.	35,668	1,316,149
Weyerhaeuser Co.	47,210	1,301,580
Randgold Resources Ltd. — SP ADR	23,230	1,262,551
Alcoa, Inc.	167,851	1,232,026
Dow Chemical Co.	145,779	1,228,917
Sigma-Aldrich Corp.	31,967	1,208,033
Ball Corp.	27,000	1,171,800
Crown Holdings, Inc.*	51,350	1,167,186
Harmony Gold Mining Co. Ltd. — SP ADR*	105,812	1,157,583
Gerdau SA — SP ADR	208,150	1,138,581
Terra Industries, Inc.	39,900	1,120,791

		MARKET
	SHARES	VALUE

Vulcan Materials Co.	25,193	$1,115,798
Eldorado Gold Corp.*	120,310	1,082,790
Cemex SAB de CV — SP ADR*	170,849	1,067,806
IAMGOLD Corp.	117,050	1,000,778
Martin Marietta Materials, Inc.	12,512	992,202
Sociedad Quimica y Minera de Chile SA — SP ADR	36,498	969,387
FMC Corp.	22,152	955,637
Silver Wheaton Corp.*	108,742	894,947
International Flavors & Fragrances, Inc.	28,735	875,268
Airgas, Inc.	25,759	870,912
Reliance Steel & Aluminum Co.	32,285	850,064
Scotts Miracle-Gro Co. — Class A	24,290	842,863
Silgan Holdings, Inc.	15,819	831,130
Lubrizol Corp.	24,203	823,144
Nalco Holding Co.	62,510	817,006
Celanese Corp.	60,597	810,182
Valspar Corp.	40,410	806,988
AptarGroup, Inc.	25,857	805,187
Sealed Air Corp.	58,197	803,119
Albemarle Corp.	36,038	784,547
Allegheny Technologies, Inc.	35,497	778,449
MeadWestvaco Corp.	64,863	777,707
Eastman Chemical Co.	28,510	764,068
Bemis Co.	36,211	759,345
International Paper Co.	107,820	759,053
Compass Minerals International, Inc.	13,451	758,233
Sonoco Products Co.	35,829	751,692
United States Steel Corp.	33,501	707,876
RPM International, Inc.	54,845	698,177
Owens-Illinois, Inc.*	48,255	696,802
Royal Gold, Inc.	14,870	695,321
Cliffs Natural Resources Inc	37,663	683,960
Pan American Silver Corp.*	37,260	649,069
Pactiv Corp.*	42,746	623,664
Commercial Metals Co.	53,590	618,965
Steel Dynamics, Inc.	68,340	602,075
Intrepid Potash, Inc.*	32,270	595,382
Packaging Corporation of America	45,591	593,595
Silver Standard Resources, Inc.*	31,720	511,326
Titanium Metals Corp.	87,367	477,897

Total Common Stocks
(Cost $103,660,142)		110,945,166

See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	45
47

SCHEDULE OF INVESTMENTS (concluded)
March 31, 2009
     BASIC MATERIALS FUND

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENT† 1.8%
Credit Suisse Group issued 03/31/09 at 0.15% due 04/01/09	$1,956,362	$1,956,362

Total Repurchase Agreement
(Cost $1,956,362)		1,956,362

Total Investments 101.3%
(Cost $105,616,504)		$112,901,528

Liabilities in Excess of Other Assets – (1.3)%		$(1,419,456)

Net Assets – 100.0%		$111,482,072

*	Non-Income Producing Security.

†	Repurchase Agreements — See Note 4.

ADR—American Depository Receipt.
46	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.
48

SCHEDULE OF INVESTMENTS
March 31, 2009
     BIOTECHNOLOGY FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 99.7%

Amgen, Inc.*	180,507	$8,938,707
Gilead Sciences, Inc.*	175,592	8,133,421
Celgene Corp.*	120,785	5,362,854
Biogen Idec, Inc.*	98,287	5,152,205
Genzyme Corp.*	80,283	4,768,007
Myriad Genetics, Inc.*	64,332	2,925,176
Cephalon, Inc.*	38,379	2,613,610
Vertex Pharmaceuticals, Inc.*	88,083	2,530,625
Alexion Pharmaceuticals, Inc.*	60,140	2,264,872
OSI Pharmaceuticals, Inc.*	51,372	1,965,493
Amylin Pharmaceuticals, Inc.*	138,689	1,629,596
CV Therapeutics, Inc.*	80,576	1,601,851
Isis Pharmaceuticals, Inc.*	105,763	1,587,503
United Therapeutics Corp.*	23,925	1,581,203
Onyx Pharmaceuticals, Inc.*	55,015	1,570,678
Alkermes, Inc.*	115,796	1,404,605
Theravance, Inc.*	80,200	1,363,400
PDL BioPharma, Inc.	175,323	1,241,287
InterMune, Inc.*	74,059	1,217,530
Regeneron Pharmaceuticals, Inc.*	86,137	1,193,859
Genomic Health, Inc.*	47,241	1,151,736
BioMarin Pharmaceuticals, Inc.*	91,698	1,132,470
Seattle Genetics, Inc.*	111,601	1,100,386
Cougar Biotechnology, Inc.*	33,100	1,065,820
Cubist Pharmaceuticals, Inc.*	64,998	1,063,367
Alnylam Pharmaceuticals, Inc.*	54,618	1,039,927
Acorda Therapeutics, Inc.*	49,518	980,952
Medarex, Inc.*	189,785	973,597
Celera Corp.*	120,901	922,475
Dendreon Corp.*	214,823	902,257
Momenta Pharmaceuticals, Inc.*	78,303	862,116
Allos Therapeutics, Inc.*	131,022	809,716
Martek Biosciences Corp.	44,296	808,402
GTx, Inc.*	75,059	794,124
Cepheid, Inc.*	109,315	754,273
Osiris Therapeutics, Inc.*	50,667	699,205
Enzon Pharmaceuticals, Inc.*	105,001	637,356
Emergent Biosolutions, Inc.*	47,061	635,794
Savient Pharmaceuticals, Inc.*	121,431	601,083
Geron Corp.*	133,587	597,134
Pharmasset, Inc.*	59,876	587,384
Maxygen Inc.*	83,538	568,058
Rigel Pharmaceuticals, Inc.*	89,823	551,513
Incyte Corp.*	225,848	528,484
Progenics Pharmaceuticals, Inc.*	78,786	519,200

		MARKET
	SHARES	VALUE

Arena Pharmaceuticals, Inc.*	170,701	$513,810
NPS Pharmaceuticals, Inc.*	115,417	484,751
Human Genome Sciences, Inc.*	325,359	270,048

Total Common Stocks
(Cost $59,209,653)		80,601,920

Total Investments 99.7%
(Cost $59,209,653)		$80,601,920

Other Assets in Excess of Liabilities – 0.3%		$276,306

Net Assets – 100.0%		$80,878,226

*	Non-Income Producing Security.
See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	47
49

SCHEDULE OF INVESTMENTS
March 31, 2009
     CONSUMER PRODUCTS FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 99.9%

Procter & Gamble Co.	49,188	$2,316,263
Coca-Cola Co.	48,551	2,133,816
PepsiCo, Inc.	37,170	1,913,512
Philip Morris International, Inc.	48,113	1,711,861
Altria Group, Inc.	74,773	1,197,863
Unilever NV	57,780	1,132,488
Colgate-Palmolive Co.	19,096	1,126,282
Kraft Foods, Inc.	48,120	1,072,595
Diageo PLC — SP ADR	23,329	1,043,973
Archer-Daniels-Midland Co.	32,561	904,545
Kimberly-Clark Corp.	18,722	863,271
General Mills, Inc.	15,790	787,605
Sysco Corp.	34,253	780,968
Kroger Co.	34,761	737,628
Kellogg Co.	19,693	721,355
Lorillard, Inc.	11,209	692,044
Reynolds American, Inc.	18,311	656,266
H.J. Heinz Co.	19,811	654,952
Campbell Soup Co.	23,171	633,959
Bunge Ltd.	11,091	628,305
Avon Products, Inc.	30,790	592,092
Safeway, Inc.	28,953	584,561
Clorox Co.	11,193	576,216
ConAgra Foods, Inc.	33,914	572,129
Coca-Cola Enterprises, Inc.	42,865	565,389
Hershey Co.	14,286	496,439
Pepsi Bottling Group, Inc.	21,736	481,235
Sara Lee Corp.	56,179	453,926
Molson Coors Brewing Co. — Class B	13,132	450,165
Dr Pepper Snapple Group, Inc.*	26,510	448,284
Hormel Foods Corp.	14,133	448,157
J.M. Smucker Co.	10,960	408,479
Church & Dwight Company, Inc.	7,734	403,947
Hansen Natural Corp.*	11,080	398,880
McCormick & Company, Inc.	13,190	390,028
Brown-Forman Corp. — Class B	9,590	372,380
Tyson Foods, Inc. — Class A	39,156	367,675
Energizer Holdings, Inc.*	7,395	367,458
Estee Lauder Companies, Inc. — Class A	14,511	357,696
Ralcorp Holdings, Inc.*	6,610	356,147
Dean Foods Co.*	18,956	342,724
SUPERVALU, Inc.	22,615	322,942
Constellation Brands, Inc. — Class A*	24,677	293,656

		MARKET
	SHARES	VALUE

American Italian Pasta Co. —
Class A*	54	$1,880

Total Common Stocks
(Cost $31,670,187)		31,762,036

WARRANTS 0.0%
Krispy Kreme Doughnuts, Inc.* $12.21, 03/02/12	125	$1

Total Warrants
(Cost $—)		1

Total Investments 99.9%
(Cost $31,670,187)		$31,762,037

Other Assets in Excess of Liabilities – 0.1%		$19,391

Net Assets – 100.0%		$31,781,428

*	Non-Income Producing Security.

ADR — American Depository Receipt.
48	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.
50

SCHEDULE OF INVESTMENTS
March 31, 2009
     ELECTRONICS FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 99.5%

Intel Corp.	811,248	$12,209,282
Taiwan Semiconductor Manufacturing Company Ltd. — SP ADR	1,032,213	9,238,306
Texas Instruments, Inc.	371,961	6,141,076
Applied Materials, Inc.	464,213	4,990,290
Broadcom Corp. — Class A*	203,399	4,063,912
ASML Holding NV	203,499	3,563,267
Marvell Technology Group Ltd.*	373,069	3,417,312
NVIDIA Corp.*	322,497	3,179,820
Xilinx, Inc.	161,936	3,102,694
Altera Corp.	170,831	2,998,084
Analog Devices, Inc.	152,251	2,933,877
Linear Technology Corp.	121,769	2,798,252
Microchip Technology, Inc.	127,560	2,702,996
MEMC Electronic Materials, Inc.*	161,306	2,659,936
Micron Technology, Inc.*	598,003	2,427,892
KLA-Tencor Corp.	118,368	2,367,360
Lam Research Corp.*	95,451	2,173,419
Advanced Micro Devices, Inc.*	681,767	2,079,389
Skyworks Solutions, Inc.*	247,861	1,997,760
Cree, Inc.*	84,502	1,988,332
National Semiconductor Corp.	187,403	1,924,629
PMC — Sierra, Inc.*	278,024	1,773,793
Novellus Systems, Inc.*	104,687	1,740,945
LSI Corp.*	556,029	1,690,328
Atmel Corp.*	461,298	1,674,512
Varian Semiconductor Equipment Associates, Inc.*	76,342	1,653,568
Intersil Corp. — Class A	143,638	1,651,837
ON Semiconductor Corp.*	396,992	1,548,269
Cypress Semiconductor Corp.*	220,409	1,492,169
Microsemi Corp.*	127,535	1,479,406
Silicon Laboratories, Inc.*	55,711	1,470,770
Hittite Microwave Corp.*	43,675	1,362,660
Formfactor, Inc.*	72,975	1,315,010
Rambus, Inc.*	138,117	1,306,587
Atheros Communications, Inc.*	86,409	1,266,756
International Rectifier Corp.*	92,024	1,243,244
Semtech Corp.*	90,374	1,206,493
MKS Instruments, Inc.*	76,151	1,117,135
Tessera Technologies, Inc.*	81,406	1,088,398
Cymer, Inc.*	46,765	1,040,989
Teradyne, Inc.*	233,081	1,020,895
Integrated Device Technology, Inc.*	218,960	996,268
Power Integrations, Inc.	49,588	852,914
FEI Co.*	55,093	850,085

Total Common Stocks
(Cost $101,451,503)		109,800,916

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENT† 2.7%
Credit Suisse Group issued 03/31/09 at 0.15% due 04/01/09	$3,000,486	$3,000,486

Total Repurchase Agreement
(Cost $3,000,486)		3,000,486

Total Investments 102.2%
(Cost $104,451,989)		$112,801,402

Liabilities in Excess of Other Assets – (2.2)%		$(2,444,379)

Net Assets – 100.0%		$110,357,023

*	Non-Income Producing Security.

†	Repurchase Agreements — See Note 4.

ADR — American Depository Receipt.
See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	49
51

SCHEDULE OF INVESTMENTS
March 31, 2009
     ENERGY FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 99.6%

Exxon Mobil Corp.	85,636	$5,831,813
Chevron Corp.	56,708	3,813,046
BP PLC — SP ADR	91,161	3,655,556
Petroleo Brasileiro SA	108,777	3,314,435
Royal Dutch Shell PLC — SP ADR	63,405	2,808,841
Schlumberger Ltd.	56,990	2,314,934
ConocoPhillips	58,546	2,292,661
Occidental Petroleum Corp.	40,277	2,241,415
Canadian Natural Resources Ltd.	41,401	1,596,423
Transocean Ltd.*	25,851	1,521,073
Anadarko Petroleum Corp.	36,905	1,435,235
Apache Corp.	22,239	1,425,298
Marathon Oil Corp.	52,960	1,392,318
Hess Corp.	25,081	1,359,390
XTO Energy, Inc.	42,046	1,287,449
Devon Energy Corp.	28,494	1,273,397
National-Oilwell Varco, Inc.*	42,149	1,210,098
Tenaris SA — SP ADR	57,107	1,151,848
Talisman Energy, Inc.	109,324	1,147,902
Halliburton Co.	74,082	1,146,049
Chesapeake Energy Corp.	66,443	1,133,518
EOG Resources, Inc.	20,626	1,129,480
Nexen, Inc.	63,226	1,072,313
Noble Energy, Inc.	19,881	1,071,188
Southwestern Energy Co.*	35,473	1,053,193
Diamond Offshore Drilling, Inc.	15,702	987,028
Spectra Energy Corp.	68,102	962,962
Murphy Oil Corp.	21,295	953,377
Baker Hughes, Inc.	32,734	934,556
Weatherford International Ltd.*	83,770	927,334
Range Resources Corp.	22,229	914,946
Valero Energy Corp.	49,260	881,754
Cameco Corp.	49,846	855,856
Peabody Energy Corp.	33,732	844,649
Noble Corp.	33,121	797,885
Ultra Petroleum Corp.*	22,094	792,954
Williams Companies, Inc.	68,575	780,383
PetroHawk Energy Corp.*	38,754	745,239
Cameron International Corp.*	32,656	716,146
Denbury Resources, Inc.*	47,712	709,000
FMC Technologies, Inc.*	22,108	693,528
Consol Energy, Inc.	27,313	689,380
Smith International, Inc.	31,771	682,441
Newfield Exploration Co.*	28,486	646,632
Continental Resources, Inc.*	29,361	622,747
El Paso Corp.	98,706	616,912
ENSCO International, Inc.	23,346	616,334
Pride International, Inc.*	34,010	611,500
CNX Gas Corp.*	24,975	592,157
IHS Inc.*	13,045	537,193

		MARKET
	SHARES	VALUE

Concho Resources, Inc.*	20,560	$526,130
BJ Services Co.	52,558	522,952
Nabors Industries Ltd.*	52,045	519,930
Helmerich & Payne, Inc.	22,111	503,467
EXCO Resources, Inc.*	49,300	493,000
Cabot Oil & Gas Corp.	20,640	486,485
Sunoco, Inc.	17,313	458,448
Tidewater, Inc.	12,108	449,570
Plains Exploration & Production Co.*	24,742	426,305
Tesoro Corp.	31,368	422,527
Arch Coal, Inc.	30,810	411,930
Cimarex Energy Co.	19,258	353,962
Frontline Ltd.	17,746	308,603

Total Common Stocks
(Cost $62,344,104)		72,675,075

	FACE
	AMOUNT
REPURCHASE AGREEMENT† 1.4%
Credit Suisse Group issued 03/31/09 at 0.15% due 04/01/09	$1,053,892	1,053,892

Total Repurchase Agreement
(Cost $1,053,892)		1,053,892

Total Investments 101.0%
(Cost $63,397,996)		$73,728,967

Liabilities in Excess of Other Assets – (1.0)%		$(713,530)

Net Assets – 100.0%		$73,015,437

*	Non-Income Producing Security.

†	Repurchase Agreements — See Note 4.

ADR — American Depository Receipt.
50	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.
52

SCHEDULE OF INVESTMENTS
March 31, 2009
     ENERGY SERVICES FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 99.0%

Schlumberger Ltd.	215,531	$8,754,869
Transocean Ltd.*	96,292	5,665,821
National-Oilwell Varco, Inc.*	159,322	4,574,135
Halliburton Co.	280,044	4,332,281
Tenaris SA — SP ADR	212,716	4,290,482
Diamond Offshore Drilling, Inc.	59,560	3,743,942
Baker Hughes, Inc.	123,654	3,530,322
Weatherford International Ltd.*	312,280	3,456,940
Noble Corp.	123,456	2,974,055
Cameron International Corp.*	122,480	2,685,986
FMC Technologies, Inc.*	82,985	2,603,239
Smith International, Inc.	119,909	2,575,645
ENSCO International, Inc.	88,166	2,327,582
Pride International, Inc.*	128,755	2,315,015
IHS Inc.*	48,444	1,994,924
BJ Services Co.	198,705	1,977,115
Nabors Industries Ltd.*	197,038	1,968,410
Oceaneering International, Inc.*	51,945	1,915,212
Helmerich & Payne, Inc.	82,780	1,884,901
Dresser-Rand Group, Inc.*	82,539	1,824,112
Tidewater, Inc.	45,031	1,672,001
Dril-Quip, Inc.*	48,732	1,496,072
Rowan Companies, Inc.	117,411	1,405,410
Patterson-UTI Energy, Inc.	156,577	1,402,930
Atwood Oceanics, Inc.*	78,528	1,302,779
SEACOR Holdings, Inc.*	21,989	1,282,178
Superior Energy Services*	89,320	1,151,335
Unit Corp.*	53,779	1,125,057
Exterran Holdings, Inc.*	68,046	1,090,097
CARBO Ceramics, Inc.	32,728	930,784
RPC, Inc.	136,778	906,838
Oil States International, Inc.*	65,429	878,057

Total Common Stocks
(Cost $68,194,596)		80,038,526

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENT† 2.1%
Credit Suisse Group issued 03/31/09 at 0.15% due 04/01/09	$1,694,730	$1,694,730

Total Repurchase Agreement
(Cost $1,694,730)		1,694,730

Total Investments 101.1%
(Cost $69,889,326)		$81,733,256

Liabilities in Excess of Other Assets – (1.1)%		$(853,238)

Net Assets – 100.0%		$80,880,018

*	Non-Income Producing Security.

†	Repurchase Agreements — See Note 4.

ADR — American Depository Receipt.
See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	51
53

SCHEDULE OF INVESTMENTS
March 31, 2009
     FINANCIAL SERVICES FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 98.6%

JPMorgan Chase & Co.	23,802	$632,657
Goldman Sachs Group, Inc.	4,934	523,103
Wells Fargo & Co.	31,267	445,242
HSBC Holdings PLC — SP ADR	15,497	437,325
Bank of America Corp.	61,167	417,159
Credit Suisse Group AG — SP ADR	12,735	388,290
Bank of New York Mellon Corp.	13,124	370,753
Barclays PLC — SP ADR	39,086	332,231
U.S. Bancorp	22,079	322,574
Morgan Stanley	13,999	318,757
Travelers Companies, Inc.	7,363	299,232
CME Group, Inc.	1,213	298,871
State Street Corp.	9,024	277,759
Blackrock, Inc.	2,127	276,595
Charles Schwab Corp.	17,441	270,335
UBS AG — SP ADR*	25,562	241,050
Chubb Corp.	5,548	234,791
MetLife, Inc.	10,298	234,485
Northern Trust Corp.	3,836	229,470
American Express Co.	16,046	218,707
Franklin Resources, Inc.	4,041	217,689
ACE Ltd.	5,219	210,848
Aon Corp.	5,102	208,264
PNC Financial Services Group, Inc.	7,024	205,733
Marsh & McLennan Companies, Inc.	9,781	198,065
Progressive Corp.*	14,264	191,708
TD Ameritrade Holding Corp.*	13,629	188,216
Loews Corp.	8,036	177,596
Public Storage	3,097	171,109
AFLAC, Inc.	8,828	170,910
BB&T Corp.	10,039	169,860
T. Rowe Price Group, Inc.	5,677	163,838
Allstate Corp.	8,536	163,464
Invesco Ltd.	11,739	162,703
IntercontinentalExchange, Inc.*	2,146	159,813
Annaly Capital Management, Inc.	11,368	157,674
Brookfield Asset Management, Inc. — Class A	11,201	154,350
People’s United Financial, Inc.	8,579	154,165
Simon Property Group, Inc.	4,428	153,386
M&T Bank Corp.	3,280	148,387
Hudson City Bancorp, Inc.	12,544	146,639
Moody’s Corp.	6,350	145,542
Prudential Financial, Inc.	7,591	144,381
Fidelity National Financial, Inc. — Class A	7,337	143,145
Everest Re Group Ltd.	1,849	130,909
Plum Creek Timber Company, Inc. (REIT)	4,416	128,373

		MARKET
	SHARES	VALUE

Ameriprise Financial, Inc.	6,257	$128,206
Equity Residential	6,691	122,780
NYSE Euronext	6,737	120,592
KeyCorp	15,259	120,088
SunTrust Banks, Inc.	10,025	117,693
TFS Financial Corp.	9,631	116,824
Vornado Realty Trust	3,508	116,606
Cincinnati Financial Corp.	5,045	115,379
New York Community Bancorp, Inc.	10,316	115,230
Nasdaq Stock Market, Inc.*	5,827	114,093
HCP, Inc.	6,312	112,669
Boston Properties, Inc.	3,195	111,921
Unum Group	8,953	111,912
Willis Group Holdings Ltd.	5,047	111,034
Capital One Financial Corp.	8,969	109,781
PartnerRe Ltd.	1,764	109,491
RenaissanceRe Holdings Ltd.	2,211	109,312
Eaton Vance Corp.	4,779	109,200
Cullen/Frost Bankers, Inc.	2,305	108,197
AvalonBay Communities, Inc.	2,275	107,062
HCC Insurance Holdings, Inc.	4,211	106,075
Leucadia National Corp.*	7,072	105,302
W.R. Berkley Corp.	4,669	105,286
Comerica, Inc.	5,667	103,763
Raymond James Financial, Inc.	5,266	103,740
Commerce Bancshares, Inc.	2,809	101,967
Axis Capital Holdings Ltd.	4,512	101,700
Arch Capital Group Ltd.*	1,886	101,580
First Horizon National Corp.	9,370	100,634
Lazard Ltd. — Class A	3,408	100,195
Jefferies Group, Inc.	7,248	100,022
First American Corp.	3,765	99,810
Discover Financial Services	15,669	98,871
Federated Investors, Inc. — Class B	4,408	98,122
Brown & Brown, Inc.	5,188	98,105
Greenhill & Company, Inc.	1,327	97,999
Capitol Federal Financial	2,563	96,907
Markel Corp.*	340	96,519
Health Care REIT, Inc.	3,139	96,022
Transatlantic Holdings, Inc.	2,690	95,952
Digital Realty Trust, Inc.	2,890	95,890
Ventas, Inc.	4,221	95,437
Old Republic International Corp.	8,775	94,946
Federal Realty Investment Trust	2,060	94,760
SEI Investments Co.	7,757	94,713
Rayonier, Inc.	3,116	94,166
Brookfield Properties Corp.	16,270	93,390
BOK Financial Corp.	2,636	91,074
Reinsurance Group of America, Inc.	2,751	89,105
Alleghany Corp.*	325	88,123
Assurant, Inc.	4,019	87,534
Validus Holdings Ltd.	3,650	86,432
Nationwide Health Properties, Inc.	3,849	85,409

52	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.
54

SCHEDULE OF INVESTMENTS (concluded)
March 31, 2009
     FINANCIAL SERVICES FUND

		MARKET
	SHARES	VALUE

UMB Financial Corp.	1,999	$84,938
Associated Banc-Corp.	5,453	84,194
Aspen Insurance Holdings Ltd.	3,718	83,506
BancorpSouth, Inc.	3,995	83,256
Realty Income Corp.	4,409	82,977
Odyssey Re Holdings Corp.	2,174	82,460
Legg Mason, Inc.	5,170	82,203
Affiliated Managers Group, Inc.*	1,966	82,002
Torchmark Corp.	3,106	81,470
CNA Financial Corp.	8,894	81,469
Allied World Assurance Company Holdings Ltd	2,125	80,814
Liberty Property Trust	4,231	80,135
City National Corp.	2,286	77,198
Erie Indemnity Co. — Class A	2,258	77,178
American Financial Group, Inc.	4,800	77,040
Valley National Bancorp	6,134	75,878
TCF Financial Corp.	6,342	74,582
ProAssurance Corp.*	1,594	74,312
Bank of Hawaii Corp.	2,239	73,842
Host Hotels & Resorts, Inc.	18,393	72,101
Marshall & Ilsley Corp.	12,487	70,302
Senior Housing Properties Trust	4,999	70,086
Essex Property Trust, Inc.	1,210	69,381
Endurance Specialty Holdings Ltd.	2,778	69,283
Regency Centers Corp.	2,605	69,215
American National Insurance Co.	1,314	68,867
Hartford Financial Services Group, Inc.	8,736	68,578
SLM Corp.*	13,540	67,023
Highwoods Properties, Inc.	3,125	66,938
Mercury General Corp.	2,231	66,261
Arthur J. Gallagher & Co.	3,858	65,586
AMB Property Corp.	4,472	64,397
ProLogis	9,659	62,784
First Niagara Financial Group, Inc.	5,759	62,773
Principal Financial Group, Inc.	7,635	62,454
Knight Capital Group, Inc. — Class A*	4,235	62,424
White Mountains Insurance Group Ltd.	360	61,888
Hanover Insurance Group, Inc.	2,145	61,819
The St. Joe Co.*	3,669	61,419
KIMCO Realty Corp.	7,929	60,419
UDR, Inc.	6,516	56,103
Zions Bancorporation	5,508	54,144
Alexandria Real Estate Equities, Inc.	1,394	50,742

		MARKET
	SHARES	VALUE

Lincoln National Corp.	7,476	$50,014
Duke Realty Corp.	7,086	38,973

Total Common Stocks
(Cost $18,399,193)		19,777,201

Total Investments 98.6%
(Cost $18,399,193)		$19,777,201

Other Assets in Excess of Liabilities – 1.4%		$280,156

Net Assets – 100.0%		$20,057,357

*	Non-Income Producing Security.

ADR — American Depository Receipt.

REIT — Real Estate Investment Trust.
See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	53
55

SCHEDULE OF INVESTMENTS
March 31, 2009
     HEALTH CARE FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 99.3%

Johnson & Johnson, Inc.	22,577	$1,187,550
Novartis AG — SP ADR	24,860	940,454
Pfizer, Inc.	67,135	914,379
GlaxoSmithKline PLC — SP ADR	27,702	860,701
Sanofi-Aventis — SP ADR	30,628	855,440
Abbott Laboratories	17,373	828,692
Wyeth	17,844	768,006
Merck & Company, Inc.	28,072	750,926
Amgen, Inc.*	14,531	719,575
Schering-Plough Corp.	30,228	711,869
AstraZeneca PLC — SP ADR	19,568	693,686
Teva Pharmaceutical Industries Ltd. — SP ADR	14,977	674,714
Bristol-Myers Squibb Co.	30,081	659,375
Gilead Sciences, Inc.*	14,128	654,409
Eli Lilly & Co.	17,643	589,453
Alcon, Inc. — SP ADR	6,155	559,551
Medtronic, Inc.	18,635	549,173
Baxter International, Inc.	10,588	542,317
Medco Health Solutions, Inc.*	10,902	450,689
UnitedHealth Group, Inc.	20,956	438,609
Allergan, Inc.	9,140	436,526
Celgene Corp.*	9,719	431,524
WellPoint, Inc.*	11,243	426,897
Biogen Idec, Inc.*	7,917	415,009
Covidien Ltd.	11,940	396,886
Thermo Fisher Scientific, Inc.*	11,070	394,867
Becton, Dickinson & Co.	5,859	393,959
Genzyme Corp.*	6,458	383,541
St. Jude Medical, Inc.*	10,171	369,512
Stryker Corp.	10,198	347,140
Boston Scientific Corp.*	43,216	343,567
Express Scripts, Inc.*	6,910	319,035
Cardinal Health, Inc.	10,066	316,878
Aetna, Inc.	12,443	302,738
Quest Diagnostics, Inc.	6,289	298,602
McKesson Corp.	7,999	280,285
C.R. Bard, Inc.	3,504	279,339
Zimmer Holdings, Inc.*	7,523	274,589
Life Technologies Corp.*	8,449	274,424
Illumina, Inc.*	6,895	256,770
Hospira, Inc.*	8,279	255,490
Laboratory Corporation of America Holdings*	4,346	254,198
Shire PLC — SP ADR	6,810	244,751
Forest Laboratories, Inc.*	11,114	244,063
Myriad Genetics, Inc.*	5,176	235,353
CIGNA Corp.	13,179	231,819
Mylan, Inc.*	16,730	224,349

		MARKET
	SHARES	VALUE

AmerisourceBergen Corp.	6,640	$216,862
Cephalon, Inc.*	3,088	210,293
DaVita, Inc.*	4,730	207,883
Vertex Pharmaceuticals, Inc.*	7,091	203,724
DENTSPLY International, Inc.	7,541	202,476
Henry Schein, Inc.*	5,010	200,450
Hologic, Inc.*	15,042	196,900
Waters Corp.*	5,238	193,544
Edwards Lifesciences Corp.*	3,190	193,410
Intuitive Surgical, Inc.*	2,016	192,246
Beckman Coulter, Inc.	3,739	190,726
Varian Medical Systems, Inc.*	6,111	186,019
Millipore Corp.*	3,235	185,721
Humana, Inc.*	6,772	176,614
Omnicare, Inc.	6,580	161,144
ResMed, Inc.*	4,420	156,203
Warner Chilcott Ltd.*	13,562	142,672

Total Common Stocks
(Cost $22,607,946)		26,198,566

Total Investments 99.3%
(Cost $22,607,946)		$26,198,566

Other Assets in Excess of Liabilities – 0.7%		$171,957

Net Assets – 100.0%		$26,370,523

*	Non-Income Producing Security.

ADR — American Depository Receipt.
54	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.
56

SCHEDULE OF INVESTMENTS
March 31, 2009
     INTERNET FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 99.7%

Cisco Systems, Inc.*	349,721	$5,864,821
Google, Inc. — Class A*	16,256	5,658,063
Qualcomm, Inc.	133,837	5,207,598
Amazon.com, Inc.*	64,897	4,766,036
Yahoo!, Inc.*	252,545	3,235,102
Research In Motion Ltd.*	68,035	2,930,268
eBay, Inc.*	231,041	2,901,875
Symantec Corp.*	178,704	2,669,838
Time Warner, Inc.	131,790	2,543,547
Intuit, Inc.*	89,860	2,426,220
Broadcom Corp. — Class A*	121,151	2,420,597
BMC Software, Inc.*	67,680	2,233,440
Baidu.com — SP ADR*	12,482	2,204,321
Juniper Networks, Inc.*	128,716	1,938,463
McAfee, Inc.*	56,160	1,881,360
Akamai Technologies, Inc.*	95,488	1,852,467
Check Point Software Technologies Ltd.*	77,219	1,715,034
Red Hat, Inc.*	95,204	1,698,439
Priceline.com, Inc.*	20,952	1,650,599
VeriSign, Inc.*	81,621	1,540,188
Netflix, Inc.*	35,746	1,534,218
Expedia, Inc.*	150,490	1,366,449
Equinix, Inc.*	23,062	1,294,931
IAC/InterActiveCorp*	80,762	1,230,005
Sohu.com, Inc.*	28,662	1,184,027
F5 Networks, Inc.*	51,144	1,071,467
Time Warner Cable, Inc.	33,084	820,489

Total Common Stocks
(Cost $60,382,755)		65,839,862

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENT† 0.4%
Credit Suisse Group issued 03/31/09 at 0.15% due 04/01/09	$263,820	$263,820

Total Repurchase Agreement
(Cost $263,820)		263,820

Total Investments 100.1%
(Cost $60,646,575)		$66,103,682

Liabilities in Excess of Other Assets – (0.1)%		$(62,421)

Net Assets – 100.0%		$66,041,261

*	Non-Income Producing Security.

†	Repurchase Agreements — See Note 4.

ADR — American Depository Receipt.
See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	55
57

SCHEDULE OF INVESTMENTS
March 31, 2009
     LEISURE FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 99.6%

McDonald’s Corp.	7,290	$397,815
Walt Disney Co.	15,603	283,350
Activision Blizzard Inc.*	19,818	207,296
Time Warner, Inc.	10,638	205,313
Carnival Corp.	9,433	203,753
Yum! Brands, Inc.	6,658	182,962
News Corp. — Class A	27,434	181,613
Viacom, Inc. — Class B*	10,162	176,616
Starbucks Corp.*	14,968	166,294
Electronic Arts, Inc.*	7,369	134,042
Darden Restaurants, Inc.	3,715	127,276
Marriott International, Inc. — Class A	7,487	122,487
Tim Hortons, Inc.	4,459	113,125
Hasbro, Inc.	3,861	96,795
Mattel, Inc.	8,155	94,027
Burger King Holdings, Inc.	4,093	93,934
Penn National Gaming, Inc.*	3,395	81,989
Regal Entertainment Group — Class A	6,016	80,675
Wendy’s/Arby’s Group, Inc. — Class A	15,787	79,409
International Game Technology, Inc.	8,328	76,784
Brinker International, Inc.	4,914	74,201
Marvel Entertainment, Inc.*	2,787	73,995
Panera Bread Co. — Class A*	1,292	72,223
Starwood Hotels & Resorts Worldwide, Inc.	5,650	71,755
DreamWorks Animation SKG, Inc. — Class A*	3,163	68,447
Time Warner Cable, Inc.	2,671	66,239
Choice Hotels International, Inc.	2,510	64,808
Jack in the Box, Inc.*	2,628	61,206
Chipotle Mexican Grill, Inc. — Class A*	919	61,003
Royal Caribbean Cruises Ltd.	7,570	60,636
Wynn Resorts Ltd.*	2,928	58,472
Cinemark Holdings, Inc.	6,056	56,866
Las Vegas Sands Corp.*	17,789	53,545
Scientific Games Corp. — Class A*	4,369	52,909
WMS Industries, Inc.*	2,399	50,163
Bally Technologies, Inc.*	2,600	47,892
Bob Evans Farms, Inc.	2,126	47,665
Take-Two Interactive Software, Inc.	5,416	45,224
Polaris Industries, Inc.	2,013	43,159
Vail Resorts, Inc.*	2,054	41,963
CEC Entertainment, Inc.*	1,591	41,175
Sonic Corp.*	4,083	40,912
Eastman Kodak Co.	10,435	39,653

		MARKET
	SHARES	VALUE

Pool Corp.	2,872	$38,485
International Speedway Corp. — Class A	1,714	37,811
Wyndham Worldwide Corp.	8,611	36,166
Speedway Motorsports, Inc.	2,816	33,285
Life Time Fitness, Inc.*	2,626	32,983
Callaway Golf Co.	4,536	32,568
MGM MIRAGE*	9,208	21,455

Total Common Stocks
(Cost $4,433,958)		4,632,419

WARRANTS 0.0%
Krispy Kreme Doughnuts, Inc.* $12.21, 03/02/12	350	$4

Total Warrants
(Cost $—)		4

Total Investments 99.6%
(Cost $4,433,958)		$4,632,423

Other Assets in Excess of Liabilities – 0.4%		$20,553

Net Assets – 100.0%		$4,652,976

*	Non-Income Producing Security.
56	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.
58

SCHEDULE OF INVESTMENTS
March 31, 2009
     PRECIOUS METALS FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 99.6%

Freeport-McMoRan Copper & Gold, Inc.	471,887	$17,983,614
Goldcorp, Inc.	400,286	13,337,529
Newmont Mining Corp.	276,874	12,392,880
Agnico-Eagle Mines Ltd.	201,424	11,465,054
AngloGold Ashanti Ltd. — SP ADR	296,514	10,899,855
Yamana Gold, Inc.	1,162,044	10,748,907
Barrick Gold Corp.	329,973	10,697,725
Kinross Gold Corp.	592,092	10,580,684
Randgold Resources Ltd. — SP ADR	175,452	9,535,816
Silver Wheaton Corp.*	1,149,366	9,459,282
Gold Fields Ltd. — SP ADR	823,784	9,341,711
Cia de Minas Buenaventura SA — SP ADR	366,008	8,776,872
Iamgold Corp.	878,172	7,508,371
Eldorado Gold Corp.*	794,622	7,151,598
Royal Gold, Inc.	152,100	7,112,196
Pan American Silver Corp.*	383,801	6,685,813
Harmony Gold Mining Company Ltd. — SP ADR*	606,900	6,639,486
Silver Standard Resources, Inc.*	344,856	5,559,079
Golden Star Resources Ltd.*	3,767,271	5,500,216
Allied Nevada Gold Corp.*	869,270	5,085,229
Novagold Resources, Inc.*	1,830,552	5,052,323
Hecla Mining Co.*	2,490,381	4,980,762
Stillwater Mining Co.*	1,185,653	4,386,916

Total Common Stocks
(Cost $118,906,037)		200,881,918

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENT† 1.2%
Credit Suisse Group issued 03/31/09 at 0.15% due 04/01/09	$2,410,821	$2,410,821

Total Repurchase Agreement
(Cost $2,410,821)		2,410,821

Total Investments 100.8%
(Cost $121,316,858)		$203,292,739

Liabilities in Excess of Other Assets – (0.8)%		$(1,542,025)

Net Assets – 100.0%		$201,750,714

*	Non-Income Producing Security.

†	Repurchase Agreements — See Note 4.

ADR — American Depository Receipt.
See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	57
59

SCHEDULE OF INVESTMENTS
March 31, 2009
     RETAILING FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 99.2%

Wal-Mart Stores, Inc.	178,198	$9,284,116
Amazon.com, Inc.*	59,088	4,339,423
Home Depot, Inc.	173,993	4,099,275
CVS Caremark Corp.	143,362	3,941,021
Target Corp.	94,393	3,246,175
Walgreen Co.	120,169	3,119,587
Lowe’s Companies, Inc.	170,646	3,114,289
Best Buy Company, Inc.	76,045	2,886,668
Costco Wholesale Corp.	59,765	2,768,315
Kohl’s Corp.*	55,794	2,361,202
Staples, Inc.	128,041	2,318,822
TJX Companies, Inc.	90,140	2,311,190
AutoZone, Inc.*	13,043	2,121,053
The Gap, Inc.	152,495	1,980,910
Bed Bath & Beyond, Inc.*	64,800	1,603,800
Sherwin-Williams Co.	30,837	1,602,599
Sears Holdings Corp.*	33,081	1,512,133
Family Dollar Stores, Inc.	44,662	1,490,371
O’Reilly Automotive, Inc.*	42,064	1,472,661
Ross Stores, Inc.	40,295	1,445,785
J.C. Penney Company, Inc.	69,898	1,402,853
GameStop Corp. — Class A*	49,494	1,386,822
Advance Auto Parts, Inc.	33,656	1,382,588
Genuine Parts Co.	44,399	1,325,754
Nordstrom, Inc.	79,006	1,323,350
Dollar Tree, Inc.*	28,908	1,287,851
CarMax, Inc.*	102,083	1,269,913
AutoNation, Inc.*	88,762	1,232,017
Priceline.com, Inc.*	15,422	1,214,945
Macy’s, Inc.	131,712	1,172,237
American Eagle Outfitters, Inc.	93,300	1,141,992
Netflix, Inc.*	25,777	1,106,349
Petsmart, Inc.	50,574	1,060,031
Limited Brands, Inc.	120,279	1,046,427
Urban Outfitters, Inc.*	63,538	1,040,117
Tiffany & Co.	47,462	1,023,281
Big Lots, Inc.*	49,078	1,019,841
Abercrombie & Fitch Co. — Class A	42,593	1,013,713
Guess?, Inc.	48,062	1,013,147
LKQ Corp.*	69,903	997,516
Expedia, Inc.*	109,699	996,067
Aeropostale, Inc.*	35,488	942,561
Foot Locker, Inc.	87,520	917,210
BJ’s Wholesale Club, Inc.*	27,824	890,090
Tractor Supply Co.*	20,385	735,083
Aaron Rents, Inc.	26,484	706,063
RadioShack Corp.	64,288	550,948

Total Common Stocks
(Cost $81,040,196)		86,218,161

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENT† 0.7%
Credit Suisse Group issued 03/31/09 at 0.15% due 04/01/09	$570,040	$570,040

Total Repurchase Agreement
(Cost $570,040)		570,040

Total Investments 99.9%
(Cost $81,610,236)		$86,788,201

Other Assets in Excess of Liabilities – 0.1%		$64,159

Net Assets – 100.0%		$86,852,360

*	Non-Income Producing Security.

†	Repurchase Agreements — See Note 4.
58	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.
60

SCHEDULE OF INVESTMENTS
March 31, 2009
     TECHNOLOGY FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 99.9%

Microsoft Corp.	34,985	$642,674
International Business Machines Corp.	5,963	577,755
Apple, Inc.*	4,885	513,511
Cisco Systems, Inc.*	29,174	489,248
Oracle Corp.*	26,645	481,475
Intel Corp.	31,292	470,945
Google, Inc. — Class A*	1,330	462,920
Qualcomm, Inc.	10,611	412,874
Hewlett-Packard Co.	12,773	409,502
Taiwan Semiconductor Manufacturing Company Ltd. — SP ADR	39,823	356,416
SAP AG — SP ADR	9,260	326,785
Nokia Oyj — SP ADR	27,124	316,537
Canon, Inc. — SP ADR	10,604	307,834
Visa, Inc.	4,974	276,554
Corning, Inc.	19,449	258,088
EMC Corp*	21,544	245,602
Telefonaktiebolaget LM Ericsson — SP ADR	29,724	240,467
Texas Instruments, Inc.	14,347	236,869
MasterCard, Inc.	1,378	230,787
Yahoo!, Inc.*	17,254	221,024
Research In Motion Ltd.*	5,052	217,590
Dell, Inc.*	21,669	205,422
Automatic Data Processing, Inc.	5,769	202,838
eBay, Inc.*	16,027	201,299
Activision Blizzard Inc.*	18,498	193,489
Applied Materials, Inc.	17,907	192,500
Infosys Technologies Ltd. — SP ADR	7,164	190,777
Accenture Ltd. — Class A	6,756	185,722
Symantec Corp.*	12,053	180,072
Adobe Systems, Inc.*	7,956	170,179
Broadcom Corp. — Class A*	7,843	156,703
Intuit, Inc.*	5,790	156,330
Paychex, Inc.	5,902	151,504
CA, Inc.	8,508	149,826
AU Optronics Corp. — SP ADR	17,041	142,974
BMC Software, Inc.*	4,185	138,105
ASML Holding NV	7,845	137,366
Western Union Co.	10,810	135,882
Marvell Technology Group Ltd.*	14,392	131,831
Baidu.com — SP ADR*	732	129,271
Juniper Networks, Inc.*	8,493	127,905
Fiserv, Inc.*	3,502	127,683
Cognizant Technology Solutions Corp. — Class A*	6,092	126,653
Electronic Arts, Inc.*	6,881	125,165
NVIDIA Corp.*	12,435	122,609
Western Digital Corp.*	6,307	121,977
Xilinx, Inc.	6,245	119,654

		MARKET
	SHARES	VALUE

McAfee, Inc.*	3,457	$115,809
Altera Corp.	6,593	115,707
Amphenol Corp.	4,045	115,242
Computer Sciences Corp.*	3,123	115,051
Analog Devices, Inc.	5,867	113,057
Linear Technology Corp.	4,696	107,914
Salesforce.com, Inc.*	3,287	107,584
NetApp, Inc.*	7,215	107,071
Affiliated Computer Services, Inc. — Class A*	2,235	107,034
Check Point Software Technologies Ltd.*	4,779	106,142
Akamai Technologies, Inc.*	5,441	105,555
Microchip Technology, Inc.	4,926	104,382
Agilent Technologies, Inc.*	6,764	103,963
MEMC Electronic Materials, Inc.*	6,217	102,518
Red Hat, Inc.*	5,569	99,351
Citrix Systems, Inc.*	4,349	98,461
Amdocs Ltd.*	5,293	98,026
Fidelity National Information Services, Inc.	5,354	97,443
Autodesk, Inc.*	5,705	95,901
Broadridge Financial Solutions, Inc.	5,050	93,981
SAIC, Inc.*	4,990	93,163
Tyco Electronics Ltd.	8,411	92,857
VeriSign, Inc.*	4,918	92,803
KLA-Tencor Corp.	4,562	91,240
Teradata Corp.*	5,524	89,599
Synopsys, Inc.*	4,275	88,621
Lender Processing Services, Inc.	2,890	88,463
Hewitt Associates, Inc. — Class A*	2,950	87,792
SanDisk Corp.*	6,776	85,716
FactSet Research Systems Inc.	1,698	84,883
Lam Research Corp.*	3,680	83,794
Sybase, Inc.*	2,764	83,722
Total System Services, Inc.	5,994	82,777
Nuance Communications, Inc.*	7,530	81,776
Global Payments, Inc.	2,409	80,485
Harris Corp.	2,725	78,862
Xerox Corp.	17,125	77,919
Cree, Inc.*	3,258	76,661
Avnet, Inc.*	4,311	75,486
VMware, Inc.*	3,190	75,348
National Semiconductor Corp.	7,232	74,273
ANSYS, Inc.*	2,940	73,794
Equinix, Inc.*	1,305	73,276
Arrow Electronics, Inc.*	3,816	72,733
Flir Systems, Inc.*	3,550	72,704
Alliance Data Systems Corp.*	1,929	71,277
Genpact Ltd.*	7,831	69,383
IAC/InterActiveCorp*	4,541	69,159
Ingram Micro, Inc. — Class A*	5,465	69,078
Trimble Navigation Ltd.*	4,362	66,651
F5 Networks, Inc.*	2,870	60,127

See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	59
61

SCHEDULE OF INVESTMENTS (concluded)
March 31, 2009
     TECHNOLOGY FUND

		MARKET
	SHARES	VALUE

Mettler-Toledo International, Inc.*	1,100	$56,463
Itron, Inc.*	1,160	54,926
Lexmark International, Inc.*	2,760	46,561
NCR Corp.*	5,453	43,351

Total Common Stocks
(Cost $13,683,259)		16,495,108

Total Investments 99.9%
(Cost $13,683,259)		$16,495,108

Other Assets in Excess of Liabilities – 0.1%		$24,527

Net Assets – 100.0%		$16,519,635

*	Non-Income Producing Security.

ADR — American Depository Receipt.
60	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.
62

SCHEDULE OF INVESTMENTS
March 31, 2009
     TELECOMMUNICATIONS FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 99.6%

AT&T, Inc.	54,530	$1,374,156
Cisco Systems, Inc.*	70,738	1,186,276
Verizon Communications, Inc.	37,341	1,127,698
Vodafone Group PLC — SP ADR	62,982	1,097,146
Qualcomm, Inc.	27,070	1,053,294
Deutsche Telekom AG — SP ADR	72,610	896,734
Nokia Oyj — SP ADR	70,684	824,882
Corning, Inc.	56,704	752,462
America Movil SAB de CV — SP ADR	27,593	747,218
Telefonaktiebolaget LM Ericsson — SP ADR	82,895	670,621
Sprint Nextel Corp.*	166,745	595,280
Research In Motion Ltd.*	13,766	592,902
American Tower Corp. — Class A*	16,895	514,115
MetroPCS Communications, Inc.*	26,114	446,027
Motorola, Inc.	103,533	437,945
Crown Castle International Corp.*	19,306	394,035
Juniper Networks, Inc.*	26,044	392,223
Embarq Corp.	9,784	370,324
Qwest Communications International, Inc.	107,274	366,877
Tele Norte Leste Participacoes SA — ADR	24,381	337,433
SBA Communications Corp.*	13,613	317,183
Alcatel-Lucent*	170,089	316,366
Windstream Corp.	36,158	291,433
CenturyTel, Inc.	10,051	282,634
Harris Corp.	8,755	253,370
Tellabs, Inc.*	53,638	245,662
Frontier Communications Corp.	32,725	234,966
NII Holdings, Inc. — Class B*	15,168	227,520
F5 Networks, Inc.*	10,339	216,602
U.S. Cellular Corp.*	6,266	208,908
Level 3 Communications, Inc.*	213,827	196,721

Total Common Stocks
(Cost $15,160,482)		16,969,013

Total Investments 99.6%
(Cost $15,160,482)		$16,969,013

Other Assets in Excess of Liabilities – 0.4%		$59,744

Net Assets – 100.0%		$17,028,757

*	Non-Income Producing Security.

ADR — American Depository Receipt.
See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	61
63

SCHEDULE OF INVESTMENTS
March 31, 2009
     TRANSPORTATION FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 99.2%

United Parcel Service, Inc. — Class B	43,491	$2,140,627
Union Pacific Corp.	39,800	1,636,178
Burlington Northern Santa Fe Corp.	26,542	1,596,501
Canadian National Railway Co.	43,254	1,533,354
Norfolk Southern Corp.	39,069	1,318,579
FedEx Corp.	28,860	1,283,981
CSX Corp.	46,241	1,195,330
CH Robinson Worldwide, Inc.	25,809	1,177,149
Expeditors International of Washington, Inc.	36,536	1,033,603
Southwest Airlines Co.	137,551	870,698
J.B. Hunt Transport Services, Inc.	35,686	860,390
Delta Air Lines, Inc.*	126,599	712,752
Landstar System, Inc.	20,036	670,605
Knight Transportation, Inc.	40,734	617,527
Heartland Express, Inc.	41,450	613,875
Kirby Corp.*	22,584	601,638
UTI Worldwide, Inc.	47,800	571,210
Ryder System, Inc.	19,286	545,987
Werner Enterprises, Inc.	34,437	520,687
Old Dominion Freight Line, Inc.*	21,634	508,183
Copa Holdings SA	17,370	497,998
Hertz Global Holdings, Inc.*	120,338	472,928
Kansas City Southern*	34,961	444,354
Con-way Inc.	24,185	433,637
Alexander & Baldwin, Inc.	21,545	410,001
SkyWest, Inc.	31,195	388,066
Continental Airlines, Inc. — Class B*	42,893	377,887
Genesee & Wyoming, Inc. — Class A*	17,733	376,826
JetBlue Airways Corp.*	98,251	358,616
Alaska Air Group, Inc.*	18,915	332,337
AMR Corp.*	102,442	326,790
UAL Corp.*	53,474	239,564

Total Common Stocks
(Cost $23,312,000)		24,667,858

Total Investments 99.2%
(Cost $23,312,000)		$24,667,858

Other Assets in Excess of Liabilities – 0.8%		$208,285

Net Assets – 100.0%		$24,876,143

*	Non-Income Producing Security.
62	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.
64

SCHEDULE OF INVESTMENTS
March 31, 2009
     UTILITIES FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 99.5%

Exelon Corp.	19,083	$866,177
FPL Group, Inc.	15,554	789,054
Southern Co.	25,714	787,363
Duke Energy Corp.	50,192	718,749
Dominion Resources, Inc.	22,110	685,189
PG&E Corp.	17,315	661,779
Public Service Enterprise Group, Inc.	21,555	635,226
Entergy Corp.	8,666	590,068
Sempra Energy	12,693	586,924
Consolidated Edison, Inc.	14,207	562,739
PPL Corp.	18,837	540,810
Progress Energy, Inc.	14,570	528,308
FirstEnergy Corp.	13,278	512,531
Edison International	17,749	511,349
Xcel Energy, Inc.	26,772	498,762
American Electric Power Company, Inc.	19,326	488,175
Questar Corp.	12,270	361,106
Wisconsin Energy Corp.	8,703	358,303
EQT CORP	10,754	336,923
DTE Energy Co.	11,730	324,921
SCANA Corp.	10,391	320,978
NRG Energy, Inc.*	18,146	319,370
Constellation Energy Group, Inc.	15,309	316,284
Ameren Corp.	13,571	314,712
NSTAR	9,729	310,161
Northeast Utilities	14,363	310,097
Calpine Corp.*	42,541	289,704
American Water Works Company, Inc.	14,972	288,061
CenterPoint Energy, Inc.	27,473	286,543
DPL, Inc.	12,669	285,559
CMS Energy Corp.	23,828	282,124
Aqua America, Inc.	14,062	281,240
National Fuel Gas Co.	9,141	280,354
Allegheny Energy, Inc.	12,020	278,503
AES Corp.*	47,721	277,259
UGI Corp.	11,337	267,667
NiSource, Inc.	27,142	265,992
MDU Resources Group, Inc.	16,430	265,180
ITC Holdings Corp.	6,014	262,331
Alliant Energy Corp.	10,594	261,566
Pinnacle West Capital Corp.	9,665	256,702
TECO Energy, Inc.	22,641	252,447
Energen Corp.	8,544	248,887
Piedmont Natural Gas Co.	9,581	248,052
OGE Energy Corp.	10,354	246,632
Atmos Energy Corp.	10,497	242,691
NV Energy, Inc.	25,020	234,938

		MARKET
	SHARES	VALUE

Pepco Holdings, Inc.	18,244	$227,685
Oneok, Inc.	9,895	223,924
AGL Resources, Inc.	8,406	223,011
WGL Holdings, Inc.	6,724	220,547
Westar Energy, Inc.	12,484	218,845
Nicor, Inc.	6,217	206,591
Vectren Corp.	9,610	202,675
Cleco Corp.	9,248	200,589
Integrys Energy Group, Inc.	7,340	191,134
New Jersey Resources Corp.	5,615	190,798
Mirant Corp.*	16,357	186,470
Great Plains Energy, Inc.	13,301	179,164
Ormat Technologies, Inc.	6,490	178,215
Hawaiian Electric Industries, Inc.	11,054	151,882
Reliant Energy, Inc.*	44,566	142,166

Total Common Stocks
(Cost $19,624,140)		21,782,186

Total Investments 99.5%
(Cost $19,624,140)		$21,782,186

Other Assets in Excess of Liabilities – 0.5%		$119,946

Net Assets – 100.0%		$21,902,132

*	Non-Income Producing Security.
See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	63

STATEMENTS OF ASSETS AND LIABILITIES

			Basic	Bio-	Consumer
	Banking		Materials	technology	Products
	Fund		Fund	Fund	Fund

Assets
Investment Securities	$28,916,442		$110,945,166	$80,601,920	$31,762,037
Repurchase Agreements	—		1,956,362	—	—

Total Investments	28,916,442		112,901,528	80,601,920	31,762,037
Receivable for Securities Sold	58,319		1,158,043	14,437,721	—
Receivable for Fund Shares Sold	357,620		2,503,763	215,704	102,275
Investment Income Receivable	32,103		116,648	62,661	151,922
Other Assets	—		—	—	—

Total Assets	29,364,484		116,679,982	95,318,006	32,016,234

Liabilities
Payable for Securities Purchased	—		2,958,463	—	—
Payable for Fund Shares Redeemed	56,637		2,150,790	1,530,876	132,881
Investment Advisory Fees Payable	12,054		37,841	50,549	22,039
Transfer Agent and Administrative Fees Payable	3,545		11,130	14,867	6,482
Distribution and Service Fees Payable	3,197		4,846	7,198	7,028
Portfolio Accounting Fees Payable	1,418		4,452	5,947	2,593
Custody Fees Payable	977		1,547	2,492	859
Overdraft Due to Custodian Bank	396		—	12,784,136	45,259
Other Accrued Fees	7,386		28,841	43,715	17,665

Total Liabilities	85,610		5,197,910	14,439,780	234,806

Net Assets	$29,278,874		$111,482,072	$80,878,226	$31,781,428

Net Assets Consist Of
Paid-In Capital	$82,695,233		$148,273,895	$251,770,857	$49,057,375
Undistributed Net Investment Income (Loss)	421,335		185,140	—	502,726
Accumulated Net Realized Loss on Investments	(56,004,822)		(44,261,987)	(192,284,898)	(17,870,523)
Net Unrealized Appreciation on Investments	2,167,128		7,285,024	21,392,267	91,850

Net Assets	$29,278,874		$111,482,072	$80,878,226	$31,781,428

Investor Class	$23,804,493		$98,766,859	$65,828,843	$14,703,070
Advisor Class	2,509,220		4,704,888	6,674,966	11,113,346
A-Class	851,292		3,985,936	4,346,499	2,897,697
C-Class	2,113,869		4,024,389	4,027,918	3,067,315
Shares Outstanding
Investor Class	729,673	†	3,601,085	3,397,955	557,109
Advisor Class	82,657	†	180,559	365,451	443,012
A-Class	27,758	†	150,905	235,519	114,219
C-Class	70,696	†	159,474	225,458	125,936
Net Asset Values
Investor Class	$32.62	†	$27.43	$19.37	$26.39
Advisor Class	30.36	†	26.06	18.27	25.09
A-Class	30.67	†	26.41	18.45	25.37
A-Class Maximum Offering Price*	32.20	†	27.73	19.37	26.64
C-Class	29.90	†	25.24	17.87	24.36

Cost of Investments	$26,749,314		$105,616,504	$59,209,653	$31,670,187

*	Net asset value adjusted for the maximum sales charge of 4.75% of offering price, calculated NAV/(1-4.75%).

†	Amounts have been restated to reflect reverse share split effective April 20, 2009:

Banking Fund and Financial Services Fund 1:10 reverse share split.

Electronics Fund 1:5 reverse share split.
64	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

March 31, 2009

			Energy	Financial		Health			Precious
Electronics		Energy	Services	Services		Care	Internet	Leisure	Metals
Fund		Fund	Fund	Fund		Fund	Fund	Fund	Fund

$109,800,916		$72,675,075	$80,038,526	$19,777,201		$26,198,566	$65,839,862	$4,632,423	$200,881,918
3,000,486		1,053,892	1,694,730	—		—	263,820	—	2,410,821

112,801,402		73,728,967	81,733,256	19,777,201		26,198,566	66,103,682	4,632,423	203,292,739
1,662,625		864,789	—	27,995		874,095	—	109,055	2,412,178
1,584,085		41,660	391,440	548,524		5,100,533	32,228	4,507	2,687,213
59,898		89,391	45,624	37,413		118,809	—	995	24,955
1,428		—	—	—		—	—	—	—

116,109,438		74,724,807	82,170,320	20,391,133		32,292,003	66,135,910	4,746,980	208,417,085

3,487,091		—	738,461	—		4,824,932	—	—	2,374,538
2,188,408		1,595,540	432,911	269,090		321,581	38,355	83,437	4,039,387
45,423		46,994	47,909	8,670		16,823	31,970	1,204	103,831
13,360		13,822	14,091	2,550		4,948	9,403	354	34,610
990		10,637	9,525	2,064		7,059	1,966	238	19,150
5,344		5,529	5,636	1,020		1,979	3,761	142	13,844
1,768		1,847	1,974	361		730	1,241	47	4,709
—		—	—	45,260		725,308	—	7,423	—
10,031		35,001	39,795	4,761		18,120	7,953	1,159	76,302

5,752,415		1,709,370	1,290,302	333,776		5,921,480	94,649	94,004	6,666,371

$110,357,023		$73,015,437	$80,880,018	$20,057,357		$26,370,523	$66,041,261	$4,652,976	$201,750,714

$241,495,604		$98,190,026	$164,818,674	$72,312,688		$67,172,245	$95,023,417	$19,259,906	$212,602,443
—		—	—	216,508		113,695	—	—	(642,071)
(139,487,994)		(35,505,560)	(95,782,586)	(53,849,847)		(44,506,037)	(34,439,263)	(14,805,395)	(92,185,539)
8,349,413		10,330,971	11,843,930	1,378,008		3,590,620	5,457,107	198,465	81,975,881

$110,357,023		$73,015,437	$80,880,018	$20,057,357		$26,370,523	$66,041,261	$4,652,976	$201,750,714

$106,702,861		$53,627,075	$59,706,262	$13,257,331		$13,919,555	$61,744,509	$4,131,879	$160,759,410
3,151,879		4,679,272	7,057,903	2,710,375		6,352,980	3,603,775	373,157	12,055,684
41,890		4,844,571	4,920,131	2,682,734		997,123	90,717	25,174	8,483,625
460,393		9,864,519	9,195,722	1,406,917		5,100,865	602,260	122,766	20,451,995

3,257,139	†	3,827,917	2,381,258	298,769	†	1,242,912	2,322,619	268,334	3,467,693
101,655	†	352,395	296,139	64,107	†	600,344	142,307	25,688	267,169
1,338	†	360,502	203,862	62,675	†	93,262	3,541	1,716	185,883
15,207	†	768,197	396,608	34,305	†	495,125	24,524	8,608	476,549

$32.76	†	$14.01	$25.07	$44.37	†	$11.20	$26.58	$15.40	$46.36
31.01	†	13.28	23.83	42.28	†	10.58	25.32	14.53	45.12
31.31	†	13.44	24.13	42.80	†	10.69	25.62	14.67	45.64
32.87	†	14.11	25.33	44.93	†	11.22	26.90	15.40	47.92
30.28	†	12.84	23.19	41.01	†	10.30	24.56	14.26	42.92

$104,451,989		$63,397,996	$69,889,326	$18,399,193		$22,607,946	$60,646,575	$4,433,958	$121,316,858
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	65

STATEMENTS OF ASSETS AND LIABILITIES (concluded)

			Telecom-
	Retailing	Technology	munications	Transportation
	Fund	Fund	Fund	Fund

Assets
Investment Securities	$86,218,161	$16,495,108	$16,969,013	$24,667,858
Repurchase Agreements	570,040	—	—	—

Total Investments	86,788,201	16,495,108	16,969,013	24,667,858
Receivable for Securities Sold	—	632,923	680,516	26,469
Receivable for Fund Shares Sold	230,140	23,553	192,007	1,425,753
Investment Income Receivable	31,731	6,751	13,343	10,278

Total Assets	87,050,072	17,158,335	17,854,879	26,130,358

Liabilities
Payable for Securities Purchased	—	—	—	583,862
Payable for Fund Shares Redeemed	154,463	428,926	56,339	234,854
Investment Advisory Fees Payable	25,166	10,983	10,327	9,588
Transfer Agent and Administrative Fees Payable	7,402	3,230	3,037	2,820
Distribution and Service Fees Payable	1,015	1,896	4,536	1,360
Portfolio Accounting Fees Payable	2,961	1,292	1,215	1,128
Custody Fees Payable	985	448	404	383
Overdraft Due to Custodian Bank	—	185,098	744,999	412,050
Other Accrued Fees	5,720	6,827	5,265	8,170

Total Liabilities	197,712	638,700	826,122	1,254,215

Net Assets	$86,852,360	$16,519,635	$17,028,757	$24,876,143

Net Assets Consist Of
Paid-In Capital	$114,055,400	$97,656,364	$58,518,823	$55,161,801
Undistributed Net Investment Income (Loss)	—	—	129,765	64,578
Accumulated Net Realized Loss on Investments	(32,381,005)	(83,948,578)	(43,428,362)	(31,706,094)
Net Unrealized Appreciation on Investments	5,177,965	2,811,849	1,808,531	1,355,858

Net Assets	$86,852,360	$16,519,635	$17,028,757	$24,876,143

Investor Class	$84,894,258	$11,601,441	$4,440,213	$20,990,416
Advisor Class	901,177	1,914,464	9,990,753	1,138,759
A-Class	48,937	1,668,546	1,317,238	561,342
C-Class	1,007,988	1,335,184	1,280,553	2,185,626
Shares Outstanding
Investor Class	9,900,138	1,507,570	431,701	1,460,145
Advisor Class	109,857	261,363	1,024,288	85,002
A-Class	5,899	226,371	134,029	41,423
C-Class	127,244	186,988	135,071	163,128
Net Asset Values
Investor Class	$8.58	$7.70	$10.29	$14.38
Advisor Class	8.20	7.32	9.75	13.40
A-Class	8.30	7.37	9.83	13.55
A-Class Maximum Offering Price*	8.71	7.74	10.32	14.23
C-Class	7.92	7.14	9.48	13.40

Cost of Investments	$81,610,236	$13,683,259	$15,160,482	$23,312,000

*	Net asset value adjusted for the maximum sales charge of 4.75% of offering price, calculated NAV/(1-4.75%).
66	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

March 31, 2009

Utilities
Fund

$21,782,186
—

21,782,186
20,243
825,610
64,530

22,692,569

36,398
576,427
14,910
4,385
5,729
1,754
667
134,657
15,510

790,437

$21,902,132

$34,332,641
441,713
(15,030,268)
2,158,046

$21,902,132

$10,347,527
5,938,612
1,489,057
4,126,936

503,264
303,586
75,221
220,617

$20.56
19.56
19.80
20.79
18.71

$19,624,140
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	67

STATEMENTS OF OPERATIONS

		Basic	Bio-	Consumer
	Banking	Materials	technology	Products
	Fund	Fund	Fund	Fund

Investment Income
Interest	$854	$8,098	$4,717	$1,878
Income from Securities Lending, net	19,938	97,602	109,625	6,622
Dividends, Net of Foreign Tax Withheld	691,158	1,720,657	379,469	1,061,015
Other Income	—	—	—	1,330

Total Income	711,950	1,826,357	493,811	1,070,845

Expenses
Investment Advisory Fees	152,561	836,050	811,452	291,418
Transfer Agent and Administrative Fees	44,871	245,897	238,662	85,711
Distribution & Service Fees:
Advisor Class	11,895	40,655	37,423	54,150
A-Class	2,406	11,994	10,880	7,260
C-Class	28,923	78,533	47,497	34,234
Portfolio Accounting Fees	17,948	98,359	95,465	34,284
Registration Fees	8,130	62,590	46,497	19,708
Trustees’ Fees*	1,850	14,693	10,118	4,105
Custody Fees	6,661	27,411	39,018	10,830
Miscellaneous	15,370	65,128	81,413	26,421

Total Expenses	290,615	1,481,310	1,418,425	568,121

Net Investment Income (Loss)	421,335	345,047	(924,614)	502,724

Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Investment Securities	(26,159,474)	(16,420,900)	(18,284,138)	(7,112,432)

Total Net Realized Loss	(26,159,474)	(16,420,900)	(18,284,138)	(7,112,432)

Net Change in Unrealized Appreciation (Depreciation) on:
Investment Securities	1,338,459	(26,250,174)	(5,920,054)	(4,794,392)

Net Change in Unrealized Appreciation (Depreciation)	1,338,459	(26,250,174)	(5,920,054)	(4,794,392)

Net Gain (Loss) on Investments	(24,821,015)	(42,671,074)	(24,204,192)	(11,906,824)

Net Increase (Decrease) in Net Assets from Operations	$(24,399,680)	$(42,326,027)	$(25,128,806)	$(11,404,100)

Foreign Tax Withheld	$4,357	$33,519	$—	$5,628

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
68	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

Year Ended March 31, 2009

		Energy	Financial	Health			Precious
Electronics	Energy	Services	Services	Care	Internet	Leisure	Metals
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

$1,045	$7,051	$11,901	$768	$2,944	$532	$331	$13,082
11,993	60,265	111,732	11,357	22,146	4,772	5,408	149,128
176,582	1,597,898	1,050,215	402,114	823,501	30,463	46,673	1,169,030
—	—	—	—	—	—	—	—

189,620	1,665,214	1,173,848	414,239	848,591	35,767	52,412	1,331,240

117,178	845,391	1,090,979	98,718	391,222	82,817	28,960	1,244,276
34,464	248,644	320,876	29,035	115,066	24,358	8,518	414,759

4,390	51,897	63,928	7,905	36,386	6,558	4,913	44,668
202	14,686	25,769	3,379	2,869	373	236	18,347
8,878	157,310	191,456	26,486	63,105	9,455	2,467	191,374
13,786	99,458	128,275	11,614	46,026	9,743	3,407	165,904
6,545	55,720	78,045	6,744	24,564	5,452	2,884	92,938
1,361	13,030	18,274	1,419	5,356	1,013	601	20,601
4,112	28,940	40,413	4,011	14,820	2,993	1,028	48,837
11,791	74,722	86,571	8,432	36,141	7,734	1,398	128,288

202,707	1,589,798	2,044,586	197,743	735,555	150,496	54,412	2,369,992

(13,087)	75,416	(870,738)	216,496	113,036	(114,729)	(2,000)	(1,038,752)

(2,160,296)	(19,198,800)	(43,618,143)	(9,599,767)	(15,425,192)	(1,736,908)	(1,358,193)	(52,516,950)

(2,160,296)	(19,198,800)	(43,618,143)	(9,599,767)	(15,425,192)	(1,736,908)	(1,358,193)	(52,516,950)

5,066,627	(37,976,333)	(59,974,108)	204,716	(3,853,303)	3,364,798	(1,407,220)	(26,426,270)

5,066,627	(37,976,333)	(59,974,108)	204,716	(3,853,303)	3,364,798	(1,407,220)	(26,426,270)

2,906,331	(57,175,133)	(103,592,251)	(9,395,051)	(19,278,495)	1,627,890	(2,765,413)	(78,943,220)

$2,893,244	$(57,099,717)	$(104,462,989)	$(9,178,555)	$(19,165,459)	$1,513,161	$(2,767,413)	$(79,981,972)

$15,994	$40,097	$940	$5,680	$28,040	$—	$—	$67,097
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	69

STATEMENTS OF OPERATIONS (concluded)

			Telecom-
	Retailing	Technology	munications	Transportation
	Fund	Fund	Fund	Fund

Investment Income
Interest	$612	$1,504	$488	$2,000
Income from Securities Lending, net	9,789	13,601	5,739	18,338
Dividends, Net of Foreign Tax Withheld	94,756	175,525	330,424	395,441

Total Income	105,157	190,630	336,651	415,779

Expenses
Investment Advisory Fees	67,185	141,470	85,239	196,438
Transfer Agent and Administrative Fees	19,760	41,609	25,070	57,776
Distribution & Service Fees:
Advisor Class	4,250	14,926	14,299	14,512
A-Class	226	1,308	719	1,448
C-Class	11,201	23,955	21,870	18,108
Portfolio Accounting Fees	7,904	16,643	10,028	23,110
Trustees’ Fees*	671	2,272	1,639	2,433
Custody Fees	2,633	5,172	3,055	6,858
Miscellaneous	10,557	21,775	13,022	34,197

Total Expenses	124,387	269,130	174,941	354,880

Net Investment Income (Loss)	(19,230)	(78,500)	161,710	60,899

Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Investment Securities	(3,547,201)	(6,972,063)	(2,020,809)	(18,134,194)

Total Net Realized Loss	(3,547,201)	(6,972,063)	(2,020,809)	(18,134,194)

Net Change in Unrealized Appreciation (Depreciation) on:
Investment Securities	3,594,137	(712,028)	(2,291,419)	(612,051)

Net Change in Unrealized Appreciation (Depreciation)	3,594,137	(712,028)	(2,291,419)	(612,051)

Net Gain (Loss) on Investments	46,936	(7,684,091)	(4,312,228)	(18,746,245)

Net Increase (Decrease) in Net Assets from Operations	$27,706	$(7,762,591)	$(4,150,518)	$(18,685,346)

Foreign Tax Withheld	$—	$10,248	$12,425	$3,373

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
70	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

Year Ended March 31, 2009

Utilities
Fund

$1,375
9,511
1,332,300

1,343,186

271,807
79,943

26,947
6,127
57,961
31,978
3,671
9,646
47,816

535,896

807,290

(10,730,687)

(10,730,687)

(3,160,355)

(3,160,355)

(13,891,042)

$(13,083,752)

$—
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	71

STATEMENTS OF CHANGES IN NET ASSETS

			Basic
	Banking Fund		Materials Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,
	2009	2008	2009	2008

From Operations
Net Investment Income (Loss)	$421,335	$294,966	$345,047	$261,175
Net Realized Gain (Loss) on Investments	(26,159,474)	(4,869,053)	(16,420,900)	(4,600,233)
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,338,459	(842,133)	(26,250,174)	18,153,290

Net Increase (Decrease) in Net Assets from Operations	(24,399,680)	(5,416,220)	(42,326,027)	13,814,232

Distributions to Shareholders from:
Net Investment Income
Investor Class	(148,171)	(98,571)	(277,328)	(165,464)
Advisor Class	(57,155)	(6,043)	(59,314)	(21,758)
A-Class	(25,862)	(9,992)	(36,308)	(12,589)
C-Class	(63,779)	(19,529)	(55,049)	(21,169)
Realized Gain on Investments
Investor Class	—	—	—	—
Advisor Class	—	—	—	—
A-Class	—	—	—	—
C-Class	—	—	—	—

Total Distributions to Shareholders	(294,967)	(134,135)	(427,999)	(220,980)

Share Transactions
Proceeds from Shares Purchased
Investor Class	201,373,674	203,166,852	342,442,938	439,272,110
Advisor Class	28,363,535	21,640,798	34,693,939	54,726,975
A-Class	5,274,418	1,436,715	5,687,412	13,027,976
C-Class	40,763,875	18,442,782	28,032,765	49,665,852
Value of Shares Purchased through Dividend Reinvestment
Investor Class	145,272	93,964	254,681	152,731
Advisor Class	52,784	5,828	55,668	20,952
A-Class	25,370	9,633	30,854	10,167
C-Class	52,669	19,077	52,656	19,950
Cost of Shares Redeemed
Investor Class	(165,764,753)	(201,370,951)	(333,391,539)	(396,951,253)
Advisor Class	(24,655,414)	(21,521,627)	(37,488,239)	(60,576,786)
A-Class	(3,894,678)	(837,855)	(5,812,216)	(9,173,446)
C-Class	(40,201,153)	(17,529,872)	(32,800,991)	(45,239,675)

Net Increase (Decrease) in Net Assets From Share Transactions	41,535,599	3,555,344	1,757,928	44,955,553

Net Increase (Decrease) in Net Assets	16,840,952	(1,995,011)	(40,996,098)	58,548,805
Net Assets—Beginning of Period	12,437,922	14,432,933	152,478,170	93,929,365

Net Assets—End of Period	$29,278,874	$12,437,922	$111,482,072	$152,478,170

Undistributed Net Investment Income—End of Period	$421,335	$294,967	$185,140	$267,265

72	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.
1

Biotechnology		Consumer		Electronics		Energy
Fund		Products Fund		Fund		Fund
Year	Year	Year	Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
March 31,	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
2009	2008	2009	2008	2009	2008	2009	2008

$(924,614)	$(803,226)	$502,724	$391,809	$(13,087)	$(117,811)	$75,416	$(455,175)
(18,284,138)	8,483,131	(7,112,432)	(400,491)	(2,160,296)	(38,543)	(19,198,800)	12,292,100
(5,920,054)	(5,396,782)	(4,794,392)	(2,401,918)	5,066,627	(5,411,072)	(37,976,333)	5,885,819

(25,128,806)	2,283,123	(11,404,100)	(2,410,600)	2,893,244	(5,567,426)	(57,099,717)	17,722,744

—	—	(200,308)	(321,818)	—	—	—	—
—	—	(148,528)	(111,506)	—	—	—	—
—	—	(20,551)	(20,984)	—	—	—	—
—	—	(22,422)	(30,543)	—	—	—	—

—	—	—	—	—	—	(1,879,311)	(1,578,479)
—	—	—	—	—	—	(263,944)	(519,390)
—	—	—	—	—	—	(201,226)	(168,071)
—	—	—	—	—	—	(431,051)	(666,174)

—	—	(391,809)	(484,851)	—	—	(2,775,532)	(2,932,114)

420,821,080	183,304,085	117,693,069	151,791,697	169,715,360	215,488,751	380,750,293	287,360,532
34,956,140	32,423,444	69,017,628	56,728,350	11,139,820	26,169,260	43,726,642	44,333,359
8,349,437	2,961,797	8,751,437	1,616,504	420,410	111,227	8,465,528	6,365,023
38,055,856	25,354,829	10,613,889	11,122,974	21,323,067	34,632,029	60,972,633	66,709,476

—	—	182,963	316,700	—	—	1,830,010	1,496,122
—	—	146,106	104,700	—	—	251,455	499,301
—	—	17,381	19,917	—	—	183,699	158,240
—	—	22,024	29,764	—	—	402,170	624,378

(381,124,189)	(199,452,087)	(105,199,522)	(163,567,156)	(76,589,516)	(216,091,092)	(351,012,511)	$(308,834,979)
(31,137,191)	(33,603,351)	(60,881,415)	(55,915,348)	(8,034,332)	(26,889,511)	(50,396,227)	(44,143,704)
(5,112,351)	(1,367,300)	(6,052,878)	(3,923,949)	(387,661)	(130,645)	(6,336,791)	(4,229,618)
(36,709,464)	(24,185,847)	(10,425,311)	(12,711,020)	(21,571,612)	(36,168,055)	(64,350,538)	(68,472,728)

48,099,318	(14,564,430)	23,885,371	(14,386,867)	96,015,536	(2,878,036)	24,486,363	(18,134,598)

22,970,512	(12,281,307)	12,089,462	(17,282,318)	98,908,780	(8,445,462)	(35,388,886)	(3,343,968)
57,907,714	70,189,021	19,691,966	36,974,284	11,448,243	19,893,705	108,404,323	111,748,291

$80,878,226	$57,907,714	$31,781,428	$19,691,966	$110,357,023	$11,448,243	$73,015,437	$108,404,323

$—	$—	$502,726	$391,811	$—	$—	$—	$—

THE RYDEX SERIES FUNDS ANNUAL REPORT	|	73
2

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Energy Services		Financial Services
	Fund		Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,
	2009	2008	2009	2008

From Operations
Net Investment Income (Loss)	$(870,738)	$(1,889,075)	$216,496	$257,743
Net Realized Gain (Loss) on Investments	(43,618,143)	20,207,317	(9,599,767)	(4,179,459)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(59,974,108)	12,541,125	204,716	(2,588,828)

Net Increase (Decrease) in Net Assets from Operations	(104,462,989)	30,859,367	(9,178,555)	(6,510,544)

Distributions to Shareholders from:
Net Investment Income
Investor Class	—	—	(99,414)	(139,823)
Advisor Class	—	—	(33,545)	(32,761)
A-Class	—	—	(29,695)	(10,414)
C-Class	—	—	(95,089)	(47,595)

Total Distributions to Shareholders	—	—	(257,743)	(230,593)

Share Transactions
Proceeds from Shares Purchased
Investor Class	417,495,768	516,306,399	116,103,054	178,520,044
Advisor Class	40,512,673	62,191,229	14,250,029	16,984,925
A-Class	17,863,130	21,824,266	4,807,002	5,818,516
C-Class	51,617,723	58,602,325	16,355,808	19,379,048
Value of Shares Purchased through Dividend Reinvestment
Investor Class	—	—	93,646	99,191
Advisor Class	—	—	21,274	20,165
A-Class	—	—	22,572	10,414
C-Class	—	—	90,731	46,687
Cost of Shares Redeemed
Investor Class	(369,014,668)	(543,513,435)	(103,937,350)	(192,752,012)
Advisor Class	(39,154,274)	(68,802,543)	(11,854,063)	(30,824,724)
A-Class	(14,169,959)	(18,489,295)	(2,229,197)	(5,001,171)
C-Class	(59,192,621)	(59,576,438)	(15,040,447)	(20,681,664)

Net Increase (Decrease) in Net Assets From Share Transactions	45,957,772	(31,457,492)	18,683,059	(28,380,581)

Net Increase (Decrease) in Net Assets	(58,505,217)	(598,125)	9,246,761	(35,121,718)
Net Assets—Beginning of Period	139,385,235	139,983,360	10,810,596	45,932,314

Net Assets—End of Period	$80,880,018	$139,385,235	$20,057,357	$10,810,596

Undistributed Net Investment Income (Loss)—End of Period	$—	$—	$216,508	$257,743

74	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.
3

Health Care		Internet		Leisure		Precious
Fund		Fund		Fund		Metals Fund
Year	Year	Year	Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
March 31,	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
2009	2008	2009	2008	2009	2008	2009	2008

$113,036	$(215,989)	$(114,729)	$101,522	$(2,000)	$(8,462)	$(1,038,752)	$(1,400,490)
(15,425,192)	509,538	(1,736,908)	(2,901,982)	(1,358,193)	2,014,268	(52,516,950)	28,380,022
(3,853,303)	(3,879,926)	3,364,798	(1,008,378)	(1,407,220)	(3,003,499)	(26,426,270)	10,721,531

(19,165,459)	(3,586,377)	1,513,161	(3,808,838)	(2,767,413)	(997,693)	(79,981,972)	37,701,063

—	—	(30,224)	(24,448)	—	—	—	—
—	—	(8,773)	(12,991)	—	—	—	—
—	—	(2,504)	(942)	—	—	—	—
—	—	(10,248)	(11,619)	—	—	—	—

—	—	(51,749)	(50,000)	—	—	—	—

343,556,004	170,424,221	104,551,898	144,300,520	48,876,726	62,178,348	813,581,527	856,256,103
36,471,781	42,157,203	26,255,825	32,142,870	12,812,974	18,862,916	60,721,188	50,461,624
4,561,492	849,342	538,418	548,167	65,603	190,020	14,653,869	15,380,251
32,122,718	30,999,619	21,295,261	17,504,124	995,089	3,634,670	147,203,563	107,551,122

—	—	29,953	24,215	—	—	—	—
—	—	8,525	11,073	—	—	—	—
—	—	2,360	834	—	—	—	—
—	—	10,078	11,489	—	—	—	—

(337,450,051)	(180,573,385)	(49,575,100)	(142,710,703)	(46,727,896)	(67,256,920)	(736,182,288)	(886,454,565)
(40,975,677)	(45,283,724)	(23,375,933)	(30,916,073)	(12,840,340)	(21,995,823)	(57,807,400)	(48,200,441)
(3,583,230)	(854,546)	(479,394)	(542,355)	(189,048)	(2,184,788)	(14,576,162)	(10,353,561)
(30,734,615)	(33,307,674)	(22,134,122)	(16,578,965)	(1,103,351)	(6,222,325)	(144,713,715)	(110,015,752)

3,968,422	(15,588,944)	57,127,769	3,795,196	1,889,757	(12,793,902)	82,880,582	(25,375,219)

(15,197,037)	(19,175,321)	58,589,182	(63,642)	(877,658)	(13,791,595)	2,898,610	12,325,844
41,567,560	60,742,881	7,452,080	7,515,722	5,530,632	19,322,227	198,852,104	186,526,260

$26,370,523	$41,567,560	$66,041,261	$7,452,080	$4,652,976	$5,530,632	$201,750,714	$198,852,104

$113,695	$—	$—	$51,749	$—	$—	$(642,071)	$—

THE RYDEX SERIES FUNDS ANNUAL REPORT	|	75
4

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Retailing		Technology
	Fund		Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,
	2009	2008	2009	2008

From Operations
Net Investment Income (Loss)	$(19,230)	$(51,033)	$(78,500)	$(277,462)
Net Realized Gain (Loss) on Investments	(3,547,201)	566,519	(6,972,063)	(1,443,937)
Net Change in Unrealized Appreciation (Depreciation) on Investments	3,594,137	(2,210,637)	(712,028)	(674,525)

Net Increase (Decrease) in Net Assets from Operations	27,706	(1,695,151)	(7,762,591)	(2,395,924)

Distributions to Shareholders from:
Net Investment Income
Investor Class	—	—	—	—
Advisor Class	—	—	—	—
A-Class	—	—	—	—
C-Class	—	—	—	—

Total Distributions to Shareholders	—	—	—	—

Share Transactions
Proceeds from Shares Purchased
Investor Class	133,435,704	95,906,677	94,105,444	146,891,214
Advisor Class	12,913,378	15,058,156	19,905,522	18,854,281
A-Class	264,721	58,665	3,078,851	5,217,961
C-Class	1,083,138	4,756,786	14,315,499	19,349,832
Value of Shares Purchased through Dividend Reinvestment
Investor Class	—	—	—	—
Advisor Class	—	—	—	—
A-Class	—	—	—	—
C-Class	—	—	—	—
Cost of Shares Redeemed
Investor Class	(52,524,164)	(95,675,235)	(88,889,045)	(149,463,648)
Advisor Class	(12,400,650)	(16,896,896)	(17,438,828)	(21,492,964)
A-Class	(293,882)	(307,600)	(1,531,871)	(4,861,496)
C-Class	(997,460)	(5,720,387)	(14,250,650)	(18,008,540)

Net Increase (Decrease) in Net Assets From Share Transactions	81,480,785	(2,819,834)	9,294,922	(3,513,360)

Net Increase (Decrease) in Net Assets	81,508,491	(4,514,985)	1,532,331	(5,909,284)
Net Assets—Beginning of Period	5,343,869	9,858,854	14,987,304	20,896,588

Net Assets—End of Period	$86,852,360	$5,343,869	$16,519,635	$14,987,304

Undistributed Net Investment Income—End of Period	$—	$—	$—	$—

76	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.
5

Telecommunications		Transportation		Utilities
Fund		Fund		Fund
Year	Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended	Ended
March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
2009	2008	2009	2008	2009	2008

$161,710	$97,854	$60,899	$350	$807,290	$654,782
(2,020,809)	201,874	(18,134,194)	295,047	(10,730,687)	6,356,354
(2,291,419)	(3,038,765)	(612,051)	(2,961,457)	(3,160,355)	(9,572,561)

(4,150,518)	(2,739,037)	(18,685,346)	(2,666,060)	(13,083,752)	(2,561,425)

(58,771)	(18,694)	(255)	—	(283,952)	(430,333)
(18,021)	(2,783)	(57)	—	(43,346)	(157,597)
(2,341)	(1,872)	(15)	—	(10,848)	(75,704)
(50,867)	(7,181)	(23)	—	(31,854)	(136,366)

(130,000)	(30,530)	(350)	—	(370,000)	(800,000)

44,911,804	180,185,204	211,862,955	174,508,871	219,127,277	241,295,818
25,866,449	30,857,598	27,114,203	20,140,716	43,682,915	38,052,494
2,728,675	2,611,638	2,413,383	220,459	2,821,098	3,401,360
19,542,939	33,656,940	37,588,750	24,674,026	61,956,389	45,508,020

55,938	17,996	253	—	281,920	414,442
16,726	2,585	54	—	41,935	138,212
2,341	1,794	14	—	9,651	66,425
49,684	7,112	22	—	28,686	113,760

(49,811,764)	(184,156,771)	(194,323,845)	(162,218,237)	(212,980,701)	(312,890,132)
(15,657,661)	(36,543,698)	(27,431,534)	(17,650,375)	(37,241,904)	(46,606,744)
(1,597,656)	(4,094,776)	(1,520,304)	(449,412)	(3,377,621)	(4,889,499)
(20,064,316)	(34,681,335)	(35,787,174)	(28,483,367)	(65,162,335)	(46,922,835)

6,043,159	(12,135,713)	19,916,777	10,742,681	9,187,310	(82,318,679)

1,762,641	(14,905,280)	1,231,081	8,076,621	(4,266,442)	(85,680,104)
15,266,116	30,171,396	23,645,062	15,568,441	26,168,574	111,848,678

$17,028,757	$15,266,116	$24,876,143	$23,645,062	$21,902,132	$26,168,574

$129,765	$98,055	$64,578	$350	$441,713	$—

THE RYDEX SERIES FUNDS ANNUAL REPORT	|	77

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

										RATIOS TO
										AVERAGE NET ASSETS:
			Net Realized	Net Increase
	NET ASSET	Net	and	(Decrease)	Distributions	Distributions		NET ASSET				Net		Net Assets,
	VALUE,	Investment	Unrealized	in Net Asset	from Net	from Net		VALUE,	Total			Investment	Portfolio	End of
	BEGINNING	Income	Gains (Losses)	Value Resulting	Investment	Realized	Total	END OF	Investment	Total		Income	Turnover	Period (000’s
Year Ended	OF PERIOD	(Loss)†	on Investments	from Operations	Income	Gains	Distributions	PERIOD	Return††	Expenses		(Loss)	Rate	omitted)

Banking Fund Investor Class
March 31, 2009†††	$75.60	$1.30	$(42.98)	$(41.68)	$(1.30)	$—	$(1.30)	$32.62	(55.66)%	1.37%		2.42%	1,055%	$23,804
March 31, 2008†††	110.30	2.50	(36.20)	(33.70)	(1.00)	—	(1.00)	75.60	(30.69)%	1.37%		2.59%	1,417%	7,035
March 31, 2007†††	108.60	2.00	.50	2.50	(.80)	—	(.80)	110.30	2.24%	1.32%		1.79%	954%	9,229
March 31, 2006†††	101.70	1.60	6.90	8.50	(1.60)	—	(1.60)	108.60	8.41%	1.34%		1.48%	1,834%	8,713
March 31, 2005†††	102.50	1.30	.50	1.80	(2.60)	—	(2.60)	101.70	1.61%	1.34%		1.26%	1,692%	4,899
Banking Fund Advisor Class
March 31, 2009†††	70.70	1.20	(40.24)	(39.04)	(1.30)	—	(1.30)	30.36	(55.70)%	1.88%		2.42%	1,055%	2,509
March 31, 2008†††	103.90	2.00	(34.20)	(32.20)	(1.00)	—	(1.00)	70.70	(31.14)%	1.85%		2.32%	1,417%	1,449
March 31, 2007†††	103.00	1.10	.60	1.70	(.80)	—	(.80)	103.90	1.58%	1.88%		1.08%	954%	1,836
March 31, 2006†††	97.20	1.20	6.20	7.40	(1.60)	—	(1.60)	103.00	7.66%	1.84%		1.20%	1,834%	1,537
March 31, 2005†††	98.50	.60	.70	1.30	(2.60)	—	(2.60)	97.20	1.17%	1.86%		0.60%	1,692%	2,955
Banking Fund A-Class
March 31, 2009†††	71.50	1.30	(40.83)	(39.53)	(1.30)	—	(1.30)	30.67	(55.77)%	1.62%		2.71%	1,055%	851
March 31, 2008†††	104.70	2.00	(34.20)	(32.20)	(1.00)	—	(1.00)	71.50	(30.90)%	1.55%		2.33%	1,417%	547
March 31, 2007†††	103.40	1.70	.40	2.10	(.80)	—	(.80)	104.70	1.96%	1.62%		1.54%	954%	187
March 31, 2006†††	97.20	1.40	6.40	7.80	(1.60)	—	(1.60)	103.40	8.07%	1.62%		1.40%	1,834%	97
March 31, 2005*†††	100.60	.60	(1.40)	(.80)	(2.60)	—	(2.60)	97.20	(0.95)%	1.57%	**	1.03% **	1,692%	15
Banking Fund C-Class
March 31, 2009†††	69.50	.90	(39.20)	(38.30)	(1.30)	—	(1.30)	29.90	(55.64)%	2.40%		1.82%	1,055%	2,114
March 31, 2008†††	102.70	1.60	(33.80)	(32.30)	(1.00)	—	(1.00)	69.50	(31.51)%	2.35%		1.89%	1,417%	3,408
March 31, 2007†††	102.00	.70	.80	1.50	(.80)	—	(.80)	102.70	1.40%	2.37%		0.63%	954%	3,180
March 31, 2006†††	96.60	.60	6.40	7.00	(1.60)	—	(1.60)	102.00	7.29%	2.35%		0.59%	1,834%	673
March 31, 2005†††	98.70	.40	.10	.50	(2.60)	—	(2.60)	96.60	0.35%	2.34%		0.43%	1,692%	867
Basic Materials Fund Investor Class
March 31, 2009	50.49	.20	(22.77)	(22.57)	(.49)	—	(.49)	27.43	(44.54)%	1.37%		0.46%	288%	98,767
March 31, 2008	42.25	.15	8.18	8.33	(.09)	—	(.09)	50.49	19.71%	1.37%		0.31%	225%	120,870
March 31, 2007	35.23	.41	6.91	7.32	(.30)	—	(.30)	42.25	20.86%	1.36%		1.09%	442%	68,862
March 31, 2006	30.66	.32	4.44	4.76	(.19)	—	(.19)	35.23	15.60%	1.35%		1.04%	826%	23,630
March 31, 2005	25.46	.14	5.06	5.20	—	—	—	30.66	20.42%	1.33%		0.51%	891%	34,039
Basic Materials Fund Advisor Class
March 31, 2009	48.27	.05	(21.77)	(21.72)	(.49)	—	(.49)	26.06	(44.83)%	1.88%		0.13%	288%	4,705
March 31, 2008	40.61	(.11)	7.86	7.75	(.09)	—	(.09)	48.27	19.08%	1.87%		(0.25)%	225%	11,899
March 31, 2007	34.03	.26	6.62	6.88	(.30)	—	(.30)	40.61	20.30%	1.87%		0.72%	442%	15,974
March 31, 2006	29.78	.16	4.28	4.44	(.19)	—	(.19)	34.03	14.98%	1.85%		0.55%	826%	7,619
March 31, 2005	24.85	.01	4.92	4.93	—	—	—	29.78	19.84%	1.82%		0.03%	891%	12,987
Basic Materials Fund A-Class
March 31, 2009	48.80	.12	(22.02)	(21.90)	(.49)	—	(.49)	26.41	(44.71)%	1.63%		0.30%	288%	3,986
March 31, 2008	40.92	.03	7.94	7.97	(.09)	—	(.09)	48.80	19.47%	1.62%		0.07%	225%	6,985
March 31, 2007	34.19	.33	6.70	7.03	(.30)	—	(.30)	40.92	20.65%	1.62%		0.92%	442%	2,076
March 31, 2006	29.84	.29	4.25	4.54	(.19)	—	(.19)	34.19	15.29%	1.63%		0.97%	826%	659
March 31, 2005*	25.80	.07	3.97	4.04	—	—	—	29.84	15.66%	1.55%	**	0.44% **	891%	210
Basic Materials Fund C-Class
March 31, 2009	47.02	(.18)	(21.11)	(21.29)	(.49)	—	(.49)	25.24	(45.11)%	2.38%		(0.46)%	288%	4,024
March 31, 2008	39.76	(.28)	7.63	7.35	(.09)	—	(.09)	47.02	18.48%	2.37%		(0.63)%	225%	12,725
March 31, 2007	33.48	.04	6.54	6.58	(.30)	—	(.30)	39.76	19.74%	2.37%		0.11%	442%	7,017
March 31, 2006	29.44	.03	4.20	4.23	(.19)	—	(.19)	33.48	14.44%	2.36%		0.11%	826%	6,041
March 31, 2005	24.68	(.12)	4.88	4.76	—	—	—	29.44	19.29%	2.32%		(0.43)%	891%	7,421
78	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

										RATIOS TO
										AVERAGE NET ASSETS:
			Net Realized	Net Increase
	NET ASSET	Net	and	(Decrease)	Distributions	Distributions		NET ASSET				Net		Net Assets,
	VALUE,	Investment	Unrealized	in Net Asset	from Net	from Net		VALUE,	Total			Investment	Portfolio	End of
	BEGINNING	Income	Gains (Losses)	Value Resulting	Investment	Realized	Total	END OF	Investment	Total		Income	Turnover	Period (000’s
Year Ended	OF PERIOD	(Loss)†	on Investments	from Operations	Income	Gains	Distributions	PERIOD	Return††	Expenses		(Loss)	Rate	omitted)

Biotechnology Fund Investor Class
March 31, 2009	$21.51	$(.19)	$(1.95)	$(2.14)	$—	$—	$—	$19.37	(9.95)%	1.38%		(0.86)%	370%	$65,829
March 31, 2008	21.21	(.22)	.52	.30	—	—	—	21.51	1.41%	1.39%		(0.94)%	193%	47,696
March 31, 2007	23.45	(.27)	(1.97)	(2.24)	—	—	—	21.21	(9.55)%	1.37%		(1.23)%	269%	61,366
March 31, 2006	17.59	(.26)	6.12	5.86	—	—	—	23.45	33.31%	1.34%		(1.25)%	338%	104,126
March 31, 2005	20.56	(.24)	(2.73)	(2.97)	—	—	—	17.59	(14.45)%	1.33%		(1.25)%	585%	74,890
Biotechnology Fund Advisor Class
March 31, 2009	20.39	(.29)	(1.83)	(2.12)	—	—	—	18.27	(10.40)%	1.88%		(1.40)%	370%	6,675
March 31, 2008	20.20	(.31)	.50	.19	—	—	—	20.39	0.94%	1.89%		(1.42)%	193%	4,220
March 31, 2007	22.44	(.37)	(1.87)	(2.24)	—	—	—	20.20	(9.98)%	1.87%		(1.75)%	269%	5,295
March 31, 2006	16.91	(.36)	5.89	5.53	—	—	—	22.44	32.70%	1.86%		(1.76)%	338%	26,240
March 31, 2005	19.86	(.32)	(2.63)	(2.95)	—	—	—	16.91	(14.85)%	1.83%		(1.75)%	585%	10,231
Biotechnology Fund A-Class
March 31, 2009	20.54	(.24)	(1.85)	(2.09)	—	—	—	18.45	(10.18)%	1.64%		(1.17)%	370%	4,346
March 31, 2008	20.30	(.27)	.51	.24	—	—	—	20.54	1.18%	1.62%		(1.26)%	193%	2,321
March 31, 2007	22.50	(.31)	(1.89)	(2.20)	—	—	—	20.30	(9.78)%	1.62%		(1.50)%	269%	849
March 31, 2006	16.93	(.33)	5.90	5.57	—	—	—	22.50	32.90%	1.63%		(1.52)%	338%	5,087
March 31, 2005*	17.89	(.16)	(.80)	(.96)	—	—	—	16.93	(5.37)%	1.53%	**	(1.47)% **	585%	74
Biotechnology Fund C-Class
March 31, 2009	20.03	(.38)	(1.78)	(2.16)	—	—	—	17.87	(10.78)%	2.39%		(1.89)%	370%	4,028
March 31, 2008	19.95	(.42)	.50	.08	—	—	—	20.03	0.40%	2.38%		(1.99)%	193%	3,671
March 31, 2007	22.27	(.46)	(1.86)	(2.32)	—	—	—	19.95	(10.42)%	2.36%		(2.23)%	269%	2,678
March 31, 2006	16.87	(.47)	5.87	5.40	—	—	—	22.27	32.01%	2.36%		(2.27)%	338%	7,786
March 31, 2005	19.92	(.42)	(2.63)	(3.05)	—	—	—	16.87	(15.31)%	2.33%		(2.23)%	585%	2,625
Consumer Products Fund Investor Class
March 31, 2009	36.40	.55	(10.35)	(9.80)	(.21)	—	(.21)	26.39	(26.96)%	1.38%		1.81%	445%	14,703
March 31, 2008	36.11	.52	.13	.65	(.36)	—	(.36)	36.40	1.72%	1.37%		1.37%	449%	8,722
March 31, 2007	31.03	.43	4.71	5.14	(.06)	—	(.06)	36.11	16.58%	1.37%		1.29%	455%	21,814
March 31, 2006	30.50	.30	.65	.95	(.42)	—	(.42)	31.03	3.13%	1.32%		0.98%	813%	11,815
March 31, 2005	28.68	.18	1.65	1.83	(.01)	—	(.01)	30.50	6.40%	1.33%		0.60%	907%	15,470
Consumer Products Fund Advisor Class
March 31, 2009	34.78	.34	(9.82)	(9.48)	(.21)	—	(.21)	25.09	(27.29)%	1.87%		1.18%	445%	11,113
March 31, 2008	34.68	.15	.31	.46	(.36)	—	(.36)	34.78	1.25%	1.87%		0.42%	449%	5,384
March 31, 2007	29.96	.20	4.58	4.78	(.06)	—	(.06)	34.68	15.97%	1.86%		0.64%	455%	5,754
March 31, 2006	29.66	.03	.69	.72	(.42)	—	(.42)	29.96	2.44%	1.82%		0.08%	813%	6,487
March 31, 2005	27.99	.05	1.63	1.68	(.01)	—	(.01)	29.66	6.02%	1.82%		0.19%	907%	26,851
Consumer Products Fund A-Class
March 31, 2009	35.09	.42	(9.93)	(9.51)	(.21)	—	(.21)	25.37	(27.14)%	1.63%		1.41%	445%	2,898
March 31, 2008	34.90	.50	.05	.55	(.36)	—	(.36)	35.09	1.50%	1.63%		1.38%	449%	1,682
March 31, 2007	30.07	.42	4.47	4.89	(.06)	—	(.06)	34.90	16.27%	1.61%		1.30%	455%	3,935
March 31, 2006	29.69	.18	.62	.80	(.42)	—	(.42)	30.07	2.71%	1.60%		0.62%	813%	1,475
March 31, 2005*	27.42	.06	2.22	2.28	(.01)	—	(.01)	29.69	8.33%	1.56%	**	0.42% **	907%	463
Consumer Products Fund C-Class
March 31, 2009	33.95	.19	(9.57)	(9.38)	(.21)	—	(.21)	24.36	(27.67)%	2.38%		0.65%	445%	3,067
March 31, 2008	34.04	.17	.10	.27	(.36)	—	(.36)	33.95	0.71%	2.37%		0.49%	449%	3,903
March 31, 2007	29.55	.20	4.35	4.55	(.06)	—	(.06)	34.04	15.41%	2.36%		0.62%	455%	5,472
March 31, 2006	29.53	(.03)	.47	.44	(.42)	—	(.42)	29.55	1.50%	2.33%		(0.11)%	813%	1,340
March 31, 2005	27.92	(.13)	1.75	1.62	(.01)	—	(.01)	29.53	5.82%	2.31%		(0.44)%	907%	8,048
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	79

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

										RATIOS TO
										AVERAGE NET ASSETS:
			Net Realized	Net Increase
	NET ASSET	Net	and	(Decrease)	Distributions	Distributions		NET ASSET						Net		Net Assets,
	VALUE,	Investment	Unrealized	in Net Asset	from Net	from Net		VALUE,	Total					Investment	Portfolio	End of
	BEGINNING	Income	Gains (Losses)	Value Resulting	Investment	Realized	Total	END OF	Investment	Total		Net		Income	Turnover	Period (000’s
Year Ended	OF PERIOD	(Loss)†	on Investments	from Operations	Income	Gains	Distributions	PERIOD	Return††	Expenses		Expenses		(Loss)	Rate	omitted)

Electronics Fund Investor Class
March 31, 2009†††	$50.30	$ (— )§	$(17.54)	$(17.54)	$—	$—	$—	$32.76	(34.89)%	1.34%		1.34%		(0.03)%	408%	$106,703
March 31, 2008†††	62.30	(.25)	(11.75)	(12.00)	—	—	—	50.30	(19.26)%	1.36%		1.36%		(0.37)%	784%	9,835
March 31, 2007†††	67.60	(.50)	(4.80)	(5.30)	—	—	—	62.30	(7.84)%	1.37%		1.37%		(0.76)%	759%	15,376
March 31, 2006†††	51.55	(.55)	16.60	16.05	—	—	—	67.60	31.13%	1.34%		1.34%		(0.91)%	911%	34,194
March 31, 2005†††	67.15	(.40)	(15.20)	(15.60)	—	—	—	51.55	(23.23)%	1.33%		1.33%		(0.76)%	1,106%	27,150
Electronics Fund Advisor Class
March 31, 2009†††	47.80	(.10)	(16.69)	(16.79)	—	—	—	31.01	(35.15)%	1.86%		1.86%		(0.29)%	408%	3,152
March 31, 2008†††	59.40	(.60)	(11.00)	(11.60)	—	—	—	47.80	(19.53)%	1.88%		1.88%		(0.98)%	784%	566
March 31, 2007†††	64.90	(.75)	(4.75)	(5.50)	—	—	—	59.40	(8.47)%	1.87%		1.87%		(1.20)%	759%	1,511
March 31, 2006†††	49.75	(.80)	15.95	15.15	—	—	—	64.90	30.45%	1.84%		1.84%		(1.39)%	911%	14,089
March 31, 2005†††	65.10	(.70)	(14.65)	(15.35)	—	—	—	49.75	(23.58)%	1.83%		1.83%		(1.32)%	1,106%	12,613
Electronics Fund A-Class
March 31, 2009†††	48.25	(.10)	(16.84)	(16.94)	—	—	—	31.31	(35.13)%	1.60%		1.60%		(0.26)%	408%	42
March 31, 2008†††	59.95	(.55)	(11.15)	(11.70)	—	—	—	48.25	(19.52)%	1.62%		1.62%		(0.90)%	784%	85
March 31, 2007†††	65.15	(.55)	(4.65)	(5.20)	—	—	—	59.95	(7.98)%	1.63%		1.63%		(0.94)%	759%	130
March 31, 2006†††	49.80	(.70)	16.05	15.35	—	—	—	65.15	30.82%	1.64%		1.64%		(1.18)%	911%	1,253
March 31, 2005*†††	46.10	(.35)	4.05	3.70	—	—	—	49.80	8.03%	1.59%	**	1.59%	**	(1.21)% **	1,106%	1
Electronics Fund C-Class
March 31, 2009†††	46.90	(.30)	(16.32)	(16.62)	—	—	—	30.28	(35.39)%	2.42%		2.42%		(0.74)%	408%	460
March 31, 2008†††	58.65	(.75)	(11.00)	(11.75)	—	—	—	46.90	(20.03)%	2.38%		2.38%		(1.26)%	784%	962
March 31, 2007†††	64.30	(1.00)	(4.65)	(5.65)	—	—	—	58.65	(8.79)%	2.36%		2.36%		(1.72)%	759%	2,876
March 31, 2006†††	49.50	(1.05)	15.85	14.80	—	—	—	64.30	29.90%	2.36%		2.36%		(1.91)%	911%	5,015
March 31, 2005†††	65.00	(1.00)	(14.50)	(15.50)	—	—	—	49.50	(23.85)%	2.33%		2.33%		(1.86)%	1,106%	2,119
Energy Fund Investor Class
March 31, 2009	27.29	.06	(12.61)	(12.55)	—	(.73)	(.73)	14.01	(46.01)%	1.37%		1.37%		0.28%	310%	53,627
March 31, 2008	23.19	(.03)	4.86	4.83	—	(.73)	(.73)	27.29	20.91%	1.37%		1.37%		(0.10)%	188%	63,325
March 31, 2007	21.68	— §	1.92	1.92	—	(.41)	(.41)	23.19	8.87%	1.36%		1.36%		(0.01)%	283%	75,204
March 31, 2006	17.12	.02	5.02	5.04	(.03)	(.45)	(.48)	21.68	29.60%	1.34%		1.34%		0.08%	415%	90,331
March 31, 2005	11.94	.05	5.14	5.19	(.01)	—	(.01)	17.12	43.43%	1.33%		1.33%		0.40%	546%	111,762
Energy Fund Advisor Class
March 31, 2009	26.07	(.04)	(12.02)	(12.06)	—	(.73)	(.73)	13.28	(46.29)%	1.88%		1.88%		(0.16)%	310%	4,679
March 31, 2008	22.29	(.15)	4.66	4.51	—	(.73)	(.73)	26.07	20.31%	1.86%		1.86%		(0.58)%	188%	17,713
March 31, 2007	20.96	(.12)	1.86	1.74	—	(.41)	(.41)	22.29	8.31%	1.86%		1.86%		(0.54)%	283%	14,613
March 31, 2006	16.65	(.07)	4.86	4.79	(.03)	(.45)	(.48)	20.96	28.93%	1.85%		1.84%		(0.38)%	415%	18,162
March 31, 2005	11.68	(.02)	5.00	4.98	(.01)	—	(.01)	16.65	42.60%	1.82%		1.82%		(0.11)%	546%	25,000
Energy Fund A-Class
March 31, 2009	26.30	.02	(12.15)	(12.13)	—	(.73)	(.73)	13.44	(46.15)%	1.63%		1.63%		0.10%	310%	4,845
March 31, 2008	22.44	(.08)	4.67	4.59	—	(.73)	(.73)	26.30	20.54%	1.61%		1.61%		(0.31)%	188%	6,378
March 31, 2007	21.04	(.06)	1.87	1.81	—	(.41)	(.41)	22.44	8.62%	1.61%		1.61%		(0.29)%	283%	3,307
March 31, 2006	16.68	(.05)	4.89	4.84	(.03)	(.45)	(.48)	21.04	29.18%	1.61%		1.60%		(0.25)%	415%	3,210
March 31, 2005*	12.79	.02	3.88	3.90	(.01)	—	(.01)	16.68	30.46%	1.45%	**	1.45%	**	0.19% **	546%	744
Energy Fund C-Class
March 31, 2009	25.37	(.14)	(11.66)	(11.80)	—	(.73)	(.73)	12.84	(46.55)%	2.38%		2.38%		(0.65)%	310%	9,865
March 31, 2008	21.81	(.27)	4.56	4.29	—	(.73)	(.73)	25.37	19.74%	2.36%		2.36%		(1.07)%	188%	20,989
March 31, 2007	20.62	(.21)	1.81	1.60	—	(.41)	(.41)	21.81	7.77%	2.36%		2.36%		(1.00)%	283%	18,624
March 31, 2006	16.47	(.16)	4.79	4.63	(.03)	(.45)	(.48)	20.62	28.27%	2.35%		2.35%		(0.88)%	415%	23,734
March 31, 2005	11.60	(.08)	4.96	4.88	(.01)	—	(.01)	16.47	42.03%	2.33%		2.33%		(0.61)%	546%	17,993
80	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

										RATIOS TO
										AVERAGE NET ASSETS:
			Net Realized	Net Increase
	NET ASSET	Net	and	(Decrease)	Distributions	Distributions		NET ASSET						Net		Net Assets,
	VALUE,	Investment	Unrealized	in Net Asset	from Net	from Net		VALUE,	Total					Investment	Portfolio	End of
	BEGINNING	Income	Gains (Losses)	Value Resulting	Investment	Realized	Total	END OF	Investment	Total		Net		Income	Turnover	Period (000’s
Year Ended	OF PERIOD	(Loss)†	on Investments	from Operations	Income	Gains	Distributions	PERIOD	Return††	Expenses		Expenses		(Loss)	Rate	omitted)

Energy Services Fund Investor Class
March 31, 2009	$58.04	$(.24)	$(32.73)	$(32.97)	$—	$—	$—	$25.07	(56.81)%	1.37%		1.37%		(0.48)%	207%	$59,706
March 31, 2008	47.47	(.43)	11.00	10.57	—	—	—	58.04	22.27%	1.37%		1.37%		(0.77)%	193%	82,691
March 31, 2007	45.05	(.36)	2.78	2.42	—	—	—	47.47	5.37%	1.36%		1.36%		(0.80)%	196%	91,095
March 31, 2006	30.12	(.30)	15.23	14.93	—	—	—	45.05	49.57%	1.35%		1.35%		(0.81)%	324%	147,439
March 31, 2005	21.74	(.22)	8.60	8.38	—	—	—	30.12	38.55%	1.31%		1.31%		(0.85)%	501%	99,603
Energy Services Fund Advisor Class
March 31, 2009	55.45	(.43)	(31.19)	(31.62)	—	—	—	23.83	(57.02)%	1.88%		1.88%		(0.92)%	207%	7,058
March 31, 2008	45.58	(.69)	10.56	9.87	—	—	—	55.45	21.65%	1.87%		1.87%		(1.28)%	193%	15,929
March 31, 2007	43.46	(.58)	2.70	2.12	—	—	—	45.58	4.88%	1.86%		1.86%		(1.35)%	196%	18,237
March 31, 2006	29.21	(.47)	14.72	14.25	—	—	—	43.46	48.78%	1.85%		1.85%		(1.33)%	324%	44,033
March 31, 2005	21.18	(.33)	8.36	8.03	—	—	—	29.21	37.91%	1.82%		1.82%		(1.37)%	501%	24,647
Energy Services Fund A-Class
March 31, 2009	55.99	(.31)	(31.55)	(31.86)	—	—	—	24.13	(56.90)%	1.63%		1.63%		(0.68)%	207%	4,920
March 31, 2008	45.90	(.55)	10.64	10.09	—	—	—	55.99	21.98%	1.62%		1.62%		(1.01)%	193%	11,450
March 31, 2007	43.67	(.41)	2.64	2.23	—	—	—	45.90	5.11%	1.61%		1.61%		(0.97)%	196%	6,151
March 31, 2006	29.25	(.39)	14.81	14.42	—	—	—	43.67	49.30%	1.63%		1.63%		(1.00)%	324%	6,569
March 31, 2005*	23.18	(.18)	6.25	6.07	—	—	—	29.25	26.19%	1.53%	**	1.53%	**	(1.13)% **	501%	313
Energy Services Fund C-Class
March 31, 2009	54.22	(.64)	(30.39)	(31.03)	—	—	—	23.19	(57.23)%	2.38%		2.38%		(1.41)%	207%	9,196
March 31, 2008	44.79	(.93)	10.36	9.43	—	—	—	54.22	21.05%	2.37%		2.37%		(1.76)%	193%	29,316
March 31, 2007	42.92	(.74)	2.61	1.87	—	—	—	44.79	4.36%	2.36%		2.36%		(1.77)%	196%	24,500
March 31, 2006	28.98	(.65)	14.59	13.94	—	—	—	42.92	48.10%	2.36%		2.36%		(1.82)%	324%	27,542
March 31, 2005	21.12	(.45)	8.31	7.86	—	—	—	28.98	37.22%	2.31%		2.31%		(1.84)%	501%	11,529
Financial Services Fund Investor Class
March 31, 2009†††	101.80	1.60	(57.13)	(55.53)	(1.90)	—	(1.90)	44.37	(54.76)%	1.37%		1.37%		2.16%	755%	13,257
March 31, 2008†††	142.50	1.70	(40.20)	(38.50)	(2.20)	—	(2.20)	101.80	(27.26)%	1.38%		1.38%		1.25%	913%	4,640
March 31, 2007†††	132.60	1.40	9.14	10.54	(.64)	—	(.64)	142.50	7.94%	1.34%		1.34%		1.03%	534%	22,658
March 31, 2006†††	114.00	1.70	18.10	19.80	(1.20)	—	(1.20)	132.60	17.42%	1.36%		1.34%		1.32%	821%	12,226
March 31, 2005†††	110.90	1.00	2.90	3.90	(.80)	—	(.80)	114.00	3.46%	1.33%		1.33%		0.91%	1,005%	7,741
Financial Services Fund Advisor Class
March 31, 2009†††	97.80	1.30	(54.92)	(53.62)	(1.90)	—	(1.90)	42.48	(55.06)%	1.88%		1.88%		1.83%	755%	2,710
March 31, 2008†††	137.60	.90	(38.50)	(37.60)	(2.20)	—	(2.20)	97.80	(27.58)%	1.89%		1.89%		0.70%	913%	1,957
March 31, 2007†††	128.80	.70	8.74	9.44	(.64)	—	(.64)	137.60	7.32%	1.84%		1.84%		0.54%	534%	16,786
March 31, 2006†††	111.30	1.00	17.70	18.70	(1.20)	—	(1.20)	128.80	16.85%	1.85%		1.83%		0.82%	821%	6,801
March 31, 2005†††	108.90	.50	2.70	3.20	(.80)	—	(.80)	111.30	2.88%	1.83%		1.83%		0.43%	1,005%	27,181
Financial Services Fund A-Class
March 31, 2009†††	98.60	1.30	(55.20)	(53.90)	(1.90)	—	(1.90)	42.80	(54.92)%	1.62%		1.62%		1.97%	755%	2,683
March 31, 2008†††	138.20	1.60	(39.00)	(37.40)	(2.20)	—	(2.20)	98.60	(27.32)%	1.59%		1.59%		1.42%	913%	1,367
March 31, 2007†††	129.10	1.00	8.74	9.74	(.64)	—	(.64)	138.20	7.54%	1.61%		1.61%		0.74%	534%	1,107
March 31, 2006†††	111.30	1.40	17.60	19.00	(1.20)	—	(1.20)	129.10	17.12%	1.65%		1.64%		1.18%	821%	4,295
March 31, 2005*†††	107.50	.50	4.10	4.60	(.80)	—	(.80)	111.30	4.22%	1.55%	**	1.55%	**	0.70% **	1,005%	5
Financial Services Fund C-Class
March 31, 2009†††	95.10	.80	(52.99)	(52.19)	(1.90)	—	(1.90)	41.01	(55.16)%	2.38%		2.38%		1.13%	755%	1,407
March 31, 2008†††	134.60	.50	(37.80)	(37.30)	(2.20)	—	(2.20)	95.10	(27.98)%	2.37%		2.37%		0.45%	913%	2,847
March 31, 2007†††	126.70	.10	8.44	8.54	(.64)	—	(.64)	134.60	6.73%	2.34%		2.34%		0.06%	534%	5,382
March 31, 2006†††	110.10	.10	17.70	17.80	(1.20)	—	(1.20)	126.70	16.21%	2.36%		2.34%		0.11%	821%	2,081
March 31, 2005†††	108.40	(.10)	2.60	2.50	(.80)	—	(.80)	110.10	2.24%	2.33%		2.33%		(0.10)%	1,005%	1,689
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	81

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

											RATIOS TO
											AVERAGE NET ASSETS:
				Net Realized	Net Increase
	NET ASSET	Net		and	(Decrease)	Distributions	Distributions		NET ASSET				Net			Net Assets,
	VALUE,	Investment		Unrealized	in Net Asset	from Net	from Net		VALUE,	Total			Investment		Portfolio	End of
	BEGINNING	Income		Gains (Losses)	Value Resulting	Investment	Realized	Total	END OF	Investment	Total		Income		Turnover	Period (000’s
Year Ended	OF PERIOD	(Loss)†		on Investments	from Operations	Income	Gains	Distributions	PERIOD	Return††	Expenses		(Loss)		Rate	omitted)

Health Care Fund Investor Class
March 31, 2009	$14.28	$.07		$(3.15)	$(3.08)	$—	$—	$—	$11.20	(21.57)%	1.36%		0.48%		745%	$13,920
March 31, 2008	15.28	(.02)		(.98)	(1.00)	—	—	—	14.28	(6.54)%	1.37%		(0.13)%		444%	22,062
March 31, 2007	14.54	.03		.71	.74	—	—	—	15.28	5.09%	1.35%		0.23%		545%	33,878
March 31, 2006	12.71	(.05)		1.88	1.83	—	—	—	14.54	14.40%	1.33%		(0.35)%		568%	46,432
March 31, 2005	12.50	(.05)		.26	.21	—	—	—	12.71	1.68%	1.34%		(0.42)%		610%	35,500
Health Care Fund Advisor Class
March 31, 2009	13.57	.01		(3.00)	(2.99)	—	—	—	10.58	(22.03)%	1.93%		0.04%		745%	6,353
March 31, 2008	14.59	(.09)		(.93)	(1.02)	—	—	—	13.57	(6.99)%	1.86%		(0.60)%		444%	13,099
March 31, 2007	13.94	(.05)		.70	.65	—	—	—	14.59	4.66%	1.85%		(0.37)%		545%	17,327
March 31, 2006	12.25	(.12)		1.81	1.69	—	—	—	13.94	13.80%	1.84%		(0.89)%		568%	14,577
March 31, 2005	12.11	(.10)		.24	.14	—	—	—	12.25	1.16%	1.84%		(0.83)%		610%	16,511
Health Care Fund A-Class
March 31, 2009	13.68	.02		(3.01)	(2.99)	—	—	—	10.69	(21.86)%	1.63%		0.15%		745%	997
March 31, 2008	14.67	(.06)		(.93)	(.99)	—	—	—	13.68	(6.75)%	1.61%		(0.36)%		444%	730
March 31, 2007	13.98	(.02)		.71	.69	—	—	—	14.67	4.94%	1.60%		(0.13)%		545%	818
March 31, 2006	12.25	(.08)		1.81	1.73	—	—	—	13.98	14.12%	1.62%		(0.60)%		568%	2,239
March 31, 2005*	11.65	(.05)		.65	.60	—	—	—	12.25	5.15%	1.56%	**	(0.65)%	**	610%	1
Health Care Fund C-Class
March 31, 2009	13.28	(.08)		(2.90)	(2.98)	—	—	—	10.30	(22.44)%	2.38%		(0.65)%		745%	5,101
March 31, 2008	14.35	(.16)		(.91)	(1.07)	—	—	—	13.28	(7.46)%	2.37%		(1.12)%		444%	5,677
March 31, 2007	13.79	(.10)		.66	.56	—	—	—	14.35	4.06%	2.34%		(0.73)%		545%	8,720
March 31, 2006	12.19	(.18)		1.78	1.60	—	—	—	13.79	13.13%	2.34%		(1.39)%		568%	7,114
March 31, 2005	12.11	(.16)		.24	.08	—	—	—	12.19	0.66%	2.33%		(1.36)%		610%	4,017
Internet Fund Investor Class
March 31, 2009	38.55	(.29)		(11.23)	(11.52)	(.45)	—	(.45)	26.58	(29.63)%	1.35%		(1.01)%		550%	61,745
March 31, 2008	41.11	.46	à	(2.87)	(2.41)	(.15)	—	(.15)	38.55	(5.92)%	1.38%		1.00%	àà	870%	4,365
March 31, 2007	40.22	(.44)		1.33	.89	—	—	—	41.11	2.21%	1.37%		(1.09)%		864%	5,496
March 31, 2006	32.29	(.40)		8.33	7.93	—	—	—	40.22	24.56%	1.34%		(1.10)%		1,371%	16,288
March 31, 2005	35.66	(.43)		(2.94)	(3.37)	—	—	—	32.29	(9.45)%	1.34%		(1.23)%		1,947%	5,210
Internet Fund Advisor Class
March 31, 2009	36.95	(.41)		(10.77)	(11.18)	(.45)	—	(.45)	25.32	(29.99)%	1.87%		(1.43)%		550%	3,604
March 31, 2008	39.61	(.09	)à	(2.42)	(2.51)	(.15)	—	(.15)	36.95	(6.40)%	1.88%		(0.21	)%àà	870%	1,364
March 31, 2007	38.94	(.63)		1.30	.67	—	—	—	39.61	1.72%	1.87%		(1.60)%		864%	863
March 31, 2006	31.41	(.55)		8.08	7.53	—	—	—	38.94	23.97%	1.85%		(1.58)%		1,371%	3,696
March 31, 2005	34.85	(.60)		(2.84)	(3.44)	—	—	—	31.41	(9.87)%	1.83%		(1.72)%		1,947%	829
Internet Fund A-Class
March 31, 2009	37.29	(.33)		(10.89)	(11.22)	(.45)	—	(.45)	25.62	(29.82)%	1.62%		(1.07)%		550%	91
March 31, 2008	39.87	(.19	)à	(2.24)	(2.43)	(.15)	—	(.15)	37.29	(6.16)%	1.63%		(0.44	)%àà	870%	116
March 31, 2007	39.07	(.52)		1.32	.80	—	—	—	39.87	2.05%	1.61%		(1.37)%		864%	139
March 31, 2006	31.45	(.50)		8.12	7.62	—	—	—	39.07	24.23%	1.63%		(1.36)%		1,371%	470
March 31, 2005*	30.65	(.31)		1.11	.80	—	—	—	31.45	2.61%	1.55%	**	(1.46)%	**	1,947%	4
Internet Fund C-Class
March 31, 2009	36.01	(.59)		(10.41)	(11.00)	(.45)	—	(.45)	24.56	(30.28)%	2.38%		(1.95)%		550%	602
March 31, 2008	38.79	(.38	)à	(2.25)	(2.63)	(.15)	—	(.15)	36.01	(6.84)%	2.37%		(0.89	)%àà	870%	1,608
March 31, 2007	38.30	(.78)		1.27	.49	—	—	—	38.79	1.28%	2.36%		(2.10)%		864%	1,017
March 31, 2006	31.06	(.73)		7.97	7.24	—	—	—	38.30	23.31%	2.35%		(2.09)%		1,371%	2,273
March 31, 2005	34.64	(.73)		(2.85)	(3.58)	—	—	—	31.06	(10.33)%	2.33%		(2.19)%		1,947%	1,596
82	|	THE RYDEX SERIES FUNDS ANNUAL REPORT
1

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

										RATIOS TO
										AVERAGE NET ASSETS:
			Net Realized	Net Increase
	NET ASSET	Net	and	(Decrease)	Distributions	Distributions		NET ASSET				Net		Net Assets,
	VALUE,	Investment	Unrealized	in Net Asset	from Net	from Net		VALUE,	Total			Investment	Portfolio	End of
	BEGINNING	Income	Gains (Losses)	Value Resulting	Investment	Realized	Total	END OF	Investment	Total		Income	Turnover	Period (000’s
Year Ended	OF PERIOD	(Loss)†	on Investments	from Operations	Income	Gains	Distributions	PERIOD	Return††	Expenses		(Loss)	Rate	omitted)

Leisure Fund Investor Class
March 31, 2009	$31.72	$.01	$(16.33)	$(16.32)	$—	$—	$—	$15.40	(51.45)%	1.37%		0.05%	1,529%	$4,132
March 31, 2008	35.87	.09	(4.24)	(4.15)	—	—	—	31.72	(11.57)%	1.39%		0.24%	646%	3,283
March 31, 2007	32.56	— §	3.31	3.31	—	—	—	35.87	10.17%	1.37%		(0.01)%	675%	9,130
March 31, 2006	30.50	(.07)	2.13	2.06	—	—	—	32.56	6.75%	1.34%		(0.25)%	734%	16,418
March 31, 2005	27.66	(.17)	3.01	2.84	—	—	—	30.50	10.27%	1.31%		(0.57)%	1,046%	15,080
Leisure Fund Advisor Class
March 31, 2009	30.06	(.03)	(15.50)	(15.53)	—	—	—	14.53	(51.66)%	1.88%		(0.11)%	1,529%	373
March 31, 2008	34.14	(.07)	(4.01)	(4.08)	—	—	—	30.06	(11.95)%	1.89%		(0.22)%	646%	1,611
March 31, 2007	31.15	(.10)	3.09	2.99	—	—	—	34.14	9.60%	1.87%		(0.32)%	675%	4,903
March 31, 2006	29.34	(.32)	2.13	1.81	—	—	—	31.15	6.17%	1.80%		(1.10)%	734%	5,372
March 31, 2005	26.74	(.30)	2.90	2.60	—	—	—	29.34	9.72%	1.82%		(1.10)%	1,046%	27,750
Leisure Fund A-Class
March 31, 2009	30.30	(.04)	(15.59)	(15.63)	—	—	—	14.67	(51.58)%	1.63%		(0.16)%	1,529%	25
March 31, 2008	34.32	(.07)	(3.95)	(4.02)	—	—	—	30.30	(11.71)%	1.67%		(0.20)%	646%	206
March 31, 2007	31.24	(.14)	3.22	3.08	—	—	—	34.32	9.86%	1.60%		(0.41)%	675%	2,198
March 31, 2006	29.34	(.14)	2.04	1.90	—	—	—	31.24	6.48%	1.60%		(0.49)%	734%	68
March 31, 2005*	24.59	(.08)	4.83	4.75	—	—	—	29.34	19.32%	1.55%	**	(1.02)% **	1,046%	12
Leisure Fund C-Class
March 31, 2009	29.66	(.18)	(15.22)	(15.40)	—	—	—	14.26	(51.92)%	2.38%		(0.78)%	1,529%	123
March 31, 2008	33.86	(.28)	(3.92)	(4.20)	—	—	—	29.66	(12.40)%	2.40%		(0.81)%	646%	430
March 31, 2007	31.05	(.31)	3.12	2.81	—	—	—	33.86	9.05%	2.36%		(0.96)%	675%	3,091
March 31, 2006	29.39	(.40)	2.06	1.66	—	—	—	31.05	5.65%	2.32%		(1.40)%	734%	997
March 31, 2005	26.93	(.40)	2.86	2.46	—	—	—	29.39	9.13%	2.31%		(1.44)%	1,046%	2,502
Precious Metals Fund Investor Class
March 31, 2009	69.89	(.23)	(23.30)	(23.53)	—	—	—	46.36	(33.67)%	1.28%		(0.48)%	245%	160,759
March 31, 2008	56.21	(.37)	14.05	13.68	—	—	—	69.89	24.34%	1.27%		(0.58)%	203%	149,805
March 31, 2007	54.50	(.03)	1.74	1.71	—	—	—	56.21	3.14%	1.26%		(0.05)%	259%	149,876
March 31, 2006	35.64	(.07)	18.93	18.86	—	—	—	54.50	52.92%	1.24%		(0.16)%	277%	213,017
March 31, 2005	44.32	(.05)	(8.63)	(8.68)	—	—	—	35.64	(19.58)%	1.23%		(0.12)%	358%	130,718
Precious Metals Fund Advisor Class
March 31, 2009	68.36	(.50)	(22.74)	(23.24)	—	—	—	45.12	(34.00)%	1.77%		(1.02)%	245%	12,056
March 31, 2008	55.24	(.69)	13.81	13.12	—	—	—	68.36	23.75%	1.77%		(1.09)%	203%	11,817
March 31, 2007	53.83	(.27)	1.68	1.41	—	—	—	55.24	2.62%	1.76%		(0.51)%	259%	8,387
March 31, 2006	35.37	(.28)	18.74	18.46	—	—	—	53.83	52.19%	1.75%		(0.70)%	277%	14,087
March 31, 2005	44.17	(.03)	(8.77)	(8.80)	—	—	—	35.37	(19.92)%	1.72%		(0.09)%	358%	8,596
Precious Metals Fund A-Class
March 31, 2009	68.96	(.36)	(22.96)	(23.32)	—	—	—	45.64	(33.82)%	1.53%		(0.71)%	245%	8,484
March 31, 2008	55.59	(.55)	13.92	13.37	—	—	—	68.96	24.05%	1.52%		(0.84)%	203%	10,911
March 31, 2007	54.03	(.15)	1.71	1.56	—	—	—	55.59	2.89%	1.51%		(0.28)%	259%	4,778
March 31, 2006	35.41	(.19)	18.81	18.62	—	—	—	54.03	52.58%	1.52%		(0.43)%	277%	5,701
March 31, 2005*	37.26	(.01)	(1.84)	(1.85)	—	—	—	35.41	(4.97)%	1.45%	**	(0.02)% **	358%	217
Precious Metals Fund C-Class
March 31, 2009	65.38	(.68)	(21.78)	(22.46)	—	—	—	42.92	(34.35)%	2.27%		(1.43)%	245%	20,452
March 31, 2008	53.12	(.97)	13.23	12.26	—	—	—	65.38	23.08%	2.27%		(1.60)%	203%	26,319
March 31, 2007	52.02	(.51)	1.61	1.10	—	—	—	53.12	2.11%	2.26%		(1.00)%	259%	23,486
March 31, 2006	34.37	(.46)	18.11	17.65	—	—	—	52.02	51.35%	2.25%		(1.20)%	277%	24,266
March 31, 2005	43.16	(.39)	(8.40)	(8.79)	—	—	—	34.37	(20.37)%	2.23%		(1.08)%	358%	20,426
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	83
2

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

										RATIOS TO
										AVERAGE NET ASSETS:
			Net Realized	Net Increase
	NET ASSET	Net	and	(Decrease)	Distributions	Distributions		NET ASSET				Net		Net Assets,
	VALUE,	Investment	Unrealized	in Net Asset	from Net	from Net		VALUE,	Total			Investment	Portfolio	End of
	BEGINNING	Income	Gains (Losses)	Value Resulting	Investment	Realized	Total	END OF	Investment	Total		Income	Turnover	Period (000’s
Year Ended	OF PERIOD	(Loss)†	on Investments	from Operations	Income	Gains	Distributions	PERIOD	Return††	Expenses		(Loss)	Rate	omitted)

Retailing Fund Investor Class
March 31, 2009	$11.54	$(.01)	$(2.95)	$(2.96)	$—	$—	$—	$8.58	(25.65)%	1.32%		(0.14)%	461%	$84,894
March 31, 2008	14.47	(.04)	(2.89)	(2.93)	—	—	—	11.54	(20.25)%	1.37%		(0.27)%	1,205%	3,152
March 31, 2007	13.48	(.06)	1.05	.99	—	—	—	14.47	7.34%	1.36%		(0.45)%	952%	4,033
March 31, 2006	12.30	(.08)	1.26	1.18	—	—	—	13.48	9.59%	1.33%		(0.60)%	1,163%	7,608
March 31, 2005	11.74	(.06)	.62	.56	—	—	—	12.30	4.77%	1.33%		(0.54)%	1,505%	7,529
Retailing Fund Advisor Class
March 31, 2009	11.10	(.02)	(2.88)	(2.90)	—	—	—	8.20	(26.13)%	1.88%		(0.26)%	461%	901
March 31, 2008	13.97	(.12)	(2.75)	(2.87)	—	—	—	11.10	(20.54)%	1.87%		(0.89)%	1,205%	800
March 31, 2007	13.07	(.10)	1.00	.90	—	—	—	13.97	6.89%	1.86%		(0.73)%	952%	2,791
March 31, 2006	11.99	(.15)	1.23	1.08	—	—	—	13.07	9.01%	1.82%		(1.18)%	1,163%	3,385
March 31, 2005	11.49	(.12)	.62	.50	—	—	—	11.99	4.35%	1.83%		(1.09)%	1,505%	6,445
Retailing Fund A-Class
March 31, 2009	11.18	(.02)	(2.86)	(2.88)	—	—	—	8.30	(25.76)%	1.63%		(0.17)%	461%	49
March 31, 2008	14.04	(.10)	(2.76)	(2.86)	—	—	—	11.18	(20.37)%	1.63%		(0.73)%	1,205%	101
March 31, 2007	13.10	(.07)	1.01	.94	—	—	—	14.04	7.18%	1.57%		(0.54)%	952%	385
March 31, 2006	12.01	(.11)	1.20	1.09	—	—	—	13.10	9.08%	1.59%		(0.87)%	1,163%	46
March 31, 2005*	10.45	(.07)	1.63	1.56	—	—	—	12.01	14.93%	1.68%	**	(1.03)% **	1,505%	1
Retailing Fund C-Class
March 31, 2009	10.76	(.07)	(2.77)	(2.84)	—	—	—	7.92	(26.39)%	2.38%		(0.76)%	461%	1,008
March 31, 2008	13.62	(.17)	(2.69)	(2.86)	—	—	—	10.76	(21.00)%	2.37%		(1.36)%	1,205%	1,291
March 31, 2007	12.80	(.15)	.97	.82	—	—	—	13.62	6.41%	2.34%		(1.17)%	952%	2,650
March 31, 2006	11.80	(.20)	1.20	1.00	—	—	—	12.80	8.47%	2.34%		(1.65)%	1,163%	1,586
March 31, 2005	11.37	(.17)	.60	.43	—	—	—	11.80	3.78%	2.33%		(1.52)%	1,505%	1,774
Technology Fund Investor Class
March 31, 2009	11.77	(.03)	(4.04)	(4.07)	—	—	—	7.70	(34.58)%	1.37%		(0.29)%	564%	11,601
March 31, 2008	12.53	(.10)	(.66)	(.76)	—	—	—	11.77	(6.07)%	1.37%		(0.72)%	694%	9,916
March 31, 2007	12.35	(.11)	.29	.18	—	—	—	12.53	1.46%	1.36%		(0.91)%	684%	14,274
March 31, 2006	10.35	(.09)	2.12	2.03	(.03)	—	(.03)	12.35	19.65%	1.33%		(0.79)%	666%	21,182
March 31, 2005	11.40	.03	(1.08)	(1.05)	—	—	—	10.35	(9.21)%	1.31%		0.33%	1,304%	13,346
Technology Fund Advisor Class
March 31, 2009	11.27	(.05)	(3.90)	(3.95)	—	—	—	7.32	(35.05)%	1.87%		(0.53)%	564%	1,914
March 31, 2008	12.05	(.15)	(.63)	(.78)	—	—	—	11.27	(6.47)%	1.88%		(1.16)%	694%	2,077
March 31, 2007	11.94	(.16)	.27	.11	—	—	—	12.05	0.92%	1.86%		(1.41)%	684%	4,807
March 31, 2006	10.06	(.14)	2.05	1.91	(.03)	—	(.03)	11.94	19.02%	1.84%		(1.32)%	666%	12,737
March 31, 2005	11.13	.02	(1.09)	(1.07)	—	—	—	10.06	(9.61)%	1.83%		0.21%	1,304%	10,693
Technology Fund A-Class
March 31, 2009	11.32	(.04)	(3.91)	(3.95)	—	—	—	7.37	(34.89)%	1.63%		(0.41)%	564%	1,669
March 31, 2008	12.09	(.11)	(.66)	(.77)	—	—	—	11.32	(6.37)%	1.60%		(0.86)%	694%	546
March 31, 2007	11.95	(.14)	.28	.14	—	—	—	12.09	1.17%	1.61%		(1.18)%	684%	278
March 31, 2006	10.07	(.13)	2.04	1.91	(.03)	—	(.03)	11.95	19.00%	1.63%		(1.15)%	666%	633
March 31, 2005*	9.32	—	.75	.75	—	—	—	10.07	8.05%	1.54%	**	0.00% **	1,304%	6
Technology Fund C-Class
March 31, 2009	11.04	(.12)	(3.78)	(3.90)	—	—	—	7.14	(35.33)%	2.38%		(1.24)%	564%	1,335
March 31, 2008	11.87	(.21)	(.62)	(.83)	—	—	—	11.04	(6.99)%	2.35%		(1.67)%	694%	2,448
March 31, 2007	11.81	(.22)	.28	.06	—	—	—	11.87	0.51%	2.35%		(1.91)%	684%	1,538
March 31, 2006	10.01	(.21)	2.04	1.83	(.03)	—	(.03)	11.81	18.31%	2.35%		(1.88)%	666%	2,800
March 31, 2005	11.10	—	(1.09)	(1.09)	—	—	—	10.01	(9.82)%	2.32%		0.00%	1,304%	1,284
84	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

										RATIOS TO
										AVERAGE NET ASSETS:
			Net Realized	Net Increase
	NET ASSET	Net	and	(Decrease)	Distributions	Distributions		NET ASSET				Net		Net Assets,
	VALUE,	Investment	Unrealized	in Net Asset	from Net	from Net		VALUE,	Total			Investment	Portfolio	End of
	BEGINNING	Income	Gains (Losses)	Value Resulting	Investment	Realized	Total	END OF	Investment	Total		Income	Turnover	Period (000’s
Year Ended	OF PERIOD	(Loss)†	on Investments	from Operations	Income	Gains	Distributions	PERIOD	Return††	Expenses		(Loss)	Rate	omitted)

Telecommunications Fund Investor Class
March 31, 2009	$17.04	$.27	$(6.68)	$(6.41)	$(.34)	$—	$(.34)	$10.29	(37.55)%	1.39%		1.92%	672%	$4,440
March 31, 2008	19.02	.12	(2.08)	(1.96)	(.02)	—	(.02)	17.04	(10.32)%	1.37%		0.58%	528%	11,134
March 31, 2007	17.74	.16	1.23	1.39	(.11)	—	(.11)	19.02	7.87%	1.37%		0.89%	430%	16,699
March 31, 2006	14.33	.21	3.60	3.81	(.40)	—	(.40)	17.74	26.96%	1.38%		1.30%	820%	56,695
March 31, 2005	15.48	.09	(1.24)	(1.15)	—	—	—	14.33	(7.43)%	1.35%		0.60%	1,142%	6,003
Telecommunications Fund Advisor Class
March 31, 2009	16.26	.17	(6.34)	(6.17)	(.34)	—	(.34)	9.75	(37.88)%	1.81%		1.53%	672%	9,991
March 31, 2008	18.24	(.02)	(1.94)	(1.96)	(.02)	—	(.02)	16.26	(10.76)%	1.88%		(0.09)%	528%	835
March 31, 2007	17.10	.04	1.21	1.25	(.11)	—	(.11)	18.24	7.35%	1.83%		0.22%	430%	6,584
March 31, 2006	13.88	.12	3.50	3.62	(.40)	—	(.40)	17.10	26.46%	1.82%		0.81%	820%	8,487
March 31, 2005	15.07	.03	(1.22)	(1.19)	—	—	—	13.88	(7.90)%	1.86%		0.19%	1,142%	1,922
Telecommunications Fund A-Class
March 31, 2009	16.33	.27	(6.43)	(6.16)	(.34)	—	(.34)	9.83	(37.66)%	1.63%		2.15%	672%	1,317
March 31, 2008	18.28	.03	(1.96)	(1.93)	(.02)	—	(.02)	16.33	(10.57)%	1.61%		0.13%	528%	451
March 31, 2007	17.15	.05	1.19	1.24	(.11)	—	(.11)	18.28	7.27%	1.49%		0.28%	430%	2,126
March 31, 2006	13.90	(.03)	3.68	3.65	(.40)	—	(.40)	17.15	26.64%	1.88%		(0.18)%	820%	4,193
March 31, 2005*	13.55	.11	.24	.35	—	—	—	13.90	2.58%	1.54%	**	1.25% **	1,142%	3
Telecommunications Fund C-Class
March 31, 2009	15.91	.13	(6.22)	(6.09)	(.34)	—	(.34)	9.48	(38.21)%	2.42%		0.99%	672%	1,281
March 31, 2008	17.93	(.10)	(1.90)	(2.00)	(.02)	—	(.02)	15.91	(11.17)%	2.37%		(0.50)%	528%	2,846
March 31, 2007	16.90	(.06)	1.20	1.14	(.11)	—	(.11)	17.93	6.78%	2.33%		(0.35)%	430%	4,763
March 31, 2006	13.81	.01	3.48	3.49	(.40)	—	(.40)	16.90	25.65%	2.31%		0.09%	820%	2,827
March 31, 2005	15.06	(.07)	(1.18)	(1.25)	—	—	—	13.81	(8.30)%	2.38%		(0.51)%	1,142%	1,784
Transportation Fund Investor Class
March 31, 2009	25.21	.07	(10.90)	(10.83)	— §	—	—	14.38	(42.96)%	1.38%		0.33%	875%	20,990
March 31, 2008	29.16	.06	(4.01)	(3.95)	—	—	—	25.21	(13.55)%	1.36%		0.22%	952%	17,420
March 31, 2007	28.30	(.14)	1.00	.86	—	—	—	29.16	3.04%	1.36%		(0.48)%	686%	6,635
March 31, 2006	22.42	(.09)	5.97	5.88	—	—	—	28.30	26.23%	1.37%		(0.36)%	669%	45,580
March 31, 2005	18.84	(.11)	3.69	3.58	—	—	—	22.42	19.00%	1.32%		(0.51)%	929%	7,890
Transportation Fund Advisor Class
March 31, 2009	23.59	.10	(10.29)	(10.19)	— §	—	—	13.40	(43.20)%	1.90%		0.51%	875%	1,139
March 31, 2008	27.42	(.01)	(3.82)	(3.83)	—	—	—	23.59	(13.97)%	1.87%		(0.05)%	952%	5,152
March 31, 2007	26.75	(.26)	.93	.67	—	—	—	27.42	2.50%	1.86%		(0.97)%	686%	3,556
March 31, 2006	21.31	(.19)	5.63	5.44	—	—	—	26.75	25.53%	1.86%		(0.81)%	669%	8,478
March 31, 2005	18.02	(.21)	3.50	3.29	—	—	—	21.31	18.26%	1.82%		(1.05)%	929%	5,748
Transportation Fund A-Class
March 31, 2009	23.81	.08	(10.34)	(10.26)	— §	—	—	13.55	(43.09)%	1.67%		0.43%	875%	561
March 31, 2008	27.60	— §	(3.79)	(3.79)	—	—	—	23.81	(13.73)%	1.62%		0.00%	952%	228
March 31, 2007	26.87	(.19)	.92	.73	—	—	—	27.60	2.72%	1.61%		(0.70)%	686%	483
March 31, 2006	21.34	(.17)	5.70	5.53	—	—	—	26.87	25.91%	1.66%		(0.71)%	669%	3,044
March 31, 2005*	18.73	(.09)	2.70	2.61	—	—	—	21.34	13.93%	1.54%	**	(0.71)% **	929%	22
Transportation Fund C-Class
March 31, 2009	23.70	(.16)	(10.14)	(10.30)	— §	—	—	13.40	(43.46)%	2.40%		(0.79)%	875%	2,186
March 31, 2008	27.68	(.20)	(3.78)	(3.98)	—	—	—	23.70	(14.38)%	2.38%		(0.73)%	952%	845
March 31, 2007	27.14	(.40)	.94	.54	—	—	—	27.68	1.99%	2.37%		(1.47)%	686%	4,894
March 31, 2006	21.71	(.35)	5.78	5.43	—	—	—	27.14	25.01%	2.38%		(1.43)%	669%	5,385
March 31, 2005	18.43	(.32)	3.60	3.28	—	—	—	21.71	17.80%	2.32%		(1.51)%	929%	1,807
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	85

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

										RATIOS TO
										AVERAGE NET ASSETS:
			Net Realized	Net Increase
	NET ASSET		and	(Decrease)	Distributions	Distributions		NET ASSET					Net Assets,
	VALUE,	Net	Unrealized	in Net Asset	from Net	from Net		VALUE,	Total		Net	Portfolio	End of
	BEGINNING	Investment	Gains (Losses)	Value Resulting	Investment	Realized	Total	END OF	Investment	Total	Investment	Turnover	Period (000’s
Year Ended	OF PERIOD	Income†	on Investments	from Operations	Income	Gains	Distributions	PERIOD	Return††	Expenses	Income	Rate	omitted)

Utilities Fund Investor Class
March 31, 2009	$29.29	$.72	$(9.32)	$(8.60)	$(.13)	$—	$(.13)	$20.56	(29.40)%	1.39%	2.90%	684%	$10,348
March 31, 2008	31.89	.51	(2.31)	(1.80)	(.80)	—	(.80)	29.29	(5.88)%	1.39%	1.57%	375%	11,242
March 31, 2007	24.90	.52	6.83	7.35	(.36)	—	(.36)	31.89	29.64%	1.37%	1.86%	557%	84,150
March 31, 2006	23.62	.51	1.21	1.72	(.44)	—	(.44)	24.90	7.25%	1.33%	1.99%	728%	11,717
March 31, 2005	20.57	.53	2.82	3.35	(.30)	—	(.30)	23.62	16.35%	1.33%	2.46%	1,124%	17,861
Utilities Fund Advisor Class
March 31, 2009	28.00	.63	(8.94)	(8.31)	(.13)	—	(.13)	19.56	(29.72)%	1.90%	2.72%	684%	5,939
March 31, 2008	30.65	.32	(2.17)	(1.85)	(.80)	—	(.80)	28.00	(6.28)%	1.88%	1.02%	375%	2,960
March 31, 2007	24.08	.37	6.56	6.93	(.36)	—	(.36)	30.65	28.90%	1.86%	1.38%	557%	11,929
March 31, 2006	22.96	.36	1.20	1.56	(.44)	—	(.44)	24.08	6.76%	1.83%	1.46%	728%	1,427
March 31, 2005	20.10	.42	2.74	3.16	(.30)	—	(.30)	22.96	15.78%	1.83%	1.95%	1,124%	8,045
Utilities Fund A-Class
March 31, 2009	28.27	.54	(8.88)	(8.34)	(.13)	—	(.13)	19.80	(29.54)%	1.64%	2.15%	684%	1,489
March 31, 2008	30.87	.42	(2.22)	(1.80)	(.80)	—	(.80)	28.27	(6.07)%	1.63%	1.38%	375%	3,032
March 31, 2007	24.18	.43	6.62	7.05	(.36)	—	(.36)	30.87	29.28%	1.61%	1.52%	557%	4,756
March 31, 2006	23.00	.44	1.18	1.62	(.44)	—	(.44)	24.18	7.01%	1.60%	1.75%	728%	626
March 31, 2005*	20.66	.40	2.24	2.64	(.30)	—	(.30)	23.00	12.84%	1.54% **	2.98% **	1,124%	128
Utilities Fund C-Class
March 31, 2009	26.93	.32	(8.41)	(8.09)	(.13)	—	(.13)	18.71	(30.08)%	2.39%	1.31%	684%	4,127
March 31, 2008	29.66	.18	(2.11)	(1.93)	(.80)	—	(.80)	26.93	(6.77)%	2.38%	0.60%	375%	8,934
March 31, 2007	23.42	.22	6.38	6.60	(.36)	—	(.36)	29.66	28.30%	2.36%	0.82%	557%	11,013
March 31, 2006	22.47	.24	1.15	1.39	(.44)	—	(.44)	23.42	6.15%	2.34%	1.00%	728%	5,346
March 31, 2005	19.77	.29	2.71	3.00	(.30)	—	(.30)	22.47	15.23%	2.32%	1.39%	1,124%	4,807

*	Since the commencement of operations:

September 1, 2004 — Banking Fund A-Class, Basic Materials Fund A-Class, Biotechnology Fund A-Class, Consumer Products Fund A-Class, Electronics Fund A-Class, Energy Fund A-Class, Energy Services Fund A-Class, Financial Services Fund A-Class, Health Care Fund A-Class, Internet Fund A-Class, Leisure Fund A-Class, Precious Metals Fund A-Class, Retailing Fund A-Class, Technology Fund A-Class, Telecommunications Fund A-Class, Transportation Fund A-Class and Utilities Fund A-Class.

**	Annualized

†	Calculated using the average daily shares outstanding for the year.

††	Total investment return does not reflect the impact of any applicable sales charges and has not been annualized.

†††	Banking Fund, Financial Services Fund — Per share amounts for the periods ended March 31, 2005 through March 31, 2009 have been restated to reflect a 1:10 reverse share split effective April 20, 2009.

Electronics Fund — Per share amounts for the periods ended March 31, 2005 through March 31, 2009 have been restated to reflect a 1:5 reverse share split effective April 20, 2009. See Note 10.

à	Net investment income per share includes $0.88, $0.84, $0.83, and $0.81 for Investor Class, Advisor Class, A-Class, and C-Class, respectively, resulting from a special dividend from Palm, Inc. on October 25, 2007.

àà	Net investment income to average assets includes 1.91% for Investor Class, Advisor Class, A-Class, and C-Class, resulting from a special dividend from Palm, Inc. on October 25, 2007.

§	Less than $.01 per share.
86	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1.    Organization and Significant Accounting Policies Organization
The Rydex Series Funds (the “Trust”) is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-ended investment company. The Trust offers five separate classes of shares, Investor Class shares, Advisor Class shares, A-Class shares, C-Class shares, and H-Class shares. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Sales of shares of each Class are made without a sales charge at the net asset value per share, with the exception of A-Class shares. A-Class shares are sold at net asset value, plus the applicable front-end sales charge, except for the U.S. Government Money Market Fund. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class Share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% CDSC if shares are redeemed within 18 months of purchase.
At March 31, 2009, the Trust consisted of fifty-five separate Funds. This report covers the Sector Funds (the “Funds”), while the other funds are contained in separate reports.
Rydex Investments provides advisory, transfer agent and administrative services, and accounting services to the Trust. Rydex Distributors, Inc. (the “Distributor”) acts as principal underwriter for the Trust. Both Rydex Investments and the Distributor are affiliated entities.
The Sector Funds invest in a specific industry sector. To the extent that investments are concentrated in a single sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting such sector.
The Funds seek capital appreciation and invest substantially all of their assets in equity securities of companies involved in their sector. The Funds may also purchase American Depository Receipts, U.S. Government securities, and enter into repurchase agreements.
Significant Accounting Policies
The following significant accounting policies and the preparation of financial statements are in conformity with U.S. generally accepted accounting principles and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
A. Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m.on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price, usually as of 4:00 p.m. on the valuation date.
Investments, for which market quotations are not readily available, are fair valued as determined in good faith by Rydex Investments under direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) other information and considerations, including current values in related markets.
B. Securities transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.
C. Distributions of net investment income and net realized capital gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles.

THE RYDEX SERIES FUNDS ANNUAL REPORT	|	87

NOTES TO FINANCIAL STATEMENTS (continued)

D. The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.
E. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the Classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution fees relating to A-Class shares and service and distribution fees related to Advisor Class shares and C-Class shares, are charged directly to specific Classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.
F. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
2.    Fees And Other Transactions With Affiliates
Under the terms of an investment advisory contract, the Trust pays Rydex Investments investment advisory fees calculated at an annualized rate of 0.85% of the average daily net assets of each of the Funds, except the Precious Metals Fund, which is 0.75% of the average daily net assets.
Rydex Investments provides transfer agent and administrative services to the Funds for fees calculated at an annualized rate of 0.25% of the average daily net assets of each Fund.
Rydex Investments also provides accounting services to the Trust for fees calculated at an annualized rate of 0.10% on the first $250 million of the average daily net assets, 0.075% on the next $250 million of the average daily net assets, 0.05% on the next $250 million of the average daily net assets, and 0.03% on the average daily net assets over $750 million of each Fund.
Rydex Investments engages external service providers to perform other necessary services to the Trust, such as accounting and auditing related services, legal services, printing and mailing, etc. on a pass-through basis. Such expenses vary from Fund to Fund and are allocated to the Funds based on relative net assets. Organizational and setup costs for new Funds are paid by the Trust.
The Trust has adopted a Distribution Plan and Shareholder Services Plan applicable to its Advisor Class shares and a Distribution Plan applicable to A-Class shares for which the Distributor and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Trust will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. The Distributor, in turn, will pay the Service Provider out of its fees. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services. With regard to Advisor Class shares only, if a Service Provider provides shareholder services, the Distributor will receive shareholder servicing fees from the Trust at an annual rate not to exceed 0.25% of average daily net assets. The Distributor, in turn, will pay the Service Provider out of its fees.
The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates the shareholder’s financial advisor for providing on-going services to the shareholder. The annual 0.75% distribution fee reimburses the Distributor for paying the shareholder’s financial advisor an ongoing sales commission. The Distributor advances the first year’s service and distribution fees to the Financial Advisor. The Distributor retains the service and distribution fees on accounts with no authorized dealer of record.
For the year ended March 31, 2009, the Distributor retained sales charges of $688,103 relating to sales of A-Class shares of the Trust.
Certain officers and trustees of the Trust are also officers of Rydex Investments and the Distributor.

88	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

3.    Federal Income Tax Information
The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all net investment income and capital gains to shareholders. Therefore no Federal income tax provision has been recorded.
Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than- not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely- than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (fiscal years 2006 — 2009), and has concluded that no provision for income tax is required in the Funds’ financial statements.
Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, losses deferred due to post-October losses, and excise tax regulations.
Permanent book and tax basis differences, if any, will result in reclassifications. This may include net operating losses not utilized during the current period, capital loss carryforward expired, and the utilization of earnings and profits distributed to the shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. These reclassifications have no effect on net assets or net asset values per share. Any undistributed ordinary income or long-term capital gain remaining at fiscal year end is distributed in the following year.
The Funds’ tax basis capital gains and losses are determined only at the end of each fiscal year. Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended March 31, 2009, the following capital losses from previous years expired:

Fund	Amount

Banking Fund	$20,242,791
Biotechnology Fund	125,804
Consumer Products Fund	5,623,844
Electronics Fund	26,624,901
Financial Services Fund	566,452
Internet Fund	5,922,196
Leisure Fund	2,107,453
Retailing Fund	5,599,963
Transportation Fund	5,149,592
The tax character of distributions paid during the year ended March 31, 2009, was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions

Banking Fund	$294,967	$—	$294,967
Basic Materials Fund	427,999	—	427,999
Biotechnology Fund	—	—	—
Consumer Products Fund	391,809	—	391,809
Electronics Fund	—	—	—
Energy Fund	—	2,775,532	2,775,532
Energy Services Fund	—	—	—
Financial Services Fund	257,743	—	257,743
Health Care Fund	—	—	—
Internet Fund	51,749	—	51,749
Leisure Fund	—	—	—
Precious Metals Fund	—	—	—
Retailing Fund	—	—	—
Technology Fund	—	—	—
Telecommunications Fund	130,000	—	130,000
Transportation Fund	350	—	350
Utilities Fund	370,000	—	370,000
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	89

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended March 31, 2008, was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions

Banking Fund	$134,135	$—	$134,135
Basic Materials Fund	220,980	—	220,980
Biotechnology Fund	—	—	—
Consumer Products Fund	484,851	—	484,851
Electronics Fund	—	—	—
Energy Fund	45,313	2,886,801	2,932,114
Energy Services Fund	—	—	—
Financial Services Fund	230,593	—	230,593
Health Care Fund	—	—	—
Internet Fund	50,000	—	50,000
Leisure Fund	—	—	—
Precious Metals Fund	—	—	—
Retailing Fund	—	—	—
Technology Fund	—	—	—
Telecommunications Fund	30,530	—	30,530
Transportation Fund	—	—	—
Utilities Fund	800,000	—	800,000
The tax character of distributable earnings/(accumulated losses) at March 31, 2009, was as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary	Long-Term	Appreciation/	Capital Loss
Fund	Income	Capital Gain	Depreciation	Carryforward

Banking Fund	$421,334	$ —	$(22,043,877)	$(12,360,268)[1]
Basic Materials Fund	185,137	—	(15,407,705)	(17,855,592)[1]
Biotechnology Fund	—	—	(29,259,386)	(141,633,245)[1]
Consumer Products Fund	502,724	—	(9,057,442)	(5,582,951)[1]
Electronics Fund	—	—	(10,198,165)	(120,114,372)[1]
Energy Fund	—	—	(20,663,323)	—
Energy Services Fund	—	—	(38,821,088)	(40,881,690)[1]
Financial Services Fund	216,441	—	(28,813,997)	(20,929,716)[1]
Health Care Fund	113,695	—	(20,780,123)	(12,832,995)[1]
Internet Fund	—	—	1,616,588	(30,339,371)[1]
Leisure Fund	—	—	(4,151,918)	(9,521,741)[1]
Precious Metals Fund	—	—	3,753,024	(5,026,575)[1]
Retailing Fund	—	—	(12,857,859)	(14,143,546)[1]
Technology Fund	—	—	(38,156,501)	(40,310,275)[1]
Telecommunications Fund	129,765	—	(13,461,571)	(28,158,260)[1]
Transportation Fund	64,578	—	(8,780,561)	(6,925,941)[1]
Utilities Fund	441,713	—	(7,104,898)	(1,315,205)[1]
Capital Loss Carryforward amounts may be limited due to Treasury Regulations.

[1]	A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

									Total
	Expires in	Expires in	Expires in	Expires in	Expires in	Expires in	Expires in	Expires in	Capital Loss
Fund	2010	2011	2012	2013	2014	2015	2016	2017	Carryforward

Banking Fund	$(7,330,166)	$(2,693,804)	$—	$—	$(214,478)	$—	$(311,892)	$(1,809,928)	$(12,360,268)
Basic Materials Fund	—	(2,474,180)	—	(2,261,623)	(451,056)	—	—	(12,668,733)	(17,855,592)
Biotechnology Fund	(46,454,438)	(41,827,211)	—	(53,351,596)	—	—	—	—	(141,633,245)
Consumer Products Fund	—	(1,405,711)	—	(290,898)	(1,252,333)	—	—	(2,634,009)	(5,582,951)
Electronics Fund	(71,114,792)	(4,632,927)	(21,975,263)	(6,480,667)	(2,395,860)	(5,495,145)	(1,900,883)	(6,118,835)	(120,114,372)
Energy Services Fund	(1,755,155)	(1,565,855)	(10,710,084)	—	—	—	—	(26,850,596)	(40,881,690)
Financial Services Fund	(16,797,195)	—	—	—	—	—	—	(4,132,521)	(20,929,716)
Health Care Fund	—	(3,106,137)	—	(2,200,218)	—	—	—	(7,526,640)	(12,832,995)
Internet Fund	(20,245,609)	(3,187,374)	(201,036)	(775,742)	(1,627,251)	—	—	(4,302,359)	(30,339,371)
90	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

									Total
	Expires in	Expires in	Expires in	Expires in	Expires in	Expires in	Expires in	Expires in	Capital Loss
Fund	2010	2011	2012	2013	2014	2015	2016	2017	Carryforward

Leisure Fund	$(5,084,685)	$(1,440,998)	$(76,092)	$(353,498)	$(1,914,441)	$ —	$ —	$(652,027)	$(9,521,741)
Precious Metals Fund	—	—	—	(3,940,940)	—	—	—	(1,085,635)	(5,026,575)
Retailing Fund	(8,401,610)	(1,550,748)	—	(1,002,219)	—	—	—	(3,188,969)	(14,143,546)
Technology Fund	(1,756,838)	(24,431,379)	—	(5,462,751)	(3,582,117)	—	—	(5,077,190)	(40,310,275)
Telecommunications Fund	(19,165,482)	(6,628,688)	—	(618,538)	—	—	—	(1,745,552)	(28,158,260)
Transportation Fund	(1,468,132)	(2,503,694)	(1,263,341)	(894,874)	—	—	—	(795,900)	(6,925,941)
Utilities Fund	—	—	—	—	—	—	—	(1,315,205)	(1,315,205)
At March 31, 2009, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain (Loss)

Banking Fund	$50,960,319	$—	$(22,043,877)	$(22,043,877)
Basic Materials Fund	128,309,233	—	(15,407,705)	(15,407,705)
Biotechnology Fund	109,861,306	—	(29,259,386)	(29,259,386)
Consumer Products Fund	40,819,479	—	(9,057,442)	(9,057,442)
Electronics Fund	122,999,567	—	(10,198,165)	(10,198,165)
Energy Fund	94,392,290	—	(20,663,323)	(20,663,323)
Energy Services Fund	120,554,344	—	(38,821,088)	(38,821,088)
Financial Services Fund	48,591,198	—	(28,813,997)	(28,813,997)
Health Care Fund	46,978,689	—	(20,780,123)	(20,780,123)
Internet Fund	64,487,094	1,908,258	(291,670)	1,616,588
Leisure Fund	8,784,341	—	(4,151,918)	(4,151,918)
Precious Metals Fund	199,539,715	4,348,071	(595,047)	3,753,024
Retailing Fund	99,646,060	—	(12,857,859)	(12,857,859)
Technology Fund	54,651,609	—	(38,156,501)	(38,156,501)
Telecommunications Fund	30,430,584	—	(13,461,571)	(13,461,571)
Transportation Fund	33,448,419	—	(8,780,561)	(8,780,561)
Utilities Fund	28,887,084	—	(7,104,898)	(7,104,898)
Pursuant to Federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2009, the following amounts of realized net capital losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until April 1, 2009:

Fund

Banking Fund	$(19,433,548)
Basic Materials Fund	(3,713,663)
Consumer Products Fund	(3,138,278)
Electronics Fund	(826,044)
Energy Fund	(4,511,266)
Energy Services Fund	(4,235,878)
Financial Services Fund	(2,728,059)
Health Care Fund	(7,302,299)
Internet Fund	(259,373)
Leisure Fund	(933,271)
Precious Metals Fund	(9,578,178)
Retailing Fund	(201,635)
Technology Fund	(2,669,953)
Transportation Fund	(14,643,734)
Utilities Fund	(4,452,119)
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	91

NOTES TO FINANCIAL STATEMENTS (continued)

4.    Repurchase Agreements
The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.
The repurchase agreements executed by the joint account and outstanding at March 31, 2009, were as follows:

Counterparty	Terms of Agreement	Face Value	Market Value	Repurchase Price

Credit Suisse Group	0.15% due 04/01/09	$1,148,344,725	$1,148,344,725	$1,148,349,509

			$1,148,344,725	$1,148,349,509

At March 31, 2009, the collateral for the repurchase agreements in the joint account was as follows:

		Range
Security Type	Maturity Dates	of Rates	Par Value	Market Value

U.S. Treasury Notes	07/15/10 – 08/15/17	1.13% – 4.75%	$990,145,000	$1,082,422,034
U.S. Treasury Bond	02/15/38	4.38%	78,470,000	88,892,208

				$1,171,314,242

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the credit worthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.
5.    Fair Value Measurement
Effective April 1, 2008, the Funds adopted Statement of Financial Accounting Standard No. 157 (“FAS 157”) Fair Value Measurement which provided enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications.
Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the inputs used to value the Funds’ net assets at March 31, 2009:

	Level 1	Level 2	Level 3
	Investments	Investments	Investments
Fund	In Securities	In Securities	In Securities	Total

Assets
Banking Fund	$28,916,442	$ —	$ —	$28,916,442
Basic Materials Fund	112,901,528	—	—	112,901,528
Biotechnology Fund	80,601,920	—	—	80,601,920
Consumer Products Fund	31,762,037	—	—	31,762,037
Electronics Fund	112,801,402	—	—	112,801,402
92	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1	Level 2	Level 3
	Investments	Investments	Investments
Fund	In Securities	In Securities	In Securities	Total

Energy Fund	$73,728,967	$ —	$ —	$73,728,967
Energy Services Fund	81,733,256	—	—	81,733,256
Financial Services Fund	19,777,201	—	—	19,777,201
Health Care Fund	26,198,566	—	—	26,198,566
Internet Fund	66,103,682	—	—	66,103,682
Leisure Fund	4,632,423	—	—	4,632,423
Precious Metals Fund	203,292,739	—	—	203,292,739
Retailing Fund	86,788,201	—	—	86,788,201
Technology Fund	16,495,108	—	—	16,495,108
Telecommunications Fund	16,969,013	—	—	16,969,013
Transportation Fund	24,667,858	—	—	24,667,858
Utilities Fund	21,782,186	—	—	21,782,186
6.    Securities Transactions
For the year ended March 31, 2009, the cost of purchases and proceeds from sales of investment securities, excluding short-term and temporary cash investments, were:

		Basic	Biotech-	Consumer			Energy
	Banking	Materials	nology	Products	Electronics	Energy	Services
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Purchases	$212,786,175	$297,323,843	$383,229,922	$172,850,689	$163,652,101	$333,737,665	$314,284,718
Sales	$171,334,877	$295,303,204	$335,930,352	$148,764,312	$68,144,907	$311,784,674	$269,356,909

	Financial	Health			Precious
	Services	Care	Internet	Leisure	Metals	Retailing	Technology
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Purchases	$108,224,688	$319,653,882	$119,423,429	$53,362,817	$506,503,692	$132,910,280	$102,141,493
Sales	$89,751,540	$315,427,922	$62,618,183	$51,466,199	$425,608,092	$52,041,608	$92,870,686

	Telecom-	Transpor-
	munications	tation	Utilities
	Fund	Fund	Fund

Purchases	$73,230,723	$215,779,524	$221,584,356
Sales	$67,187,391	$195,876,263	$211,188,346
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	93

NOTES TO FINANCIAL STATEMENTS (continued)

7.   Share Transactions
The Trust is authorized to issue an unlimited number of shares (no par value). Transactions in shares for the years presented were:

			Purchased through Dividend
	Shares Purchased		Reinvestment		Shares Redeemed		Net Shares Purchased (Redeemed)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
	2009	2008	2009	2008	2009	2008	2009	2008

Banking Fund††
Investor Class	3,722,707	2,184,629	3,228	1,079	(3,089,312)	(2,176,324)	636,623	9,384
Advisor Class	571,322	239,209	1,257	71	(510,400)	(236,473)	62,179	2,807
A-Class	84,436	15,711	598	117	(64,926)	(9,968)	20,109	5,860
C-Class	1,059,129	213,781	1,288	237	(1,038,759)	(195,940)	21,658	18,078
Basic Materials Fund
Investor Class	9,127,408	9,085,830	10,838	3,061	(7,930,992)	(8,324,844)	1,207,254	764,047
Advisor Class	994,073	1,199,375	2,489	438	(1,062,492)	(1,346,702)	(65,930)	(146,889)
A-Class	168,836	291,891	1,362	211	(162,432)	(199,691)	7,766	92,411
C-Class	837,810	1,091,168	2,428	428	(951,361)	(997,507)	(111,123)	94,089
Biotechnology Fund
Investor Class	18,856,315	8,046,628	—	—	(17,675,739)	(8,721,870)	1,180,576	(675,242)
Advisor Class	1,634,146	1,497,669	—	—	(1,475,662)	(1,552,796)	158,484	(55,127)
A-Class	386,231	135,897	—	—	(263,740)	(64,710)	122,491	71,187
C-Class	1,898,970	1,177,345	—	—	(1,856,789)	(1,128,343)	42,181	49,002
Consumer Products Fund
Investor Class	3,583,571	4,016,214	6,620	8,104	(3,272,694)	(4,388,872)	317,497	(364,554)
Advisor Class	2,346,473	1,582,674	5,553	2,801	(2,063,838)	(1,596,552)	288,188	(11,077)
A-Class	278,741	44,328	654	528	(213,127)	(109,674)	66,268	(64,818)
C-Class	333,710	318,383	861	814	(323,576)	(365,011)	10,995	(45,814)
Electronics Fund†
Investor Class	4,789,939	3,400,411	—	—	(1,728,291)	(3,451,761)	3,061,648	(51,350)
Advisor Class	292,504	421,099	—	—	(202,693)	(434,702)	89,811	(13,603)
A-Class	9,216	1,724	—	—	(9,642)	(2,135)	(426)	(411)
C-Class	561,010	566,098	—	—	(566,318)	(594,613)	(5,308)	(28,515)
Energy Fund
Investor Class	17,548,301	10,638,142	128,602	56,372	(16,169,627)	(11,616,824)	1,507,276	(922,310)
Advisor Class	2,038,770	1,762,826	18,613	19,658	(2,384,546)	(1,758,559)	(327,163)	23,925
A-Class	398,810	253,497	13,448	6,179	(294,258)	(164,562)	118,000	95,114
C-Class	3,430,294	2,665,760	30,723	25,217	(3,520,216)	(2,717,401)	(59,199)	(26,424)
94	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

			Purchased through Dividend
	Shares Purchased		Reinvestment		Shares Redeemed		Net Shares Purchased (Redeemed)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
	2009	2008	2009	2008	2009	2008	2009	2008

Energy Services Fund
Investor Class	8,775,734	9,256,758	—	—	(7,819,259)	(9,751,153)	956,475	(494,395)
Advisor Class	943,943	1,168,172	—	—	(935,046)	(1,281,003)	8,897	(112,831)
A-Class	317,255	411,495	—	—	(317,905)	(340,981)	(650)	70,514
C-Class	1,490,462	1,121,336	—	—	(1,634,533)	(1,127,685)	(144,071)	(6,349)
Financial Services Fund††
Investor Class	1,664,110	1,377,633	1,836	835	(1,412,757)	(1,491,865)	253,189	(113,397)
Advisor Class	207,702	139,891	436	177	(164,046)	(242,043)	44,093	(101,975)
A-Class	85,810	51,353	458	91	(37,455)	(45,591)	48,813	5,853
C-Class	196,099	164,572	1,918	419	(193,637)	(175,035)	4,380	(10,044)
Health Care Fund
Investor Class	24,725,615	10,762,494	—	—	(25,027,291)	(11,434,633)	(301,676)	(672,139)
Advisor Class	2,871,976	2,801,976	—	—	(3,237,165)	(3,024,301)	(365,189)	(222,325)
A-Class	358,167	54,923	—	—	(318,270)	(57,339)	39,897	(2,416)
C-Class	2,645,778	2,103,521	—	—	(2,578,198)	(2,283,572)	67,580	(180,051)
Internet Fund
Investor Class	3,890,076	3,124,058	1,373	516	(1,682,056)	(3,145,031)	2,209,393	(20,457)
Advisor Class	1,055,885	734,811	410	246	(950,890)	(719,945)	105,405	15,112
A-Class	17,905	11,469	112	18	(17,578)	(11,875)	439	(388)
C-Class	635,756	405,600	499	261	(656,396)	(387,417)	(20,141)	18,444
Leisure Fund
Investor Class	1,915,104	1,738,265	—	—	(1,750,252)	(1,889,317)	164,852	(151,052)
Advisor Class	594,482	545,887	—	—	(622,399)	(635,902)	(27,917)	(90,015)
A-Class	3,872	5,561	—	—	(8,967)	(62,795)	(5,095)	(57,234)
C-Class	70,789	105,164	—	—	(76,690)	(181,941)	(5,901)	(76,777)
Precious Metals Fund
Investor Class	17,007,559	13,597,521	—	—	(15,683,292)	(14,120,431)	1,324,267	(522,910)
Advisor Class	1,396,240	798,827	—	—	(1,301,925)	(777,799)	94,315	21,028
A-Class	315,577	229,689	—	—	(287,918)	(157,400)	27,659	72,289
C-Class	3,242,716	1,793,782	—	—	(3,168,712)	(1,833,355)	74,004	(39,573)
Retailing Fund
Investor Class	14,799,775	7,136,814	—	—	(5,172,827)	(7,142,396)	9,626,948	(5,582)
Advisor Class	1,401,461	1,192,997	—	—	(1,363,668)	(1,320,740)	37,793	(127,743)
A-Class	32,579	4,451	—	—	(35,733)	(22,806)	(3,154)	(18,355)
C-Class	106,560	400,140	—	—	(99,303)	(474,793)	7,257	(74,653)
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	95

NOTES TO FINANCIAL STATEMENTS (continued)

			Purchased through Dividend
	Shares Purchased		Reinvestment		Shares Redeemed		Net Shares Purchased (Redeemed)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
	2009	2008	2009	2008	2009	2008	2009	2008

Technology Fund
Investor Class	9,440,587	10,696,083	—	—	(8,775,376)	(10,992,938)	665,211	(296,855)
Advisor Class	2,209,544	1,437,570	—	—	(2,132,408)	(1,652,207)	77,136	(214,637)
A-Class	375,490	430,423	—	—	(197,310)	(405,192)	178,180	25,231
C-Class	1,273,666	1,515,054	—	—	(1,308,503)	(1,422,849)	(34,837)	92,205
Telecommunications Fund
Investor Class	3,494,275	8,701,195	5,639	884	(3,721,765)	(8,926,630)	(221,851)	(224,551)
Advisor Class	2,331,848	1,541,682	1,776	133	(1,360,680)	(1,851,468)	972,944	(309,653)
A-Class	264,793	125,840	247	92	(158,646)	(214,571)	106,394	(88,639)
C-Class	1,492,819	1,699,854	5,418	373	(1,542,051)	(1,786,944)	(43,814)	(86,717)
Transportation Fund
Investor Class	9,602,496	6,123,111	14	—	(8,833,289)	(5,659,770)	769,221	463,341
Advisor Class	1,334,357	756,857	3	—	(1,467,706)	(668,223)	(133,346)	88,634
A-Class	118,637	8,262	1	—	(86,796)	(16,170)	31,842	(7,908)
C-Class	1,899,130	952,957	1	—	(1,771,642)	(1,094,116)	127,489	(141,159)
Utilities Fund
Investor Class	8,704,325	7,500,882	12,734	12,752	(8,597,645)	(9,768,940)	119,414	(2,255,306)
Advisor Class	1,863,100	1,229,917	1,988	4,441	(1,667,249)	(1,517,764)	197,839	(283,406)
A-Class	113,035	110,391	452	2,116	(145,535)	(159,322)	(32,048)	(46,815)
C-Class	2,735,626	1,555,870	1,420	3,795	(2,848,230)	(1,599,189)	(111,184)	(39,524)

†	Share amounts have been restated to reflect a 1:5 reverse share split effective April 20, 2009.

††	Share amounts have been restated to reflect a 1:10 reverse share split effective April 20, 2009.
96	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

8.   Portfolio Securities Loaned
For the year ended March 31, 2009, certain Funds lent their securities to approved brokers to earn additional income. Security lending income shown on the statement of operations is net of rebates paid to borrowers and earnings on cash collateral investments shared with the lending agent. As of March 31, 2009, all Funds had ceased participation in securities lending.
9.   New Accounting Pronouncements
In March 2008, the FASB issued FAS 161, “Disclosures about Derivative Instruments and Hedging Activities.” The new requirement is intended to improve disclosures around an entity’s derivatives activity and help investors understand how entities use derivatives, how they are accounted for and how they affect the financial position and operations of that entity. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is evaluating the impact of FAS 161 on its current disclosures.
10.   Subsequent Event
Effective April 20, 2009, the Banking Fund and the Financial Services Fund underwent a 1-for-10 reverse share split and the Electronics Fund underwent a 1-for-5 reverse share split. The effect of these transactions was to divide the number of outstanding shares of the Funds by ten and five, respectively, resulting in a corresponding increase in the net asset value per share. The shares outstanding and net asset value per share on the statements of assets and liabilities as of March 31, 2009, the share transactions presented in Note 7 for each of the two years in the period then ended, and the per share data in the financial highlights for each of the five years in the period then ended have been given retroactive effect to reflect these reverse share splits. There were no changes in net assets, results of operations or total return as a result of these transactions.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	97

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
of the Rydex Series Funds:
We have audited the accompanying statements of assets and liabilities of the Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund, and Utilities Fund (seventeen of the series constituting the Rydex Series Funds) (the “Funds”), including the schedules of investments, as of March 31, 2009, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through March 31, 2006 were audited by other auditors, whose report dated May 18, 2006 expressed an unqualified opinion on those financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds at March 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.
McLean, Virginia
May 28, 2009
98	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Tax Information
This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.
Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying

Banking Fund	71.72%
Basic Materials Fund	100.00%
Consumer Products Fund	100.00%
Financial Services Fund	100.00%
Internet Fund	100.00%
Telecommunications Fund	88.21%
Transportation Fund	100.00%
Utilities Fund	100.00%
Additionally, the following amounts of ordinary dividends paid during the same period qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003. This information was included in Form 1099-DIV sent to shareholders for the calendar year ended on December 31, 2008. Information for 2009 will be sent to shareholders in January of 2010.

Fund	% Qualifying

Banking Fund	79.22%
Basic Materials Fund	95.35%
Internet Fund	100.00%
Telecommunications Fund	82.73%
Utilities Fund	100.00%
With respect to the taxable year ended March 31, 2009, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Energy Fund

From long-term capital gains, subject to the 15% rate gains category:	$2,775,532
From long-term capital gains, using proceeds from shareholder redemptions:	2,098,471
Proxy Voting Information
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.
Quarterly Portfolio Schedules Information
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1-800-820-0888.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	99

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees all Rydex Investments, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 1-800-820-0888.
All Trustees and Officers may be reached c/o Rydex Investments, 9601 Blackwell Rd., Suite 500, Rockville, MD 20850.
TRUSTEES AND OFFICERS

Length of Service
Name, Position and	As Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen

Carl G. Verboncoeur*	Rydex Series Funds – 2004	152
Trustee, President (1952)	Rydex Variable Trust – 2004
Rydex Dynamic Funds – 2004
Rydex ETF Trust – 2004
Principal Occupations During Past Five Years: Treasurer of Rydex Specialized Products, LLC (2005 to 2009) Chief Executive Officer of Rydex Specialized Products, LLC (2005 to 2008); Chief Executive Officer of Rydex Investments and Rydex Distributors, Inc. (2003 to 2009)

Michael P. Byrum*	Rydex Series Funds – 2005	152
Trustee, Vice President	Rydex Variable Trust – 2005
(1970)	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005
Principal Occupations During Past Five Years: Chief Investment Officer of Rydex Investments (2003 to present); Secretary of Rydex Specialized Products, LLC (2005 to 2008); Vice President of Rydex Series Funds (1997 to present); Vice President of Rydex Variable Trust (1998 to present); Vice President of Rydex Dynamic Funds (1999 to present); Vice President of Rydex ETF Trust (2002 to present); President and Trustee of Rydex Capital Partners SPhinX Fund (2003 to 2006); President of Rydex Investments (2004 to present)

INDEPENDENT TRUSTEES

Length of Service
Name, Position and	As Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen

John O. Demaret	Rydex Series Funds – 1997	152
Trustee, Chairman of the	Rydex Variable Trust – 1998
Board (1940)	Rydex Dynamic Funds – 1999
Rydex ETF Trust – 2003
Principal Occupations During Past Five Years: Retired

Corey A. Colehour	Rydex Series Funds – 1993	152
Trustee (1945)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003
Principal Occupations During Past Five Years: Retired (2006 to present); Owner and President of Schield Management Company, registered investment adviser (2005 to 2006); Senior Vice President of Marketing and Co-Owner of Schield Management Company, registered investment adviser (1985 to 2005)

J. Kenneth Dalton	Rydex Series Funds – 1995	152
Trustee (1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003
Principal Occupations During Past Five Years: Mortgage Banking Consultant and Investor, The Dalton Group

THE RYDEX SERIES FUNDS ANNUAL REPORT	|	101

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

Length of Service
Name, Position and	As Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen

Werner E. Keller	Rydex Series Funds – 2005	152
Trustee (1940)	Rydex Variable Trust – 2005
Rydex Dynamic Funds – 2005
Rydex ETF Trust – 2005
Principal Occupations During Past Five Years: Retired (2001 to present); Chairman, Centurion Capital Management (1991 to 2001)

Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	152
Trustee (1960)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005
Principal Occupations During Past Five Years: President, Global Trends Investments

Patrick T. McCarville	Rydex Series Funds – 1997	152
Trustee (1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003
Principal Occupations During Past Five Years: Founder and Chief Executive Officer, Par Industries, Inc.

Roger Somers	Rydex Series Funds – 1993	152
Trustee (1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003
Principal Occupations During Past Five Years: Owner, Arrow Limousine

EXECUTIVE OFFICERS

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years

Nick Bonos* Vice President and Treasurer (1963)	Chief Financial Officer of Rydex Specialized Products, LLC (2005 to present); Vice President and Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds, and Rydex ETF Trust (2003 to present); Senior Vice President of Rydex Investments (2003 to present); Vice President and Treasurer of Rydex Capital Partners SPhinX Fund (2003 to 2006)

Joanna M. Haigney* Chief Compliance Officer and Secretary (1966)	Chief Compliance Officer of Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic Funds (2004 to present); Secretary of Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic Funds (2000 to present); Secretary of Rydex ETF Trust (2002 to present); Vice President of Compliance of Rydex Investments (2000 to present); Secretary of Rydex Capital Partners SPhinX Fund (2003 to 2006)

Joseph Arruda* Assistant Treasurer (1966)	Assistant Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds, Rydex ETF Trust (2006 to present); Senior Vice President of Rydex Investments (2008 to present); Vice President of Rydex Investments (2004 to 2008); Director of Accounting of Rydex Investments (2003 to 2004)

Paula Billos* Controller (1974)	Controller of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds, Rydex ETF Trust (2006 to present); Director of Fund Administration of Rydex Investments (2001 to present)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Rydex Investments.
102	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

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MARCH 31, 2009
RYDEX SERIES FUNDS ANNUAL REPORT
DOMESTIC EQUITY FUNDS
MULTI-CAP CORE EQUITY FUND
SECTOR ROTATION FUND
ALTERNATIVE INVESTMENT FUNDS
ABSOLUTE RETURN STRATEGIES FUND
ALTERNATIVE STRATEGIES ALLOCATION FUND
COMMODITIES STRATEGY FUND
GLOBAL MARKET NEUTRAL FUND
HEDGED EQUITY FUND
INTERNATIONAL ROTATION FUND
REAL ESTATE FUND
STRENGTHENING DOLLAR 2x STRATEGY FUND
WEAKENING DOLLAR 2x STRATEGY FUND

LETTER TO OUR SHAREHOLDERS	2

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	4

ABOUT SHAREHOLDERS’ FUND EXPENSES	6

PERFORMANCE REPORTS AND FUND PROFILES	10

SCHEDULES OF INVESTMENTS	31

STATEMENTS OF ASSETS AND LIABILITIES	68

STATEMENTS OF OPERATIONS	70

STATEMENTS OF CHANGES IN NET ASSETS	72

FINANCIAL HIGHLIGHTS	76

NOTES TO FINANCIAL STATEMENTS	80

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	94

OTHER INFORMATION	95

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	101
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	1

LETTER TO OUR SHAREHOLDERS

DEAR SHAREHOLDER:
The best thing anyone can say about 2008 is that it is now history. While superlatives like wild, volatile and unprecedented were thrown around on a daily basis since the crisis broke with full force late in the third quarter, there is sufficient evidence indicating that 2009 may continue to warrant such a characterization.
Investors experienced new stock market lows reminiscent of the 1970s, watched as unemployment crept towards new highs and could only sit back and watch as the value of their homes dropped precipitously. On Wall Street, the news was just as grim. The S&P 500® Index fell 37% for the calendar year—second only to 1931. Hiding places were nearly non-existent as what turned out to be a globally correlated bear market provided few safe havens for investors, with the exception of U.S. Treasury securities. The market environment also emphasized the need for investors to look beyond traditional assets. Increasingly, we are beginning to see investors start to embrace alternative investments to not only assist in managing portfolio risk, but potentially enhance returns.
Bear Market Environment Continues
Fears of a prolonged bear market continued to weigh heavily on the minds of investors throughout the fall, as the financial sector collapsed on apprehension about inadequate capital reserves. In less than a month, the shape of the entire financial system was changed forever. The Wall Street model of large, aggressive, risk-taking investment banks was completely swept aside as financial titans such as Merrill Lynch & Company, Inc., Morgan Stanley, Goldman Sachs Group, Inc. and Lehman Brothers Holdings, Inc. collapsed, merged with or were reborn as commercial banks. Among other things, September 2008 showed us that the Wall Street formula of highly leveraged balance sheets, coupled with the need to access working capital on a daily basis, proved to be lethal when backed by seemingly worthless assets. In September, we saw a temporary ban on the short-selling of financial stocks and historic government intervention as the U.S. Treasury stepped in to offer temporary money market mutual fund insurance after the Reserve Primary Fund “broke the buck”—causing a massive exodus from money market mutual funds.
As the willingness to lend disappeared, so did Wall Street’s daily lifeline, culminating in what former Federal Reserve Chairman Alan Greenspan called, “A once-in-a-century credit tsunami.” In effectively erasing 13 years of performance gains, the S&P 500 Index bottomed out at 666.79—the lowest level since 1996—before rebounding 20% to end the quarter at 797.87. Yet, for the 12-month period ended 3/31/09, the S&P 500 Index was down 38.09%—similar to the abysmal performance investors endured in the calendar year.
Historic Government Intervention
While the equity markets faltered and the credit markets froze, the government—led by the Federal Reserve, the United States Treasury and the Federal Deposit Insurance Corporation (FDIC)—unveiled a colossal amount of policy initiatives with high hopes of jump-starting the economy. The bet being waged by Federal Reserve Chairman Ben Bernanke and Treasury Secretary Tim Geithner is that unleashing a massive amount of stimulus will keep credit flowing and financial markets functioning. Newly sworn-in government officials committed $12 trillion to programs designed to offset credit and subprime mortgage-related issues that were negatively impacting the financial services industry. This historic government intervention kicked into high gear during the fall when Congress established The Emergency Economic Stabilization Act of 2008 (EESA) in an effort to help strengthen the U.S. economy. Primarily, the act authorized the Troubled Assets Relief Program (TARP), which was originally structured to purchase troubled assets from ailing banks but quickly morphed into an effort to recapitalize the banking industry via the Capital Purchase Plan (CPP). The Financial Stability Plan (FSP) outlined by the U.S. Treasury, mandated new rules for additional transparency and accountability of financial institutions. As an objective of the plan, so-called “stress tests” of financial firms were initiated with an eye toward providing additional
2	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

LETTER TO OUR SHAREHOLDERS (concluded)

capital should the economy worsen. That same week, the U.S. Treasury, in partnership with the Federal Reserve and the FDIC, introduced the Public-Private Investment Fund. The fund, which combines public and private assets, was designed to remove legacy-toxic assets from bank balance sheets.
Dismal Economic Activity
As oil and gas prices fell from highs that topped $147/barrel and more than $4.00/gallon, consumers—who were concerned about job security—stopped spending. Fourth quarter 2008 GDP dropped 5.7% compared to 2007’s activity, putting the brakes on the nation’s engine of economic activity. The manufacturing side of the economy staggered in the face of disappearing demand as witnessed by the big three automakers, who appeared before Congress to ask for taxpayer-funded bailouts simply to stay afloat.
On the employment front, the news was just as grim. According to The Bureau of Labor Statistics, the U.S. unemployment rate hit 8.5% in March (levels not seen since November of 1983) with initial jobless claims jumping to 669,000—the highest recorded level since 1982, according to the Labor Department.
Market Outlook: Moving Forward
So what’s an investor to do? On a positive note, the new administration has rightly made the economy its top priority. In this unprecedented bear market environment, we believe it is more important than ever for investors to keep an eye on their long-term investment goals and utilize this opportunity to rebalance their portfolios and re-assess their risk tolerance. America (and the rest of the world) is experiencing an economic and financial storm many of us haven’t experienced in our lifetimes.
Will the tempest blow over? We can only wait and see. However, I do know this—bubble and bear markets have one commonality: fear. In each one, you’ll hear people say that,”... this time, it’s different...” It’s not. While history cannot predict the future, it suggests that the stock market will eventually revert to its mean.
We appreciate the trust that you have placed in our firm’s quality and integrity by investing with us. It is our goal to continue to offer you a wide variety of investment offerings to help you meet your financial goals.
Sincerely,
Mike Byrum, CFA
President and Chief Investment Officer
Performance displayed represents past performance which is no guarantee of future results. Of course, fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call us at 800.820.0888 or visit www.rydexinvestments.com.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	3

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Some of the Rydex Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.
Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.
An Example of Compounding
For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0%–in line with its benchmark.
On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index	Index	Fund		Fund
	Level	Performance	Expectation	Fund NAV	Performance	Assessment

Start	100			$10.00
Day 1	106	6.0%	9.0%	$10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.
Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.
Alternative funds may not be suitable for all investors because of the sophisticated and aggressive investment techniques the funds employ, such as leverage, derivatives and short selling. See a prospectus for additional details on these and other risks.
4	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited) (concluded)

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.
As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2008 and ending March 31, 2009.
The following tables illustrate a Fund’s costs in two ways:
Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”
Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Certain retirement plans such as IRA, SEP, Roth IRA and 403(b) accounts are charged an annual $15 maintenance fee. Upon liquidating a retirement account, a $15 account-closing fee will be taken from the proceeds of the redemption.
The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.
Note that the expenses shown in the table are meant to highlight and help compare ongoing costs only and do not reflect any transactional costs which may be incurred by a Fund.
More information about a Fund’s expenses, including annual expense ratios for up to the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.
6	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

			Beginning	Ending	Expenses
	Expense		Account Value	Account Value	Paid During
	Ratio	†	September 30, 2008	March 31, 2009	Period	*

Table 1. Based on actual Fund return

Multi-Cap Core Equity Fund
A-Class	1.07%		$1,000.00	$662.20	$4.43
C-Class	1.79%		1,000.00	660.30	7.41
H-Class	1.06%		1,000.00	663.20	4.40
Sector Rotation Fund
A-Class	1.71%		1,000.00	713.60	7.31
C-Class	2.46%		1,000.00	711.10	10.49
H-Class	1.71%		1,000.00	713.70	7.31
Absolute Return Strategies Fund
A-Class	2.22%		1,000.00	846.30	10.22
C-Class	2.98%		1,000.00	843.50	13.70
H-Class	2.22%		1,000.00	846.40	10.22
Alternative Strategies Allocation Fund††
A-Class	0.00%		1,000.00	833.00	—
C-Class	0.75%		1,000.00	829.70	3.42
H-Class	0.00%		1,000.00	832.90	—
Commodities Strategy Fund
A-Class	1.20%		1,000.00	450.80	4.34
C-Class	1.96%		1,000.00	449.20	7.08
H-Class	1.20%		1,000.00	450.90	4.34
Global Market Neutral Fund**
A-Class	2.00%		1,000.00	997.60	0.05
C-Class	1.75%		1,000.00	998.00	0.05
H-Class	2.00%		1,000.00	997.60	0.05
Hedged Equity Fund
A-Class	2.09%		1,000.00	800.80	9.38
C-Class	2.78%		1,000.00	797.50	12.46
H-Class	1.96%		1,000.00	800.40	8.80
International Rotation Fund
A-Class	1.69%		1,000.00	749.50	7.37
C-Class	2.44%		1,000.00	747.10	10.63
H-Class	1.69%		1,000.00	749.70	7.37
Real Estate Fund
A-Class	1.80%		1,000.00	433.40	6.43
C-Class	2.50%		1,000.00	432.00	8.93
H-Class	1.73%		1,000.00	433.00	6.18
Strengthening Dollar 2x Strategy Fund
A-Class	1.72%		1,000.00	1,106.90	9.03
C-Class	2.48%		1,000.00	1,108.90	13.04
H-Class	1.73%		1,000.00	1,103.70	9.07
Weakening Dollar 2x Strategy Fund
A-Class	1.72%		1,000.00	845.40	7.91
C-Class	2.48%		1,000.00	842.50	11.39
H-Class	1.74%		1,000.00	845.30	8.01
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense		Account Value	Account Value	Paid During
	Ratio	†	September 30, 2008	March 31, 2009	Period	*

Table 2. Based on hypothetical 5% return (before expenses)

Multi-Cap Core Equity Fund
A-Class	1.07%		$1,000.00	$1,019.60	$5.39
C-Class	1.79%		1,000.00	1,016.01	9.00
H-Class	1.06%		1,000.00	1,019.65	5.34
Sector Rotation Fund
A-Class	1.71%		1,000.00	1,016.40	8.60
C-Class	2.46%		1,000.00	1,012.67	12.34
H-Class	1.71%		1,000.00	1,016.40	8.60
Absolute Return Strategies Fund
A-Class	2.22%		1,000.00	1,013.86	11.15
C-Class	2.98%		1,000.00	1,010.07	14.93
H-Class	2.22%		1,000.00	1,013.86	11.15
Alternative Strategies Allocation Fund††
A-Class	0.00%		1,000.00	1,024.93	—
C-Class	0.75%		1,000.00	1,021.19	3.78
H-Class	0.00%		1,000.00	1,024.93	—
Commodities Strategy Fund
A-Class	1.20%		1,000.00	1,018.95	6.04
C-Class	1.96%		1,000.00	1,015.16	9.85
H-Class	1.20%		1,000.00	1,018.95	6.04
Global Market Neutral Fund**
A-Class	2.00%		1,000.00	1,014.96	10.05
C-Class	1.75%		1,000.00	1,016.21	8.80
H-Class	2.00%		1,000.00	1,014.96	10.05
Hedged Equity Fund
A-Class	2.09%		1,000.00	1,014.51	10.50
C-Class	2.78%		1,000.00	1,011.07	13.94
H-Class	1.96%		1,000.00	1,015.16	9.85
International Rotation Fund
A-Class	1.69%		1,000.00	1,016.50	8.50
C-Class	2.44%		1,000.00	1,012.76	12.24
H-Class	1.69%		1,000.00	1,016.50	8.50
Real Estate Fund
A-Class	1.80%		1,000.00	1,015.96	9.05
C-Class	2.50%		1,000.00	1,012.47	12.54
H-Class	1.73%		1,000.00	1,016.31	8.70
Strengthening Dollar 2x Strategy Fund
A-Class	1.72%		1,000.00	1,016.36	8.65
C-Class	2.48%		1,000.00	1,012.57	12.44
H-Class	1.73%		1,000.00	1,016.31	8.70
Weakening Dollar 2x Strategy Fund
A-Class	1.72%		1,000.00	1,016.36	8.65
C-Class	2.48%		1,000.00	1,012.57	12.44
H-Class	1.74%		1,000.00	1,016.26	8.75

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by the number of days in the current fiscal year.

**	Since the commencement of operations: March 30, 2009. Due to the limited length of Fund operations, current expense ratios may not be indicative of future expense ratios.

†	This ratio represents annualized Total Expenses, which include dividend expense from securities sold short. Excluding short dividend expense, the operating expense ratio would be 0.82%, 0.83%, and 0.82% lower in the A-Class, C-Class and H-Class of the Absolute Return Strategies Fund and 0.68%, 0.63%, and 0.56% lower in the A-Class, C-Class and H-Class of the Hedged Equity Fund, respectively.

††	Does not include expenses of the underlying funds in which the Fund invests.
8	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

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THE RYDEX SERIES FUNDS ANNUAL REPORT	|	9

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited)

MULTI-CAP CORE EQUITY FUND
OBJECTIVE: Seeks long-term capital appreciation.
Inception: September 23, 2002
For the one-year period ended March 31, 2009, the Multi-Cap Core Equity Fund H-Class returned -40.77% as opposed to the Russell 3000® Index return of -38.18%, underperforming the index by 2.59%. The Fund allocates its assets generally in equal proportions to the large-, mid- and small-cap size groups. Extreme equity market declines over the past 12 months weighed heavily on this long equity fund. Overweighting in the industrials, materials and health care sectors detracted from the Fund’s performance relative to its benchmark. The Fund’s best-performing holdings for the period included: Delek U.S. Holdings, Inc. (+97%), which contributed 26 basis points to the Fund; Evercore Partners, Inc. (+29%), which contributed 16 basis points to the Fund; and Computer Programs and Systems, Inc., (+73%), which contributed 15 basis points to the Fund. The Fund’s worst-performing holdings for the period included: Bank of America Corp. (-81%), which cost the Fund 77 basis points, General Electric Co. (-70%), which cost the Fund 68 basis points; and Citigroup, Inc. (-83%), which cost the Fund 58 basis points.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

A-Class	March 31, 2004
C-Class	September 23, 2002
H-Class	September 23, 2002

Ten Largest Holdings
(% of Total Net Assets)

Exxon Mobil Corp.	2.5%
Chevron Corp.	1.4%
Apple, Inc.	1.1%
Verizon Communications, Inc.	1.0%
International Business Machines Corp.	1.0%
Hewlett-Packard Co.	0.9%
Philip Morris International, Inc.	0.9%
Abbott Laboratories	0.9%
Johnson & Johnson, Inc.	0.8%
AT&T, Inc.	0.8%

Top Ten Total	11.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

10	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

MULTI-CAP CORE EQUITY FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	A-Class				C-Class
	(03/31/04)				(09/23/02)
	ONE	ONE	FIVE	FIVE	ONE	ONE	FIVE	SINCE
	YEAR	YEAR*	YEAR	YEAR*	YEAR	YEAR**	YEAR	INCEPTION

MULTI-CAP CORE EQUITY FUND	-40.85%	-43.66%	-7.16%	-8.06%	-41.26%	-41.85%	-7.85%	-0.69%
RUSSELL 3000 INDEX	-38.18%	-38.18%	-4.54%	-4.54%	-38.18%	-38.18%	-4.54%	1.84%

		H-Class
		(09/23/02)

	ONE	FIVE	SINCE
	YEAR	YEAR	INCEPTION

MULTI-CAP CORE EQUITY FUND	-40.77%	-7.14%	0.08%
RUSSELL 3000 INDEX	-38.18%	-4.54%	1.84%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a contingent deferred sales charge (“CDSC”) of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Russell 3000 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	11

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

SECTOR ROTATION FUND
OBJECTIVE: Seeks long-term capital appreciation.
Inception: March 22, 2002
For the one-year period ended March 31, 2009, the Sector Rotation Fund H-Class returned -35.88% as opposed to the S&P 500 Index, which ended the year -38.09%. The Fund outperformed the S&P 500 Index by 2.21% during the period. Industry momentum was an effective strategy for the Fund, although equities in general were down significantly for the year, which resulted in the Fund’s poor performance. The Fund had a significant position in materials during the second quarter of the year, which contributed to 130 basis points of outperformance versus the S&P 500 Index. The Fund had minimal exposure to the financials industry for most of the year. Avoiding the capital market, insurance and Real Estate Investment Trust (“REIT”) industries provided the more than 300 basis points of outperformance versus the S&P 500 Index.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

A-Class	March 31, 2004
C-Class	March 22, 2002
H-Class	March 22, 2002

Ten Largest Holdings
(% of Total Net Assets)

Amazon.com, Inc.	5.0%
Wal-Mart Stores, Inc.	2.8%
Google, Inc. — Class A	2.2%
International Business Machines Corp.	1.6%
Cerner Corp.	1.5%
Priceline.com, Inc.	1.5%
Expedia, Inc.	1.5%
Myriad Genetics, Inc.	1.5%
Intel Corp.	1.5%
Netflix, Inc.	1.4%

Top Ten Total	20.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

12	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

SECTOR ROTATION FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	A-Class				C-Class
	(03/31/04)				(03/22/02)
	ONE	ONE	FIVE	FIVE	ONE	ONE	FIVE	SINCE
	YEAR	YEAR*	YEAR	YEAR*	YEAR	YEAR**	YEAR	INCEPTION

SECTOR ROTATION FUND	-35.91%	-38.95%	-1.98%	-2.92%	-36.42%	-37.06%	-2.67%	-1.49%
S&P 500 INDEX	-38.09%	-38.09%	-4.76%	-4.76%	-38.09%	-38.09%	-4.76%	-3.20%

		H-Class
		(03/22/02)

	ONE	FIVE	SINCE
	YEAR	YEAR	INCEPTION

SECTOR ROTATION FUND	-35.88%	-1.91%	-0.75%
S&P 500 INDEX	-38.09%	-4.76%	-3.20%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	13

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

ABSOLUTE RETURN STRATEGIES FUND
OBJECTIVE: To provide capital appreciation consistent with the return and risk characteristics of the hedge fund universe. The secondary objective is to achieve these returns with low correlation to and less volatility than equity indices.
Inception: September 19, 2005
For the one-year period ended March 31, 2009, the Absolute Return Strategies Fund H-Class returned -18.17%. The Fund outperformed the Tremont Blue Chip Investable Hedge Fund Index and the HFRX Global Hedge Fund Index for the 12-month period. All of the Fund’s Equity Market Neutral factors (value, growth, momentum, size) contributed positively to the Fund’s returns. In total, the Equity Market Neutral strategy contributed approximately 2% to Fund returns over this period. The Fund’s Merger Arbitrage and Fixed Income Arbitrage strategies were flat for the period. Unfortunately, global equity market declines on the order of 30%–45% during the period impacted the Fund’s long/short strategy. Our long/short strategy, like the typical long/short managers, has a long equity bias. In total, this strategy cost the Fund approximately 12.0% over the 12-month period. The Fund’s Global Macro strategy suffered as commodity prices plummeted from their June 30 historical highs. Short dollar and yen positions also detracted from Fund performance, as investors viewed these currencies as safe harbors. In total, the Global Macro strategy cost the Fund approximately 6.00%.
The Fund’s best-performing holdings for the period included: 10-year Bond, Equity Market Neutral Momentum, Equity Market Neutral Size, Equity Market Neutral Growth, Equity Market Neutral Value and Merger Arbitrage. The worst-performing holdings for the period included: Commodity, European Equities, and Emerging Market Equities.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

A-Class	September 19, 2005
C-Class	September 19, 2005
H-Class	September 19, 2005

Ten Largest Long Holdings
(% of Total Net Assets)

iShares S&P GSCI Commodity
Indexed Trust	8.2%
Embarq Corp.	1.3%
Rohm & Haas Co.	1.1%
Pinnacle Financial Partners, Inc.	1.0%
iShares MSCI Emerging Markets Index Fund	0.6%
Landry’s Restaurants, Inc.	0.4%
Liberty All Star Equity Fund	0.4%
Provident Bankshares Corp.	0.4%
Centennial Communications Corp.	0.4%
Eaton Vance Tax-Managed
Buy-Write Income Fund	0.4%

Top Ten Total	14.2%

“Ten Largest Long Holdings” exclude any temporary cash or derivative investments.

14	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

ABSOLUTE RETURN STRATEGIES FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	A-Class				C-Class			H-Class
	(09/19/05)				(09/19/05)			(09/19/05)
	ONE	ONE	SINCE	SINCE	ONE	ONE	SINCE	ONE	SINCE
	YEAR	YEAR*	INCEPTION	INCEPTION*	YEAR	YEAR**	INCEPTION	YEAR	INCEPTION

ABSOLUTE RETURN STRATEGIES FUND	-18.19%	-22.08%	-4.34%	-5.65%	-18.76%	-19.57%	-5.04%	-18.17%	-4.31%
S&P 500 INDEX	-38.09%	-38.09%	-9.67%	-9.67%	-38.09%	-38.09%	-9.67%	-38.09%	-9.67%
HFRX GLOBAL HEDGE FUND INDEX	-20.52%	-20.52%	-3.12%	-3.12%	-20.52%	-20.52%	-3.12%	-20.52%	-3.12%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the HFRX Global Hedge Fund Index are unmanaged indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	15

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

ALTERNATIVE STRATEGIES ALLOCATION FUND
OBJECTIVE: To deliver a return that has a low correlation to the returns of traditional stock and bond asset classes as well as provide capital appreciation.
Inception: March 7, 2008
Securities markets across the world plummeted in 2008 as the subprime housing crisis (which had its origins here in the U.S.) led to a global financial panic that tipped the world economy into a recession as the year came to a close. Rydex Alternative Strategies Allocation Fund H-Class returned -20.43% as opposed to the U.S. Treasury Bellwethers: 3 Month Index, which returned 1.31%. Rydex Managed Futures Fund performed the best during this period. Its dynamic long-and-short rules demonstrated the capability in opportunistically capturing trading profits in commodity and financial markets. Rydex Managed Futures Fund is a true alternative strategy fund that delivers returns regardless of traditional market performance. On the opposite side of the spectrum, Rydex Real Estate and Commodities Strategy Funds both performed poorly for the year. Since the market collapse emanated from the housing bubble, Rydex Real Estate Fund was an obvious victim of the housing downturn. Rydex Commodities Strategy Fund initially contributed to the Fund’s performance, but after the summer, as the crisis deepened, it fell fast from its previous peak performance. On March 30, 2009, Rydex Global Market Neutral Fund was added to the portfolio. We believe that this addition will help further diversify the Fund’s holdings and offer another source of steady returns. In the past year, we have also been adding incremental weighting from Rydex Managed Futures Fund, which not only helped contain any losses throughout the year, but also minimized any correlations with the traditional markets.

Holdings Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

A-Class	March 7, 2008
C-Class	March 7, 2008
H-Class	March 7, 2008

Holdings (% of Total Net Assets)

Rydex Series Funds — Managed
Futures Strategy Fund	31.6%
Rydex Series Funds — Absolute
Return Strategies Fund	21.5%
Rydex Series Funds — Global
Market Neutral Fund	18.4%
PowerShares DB G10 Currency
Harvest Fund	14.4%
Rydex Series Funds —
Commodities Strategy Fund	4.2%
Rydex Series Funds — Real
Estate Fund	4.1%

Grand Total	94.2%

“Holdings” exclude any temporary cash or derivative investments.

16	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

ALTERNATIVE STRATEGIES ALLOCATION FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	A-Class				C-Class			H-Class
	(03/07/08)				(03/07/08)			(03/07/08)
	ONE	ONE	SINCE	SINCE	ONE	ONE	SINCE	ONE	SINCE
	YEAR	YEAR*	INCEPTION	INCEPTION*	YEAR	YEAR**	INCEPTION	YEAR	INCEPTION

ALTERNATIVE STRATEGIES
ALLOCATION FUND	-20.39%	-24.17%	-19.74%	-23.34%	-21.00%	-21.79%	-20.36%	-20.43%	-19.78%
S&P 500 INDEX	-38.09%	-38.09%	-34.82%	-34.82%	-38.09%	-38.09%	-34.82%	-38.09%	-34.82%
U.S. TREASURY BELLWETHERS:
3 MONTH INDEX	1.31%	1.31%	1.35%	1.35%	1.31%	1.31%	1.35%	1.31%	1.35%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the U.S.Treasury Bellwethers: 3 Month Index are unmanaged indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	17

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

COMMODITIES STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that correlate to the performance of a benchmark for commodities. The Fund’s current benchmark is the S&P Goldman Sachs Commodity Index (“GSCI™”).
Inception: May 25, 2005
For the one-year period ended March 31, 2009, the Commodities Strategy Fund H-Class returned -57.52% as opposed to its benchmark, the S&P GSCI Total Return Index, which ended the year down 56.51%. Demand for commodities declined over the past year as the downturn in the U.S. spread throughout the world. The significant decline in energy prices weighed heavily on the energy-concentrated index. Energy prices (such as oil products and natural gas) declined the most, as the price of oil fell from its peak of $147 per barrel in July 2008 down to a low of $32 per barrel in December 2008. By March 31, 2009, the price of oil had stabilized at $50 per barrel after OPEC announced significant production cuts. The Fund’s best performers were sugar, lean hogs, cocoa, gold and feeder cattle. The Fund’s worst-performing stock holdings included crude oil, brent crude, natural gas, gas oil and heating oil.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

A-Class	May 25, 2005
C-Class	May 25, 2005
H-Class	May 25, 2005
The Fund invests principally in exchange traded funds and in derivative instruments such as structured notes, futures contracts, and options on index futures.

18	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

COMMODITIES STRATEGY FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	A-Class				C-Class			H-Class
	(05/25/05)				(05/25/05)			(05/25/05)
	ONE	ONE	SINCE	SINCE	ONE	ONE	SINCE	ONE	SINCE
	YEAR	YEAR*	INCEPTION	INCEPTION*	YEAR	YEAR**	INCEPTION	YEAR	INCEPTION

COMMODITIES STRATEGY FUND	-57.55%	-59.58%	-13.99%	-15.07%	-58.03%	-58.45%	-14.64%	-57.52%	-13.99%
S&P 500 INDEX	-38.09%	-38.09%	-7.96%	-7.96%	-38.09%	-38.09%	-7.96%	-38.09%	-7.96%
S&P GSCI TOTAL RETURN INDEX	-56.51%	-56.51%	-11.69%	-11.69%	-56.51%	-56.51%	-11.69%	-56.51%	-11.69%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P GSCI Total Return Index are unmanaged indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	19

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

GLOBAL MARKET NEUTRAL FUND
OBJECTIVE: Seeks to provide long-term absolute returns regardless of market conditions, while maintaining a low correlation to and mitigating the risks of the global equity market.
Inception: March 30, 2009
Rydex Investments opened the Global Market Neutral Fund at the end of the reporting period. This fund, which began operation on March 30, 2009, attempts to invest in a balanced portfolio of long and short positions and applies a fundamentally driven quantitative approach to stock selection. The fund is sub-advised by Security Global Investors, which has 12 years of experience in employing long/short strategies.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

A-Class	March 30, 2009
C-Class	March 30, 2009
H-Class	March 30, 2009

Ten Largest Long Holdings
(% of Total Net Assets)

AFLAC, Inc.	2.1%
Demag Cranes AG	1.4%
Cliffs Natural Resources Inc	1.3%
Owens-Illinois, Inc.	1.3%
Foundation Coal Holdings, Inc.	1.2%
Boliden AB	1.2%
Jarden Corp.	1.1%
ASM Pacific Technology Ltd.	1.1%
LHC Group, Inc.	1.1%
Tandberg ASA	1.1%

Top Ten Total	12.9%

“Ten Largest Long Holdings” exclude any temporary cash or derivative investments.

TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	A-CLASS		C-CLASS		H-CLASS
	(03/30/09)		(03/30/09)		(03/30/09)
	SINCE	SINCE	SINCE	SINCE	SINCE
	INCEPTION	INCEPTION*	INCEPTION	INCEPTION**	INCEPTION

GLOBAL MARKET NEUTRAL FUND	-0.24%	-4.98%	-0.20%	-1.20%	-0.24%
HFRX U.S. EQUITY MARKET NEUTRAL INDEX	-0.04%	-0.04%	-0.04%	-0.04%	-0.04%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The HFRX U.S. Equity Market Neutral Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains.
20	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

HEDGED EQUITY FUND
OBJECTIVE: To provide capital appreciation consistent with the return and risk characteristics of the long/short hedge fund universe. The secondary objective is to achieve these returns with low correlation to and less volatility than equity indices.
Inception: September 19, 2005
For the one-year period ended March 31, 2009, the Hedged Equity Fund H-Class returned -23.69%. The Fund outperformed the Tremont Blue Chip Long/Short Investable Index, yet trailed the HFRX Equity Hedge Index, which lost 21.11% for the same time period.
Global equity market declines on the order of 30%–45% during the period impacted the Fund’s long/short strategy. Our long/short strategy, like the typical long/short managers, has a long equity bias. All long/short value style—momentum, value, growth, call-writing—performed poorly during the period due to their equity exposure. Our long/short value style exposure helped mitigate overall losses as value strategies tended to outperform during the bear market. However, volatile selling strategies—via covered call writing—harmed Fund performance as market-implied volatility spiked to unprecedented levels.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

A-Class	September 19, 2005
C-Class	September 19, 2005
H-Class	September 19, 2005

Ten Largest Long Holdings
(% of Total Net Assets)

iShares MSCI Emerging Markets
Index Fund	4.0%
Pinnacle Financial Partners, Inc.	1.0%
Wal-Mart Stores, Inc.	0.5%
Eaton Vance Tax-Managed
Buy-Write Income Fund	0.4%
NSTAR	0.4%
Nuveen Equity Premium
Opportunity Fund	0.4%
Eaton Vance Tax-Managed
Buy-Write Opportunities Fund	0.4%
Nuveen Core Equity Alpha Fund	0.4%
First Trust Enhanced Equity
Income Fund, Inc.	0.4%
Nuveen Equity Premium and
Growth Fund	0.4%

Top Ten Total	8.3%

“Ten Largest Long Holdings” exclude any temporary cash or derivative investments.

THE RYDEX SERIES FUNDS ANNUAL REPORT	|	21

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

HEDGED EQUITY FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	A-Class				C-Class			H-Class
	(09/19/05)				(09/19/05)			(09/19/05)
	ONE	ONE	SINCE	SINCE	ONE	ONE	SINCE	ONE	SINCE
	YEAR	YEAR*	INCEPTION	INCEPTION*	YEAR	YEAR**	INCEPTION	YEAR	INCEPTION

HEDGED EQUITY FUND	-23.66%	-27.29%	-7.37%	-8.64%	-24.26%	-25.02%	-8.05%	-23.69%	-7.37%
S&P 500 INDEX	-38.09%	-38.09%	-9.67%	-9.67%	-38.09%	-38.09%	-9.67%	-38.09%	-9.67%
HFRX EQUITY HEDGE INDEX	-21.11%	-21.11%	-4.07%	-4.07%	-21.11%	-21.11%	-4.07%	-21.11%	-4.07%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the HFRX Equity Hedge Index are unmanaged indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
22	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INTERNATIONAL ROTATION FUND
OBJECTIVE: Seeks long-term capital appreciation.
Inception: August 31, 2007
For the one-year period ended March 31, 2009, the International Rotation Fund H-Class returned -38.63% as opposed to its benchmark, the MSCI World Ex USA Index, which ended the year down 45.99%. The Fund outperformed the MSCI World Ex USA IndexSM by 7.4%. Global equity market declines on the order of 30%–45% caused by a synchronous global downturn in credit availability, consumer consumption and industrial production weighed heavily on all long international equity funds. The dollar strengthened approximately 20% as global investors sought the relative safety of securities issued in the United States, particularly in U.S. treasuries. This contributed to additional currency losses for U.S.–based investors in foreign equity securities. The Fund’s best-performing holdings for the period (on a relative basis) included its long German equity position, which contributed 5.1%; its Long French equity position, which contributed 4.3%; its long Japanese equity position, which contributed 2.8%; its hedged U.K. currency position, which contributed 6.5%; and its hedged Canadian currency position, which contributed 3.3%. The worst-performing holdings (on a relative basis) for the period included: the Fund’s long Canadian equity position, which detracted 7.3%; its long Europe equity position, which detracted 5.1%; and its long U.K. equity position, which detracted 4.0%.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

A-Class	August 31, 2007
C-Class	August 31, 2007
H-Class	August 31, 2007
The Fund invests principally in exchange traded funds and derivative investments such as swap agreements, futures contracts and options on currencies.

THE RYDEX SERIES FUNDS ANNUAL REPORT	|	23

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INTERNATIONAL ROTATION FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	A-Class				C-Class			H-Class
	(08/31/07)				(08/31/07)			(08/31/07)
	ONE	ONE	SINCE	SINCE	ONE	ONE	SINCE	ONE	SINCE
	YEAR	YEAR*	INCEPTION	INCEPTION*	YEAR	YEAR**	INCEPTION	YEAR	INCEPTION

INTERNATIONAL ROTATION FUND	-38.64%	-41.55%	-29.32%	-31.47%	-39.06%	-39.67%	-29.80%	-38.63%	-29.29%
S&P 500 INDEX	-38.09%	-38.09%	-30.49%	-30.49%	-38.09%	-38.09%	-30.49%	-38.09%	-30.49%
MSCI WORLD Ex USA INDEX	-45.99%	-45.99%	-34.34%	-34.34%	-45.99%	-45.99%	-34.34%	-45.99%	-34.34%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the MSCI World Ex USA Index are unmanaged indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
24	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

REAL ESTATE FUND
OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the real estate industry including real estate investment trusts (“REITs”).
Inception: February 20, 2004
For the one-year period ended March 31, 2009, the Real Estate Fund H-Class returned -58.01% as opposed to its benchmark, the MSCI U.S. REIT Index, which ended the year down 59.14%. The housing market continued to deteriorate as credit markets froze and property prices experienced double-digit declines. The weakening economy also impacted commercial REITs, as vacancy rates increased and land values declined. The tightening credit market also made financing new developments more difficult throughout the year. Despite the downturn in the commercial real estate industry, there were still bright spots: some of the Fund’s best-performing holdings included: Annaly Capital Management, Inc., MFA Financial, Inc., Capstead Mortgage Corp., Franklin Street Properties Corp., Inc. and American Financial Realty Trust. On the flip side, the worst-performing stocks included, ProLogis, Kimco Realty Corp., Simon Property Group, Inc., Macerich Co. and Vornado Realty Trust.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings
(% of Total Net Assets)

Public Storage	3.4%
Annaly Capital Management, Inc.	3.1%
Brookfield Asset
Management, Inc. — Class A	3.1%
Simon Property Group, Inc.	3.0%
Plum Creek Timber Co., Inc. (REIT)	2.5%
Equity Residential	2.3%
HCP, Inc.	2.2%
Boston Properties, Inc.	2.2%
Vornado Realty Trust	2.2%
AvalonBay Communities, Inc.	2.1%

Top Ten Total	26.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX SERIES FUNDS ANNUAL REPORT	|	25

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

REAL ESTATE FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	A-Class				C-Class
	(09/01/04)				(02/20/04)
	ONE	ONE	SINCE	SINCE	ONE	ONE	FIVE	SINCE
	YEAR	YEAR*	INCEPTION	INCEPTION*	YEAR	YEAR**	YEAR	INCEPTION

REAL ESTATE FUND	-58.00%	-60.00%	-13.18%	-14.10%	-58.28%	-58.70%	-12.77%	-11.42%
S&P 500 INDEX	-38.09%	-38.09%	-4.97%	-4.97%	-38.09%	-38.09%	-4.76%	-4.92%
MSCI U.S. REIT INDEX	-59.14%	-59.14%	-10.21%	-10.21%	-59.14%	-59.14%	-9.09%	-7.76%

	H-Class
	(02/20/04)

	ONE	FIVE	SINCE
	YEAR	YEAR	INCEPTION

REAL ESTATE FUND	-58.01%	-12.15%	-10.79%
S&P 500 INDEX	-38.09%	-4.76%	-4.92%
MSCI U.S. REIT INDEX	-59.14%	-9.09%	-7.76%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the MSCI U.S. REIT Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
26	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

STRENGTHENING DOLLAR 2x STRATEGY FUND
OBJECTIVE: To provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the U.S. Dollar Index®.
Inception: May 25, 2005
For the one-year period ended March 31, 2009, the Strengthening Dollar 2x Strategy Fund H-Class returned 30.25% as opposed to its benchmark, the U.S. Dollar Index, which ended the year up 18.98%. The U.S. dollar rose against most currencies over the past year, signaling that it remains the currency of choice for investors in search of safety during turbulent economic times. Investors fled to the safety of the U.S. dollar as the economies around the world slipped into recession. The recession in the U.S. led the trade balance of the payments deficit, which includes both goods and services, to its highest level in almost 10 years. The U.S. dollar rose against five of the six currencies in the U.S. Dollar Index (Euro, British Pound, Canadian Dollar, Swedish Krona and Swiss Franc), and fell against the Japanese Yen.
The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

A-Class	May 25, 2005
C-Class	May 25, 2005
H-Class	May 25, 2005
The Fund invests principally in derivative investments such as currency index swap agreements, futures contracts, and options on index futures.

THE RYDEX SERIES FUNDS ANNUAL REPORT	|	27

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

STRENGTHENING DOLLAR 2x STRATEGY FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	A-Class				C-Class			H-Class
	(05/25/05)				(05/25/05)			(05/25/05)
	ONE	ONE	SINCE	SINCE	ONE	ONE	SINCE	ONE	SINCE
	YEAR	YEAR*	INCEPTION	INCEPTION*	YEAR	YEAR**	INCEPTION	YEAR	INCEPTION

STRENGTHENING DOLLAR
2X STRATEGY FUND	30.59%	24.39%	1.07%	-0.21%	30.36%	29.36%	0.45%	30.25%	0.96%
U.S. DOLLAR INDEX	18.98%	18.98%	-0.28%	-0.28%	18.98%	18.98%	-0.28%	18.98%	-0.28%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
28	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

WEAKENING DOLLAR 2x STRATEGY FUND
OBJECTIVE: To provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse performance of the U.S Dollar Index.
Inception: May 25, 2005
For the one-year period ended March 31, 2009, the Weakening Dollar 2x Strategy Fund H-Class returned -29.86% as opposed to its benchmark, the U.S. Dollar Index, which ended the year up 18.98%. The U.S. dollar rose against most currencies over the past year, signaling that it remains the currency of choice for investors in search of safety during turbulent economic times. Investors fled to the safety of the U.S. dollar as the economies around the world slipped into recession. The recession in the U.S. led the trade balance of the payments deficit, which includes both goods and services, to its highest level in almost 10 years. The U.S. dollar rose against five of the six currencies in the U.S. Dollar Index (Euro, British Pound, Canadian Dollar, Swedish Krona, and Swiss Franc). The U.S. dollar fell against the Japanese Yen.
The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

A-Class	May 25, 2005
C-Class	May 25, 2005
H-Class	May 25, 2005
The Fund invests principally in derivative investments such as currency index swap agreements, futures contracts, and options on index futures.

THE RYDEX SERIES FUNDS ANNUAL REPORT	|	29

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (concluded)

WEAKENING DOLLAR 2x STRATEGY FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

	A-Class				C-Class			H-Class
	(05/25/05)				(05/25/05)			(05/25/05)
	ONE	ONE	SINCE	SINCE	ONE	ONE	SINCE	ONE	SINCE
	YEAR	YEAR*	INCEPTION	INCEPTION*	YEAR	YEAR**	INCEPTION	YEAR	INCEPTION

WEAKENING DOLLAR
2X STRATEGY FUND	-29.87%	-33.20%	-0.55%	-1.81%	-30.37%	-31.07%	-1.30%	-29.86%	-0.56%
U.S. DOLLAR INDEX	18.98%	18.98%	-0.28%	-0.28%	18.98%	18.98%	-0.28%	18.98%	-0.28%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
30	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS
March 31, 2009
     MULTI-CAP CORE EQUITY FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 98.9%

INFORMATION TECHNOLOGY 16.9%
Apple, Inc.*	1,070	$112,478
International Business Machines Corp.	1,031	99,894
Hewlett-Packard Co.	2,912	93,359
Microsoft Corp.	4,241	77,907
Corning, Inc.	4,614	61,228
Western Digital Corp.*	2,722	52,643
CA, Inc.	2,853	50,241
FactSet Research Systems Inc.	978	48,890
Automatic Data Processing, Inc.	1,371	48,204
Fidelity National Information Services, Inc.	2,604	47,393
i2 Technologies, Inc.*	5,865	46,334
Linear Technology Corp.	1,921	44,145
Starent Networks Corp.*	2,682	42,402
Affiliated Computer Services, Inc. — Class A*	871	41,712
VistaPrint Ltd.*	1,481	40,713
OSI Systems Inc.*	2,660	40,592
Cisco Systems, Inc.*	2,382	39,946
Black Box Corp.	1,680	39,665
Benchmark Electronics, Inc.*	3,482	38,998
Sohu.com, Inc.*	937	38,707
Computer Sciences Corp.*	1,050	38,682
Ingram Micro, Inc. — Class A*	3,053	38,590
Plexus Corp.*	2,754	38,060
Motorola, Inc.	8,992	38,036
Alliance Data Systems Corp.*	975	36,026
CACI International, Inc. — Class A*	982	35,833
Diebold, Inc.	1,570	33,520
Multi-Fineline Electronix, Inc.*	1,911	32,181
Hughes Communications, Inc.*	2,592	31,182
Juniper Networks, Inc.*	1,961	29,533
Symantec Corp.*	1,946	29,073
CommScope, Inc.*	2,541	28,866
United Online, Inc.	6,389	28,495
Heartland Payment Systems, Inc.	4,106	27,141
Synopsys, Inc.*	1,279	26,514
PC-Tel, Inc.	5,486	23,590
Cogo Group, Inc.*	2,081	13,901
Visa, Inc.	219	12,176
NCR Corp.*	1,391	11,058
Qualcomm, Inc.	260	10,117
Daktronics, Inc.	1,206	7,899
JDS Uniphase Corp.*	811	2,636

Total Information Technology		1,678,560

HEALTH CARE 16.1%
Abbott Laboratories	1,852	88,340
Johnson & Johnson	1,592	83,739
Bristol-Myers Squibb Co.	3,173	69,552

		MARKET
	SHARES	VALUE

Gilead Sciences, Inc.*	1,429	$66,191
Eli Lilly & Co.	1,722	57,532
Baxter International, Inc.	1,071	54,857
Myriad Genetics, Inc.*	1,200	54,564
Computer Programs & Systems, Inc.	1,561	51,935
Cerner Corp.*	1,173	51,577
Mylan Laboratories, Inc.*	3,754	50,341
Biogen Idec, Inc.*	950	49,799
Medco Health Solutions, Inc.*	1,171	48,409
Becton, Dickinson & Co.	691	46,463
AmerisourceBergen Corp.	1,302	42,523
PDL BioPharma, Inc.	5,959	42,190
Pharmaceutical Product Development, Inc.	1,762	41,795
Gen-Probe, Inc.*	890	40,566
Pfizer, Inc.	2,932	39,934
Techne Corp.	662	36,218
Omnicare, Inc.	1,472	36,049
ResMed, Inc.*	1,008	35,623
Emergency Medical Services Corp. — Class A*	1,131	35,502
Perrigo Co.	1,361	33,794
Cubist Pharmaceuticals, Inc.*	2,039	33,358
Greatbatch, Inc.*	1,651	31,947
RehabCare Group, Inc.*	1,811	31,584
Teleflex, Inc.	760	29,708
WellPoint, Inc.*	771	29,275
Thoratec Corp.*	1,131	29,055
Masimo Corp.*	1,000	28,980
Amedisys, Inc.*	1,031	28,342
Warner Chilcott Ltd.*	2,684	28,236
Bio-Rad Laboratories, Inc. — Class A*	421	27,744
UnitedHealth Group, Inc.	953	19,946
Cardiac Science Corp.*	6,546	19,703
Healthspring, Inc.*	2,341	19,594
Par Pharmaceutical Companies, Inc.*	1,901	18,003
Hill-Rom Holdings, Inc.	1,660	16,417
Merck & Company, Inc.	450	12,038
Amgen, Inc.*	210	10,399
Wyeth	230	9,899
Cardinal Health, Inc.	190	5,981
Caraco Pharm Labs, Inc.*	1,681	5,917
Sun Healthcare Group, Inc.*	40	338

Total Health Care		1,593,957

FINANCIALS 13.6%
Wells Fargo & Co.	4,844	68,978
Bank of America Corp.	8,775	59,845
Annaly Capital Management, Inc.	3,487	48,365
First Horizon National Corp.	4,252	45,662
MFA Mortgage Investments, Inc.	7,693	45,235

See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	31

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
     MULTI-CAP CORE EQUITY FUND

		MARKET
	SHARES	VALUE

Platinum Underwriters Holdings, Ltd.	1,571	$44,554
Transatlantic Holdings, Inc.	1,183	42,198
Aspen Insurance Holdings Ltd.	1,849	41,528
Senior Housing Properties Trust	2,930	41,079
Agree Realty Corp.	2,581	40,496
Park National Corp.	716	39,917
Ameriprise Financial, Inc.	1,941	39,771
Unitrin, Inc.	2,751	38,459
Axis Capital Holdings Ltd.	1,704	38,408
FNB Corp.	4,961	38,051
AmeriCredit Corp.*	6,446	37,774
Evercore Partners, Inc. — Class A	2,422	37,420
AFLAC, Inc.	1,898	36,745
Health Care REIT, Inc.	1,181	36,127
Getty Realty Corp.	1,739	31,911
Camden Property Trust	1,420	30,644
BB&T Corp.	1,801	30,473
State Auto Financial Corp.	1,722	30,307
Prospect Capital Corp.	3,360	28,627
Hanover Insurance Group, Inc.	970	27,955
Entertainment Properties Trust	1,758	27,706
Diamond Hill Investment Group, Inc.*	701	27,563
Kilroy Realty Corp.	1,531	26,318
IPC Holdings, Ltd.	961	25,985
Assurant, Inc.	1,013	22,063
SunTrust Banks, Inc.	1,806	21,202
Assured Guaranty Ltd.	2,952	19,985
Blackrock, Inc.	150	19,506
Cincinnati Financial Corp.	849	19,417
Weingarten Realty Investors	1,921	18,288
MetLife, Inc.	775	17,647
World Acceptance Corp.*	970	16,587
Post Properties, Inc.	1,595	16,173
Marshall & Ilsley Corp.	2,703	15,218
Anworth Mortgage Asset Corp.	2,468	15,129
W Holding Company, Inc.	1,561	14,189
Safety Insurance Group, Inc.	400	12,432
Omega Healthcare Investors, Inc.	544	7,659
CNA Surety Corp.*	361	6,657
Taubman Centers, Inc.	150	2,556
Prudential Financial, Inc.	100	1,902
First Financial Holdings, Inc.	60	459
Delphi Financial Group, Inc. — Class A	30	404
Hartford Financial Services Group, Inc.	20	157

Total Financials		1,355,731

INDUSTRIALS 13.6%
United Parcel Service, Inc. — Class B	1,320	64,970

		MARKET
	SHARES	VALUE

General Electric Co.	5,411	$54,705
CH Robinson Worldwide, Inc.	1,150	52,452
Union Pacific Corp.	1,200	49,332
Emerson Electric Co.	1,672	47,786
Lockheed Martin Corp.	691	47,700
URS Corp.*	1,171	47,320
ITT Corporation	1,151	44,279
Northrop Grumman Corp.	1,000	43,640
Fluor Corp.	1,251	43,222
ABM Industries, Inc.	2,571	42,164
Norfolk Southern Corp.	1,220	41,175
Valmont Industries, Inc.	801	40,218
Raytheon Co.	1,031	40,147
Kirby Corp.*	1,492	39,747
Regal-Beloit Corp.	1,230	37,687
Triumph Group, Inc.	971	37,092
EMCOR Group, Inc.*	2,121	36,418
AGCO Corp.*	1,822	35,711
VSE Corp.	1,300	34,710
Timken Co.	2,323	32,429
Knoll, Inc.	5,287	32,409
SkyWest, Inc.	2,550	31,722
Apogee Enterprises, Inc.	2,886	31,688
Dover Corp.	1,181	31,155
Teledyne Technologies, Inc.*	1,055	28,147
Federal Signal Corp.	5,273	27,789
DXP Enterprises, Inc.*	2,633	27,199
Viad Corp.	1,733	24,470
Jacobs Engineering Group, Inc.*	620	23,969
LMI Aerospace, Inc.*	3,243	23,479
TBS International Ltd. — Class A*	3,159	23,219
Goodrich Corp.	560	21,218
Standard Register Co.	4,157	19,039
School Specialty, Inc.*	1,010	17,766
Flowserve Corp.	280	15,714
3M Co.	209	10,392
SPX Corp.	220	10,342
Ampco-Pittsburgh Corp.	729	9,667
General Dynamics Corp.	200	8,318
International Shipholding Corp.	400	7,868
Foster Wheeler AG*	279	4,874
Genco Shipping & Trading Ltd.	330	4,072
Dynamic Materials Corp.	351	3,215
Brink’s Co.	10	265

Total Industrials		1,350,900

ENERGY 10.1%
Exxon Mobil Corp.	3,664	249,518
Chevron Corp.	2,041	137,237
Murphy Oil Corp.	1,197	53,590
Delek U.S. Holdings, Inc.	5,065	52,473
Noble Corp.	1,868	45,000
Diamond Offshore Drilling, Inc.	699	43,939

32	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
     MULTI-CAP CORE EQUITY FUND

		MARKET
	SHARES	VALUE

Nordic American Tanker
Shipping	1,431	$41,928
World Fuel Services Corp.	1,220	38,589
Valero Energy Corp.	1,852	33,151
Plains Exploration & Production Co.*	1,891	32,582
ConocoPhillips	821	32,150
Tesoro Corp.	2,373	31,964
Chesapeake Energy Corp.	1,609	27,450
ENSCO International, Inc.	919	24,262
Williams Companies, Inc.	2,121	24,137
Massey Energy Co.	2,292	23,195
Frontline Ltd.	1,321	22,972
Peabody Energy Corp.	631	15,800
Knightsbridge Tankers Ltd.	789	11,480
Schlumberger Ltd.	270	10,967
Oil States International, Inc.*	699	9,381
Overseas Shipholding Group, Inc.	390	8,841
Teekay Tankers Ltd.	760	7,228
Petroleum Development Corp.*	440	5,196
Encore Acquisition Co.*	180	4,189
Cimarex Energy Co.	220	4,044
Sunoco, Inc.	108	2,860
Trico Marine Services, Inc.*	1,050	2,205
Penn Virginia Corp.	140	1,537
Occidental Petroleum Corp.	20	1,113
Marathon Oil Corp.	40	1,052

Total Energy		1,000,030

CONSUMER DISCRETIONARY 8.9%
Ross Stores, Inc.	1,464	52,528
Foot Locker, Inc.	4,978	52,170
Carnival Corp.	2,249	48,578
Staples, Inc.	2,621	47,466
P.F. Chang’s China Bistro, Inc.*	2,053	46,973
Jo-Ann Stores, Inc.*	2,832	46,275
Tractor Supply Co.*	1,257	45,327
Petsmart, Inc.	2,143	44,917
Chipotle Mexican Grill, Inc. — Class A*	662	43,944
H&R Block, Inc.	2,392	43,511
Polo Ralph Lauren Corp.	990	41,828
Unifirst Corp.	1,433	39,895
DineEquity, Inc.	3,240	38,426
Core-Mark Holding Company, Inc.*	1,942	35,383
Polaris Industries, Inc.	1,510	32,374
Priceline.com, Inc.*	390	30,724
Darden Restaurants, Inc.	760	26,038
Liberty Global, Inc. — Class A*	1,771	25,786
M/I Homes, Inc.	3,513	24,556
Family Dollar Stores, Inc.	620	20,689
AutoNation, Inc.*	1,440	19,987
Whirlpool Corp.	570	16,866

		MARKET
	SHARES	VALUE

Pinnacle Entertainment, Inc.*	2,189	$15,411
Tupperware Brands Corp.	530	9,005
ITT Educational Services, Inc.*	70	8,499
Collective Brands, Inc.*	820	7,987
Centex Corp.	880	6,600
Gaylord Entertainment Co.*	660	5,498
Children’s Place Retail Stores, Inc.*	180	3,940
Group 1 Automotive, Inc.	210	2,934
Brookfield Homes Corp.	700	2,415
Fuel Systems Solutions, Inc.*	80	1,078
TJX Companies, Inc.	20	513

Total Consumer Discretionary		888,121

CONSUMER STAPLES 7.5%
Philip Morris International, Inc.	2,560	91,085
Bunge Ltd.	1,040	58,916
Altria Group, Inc.	3,670	58,793
Archer-Daniels-Midland Co.	1,793	49,810
Central Garden and Pet Co. — Class A*	6,211	46,707
Coca-Cola Co.	1,000	43,950
Coca-Cola Bottling Company Consolidated	811	42,213
Kroger Co.	1,982	42,058
Village Super Market	1,330	41,456
PepsiAmericas, Inc.	2,271	39,175
Pantry, Inc.*	2,212	38,953
Susser Holdings Corp.*	2,652	35,643
Zhongpin, Inc.*	3,622	32,163
PepsiCo, Inc.	559	28,777
Cal-Maine Foods, Inc.	1,220	27,316
Nash Finch Co.	890	25,000
Avon Products, Inc.	1,034	19,884
Chiquita Brands International, Inc.*	2,793	18,518
Calavo Growers, Inc.	270	3,245

Total Consumer Staples		743,662

UTILITIES 5.1%
Entergy Corp.	600	40,854
UGI Corp.	1,618	38,201
OGE Energy Corp.	1,601	38,136
DTE Energy Co.	1,369	37,921
CH Energy Group, Inc.	800	37,520
Atmos Energy Corp.	1,620	37,454
NorthWestern Corp.	1,700	36,516
CenterPoint Energy, Inc.	3,304	34,461
NRG Energy, Inc.*	1,931	33,986
PNM Resources, Inc.	4,044	33,403
Vectren Corp.	1,541	32,500
Oneok, Inc.	1,408	31,863
Mirant Corp.*	2,373	27,052
Reliant Energy, Inc.*	7,408	23,632

See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	33

SCHEDULE OF INVESTMENTS (concluded)
March 31, 2009
     MULTI-CAP CORE EQUITY FUND

		MARKET
	SHARES	VALUE

SCANA Corp.	278	$8,587
Avista Corp.	591	8,144
FirstEnergy Corp.	80	3,088
AES Corp.*	10	58

Total Utilities		503,376

MATERIALS 3.7%
Celanese Corp.	2,850	38,105
A. Schulman, Inc.	2,469	33,455
Bway Holding Co.*	4,215	33,256
International Paper Co.	4,278	30,117
Cabot Corp.	2,826	29,701
Greif, Inc. — Class A	830	27,631
Stepan Co.	1,010	27,573
Glatfelter	4,172	26,033
Innophos Holdings, Inc.	2,272	25,628
Steel Dynamics, Inc.	1,980	17,444
AEP Industries, Inc.*	1,120	17,103
Schweitzer-Mauduit International, Inc.	890	16,429
Commercial Metals Co.	969	11,192
Koppers Holdings, Inc.	631	9,162
Eastman Chemical Co.	310	8,308
The Mosaic Co.	180	7,556
Cliffs Natural Resources Inc	220	3,995
Rock-Tenn Co. — Class A	90	2,435

Total Materials		365,123

TELECOMMUNICATION SERVICES 3.4%
Verizon Communications, Inc.	3,394	102,499
AT&T, Inc.	3,203	80,716
Embarq Corp.	1,270	48,069
Syniverse Holdings, Inc.*	2,983	47,012
American Tower Corp. — Class A*	695	21,149
Shenandoah Telecommunications Co.	791	18,035
NII Holdings, Inc. — Class B*	1,130	16,950

Total Telecommunication Services		334,430

WARRANTS 0.0%
CONSUMER DISCRETIONARY 0.0%
Krispy Kreme Doughnuts, Inc.* $12.21, 03/02/12	20	—

Total Consumer Discretionary		—

Total Warrants
(Cost $—)		—

Total Common Stocks
(Cost $10,423,773)		9,813,890

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENTS† 0.3%
Credit Suisse Group issued 03/31/09 at 0.15% due 04/01/09	$21,122	$21,122
Mizuho Financial Group, Inc. issued 03/31/09 at 0.16% due 04/01/09	7,792	7,792
Morgan Stanley issued 03/31/09 at 0.05% due 04/01/09	536	536

Total Repurchase Agreements (Cost $29,450)		29,450

Total Investments 99.2% (Cost $10,453,223)		$9,843,340

Other Assets in Excess of Liabilities – 0.8%		$76,094

Net Assets – 100.0%		$9,919,434

*	Non-Income Producing Security.

†	Repurchase Agreements — See Note 6.

REIT — Real Estate Investment Trust.
34	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
March 31, 2009
     SECTOR ROTATION FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 98.6%

HEALTH CARE 24.0%
Cerner Corp.*	58,400	$2,567,848
Myriad Genetics, Inc.*	54,000	2,455,380
Thermo Fisher Scientific, Inc.*	59,800	2,133,066
IMS Health, Inc.	160,200	1,997,694
Allscripts Healthcare Solutions, Inc.	166,500	1,713,285
Life Technologies Corp.*	42,400	1,377,152
HLTH Corp.*	131,200	1,357,920
Illumina, Inc.*	34,200	1,273,608
MedAssets, Inc.*	84,500	1,204,125
Alexion Pharmaceuticals, Inc.*	31,500	1,186,290
athenahealth, Inc.*	46,600	1,123,526
Waters Corp.*	29,400	1,086,330
Amgen, Inc.*	21,300	1,054,776
Eclipsys Corp.*	101,200	1,026,168
Onyx Pharmaceuticals, Inc.*	35,800	1,022,090
Millipore Corp.*	17,600	1,010,416
Vertex Pharmaceuticals, Inc.*	34,400	988,312
Celgene Corp.*	21,900	972,360
BioMarin Pharmaceuticals, Inc.*	74,900	925,015
Pharmaceutical Product Development, Inc.	38,800	920,336
Techne Corp.	15,200	831,592
Covance, Inc.*	23,100	823,053
Computer Programs & Systems, Inc.	24,500	815,115
Charles River Laboratories
International, Inc.*	29,400	799,974
Biogen Idec, Inc.*	14,700	770,574
Genzyme Corp.*	12,900	766,131
Phase Forward, Inc.*	58,800	752,052
Bio-Rad Laboratories, Inc. — Class A*	11,400	751,260
United Therapeutics Corp.*	10,500	693,945
Bruker BioSciences Corp.*	112,446	692,668
OSI Pharmaceuticals, Inc.*	18,000	688,680
PerkinElmer, Inc.	53,800	687,026
Omnicell, Inc.*	80,233	627,422
Gilead Sciences, Inc.*	13,500	625,320
Cephalon, Inc.*	8,100	551,610
Sequenom, Inc.*	36,700	521,874
Dionex Corp.*	10,800	510,300
Luminex Corp.*	27,500	498,300

Total Health Care		39,802,593

INFORMATION TECHNOLOGY 23.8%
Google, Inc. — Class A*	10,600	3,689,436
International Business Machines Corp.	27,700	2,683,853

		MARKET
	SHARES	VALUE

Intel Corp.	160,000	$2,408,000
Apple, Inc.*	21,500	2,260,080
Hewlett-Packard Co.	65,700	2,106,342
eBay, Inc.*	141,200	1,773,472
Taiwan Semiconductor
Manufacturing Company Ltd. — SP ADR	197,200	1,764,940
Yahoo!, Inc.*	129,800	1,662,738
Texas Instruments, Inc.	74,400	1,228,344
EMC Corp*	97,700	1,113,780
Applied Materials, Inc.	93,000	999,750
Dell, Inc.*	100,600	953,688
Baidu.com - SP ADR*	5,300	935,980
Broadcom Corp. — Class A*	38,500	769,230
Akamai Technologies, Inc.*	38,900	754,660
VeriSign, Inc.*	39,600	747,252
ASML Holding NV	41,600	728,416
Equinix, Inc.*	11,600	651,340
Marvell Technology Group Ltd.*	70,000	641,200
Analog Devices, Inc.	32,200	620,494
NVIDIA Corp.*	62,100	612,306
Altera Corp.	34,400	603,720
Linear Technology Corp.	26,100	599,778
Xilinx, Inc.	31,200	597,792
IAC/InterActiveCorp*	36,700	558,941
Sun Microsystems, Inc.*	72,700	532,164
Microchip Technology, Inc.	24,900	527,631
MEMC Electronic Materials, Inc.*	31,100	512,839
NetApp, Inc.*	34,500	511,980
Western Digital Corp.*	25,900	500,906
KLA-Tencor Corp.	24,300	486,000
Digital River, Inc.*	16,000	477,120
Sohu.com, Inc.*	11,300	466,803
VistaPrint Ltd.*	16,600	456,334
Omniture, Inc.*	32,700	431,313
j2 Global Communications, Inc.*	19,300	422,477
Seagate Technology	68,600	412,286
Teradata Corp.*	24,000	389,280
SanDisk Corp.*	30,600	387,090
Ariba, Inc.*	40,100	350,073
Diebold, Inc.	12,900	275,415
Lexmark International, Inc.*	15,900	268,233
QLogic Corp.*	24,100	267,992
NCR Corp.*	30,300	240,885

Total Information Technology		39,382,353

CONSUMER DISCRETIONARY 22.3%
Amazon.com, Inc.*	113,600	8,342,784
Priceline.com, Inc.*	32,100	2,528,838
Expedia, Inc.*	270,600	2,457,048
Netflix, Inc.*	55,500	2,382,060
H&R Block, Inc.	123,400	2,244,646

See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	35

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
     SECTOR ROTATION FUND

		MARKET
	SHARES	VALUE

Liberty Media Corp - Interactive*	605,300	$1,755,370
American Public Education, Inc.*	27,900	1,173,474
Apollo Group, Inc. — Class A*	13,600	1,065,288
Blue Nile, Inc.*	34,500	1,040,175
Hillenbrand, Inc.	63,437	1,015,626
Weight Watchers International, Inc.	52,698	977,548
NutriSystem, Inc.	66,900	954,663
PetMed Express, Inc.*	56,800	936,064
DeVry, Inc.	19,300	929,874
Strayer Education, Inc.	4,600	827,402
HSN, Inc.*	155,919	801,424
Sotheby’s	81,700	735,300
Service Corporation International	210,600	734,994
Shutterfly, Inc.*	76,657	718,276
Matthews International Corp. — Class A	24,900	717,369
ITT Educational Services, Inc.*	5,900	716,378
Career Education Corp.*	27,400	656,504
Overstock.com, Inc.*	70,600	645,990
Ticketmaster Entertainment, Inc.*	172,300	635,787
Stamps.com, Inc.*	62,498	606,231
K12 Inc.*	41,305	574,139
Corinthian Colleges, Inc.*	24,500	476,525
Capella Education Co.*	6,400	339,200

Total Consumer Discretionary		36,988,977

MATERIALS 9.9%
BHP Billiton Ltd. — SP ADR	49,100	2,189,860
Rio Tinto PLC — SP ADR	12,400	1,662,344
Cia Vale do Rio Doce — SP ADR	110,500	1,469,650
Goldcorp, Inc.	36,100	1,202,852
ArcelorMittal	59,300	1,188,372
Barrick Gold Corp.	35,100	1,137,942
Freeport-McMoRan Copper & Gold, Inc.	28,700	1,093,757
Newmont Mining Corp.	24,200	1,083,192
Southern Copper Corp.	58,400	1,017,328
AngloGold Ashanti Ltd. — SP ADR	26,000	955,760
Kinross Gold Corp.	45,100	805,937
Nucor Corp.	20,400	778,668
Agnico-Eagle Mines Ltd.	12,700	722,884
Gold Fields Ltd. — SP ADR	57,600	653,184
Alcoa, Inc.	73,400	538,756

Total Materials		16,500,486

CONSUMER STAPLES 9.1%
Wal-Mart Stores, Inc.	88,800	4,626,480
CVS Caremark Corp.	70,600	1,940,794
Walgreen Co.	60,600	1,573,176

		MARKET
	SHARES	VALUE

Costco Wholesale Corp.	28,300	$1,310,856
Kroger Co.	53,500	1,135,270
Sysco Corp.	47,000	1,071,600
Safeway, Inc.	46,300	934,797
Whole Foods Market, Inc.	28,800	483,840
SUPERVALU, INC.	32,900	469,812
BJ’s Wholesale Club, Inc.*	13,500	431,865
Casey’s General Stores, Inc.	14,400	383,904
Ruddick Corp.	13,200	296,340
United Natural Foods, Inc.*	14,700	278,859
Winn-Dixie Stores, Inc.*	21,100	201,716

Total Consumer Staples		15,139,309

UTILITIES 7.6%
Public Service Enterprise Group, Inc.	47,806	1,408,843
Dominion Resources, Inc.	45,090	1,397,339
PG&E Corp.	35,097	1,341,407
Sempra Energy	27,055	1,251,023
Consolidated Edison, Inc.	29,324	1,161,524
Xcel Energy, Inc.	56,000	1,043,280
Wisconsin Energy Corp.	18,490	761,233
Ameren Corp.	28,949	671,327
DTE Energy Co.	23,773	658,512
SCANA Corp.	20,881	645,014
NSTAR	20,080	640,151
CenterPoint Energy, Inc.	60,096	626,801
Alliant Energy Corp.	21,811	538,514
Integrys Energy Group, Inc.	14,855	386,824

Total Utilities		12,531,792

FINANCIALS 1.9%
Goldman Sachs Group, Inc.	3,500	371,070
Credit Suisse Group AG — SP ADR	10,400	317,096
Bank of New York Mellon Corp.	11,100	313,575
UBS AG — SP ADR*	28,300	266,869
Morgan Stanley	11,000	250,470
Charles Schwab Corp.	15,200	235,600
Blackrock, Inc.	1,600	208,064
State Street Corp.	6,400	196,992
Franklin Resources, Inc.	3,600	193,932
Northern Trust Corp.	3,200	191,424
TD Ameritrade Holding Corp.*	11,400	157,434
T. Rowe Price Group, Inc.	5,300	152,958
Invesco Ltd.	9,100	126,126
Ameriprise Financial, Inc.	5,600	114,744
Eaton Vance Corp.	4,000	91,400

Total Financials		3,187,754

Total Common Stocks
(Cost $161,310,700)		163,533,264

36	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)
March 31, 2009
     SECTOR ROTATION FUND

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENTS† 1.2%
Credit Suisse Group issued 03/31/09 at 0.15% due 04/01/09	$1,368,872	$1,368,872
Mizuho Financial Group, Inc. issued 03/31/09 at 0.16% due 04/01/09	504,941	504,941
Morgan Stanley issued 03/31/09 at 0.05% due 04/01/09	34,737	34,737

Total Repurchase Agreements (Cost $1,908,550)		1,908,550

Total Investments 99.8% (Cost $163,219,250)		$165,441,814

Other Assets in Excess of Liabilities – 0.2%		$355,373

Net Assets – 100.0%		$165,797,187

*	Non-Income Producing Security.

†	Repurchase Agreements — See Note 6.

ADR — American Depository Receipt.
See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	37

SCHEDULE OF INVESTMENTS
March 31, 2009
     ABSOLUTE RETURN STRATEGIES FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 16.9%

FINANCIALS 3.3%
Pinnacle Financial Partners, Inc.*	56,676	$1,343,788
Provident Bankshares Corp.	78,690	554,764
thinkorswim Group, Inc.*	45,450	392,688
Aon Corp.	5,630	229,817
Charles Schwab Corp.	11,700	181,350
Annaly Capital Management, Inc.	12,850	178,229
Plum Creek Timber Company, Inc. (REIT)	6,060	176,164
Allied World Assurance
Company Holdings, Ltd	3,870	147,176
People’s United Financial, Inc.	7,910	142,143
Cullen/Frost Bankers, Inc.	2,000	93,880
Blackrock, Inc.	710	92,328
Capitol Federal Financial	2,370	89,610
HCC Insurance Holdings, Inc.	3,310	83,379
TFS Financial Corp.	6,550	79,452
Alleghany Corp.*	290	78,541
Hudson City Bancorp, Inc.	6,260	73,179
Northern Trust Corp.	1,210	72,382
T. Rowe Price Group, Inc.	2,360	68,110
Federated Investors, Inc. — Class B	2,470	54,982
Eaton Vance Corp.	2,400	54,840
Digital Realty Trust, Inc.	1,580	52,424
Brown & Brown, Inc.	2,740	51,813
Fidelity National Financial, Inc. — Class A	2,160	42,142
Unum Group	2,960	37,000
IntercontinentalExchange, Inc.*	320	23,830
Chubb Corp.	530	22,430
Nasdaq Stock Market, Inc.*	840	16,447
Investment Technology Group, Inc.*	560	14,291
W.R. Berkley Corp.	630	14,207
Arch Capital Group Ltd.*	240	12,926
The St. Joe Co.*	570	9,542
BancorpSouth, Inc.	450	9,378
First Marblehead Corp.*	4,430	5,715
Ambac Financial Group, Inc.	6,180	4,820
Bank of New York Mellon Corp.	90	2,543
Credit Suisse Group AG —
SP ADR	80	2,439
UBS AG — SP ADR*	230	2,169
The PMI Group, Inc.	2,490	1,544
State Street Corp.	50	1,539
Ameriprise Financial, Inc.	50	1,025
Invesco Ltd.	70	970

Total Financials		4,515,996

		MARKET
	SHARES	VALUE

INFORMATION TECHNOLOGY 2.1%
Atmel Corp.*	71,230	$258,565
SAIC, Inc.*	11,100	207,237
BMC Software, Inc.*§	5,070	167,310
EMC Corp*§	11,740	133,836
Altera Corp.	7,440	130,572
Sohu.com, Inc.*§	3,150	130,126
Oracle Corp.	6,180	111,673
Global Payments, Inc.§	3,180	106,244
Flir Systems, Inc.*§	5,140	105,267
F5 Networks, Inc.*§	4,810	100,769
Affiliated Computer Services, Inc. — Class A*§	2,020	96,738
Qualcomm, Inc.§	2,410	93,773
Compuware Corp.*§	13,210	87,054
MasterCard, Inc.§	490	82,065
Xilinx, Inc.§	3,940	75,490
Linear Technology Corp.§	3,260	74,915
Red Hat, Inc.*§	3,830	68,327
Automatic Data Processing, Inc.	1,840	64,694
Broadcom Corp. — Class A*	3,040	60,739
WebMD Health Corp.*§	2,620	58,426
QLogic Corp.*§	4,890	54,377
Dolby Laboratories, Inc. — Class A*	1,520	51,847
Accenture Ltd. — Class A	1,850	50,856
Hewitt Associates, Inc. — Class A*	1,650	49,104
Apple Computer, Inc.*§	440	46,253
International Business
Machines Corp.§	400	38,756
Broadridge Financial Solutions, Inc.§	1,850	34,429
Microchip Technology, Inc.§	1,510	31,997
Google, Inc. — Class A*	90	31,325
Diebold, Inc.	1,460	31,171
Harris Corp.§	910	26,335
ANSYS, Inc.*§	1,000	25,100
VeriSign, Inc.*	1,300	24,531
Cypress Semiconductor Corp.*§	3,500	23,695
CA, Inc.§	1,280	22,541
Intel Corp.	1,290	19,415
Hewlett-Packard Co.	530	16,992
Taiwan Semiconductor Manufacturing Company Ltd. — SP ADR	1,590	14,231
Metavante Technologies, Inc.*§	690	13,772
NeuStar, Inc.*§	440	7,370
Baidu.com — SP ADR*	40	7,064
ASML Holding NV	340	5,953
Equinix, Inc.*	90	5,054
Analog Devices, Inc.	260	5,010

38	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
     ABSOLUTE RETURN STRATEGIES FUND

		MARKET
	SHARES	VALUE

IAC/InterActiveCorp*	290	$4,417
Western Digital Corp.*§	210	4,061
Digital River, Inc.*	130	3,877
VistaPrint Ltd.*	130	3,574
Omniture, Inc.*	260	3,429
j2 Global Communications, Inc.*	150	3,284
Ariba, Inc.*	320	2,794
MoneyGram International, Inc.*	2,000	2,360
Total System Services, Inc.	150	2,072
Teradata Corp.*	10	162

Total Information Technology		2,881,028

MATERIALS 2.0%
Rohm & Haas Co.§	18,320	1,444,349
Monsanto Co.§	1,730	143,763
Sonoco Products Co.§	6,060	127,139
Valspar Corp.	5,430	108,437
Praxair, Inc.§	1,560	104,972
Ball Corp.	1,810	78,554
Nova Chemicals Corp.	12,890	74,246
Airgas, Inc.§	2,120	71,677
FMC Corp.§	1,570	67,730
Nucor Corp.§	1,170	44,659
Valhi, Inc.§	4,390	41,178
Scotts Miracle-Gro Co. — Class A	1,170	40,599
Huntsman Corp.§	11,770	36,840
Crown Holdings, Inc.*§	1,320	30,004
Lubrizol Corp.§	860	29,249
Sigma-Aldrich Corp.§	590	22,296
RPM International, Inc.§	1,690	21,514
BHP Billiton Ltd. — SP ADR§	390	17,394
Martin Marietta Materials, Inc.§	200	15,860
Rio Tinto PLC — SP ADR§	100	13,406
Reliance Steel & Aluminum Co.§	450	11,849
The Mosaic Co.§	280	11,754
Cia Vale do Rio Doce — SP ADR§	880	11,704
Louisiana-Pacific Corp.§	4,900	10,927
PPG Industries, Inc.§	280	10,332
Schnitzer Steel Industries, Inc. — Class A§	310	9,731
Goldcorp, Inc.§	290	9,663
ArcelorMittal§	470	9,419
Barrick Gold Corp.§	280	9,078
Newmont Mining Corp.	190	8,504
Southern Copper Corp.§	470	8,187
AngloGold Ashanti Ltd. — SP ADR§	210	7,720
Kinross Gold Corp.§	360	6,433
Agnico-Eagle Mines Ltd.§	100	5,692

		MARKET
	SHARES	VALUE

Gold Fields Ltd. — SP ADR§	460	$5,216
Greif, Inc. — Class A§	90	2,996
Sealed Air Corp.§	170	2,346

Total Materials		2,675,417

TELECOMMUNICATION SERVICES 1.9%
Embarq Corp.§	45,250	1,712,712
Centennial Communications Corp.*§	65,260	539,048
Verizon Communications, Inc.§	5,390	162,778
MetroPCS Communications, Inc.*§	6,150	105,042
SBA Communications Corp.*	2,340	54,522

Total Telecommunication Services		2,574,102

CONSUMER DISCRETIONARY 1.8%
Landry’s Restaurants, Inc.*§	116,617	608,741
Amazon.com, Inc.*§	2,560	188,006
DeVry, Inc.§	3,190	153,694
McDonald’s Corp.§	2,700	147,339
TJX Companies, Inc.§	4,090	104,868
AutoZone, Inc.*§	630	102,451
Burger King Holdings, Inc.§	4,370	100,291
Foot Locker, Inc.§	7,840	82,163
Panera Bread Co. — Class A*§	1,360	76,024
Ross Stores, Inc.§	1,900	68,172
ITT Educational Services, Inc.*§	510	61,924
Apollo Group, Inc. — Class A*§	790	61,881
Big Lots, Inc.*§	2,690	55,898
Hasbro, Inc.§	2,170	54,402
Strayer Education, Inc.§	280	50,364
Priceline.com, Inc.*§	600	47,268
GameStop Corp. — Class A*§	1,650	46,233
Dollar Tree, Inc.*§	770	34,303
Darden Restaurants, Inc.§	930	31,862
Family Dollar Stores, Inc.§	840	28,031
Yum! Brands, Inc.	1,010	27,755
Discovery Communications, Inc. — Class A*§	1,660	26,593
Nike, Inc. — Class B	520	24,383
Advance Auto Parts, Inc.	480	19,718
Expedia, Inc.*§	2,160	19,613
Netflix, Inc.*§	440	18,885
H&R Block, Inc.	990	18,008
Career Education Corp.*	630	15,095
Petsmart, Inc.§	720	15,091
Guess?, Inc.§	640	13,491
NVR, Inc.*	30	12,833
BorgWarner, Inc.§	560	11,368
Sherwin-Williams Co.§	190	9,874
American Public Education, Inc.*	220	9,253
Blue Nile, Inc.*§	280	8,442
Urban Outfitters, Inc.*§	510	8,349
Hillenbrand, Inc.	510	8,165

See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	39

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
     ABSOLUTE RETURN STRATEGIES FUND

		MARKET
	SHARES	VALUE

Weight Watchers International, Inc.§	420	$7,791
NutriSystem, Inc.§	530	7,563
PetMed Express, Inc.*§	450	7,416
Time Warner Cable, Inc.	286	7,098
Scientific Games Corp. — Class A*	560	6,782
HSN, Inc.*§	1,250	6,425
Toll Brothers, Inc.*	350	6,356
Service Corporation International§	1,680	5,863
Sotheby’s§	650	5,850
Matthews International Corp. — Class A§	200	5,762
Shutterfly, Inc.*	610	5,716
Overstock.com, Inc.*§	560	5,124
Ticketmaster Entertainment, Inc.*§	1,380	5,092
Stamps.com, Inc.*§	500	4,850
K12 Inc.*§	330	4,587
Corinthian Colleges, Inc.*§	200	3,890
Capella Education Co.*§	50	2,650
Autoliv, Inc.§	10	186

Total Consumer Discretionary		2,469,832

HEALTH CARE 1.5%
Wyeth§	9,918	426,871
Schering-Plough Corp.	12,181	286,863
Baxter International, Inc.§	4,230	216,661
Techne Corp.§	2,640	144,434
Cephalon, Inc.*	1,810	123,261
Gilead Sciences, Inc.*	2,290	106,073
Vertex Pharmaceuticals, Inc.*§	3,230	92,798
Edwards Lifesciences Corp.*	1,340	81,244
Illumina, Inc.*	1,590	59,212
Abraxis BioScience, Inc.*§	1,210	57,693
Omnicare, Inc.§	2,280	55,837
Mylan Laboratories, Inc.*	4,120	55,249
Medco Health Solutions, Inc.*§	1,280	52,915
Express Scripts, Inc.*§	1,080	49,864
Amgen, Inc.*	860	42,587
Thermo Fisher Scientific, Inc.*§	910	32,460
HLTH Corp.*	2,670	27,634
Cerner Corp.*	470	20,666
Myriad Genetics, Inc.*§	440	20,007
Allscripts Healthcare Solutions, Inc.	1,340	13,789
MedAssets, Inc.*	680	9,690
Alexion Pharmaceuticals, Inc.*§	250	9,415
athenahealth, Inc.*	380	9,162
Biogen Idec, Inc.*§	170	8,911
Eclipsys Corp.*	820	8,315
Onyx Pharmaceuticals, Inc.*§	290	8,279

		MARKET
	SHARES	VALUE

Phase Forward, Inc.*	630	$8,058
Millipore Corp.*§	140	8,037
Celgene Corp.*§	180	7,992
Covance, Inc.*§	190	6,770
Computer Programs & Systems, Inc.	200	6,654
United Therapeutics Corp.*§	90	5,948
Genzyme Corp.*	100	5,939
Bio-Rad Laboratories, Inc. — Class A*	90	5,931
OSI Pharmaceuticals, Inc.*	150	5,739
Bruker BioSciences Corp.*	900	5,544
Omnicell, Inc.*	650	5,083
Dionex Corp.*	90	4,252
Sequenom, Inc.*	290	4,124
Luminex Corp.*	220	3,986
Covidien Ltd.	80	2,659
Warner Chilcott Ltd.*§	110	1,157
Pharmaceutical Product Development, Inc.	40	949

Total Health Care		2,108,712

INDUSTRIALS 1.5%
Stericycle, Inc.*§	4,850	231,490
W.W. Grainger, Inc.§	2,530	177,555
Dun & Bradstreet Corp.	2,130	164,010
CH Robinson Worldwide, Inc.§	3,350	152,793
Burlington Northern Santa Fe Corp.§	2,050	123,307
Norfolk Southern Corp.§	3,340	112,725
Quanta Services, Inc.*§	5,200	111,540
Waste Management, Inc.§	3,170	81,152
Aecom Technology Corp.*	3,010	78,501
URS Corp.*§	1,880	75,971
Fastenal Co.	2,160	69,455
J.B. Hunt Transport Services, Inc.§	2,570	61,963
First Solar, Inc.*§	390	51,753
Copart, Inc.*§	1,660	49,236
Republic Services, Inc.§	2,650	45,447
Landstar System, Inc.	1,220	40,833
IHS Inc.*	990	40,768
Union Pacific Corp.§	960	39,466
MSC Industrial Direct Co.§	1,260	39,148
Valmont Industries, Inc.§	760	38,160
AMETEK, Inc.§	1,180	36,899
Lennox International, Inc.§	1,320	34,927
Gardner Denver, Inc.*§	1,540	33,480
CSX Corp.§	1,140	29,469
Roper Industries, Inc.	650	27,592
Flowserve Corp.§	430	24,132
Copa Holdings SA§	750	21,502
Pentair, Inc.§	990	21,453
Covanta Holding Corp.*§	1,460	19,111
FTI Consulting, Inc.*	370	18,308

40	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
     ABSOLUTE RETURN STRATEGIES FUND

		MARKET
	SHARES	VALUE

Precision Castparts Corp.§	270	$16,173
UTI Worldwide, Inc.	1,130	13,504
GATX Corp.§	590	11,936
Fluor Corp.§	330	11,402
Owens Corning, Inc.*	480	4,339
Foster Wheeler AG*§	50	874

Total Industrials		2,110,374

ENERGY 1.3%
Petro-Canada	17,390	462,226
Range Resources Corp.	2,720	111,955
Exxon Mobil Corp.	1,600	108,960
Hess Corp.	1,640	88,888
Chevron Corp.	1,200	80,688
PetroHawk Energy Corp.*	3,660	70,382
FMC Technologies, Inc.*	2,240	70,269
SEACOR Holdings, Inc.*	1,200	69,972
Helmerich & Payne, Inc.	2,720	61,934
Continental Resources, Inc.*	2,810	59,600
Tidewater, Inc.	1,420	52,725
Southwestern Energy Co.*	1,650	48,988
Noble Energy, Inc.	800	43,104
Encore Acquisition Co.*	1,810	42,119
Cameron International Corp.*	1,870	41,009
Alpha Natural Resources, Inc.*	2,290	40,648
Occidental Petroleum Corp.	720	40,068
Apache Corp.	600	38,454
Dresser-Rand Group, Inc.*	1,480	32,708
CNX Gas Corp.*	1,320	31,297
EOG Resources, Inc.	480	26,285
Transocean Ltd.*§	400	23,536
Cheniere Energy, Inc.*	4,180	17,807
Murphy Oil Corp.	290	12,983
Sunoco, Inc.	490	12,975
Frontline Ltd.	600	10,434
XTO Energy, Inc.	310	9,492
Oceaneering International, Inc.*	200	7,374
Cabot Oil & Gas Corp.	280	6,600
Diamond Offshore Drilling, Inc.	70	4,400
National-Oilwell Varco, Inc.*	110	3,158
ENSCO International, Inc.	90	2,376
Consol Energy, Inc.	50	1,262

Total Energy		1,734,676

CONSUMER STAPLES 0.8%
Wal-Mart Stores, Inc.§	5,950	309,995
General Mills, Inc.	4,060	202,513
Hershey Co.	4,760	165,410
Campbell Soup Co.	2,970	81,259
Coca-Cola Co.§	1,480	65,046
Dean Foods Co.*	3,270	59,122
J.M. Smucker Co.§	1,170	43,606
Costco Wholesale Corp.§	790	36,593
Church & Dwight Company, Inc.§	550	28,726

		MARKET
	SHARES	VALUE

CVS Caremark Corp.§	560	$15,394
Kroger Co.§	430	9,125
Sysco Corp.	380	8,664
BJ’s Wholesale Club, Inc.*§	110	3,519
Casey’s General Stores, Inc.§	110	2,933
Ruddick Corp.§	110	2,469
United Natural Foods, Inc.*§	120	2,276
Winn-Dixie Stores, Inc.*§	170	1,625

Total Consumer Staples		1,038,275

UTILITIES 0.7%
NSTAR§	9,040	288,195
Southern Co.§	7,470	228,731
PG&E Corp.§	4,300	164,346
Aqua America, Inc.	4,460	89,200
UGI Corp.§	3,080	72,719
Xcel Energy, Inc.	1,650	30,740
Public Service Enterprise Group, Inc.§	380	11,199
Dominion Resources, Inc.§	360	11,156
Sempra Energy§	220	10,173
Consolidated Edison, Inc.	230	9,110
Wisconsin Energy Corp.	150	6,176
DTE Energy Co.§	190	5,263
SCANA Corp.§	170	5,251
CenterPoint Energy, Inc.	480	5,006

Total Utilities		937,265

Total Common Stocks
(Cost $23,615,064)		23,045,677

CONVERTIBLE PREFERRED STOCK 0.0%

HEALTH CARE 0.0%
Inverness Medical Innovations, Inc.*	407	68,042

Total Health Care		68,042

Total Convertible Preferred Stock
(Cost $108,536)		68,042

EXCHANGE TRADED FUNDS 11.8%
iShares S&P GSCI Commodity
Indexed Trust*§	443,719	11,172,844
iShares MSCI Emerging Markets Index Fund§	34,110	846,269
Liberty All Star Equity Fund§	189,540	555,352
Eaton Vance Tax-Managed Buy-Write Income Fund§	47,100	535,527
Nuveen Equity Premium Opportunity Fund§	52,280	530,642
Eaton Vance Tax-Managed Buy-Write Opportunities Fund§	50,230	529,927
Nuveen Core Equity Alpha Fund§	63,020	526,847

See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	41

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
     ABSOLUTE RETURN STRATEGIES FUND

		MARKET
	SHARES	VALUE

First Trust Enhanced Equity
Income Fund, Inc.§	66,950	$523,549
Nuveen Equity Premium and
Growth Fund§	54,290	521,184
Vanguard Emerging Markets ETF§	20,650	487,340

Total Exchange Traded Funds
(Cost $18,377,960)		16,229,481

	FACE
	AMOUNT
REPURCHASE AGREEMENTS† 55.7%
Credit Suisse Group
issued 03/31/09 at 0.15%
due 04/01/09	$54,742,227	54,742,227
Mizuho Financial Group, Inc.
issued 03/31/09 at 0.16% due 04/01/09	20,193,003	20,193,003
Morgan Stanley
issued 03/31/09 at 0.05% due 04/01/09	1,389,150	1,389,150
Total Repurchase Agreements
(Cost $76,324,380)		76,324,380

Total Long Securities 84.4%
(Cost $118,425,940)		$115,667,580

	SHARES
COMMON STOCKS SOLD SHORT (11.9)%

MATERIALS (0.4)%
Chemtura Corp.	35,060	(1,665)
Eastman Chemical Co.	200	(5,360)
Temple-Inland, Inc.	2,220	(11,922)
Cabot Corp.	1,270	(13,348)
United States Steel Corp.	640	(13,523)
Carpenter Technology Corp.	1,230	(17,368)
Celanese Corp.	1,360	(18,183)
Century Aluminum Co.*	8,630	(18,209)
AK Steel Holding Corp.	2,610	(18,583)
Titanium Metals Corp.	3,920	(21,442)
Alcoa, Inc.	2,990	(21,947)
Freeport-McMoRan Copper & Gold, Inc.	640	(24,390)
Dow Chemical Co.	2,920	(24,616)
Ashland, Inc.	2,390	(24,689)
International Paper Co.	3,530	(24,851)
Cytec Industries, Inc.	1,770	(26,585)
Eagle Materials, Inc.	1,420	(34,435)
Pactiv Corp.*	6,320	(92,209)
Westlake Chemical Corp.	11,170	(163,417)

Total Materials		(576,742)

CONSUMER DISCRETIONARY (0.9)%
Harte-Hanks, Inc.	510	(2,729)
CarMax, Inc.*	420	(5,225)

		MARKET
	SHARES	VALUE

Coldwater Creek, Inc.*	2,440	$(6,125)
Lowe’s Companies, Inc.	340	(6,205)
KB Home	490	(6,458)
Jarden Corp.*	530	(6,715)
JC Penney Co., Inc.	350	(7,025)
DR Horton, Inc.	820	(7,954)
Centex Corp.	1,160	(8,700)
Hanesbrands*	920	(8,805)
Ryland Group, Inc.	590	(9,829)
Sears Holding Corp.*	230	(10,513)
Warner Music Group Corp.*	4,780	(11,233)
Lamar Advertising Co. — Class A*	1,160	(11,310)
Jones Apparel Group, Inc.	2,750	(11,605)
Federal-Mogul Corp.*	1,860	(12,425)
Harley-Davidson, Inc.	980	(13,122)
Starwood Hotels & Resorts Worldwide, Inc.	1,080	(13,716)
New York Times Co. — Class A	3,140	(14,193)
Lennar Corp. — Class A	1,930	(14,494)
WABCO Holdings, Inc.	1,280	(15,757)
DISH Network Corp. — Class A*	1,510	(16,776)
Saks, Inc.*	9,080	(16,980)
Whirlpool Corp.	580	(17,162)
Virgin Media, Inc.	3,590	(17,232)
Newell Rubbermaid, Inc.	2,790	(17,800)
TRW Automotive Holdings Corp.*	5,770	(18,579)
Chico’s FAS, Inc.*	3,530	(18,956)
CBS Corp.	4,960	(19,046)
OfficeMax, Inc.	6,120	(19,094)
News Corp. - Class A	2,910	(19,264)
E.W. Scripps Co. — Class A	14,350	(19,373)
CTC Media, Inc.*	4,610	(21,022)
Office Depot, Inc.*	16,090	(21,078)
Liz Claiborne, Inc.	8,590	(21,217)
Wyndham Worldwide Corp.	5,180	(21,756)
Liberty Media Corp. - Interactive*	7,590	(22,011)
Las Vegas Sands Corp.*	7,330	(22,063)
Central European Media Enterprises Ltd. — Class A*	1,970	(22,576)
International Game Technology	2,470	(22,773)
Gannett Co., Inc.	10,800	(23,760)
Orient-Express Hotels Ltd. — Class A	5,860	(24,026)
Penn National Gaming Inc.*	1,020	(24,633)
Goodyear Tire & Rubber Co.*	3,980	(24,915)
Eastman Kodak Co.	6,630	(25,194)
AnnTaylor Stores Corp.*	5,090	(26,468)
Harman International Industries, Inc.	1,990	(26,925)
Royal Caribbean Cruises Ltd.	3,400	(27,234)
Hearst-Argyle Television, Inc.	6,560	(27,290)

42	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
     ABSOLUTE RETURN STRATEGIES FUND

		MARKET
	SHARES	VALUE

Clear Channel Outdoor — Class A*	7,520	$(27,598)
Boyd Gaming Corp.	7,640	(28,497)
Williams-Sonoma, Inc.	3,130	(31,550)
Macy’s, Inc.	3,570	(31,773)
Abercrombie & Fitch Co. — Class A	1,390	(33,082)
Garmin Ltd.	1,580	(33,512)
Meredith Corp.	2,050	(34,112)
Signet Jewelers Ltd.	3,250	(37,213)
Starbucks Corp.*	4,390	(48,773)
Liberty Media
Corp. - Capital*	7,640	(53,327)
Pool Corp.	5,590	(74,906)

Total Consumer Discretionary		(1,243,684)

CONSUMER STAPLES (1.0)%
ConAgra Foods, Inc.	700	(11,809)
PepsiCo, Inc.	240	(12,355)
Central European Distribution Corp.*	2,050	(22,058)
Rite Aid Corp.*	64,460	(22,561)
Bare Escentuals, Inc.*	5,850	(23,985)
Bunge Ltd.	440	(24,926)
Smithfield Foods, Inc.*	4,110	(38,881)
NBTY, Inc.*	2,940	(41,395)
Safeway, Inc.	2,230	(45,024)
SUPERVALU INC.	3,180	(45,410)
Tyson Foods, Inc. - Class A	5,190	(48,734)
Whole Foods Market, Inc.	3,040	(51,072)
Herbalife Ltd.	3,910	(58,572)
Hormel Foods Corp.	1,870	(59,298)
Energizer Holdings, Inc.*	1,250	(62,112)
Coca - Cola Enterprises	4,960	(65,422)
Estee Lauder Cos., Inc. — Class A	2,950	(72,718)
Reynolds American, Inc.	2,130	(76,339)
Avon Products, Inc.	4,390	(84,420)
Constellation Brands, Inc. — Class A*	8,290	(98,651)
Sara Lee Corp.	12,640	(102,131)
Del Monte Foods Co.	20,050	(146,165)
Walgreen Co.	7,840	(203,526)

Total Consumer Staples		(1,417,564)

ENERGY (1.1)%
Massey Energy Co.	160	(1,619)
El Paso Corp.	570	(3,562)
Patterson-UTI Energy, Inc.	760	(6,810)
Smith International, Inc.	380	(8,162)
Mariner Energy, Inc.*	1,210	(9,377)
Arch Coal, Inc.	920	(12,300)
Unit Corp.*	620	(12,970)
Weatherford International Ltd.*	1,200	(13,284)
Holly Corp.	730	(15,476)
Foundation Coal Holdings, Inc.	1,150	(16,503)
Patriot Coal Corp.*	4,990	(18,513)

		MARKET
	SHARES	VALUE

Hercules Offshore, Inc.*	12,550	$(19,829)
Newfield Exploration Co.*	1,050	(23,835)
Nabors Industries Ltd.*	2,400	(23,976)
Forest Oil Corp.*	1,900	(24,985)
Key Energy Services, Inc.*	8,850	(25,488)
Helix Energy Solutions Group, Inc.*	5,160	(26,522)
Pioneer Natural Resources Co.	1,630	(26,846)
Quicksilver Resources, Inc.*	4,870	(26,980)
BJ Services Co.	2,730	(27,164)
Tetra Technologies, Inc.*	8,500	(27,625)
SandRidge Energy, Inc.*	4,330	(28,535)
W&T Offshore, Inc.	4,660	(28,659)
Tesoro Corp.	2,280	(30,712)
Exterran Holdings, Inc.*	1,950	(31,239)
Valero Energy Corp.	1,770	(31,683)
Williams Cos., Inc.	2,870	(32,661)
Rowan Companies, Inc.	2,870	(34,354)
Global Industries, Ltd.*	9,300	(35,712)
Teekay Corp.	2,980	(42,405)
Frontier Oil Corp.	3,500	(44,765)
Baker Hughes, Inc.	2,370	(67,664)
Denbury Resources, Inc.*	11,080	(164,649)
Suncor Energy, Inc.	22,210	(493,284)

Total Energy		(1,438,148)

UTILITIES (1.1)%
American Electric Power Co., Inc.	260	(6,568)
MDU Resources Group, Inc.	750	(12,105)
Atmos Energy Corp.	580	(13,410)
Reliant Energy, Inc.*	9,340	(29,795)
Dynegy, Inc. - Class A*	23,100	(32,571)
Ameren Corp.	1,800	(41,742)
Great Plains Energy, Inc.	3,340	(44,990)
Constellation Energy Group, Inc.	2,400	(49,584)
Calpine Corp.*	7,440	(50,666)
Integrys Energy Group, Inc.	1,960	(51,038)
CMS Energy Corp.	4,470	(52,925)
Edison International	2,140	(61,653)
Energen Corp.	2,160	(62,921)
Mirant Corp.*	5,530	(63,042)
AES Corp.*	11,150	(64,781)
NV Energy, Inc.	9,120	(85,637)
Allegheny Energy, Inc.	4,180	(96,851)
Oneok, Inc.	4,340	(98,214)
NiSource, Inc.	13,310	(130,438)
OGE Energy Corp.	5,820	(138,632)
Alliant Energy Corp.	5,750	(141,967)
Pinnacle West Capital Corp.	5,670	(150,595)

Total Utilities		(1,480,125)

See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	43

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
     ABSOLUTE RETURN STRATEGIES FUND

		MARKET
	SHARES	VALUE

INDUSTRIALS (1.3)%
KBR, Inc.	40	$(552)
Carlisle Companies, Inc.	70	(1,374)
Aircastle Ltd.	970	(4,510)
General Dynamics Corp.	270	(11,229)
SunPower Corp.*	490	(11,652)
Avery Dennison Corp.	540	(12,064)
Rockwell Collins, Inc.	390	(12,730)
Continental Airlines, Inc.*	1,850	(16,298)
Alexander & Baldwin, Inc.	860	(16,366)
Manitowoc Co., Inc.	6,480	(21,190)
Goodrich Corp.	570	(21,597)
Boeing Co.	630	(22,415)
General Cable Corp.*	1,200	(23,784)
HNI Corp.	2,410	(25,064)
Terex Corp*	2,720	(25,160)
Delta Air Lines, Inc.*	4,470	(25,166)
Graco, Inc.	1,510	(25,776)
McDermott International, Inc.*	1,940	(25,977)
Textron, Inc.	4,540	(26,060)
Hertz Global Holdings, Inc.*	6,710	(26,370)
Trinity Industries, Inc.	2,950	(26,963)
Oshkosh Corp.	4,020	(27,095)
Avis Budget Group, Inc.*	30,350	(27,619)
Cooper Industries, Ltd. — Class A	1,080	(27,929)
Joy Global Inc.	1,370	(29,181)
USG Corp.*	4,080	(31,049)
Bucyrus International, Inc. — Class A	2,080	(31,574)
AGCO Corp.*	1,680	(32,928)
BE Aerospace, Inc.*	3,850	(33,380)
WESCO International, Inc.*	1,850	(33,522)
Caterpillar, Inc.	1,200	(33,552)
Harsco Corp.	1,520	(33,698)
AMR Corp.*	10,710	(34,165)
Robert Half International, Inc.	1,950	(34,769)
Rockwell Automation, Inc.	1,670	(36,473)
United Rentals, Inc.*	8,800	(37,048)
Thomas & Betts Corp.*	1,520	(38,030)
Deere & Co.	1,160	(38,129)
Steelcase, Inc. - Class A	8,090	(40,531)
Ingersoll-Rand Company Ltd. — Class A	2,940	(40,572)
Con-way Inc.	2,300	(41,239)
Spirit Aerosystems Holdings, Inc. — Class A*	4,260	(42,472)
Masco Corp.	6,090	(42,508)
Monster Worldwide, Inc.*	5,500	(44,825)
Corrections Corp. of America*	3,690	(47,269)
Crane Co.	3,150	(53,172)
Corporate Executive Board Co.	4,000	(58,000)
General Electric Co.	5,900	(59,649)

		MARKET
	SHARES	VALUE

Tyco International Ltd.	4,290	$(83,912)
FedEx Corp.	2,040	(90,760)
Southwest Airlines Co.	20,080	(127,106)

Total Industrials		(1,714,453)

TELECOMMUNICATION SERVICES (1.3)%
Qwest Communications International, Inc	440	(1,505)
Crown Castle International Corp.*	820	(16,736)
Level 3 Communications, Inc.*	41,970	(38,613)
NII Holdings, Inc.*	3,710	(55,650)
Sprint Nextel Corp.*	16,270	(58,084)
CenturyTel, Inc.	59,478	(1,672,521)

Total Telecommunication Services		(1,843,109)

HEALTH CARE (1.5)%
PerkinElmer, Inc.	350	(4,469)
Idexx Laboratories, Inc.*	340	(11,757)
McKesson Corp.	530	(18,571)
Patterson Cos., Inc.*	1,110	(20,935)
WellCare Health Plans, Inc.*	2,430	(27,337)
Amylin Pharmaceuticals, Inc.*	2,440	(28,670)
Tenet Healthcare Corp.*	24,990	(28,988)
Health Management Associates, Inc. — Class A*	11,550	(29,799)
Brookdale Senior Living Inc.	6,120	(30,906)
Health Net, Inc.*	2,200	(31,856)
Eli Lilly & Co.	1,000	(33,410)
Charles River Laboratories International, Inc.*	1,260	(34,285)
BioMarin Pharmaceuticals, Inc.*	2,820	(34,827)
Sepracor, Inc.*	2,580	(37,823)
CIGNA Corp.	2,330	(40,985)
Coventry Health Care, Inc*	3,190	(41,279)
Mednax, Inc.*	1,420	(41,847)
King Pharmaceuticals, Inc.*	5,970	(42,208)
Intuitive Surgical, Inc.*	460	(43,866)
Waters Corp.*	1,200	(44,340)
Forest Laboratories, Inc.*	2,050	(45,018)
Aetna, Inc.	1,950	(47,443)
Wellpoint, Inc.*	1,320	(50,120)
Hospira, Inc.*	1,680	(51,845)
Community Health Systems, Inc.*	3,490	(53,537)
Hill-Rom Holdings, Inc.	5,530	(54,692)
UnitedHealth Group, Inc.	2,700	(56,511)
Zimmer Holdings, Inc.*	1,580	(57,670)
IMS Health Inc	4,810	(59,981)
Humana, Inc.*	2,450	(63,896)
Inverness Medical Innovations, Inc.*	2,560	(68,173)
VCA Antech, Inc.*	3,300	(74,415)
CooperCompanies, Inc.	2,900	(76,676)

44	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
     ABSOLUTE RETURN STRATEGIES FUND

		MARKET
	SHARES	VALUE

Kinetic Concepts, Inc.*	3,690	$(77,933)
Boston Scientific Corp.*	10,530	(83,713)
Life Technologies Corp.*	2,910	(94,517)
Hologic, Inc.*	8,720	(114,145)
Pfizer Inc.	10,578	(144,072)
Merck & Company, Inc.	7,890	(211,057)

Total Health Care		(2,113,572)

INFORMATION TECHNOLOGY (1.6)%
Akamai Technologies, Inc.*	120	(2,328)
Sanmina-SCI Corp.*	14,110	(4,304)
Novell, Inc.*	1,520	(6,475)
VeriFone Holdings, Inc.*	1,010	(6,868)
Rambus, Inc.*	850	(8,041)
Yahoo!, Inc.*	760	(9,736)
ON Semiconductor Corp.*	3,830	(14,937)
Riverbed Technology, Inc.*	1,150	(15,042)
Marvell Technology Group Ltd.*	1,730	(15,847)
Genpact Ltd.*	1,940	(17,188)
Lexmark International, Inc. — Class A*	1,330	(22,437)
Novellus Systems, Inc.*	1,350	(22,450)
Agilent Technologies, Inc.*	1,470	(22,594)
NVIDIA Corp.*	2,660	(26,228)
Unisys Corp.*	49,930	(26,463)
Tellabs, Inc.*	6,130	(28,075)
MEMC Electronic Materials, Inc.*	1,710	(28,198)
Dell, Inc.*	3,220	(30,526)
Lam Research Corp.*	1,370	(31,195)
Arrow Electronics, Inc.*	1,640	(31,258)
Applied Materials, Inc.	3,000	(32,250)
Intersil Corp. ,— Class A	2,920	(33,580)
CommScope, Inc.*	2,980	(33,853)
JDS Uniphase Corp.*	10,480	(34,060)
Nuance Communications, Inc.*	3,140	(34,100)
VMware, Inc.*	1,500	(35,430)
Teradyne, Inc.*	8,560	(37,493)
Ciena Corp.*	4,850	(37,733)
EchoStar Corp. — Class A*	2,570	(38,113)
eBay, Inc.*	3,300	(41,448)
ADC Telecommunications, Inc.*	9,650	(42,363)
Fairchild Semiconductor International, Inc.*	11,710	(43,678)
LSI Logic Corp.*	14,680	(44,627)
Brocade Communications Systems, Inc.*	12,970	(44,746)
Kla-Tencor Corp.	2,240	(44,800)
Jabil Circuit, Inc.	8,300	(46,148)
Texas Instruments, Inc.	2,880	(47,549)
Seagate Technology	8,040	(48,320)
NCR Corp.*	6,290	(50,005)
Autodesk, Inc.*	3,150	(52,951)
Tyco Electronics Ltd.	4,890	(53,986)
Electronic Arts, Inc.*	3,030	(55,116)

		MARKET
	SHARES	VALUE

SanDisk Corp.*	4,660	$(58,949)
DST Systems, Inc.*	1,740	(60,239)
International Rectifier Corp.*	4,460	(60,255)
Cadence Design Systems, Inc.*	14,490	(60,858)
Vishay Intertechnology, Inc.*	17,510	(60,935)
Convergys Corp.*	7,750	(62,620)
Motorola, Inc.	14,860	(62,858)
Xerox Corp.	14,890	(67,750)
Advanced Micro Devices, Inc.*	22,530	(68,717)
Corning, Inc.	5,390	(71,525)
Micron Technology, Inc.*	18,150	(73,689)
Sun Microsystems, Inc.*	10,110	(74,005)
NetApp, Inc.*	5,390	(79,988)
Acxiom Corp.	11,740	(86,876)

Total Information Technology		(2,251,803)

FINANCIALS (1.7)%
Astoria Financial Corp.	180	(1,654)
Wilmington Trust Corp.	240	(2,326)
Synovus Financial Corp.	770	(2,502)
Franklin Resources, Inc.	60	(3,232)
Colonial BancGroup, Inc.	3,780	(3,402)
Apartment Investment & Management Co. — Class A	940	(5,151)
Kimco Realty Corp.	820	(6,248)
Lincoln National Corp.	1,050	(7,025)
Jones Lang LaSalle, Inc.	320	(7,443)
Prudential Financial, Inc.	490	(9,320)
CNA Financial Corp.	1,020	(9,343)
SLM Corp.*	1,900	(9,405)
HRPT Properties Trust	2,980	(9,506)
NYSE Euronext	580	(10,382)
Unitrin, Inc.	800	(11,184)
Hospitality Properties Trust	940	(11,280)
Duke Realty Corp.	2,060	(11,330)
Brandywine Realty Trust	4,030	(11,486)
AMB Property Corp.	840	(12,096)
East West Bancorp, Inc.	2,880	(13,162)
Host Hotels & Resorts, Inc.	3,370	(13,210)
Jefferies Group, Inc.	1,010	(13,938)
JPMorgan Chase & Co.	530	(14,087)
Janus Capital Group, Inc.	2,160	(14,364)
Assurant, Inc.	690	(15,028)
Goldman Sachs Group, Inc.	150	(15,903)
Principal Financial Group, Inc.	1,950	(15,951)
CIT Group, Inc.	5,750	(16,388)
CB Richard Ellis Group, Inc. — Class A*	4,120	(16,604)
ProLogis	2,570	(16,705)
Waddell & Reed Financial, Inc. — Class A	970	(17,528)
CapitalSource, Inc.	14,800	(18,056)
MGIC Investment Corp.	12,830	(18,219)

See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	45

SCHEDULE OF INVESTMENTS (concluded)
March 31, 2009
     ABSOLUTE RETURN STRATEGIES FUND

		MARKET
	SHARES	VALUE

Genworth Financial, Inc. — Class A	9,640	$(18,316)
BRE Properties, Inc.	940	(18,452)
Popular, Inc.	8,520	(18,574)
E*Trade Financial Corp.*	14,530	(18,598)
Whitney Holding Corp.	1,630	(18,664)
SL Green Realty Corp.	1,730	(18,684)
American Capital Ltd.	10,000	(18,700)
Zions Bancorporation	1,930	(18,972)
Forest City Enterprises, Inc. — Class A	5,280	(19,008)
Webster Financial Corp.	4,530	(19,253)
Protective Life Corp.	3,670	(19,268)
MBIA, Inc.*	4,310	(19,740)
Hartford Financial Services Group, Inc.	2,560	(20,096)
Huntington Bancshares, Inc.	12,260	(20,352)
American Express Co.	1,500	(20,445)
Moody’s Corp.	900	(20,628)
Developers Diversified Realty Corp.	10,030	(21,364)
American International Group, Inc.	21,700	(21,700)
CBL & Associates Properties, Inc.	9,250	(21,830)
General Growth Properties, Inc.	31,320	(22,237)
First Horizon National Corp.	2,091	(22,453)
Affiliated Managers Group, Inc.*	540	(22,523)
Legg Mason, Inc.	1,470	(23,373)
Morgan Stanley	1,080	(24,592)
Allied Capital Corp.	15,660	(24,899)
Fifth Third Bancorp	9,500	(27,740)
Marshall & Ilsley Corp.	5,400	(30,402)
Conseco, Inc.*	33,260	(30,599)
MF Global Ltd.*	7,280	(30,794)
Regions Financial Corp.	7,340	(31,268)
iStar Financial, Inc.	11,440	(32,146)
KeyCorp	4,600	(36,202)
Bank of America Corp.	5,570	(37,987)
Student Loan Corp.	880	(38,227)
GLG Partners, Inc.	14,740	(41,862)
Capital One Financial Corp.	3,870	(47,369)
XL Capital	9,140	(49,904)
SunTrust Banks, Inc.	5,690	(66,801)
Comerica, Inc.	4,470	(81,846)

		MARKET
	SHARES	VALUE

TD Ameritrade Holding Corp.*	16,300	$(225,103)
M&T Bank Corp.	13,230	(598,525)

Total Financials		(2,282,954)

Total Common Stocks Sold Short
(Proceeds $16,654,273)		(16,362,154)

Other Assets in Excess of Liabilities – 27.5%		$37,707,746

Net Assets – 100.0%		$137,013,172

		Unrealized
	CONTRACTS	GAIN (LOSS)

FUTURES CONTRACTS PURCHASED
June 2009 S&P MidCap 400 Index Mini Futures Contracts (Aggregate Market Value of Contracts $6,797,000)	140	$786,441
June 2009 Nikkei-225 Stock Average Index Futures Contracts (Aggregate Market Value of Contracts $1,929,700)	46	309,907
June 2009 Russell 2000 Index Mini Futures Contracts (Aggregate Market Value of Contracts $6,782,940)	162	146,914
June 2009 Dow Jones STOXX 50 Futures Contracts (Aggregate Market Value of Contracts $2,611,382)	111	72,178

(Total Aggregate Market Value of Contracts $18,121,022)		$1,315,440

CURRENCY FUTURES CONTRACTS SOLD SHORT
June 2009 U.S. Dollar Index Futures Contracts (Aggregate Market Value of Contracts $4,808,160)	56	$156,567

FUTURES CONTRACTS SOLD SHORT
June 2009 S&P 500 Index Futures Mini Contracts (Aggregate Market Value of Contracts $6,407,100)	162	$(59,165)

*	Non-Income Producing Security.

†	Repurchase Agreements — See Note 6.

§	All or a portion of this security is pledged as short security collateral at March 31, 2009.

ADR — American Depository Receipt.

REIT — Real Estate Investment Trust.
46	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
March 31, 2009
     ALTERNATIVE STRATEGIES ALLOCATION FUND

		MARKET
	SHARES	VALUE

CURRENCY EXCHANGE TRADED FUND 14.4%
PowerShares DB G10 Currency Harvest Fund*	224,940	$4,615,769

Total Currency Exchange Traded Fund (Cost $5,794,177)		4,615,769

MUTUAL FUNDS†† 79.8%
Rydex Series Funds - Managed Futures Strategy Fund	375,641	10,127,273
Rydex Series Funds - Absolute Return Strategies Fund	345,922	6,904,611
Rydex Series Funds - Global Market Neutral Fund*	236,687	5,907,708
Rydex Series Funds -
Commodities Strategy Fund	102,520	1,359,409
Rydex Series Funds - Real Estate Fund	102,502	1,315,100

Total Mutual Funds (Cost $26,634,841)		25,614,101

	FACE
	AMOUNT

REPURCHASE AGREEMENT† 5.9%
Credit Suisse Group issued 03/31/09 at 0.15% due 04/01/09	$1,881,654	1,881,654

Total Repurchase Agreement (Cost $1,881,654)		1,881,654

Total Investments 100.1% (Cost $34,310,672)		$32,111,524

Liabilities in Excess of Other Assets – (0.1)%		$(17,241)

Net Assets – 100.0%		$32,094,283

*	Non-Income Producing Security.

†	Repurchase Agreements — See Note 6.

††	A-Class shares of Affiliated Funds
See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	47

SCHEDULE OF INVESTMENTS
March 31, 2009
     COMMODITIES STRATEGY FUND

		MARKET
	SHARES	VALUE

EXCHANGE TRADED FUND 20.7%
iShares S&P GSCI Commodity Indexed Trust*	508,347	$12,800,177

Total Exchange Traded Fund (Cost $13,258,895)		12,800,177

	FACE
	AMOUNT

STRUCTURED NOTES†† 27.0%
Credit Suisse Group, S&P GSCI Total Return Linked Notes at 1.00% due 02/24/10	$9,550,100	10,387,021
Swedish Export Credit Corp., S&P GSCI Total Return Linked Notes at 0.98% due 03/11/10	2,625,000	3,712,560
Swedish Export Credit Corp., S&P GSCI Total Return Linked Notes at 0.96% due 04/06/10	3,000,000	2,626,701

Total Structured Notes (Cost $15,175,100)		16,726,282

REPURCHASE AGREEMENT† 51.5%
Credit Suisse Group issued 03/31/09 at 0.15% due 04/01/09	31,837,916	31,837,916

Total Repurchase Agreement (Cost $31,837,916)		31,837,916

Total Investments 99.2% (Cost $60,271,911)		$61,364,375

Other Assets in Excess of Liabilities – 0.8%		$517,812

Net Assets – 100.0%		$61,882,187

*	Non-Income Producing Security.

†	Repurchase Agreements — See Note 6.

††	Structured Notes are leveraged, providing an exposure to the underlying benchmark greater than the face amount. The total exposure to the S&P GSCI Total Return Index is $47,058,964 as of March 31, 2009 — See Note 2.
48	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
March 31, 2009
     GLOBAL MARKET NEUTRAL FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 96.7%

INFORMATION TECHNOLOGY 17.9%
ASM Pacific Technology Ltd.	47,000	$164,637
Mimasu Semiconductor	14,700	159,208
Western Digital Corp.*	7,800	150,852
Sohu.com, Inc.*	3,200	132,192
Apple, Inc.*	1,200	126,144
Nippon Electric Glass	16,000	110,891
Wacom Co., Ltd.	100	104,264
Wincor Nixdorf AG*	2,200	99,690
Broadridge Financial Solutions, Inc.	5,100	94,911
Accenture Ltd. — Class A	3,400	93,466
MEMC Electronic Materials, Inc.*	5,600	92,344
Shanda Interactive Entertainment Ltd.*	2,100	83,013
Synaptics, Inc.*	3,100	82,956
Hittite Microwave Corp.*	2,500	78,000
Perfect World Company Ltd. — SP ADR*	5,500	77,275
ADTRAN, Inc.	4,700	76,187
Vtech Holdings Ltd.	19,000	73,542
Symantec Corp.*	4,700	70,218
Syntel, Inc.	3,300	67,914
Nohmi Bosai Ltd.	9,000	67,195
Sigma Designs, Inc.*	5,400	67,176
Starent Networks Corp.*	4,200	66,402
Quest Software, Inc.*	5,100	64,668
Research In Motion Ltd.*	1,500	64,605
ACI Worldwide, Inc.*	3,200	60,000
Open Text Corp.*	1,700	58,743
F5 Networks, Inc.*	2,700	56,565
CSG Systems International, Inc.*	3,900	55,692
j2 Global Communications, Inc.*	2,300	50,347
Sybase, Inc.*	1,500	45,435
InterDigital, Inc.*	1,700	43,894

Total Information Technology		2,638,426

INDUSTRIALS 16.1%
Demag Cranes AG*	11,800	205,354
Macquarie Airports	113,071	142,690
Wartsila Oyj*	6,598	139,279
Maire Technimont*	67,338	138,925
Aeon Delight Company Ltd.	8,500	106,314
HNI Corp.	9,600	99,840
Diana Shipping	8,300	97,857
EnPro Industries, Inc.*	5,700	97,470
Smit Internationale*	1,700	97,043
Ceradyne, Inc.*	5,200	94,276
DynCorp International, Inc. — Class A*	6,900	91,977
GT Solar International, Inc.*	13,700	90,968
Trinity Industries, Inc.	9,700	88,658
Sasebo Heavy Industries Company, Ltd.	47,000	85,947

		MARKET
	SHARES	VALUE

Sankyu Inc.	32,000	$84,057
West Jet Airlines*	8,500	79,412
Central Glass Company, Ltd.	26,000	76,965
Regus PLC	69,200	72,978
Shinwa Kaiun	31,000	68,590
Gardner Denver, Inc.*	2,900	63,046
Nissin Electric Co. Ltd.	19,000	58,931
Kansas City Southern*	4,200	53,382
Clean Harbors, Inc.*	1,100	52,800
Aica Kogyo Co	6,000	52,010
Taikisha Ltd.	4,800	50,871
EnerSys*	3,700	44,844
Kitz Corp	14,000	42,291

Total Industrials		2,376,775

FINANCIALS 15.0%
AFLAC, Inc.	15,700	303,952
AMB Property Corp.	10,400	149,760
Gecina*	3,483	133,629
KBC Ancora SCA*	16,409	132,973
Redwood Trust, Inc.	8,400	128,940
Stancorp Financial Group, Inc.	5,600	127,568
Unitrin, Inc.	9,000	125,820
Cash America International, Inc.	7,600	119,016
Principal Financial Group, Inc.	13,700	112,066
Catlin Group Ltd.	24,200	108,682
Citycon Oyj*	45,500	88,250
Fuyo General Lease Company Ltd.	6,400	79,725
Ezcorp, Inc. — Class A*	6,500	75,205
Crawford & Co. — Class B*	11,000	73,920
IBJ Leasing Co	6,100	66,990
Amtrust Financial Services, Inc.	6,900	65,895
First Bancorp Puerto Rico	15,100	64,326
Hartford Financial Services Group, Inc.	7,200	56,520
Macerich Co.	9,000	56,340
MBIA, Inc.*	11,000	50,380
Monex Group Inc.	208	49,699
Keiyo Bank Ltd.	11,000	44,231

Total Financials		2,213,887

ENERGY 11.5%
Foundation Coal Holdings, Inc.	12,500	179,375
Worleyparsons	10,800	135,164
General Maritime Corp.*	19,000	133,000
Sunoco, Inc.	4,300	113,864
Consol Energy, Inc.	4,300	108,532
Nippon Mining Holdings	25,500	100,475
Western Refining, Inc.	8,300	99,102
Ship Finance International Ltd.	14,300	93,808
Massey Energy Co.	9,200	93,104
World Fuel Services Corp.	2,600	82,238
Valero Energy Corp.	4,500	80,550
Tesoro Corp.	5,400	72,738
Delek U.S. Holdings, Inc.	7,000	72,520
Global Industries, Ltd.*	17,800	68,352

See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	49

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
     GLOBAL MARKET NEUTRAL FUND

		MARKET
	SHARES	VALUE

Alon USA Energy, Inc.	4,500	$61,650
Calumet Specialty Products Partners LP	5,200	56,680
Alpha Natural Resources, Inc.*	3,000	53,250
Holly Corp.	2,400	50,880
Arch Coal, Inc.	3,100	41,447

Total Energy		1,696,729

CONSUMER DISCRETIONARY 9.5%
Jarden Corp.*	13,300	168,511
Signet Jewelers Ltd.	12,991	150,423
David Jones Ltd.	65,263	127,055
Thomas Cook Group PLC	29,228	100,439
T-Gaia Corp.	88	92,819
Astra International	73,900	91,254
Pre-Paid Legal Services, Inc.*	3,000	87,090
Daihatsu Motor	10,000	77,693
Big Lots, Inc.*	3,700	76,886
Cracker Barrel Old Country Store, Inc.	2,500	71,600
Nissan Shatai	12,000	68,862
Gannett Co., Inc.	29,100	64,020
Systemax, Inc.*	4,600	59,432
Tempur-Pedic International, Inc.	8,100	59,130
Geo Corp	100	57,385
NutriSystem, Inc.	3,600	51,372

Total Consumer Discretionary		1,403,971

CONSUMER STAPLES 8.6%
Spartan Stores, Inc.	9,300	143,313
Cal-Maine Foods, Inc.	5,600	125,384
Nash Finch Co.	4,400	123,596
Pantry, Inc.*	6,700	117,987
Tsuruha Holdings	4,300	108,391
SUPERVALU, INC.	6,600	94,248
Empire Company Ltd. — Class A	2,100	88,270
J-Oil Mills Inc.	32,000	85,027
Herbalife Ltd.	5,300	79,394
Dorel Industries, Inc. - Class B	4,900	74,497
Cawachi Ltd.	4,700	71,416
Toyo Suisan Kaisha Ltd.	3,000	61,376
Boston Beer Company, Inc. — Class A*	2,600	54,236
Maruetsu Inc.*	12,000	49,101

Total Consumer Staples		1,276,236

HEALTH CARE 8.0%
LHC Group, Inc.*	7,200	160,416
Fortis Group*	73,342	134,749
Emergency Medical Services Corp. — Class A*	4,200	131,838
Kindred Healthcare, Inc.*	8,800	131,560
Centene Corp.*	5,600	100,912
Bruker BioSciences Corp.*	14,000	86,240
PDL BioPharma, Inc.	10,500	74,340
Martek Biosciences Corp.	3,500	63,875

		MARKET
	SHARES	VALUE

Viropharma, Inc.*	12,100	$63,525
Laboratorios Almirall SA*	7,100	61,497
Sepracor, Inc.*	4,100	60,106
Chemed Corp.	1,400	54,460
Osiris Therapeutics, Inc.*	3,900	53,820

Total Health Care		1,177,338

MATERIALS 5.6%
Cliffs Natural Resources Inc	10,400	188,864
Owens-Illinois, Inc.*	13,000	187,720
Boliden AB*	33,400	172,288
Rock-Tenn Co. — Class A	3,000	81,150
Sino-Forest Corp.*	11,500	80,169
Pactiv Corp.*	5,100	74,409
Commercial Metals Co.	3,900	45,045
Mvelaphanda Resources Ltd.*	300	918

Total Materials		830,563

TELECOMMUNICATION SERVICES 3.1%
Tandberg ASA*	10,800	159,273
Kddi Corp.	31	144,696
Informa PLC	21,900	82,327
Global Crossing*	10,300	72,100

Total Telecommunication Services		458,396

UTILITIES 1.4%
NRG Energy, Inc.*	7,400	130,240
Mirant Corp.*	7,100	80,940

Total Utilities		211,180

Total Common Stocks
(Cost $14,299,601)		14,283,501

PREFERRED STOCK 0.3%

CONSUMER DISCRETIONARY 0.3%
Hugo Boss*	3,587	52,417

Total Consumer Discretionary		52,417

Total Preferred Stock
(Cost $52,384)		52,417

	FACE
	AMOUNT

REPURCHASE AGREEMENTS† 93.7%
Credit Suisse Group issued 03/31/09 at 0.15% due 04/01/09	$9,923,816	9,923,816
Mizuho Financial Group, Inc. issued 03/31/09 at 0.16% due 04/01/09	3,660,641	3,660,641
Morgan Stanley issued 03/31/09 at 0.05% due 04/01/09	251,829	251,829

Total Repurchase Agreements
(Cost $13,836,286)		13,836,286

50	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
     GLOBAL MARKET NEUTRAL FUND

		MARKET
	SHARES	VALUE

Total Long Securities 190.7%
(Cost $28,188,271)		$28,172,204

COMMON STOCKS SOLD SHORT (88.0)%

CONSUMER STAPLES (1.9)%
Yakult Honsha Company, Ltd.	5,700	(101,008)
Tootsie Roll Industries, Inc.	8,400	(182,448)

Total Consumer Staples		(283,456)

TELECOMMUNICATION SERVICES (4.2)%
Cbeyond, Inc.*	2,000	(37,660)
TW Telecom*	7,100	(62,125)
Freenet AG*	12,700	(79,127)
MetroPCS Communications, Inc.*	6,900	(117,852)
SBA Communications Corp. — Class A*	5,500	(128,150)
Crown Castle International Corp.*	9,400	(191,854)

Total Telecommunication Services		(616,768)

UTILITIES (4.8)%
Reliant Energy, Inc.*	13,100	(41,789)
Dynegy, Inc. — Class A*	58,000	(81,780)
EDF Energies Nouvelles SA*	4,100	(154,523)
Ormat Technologies, Inc.	7,300	(200,458)
EQT Corp.	7,200	(225,576)

Total Utilities		(704,126)

ENERGY (7.8)%
Paladin Energy Ltd.*	26,994	(63,813)
Dno International ASA*	91,000	(79,898)
CNX Gas Corp.*	4,000	(94,840)
Lundin Petroleum AB*	17,600	(95,712)
Comstock Resources, Inc.*	3,300	(98,340)
Ultra Petroleum Corp.*	2,900	(104,081)
PetroHawk Energy Corp.*	5,500	(105,765)
Petrobank Energy*	5,700	(106,008)
SOCO International PLC*	6,700	(113,437)
Range Resources Corp.	3,100	(127,596)
Venture Production	14,000	(160,499)

Total Energy		(1,149,989)

HEALTH CARE (8.8)%
Regeneron Pharmaceuticals, Inc.*	2,600	(36,036)
Amylin Pharmaceuticals, Inc.*	3,300	(38,775)
Medarex, Inc.*	7,800	(40,014)
XenoPort, Inc.*	2,700	(52,272)
Tenet Healthcare Corp.*	56,600	(65,656)
United Therapeutics Corp.*	1,200	(79,308)
Grupo Ferrovial SA*	4,114	(87,772)
Perrigo Co.	3,700	(91,871)
Intuitive Surgical, Inc.*	1,000	(95,360)
Olympus Corp.*	6,000	(95,777)

		MARKET
	SHARES	VALUE

Basilea Pharmaceutica AG*	1,693	$(105,599)
Align Technology, Inc.*	14,400	(114,192)
BioMarin Pharmaceuticals, Inc.*	9,500	(117,325)
Intercell AG*	4,164	(128,336)
Eclipsys Corp.*	15,000	(152,100)

Total Health Care		(1,300,393)

MATERIALS (9.1)%
Anglo Platinum	10	(502)
Vulcan Materials Co.	1,000	(44,290)
Kinross Gold Corp.*	2,900	(52,692)
Pan American Silver Corp.*	3,500	(61,817)
James Hardie Industries NV	22,236	(63,543)
Alumina Ltd. — SP ADR	19,500	(72,345)
Hochschild Mining PLC	27,700	(84,656)
Agnico-Eagle Mines	1,500	(86,212)
Rhodia SA*	23,853	(87,490)
Nucor Corp.	2,400	(91,608)
Wacker Chemie AG*	1,339	(111,229)
Weyerhaeuser Co.	4,100	(113,037)
Zeon Corp	50,000	(133,865)
Silver Standard Resources*	9,500	(154,604)
Texas Industries, Inc.	7,200	(180,000)

Total Materials		(1,337,890)

FINANCIALS (12.1)%
State Street Corp.	1,200	(36,936)
IntercontinentalExchange, Inc.*	600	(44,682)
Orix Corporation*	1,900	(60,851)
Umpqua Holdings Corp.	7,600	(68,856)
Whitney Holding Corp.	7,200	(82,440)
AmeriCredit Corp.*	14,300	(83,798)
Cousins Properties, Inc.	13,500	(86,940)
KeyCorp	12,100	(95,227)
Wells Fargo & Co.	6,900	(98,256)
Nanto Bank Ltd.	19,000	(103,273)
Comerica, Inc.	5,800	(106,198)
IVG Immobilien AG*	19,296	(116,378)
Nomura Holdings Inc	24,100	(120,524)
St Joe Co.*	7,400	(123,876)
China Life Insurance Co.	38,000	(126,002)
Credit Saison Company Ltd.	13,400	(129,289)
Acom Company Ltd.	4,970	(139,590)
Musashino Bank Ltd.	5,500	(168,923)

Total Financials		(1,792,039)

INFORMATION TECHNOLOGY (12.4)%
Baidu/China, Inc. — SP ADR*	200	(35,320)
SanDisk Corp.*	3,600	(45,540)
Cogent, Inc.*	4,200	(49,980)
Omniture, Inc.*	4,300	(56,717)
NVIDIA Corp.*	6,100	(60,146)
Autodesk, Inc.*	3,600	(60,516)
Alps Elec Co	18,000	(61,285)
Ansys, Inc.*	3,000	(75,300)

See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	51

SCHEDULE OF INVESTMENTS (concluded)
March 31, 2009
     GLOBAL MARKET NEUTRAL FUND

		MARKET
	SHARES	VALUE

Yahoo!, Inc.*	6,000	$(76,860)
Palm, Inc.*	10,426	(89,872)
Ciena Corp.*	11,900	(92,582)
Broadcom Corp. — Class A*	4,900	(97,902)
Rambus, Inc.*	11,000	(104,060)
Riverbed Technology, Inc.*	8,000	(104,640)
Equinix, Inc.*	1,900	(106,685)
NeuStar, Inc.*	6,600	(110,550)
Electronic Arts, Inc.*	6,300	(114,597)
SINA Corp*	5,100	(118,575)
Rofin-Sinar Technologies, Inc.*	7,400	(119,288)
Intermec, Inc.*	12,000	(124,800)
National Instruments Corp.	6,900	(128,685)

Total Information Technology		(1,833,900)

INDUSTRIALS (13.2)%
First Solar, Inc.*	400	(53,080)
Chiyoda Corp.	11,000	(58,234)
Vestas Wind Systems A.S.*	1,400	(61,425)
Owens Corning, Inc.*	6,800	(61,472)
Transurban Group	19,530	(63,414)
UAL Corp.*	14,300	(64,064)
Expeditors International of Washington, Inc.	2,300	(65,067)
Forward Air Corp.	4,400	(71,412)
SunPower Corp.*	3,100	(73,718)
Covanta Holding Corp.*	5,700	(74,613)
Resources Connection, Inc.*	5,100	(76,908)
Chicago Bridge & Iron NV Co.	12,500	(78,375)
CoStar Group, Inc.*	2,900	(87,725)
Landstar System, Inc.	2,700	(90,369)
Scania AB*	11,400	(92,923)
Michael Page International	36,220	(95,494)
USG Corp.*	14,200	(108,062)
Furukawa Electric Co.*	41,000	(115,155)
Simpson Manufacturing Company, Inc.	8,300	(149,566)

		MARKET
	SHARES	VALUE

Komori Corp	25,000	$(203,324)
Nkt Holding A/S*	11,800	(204,671)

Total Industrials		(1,949,071)

CONSUMER DISCRETIONARY (13.7)%
Harman International Industries, Inc.	3,000	(40,590)
AnnTaylor Stores Corp.*	10,300	(53,560)
Tomtom NV*	12,615	(60,163)
Sotheby’s	6,700	(60,300)
Zenrin Company Ltd.	7,600	(81,083)
Bebe Stores, Inc.	13,000	(86,710)
Mohawk Industries, Inc.*	3,300	(98,571)
Borgwarner, Inc.	4,900	(99,470)
J Crew Group, Inc.*	7,600	(100,168)
NGK Spark Plug Company Ltd.	12,000	(100,990)
Gymboree Corp.*	5,300	(113,155)
Goodyear Tire & Rubber Co.*	20,300	(127,078)
Focus Media Holding Ltd. — SP ADR*	20,200	(137,360)
Las Vegas Sands Corp.*	51,400	(154,714)
Wendy’s/Arby’s Group, Inc.*	31,800	(159,954)
Oil Search, Ltd.	44,100	(161,284)
Gentex Corp.	17,500	(174,300)
Saks, Inc.*	118,000	(220,660)

Total Consumer Discretionary		(2,030,110)

Total Common Stocks Sold Short
(Proceeds $12,990,137)		(12,997,742)

Liabilities in Excess of
Other Assets – (2.7)%		$(400,266)

Net Assets – 100.0%		$14,774,196

The pie chart above reflects percentages of the market value of Long Stocks.
The pie chart above reflects percentages of the market value of Short Stocks.

*	Non-Income Producing Security.

†	Repurchase Agreements — See Note 6.

ADR — American Depository Receipt.
52	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
March 31, 2009
     HEDGED EQUITY FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 24.2%

INFORMATION TECHNOLOGY 4.4%
Atmel Corp.*§	24,770	$89,915
SAIC, Inc.*§	3,860	72,066
BMC Software, Inc.*§	1,760	58,080
EMC Corp*§	4,370	49,818
Altera Corp.§	2,690	47,209
Sohu.com, Inc.*§	1,130	46,680
Oracle Corp.	2,150	38,851
Global Payments, Inc.§	1,110	37,085
Flir Systems, Inc.*§	1,790	36,659
F5 Networks, Inc.*§	1,670	34,987
Affiliated Computer Services, Inc. — Class A*§	700	33,523
Qualcomm, Inc.§	840	32,684
Compuware Corp.*§	4,590	30,248
MasterCard, Inc.§	170	28,472
Xilinx, Inc.§	1,460	27,974
Linear Technology Corp.§	1,210	27,806
Red Hat, Inc.*§	1,330	23,727
Broadcom Corp. — Class A*	1,170	23,377
Apple Computer, Inc.*§	220	23,126
Automatic Data Processing, Inc.	640	22,502
International Business Machines Corp.§	220	21,316
Google, Inc. — Class A*	60	20,884
WebMD Health Corp.*§	910	20,293
QLogic Corp.*§	1,770	19,682
Dolby Laboratories, Inc. — Class A*	530	18,078
Accenture Ltd. — Class A	640	17,594
Hewitt Associates, Inc. — Class A*§	570	16,963
Intel Corp.	920	13,846
Microchip Technology, Inc.§	600	12,714
Hewlett-Packard Co.	380	12,183
Broadridge Financial Solutions, Inc.§	640	11,910
Diebold, Inc.§	550	11,743
VeriSign, Inc.*	570	10,756
Taiwan Semiconductor
Manufacturing Company Ltd. — SP ADR	1,130	10,114
Harris Corp.§	310	8,971
ANSYS, Inc.*§	350	8,785
Cypress Semiconductor Corp.*§	1,220	8,259
CA, Inc.§	440	7,748
Baidu.com - SP ADR*	30	5,298
Metavante Technologies, Inc.*§	240	4,790
ASML Holding NV	240	4,202
Equinix, Inc.*	70	3,931
Analog Devices, Inc.	180	3,469

		MARKET
	SHARES	VALUE

IAC/InterActiveCorp*	210	$3,198
Western Digital Corp.*§	150	2,901
VistaPrint Ltd.*	100	2,749
Digital River, Inc.*	90	2,684
NeuStar, Inc.*§	150	2,513
Omniture, Inc.*	190	2,506
j2 Global Communications, Inc.*	110	2,408
Ariba, Inc.*	230	2,008
Yahoo!, Inc.*	120	1,537
Akamai Technologies, Inc.*	70	1,358
Teradata Corp.*	70	1,135
MoneyGram International, Inc.*	690	814
Total System Services, Inc.	50	691

Total Information Technology		1,084,820

FINANCIALS 4.2%
Pinnacle Financial Partners, Inc.*	10,040	238,048
Aon Corp.	1,960	80,007
Charles Schwab Corp.	4,110	63,705
Annaly Capital Management, Inc.	4,470	61,999
Plum Creek Timber Company, Inc. (REIT)	2,110	61,338
Allied World Assurance Company Holdings, Ltd	1,350	51,340
People’s United Financial, Inc.	2,750	49,417
Blackrock, Inc.	250	32,510
Cullen/Frost Bankers, Inc.	690	32,389
Capitol Federal Financial	820	31,004
HCC Insurance Holdings, Inc.	1,150	28,968
TFS Financial Corp.	2,280	27,656
Alleghany Corp.*	100	27,083
Northern Trust Corp.	430	25,723
Hudson City Bancorp, Inc.	2,180	25,484
T. Rowe Price Group, Inc.	840	24,242
Eaton Vance Corp.	850	19,423
Federated Investors, Inc. — Class B	860	19,144
Digital Realty Trust, Inc.	550	18,249
Brown & Brown, Inc.	950	17,965
Fidelity National Financial, Inc. — Class A	750	14,633
Unum Group	1,030	12,875
IntercontinentalExchange, Inc.*	110	8,192
Chubb Corp.	190	8,041
Nasdaq Stock Market, Inc.*	290	5,678
W.R. Berkley Corp.	220	4,961
Investment Technology Group, Inc.*	190	4,849
Arch Capital Group Ltd.*	80	4,309
The St. Joe Co.*	200	3,348
BancorpSouth, Inc.	160	3,334
First Marblehead Corp.*	1,540	1,987
Credit Suisse Group AG — SP ADR	60	1,829

See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	53

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
     HEDGED EQUITY FUND

		MARKET
	SHARES	VALUE

Bank of New York Mellon Corp.	60	$1,695
Ambac Financial Group, Inc.	2,150	1,677
UBS AG — SP ADR*	160	1,509
State Street Corp.	40	1,231
Invesco Ltd.	50	693
Ameriprise Financial, Inc.	30	615
The PMI Group, Inc.	870	539

Total Financials		1,017,689

CONSUMER DISCRETIONARY 3.1%
Amazon.com, Inc.*§	1,220	89,597
DeVry, Inc.§	1,170	56,371
McDonald’s Corp.§	940	51,296
TJX Companies, Inc.§	1,420	36,409
AutoZone, Inc.*§	220	35,776
Burger King Holdings, Inc.§	1,520	34,884
Foot Locker, Inc.§	2,730	28,610
Panera Bread Co. — Class A*§	470	26,273
ITT Educational Services, Inc.*§	200	24,284
Apollo Group, Inc. — Class A*§	310	24,282
Ross Stores, Inc.§	660	23,681
Priceline.com, Inc.*§	300	23,634
Strayer Education, Inc.	110	19,786
Big Lots, Inc.*§	940	19,533
Hasbro, Inc.§	760	19,053
GameStop Corp. — Class A*§	570	15,971
Expedia, Inc.*§	1,540	13,983
Netflix, Inc.*§	320	13,734
H&R Block, Inc.	700	12,733
Dollar Tree, Inc.*§	270	12,028
Darden Restaurants, Inc.§	320	10,963
Family Dollar Stores, Inc.§	290	9,677
Yum! Brands, Inc.	350	9,618
Discovery Communications, Inc. — Class A*§	580	9,292
Nike, Inc. — Class B	180	8,440
Career Education Corp.*	300	7,188
Advance Auto Parts, Inc.	170	6,984
American Public Education, Inc.*	160	6,730
Blue Nile, Inc.*§	200	6,030
Hillenbrand, Inc.§	360	5,764
Weight Watchers International, Inc.§	300	5,565
NutriSystem, Inc.§	380	5,423
PetMed Express, Inc.*§	320	5,274
Petsmart, Inc.§	250	5,240
Guess?, Inc.§	220	4,638
HSN, Inc.*§	890	4,575
NVR, Inc.*	10	4,277
Sotheby’s§	470	4,230
Service Corporation International§	1,200	4,188
Shutterfly, Inc.*	440	4,123
Matthews International Corp. — Class A§	140	4,033
BorgWarner, Inc.§	190	3,857

		MARKET
	SHARES	VALUE

Overstock.com, Inc.*§	400	$3,660
Ticketmaster Entertainment, Inc.*	980	3,616
Stamps.com, Inc.*§	360	3,492
K12 Inc.*§	240	3,336
Sherwin-Williams Co.§	60	3,118
Urban Outfitters, Inc.*	180	2,947
Corinthian Colleges, Inc.*§	140	2,723
Time Warner Cable, Inc.	98	2,420
Scientific Games Corp. — Class A*	190	2,301
Toll Brothers, Inc.*	120	2,179
Capella Education Co.*§	40	2,120

Total Consumer Discretionary		749,939

INDUSTRIALS 3.0%
Stericycle, Inc.*§	1,690	80,664
W.W. Grainger, Inc.§	880	61,758
Dun & Bradstreet Corp.	740	56,980
CH Robinson Worldwide, Inc.§	1,170	53,364
Burlington Northern Santa Fe Corp.§	710	42,706
Norfolk Southern Corp.§	1,160	39,150
Quanta Services, Inc.*§	1,810	38,824
Waste Management, Inc.§	1,100	28,160
Aecom Technology Corp.*	1,050	27,384
URS Corp.*§	650	26,266
Fastenal Co.	750	24,116
J.B. Hunt Transport Services, Inc.§	890	21,458
First Solar, Inc.*§	130	17,251
Copart, Inc.*§	580	17,203
Republic Services, Inc.§	920	15,778
Landstar System, Inc.	430	14,392
IHS Inc.*	340	14,001
MSC Industrial Direct Co.§	440	13,671
Union Pacific Corp.§	330	13,566
Valmont Industries, Inc.§	260	13,055
AMETEK, Inc.§	410	12,821
Lennox International, Inc.§	460	12,172
Gardner Denver, Inc.*§	540	11,740
CSX Corp.§	400	10,340
Roper Industries, Inc.	230	9,764
Flowserve Corp.§	150	8,418
Copa Holdings SA§	260	7,454
Pentair, Inc.§	340	7,368
Covanta Holding Corp.*§	510	6,676
FTI Consulting, Inc.*	130	6,432
Precision Castparts Corp.§	90	5,391
UTI Worldwide, Inc.	390	4,661
Fluor Corp.§	120	4,146
GATX Corp.§	200	4,046
Owens Corning, Inc.*§	170	1,537
Foster Wheeler AG*§	20	349

Total Industrials		733,062

54	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
     HEDGED EQUITY FUND

		MARKET
	SHARES	VALUE

HEALTH CARE 2.4%
Baxter International, Inc.§	1,470	$75,293
Techne Corp.§	960	52,522
Cephalon, Inc.*	650	44,265
Gilead Sciences, Inc.*	840	38,909
Vertex Pharmaceuticals, Inc.*§	1,220	35,051
Edwards Lifesciences Corp.*§	470	28,496
Illumina, Inc.*	650	24,206
Abraxis BioScience, Inc.*§	420	20,026
Omnicare, Inc.§	790	19,347
Mylan Laboratories, Inc.*	1,430	19,176
Medco Health Solutions, Inc.*§	440	18,190
Amgen, Inc.*	360	17,827
Express Scripts, Inc.*§	380	17,545
Thermo Fisher Scientific, Inc.*§	490	17,478
Cerner Corp.*	340	14,950
Myriad Genetics, Inc.*§	310	14,096
HLTH Corp.*	1,320	13,662
Allscripts Healthcare Solutions, Inc.	960	9,878
MedAssets, Inc.*	490	6,982
Alexion Pharmaceuticals, Inc.*§	180	6,779
athenahealth, Inc.*	270	6,510
Onyx Pharmaceuticals, Inc.*§	210	5,995
Eclipsys Corp.*	580	5,881
Celgene Corp.*	130	5,772
Phase Forward, Inc.*	450	5,756
Millipore Corp.*§	100	5,741
Biogen Idec, Inc.*§	100	5,242
Computer Programs & Systems, Inc.	140	4,658
Covance, Inc.*§	130	4,632
Bio-Rad Laboratories, Inc. — Class A*	70	4,613
Genzyme Corp.*	70	4,157
United Therapeutics Corp.*§	60	3,965
Bruker BioSciences Corp.*	640	3,942
OSI Pharmaceuticals, Inc.*	100	3,826
Omnicell, Inc.*	460	3,597
Pharmaceutical Product Development, Inc.	130	3,084
Sequenom, Inc.*	210	2,986
Luminex Corp.*	160	2,899
Dionex Corp.*	60	2,835
Covidien Ltd.	30	997
PerkinElmer, Inc.§	40	511
Warner Chilcott Ltd.*§	40	421

Total Health Care		582,698

ENERGY 1.8%
Range Resources Corp.	940	38,690
Exxon Mobil Corp.	560	38,136
Hess Corp.	570	30,894
Chevron Corp.	420	28,241
SEACOR Holdings, Inc.*	420	24,490

		MARKET
	SHARES	VALUE

FMC Technologies, Inc.*	780	$24,469
PetroHawk Energy Corp.*	1,270	24,422
Helmerich & Payne, Inc.	940	21,404
Continental Resources, Inc.*	980	20,786
Tidewater, Inc.	500	18,565
Southwestern Energy Co.*	570	16,923
Noble Energy, Inc.	280	15,086
Encore Acquisition Co.*	630	14,660
Cameron International Corp.*	650	14,254
Alpha Natural Resources, Inc.*	800	14,200
Occidental Petroleum Corp.	250	13,912
Apache Corp.	210	13,459
Dresser-Rand Group, Inc.*	510	11,271
CNX Gas Corp.*	460	10,907
EOG Resources, Inc.	170	9,309
Transocean Ltd.*§	140	8,238
Cheniere Energy, Inc.*	1,450	6,177
Sunoco, Inc.	170	4,502
Murphy Oil Corp.	100	4,477
Frontline Ltd.	210	3,652
XTO Energy, Inc.	110	3,368
Oceaneering International, Inc.*	70	2,581
Cabot Oil & Gas Corp.	100	2,357
Diamond Offshore Drilling, Inc.	20	1,257
National-Oilwell Varco, Inc.*	40	1,148
ENSCO International, Inc.	30	792
Consol Energy, Inc.	20	505
Noble Corp.	17	410

Total Energy		443,542

MATERIALS 1.8%
Monsanto Co.§	600	49,860
Sonoco Products Co.§	2,110	44,268
Valspar Corp.§	1,890	37,743
Praxair, Inc.§	540	36,337
Ball Corp.	630	27,342
Airgas, Inc.§	740	25,019
FMC Corp.§	550	23,727
Nucor Corp.§	470	17,940
Valhi, Inc.§	1,530	14,351
Scotts Miracle-Gro Co. — Class A	410	14,227
BHP Billiton Ltd. — SP ADR§	280	12,488
Crown Holdings, Inc.*§	460	10,456
Lubrizol Corp.§	300	10,203
Rio Tinto PLC — SP ADR§	70	9,384
Cia Vale do Rio Doce — SP ADR§	630	8,379
Sigma-Aldrich Corp.§	200	7,558
RPM International, Inc.§	590	7,511
Goldcorp, Inc.§	210	6,997
ArcelorMittal§	340	6,814
Barrick Gold Corp.§	200	6,484
Newmont Mining Corp.	140	6,266
Southern Copper Corp.§	330	5,749
Martin Marietta Materials, Inc.§	70	5,551

See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	55

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
     HEDGED EQUITY FUND

		MARKET
	SHARES	VALUE

AngloGold Ashanti Ltd. — SP ADR§	150	$5,514
Kinross Gold Corp.§	260	4,646
Reliance Steel & Aluminum Co.§	160	4,213
The Mosaic Co.§	100	4,198
Agnico-Eagle Mines Ltd.§	70	3,984
Louisiana-Pacific Corp.§	1,700	3,791
Gold Fields Ltd. — SP ADR§	330	3,742
PPG Industries, Inc.§	100	3,690
Schnitzer Steel Industries, Inc. — Class A§	110	3,453
Greif, Inc. — Class A§	30	999
Sealed Air Corp.§	60	828

Total Materials		433,712

CONSUMER STAPLES 1.6%
Wal-Mart Stores, Inc.§	2,330	121,393
General Mills, Inc.§	1,410	70,331
Hershey Co.	1,660	57,685
Campbell Soup Co.	1,030	28,181
Coca-Cola Co.§	510	22,414
Dean Foods Co.*	1,140	20,611
Costco Wholesale Corp.§	360	16,675
J.M. Smucker Co.§	410	15,281
CVS Corp.§	400	10,996
Church & Dwight Company, Inc.	190	9,924
Kroger Co.§	300	6,366
Sysco Corp.	270	6,156
BJ’s Wholesale Club, Inc.*§	80	2,559
Casey’s General Stores, Inc.§	80	2,133
Ruddick Corp.§	80	1,796
United Natural Foods, Inc.*§	80	1,518
Winn-Dixie Stores, Inc.*§	120	1,147

Total Consumer Staples		395,166

UTILITIES 1.5%
NSTAR§	3,200	102,016
Southern Co.§	2,600	79,612
PG&E Corp.§	1,600	61,152
Aqua America, Inc.	1,550	31,000
UGI Corp.§	1,070	25,263
Xcel Energy, Inc.	740	13,786
Dominion Resources, Inc.§	260	8,057
Public Service Enterprise Group, Inc.§	270	7,957
Sempra Energy§	150	6,936
Consolidated Edison, Inc.	170	6,734
Wisconsin Energy Corp.	110	4,529
DTE Energy Co.§	140	3,878
SCANA Corp.§	120	3,707
CenterPoint Energy, Inc.	340	3,546

Total Utilities		358,173

		MARKET
	SHARES	VALUE

TELECOMMUNICATION SERVICES 0.4%
Verizon Communications, Inc.§	1,880	$56,776
MetroPCS Communications, Inc.*§	2,140	36,551
SBA Communications Corp.*	810	18,873
Total Telecommunication Services		112,200

Total Common Stocks
(Cost $5,795,589)		5,911,001

EXCHANGE TRADED FUNDS 7.2%
iShares MSCI Emerging Markets Index Fund§	39,040	968,582
Eaton Vance Tax-Managed Buy-Write Income Fund§	8,980	102,103
Nuveen Equity Premium Opportunity Fund§	9,970	101,196
Eaton Vance Tax-Managed Buy-Write Opportunities Fund§	9,580	101,069
Nuveen Core Equity Alpha Fund§	12,020	100,487
First Trust Enhanced Equity Income Fund, Inc.§	12,770	99,861
Nuveen Equity Premium and Growth Fund§	10,360	99,456
Liberty All Star Equity Fund§	32,960	96,573
Vanguard Emerging Markets ETF§	3,590	84,724

Total Exchange Traded Funds
(Cost $1,871,356)		1,754,051

	FACE
	AMOUNT
REPURCHASE AGREEMENTS† 47.6%
Credit Suisse Group issued 03/31/09 at 0.15% due 04/01/09	$8,325,151	8,325,151
Mizuho Financial Group, Inc. issued 03/31/09 at 0.16% due 04/01/09	3,070,935	3,070,935
Morgan Stanley issued 03/31/09 at 0.05% due 04/01/09	211,260	211,260

Total Repurchase Agreements
(Cost $11,607,346)		11,607,346

Total Long Securities 79.0%
(Cost $19,274,291)		$19,272,398

56	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
     HEDGED EQUITY FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS SOLD SHORT (18.3)%

TELECOMMUNICATION SERVICES (0.2)%
Qwest Communications International, Inc	160	$(547)
Crown Castle International Corp.*	290	(5,919)
Level 3 Communications, Inc.*	14,690	(13,515)
NII Holdings, Inc.*	1,300	(19,500)
Sprint Nextel Corp.*	5,690	(20,313)

Total Telecommunication Services		(59,794)

MATERIALS (0.8)%
Chemtura Corp.	12,270	(583)
Eastman Chemical Co.	70	(1,876)
Temple-Inland, Inc.	780	(4,189)
Cabot Corp.	440	(4,624)
United States Steel Corp.	230	(4,860)
Freeport-McMoRan Copper & Gold, Inc.	140	(5,335)
Carpenter Technology Corp.	430	(6,072)
Alcoa, Inc.	830	(6,092)
Century Aluminum Co.*	3,020	(6,372)
Celanese Corp.	480	(6,418)
AK Steel Holding Corp.	920	(6,550)
Titanium Metals Corp.	1,370	(7,494)
Dow Chemical Co.	1,020	(8,599)
Ashland, Inc.	840	(8,677)
International Paper Co.	1,240	(8,730)
Cytec Industries, Inc.	620	(9,312)
Eagle Materials, Inc.	500	(12,125)
Pactiv Corp.*	2,210	(32,244)
Westlake Chemical Corp.	3,910	(57,203)

Total Materials		(197,355)

ENERGY (1.3)%
Noble Corp.	17	(410)
Massey Energy Co.	60	(607)
El Paso Corp.	200	(1,250)
Patterson-UTI Energy, Inc.	270	(2,419)
Smith International, Inc.	130	(2,792)
Mariner Energy, Inc.*	420	(3,255)
Arch Coal, Inc.	320	(4,278)
UNIT CORP*	220	(4,602)
Weatherford International Ltd.*	420	(4,649)
Holly Corp.	250	(5,300)
Foundation Coal Holdings, Inc.	400	(5,740)
Patriot Coal Corp.*	1,750	(6,492)
Hercules Offshore, Inc.*	4,390	(6,936)
Nabors Industries Ltd.*	840	(8,392)
Newfield Exploration Co.*	370	(8,399)
Forest Oil Corp.*	670	(8,811)
Key Energy Services, Inc.*	3,100	(8,928)
Helix Energy Solutions Group, Inc.*	1,810	(9,303)
Pioneer Natural Resources Co.	570	(9,388)
Quicksilver Resources, Inc.*	1,700	(9,418)

		MARKET
	SHARES	VALUE

BJ Services Co.	960	$(9,552)
Tetra Technologies, Inc.*	2,980	(9,685)
SandRidge Energy, Inc.*	1,510	(9,951)
W&T Offshore, Inc.	1,630	(10,025)
Tesoro Corp.	800	(10,776)
Exterran Holdings, Inc.*	680	(10,894)
Valero Energy Corp.	620	(11,098)
Williams Cos., Inc.	1,000	(11,380)
Rowan Companies, Inc.	1,000	(11,970)
Global Industries, Ltd.*	3,250	(12,480)
Teekay Corp.	1,040	(14,799)
Frontier Oil Corp.	1,230	(15,732)
Baker Hughes, Inc.	830	(23,697)
Denbury Resources, Inc.*	3,880	(57,657)

Total Energy		(331,065)

CONSUMER DISCRETIONARY (1.8)%
Harte-Hanks, Inc.	180	(963)
CarMax, Inc.*	150	(1,866)
Coldwater Creek, Inc.*	850	(2,133)
Lowe’s Companies, Inc.	120	(2,190)
KB Home	170	(2,241)
Jarden Corp.*	180	(2,281)
JC Penney Co., Inc.	120	(2,408)
Liberty Media Corp. - Interactive*	860	(2,494)
DR Horton, Inc.	290	(2,813)
Hanesbrands*	320	(3,062)
Centex Corp.	410	(3,075)
Ryland Group, Inc.	210	(3,499)
Sears Holding Corp.*	80	(3,657)
Lamar Advertising Co. — Class A*	390	(3,802)
Warner Music Group Corp.*	1,670	(3,924)
Jones Apparel Group, Inc.	960	(4,051)
Federal-Mogul Corp.*	650	(4,342)
Harley-Davidson, Inc.	340	(4,553)
Starwood Hotels & Resorts Worldwide, Inc.	380	(4,826)
New York Times Co. — Class A	1,100	(4,972)
Lennar Corp. — Class A	680	(5,107)
WABCO Holdings, Inc.	450	(5,540)
DISH Network Corp. — Class A*	530	(5,888)
Whirlpool Corp.	200	(5,918)
Saks, Inc.*	3,180	(5,947)
Virgin Media, Inc.	1,250	(6,000)
Newell Rubbermaid, Inc.	980	(6,252)
TRW Automotive Holdings Corp.*	2,020	(6,504)
Chico’s FAS, Inc.*	1,240	(6,659)
OfficeMax, Inc.	2,140	(6,677)
CBS Corp.	1,740	(6,682)
News Corp. - Class A	1,020	(6,752)
E.W. Scripps Co. — Class A	5,020	(6,777)
CTC Media, Inc.*	1,610	(7,342)
Office Depot, Inc.*	5,630	(7,375)
Liz Claiborne, Inc.	3,000	(7,410)
Wyndham Worldwide Corp.	1,810	(7,602)

See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	57

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
     HEDGED EQUITY FUND

		MARKET
	SHARES	VALUE

Las Vegas Sands Corp.*	2,570	$(7,736)
Central European Media Enterprises Ltd. — Class A*	690	(7,907)
International Game Technology	860	(7,929)
Gannett Co., Inc.	3,780	(8,316)
Orient-Express Hotels Ltd. — Class A	2,050	(8,405)
Penn National Gaming Inc.*	360	(8,694)
Goodyear Tire & Rubber Co.*	1,390	(8,701)
Eastman Kodak Co.	2,320	(8,816)
AnnTaylor Stores Corp.*	1,780	(9,256)
Harman International Industries, Inc.	700	(9,471)
Royal Caribbean Cruises Ltd.	1,190	(9,532)
Hearst-Argyle Television, Inc.	2,300	(9,568)
Clear Channel Outdoor - CL A*	2,630	(9,652)
Boyd Gaming Corp.	2,670	(9,959)
Williams-Sonoma, Inc.	1,090	(10,987)
Macy’s, Inc.	1,250	(11,125)
Abercrombie & Fitch Co. — Class A	490	(11,662)
Garmin Ltd.	550	(11,666)
Meredith Corp.	720	(11,981)
Signet Jewelers Ltd.	1,140	(13,053)
Starbucks Corp.*	1,530	(16,998)
Liberty Media Corp. - Capital*	2,670	(18,637)
Pool Corp.	1,960	(26,264)

Total Consumer Discretionary		(429,899)

CONSUMER STAPLES (2.0)%
PepsiCo/NC, Inc.	80	(4,118)
ConAgra Foods, Inc.	250	(4,217)
Central European Distribution Corp.*	720	(7,747)
Rite Aid Corp.*	22,560	(7,896)
Bare Escentuals, Inc.*	2,050	(8,405)
Bunge Ltd.	160	(9,064)
Safeway, Inc.	640	(12,921)
Smithfield Foods, Inc.*	1,440	(13,622)
NBTY, Inc.*	1,030	(14,502)
SUPERVALU INC.	1,020	(14,566)
Whole Foods Market, Inc.	980	(16,464)
Tyson Foods, Inc. — Class A	1,820	(17,090)
Herbalife Ltd.	1,370	(20,523)
Hormel Foods Corp.	660	(20,929)
Energizer Holdings, Inc.*	440	(21,864)
Coca - Cola Enterprises	1,740	(22,951)
Estee Lauder Cos., Inc. — Class A	1,030	(25,389)
Reynolds American, Inc.	750	(26,880)
Avon Products, Inc.	1,540	(29,614)
Constellation Brands, Inc. — Class A*	2,900	(34,510)
Sara Lee Corp.	4,420	(35,714)
Del Monte Foods Co.	7,020	(51,176)

		MARKET
	SHARES	VALUE

Walgreen Co.	2,560	$(66,458)

Total Consumer Staples		(486,620)

FINANCIALS (2.1)%
Franklin Resources, Inc.	10	(539)
Astoria Financial Corp.	60	(551)
TD Ameritrade Holding Corp.*	40	(552)
Colonial BancGroup, Inc.	770	(693)
Wilmington Trust Corp.	80	(775)
Synovus Financial Corp.	270	(877)
Apartment Investment & Management Co. — Class A	330	(1,808)
Kimco Realty Corp.	290	(2,210)
Lincoln National Corp.	370	(2,475)
Jones Lang LaSalle, Inc.	110	(2,559)
Prudential Financial, Inc.	170	(3,233)
CNA Financial Corp.	360	(3,298)
SLM Corp.*	670	(3,316)
HRPT Properties Trust	1,040	(3,318)
NYSE Euronext	200	(3,580)
Unitrin, Inc.	280	(3,914)
Duke Realty Corp.	720	(3,960)
Hospitality Properties Trust	330	(3,960)
Brandywine Realty Trust	1,410	(4,018)
AMB Property Corp.	290	(4,176)
Goldman Sachs Group, Inc.	40	(4,241)
East West Bancorp, Inc.	1,010	(4,616)
Host Hotels & Resorts, Inc.	1,180	(4,626)
JPMorgan Chase & Co.	180	(4,784)
Jefferies Group, Inc.	350	(4,830)
Janus Capital Group, Inc.	750	(4,988)
Assurant, Inc.	240	(5,227)
Principal Financial Group, Inc.	680	(5,562)
CIT Group, Inc.	2,010	(5,729)
CB Richard Ellis Group, Inc. — Class A*	1,440	(5,803)
ProLogis	900	(5,850)
Waddell & Reed Financial, Inc. — Class A	340	(6,144)
CapitalSource, Inc.	5,180	(6,320)
MGIC Investment Corp.	4,490	(6,376)
Genworth Financial, Inc. — Class A	3,370	(6,403)
BRE Properties, Inc.	330	(6,478)
SL Green Realty Corp.	600	(6,480)
Popular, Inc.	2,980	(6,496)
E*Trade Financial Corp.*	5,090	(6,515)
Whitney Holding Corp.	570	(6,527)
American Capital Ltd.	3,500	(6,545)
Zions Bancorporation	670	(6,586)
Forest City Enterprises, Inc. — Class A	1,850	(6,660)
Protective Life Corp.	1,280	(6,720)
Webster Financial Corp.	1,590	(6,758)
MBIA, Inc.*	1,510	(6,916)

58	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
     HEDGED EQUITY FUND

		MARKET
	SHARES	VALUE

Hartford Financial Services Group, Inc.	900	$(7,065)
American Express Co.	520	(7,088)
Huntington Bancshares, Inc.	4,290	(7,121)
Moody’s Corp.	320	(7,334)
Developers Diversified Realty Corp.	3,510	(7,476)
American International Group, Inc.	7,590	(7,590)
CBL & Associates Properties, Inc.	3,240	(7,646)
General Growth Properties, Inc.	10,960	(7,782)
First Horizon National Corp.	731	(7,847)
Affiliated Managers Group, Inc.*	190	(7,925)
Morgan Stanley	350	(7,970)
Legg Mason, Inc.	510	(8,109)
Allied Capital Corp.	5,480	(8,713)
Fifth Third Bancorp	3,330	(9,724)
Marshall & Ilsley Corp.	1,890	(10,641)
Conseco, Inc.*	11,640	(10,709)
MF Global Ltd.*	2,550	(10,787)
Regions Financial Corp.	2,570	(10,948)
iStar Financial, Inc.	4,000	(11,240)
KeyCorp	1,610	(12,671)
Bank of America Corp.	1,950	(13,299)
Student Loan Corp.	310	(13,466)
GLG Partners, Inc.	5,160	(14,654)
Capital One Financial Corp.	1,360	(16,646)
XL Capital	3,200	(17,472)
SunTrust Banks, Inc.	1,990	(23,363)
Comerica, Inc.	1,570	(28,747)

Total Financials		(508,025)

UTILITIES (2.1)%
American Electric Power Co., Inc.	90	(2,273)
MDU Resources Group, Inc.	260	(4,196)
Atmos Energy Corp.	200	(4,624)
Reliant Energy, Inc.*	3,270	(10,431)
Dynegy, Inc. - Class A*	8,090	(11,407)
Ameren Corp.	540	(12,523)
Great Plains Energy, Inc.	1,170	(15,760)
Integrys Energy Group, Inc.	640	(16,666)
Constellation Energy Group, Inc.	840	(17,354)
Calpine Corp.*	2,600	(17,706)
CMS Energy Corp.	1,570	(18,589)
Edison International	750	(21,607)
Energen Corp.	750	(21,848)
Mirant Corp.*	1,930	(22,002)
AES Corp.*	3,900	(22,659)
NV Energy, Inc.	3,190	(29,954)
Allegheny Energy, Inc.	1,460	(33,828)
Oneok, Inc.	1,520	(34,398)
NiSource, Inc.	4,660	(45,668)
Alliant Energy Corp.	1,950	(48,146)
OGE Energy Corp.	2,040	(48,593)
Pinnacle West Capital Corp.	1,990	(52,854)

Total Utilities		(513,086)

		MARKET
	SHARES	VALUE

HEALTH CARE (2.4)%
Idexx Laboratories, Inc.*	120	$(4,150)
McKesson Corp.	180	(6,307)
Patterson Cos., Inc.*	390	(7,355)
BioMarin Pharmaceuticals, Inc.*	760	(9,386)
Charles River Laboratories International, Inc.*	350	(9,523)
WellCare Health Plans, Inc.*	850	(9,562)
Amylin Pharmaceuticals, Inc.*	850	(9,987)
Tenet Healthcare Corp.*	8,750	(10,150)
Health Management Associates, Inc. — Class A*	4,040	(10,423)
Brookdale Senior Living Inc.	2,140	(10,807)
Health Net, Inc.*	770	(11,150)
Eli Lilly & Co.	350	(11,694)
Waters Corp.*	330	(12,194)
Sepracor, Inc.*	900	(13,194)
CIGNA Corp.	820	(14,424)
Coventry Health Care, Inc.*	1,120	(14,493)
Mednax, Inc.*	500	(14,735)
King Pharmaceuticals, Inc.*	2,090	(14,776)
IMS Health Inc	1,200	(14,964)
Intuitive Surgical, Inc.*	160	(15,258)
Forest Laboratories, Inc.*	720	(15,811)
Aetna, Inc.	680	(16,544)
Wellpoint, Inc.*	460	(17,466)
Hospira, Inc.*	590	(18,207)
Community Health Systems, Inc.*	1,220	(18,715)
Hill-Rom Holdings, Inc.	1,930	(19,088)
UnitedHealth Group, Inc.	940	(19,674)
Zimmer Holdings, Inc.*	550	(20,075)
Humana, Inc.*	860	(22,429)
Inverness Medical Innovations, Inc.*	900	(23,967)
VCA Antech, Inc.*	1,160	(26,158)
CooperCompanies, Inc.	1,010	(26,704)
Kinetic Concepts, Inc.*	1,290	(27,245)
Life Technologies Corp.*	890	(28,907)
Boston Scientific Corp.*	3,690	(29,336)
Hologic, Inc.*	3,050	(39,925)

Total Health Care		(594,783)

INDUSTRIALS (2.5)%
KBR, Inc.	10	(138)
Carlisle Companies, Inc.	20	(393)
Aircastle Ltd.	340	(1,581)
General Dynamics Corp.	90	(3,743)
SunPower Corp.*	170	(4,043)
Avery Dennison Corp.	190	(4,245)
Rockwell Collins, Inc.	140	(4,570)
Alexander & Baldwin, Inc.	300	(5,709)
Continental Airlines, Inc.*	650	(5,726)
Manitowoc Co., Inc.	2,270	(7,423)
Goodrich Corp.	200	(7,578)
Boeing Co.	220	(7,828)

See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	59

SCHEDULE OF INVESTMENTS (continued)
March 31, 2009
     HEDGED EQUITY FUND

		MARKET
	SHARES	VALUE

General Cable Corp.*	420	$(8,324)
HNI Corp.	840	(8,736)
Terex Corp*	950	(8,787)
Delta Air Lines, Inc.*	1,570	(8,839)
Graco, Inc.	530	(9,047)
McDermott International, Inc.*	680	(9,105)
Textron, Inc.	1,590	(9,127)
Hertz Global Holdings, Inc.*	2,350	(9,236)
Trinity Industries, Inc.	1,030	(9,414)
Oshkosh Corp.	1,410	(9,503)
Avis Budget Group, Inc.*	10,620	(9,664)
Cooper Industries, Ltd. — Class A	380	(9,827)
Joy Global Inc.	480	(10,224)
USG Corp.*	1,430	(10,882)
Bucyrus International, Inc. — Class A	730	(11,081)
AGCO Corp.*	590	(11,564)
BE Aerospace, Inc.*	1,350	(11,705)
Caterpillar, Inc.	420	(11,743)
Harsco Corp.	530	(11,750)
WESCO International, Inc.*	650	(11,778)
AMR Corp.*	3,750	(11,963)
Robert Half International, Inc.	680	(12,124)
Rockwell Automation, Inc.	580	(12,667)
United Rentals, Inc.*	3,080	(12,967)
Thomas & Betts Corp.*	530	(13,261)
Deere & Co.	410	(13,477)
Steelcase, Inc. - Class A	2,830	(14,178)
Ingersoll-Rand Company Ltd. — Class A	1,030	(14,214)
Con-way Inc.	810	(14,523)
Spirit Aerosystems Holdings, Inc. — Class A*	1,490	(14,855)
Masco Corp.	2,130	(14,867)
Monster Worldwide, Inc.*	1,920	(15,648)
Corrections Corp. of America*	1,290	(16,525)
Crane Co.	1,100	(18,568)
Corporate Executive Board Co.	1,400	(20,300)
General Electric Co.	2,070	(20,928)
Tyco International Ltd.	1,500	(29,340)
FedEx Corp.	710	(31,588)
Southwest Airlines Co.	7,030	(44,500)

Total Industrials		(599,806)

INFORMATION TECHNOLOGY (3.1)%
Sanmina-SCI Corp.*	4,940	(1,507)
Novell, Inc.*	530	(2,258)
VeriFone Holdings, Inc.*	350	(2,380)
Rambus, Inc.*	300	(2,838)
Marvell Technology Group Ltd.*	400	(3,664)
ON Semiconductor Corp.*	1,340	(5,226)
Riverbed Technology, Inc.*	400	(5,232)
Genpact Ltd.*	680	(6,025)
Lexmark International, Inc. — Class A*	420	(7,085)

		MARKET
	SHARES	VALUE

NVIDIA Corp.*	740	$(7,296)
Dell, Inc.*	820	(7,774)
Novellus Systems, Inc.*	470	(7,816)
Agilent Technologies, Inc.*	510	(7,839)
Applied Materials, Inc.	770	(8,277)
MEMC Electronic Materials, Inc.*	510	(8,410)
Unisys Corp.*	17,480	(9,264)
eBay, Inc.*	740	(9,294)
Tellabs, Inc.*	2,150	(9,847)
Lam Research Corp.*	480	(10,930)
Arrow Electronics, Inc.*	580	(11,055)
Intersil Corp. — Class A	1,020	(11,730)
CommScope, Inc.*	1,040	(11,814)
JDS Uniphase Corp.*	3,670	(11,928)
Nuance Communications, Inc.*	1,100	(11,946)
VMware, Inc.*	520	(12,282)
Texas Instruments, Inc.	790	(13,043)
Teradyne, Inc.*	3,000	(13,140)
Ciena Corp.*	1,700	(13,226)
EchoStar Corp. — Class A*	900	(13,347)
Kla-Tencor Corp.	710	(14,200)
ADC Telecommunications, Inc.*	3,380	(14,838)
Fairchild Semiconductor International, Inc.*	4,100	(15,293)
LSI Logic Corp.*	5,140	(15,626)
Brocade Communications Systems, Inc.*	4,540	(15,663)
Seagate Technology	2,610	(15,686)
Jabil Circuit, Inc.	2,910	(16,180)
NCR Corp.*	2,110	(16,775)
Autodesk, Inc.*	1,100	(18,491)
Tyco Electronics Ltd.	1,710	(18,878)
Electronic Arts, Inc.*	1,060	(19,281)
SanDisk Corp.*	1,540	(19,481)
International Rectifier Corp.*	1,560	(21,076)
DST Systems, Inc.*	610	(21,118)
Cadence Design Systems, Inc.*	5,070	(21,294)
Vishay Intertechnology, Inc.*	6,130	(21,332)
Convergys Corp.*	2,710	(21,897)
Motorola, Inc.	5,200	(21,996)
Xerox Corp.	5,210	(23,706)
Advanced Micro Devices, Inc.*	7,890	(24,065)
Sun Microsystems, Inc.*	3,320	(24,302)
Corning, Inc.	1,890	(25,080)
Micron Technology, Inc.*	6,350	(25,781)
NetApp, Inc.*	1,780	(26,415)
Acxiom Corp.	4,110	(30,414)

Total Information Technology		(755,341)

Total Common Stocks Sold Short
(Proceeds $4,547,463)		$(4,475,774)

Other Assets in Excess of Liabilities – 39.4%		$9,611,333

Net Assets – 100.0%		$24,407,957

60	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)
March 31, 2009
     HEDGED EQUITY FUND

		UNREALIZED
	CONTRACTS	GAIN

FUTURES CONTRACTS PURCHASED
June 2009 Nikkei-225 Stock Average Index Futures Contracts (Aggregate Market Value of Contracts $1,090,700)	26	$175,165
June 2009 S&P MidCap 400 Index Mini Futures Contracts (Aggregate Market Value of Contracts $1,456,500)	30	161,371
June 2009 S&P 500 Index Mini Futures Contracts (Aggregate Market Value of Contracts $1,305,150)	33	128,851
June 2009 Russell 2000 Index Mini Futures Contracts (Aggregate Market Value of Contracts $4,689,440)	112	55,029
June 2009 Dow Jones STOXX 50 Futures Contracts (Aggregate Market Value of Contracts $1,129,246)	48	33,074

(Total Aggregate Market Value of Contracts $9,671,036)		$553,490

*	Non-Income Producing Security.

†	Repurchase Agreements — See Note 6.

§	All or a portion of this security is pledged as short security collateral at March 31, 2009.

ADR — American Depository Receipt.

REIT — Real Estate Investment Trust.
See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	61

SCHEDULE OF INVESTMENTS
March 31, 2009
     INTERNATIONAL ROTATION FUND

		MARKET
	SHARES	VALUE

EXCHANGE TRADED FUND 4.9%
Vanguard European ETF	19,000	$606,100

Total Exchange Traded Fund
(Cost $619,339)		606,100

	FACE
	AMOUNT
REPURCHASE AGREEMENTS† 75.3%
Credit Suisse Group issued 03/31/09 at 0.15% due 04/01/09	$6,683,608	6,683,608
Mizuho Financial Group, Inc. issued 03/31/09 at 0.16% due 04/01/09	2,465,412	2,465,412
Morgan Stanley issued 03/31/09 at 0.05% due 04/01/09	169,605	169,605

Total Repurchase Agreements
(Cost $9,318,625)		9,318,625

Total Investments 80.2%
(Cost $9,937,964)		$9,924,725

Other Assets in Excess of Liabilities – 19.8%		$2,446,769

Net Assets – 100.0%		$12,371,494

		Unrealized
	Contracts	Gain (Loss)

CURRENCY FUTURES CONTRACTS PURCHASED
June 2009 Canadian Dollar Futures Contracts (Aggregate Market Value of Contracts $1,666,560)	21	$21,707
June 2009 Japanese Yen Futures Contracts (Aggregate Market Value of Contracts $2,908,063)	23	(27,158)

(Total Aggregate Market Value of Contracts $4,574,623)		$(5,451)

		UNREALIZED
	CONTRACTS	Gain (Loss)

FUTURES CONTRACTS PURCHASED
June 2009 Nikkei-225 Stock Average Index Futures Contracts (Aggregate Market Value of Contracts $2,852,600)	68	$451,776
June 2009 S&P/Toronto Stock Exchange 60 Index Futures Contracts (Aggregate Market Value of Contracts $2,911,578)	35	113,844
June 2009 FTSE 100 Index Futures Contracts (Aggregate Market Value of Contracts $3,440,640)	62	76,549
April 2009 CAC 40 10 Euro Futures Contracts (Aggregate Market Value of Contracts $1,005,526)	27	14,188
April 2009 OMX Stockholm 30 Index Futures Contracts (Aggregate Market Value of Contracts $1,421,696)	181	(31,391)

(Total Aggregate Market Value of Contracts $11,632,040)		$624,966

†	Repurchase Agreements — See Note 6.
62	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
March 31, 2009
     REAL ESTATE FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 101.4%

REAL ESTATE INVESTMENT TRUST (REIT) 86.0%
SPECIALIZED REIT 25.9%
Public Storage	2,694	$148,843
Plum Creek Timber Company,
Inc. (REIT)	3,841	111,658
HCP, Inc.	5,482	97,854
Health Care REIT, Inc.	2,727	83,419
Ventas, Inc.	3,666	82,888
Rayonier, Inc.	2,707	81,806
Nationwide Health Properties,
Inc.	3,346	74,248
Host Hotels & Resorts, Inc.	15,757	61,767
Senior Housing Properties Trust	4,334	60,763
Omega Healthcare Investors,
Inc.	3,885	54,701
Hospitality Properties Trust	4,294	51,528
Potlatch Corp.	2,048	47,493
Healthcare Realty Trust, Inc.	3,062	45,899
Entertainment Properties Trust	1,996	31,457
Sovran Self Storage, Inc.	1,522	30,562
Extra Space Storage, Inc.	5,210	28,707
Medical Properties Trust Inc.	6,466	23,601
LaSalle Hotel Properties	3,413	19,932

Total Specialized REIT		1,137,126

RETAIL REIT 15.8%
Simon Property Group, Inc.	3,855	133,537
Federal Realty Investment Trust	1,784	82,064
Realty Income Corp.	3,828	72,043
Regency Centers Corp.	2,265	60,181
National Retail Properties, Inc.	3,774	59,780
KIMCO Realty Corp.	6,886	52,471
Tanger Factory Outlet Centers,
Inc.	1,686	52,030
Equity One, Inc.	3,867	47,139
Taubman Centers, Inc.	2,659	45,309
Weingarten Realty Investors	3,760	35,795
Inland Real Estate Corp.	4,206	29,821
Macerich Co.	3,631	22,730

Total Retail REIT		692,900

RESIDENTIAL REIT 14.7%
Equity Residential	5,512	101,145
AvalonBay Communities, Inc.	1,975	92,943
Essex Property Trust, Inc.	1,050	60,207
Equity Lifestyle Properties, Inc.	1,367	52,083
Camden Property Trust	2,329	50,260
Mid-America Apartment Communities, Inc.	1,594	49,143

		MARKET
	SHARES	VALUE

UDR, Inc.	5,656	$48,698
Home Properties, Inc.	1,564	47,937
BRE Properties, Inc. — Class A	2,330	45,738
American Campus Communities, Inc.	2,356	40,900
Post Properties, Inc.	2,932	29,730
Apartment Investment &
Management Co. — Class A	5,054	27,696

Total Residential REIT		646,480

OFFICE REIT 13.4%
Boston Properties, Inc.	2,773	97,138
Digital Realty Trust, Inc.	2,506	83,149
Highwoods Properties, Inc.	2,713	58,113
Mack-Cali Realty Corp.	2,930	58,043
Corporate Office Properties
Trust SBI	2,273	56,439
Alexandria Real Estate Equities,
Inc.	1,216	44,262
Douglas Emmett, Inc.	5,819	43,002
SL Green Realty Corp.	3,217	34,744
Duke Realty Corp.	6,161	33,886
Kilroy Realty Corp.	1,895	32,575
BioMed Realty Trust, Inc.	4,342	29,395
Brandywine Realty Trust	6,200	17,670

Total Office REIT		588,416

MORTGAGE REIT 7.4%
Annaly Capital Management,
Inc.	9,878	137,008
MFA Mortgage Investments,
Inc.	9,796	57,601
Hatteras Financial Corp.	1,966	49,130
Capstead Mortgage Corp.	3,864	41,499
Redwood Trust, Inc.	2,591	39,772

Total Mortgage REIT		325,010

DIVERSIFIED REIT 5.3%
Vornado Realty Trust	2,882	95,798
Liberty Property Trust	3,673	69,567
Washington Real Estate
Investment Trust	2,455	42,471
Cousins Properties, Inc.	3,659	23,564

Total Diversified REIT		231,400

INDUSTRIAL REIT 3.5%
AMB Property Corp.	3,865	55,656
ProLogis	8,385	54,502
Eastgroup Properties, Inc.	1,481	41,572

Total Industrial REIT		151,730

Total Real Estate Investment
Trust (REIT)		3,773,062

See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	63

SCHEDULE OF INVESTMENTS (concluded)
March 31, 2009
     REAL ESTATE FUND

		MARKET
	SHARES	VALUE

REAL ESTATE MANAGEMENT &
DEVELOPEMENT 15.4%
Brookfield Asset Management, Inc. — Class A	9,722	$133,969
Brookfield Properties Corp.	13,945	80,044
The St. Joe Co.*	3,190	53,401
Franklin Street Properties Corp., Inc.	4,045	49,753
Alexander’s, Inc.	270	46,003
Jones Lang LaSalle, Inc.	1,960	45,590
National Health Investors, Inc.	1,690	45,410
PS Business Parks, Inc.	1,140	42,009
Investors Real Estate Trust	4,004	39,479
Anworth Mortgage Asset Corp.	6,251	38,319
LTC Properties, Inc.	1,750	30,695
Saul Centers, Inc.	1,209	27,771
Forestar Real Estate Group, Inc.*	2,944	22,522
Forest City Enterprises, Inc. — Class A	5,337	19,213

Total Real Estate Management & Developement		674,178

Total Common Stocks
(Cost $4,072,902)		4,447,240

	FACE
	AMOUNT
REPURCHASE AGREEMENT† 1.8%
Credit Suisse Group issued 03/31/09 at 0.15% due 04/01/09	$80,467	80,467

Total Repurchase Agreement
(Cost $80,467)		80,467

Total Investments 103.2%
(Cost $4,153,369)		$4,527,707

Liabilities in Excess of Other Assets (3.2)%		$(141,872)

Net Assets – 100.0%		$4,385,835

*	Non-Income Producing Security.

†	Repurchase Agreements — See Note 6.

REIT — Real Estate Investment Trust.
64	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
March 31, 2009
     STRENGTHENING DOLLAR 2x STRATEGY FUND

	FACE	MARKET
	AMOUNT	VALUE

FEDERAL AGENCY DISCOUNT
NOTES 71.0%
Federal Home Loan Bank 3.05% due 04/01/09*	$25,000,000	$25,000,000

Total Federal Agency Discount Notes
(Cost $25,000,000)		25,000,000

REPURCHASE AGREEMENTS† 61.7%
Credit Suisse Group issued 03/31/09 at 0.15% due 04/01/09	15,560,443	15,560,443
Mizuho Financial Group, Inc. issued 03/31/09 at 0.16% due 04/01/09	5,739,848	5,739,848
Morgan Stanley issued 03/31/09 at 0.05% due 04/01/09	394,865	394,865

Total Repurchase Agreements
(Cost $21,695,156)		21,695,156

Total Investments 132.7%
(Cost $46,695,156)		$46,695,156

Liabilities in Excess of Other Assets – (32.7)%		$(11,506,633)

Net Assets – 100.0%		$35,188,523

		UNREALIZED
	CONTRACTS	GAIN (LOSS)

CURRENCY FUTURES CONTRACTS
PURCHASED
June 2009 U.S. Dollar Index Futures Contracts (Aggregate Market Value of Contracts $61,561,620)	717	$(13,895)

	UNITS

CURRENCY INDEX SWAP AGREEMENT
Goldman Sachs International May 2009 U.S. Dollar Index Swap, Terminating 05/29/09†† (Notional Market Value of Contracts $9,254,415)	108,010	$106,930

*	The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

†	Repurchase Agreements — See Note 6.

††	Total Return based on U.S. Dollar Index +/- financing at a variable rate.
See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	65

SCHEDULE OF INVESTMENTS
March 31, 2009
     WEAKENING DOLLAR 2x STRATEGY FUND

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENTS† 74.9%
Credit Suisse Group issued 03/31/09 at 0.15% due 04/01/09	$46,492,401	$46,492,401
Mizuho Financial Group, Inc. issued 03/31/09 at 0.16% due 04/01/09	17,149,854	17,149,854
Morgan Stanley issued 03/31/09 at 0.05% due 04/01/09	1,179,800	1,179,800

Total Repurchase Agreements
(Cost $64,822,055)		64,822,055

Total Investments 74.9%
(Cost $64,822,055)		$64,822,055

Other Assets in Excess of Liabilities – 25.1%		$21,755,543

Net Assets – 100.0%		$86,577,598

		UNREALIZED
	CONTRACTS	GAIN

CURRENCY FUTURES CONTRACTS
SOLD SHORT
June 2009 U.S. Dollar Index Futures Contracts (Aggregate Market Value of Contracts $117,113,040)	1,364	$4,172,554

	UNITS
CURRENCY INDEX SWAP AGREEMENT SOLD SHORT
Goldman Sachs International May 2009 U.S. Dollar Index Swap, Terminating 05/29/09†† (Notional Market Value of Contracts $57,012,696)	665,405	$1,175,832

†	Repurchase Agreements — See Note 6.

††	Total Return based on U.S. Dollar Index +/- financing at a variable rate.
66	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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THE RYDEX SERIES FUNDS ANNUAL REPORT	|	67

STATEMENTS OF ASSETS AND LIABILITIES

			Absolute	Alternative
	Multi-Cap	Sector	Return	Strategies
	Core Equity	Rotation	Strategies	Allocation
	Fund	Fund	Fund	Fund

Assets
Investment Securities	$9,813,890	$163,533,264	$39,343,200	$4,615,769
Investment Securities in Affiliated Funds	—	—	—	25,614,101
Repurchase Agreements	29,450	1,908,550	76,324,380	1,881,654

Total Investments	9,843,340	165,441,814	115,667,580	32,111,524
Segregated Cash with Broker	—	—	9,520,034	—
Unrealized Appreciation on Swap Agreements	—	—	—	—
Receivable for Swap Settlement	—	—	—	—
Deposits with Brokers for Securities Sold Short	—	—	19,184,822	—
Variation Margin on Futures Contracts	—	—	254,596	—
Receivable for Securities Sold	74,955	541,500	27,790,513	—
Receivable for Fund Shares Sold	2,352	188,975	218,635	30,268
Investment Income Receivable	24,695	208,967	85,647	—

Total Assets	9,945,342	166,381,256	172,721,827	32,141,792

Liabilities
Short Sales at Market Value	—	—	16,362,154	—
Payable for Swap Settlement	—	—	—	—
Unrealized Loss on Foreign Currency	—	—	—	—
Variation Margin on Futures Contracts	—	—	—	—
Payable for Securities Purchased	—	—	18,909,947	—
Payable for Fund Shares Redeemed	12,057	238,620	230,104	42,644
Investment Advisory Fees Payable	—	119,726	128,703	—
Transfer Agent and Administrative Fees Payable	1,961	33,257	—	—
Distribution and Service Fees Payable	5,265	67,949	45,535	4,865
Portfolio Accounting Fees Payable	784	13,303	—	—
Custody Fees Payable	294	4,928	—	—
Overdraft Due to Custodian Bank	—	—	—	—
Short Sales Dividends Payable	—	—	32,212	—
Other Accrued Fees	5,547	106,286	—	—

Total Liabilities	25,908	584,069	35,708,655	47,509

Net Assets	$9,919,434	$165,797,187	$137,013,172	$32,094,283

Net Assets Consist Of
Paid-In Capital	$22,784,269	$318,906,286	$197,141,257	$40,918,375
Undistributed Net Investment Income (Loss)	11,703	—	(59,903)	1,703,139
Accumulated Net Realized Gain (Loss) on Investments	(12,266,655)	(155,331,663)	(59,014,783)	(8,328,083)
Net Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	(609,883)	2,222,564	(1,053,399)	(2,199,148)

Net Assets	$9,919,434	$165,797,187	$137,013,172	$32,094,283

A-Class	$663,257	$31,924,809	$45,078,244	$5,816,221
C-Class	5,659,364	57,792,162	28,706,369	7,750,273
H-Class	3,596,813	76,080,216	63,228,559	18,527,789
Shares Outstanding
A-Class	95,965	3,703,965	2,258,160	300,958
C-Class	872,954	7,073,185	1,477,756	404,300
H-Class	520,089	8,798,125	3,165,343	958,912
Net Asset Values
A-Class	$6.91	$8.62	$19.96	$19.33
A-Class Maximum Offering Price*	7.25	9.05	20.96	20.29
C-Class	6.48	8.17	19.43	19.17
H-Class	6.92	8.65	19.98	19.32

Cost of Investments	$10,453,223	$163,219,250	$118,425,940	$34,310,672
Proceeds from Short Sales	—	—	16,654,273	—

*	Net asset value adjusted for the maximum sales charge of 4.75% of offering price, calculated NAV/(1-4.75%).
68	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

March 31, 2009

	Global				Strengthening	Weakening
Commodities	Market	Hedged	International		Dollar 2x	Dollar 2x
Strategy	Neutral	Equity	Rotation	Real Estate	Strategy	Strategy
Fund	Fund	Fund	Fund	Fund	Fund	Fund

$29,526,459	$14,335,918	$7,665,052	$606,100	$4,447,240	$25,000,000	$—
—	—	—	—	—	—	—
31,837,916	13,836,286	11,607,346	9,318,625	80,467	21,695,156	64,822,055

61,364,375	28,172,204	19,272,398	9,924,725	4,527,707	46,695,156	64,822,055
—	1,000,000	4,231,051	2,006,712	—	7,295,307	7,509,631
—	—	—	—	—	106,930	1,175,832
—	—	—	—	—	—	497,859
—	12,990,138	4,886,607	—	—	—	—
—	—	136,865	304,655	—	—	589,063
991,600	—	4,244,963	95,192	—	—	—
276,857	7,352	45,360	84,390	863,174	2,023,530	14,748,574
13,394	58	17,712	39	34,052	91	272

62,646,226	42,169,752	32,834,956	12,415,713	5,424,933	56,121,014	89,343,286

—	12,997,742	4,475,774	—	—	—	—
—	—	—	—	—	1,004,321	—
—	8,414	—	—	—	—	—
—	—	—	—	—	378,070	—
—	14,351,985	3,905,940	—	645,922	—	—
685,547	36,555	9,183	17,335	382,423	19,428,516	2,632,241
17,933	488	23,196	10,214	3,000	44,388	54,623
10,547	102	—	2,837	882	12,330	15,173
12,459	102	6,741	3,775	1,168	18,462	20,658
4,219	41	—	1,135	353	4,932	6,069
1,392	13	—	375	149	1,628	2,003
—	50	—	974	—	—	—
—	—	6,165	—	—	—	—
31,942	64	—	7,574	5,201	39,844	34,921

764,039	27,395,556	8,426,999	44,219	1,039,098	20,932,491	2,765,688

$61,882,187	$14,774,196	$24,407,957	$12,371,494	$4,385,835	$35,188,523	$86,577,598

$89,852,052	$14,806,563	$34,145,604	$28,510,994	$24,247,730	$47,595,666	$118,549,333
309,227	(281)	(9,084)	58,464	171,104	—	—
(29,371,556)	—	(10,351,849)	(16,804,240)	(20,407,337)	(12,500,178)	(37,320,121)

1,092,464	(32,086)	623,286	606,276	374,338	93,035	5,348,386

$61,882,187	$14,774,196	$24,407,957	$12,371,494	$4,385,835	$35,188,523	$86,577,598

$7,188,670	$11,023,208	$2,221,787	$6,818,234	$1,553,696	$7,314,417	$17,641,537
4,071,743	25	2,858,842	1,617,669	1,075,234	5,727,504	8,686,689
50,621,774	3,750,963	19,327,328	3,935,591	1,756,905	22,146,602	60,249,372

541,985	441,907	127,576	495,341	121,138	372,352	1,076,927
316,583	1	168,671	118,858	87,200	301,328	552,295
3,816,969	150,372	1,109,484	285,712	137,011	1,132,434	3,680,642

$13.26	$24.94	$17.42	$13.76	$12.83	$19.64	$16.38
13.92	26.18	18.29	14.45	13.47	20.62	17.20
12.86	24.95	16.95	13.61	12.33	19.01	15.73
13.26	24.94	17.42	13.77	12.82	19.56	16.37

$60,271,911	$28,188,271	$19,274,291	$9,937,964	$4,153,369	$46,695,156	$64,822,055
—	12,990,137	4,547,463	—	—	—	—
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	69

STATEMENTS OF OPERATIONS

			Absolute	Alternative
	Multi-Cap	Sector	Return	Strategies
	Core Equity	Rotation	Strategies	Allocation
	Fund	Fund	Fund	Fund

Investment Income
Interest	$4,933	$50,934	$1,568,110	$7,011
Income from Securities Lending, net	26,812	238,504	55,484	—
Dividends, Net of Foreign Tax Withheld	440,719	5,044,584	1,722,837	—
Dividends from Affiliated Funds	—	—	—	651,829
Other Income	—	—	883	—

Total Income	472,464	5,334,022	3,347,314	658,840

Expenses
Investment Advisory Fees	67,805	2,786,051	2,246,324	—
Transfer Agent and Administrative Fees	52,496	773,903	—	—
Distribution & Service Fees:
A-Class	3,898	111,339	130,559	—
C-Class	106,585	936,299	423,942	43,815
H-Class	21,951	428,489	251,786	—
Portfolio Accounting Fees	20,999	288,527	—	—
Short Sales Dividend Expense	—	—	1,308,014	—
Trustees’ Fees*	3,096	39,732	—	—
Custody Fees	6,825	120,821	—	148
Miscellaneous	27,971	427,209	94	—

Total Expenses	311,626	5,912,370	4,360,719	43,963

Less Expenses Waived by Advisor	—	—	—	—

Net Expenses	311,626	5,912,370	4,360,719	43,963

Net Investment Income (Loss)	160,838	(578,348)	(1,013,405)	614,877

Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Investment Securities	(8,743,994)	(113,268,459)	(46,352,712)	(6,893,611)
Currency Index Swaps	—	—	—	—
Futures Contracts	(1,009,368)	—	(46,645,020)	—
Realized Gain Distributions Received from Affiliated Funds	—	—	—	320,726
Securities Sold Short	—	—	44,277,436	—
Written Options	—	—	13,594,657	—

Total Net Realized Gain (Loss)	(9,753,362)	(113,268,459)	(35,125,639)	(6,572,885)

Net Change in Unrealized Appreciation (Depreciation) on:
Investment Securities	(326,012)	(21,213,717)	2,033,407	(2,168,507)
Currency Index Swaps	—	—	—	—
Futures Contracts	14,380	—	29,703	—
Foreign Currency	—	—	—	—
Securities Sold Short	—	—	(6,216,656)	—

Net Change in Unrealized Appreciation (Depreciation)	(311,632)	(21,213,717)	(4,153,546)	(2,168,507)

Net Gain (Loss) on Investments	(10,064,994)	(134,482,176)	(39,279,185)	(8,741,392)

Net Increase (Decrease) in Net Assets from Operations	$(9,904,156)	$(135,060,524)	$(40,292,590)	$(8,126,515)

Rebate Income on Proceeds for Securities Sold Short, included in Interest	$—	$—	$346,494	$—
Foreign Tax Withheld	165	65,018	—	—

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

**	Since the commencement of operations: March 30, 2009.
70	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

Year Ended March 31, 2009

	Global				Strengthening	Weakening
Commodities	Market	Hedged	International		Dollar 2x	Dollar 2x
Strategy	Neutral	Equity	Rotation	Real Estate	Strategy	Strategy
Fund	Fund **	Fund	Fund	Fund	Fund	Fund

$1,755,260	$58	$183,850	$207,162	$1,316	$1,909,850	$1,379,838
50,406	—	4,589	—	40,039	—	—
—	—	204,214	127,313	826,325	—	—
—	—	—	—	—	—	—
5,356	—	157	—	—	—	—

1,811,022	58	392,810	334,475	867,680	1,909,850	1,379,838

863,431	488	257,074	206,511	182,400	972,207	812,462
287,810	101	—	57,364	53,647	270,058	225,684

42,520	76	12,455	32,818	13,497	34,972	37,179
81,843	—	38,348	25,733	15,684	131,758	113,959
224,829	26	33,843	18,112	36,229	202,145	160,015
114,298	41	—	22,946	21,459	108,023	90,274
—	—	157,395	—	—	—	—
15,556	—	—	2,813	2,676	11,243	12,767
30,639	13	—	6,258	7,923	32,662	24,720
150,410	65	15	31,347	32,409	159,452	136,149

1,811,336	810	499,130	403,902	365,924	1,922,520	1,613,209

(368,460)	—	—	—	—	—	—

1,442,876	810	499,130	403,902	365,924	1,922,520	1,613,209

368,146	(752)	(106,320)	(69,427)	501,756	(12,670)	(233,371)

(27,236,287)	—	(5,155,006)	(3,698,414)	(16,037,272)	13,931	—
—	—	—	—	—	13,483,235	(4,793,762)
—	—	(7,801,872)	(8,760,851)	—	23,561,755	(19,456,019)

—	—	—	—	—	—	—
790,129	—	4,651,462	—	—	—	—
—	—	2,886,921	—	—	—	—

(26,446,158)	—	(5,418,495)	(12,459,265)	(16,037,272)	37,058,921	(24,249,781)

(12,290,105)	(16,067)	747,938	931,753	(1,439,418)	—	—
—	—	—	—	—	1,955,122	(10,893,812)
—	—	351,619	779,959	—	134,608	3,171,857
—	(8,414)	—	—	—	—	—
—	(7,605)	(728,359)	—	—	—	—

(12,290,105)	(32,086)	371,198	1,711,712	(1,439,418)	2,089,730	(7,721,955)

(38,736,263)	(32,086)	(5,047,297)	(10,747,553)	(17,476,690)	39,148,651	(31,971,736)

$(38,368,117)	$(32,838)	$(5,153,617)	$(10,816,980)	$(16,974,934)	$39,135,981	$(32,205,107)

$—	$—	$69,320	$—	$—	$—	$—
—	—	224	—	3,664	—	—
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	71

STATEMENTS OF CHANGES IN NET ASSETS

	Multi-Cap		Sector Rotation
	Core Equity Fund		Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,
	2009	2008	2009	2008

From Operations
Net Investment Income (Loss)	$160,838	$154,839	$(578,348)	$(1,283,152)
Net Realized Gain (Loss) on Investments	(9,753,362)	1,727,148	(113,268,459)	(23,253,004)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	(311,632)	(9,486,742)	(21,213,717)	1,680,010

Net Increase (Decrease) in Net Assets from Operations	(9,904,156)	(7,604,755)	(135,060,524)	(22,856,146)

Distributions to Shareholders from:
Net Investment Income
A-Class	(6,493)	(3,504)	—	—
C-Class	(59,743)	(24,471)	—	—
H-Class	(83,764)	(22,326)	—	—
Realized Gain on Investments
A-Class	—	(582,465)	—	(2,965,934)
C-Class	—	(4,017,324)	—	(7,784,003)
H-Class	—	(3,710,898)	—	(15,425,954)

Total Distributions to Shareholders	(150,000)	(8,360,988)	—	(26,175,891)

Share Transactions

Proceeds from Shares Purchased
A-Class	9,750,776	2,764,650	44,559,746	38,627,448
C-Class	1,723,970	8,439,215	16,947,230	44,066,197
H-Class	9,224,887	6,611,755	207,523,407	278,158,887

Redemption Fees Collected
A-Class	6,527	1,097	11,144	26,493
C-Class	48,912	6,533	24,427	66,027
H-Class	42,274	7,492	43,454	114,836

Value of Shares Purchased through Dividend Reinvestment
A-Class	6,421	581,390	—	2,702,394
C-Class	56,530	3,744,401	—	7,259,013
H-Class	80,402	3,211,062	—	14,155,545

Cost of Shares Redeemed
A-Class	(10,981,081)	(4,536,301)	(42,203,694)	(27,230,934)
C-Class	(7,190,241)	(18,623,553)	(35,650,579)	(46,959,917)
H-Class	(15,254,631)	(31,206,054)	(233,629,702)	(217,722,031)

Net Increase (Decrease) in Net Assets From Share Transactions	(12,485,254)	(28,998,313)	(42,374,567)	93,263,958

Net Increase (Decrease) in Net Assets	(22,539,410)	(44,964,056)	(177,435,091)	44,231,921
Net Assets—Beginning of Period	32,458,844	77,422,900	343,232,278	299,000,357

Net Assets—End of Period	$9,919,434	$32,458,844	$165,797,187	$343,232,278

Undistributed Net Investment Income (Loss)—End of Period	$11,703	$—	$—	$—

*	Since the commencement of operations: March 30, 2009.

**	For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.
72	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

Absolute Return		Alternative Strategies		Commodities		Global Market
Strategies Fund		Allocation Fund		Strategy Fund		Neutral Fund
Year	Year	Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended	Ended	Ended
March 31,	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
2009	2008	2009	2008	2009	2008	2009*

$(1,013,405)	$6,183,924	$614,877	$247	$368,146	$1,820,924	$(752)
(35,125,639)	(14,682,495)	(6,572,885)	—	(26,446,158)	10,534,067	—

(4,153,546)	(4,060,931)	(2,168,507)	(30,641)	(12,290,105)	9,210,448	(32,086)

(40,292,590)	(12,559,502)	(8,126,515)	(30,394)	(38,368,117)	21,565,439	(32,838)

(273,036)	(1,619,281)	(158,223)**	—	(387,071)	(109,198)	—
(209,559)	(1,944,242)	(161,347)**	—	(147,857)	(74,170)	—
(437,025)	(5,952,339)	(370,769)**	—	(872,501)	(267,525)	—

(135,740)	(175,613)	(9,935)**	—	—	—	—
(104,182)	(210,855)	(10,131)**	—	—	—	—
(217,266)	(645,538)	(23,280)**	—	—	—	—

(1,376,808)	(10,547,868)	(733,685)	—	(1,407,429)	(450,893)	—

68,515,501	40,780,536	11,798,894	1,128,617	37,803,837	20,571,490	11,077,044
6,652,774	34,354,420	10,978,311	154,649	12,556,578	12,460,496	25
38,869,824	100,077,742	36,997,004	3,917,739	229,127,411	272,980,653	3,766,519

7,637	3,288	6,530	3	54,958	65,524	—
5,663	4,167	6,192	—	27,481	40,266	—
13,462	13,008	15,346	20	298,366	392,598	—

372,766	1,575,032	145,664	—	371,452	104,193	—
291,840	2,046,966	162,533	—	137,899	68,104	—
569,826	5,954,321	381,030	—	821,992	239,163	—

(52,667,407)	(38,116,726)	(5,288,124)	(898)	(38,336,017)	(16,044,064)	(29,335)
(24,431,362)	(24,156,055)	(1,424,179)	(1,900)	(13,889,845)	(8,184,148)	—
(98,051,422)	(126,906,668)	(17,991,078)	(1,476)	(281,575,152)	(198,501,063)	(7,219)

(59,850,898)	(4,369,969)	35,788,123	5,196,754	(52,601,040)	84,193,212	14,807,034

(101,520,296)	(27,477,339)	26,927,923	5,166,360	(92,376,586)	105,307,758	14,774,196
238,533,468	266,010,807	5,166,360	—	154,258,773	48,951,015	—

$137,013,172	$238,533,468	$32,094,283	$5,166,360	$61,882,187	$154,258,773	$14,774,196

$(59,903)	$710,510	$1,703,139	$247	$309,227	$1,407,429	$(281)

THE RYDEX SERIES FUNDS ANNUAL REPORT	|	73

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Hedged Equity		International Rotation
	Fund		Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,
	2009	2008	2009	2008

From Operations
Net Investment Income (Loss)	$(106,320)	$1,113,346	$(69,427)	$529,027
Net Realized Gain (Loss) on Investments	(5,418,495)	(3,544,178)	(12,459,265)	(3,599,755)
Net Change in Unrealized Appreciation (Depreciation) on Investments	371,198	(1,020,817)	1,711,712	(1,105,436)

Net Increase (Decrease) in Net Assets from Operations	(5,153,617)	(3,451,649)	(10,816,980)	(4,176,164)

Distributions to Shareholders from:
Net Investment Income
A-Class	(10,647)	(256,063)	(222,092)	(270,789)
C-Class	(6,607)	(264,730)	(36,809)	(81,207)
H-Class	(15,229)	(1,297,480)	(82,115)	(153,426)
Realized Gain on Investments
A-Class	(10,009)	(7,986)	—	(159,929)
C-Class	(6,212)	(8,257)	—	(47,961)
H-Class	(14,317)	(40,467)	—	(90,614)

Total Distributions to Shareholders	(63,021)	(1,874,983)	(341,016)	(803,926)

Share Transactions

Proceeds from Shares Purchased
A-Class	8,403,689	2,946,000	13,321,711	23,067,035
C-Class	1,871,504	3,437,524	2,314,047	9,620,731
H-Class	18,923,075	16,601,499	16,964,284	34,841,686

Redemption Fees Collected
A-Class	1,783	981	37,342	14,179
C-Class	1,412	1,052	7,132	9,795
H-Class	5,469	4,573	18,492	43,318

Value of Shares Purchased through Dividend Reinvestment
A-Class	17,571	204,865	211,478	426,494
C-Class	12,390	254,071	33,381	127,790
H-Class	28,003	1,306,654	79,391	242,525

Cost of Shares Redeemed
A-Class	(10,562,563)	(3,858,525)	(13,369,859)	(7,500,179)
C-Class	(3,397,932)	(5,887,950)	(3,081,231)	(5,443,101)
H-Class	(13,121,584)	(26,587,232)	(23,868,370)	(19,608,491)

Net Increase (Decrease) in Net Assets From Share Transactions	2,182,817	(11,576,488)	(7,332,202)	35,841,782

Net Increase (Decrease) in Net Assets	(3,033,821)	(16,903,120)	(18,490,198)	30,861,692
Net Assets—Beginning of Period	27,441,778	44,344,898	30,861,692	—

Net Assets—End of Period	$24,407,957	$27,441,778	$12,371,494	$30,861,692

Undistributed Net Investment Income (Loss)—End of Period	$(9,084)	$32,482	$58,464	$(2,502,568)

74	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

Real Estate		Strengthening Dollar 2x		Weakening Dollar 2x
Fund		Strategy Fund		Strategy Fund
Year	Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended	Ended
March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
2009	2008	2009	2008	2009	2008

$501,756	$245,081	$(12,670)	$711,796	$(233,371)	$3,571,191
(16,037,272)	688,587	37,058,921	(7,852,075)	(24,249,781)	27,087,048

(1,439,418)	(6,818,462)	2,089,730	(1,750,940)	(7,721,955)	8,815,090

(16,974,934)	(5,884,794)	39,135,981	(8,891,219)	(32,205,107)	39,473,329

(144,592)	(19,151)	—	—	(563,952)	(4,162,016)
(40,558)	(19,174)	—	—	(559,337)	(3,293,861)
(149,849)	(29,207)	—	—	(2,397,352)	(19,472,969)

—	—	(4,678,494)	—	(1,218,098)	(2,766)
—	—	(2,786,283)	—	(1,208,128)	(2,190)
—	—	(22,537,927)	—	(5,178,115)	(12,945)

(334,999)	(67,532)	(30,002,704)	—	(11,124,982)	(26,946,747)

25,765,124	4,261,397	51,138,674	17,956,828	37,116,574	43,416,675
30,169,078	24,881,486	154,562,351	32,866,033	48,921,556	35,113,807
173,570,581	225,566,473	565,922,365	273,514,131	351,254,745	255,507,428

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

144,355	18,938	3,965,984	—	1,513,588	3,290,478
40,289	18,663	2,633,415	—	1,586,937	2,829,351
142,249	28,965	18,471,001	—	6,616,772	16,757,981

(23,438,672)	(9,310,916)	(49,015,442)	(13,972,483)	(35,907,820)	(48,841,856)
(29,844,314)	(27,239,102)	(159,351,996)	(28,379,029)	(57,728,584)	(31,865,100)
(174,149,097)	(233,291,275)	(600,208,154)	(249,841,075)	(371,086,031)	(287,257,877)

2,399,593	(15,065,371)	(11,881,802)	32,144,405	(17,712,263)	(11,049,113)

(14,910,340)	(21,017,697)	(2,748,525)	23,253,186	(61,042,352)	1,477,469
19,296,175	40,313,872	37,937,048	14,683,862	147,619,950	146,142,481

$4,385,835	$19,296,175	$35,188,523	$37,937,048	$86,577,598	$147,619,950

$171,104	$—	$—	$(1,856,737)	$—	$3,520,639

THE RYDEX SERIES FUNDS ANNUAL REPORT	|	75

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

			Net	Net Increase
			Realized	(Decrease)
			and	in Net								RATIOS TO
	NET ASSET	Net	Unrealized	Asset Value	Distributions	Distributions				NET ASSET		AVERAGE NET ASSETS:			Net Assets,
	VALUE,	Investment	Gains	Resulting	from Net	from Net		Redemption		VALUE,	Total		Net	Portfolio	End of
	BEGINNING	Income	(Losses) on	from	Investment	Realized	Total	Fees		END OF	Investment	Total	Investment	Turnover	Period (000’s
Year Ended	OF PERIOD	(Loss)†	Investments	Operations	Income	Gains	Distributions	Collected		PERIOD	Return†††	Expenses	Income (Loss)	Rate	omitted)

Multi-Cap Core Equity Fund A-Class
March 31, 2009	$11.79	$.12	$(4.98)	$(4.86)	$(.06)	$—	$(.06)	$.04		$6.91	(40.85)%	1.12%	1.17%	254%	$663
March 31, 2008	17.05	.10	(2.58)	(2.48)	(.02)	(2.76)	(2.78)	—	§	11.79	(15.78)%	1.21%	0.64%	149%	3,361
March 31, 2007	16.72	.05	1.38	1.43	—	(1.10)	(1.10)	—	§	17.05	8.89%	1.32%	0.32%	138%	5,680
March 31, 2006	15.01	(.01)	2.59	2.58	—	(.87)	(.87)	—		16.72	17.55%	1.66%	(0.08)%	168%	3,079
March 31, 2005	14.44	.02	1.16	1.18	—	(.61)	(.61)	—		15.01	8.16%	1.57%	0.16%	159%	906
Multi-Cap Core Equity Fund C-Class
March 31, 2009	11.14	.04	(4.68)	(4.64)	(.06)	—	(.06)	.04		6.48	(41.26)%	1.86%	0.42%	254%	5,659
March 31, 2008	16.39	(.02)	(2.45)	(2.47)	(.02)	(2.76)	(2.78)	—	§	11.14	(16.39)%	1.97%	(0.13)%	149%	15,906
March 31, 2007	16.24	(.09)	1.34	1.25	—	(1.10)	(1.10)	—	§	16.39	8.03%	2.12%	(0.54)%	138%	30,181
March 31, 2006	14.71	(.13)	2.53	2.40	—	(.87)	(.87)	—		16.24	16.68%	2.40%	(0.87)%	168%	30,981
March 31, 2005	14.27	(.10)	1.15	1.05	—	(.61)	(.61)	—		14.71	7.34%	2.31%	(0.71)%	159%	34,793
Multi-Cap Core Equity Fund H-Class
March 31, 2009	11.79	.11	(4.97)	(4.86)	(.06)	—	(.06)	.05		6.92	(40.77)%	1.11%	1.12%	254%	3,597
March 31, 2008	17.04	.09	(2.56)	(2.47)	(.02)	(2.76)	(2.78)	—	§	11.79	(15.73)%	1.23%	0.57%	149%	13,192
March 31, 2007	16.72	.03	1.39	1.42	—	(1.10)	(1.10)	—	§	17.04	8.83%	1.38%	0.18%	138%	41,562
March 31, 2006	15.01	(.02)	2.60	2.58	—	(.87)	(.87)	—		16.72	17.55%	1.64%	(0.11)%	168%	53,323
March 31, 2005	14.44	— §	1.18	1.18	—	(.61)	(.61)	—		15.01	8.16%	1.56%	0.03%	159%	51,139
Sector Rotation Fund A-Class
March 31, 2009	13.45	.01	(4.84)	(4.83)	—	—	—	—	§	8.62	(35.91)%	1.69%	0.13%	528%	31,925
March 31, 2008	14.08	(.01)	.30	.29	—	(.93)	(.93)	.01		13.45	1.50%	1.65%	(0.08)%	278%	49,148
March 31, 2007	14.15	(.01)	.38	.37	—	(.44)	(.44)	—	§	14.08	2.75%	1.64%	(0.09)%	373%	39,804
March 31, 2006	11.10	(.04)	3.09	3.05	—	—	—	—		14.15	27.48%	1.67%	(0.33)%	263%	30,593
March 31, 2005	10.45	(.02)	.67	.65	—	—	—	—		11.10	6.22%	1.63%	(0.19)%	262%	2,989
Sector Rotation Fund C-Class
March 31, 2009	12.85	(.07)	(4.61)	(4.68)	—	—	—	—	§	8.17	(36.42)%	2.44%	(0.66)%	528%	57,792
March 31, 2008	13.58	(.12)	.31	.19	—	(.93)	(.93)	.01		12.85	0.81%	2.41%	(0.80)%	278%	115,136
March 31, 2007	13.76	(.11)	.37	.26	—	(.44)	(.44)	—	§	13.58	2.02%	2.39%	(0.86)%	373%	118,422
March 31, 2006	10.87	(.12)	3.01	2.89	—	—	—	—		13.76	26.59%	2.41%	(0.95)%	263%	118,083
March 31, 2005	10.30	(.10)	.67	.57	—	—	—	—		10.87	5.53%	2.38%	(1.03)%	262%	54,604
Sector Rotation Fund H-Class
March 31, 2009	13.49	(— )§	(4.84)	(4.84)	—	—	—	—	§	8.65	(35.88)%	1.68%	(0.01)%	528%	76,080
March 31, 2008	14.12	(.02)	.31	.29	—	(.93)	(.93)	.01		13.49	1.50%	1.65%	(0.13)%	278%	178,949
March 31, 2007	14.18	(.02)	.40	.38	—	(.44)	(.44)	—	§	14.12	2.81%	1.65%	(0.16)%	373%	140,774
March 31, 2006	11.12	(.03)	3.09	3.06	—	—	—	—		14.18	27.52%	1.66%	(0.25)%	263%	246,029
March 31, 2005	10.45	(.03)	.70	.67	—	—	—	—		11.12	6.41%	1.64%	(0.31)%	262%	56,725
76	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

				Net	Net Increase
				Realized	(Decrease)								RATIOS TO
				and	in Net								AVERAGE NET ASSETS:
	NET ASSET	Net		Unrealized	Asset Value	Distributions	Distributions				NET ASSET								Net			Net Assets,
	VALUE,	Investment		Gains	Resulting	from Net	from Net		Redemption		VALUE,	Total							Investment		Portfolio	End of
	BEGINNING	Income		(Losses) on	from	Investment	Realized	Total	Fees		END OF	Investment	Total		Net		Operating		Income		Turnover	Period (000’s
Year Ended	OF PERIOD	(Loss)†		Investments	Operations	Income	Gains	Distributions	Collected		PERIOD	Return†††	Expenses		Expenses		Expenses††		(Loss)		Rate	omitted)

Absolute Return Strategies Fund A-Class
March 31, 2009	$24.61	$(.10)		$(4.37)	$(4.47)	$(.12)	$(.06)	$(.18)	$—	§	$19.96	(18.19)%	2.09%		2.09%		1.40%		(0.46)%		1,578%	$45,078
March 31, 2008	26.44	.58		(1.53)	(.95)	(.79)	(.09)	(.88)	—	§	24.61	(3.72)%	1.96%		1.96%		1.40%		2.18%		509%	42,193
March 31, 2007	25.52	.71		.80	1.51	(.38)	(.22)	(.60)	.01		26.44	6.05%	1.93%		1.93%		1.43%		2.74%		298%	41,771
March 31, 2006*	25.00	.29		.24	.53	(.07)	—	(.07)	.06		25.52	2.36%	1.87%	**	1.87%	**	1.45%	**	2.20%	**	127%	5,791
Absolute Return Strategies Fund C-Class
March 31, 2009	24.13	(.25)		(4.27)	(4.52)	(.12)	(.06)	(.18)	—	§	19.43	(18.76)%	2.82%		2.82%		2.15%		(1.09)%		1,578%	28,706
March 31, 2008	26.14	.37		(1.50)	(1.13)	(.79)	(.09)	(.88)	—	§	24.13	(4.46)%	2.71%		2.71%		2.15%		1.41%		509%	54,857
March 31, 2007	25.42	.51		.80	1.31	(.38)	(.22)	(.60)	.01		26.14	5.28%	2.66%		2.66%		2.16%		1.99%		298%	48,052
March 31, 2006*	25.00	.19		.24	.43	(.07)	—	(.07)	.06		25.42	1.96%	2.65%	**	2.65%	**	2.23%	**	1.42%	**	127%	7,352
Absolute Return Strategies Fund H-Class
March 31, 2009	24.63	(.07)		(4.40)	(4.47)	(.12)	(.06)	(.18)	—	§	19.98	(18.17)%	2.07%		2.07%		1.41%		(0.31)%		1,578%	63,229
March 31, 2008	26.46	.58		(1.53)	(.95)	(.79)	(.09)	(.88)	—	§	24.63	(3.71)%	1.95%		1.95%		1.39%		2.21%		509%	141,483
March 31, 2007	25.53	.72		.80	1.52	(.38)	(.22)	(.60)	.01		26.46	6.09%	1.90%		1.90%		1.40%		2.78%		298%	176,187
March 31, 2006*	25.00	.29		.25	.54	(.07)	—	(.07)	.06		25.53	2.40%	1.83%	**	1.83%	**	1.41%	**	2.18%	**	127%	30,796
Alternative Strategies Allocation Fund A-Class
March 31, 2009	24.84	.62		(5.69)	(5.07)	(.44)	(.03)	(.47)	.03		19.33	(20.39)%	0.00%		0.00%		0.00%		2.82%		88%	5,816
March 31, 2008*	25.00	—	§	(.16)	(.16)	—	—	—	—		24.84	(0.64)%	0.00%	**	0.00%	**	0.00%	**	0.16%	**à	—	1,121
Alternative Strategies Allocation Fund C-Class
March 31, 2009	24.83	.39		(5.60)	(5.21)	(.44)	(.03)	(.47)	.02		19.17	(21.00)%	0.75%		0.75%		0.75%		1.77%		88%	7,750
March 31, 2008*	25.00	(.01)		(.16)	(.17)	—	—	—	—		24.83	(0.68)%	0.68%	**à	0.68%	**à	0.68%	**à	(0.56)%	**à	—	152
Alternative Strategies Allocation Fund H-Class
March 31, 2009	24.84	.56		(5.63)	(5.07)	(.44)	(.03)	(.47)	.02		19.32	(20.43)%	0.00%		0.00%		0.00%		2.55%		88%	18,528
March 31, 2008*	25.00	—	§	(.16)	(.16)	—	—	—	—		24.84	(0.64)%	0.00%	**	0.00%	**	0.00%	**	0.12%	**à	—	3,893
Commodities Strategy Fund A-Class
March 31, 2009	32.68	—	§	(18.80)	(18.80)	(.70)	—	(.70)	.08		13.26	(57.55)%	1.52%		1.20%		1.20%		0.02%		390%	7,189
March 31, 2008	23.81	.68		8.27	8.95	(.22)	—	(.22)	.14		32.68	38.48%	1.51%		1.19%		1.19%		2.49%		405%	18,579
March 31, 2007	27.29	.63		(4.15)	(3.52)	—	—	—	.04		23.81	(12.75)%	1.46%		1.17%		1.17%		2.57%		672%	9,720
March 31, 2006*	25.00	.61		1.68	2.29	—	—	—	—		27.29	9.16%	1.71%	**	1.71%	**	1.71%	**	2.76%	**	—	8,751
Commodities Strategy Fund C-Class
March 31, 2009	31.96	(.06)		(18.43)	(18.49)	(.70)	—	(.70)	.09		12.86	(58.03)%	2.28%		1.95%		1.95%		(0.22)%		390%	4,072
March 31, 2008	23.47	.48		8.09	8.57	(.22)	—	(.22)	.14		31.96	37.41%	2.26%		1.94%		1.94%		1.79%		405%	10,793
March 31, 2007	27.10	.56		(4.23)	(3.67)	—	—	—	.04		23.47	(13.39)%	2.23%		1.94%		1.94%		2.23%		672%	4,169
March 31, 2006*	25.00	.42		1.68	2.10	—	—	—	—		27.10	8.40%	2.34%	**	2.34%	**	2.34%	**	1.79%	**	—	4,128
Commodities Strategy Fund H-Class
March 31, 2009	32.66	.13		(18.93)	(18.80)	(.70)	—	(.70)	.10		13.26	(57.52)%	1.52%		1.20%		1.20%		0.43%		390%	50,622
March 31, 2008	23.81	.60		8.30	8.90	(.22)	—	(.22)	.17		32.66	38.39%	1.51%		1.19%		1.19%		2.10%		405%	124,886
March 31, 2007	27.29	.77		(4.28)	(3.51)	—	—	—	.03		23.81	(12.75)%	1.49%		1.20%		1.20%		2.99%		672%	35,062
March 31, 2006*	25.00	.61		1.68	2.29	—	—	—	—		27.29	9.16%	1.57%	**	1.57%	**	1.57%	**	2.56%	**	—	29,028
Global Market Neutral Fund A-Class
March 31, 2009*	25.00	(—	)§	(.06)	(.06)	—	—	—	—		24.94	(0.24)%	2.00%	**à	2.00%	**à	2.00%	**à	(1.86%)	**	91%	11,023
Global Market Neutral Fund C-Class
March 31, 2009*	25.00	—	§	(.05)	(.05)	—	—	—	—		24.95	(0.20)%	1.75%	**à	1.75%	**à	1.75%	**à	0.14%	**	91%	— §§
Global Market Neutral Fund H-Class
March 31, 2009*	25.00	(—	)§	(.06)	(.06)	—	—	—	—		24.94	(0.24)%	2.00%	**à	2.00%	**à	2.00%	**à	(1.86%)	**	91%	3,751
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	77

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

			Net	Net Increase
			Realized	(Decrease)							RATIOS TO
			and	in Net							AVERAGE NET ASSETS:
	NET ASSET	Net	Unrealized	Asset Value	Distributions	Distributions			NET ASSET								Net			Net Assets,
	VALUE,	Investment	Gains	Resulting	from Net	from Net		Redemption	VALUE,	Total							Investment		Portfolio	End of
	BEGINNING	Income	(Losses) on	from	Investment	Realized	Total	Fees	END OF	Investment	Total		Net		Operating		Income		Turnover	Period (000’s
Year Ended	OF PERIOD	(Loss)†	Investments	Operations	Income	Gains	Distributions	Collected	PERIOD	Return†††	Expenses		Expenses		Expenses††		(Loss)		Rate	omitted)

Hedged Equity Fund A-Class
March 31, 2009	$22.90	$(.06)	$(5.37)	$(5.43)	$(.03)	$(.03)	$(.06)	$.01	$17.42	(23.66)%	2.14%		2.14%		1.40%		(0.28)%		1,448%	$2,222
March 31, 2008	26.29	.67	(2.94)	(2.27)	(1.09)	(.03)	(1.12)	—§	22.90	(8.98)%	2.04%		2.04%		1.41%		2.59%		433%	5,553
March 31, 2007	25.86	.82	.63	1.45	(.52)	(.51)	(1.03)	.01	26.29	5.82%	2.13%		2.13%		1.41%		3.15%		282%	7,086
March 31, 2006*	25.00	.26	.65	.91	(.09)	—	(.09)	.04	25.86	3.81%	2.10%	**	2.10%	**	1.44%	**	1.91%	**	159%	1,672
Hedged Equity Fund C-Class
March 31, 2009	22.46	(.22)	(5.24)	(5.46)	(.03)	(.03)	(.06)	.01	16.95	(24.26)%	2.88%		2.88%		2.15%		(1.06)%		1,448%	2,859
March 31, 2008	25.99	.48	(2.89)	(2.41)	(1.09)	(.03)	(1.12)	—§	22.46	(9.63)%	2.78%		2.78%		2.15%		1.89%		433%	5,226
March 31, 2007	25.76	.62	.63	1.25	(.52)	(.51)	(1.03)	.01	25.99	5.05%	2.89%		2.89%		2.17%		2.40%		282%	8,312
March 31, 2006*	25.00	.16	.65	.81	(.09)	—	(.09)	.04	25.76	3.41%	2.86%	**	2.86%	**	2.20%	**	1.16%	**	159%	2,957
Hedged Equity Fund H-Class
March 31, 2009	22.91	(.08)	(5.36)	(5.44)	(.03)	(.03)	(.06)	.01	17.42	(23.69)%	2.08%		2.08%		1.40%		(0.38)%		1,448%	19,327
March 31, 2008	26.30	.68	(2.95)	(2.27)	(1.09)	(.03)	(1.12)	—§	22.91	(8.97)%	2.03%		2.03%		1.40%		2.63%		433%	16,663
March 31, 2007	25.86	.81	.65	1.46	(.52)	(.51)	(1.03)	.01	26.30	5.86%	2.13%		2.13%		1.41%		3.14%		282%	28,947
March 31, 2006*	25.00	.26	.65	.91	(.09)	—	(.09)	.04	25.86	3.81%	2.07%	**	2.07%	**	1.41%	**	1.96%	**	159%	17,321
International Rotation Fund A-Class
March 31, 2009	22.93	(.05)	(8.84)	(8.89)	(.33)	—	(.33)	.05	13.76	(38.64)%	1.68%		1.68%		1.68%		(0.24)%		278%	6,818
March 31, 2008*	25.00	.53	(1.98)	(1.45)	(.41)	(.24)	(.65)	.03	22.93	(5.93)%	1.74%	**	1.74%	**	1.74%	**	3.68%	**	160%	13,483
International Rotation Fund C-Class
March 31, 2009	22.84	(.19)	(8.76)	(8.95)	(.33)	—	(.33)	.05	13.61	(39.06)%	2.43%		2.43%		2.43%		(1.00)%		278%	1,618
March 31, 2008*	25.00	.39	(1.96)	(1.57)	(.41)	(.24)	(.65)	.06	22.84	(6.29)%	2.49%	**	2.49%	**	2.49%	**	2.70%	**	160%	3,603
International Rotation Fund H-Class
March 31, 2009	22.94	(.03)	(8.86)	(8.89)	(.33)	—	(.33)	.05	13.77	(38.63)%	1.68%		1.68%		1.68%		(0.16)%		278%	3,936
March 31, 2008*	25.00	.45	(1.95)	(1.50)	(.41)	(.24)	(.65)	.09	22.94	(5.89)%	1.75%	**	1.75%	**	1.75%	**	3.19%	**	160%	13,775
Real Estate Fund A-Class
March 31, 2009	32.42	.74	(19.43)	(18.69)	(.90)	—	(.90)	—	12.83	(58.00)%	1.68%		1.68%		1.68%		2.81%		780%	1,554
March 31, 2008	42.16	.54	(10.05)	(9.51)	(.23)	—	(.23)	—	32.42	(22.59)%	1.64%		1.64%		1.64%		1.45%		832%	2,866
March 31, 2007	36.46	.46	5.53	5.99	(.17)	(.12)	(.29)	—	42.16	16.43%	1.61%		1.61%		1.61%		1.10%		762%	9,061
March 31, 2006	27.84	.64	8.18	8.82	—	(.20)	(.20)	—	36.46	31.75%	1.57%		1.57%		1.57%		2.02%		1,304%	375
March 31, 2005*	26.66	.09	1.24	1.33	(.03)	(.12)	(.15)	—	27.84	4.98%	1.54%	**	1.54%	**	1.54%	**	0.52%	**	1,773%	71
Real Estate Fund C-Class
March 31, 2009	31.44	.66	(18.87)	(18.21)	(.90)	—	(.90)	—	12.33	(58.28)%	2.42%		2.42%		2.42%		2.62%		780%	1,075
March 31, 2008	41.22	.29	(9.84)	(9.55)	(.23)	—	(.23)	—	31.44	(23.21)%	2.39%		2.39%		2.39%		0.78%		832%	2,290
March 31, 2007	35.93	.19	5.39	5.58	(.17)	(.12)	(.29)	—	41.22	15.53%	2.36%		2.36%		2.36%		0.48%		762%	5,469
March 31, 2006	27.64	.43	8.06	8.49	—	(.20)	(.20)	—	35.93	30.79%	2.36%		2.36%		2.36%		1.35%		1,304%	3,548
March 31, 2005	26.63	.41	.75	1.16	(.03)	(.12)	(.15)	—	27.64	4.35%	2.32%		2.32%		2.32%		1.52%		1,773%	1,293
Real Estate Fund H-Class
March 31, 2009	32.40	.61	(19.29)	(18.68)	(.90)	—	(.90)	—	12.82	(58.01)%	1.64%		1.64%		1.64%		2.14%		780%	1,757
March 31, 2008	42.14	.53	(10.04)	(9.51)	(.23)	—	(.23)	—	32.40	(22.60)%	1.64%		1.64%		1.64%		1.43%		832%	14,140
March 31, 2007	36.47	.54	5.42	5.96	(.17)	(.12)	(.29)	—	42.14	16.34%	1.62%		1.62%		1.62%		1.35%		762%	25,784
March 31, 2006	27.85	.57	8.25	8.82	—	(.20)	(.20)	—	36.47	31.74%	1.59%		1.59%		1.59%		1.78%		1,304%	49,591
March 31, 2005	26.65	.58	.77	1.35	(.03)	(.12)	(.15)	—	27.85	5.06%	1.58%		1.58%		1.58%		2.08%		1,773%	8,186
78	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

			Net	Net Increase
			Realized	(Decrease)						RATIOS TO
			and	in Net				NET		AVERAGE NET ASSETS:
	NET ASSET	Net	Unrealized	Asset Value	Distributions	Distributions		ASSET				Net			Net Assets,
	VALUE,	Investment	Gains	Resulting	from Net	from Net		VALUE,	Total			Investment		Portfolio	End of
	BEGINNING	Income	(Losses) on	from	Investment	Realized	Total	END OF	Investment	Total		Income		Turnover	Period (000’s
Year Ended	OF PERIOD	(Loss)†	Investments	Operations	Income	Gains	Distributions	PERIOD	Return†††	Expenses		(Loss)		Rate	omitted)

Strengthening Dollar 2x Strategy Fund A-Class
March 31, 2009	$19.85	$.02	$6.50	$6.52	$—	$(6.73)	$(6.73)	$19.64	30.59%	1.69%		0.07%		—	$7,314
March 31, 2008	25.35	.39	(5.89)	(5.50)	—	—	—	19.85	(21.70)%	1.66%		1.73%		—	2,795
March 31, 2007	27.74	.91	(3.30)	(2.39)	—	—	—	25.35	(8.62)%	1.66%		3.53%		—	108
March 31, 2006*	25.00	.50	2.37	2.87	(.13)	—	(.13)	27.74	11.47%	1.68%	**	2.17%	**	—	91
Strengthening Dollar 2x Strategy Fund C-Class
March 31, 2009	19.42	(.14)	6.46	6.32	—	(6.73)	(6.73)	19.01	30.36%	2.44%		(0.66)%		—	5,728
March 31, 2008	24.99	.42	(5.99)	(5.57)	—	—	—	19.42	(22.29)%	2.40%		1.84%		—	6,131
March 31, 2007	27.56	.70	(3.27)	(2.57)	—	—	—	24.99	(9.33)%	2.40%		2.75%		—	2,630
March 31, 2006*	25.00	.36	2.33	2.69	(.13)	—	(.13)	27.56	10.75%	2.41%	**	1.51%	**	—	769
Strengthening Dollar 2x Strategy Fund H-Class
March 31, 2009	19.83	.02	6.44	6.46	—	(6.73)	(6.73)	19.56	30.25%	1.69%		0.08%		—	22,147
March 31, 2008	25.33	.57	(6.07)	(5.50)	—	—	—	19.83	(21.71)%	1.66%		2.44%		—	29,011
March 31, 2007	27.71	.90	(3.28)	(2.38)	—	—	—	25.33	(8.59)%	1.66%		3.47%		—	11,946
March 31, 2006*	25.00	.51	2.33	2.84	(.13)	—	(.13)	27.71	11.35%	1.66%	**	2.19%	**	—	7,270
Weakening Dollar 2x Strategy Fund A-Class
March 31, 2009	29.27	(.07)	(8.77)	(8.84)	(1.28)	(2.77)	(4.05)	16.38	(29.87)%	1.69%		(0.30)%		—	17,642
March 31, 2008	26.18	.70	7.17	7.87	(4.78)	(— )§	(4.78)	29.27	32.49%	1.67%		2.51%		—	22,148
March 31, 2007	22.70	.91	2.57	3.48	—	—	—	26.18	15.33%	1.65%		3.63%		—	21,502
March 31, 2006*	25.00	.51	(2.67)	(2.16)	(.14)	—	(.14)	22.70	(8.65)%	1.70%	**	2.66%	**	—	2,989
Weakening Dollar 2x Strategy Fund C-Class
March 31, 2009	28.53	(.21)	(8.54)	(8.75)	(1.28)	(2.77)	(4.05)	15.73	(30.37)%	2.45%		(0.93)%		—	8,687
March 31, 2008	25.81	.43	7.07	7.50	(4.78)	(— )§	(4.78)	28.53	31.47%	2.41%		1.57%		—	21,604
March 31, 2007	22.55	.71	2.55	3.26	—	—	—	25.81	14.46%	2.40%		2.87%		—	14,160
March 31, 2006*	25.00	.34	(2.65)	(2.31)	(.14)	—	(.14)	22.55	(9.25)%	2.46%	**	1.79%	**	—	3,916
Weakening Dollar 2x Strategy Fund H-Class
March 31, 2009	29.25	(.03)	(8.80)	(8.83)	(1.28)	(2.77)	(4.05)	16.37	(29.86)%	1.70%		(0.13)%		—	60,249
March 31, 2008	26.18	.68	7.17	7.85	(4.78)	(— )§	(4.78)	29.25	32.41%	1.67%		2.45%		—	103,867
March 31, 2007	22.69	.90	2.59	3.49	—	—	—	26.18	15.38%	1.65%		3.60%		—	110,480
March 31, 2006*	25.00	.49	(2.66)	(2.17)	(.14)	—	(.14)	22.69	(8.69)%	1.68%	**	2.53%	**	—	51,710

*	Since the commencement of operations:

September 1, 2004 — Real Estate Fund A-Class;

May 25, 2005 — Commodities Strategy Fund A-Class, C-Class, and H-Class, Strengthening Dollar 2x Strategy Fund A-Class, C-Class and H-Class and Weakening Dollar 2x Strategy Fund A-Class, C-Class and H-Class;

September 19, 2005 — Absolute Return Strategies Fund A-Class, C-Class and H Class and Hedged Equity Fund A-Class, C-Class and H-Class;

March 2, 2007 — Managed Futures Fund A-Class, C-Class and H-Class;

August 31, 2007 — International Rotation Fund A-Class, C-Class and H Class;

March 7, 2008 — Alternative Strategies Allocation Fund A-Class, C-Class and H-Class;

March 30, 2009 — Global Market Neutral Fund A-Class, C-Class and H-Class.

**	Annualized

†	Calculated using the average daily shares outstanding for the year.

††	Operating Expenses exclude short dividends expense.

†††	Total investment return does not reflect the impact of any applicable sales charges and has not been annualized.

à	Due to the limited length of Fund operations, ratios for this period are not indicative of future class performance.

§	Less than $.01 per share.

§§	Less than $1,000 in Net Assets.
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1.   Organization and Significant Accounting Policies
Organization
The Rydex Series Funds (the “Trust”) is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-ended investment company. The Trust offers five separate classes of shares, Investor Class shares, Advisor Class shares, A-Class shares, C-Class shares, and H-Class shares. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Sales of shares of each Class are made without a sales charge at the NAV, with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge, except for the U.S. Government Money Market Fund. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% CDSC if shares are redeemed within 18 months of purchase.
At March 31, 2009, the Trust consisted of fifty-five separate funds. This report covers the Alternative Strategy Funds (the “Funds”), while the other funds are contained in separate reports.
The Alternative Strategies Allocation Fund is a “fund of funds,” which means that the Fund seeks to achieve its investment objective by investing primarily in other Rydex mutual funds (the “underlying funds”) instead of individual securities.
The Global Market Neutral Fund invests in long and short positions, ADRs from all over the world that generally have a minimum market capitalization of $500 million, although the Fund may invest in companies with smaller market capitalizations.
As of March 31, 2009, only A-Class, C-Class and H-Class shares had been issued in the Funds. All share classes of the Multi-Cap Core Equity Fund, Sector Rotation Fund, Absolute Return Strategies Fund, Alternative Strategies Allocation Fund, Commodities Strategy Fund, Global Market Neutral Fund, Hedged Equity Fund and International Rotation Fund are subject to a 1% redemption fee when shares are redeemed within 30 days of purchase.
Valu-Trac Investment Management Limited and Security Global Investors, LLC, (“SGI”) serve as the investment sub-advisors to the International Rotation Fund and the Global Market Neutral Fund, respectively. The sub-advisor is responsible for the development and ongoing maintenance of the investment management strategy utilized by that Fund.
Rydex Investments provides advisory, transfer agent and administrative services, and accounting services to the Trust. Rydex Distributors, Inc. (the “Distributor”) acts as principal underwriter for the Trust. Both Rydex Investments and the Distributor are affiliated entities.
Significant Accounting Policies
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
A. Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date.
Listed options held by the Trust are valued at the Official Settlement Price listed by the exchange. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter options held by the Trust are valued using the average bid price (for long options), or average ask price (for short options) obtained from one or more security dealers.
The value of futures contracts purchased and sold by the Trust is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the last quoted sales price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.
Debt securities with a maturity greater than 60 days are valued at the last traded fill price at the close of business, unless no trades were executed. If there are no trades, a security is valued at the reported bid price, at the close of business. Short-term debt securities, with

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a maturity of 60 days or less are valued at amortized cost, which approximates market value.
Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.
The value of domestic equity index swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the index that the swap pertains to at the close of the NYSE. The swap’s market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.
The value of foreign equity and currency index swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the price at which orders are being filled at the close of the NYSE. In the event that no order is filled at 4:00 p.m., the security dealer provides a fair value quote at which the swap agreement is valued. The swap’s market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.
Structured notes are valued in accordance with the terms of their agreement at the value of the underlying index close, adjusted for any interest accruals and financing charges. If the securities comprising the underlying index cease trading before a Fund’s close of business, the index will be fair valued with the use of an appropriate market indicator.
Investments, for which market quotations are not readily available, are fair valued as determined in good faith by Rydex Investments under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) other information and considerations, including current values in related-markets.
B. Securities transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.
C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles.
D. When a Fund engages in a short sale of an equity or fixed income security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account. Fees, if any, paid to brokers to borrow securities in connection with short sales are considered part of the cost of short sale transactions. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the treasury obligation to the lender and records this as an expense. Short dividends or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Funds may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short or incur rebate charges to borrow certain securities.
E. Upon the purchase of an option by a Fund, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, that Fund will realize a loss in the amount of the cost of the option. When a Fund enters into a closing sale transaction, that Fund will realize a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. When a Fund exercises a put option, that Fund will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will

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be decreased by the premium originally paid. When a Fund exercises a call option, the cost of the security purchased by that Fund upon exercise will be increased by the premium originally paid. When a Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked to-market to reflect the current value of the option written. When a written option expires, or if a Fund enters into a closing purchase transaction, that Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).
F. The Trust may enter into stock and bond index future contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specified future delivery date and at a specific price. Upon entering into a contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
G. The Trust may enter into domestic equity index and domestic currency index swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities, equity index or domestic currency index, in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities, equity index or domestic currency index. Swap agreements are used to obtain exposure to an equity or market without owning or taking physical custody of securities. The swap agreements are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.
H. The Trust may invest in structured notes, which are over-the-counter contracts linked to the performance of an underlying benchmark such as interest rates, equity markets, equity indices, commodities indices, corporate credits or foreign exchange markets. A structured note is a type of bond in which an issuer borrows money from investors and pays back the principal, adjusted for performance of the underlying benchmark, at a specified maturity date. In addition, the contract may require periodic interest payments. Structured notes are used to obtain exposure to a market without owning or taking physical custody of securities or commodities.
Fluctuations in value of the structured notes are recorded as unrealized gains and losses in the accompanying financial statements. Coupon payments are recorded as income while net payments are recorded as net realized gains or losses.
I. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain and loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.
J. The Trust may enter into forward currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the corresponding unrealized gain or loss on the contracts, as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. At March 31, 2009, none of the Funds held forward currency contracts.
K. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on

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NOTES TO FINANCIAL STATEMENTS (continued)

the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity. The Funds may also purchase American Depository Receipts, U.S. Government securities, and enter into repurchase agreements.
L. The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate. Segregated cash with the broker is held as collateral for investments in derivative instruments such as futures contracts and index swap agreements.
M. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the Classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution fees related to A-Class shares and H-Class shares and service and distribution fees related to C-Class shares, are charged directly to such Classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.
N. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
2.   Financial Instruments
As part of its investment strategy, the Trust may utilize short sales and a variety of derivative instruments including, options, futures, options on futures, structured notes and swap agreements. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities.
A short sale is a transaction in which a Fund sells an equity or fixed income security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, that Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, that Fund will realize a loss on the transaction.
The risk of such price increases is the principal risk of engaging in short sales.
The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that a Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a covered put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability to perform.
There are several risks in connection with the use of futures contracts. Risks may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
There are several risks associated with the use of structured notes. Structured notes are leveraged, thereby providing an exposure to the underlying benchmark greater than the face amount and increasing the volatility of each note relative to the change in the underlying linked financial instrument. A highly liquid secondary market may not exist for the structured notes a Fund invests in, which may make it difficult for that Fund to sell the structured notes it holds at an acceptable price or to accurately value them. In addition, structured notes are subject to the risk that the counterparty to the instrument, or issuer, might not pay interest when due or repay principal at maturity of the obligation. Although the Trust will not invest in any structured notes unless Rydex Investments believes that the issuer is creditworthy, a Fund does bear the risk of loss of the amount expected to be received in the event of the default or bankruptcy of the issuer.
There are several risks associated with the use of swap agreements that are different from those associated with ordinary portfolio securities transactions, due to the fact they could be considered illiquid. Although the Trust will not enter into any swap agreement unless Rydex Investments believes that the other party to the transaction is creditworthy, the Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of the agreement counterparty.

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NOTES TO FINANCIAL STATEMENTS (continued)

In conjunction with the use of short sales, options, futures, options on futures, structured notes and swap agreements, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes, or the repurchase agreements allocated to each Fund.
The risks inherent in the use of short sales, options, futures contracts, options on futures contracts, structured notes, and swap agreements, include i) adverse changes in the value of such instruments; ii) imperfect correlation between the price of the instruments and movements in the price of the underlying securities, indices, or futures contracts; iii) the possible absence of a liquid secondary market for any particular instrument at any time; and iv) the potential of counterparty default. The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.
There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risk may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.
The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.
Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor’s®, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by Rydex Investments, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries. The Fund may also be subject to this risk with respect to its investments in derivatives or other securities or financial instruments whose returns are related to the returns of emerging market securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

3.   Call Options Written
Transactions in options written during the year ended March 31, 2009, were as follows:

	Absolute Return Strategies Fund		Hedged Equity Fund
	Number of	Premiums	Number of	Premiums
	Contracts	Received	Contracts	Received

Options outstanding at March 31, 2008	119	$2,468,798	19	$394,178
Options written	12,364	24,592,301	1,213	4,940,337
Options terminated in closing purchase transactions	(5,738)	(20,307,428)	(592)	(4,135,273)
Options expired	(4,875)	(6,410,988)	(360)	(1,154,441)
Options exercised	(1,870)	(342,684)	(280)	(44,800)

Options outstanding at March 31, 2009	—	$—	—	$—
4.   Fees And Other Transactions With Affiliates
Under the terms of an investment advisory contract, the Trust pays Rydex Investments investment advisory fees calculated at an annualized rate of 0.75% of the average daily net assets of the Commodities Strategy Fund; 0.85% of the average daily net assets of the Real Estate Fund; 0.90% of the average daily net assets of the Sector Rotation Fund, the International Rotation Fund, the Strengthening Dollar 2x Strategy Fund, and the Weakening Dollar 2x Strategy Fund, 1.15% of the average daily net assets of the Absolute Return Strategies Fund and the Hedged Equity Fund, and 1.20% of the average daily net assets of the Global Market Neutral Fund. The Alternative Strategies Allocation Fund does not pay Rydex Investments a management fee.
Under the terms of the investment advisory contract, Multi-Cap Core Equity Fund pays Rydex Investments a base management fee of 0.70% of the average daily net assets; that is subject to a performance adjustment so that base fee can increase or decrease, depending on the investment performance of the Fund relative to the Russell 3000® Index (the “Index”). The maximum annualized performance adjustment is +/- 0.20% of the performance period. The performance comparison is made for a rolling 12-month period, with performance adjustments made at the end of each month. The 12-month comparison period will roll over with each succeeding month, so that it will always equal 12 months, ending with the month for which the performance adjustment is being computed. For the year ended March 31, 2009, the effective management fee was 0.32% of the Fund’s average daily net assets.
Effective May 1, 2006, Rydex Investments has contractually agreed to waive its advisory fee to the extent necessary to limit the ordinary operating expenses of the Commodities Strategy Fund (but excluding interest expenses, brokerage commissions and extraordinary expenses) to not more than 1.20%, 1.95%, and 1.20% per annum of the average monthly net assets of the A-Class, C-Class, and H-Class of the Fund (the “Contractual Fee Waiver”). The Contractual Fee Waiver may not be modified or eliminated prior to August 1, 2009, except with the approval of the Board of Trustees. There is no guarantee that the contractual fee waiver will continue beyond August 1, 2009.
As part of its agreement with the Trust, Rydex Investments will pay all expenses of the Absolute Return Strategies Fund and Hedged Equity Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, and extraordinary expenses.
Rydex Investments manages the investment and reinvestment of the assets of the Alternative Strategies Allocation Fund in accordance with the investment objectives, policies, and limitations of the Fund. As part of its agreement with the Trust, Rydex Investments will pay all expenses of the Fund, including the cost of transfer agency, fund administration, audit and other services, excluding interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses, and extraordinary expenses. The Fund indirectly bears a proportionate share of the total operating expenses (including investment management, shareholder servicing, custody, transfer agency, audit and other underlying fund expenses) of the underlying funds in which the Fund invests. In addition, some underlying funds charge redemption fees if a shareholder, including a Fund, redeems shares before the end of the funds’ requisite holding period. Therefore, if the Fund sells shares of an underlying fund that is subject to a redemption fee, that Fund will be responsible for paying the redemption fee to the underlying funds.
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Rydex Investments provides transfer agent and administrative services to the Funds for fees calculated at an annualized rate of 0.25% of the average daily net assets of each Fund. Fees related to the Absolute Return Strategies Fund, Alternative Strategies Allocation Fund, and Hedged Equity Fund are paid by Rydex Investments, as previously noted.
Rydex Investments provides accounting services to the Trust calculated at an annualized rate of 0.10% on the first $250 million of the average daily net assets, 0.075% on the next $250 million of the average daily net assets, 0.05% on the next $250 million of the average daily net assets, and 0.03% on the average daily net assets over $750 million of each Fund. Fees related to the Absolute Return Strategies Fund, Alternative Strategies Allocation Fund, and Hedged Equity Fund are paid by Rydex Investments, as previously noted.
Rydex Investments engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses vary from Fund to Fund and are allocated to the Funds based on relative net assets. Certain expenses allocated to the Absolute Return Strategies Fund, Alternative Strategies Allocation Fund, and Hedged Equity Fund are paid by Rydex Investments, as previously noted.
The Trust has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which the Distributor and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. The Distributor, in turn, will pay the Service Provider out of its fees. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services.
The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 0.75% of the Alternative Strategies Allocation Fund and 1.00% of the remaining Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates the shareholder’s financial advisor for providing on-going services to the shareholder. The annual distribution fee of 0.50% for Alternative Strategies Allocation Fund and 0.75% for the remaining Funds reimburses the Distributor for paying the shareholder’s financial advisor an on-going sales commission. The Distributor advances the first year’s service and distribution fees to the financial advisor. The Distributor retains the service and distribution fees on accounts with no authorized dealer of record.
The Alternative Strategies Allocation Fund has not adopted a Distribution Plan and a Shareholder Services Plan with respect to A-Class shares and H-Class shares. Instead, the Fund invests in underlying funds that have a distribution plan that allows the underlying funds to pay distribution fees to the Distributor and other firms that provide distribution services (“Service Providers”). The underlying funds will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act, as amended. If a Service Provider provides distribution or shareholder services, the Distributor will, in turn, pay the Service Provider for the services it provides at an annual rate not to exceed 0.25% of the average daily net assets of a Fund.
For the year ended March 31, 2009, the Distributor retained sales charges of $688,103 relating to sales of A-Class shares of the Trust.
Certain officers and trustees of the Trust are also officers of Rydex Investments and the Distributor.
5.   Federal Income Tax Information
The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all net investment income and capital gains to shareholders. Therefore, no Federal income tax provision has been recorded.
Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (fiscal years 2006 — 2009), and has concluded that no provision for income tax was required in the Funds’ financial statements.
Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, losses deferred due to post-October losses, unsettled short sales and excise tax regulations.

86	|	THE RYDEX SERIES FUNDS ANNUAL REPORT
7

NOTES TO FINANCIAL STATEMENTS (continued)

Permanent book and tax basis differences, if any, will result in reclassifications. This may include net operating losses not utilized during the current period, capital loss carryforward expired, and the utilization of earnings and profits distributed to the shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. These reclassifications have no effect on net assets or net asset values per share. Any undistributed ordinary income or long-term capital gain remaining at fiscal year end is distributed in the following year.
The Funds’ tax basis capital gains and losses are determined only at the end of each fiscal year. Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended March 31, 2009, the following Fund offset net realized capital gains with capital losses from previous years:

Fund	Amount
Strengthening Dollar 2x Strategy Fund	$152,230
The tax character of distributions paid during the year ended March 31, 2009, was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions

Multi-Cap Core Equity Fund	$150,000	$—	$150,000
Sector Rotation Fund	—	—	—
Absolute Return Strategies Fund	1,270,043	106,765	1,376,808
Alternative Strategies Allocation Fund	733,685	—	733,685
Commodities Strategy Fund	1,407,429	—	1,407,429
Global Market Neutral Fund	—	—	—
Hedged Equity Fund	57,229	5,792	63,021
International Rotation Fund	341,016	—	341,016
Real Estate Fund	334,999	—	334,999
Strengthening Dollar 2x Strategy Fund	16,926,126	13,076,578	30,002,704
Weakening Dollar 2x Strategy Fund	8,851,201	2,273,781	11,124,982
The tax character of distributions paid during the year ended March 31, 2008, was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions

Multi-Cap Core Equity Fund	$3,661,114	$4,699,874	$8,360,988
Sector Rotation Fund	12,569,597	13,606,294	26,175,891
Absolute Return Strategies Fund	9,533,830	1,014,038	10,547,868
Alternative Strategies Allocation Fund	—	—	—
Commodities Strategy Fund	450,893	—	450,893
Hedged Equity Fund	1,818,273	56,710	1,874,983
International Rotation Fund	663,835	140,091	803,926
Real Estate Fund	67,532	—	67,532
Strengthening Dollar 2x Strategy Fund	—	—	—
Weakening Dollar 2x Strategy Fund	26,928,846	17,901	26,946,747
The tax character of distributable earnings/(accumulated losses) at March 31, 2009, was as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary	Long-Term	Appreciation/	Capital Loss
Fund	Income	Capital Gain	(Depreciation)	Carryforward

Multi-Cap Core Equity Fund	$11,703	$—	$(2,290,500)	$(5,307,599)[1]
Sector Rotation Fund	—	—	(1,657,312)	(85,674,709)[1]
Absolute Return Strategies Fund	—	—	(11,055,642)	(46,616,917)[1]
Alternative Strategies Allocation Fund	—	—	(3,408,305)	—
Commodities Strategy Fund	309,231	—	(2,996,626)	(1,156,141)[2]
Global Market Neutral Fund	—	—	(32,367)	—
Hedged Equity Fund	—	—	(1,142,500)	(7,921,143)[1]
International Rotation Fund	58,464	—	42,572	(13,450,524)[1]
Real Estate Fund	171,103	—	(7,897,689)	(6,482,362)[1]
Strengthening Dollar 2x Strategy Fund	—	—	—	—
Weakening Dollar 2x Strategy Fund	—	—	—	(31,971,735)[1]
Capital Loss Carryforward amounts may be limited due to Treasury Regulations.
1  Expires in 2017.
2  $533,762 expires in 2015 and $622,379 expires in 2017.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	87
8

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2009, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain (Loss)

Multi-Cap Core Equity Fund	$12,133,840	$149,998	$(2,440,498)	$(2,290,500)
Sector Rotation Fund	167,099,126	7,486,177	(9,143,489)	(1,657,312)
Absolute Return Strategies Fund	127,087,519	—	(11,419,939)	(11,419,939)
Alternative Strategies Allocation Fund	35,519,829	28,714	(3,437,019)	(3,408,305)
Commodities Strategy Fund	64,361,001	—	(2,996,626)	(2,996,626)
Global Market Neutral Fund	28,188,553	10,166	(26,515)	(16,349)
Hedged Equity Fund	20,519,661	—	(1,247,263)	(1,247,263)
International Rotation Fund	9,940,563	—	(15,838)	(15,838)
Real Estate Fund	12,425,396	—	(7,897,689)	(7,897,689)
Strengthening Dollar 2x Strategy Fund	46,695,156	—	—	—
Weakening Dollar 2x Strategy Fund	64,822,055	—	—	—
Post-October Losses Deferred
Pursuant to Federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2009, the following amounts of realized capital losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until April 1, 2009:

Fund	Currency	Capital

Multi-Cap Core Equity Fund	$—	$(5,278,439)
Sector Rotation Fund	—	(65,777,078)
Absolute Return Strategies Fund	(103,884)	(1,627,011)
Alternative Strategies Allocation Fund	—	(5,415,787)
Commodities Strategy Fund	—	(24,126,329)
Hedged Equity Fund	(9,084)	(568,976)
International Rotation Fund	—	(2,790,012)
Real Estate Fund	—	(5,652,947)
Strengthening Dollar 2x Strategy Fund	—	(12,407,143)
6.   Repurchase Agreements
The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Fund’s custodian and is evaluated to ensure that its market value exceeds at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.
The repurchase agreements executed by the joint account and outstanding at March 31, 2009, were as follows:

Counterparty	Terms of Agreement	Face Value	Market Value	Repurchase Price

Credit Suisse Group	0.15% due 04/01/09	$1,148,344,725	$1,148,344,725	$1,148,349,509
Mizuho Financial Group, Inc.	0.16% due 04/01/09	424,587,235	424,587,235	424,589,122
Morgan Stanley	0.05% due 04/01/09	28,000,000	28,000,000	28,000,039

			$1,600,931,960	$1,600,938,670

88	|	THE RYDEX SERIES FUNDS ANNUAL REPORT
9

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2009, the collateral for the repurchase agreements in the joint account was as follows:

Security Type	Maturity Dates	Range of Rates	Par Value	Market Value

U.S. Treasury Notes	07/15/10 - 08/15/17	1.13% - 4.75%	$990,145,000	$1,082,422,034
U.S. Treasury Bills	07/30/09 - 09/10/09	—	433,606,900	433,079,078
U.S. Treasury Bond	02/15/38	4.38%	78,470,000	88,892,208
U.S. TIP Note	07/15/14	2.00%	24,573,000	28,560,324

				$1,632,953,644

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.
7.   Fair Value Measurement
Effective April 1, 2008, the Funds adopted Statement of Financial Accounting Standard No. 157 (“FAS 157”) Fair Value Measurement which provided enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications.
Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels:
Level 1 — quoted prices in active markets for identical securities.
Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the inputs used to value the Funds’ net assets at March 31, 2009:

	Level 1	Level 1		Level 2	Level 2		Level 3	Level 3
	Investments	Other Financial		Investments	Other Financial		Investments	Other Financial
Fund	In Securities	Instruments	*	In Securities	Instruments	*	In Securities	Instruments	*	Total

Assets
Multi-Cap Core Equity Fund	$9,843,340	$—		$—	$—		$—	$—		$9,843,340
Sector Rotation Fund	165,441,814	—		—	—		—	—		165,441,814
Absolute Return Strategies Fund	115,667,580	874,190		—	538,652		—	—		117,080,422
Alternative Strategies Allocation Fund	32,111,524	—		—	—		—	—		32,111,524
Commodities Strategy Fund	44,638,093	—		16,726,282	—		—	—		61,364,375
Global Market Neutral Fund	28,172,204	—		—	—		—	—		28,172,204
Hedged Equity Fund	19,272,398	345,251		—	208,239		—	—		19,825,888
International Rotation Fund	9,924,725	—		—	619,515		—	—		10,544,240
Real Estate Fund	4,527,707	—		—	—		—	—		4,527,707
Strengthening Dollar 2x Strategy Fund	21,695,156	—		25,000,000	106,930		—	—		46,802,086
Weakening Dollar 2x Strategy Fund	64,822,055	—		—	5,348,386		—	—		70,170,441
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	89
10

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1	Level 1		Level 2	Level 2		Level 3	Level 3
	Investments	Other Financial		Investments	Other Financial		Investments	Other Financial
Fund	In Securities	Instruments	*	In Securities	Instruments	*	In Securities	Instruments	*	Total

Liabilities
Multi-Cap Core Equity Fund	$—	$—		$—	$—		$—	$—		$—
Sector Rotation Fund	—	—		—	—		—	—		—
Absolute Return Strategies Fund	16,362,154	—		—	—		—	—		16,362,154
Alternative Strategies Allocation Fund	—	—		—	—		—	—		—
Commodities Strategy Fund	—	—		—	—		—	—		—
Global Market Neutral Fund	12,997,742	—		—	—		—	—		12,997,742
Hedged Equity Fund	4,475,774	—		—	—		—	—		4,475,774
International Rotation Fund	—	—		—	—		—	—		—
Real Estate Fund	—	—		—	—		—	—		—
Strengthening Dollar 2x Strategy Fund	—	—		—	13,895		—	—		13,895
Weakening Dollar 2x Strategy Fund	—	—		—	—		—	—		—

*	Other financial instruments may include forward foreign currency contracts, futures and/or swaps, which are reported as unrealized gain/loss at period end.
8.   Securities Transactions
For the year ended March 31, 2009, the cost of purchases and proceeds from sales of investment securities, excluding short-term and temporary cash investments, were:

				Alternative		Global
	Multi-Cap		Absolute Return	Strategies	Commodities	Market
	Core Equity	Sector Rotation	Strategies	Allocation	Strategy	Neutral
	Fund	Fund	Fund	Fund	Fund	Fund

Purchases	$51,418,504	$1,596,538,453	$1,493,050,252	$55,258,031	$220,802,114	$28,188,271
Sales	$62,640,880	$1,614,487,747	$1,570,466,206	$20,812,245	$220,659,942	$12,990,139

				Strengthening	Weakening
		International		Dollar	Dollar
	Hedged Equity	Rotation	Real Estate	2x Strategy	2x Strategy
	Fund	Fund	Fund	Fund	Fund

Purchases	$156,223,844	$15,235,287	$160,576,513	$—	$—
Sales	$165,949,397	$24,411,980	$157,397,072	$—	$—
90	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

9.   Share Transactions
The Trust is authorized to issue an unlimited number of shares (no par value). Transactions in shares for the years presented were:

	Shares Purchased			Purchased through Dividend Reinvestment		Shares Redeemed			Net Shares Purchased (Redeemed)
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	March 31,	March 31,		March 31,	March 31,	March 31,	March 31,		March 31,	March 31,
	2009	2008		2009	2008	2009	2008		2009	2008

Multi-Cap Core Equity Fund
A-Class	1,175,672	183,758		907	45,561	(1,365,614)	(277,562)		(189,035)	(48,243)
C-Class	188,261	578,996		8,488	309,961	(751,472)	(1,303,090)		(554,723)	(414,133)
H-Class	1,077,659	450,833		11,340	251,651	(1,687,556)	(2,022,499)		(598,557)	(1,320,015)
Sector Rotation Fund
A-Class	3,770,906	2,515,971		—	180,762	(3,720,927)	(1,870,200)		49,979	826,533
C-Class	1,427,758	2,985,049		—	507,269	(3,318,021)	(3,247,704)		(1,890,263)	244,614
H-Class	14,854,667	17,462,062		—	944,333	(19,321,635)	(15,112,460)		(4,466,968)	3,293,935
Absolute Return Strategies Fund
A-Class	2,922,719	1,539,342		18,264	61,772	(2,397,397)	(1,466,196)		543,586	134,918
C-Class	291,626	1,299,950		14,651	81,715	(1,101,599)	(946,572)		(795,322)	435,093
H-Class	1,687,547	3,737,413		27,892	233,503	(4,295,385)	(4,883,815)		(2,579,946)	(912,899)
Alternative Strategies Allocation Fund
A-Class	496,706	45,145	*	7,218	—	(248,075)	(36)	*	255,849	45,109	*
C-Class	458,968	6,211	*	8,106	—	(68,909)	(76)	*	398,165	6,135	*
H-Class	1,574,081	156,802	*	18,891	—	(790,802)	(60)	*	802,170	156,742	*
Commodities Strategy Fund
A-Class	1,527,572	735,802		24,438	4,195	(1,578,531)	(579,667)		(26,521)	160,330
C-Class	459,367	468,782		9,336	2,792	(489,811)	(311,479)		(21,108)	160,095
H-Class	9,123,069	9,361,274		54,114	9,632	(9,183,624)	(7,020,121)		(6,441)	2,350,785
Global Market Neutral Fund*
A-Class	443,082	—		—	—	(1,175)	—		441,907	—
C-Class	1	—		—	—	—	—		1	—
H-Class	150,661	—		—	—	(289)	—		150,372	—
Hedged Equity Fund
A-Class	425,570	111,860		981	8,201	(541,461)	(147,120)		(114,910)	(27,059)
C-Class	98,968	134,682		709	10,345	(163,744)	(232,135)		(64,067)	(87,108)
H-Class	1,022,465	629,575		1,563	52,308	(641,932)	(1,055,321)		382,096	(373,438)
International Rotation Fund
A-Class	616,941	873,569		14,308	16,911	(724,025)	(302,363)		(92,776)	588,117
C-Class	131,088	371,274		2,280	5,073	(172,302)	(218,555)		(38,934)	157,792
H-Class	826,963	1,363,614		5,371	9,613	(1,147,207)	(772,642)		(314,873)	600,585
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	91

NOTES TO FINANCIAL STATEMENTS (continued)

	Shares Purchased		Purchased through Dividend Reinvestment		Shares Redeemed		Net Shares Purchased (Redeemed)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
	2009	2008	2009	2008	2009	2008	2009	2008

Real Estate Fund
A-Class	872,029	112,803	9,833	557	(849,110)	(239,901)	32,752	(126,541)
C-Class	1,290,931	700,464	2,851	564	(1,279,430)	(760,867)	14,352	(59,839)
H-Class	6,263,460	6,023,194	9,690	852	(6,572,613)	(6,199,457)	(299,463)	(175,411)
Strengthening Dollar 2x Strategy Fund
A-Class	2,250,634	787,126	188,587	—	(2,207,727)	(650,512)	231,494	136,614
C-Class	7,389,634	1,457,961	129,853	—	(7,533,854)	(1,247,514)	(14,367)	210,447
H-Class	26,299,904	12,026,223	879,991	—	(27,510,577)	(11,034,788)	(330,682)	991,435
Weakening Dollar 2x Strategy Fund
A-Class	1,926,838	1,514,334	94,540	127,340	(1,701,240)	(1,706,145)	320,138	(64,471)
C-Class	2,363,700	1,265,049	102,981	112,053	(2,671,722)	(1,168,330)	(205,041)	208,772
H-Class	16,932,375	9,101,734	413,548	648,780	(17,216,007)	(10,420,234)	129,916	(669,720)

*	Since the commencement of operations: March 7, 2008 — Alternative Strategies Allocation Fund; March 30, 2009 — Global Market Neutral Fund.
92	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

10.   Portfolio Securities Loaned
During the year ended March 31, 2009, certain Funds lent their securities to approved brokers to earn additional income. Security lending income shown on the statement of operations is shown net of rebates paid to borrowers and earnings on cash collateral investments shared with the lending agent. As of March 31, 2009, all Funds had ceased participation in securities lending.
11.   New Accounting Pronouncements
In March 2008, the FASB issued FAS 161, “Disclosures about Derivative Instruments and Hedging Activities.” The new requirement is intended to improve disclosures around an entity’s derivatives activity and help investors understand how entities use derivatives, how they are accounted for and how they affect the financial position and operations of that entity. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is evaluating the impact of FAS 161 on its current disclosures.
12.   Subsequent Events
Effective April 1, 2009, the Absolute Return Strategies Fund, the International Rotation Fund, the Multi-Cap Core Equity Fund and the Sector Rotation Fund, changed their Fund names to Multi-Hedge Strategies Fund, International Opportunity Fund, Global 130/30 Strategy Fund and All-Cap Opportunity Fund, respectively. The name change did not have any impact on the Funds’ investment objectives, tickers and CUSIPS.
Effective April 1, 2009, the investment strategy of the Multi-Cap Core Equity Fund was converted to 130/30 global equity strategy; Security Global Investors, LLC (“SGI”) was hired as the Fund’s sub-adviser and the management fee was changed from 0.70% to 1.05% of the average daily net assets of the Fund.
Effective May 29, 2009, the Hedged Equity Fund will merge into the Absolute Return Strategies Fund. The two Funds pursue similar investment objectives, possess similar fee structures and are managed by the same portfolio management team. The reorganization is being structured in a way in which it will not be a taxable event for shareholders.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	93

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
of the Rydex Series Funds:
We have audited the accompanying statements of assets and liabilities of the Multi-Cap Core Equity Fund, Sector Rotation Fund, Absolute Return Strategies Fund, Alternative Strategies Allocation Fund, Commodities Strategy Fund, Global Market Neutral Fund, Hedged Equity Fund, International Rotation Fund, Real Estate Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund (eleven of the series constituting the Rydex Series Funds)(the “Funds”), including the schedules of investments, as of March 31, 2009, and the related statements of operations for the year or period then ended, statements of changes in net assets for each of the years or periods presented in the two-year period then ended, and financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through March 31, 2006 were audited by other auditors, whose report dated May 18, 2006 expressed an unqualified opinion on those financial statements and financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds at March 31, 2009, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods presented in the two-year period then ended, and their financial highlights for each of the years or periods presented in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.
McLean, Virginia
May 28, 2009
94	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Tax Information
This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.
Of the ordinary income distributions paid during the year, the following Funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying

Multi-Cap Core Equity Fund	100.00%
Absolute Return Strategies Fund	30.52%
Alternative Strategies Allocation Fund	1.21%
Hedged Equity Fund	26.55%
International Rotation Fund	57.53%
Additionally, the following amounts of ordinary dividends paid during the same period qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003. This information was included in Form 1099-DIV sent to shareholders for the calendar year ended on December 31, 2008. Information for 2009 will be sent to shareholders in January of 2010.

Fund	% Qualifying

Multi-Cap Core Equity Fund	100.00%
Absolute Return Strategies Fund	40.29%
Alternative Strategies Allocation Fund	1.60%
Hedged Equity Fund	7.75%
International Rotation Fund	44.91%
With respect to the taxable year ended March 31, 2009, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

	Absolute Return	Hedged	Strengthening	Weakening
	Strategies	Equity	Dollar 2x	Dollar 2x
	Fund	Fund	Strategy Fund	Strategy Fund

From long-term capital gains, subject to the 15% rate gains category:	$106,765	$5,792	$13,076,578	$2,273,781
From long-term capital gains, using proceeds from shareholder redemptions:	—	—	15,345,067	—
Proxy Voting Information
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.
Proxy Results
At a special meeting of shareholders held on November 7, 2008, the shareholders of the Multi-Cap Core Equity Fund voted on approval of a new investment sub-advisory agreement between PADCO Advisors, Inc., and Security Global Investors, LLC, with respect to the Fund and an amendment to the investment advisory agreement between the Advisor and the Trust, on behalf of the Fund.
A description of the number of shares voted by proposal is as follows:

	Shares	Shares	Shares
Proposal	For	Against	Abstained

Approval of a new Investment Sub-Advisory agreement	1,036,543	63,905	112,995
Approval of an amendment to the investment advisory agreement	1,025,945	75,199	112,299
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	95

OTHER INFORMATION (Unaudited) (continued)

Quarterly Portfolio Schedules Information
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1-800-820-0888.
Rydex Investments Board Review and Approval of the Investment Advisory Agreement
The Investment Company Act of 1940 (the “1940 Act”) requires that the initial approval of, as well as the continuation of, a fund’s investment advisory agreement (including all sub-advisory agreements) be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement (or sub-advisory agreement) or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser (or sub-adviser) is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement (or sub-advisory agreement). In addition, the U.S. Securities and Exchange Commission (the “SEC”) takes the position that, as part of their fiduciary duties with respect to fund fees, fund boards are required to evaluate the material factors applicable to a decision to approve (or renew) an investment advisory agreement (or sub-advisory agreement).
Consistent with these responsibilities, the Rydex Series Funds’ Board of Trustees (the “Trust” and the “Board,” respectively) generally calls and holds one meeting each year that is dedicated to considering whether to renew the investment advisory agreements between the Trust and PADCO Advisors, Inc., which does business under the name Rydex Investments (“Rydex Investments” or the “Adviser”), with respect to existing funds in the Trust, including the funds discussed in this Annual Report (each a “Fund” and collectively, the “Funds”). The Board may also meet, from time to time, for the purpose of considering the initial approval of investment advisory agreements (or sub-advisory agreements), pursuant to which the Adviser (or sub-adviser) will provide investment advisory services to new or existing series of the Trust.
In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by the Adviser (or applicable sub-adviser), including information about the Adviser’s (or sub-adviser’s) affiliates, personnel and operations. The Board also receives data provided by third parties. For existing Funds, this information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and performance. The Board also receives a memorandum from Fund counsel regarding the responsibilities of the Board for the approval of each investment advisory agreement (or sub-advisory agreement). In addition, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive session outside the presence of fund management, and participate in question and answer sessions with representatives of the Adviser (or sub-adviser).
For the Trust’s fiscal year ended March 31, 2009, the following investment advisory (or sub-advisory) agreements were in effect and therefore, subject to Board oversight and approval (or renewal), as necessary.
Investment Advisory Agreements for All Funds, Except the Alternative Strategies Allocation Fund and Global 130/30 Strategy Fund (Formerly, the Multi-Cap Core Equity Fund)
The investment advisory agreements dated January 18, 2008 between the Trust, on behalf of the Funds (except for the Alternative Strategies Allocation Fund and Global 130/30 Strategy Fund), and the Adviser (each an “Advisory Agreement” and together, the “Advisory Agreements”) were initially approved by the Board, including all of the Independent Trustees, at a Special Meeting held on July 10, 2007 and at the Board’s Quarterly Meeting held on August 27 and 28, 2007. Subsequently, the Advisory Agreements were approved by shareholders of the Funds (except for the Alternative Strategies Allocation Fund and Global 130/30 Strategy Fund) at Special Meetings held on October 4, 2007, November 1, 2007, December 20, 2007, January 31, 2008, and February 12, 2008. Subject to the terms and conditions provided for in the Advisory Agreements, each Advisory Agreement remains in effect for an initial two year term from the date of the Advisory Agreement and remains in effect for periods of one year thereafter subject to Board approval. Therefore, the continuation of the Advisory Agreements are next scheduled to be approved by the Board at the Trust’s August 2009 Meeting.
96	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited) (continued)

Investment Sub-Advisory Agreement for the International Opportunity Fund (Formerly, the International Rotation Fund)
The investment sub-advisory agreement dated August 29, 2007 between the Adviser and Valu-Trac Investment Management Limited, with respect to the International Opportunity Fund (the “Valu-Trac Sub-Advisory Agreement”), was initially approved by the Board, including all of the Independent Trustees, on August 27, 2007. Subject to the terms and conditions provided for in the Valu-Trac Sub-Advisory Agreement, the Valu-Trac Sub-Advisory Agreement remains in effect for an initial two year term from the date of the Valu-Trac Sub-Advisory Agreement and remains in effect for periods of one year thereafter subject to Board approval. Therefore, the continuation of the Valu-Trac Sub-Advisory Agreement is next scheduled to be approved by the Board at the Trust’s August 2009 Meeting.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	97

OTHER INFORMATION (Unaudited) (continued)

Investment Advisory Agreement for the Global 130/30 Strategy Fund (Formerly, the Multi-Cap Core Equity Fund)
At a Meeting held on August 27, 2008, the Board, including all the Independent Trustees, approved an amended investment advisory agreement (the “Amended Advisory Agreement”) between the Adviser and the Trust, on behalf of the Global 130/30 Strategy Fund (formerly, the Multi-Cap Core Equity Fund) (the “130/30 Fund”), which provides for an increase in the management fee for the 130/30 Fund. Subsequently, the Amended Advisory Agreement, as well as the 130/30 Fund’s corresponding new investment sub-advisory agreement, as discussed below, were approved by shareholders of the 130/30 Fund at a Special Meeting held on November 7, 2008 and went into effect on April 1, 2009.
Prior to the Meeting, the Board, including the Independent Trustees, advised by their independent legal counsel, received and reviewed written materials from the Adviser regarding, among other things, the proposed new advisory fee arrangement and the reasons for the change. In addition, representatives of the Adviser made a presentation to the Board at the August 27, 2008 Meeting and were on hand to answer any questions regarding the Amended Advisory Agreement and the proposed change in terms of the Adviser’s compensation.
In determining whether to approve the Amended Advisory Agreement, which differed from the old investment advisory agreement (the “Initial Advisory Agreement”) only with respect to the management fee payable to the Adviser, the Board considered the fact that the advisory fee contemplated under the Amended Advisory Agreement would be implemented in conjunction with other proposed changes to the 130/30 Fund, including a new principal investment strategy (the “New Principal Investment Strategy”) as well as the addition of a sub-adviser. The Board further considered that the day-to-day management of the 130/30 Fund’s assets pursuant to the New Principal Investment Strategy will be provided by the newly appointed sub-adviser, which will be compensated for its services by the Adviser, under the terms and conditions provided for in an investment sub-advisory agreement between the sub-adviser and the Adviser. The Board also took into account that the Adviser will have supervisory and oversight responsibility with respect to the sub-adviser’s activities.
In addition, the Board considered in particular the proposed fees and total expected expense ratio (taking into account the increased management fee) for the 130/30 Fund under the Initial and Amended Advisory Agreements, the relationship between the proposed management fee and proposed sub-advisory fee and the overall management fee structure in relation to the implementation of the New Principal Investment Strategy. The Board received a “Competitive Fee Analysis,” comparing the 130/30 Fund’s proposed management fee, as well as its expected total expense ratio, to other mutual funds that employ strategies similar to the New Principal Investment Strategy. Under the Amended Advisory Agreement, the proposed management fee for the 130/30 Fund would fall within the range of advisory fees charged by comparable funds (0.80% to 1.25%), which the Board considered reasonable given the reasons for the proposed change, as described above. The Board also considered the 130/30 Fund’s management fee rate under the Amended Advisory Agreement as compared to management fees charged by the Adviser for comparable funds.
In addition to the information provided by the Adviser and the sub-adviser, the Board also relied upon the factors that it considered in approving the Initial Advisory Agreement at a meeting held on August 27, 2007, including: (i) the nature, extent and quality of services provided by the Adviser, (ii) the profits realized by the Adviser and its affiliates from their relationship with the 130/30 Fund, (iii) whether the 130/30 Fund benefits from any economies of scale, and (iv) the benefits realized by the Adviser and its affiliates from their relationship with the 130/30 Fund. With respect to these factors, along with the factors noted above, the Board reached the following conclusions in approving the Amended Advisory Agreement: (1) the nature and extent of the services historically provided by the Adviser were appropriate and the quality of services was good, (2) the advisory fees were reasonable and appropriate in amount given the quality of services provided and expected to be provided after implementation of the New Principal Investment Strategy, (3) the profits to be realized by the Adviser from the proposed management fee are reasonable in comparison with the costs of providing investment advisory services to the 130/30 Fund, (4) with respect to economies of scale, profitability to the Adviser and its affiliates is not excessive, (5) the direct and indirect benefits accruing to the Adviser were reasonable in comparison with the costs of providing advisory services, and the advisory fees charged, and the benefits to the 130/30 Fund, and (6) the Amended Advisory Agreement, to be implemented in conjunction with the New Principal Investment Strategy, is in the bests interests of Shareholders. The Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.
98	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited) (continued)

Subject to the terms and conditions provided for in the Amended Advisory Agreement, the Amended Advisory Agreement remains in effect for an initial two year term from the date of the Amended Advisory Agreement and remains in effect for periods of one year thereafter subject to Board approval. Therefore, the continuation of the Amended Advisory Agreement is next scheduled to be approved by the Board at the Trust’s August 2010 Meeting.
Investment Sub-Advisory Agreement for the Global 130/30 Strategy Fund (Formerly, the Multi-Cap Core Equity Fund)
At a Meeting held on August 27, 2008, the Board, including all of the Independent Trustees, approved an investment sub-advisory agreement between the Adviser and Security Global Investors, LLC (“SGI”), with respect to the 130/30 Fund (as defined under the heading “Investment Advisory Agreement for the Global 130/30 Strategy Fund (formerly, the Multi-Cap Core Equity Fund)”), pursuant to which SGI is responsible for managing the assets of the 130/30 Fund on a day-to-day basis, subject to the oversight of the Adviser and the Board (the “SGI Sub-Advisory Agreement”). Subsequently, the SGI Sub-Advisory Agreement was approved by shareholders of the 130/30 Fund at a Special Meeting held on November 7, 2008 and went into effect on April 1, 2009.
Prior to the Meeting, the Board, including the Independent Trustees advised by their independent legal counsel, received and reviewed written materials from SGI regarding, among other things: (i) the nature, extent and quality of the services to be provided by SGI to the 130/30 Fund, including SGI’s management personnel, compliance systems and overall reputation, expertise and resources; and (ii) the costs of the services to be provided, including the level of the proposed sub-advisory fee in comparison to fees charged by SGI to any other comparable accounts managed. These factors are discussed in further detail below. In addition, at the Meeting representatives from SGI presented additional oral and written information to help the Board evaluate SGI’s fee and other aspects of the SGI Sub-Advisory Agreement. Among other things, the representatives provided an overview of SGI’s history and investment philosophy. The Trustees then discussed the written materials they had received before the Meeting, SGI’s oral presentation and any other information that the Board received at the Meeting, and deliberated on the approval of the SGI Sub-Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.
Nature, Extent and Quality of Services to be Provided by SGI
In considering the nature, extent and quality of the services to be provided by SGI, the Board reviewed the portfolio management services to be provided by SGI to the 130/30 Fund. Among other things, the Board considered the quality of SGI’s portfolio management personnel. SGI’s registration form (“Form ADV”) and current Code of Ethics were provided to the Board, as was the response of SGI to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers who would be primarily responsible for the day-to-day management of the 130/30 Fund. The Board considered whether SGI has the capabilities and resources to implement the New Principal Investment Strategy for the 130/30 Fund and, in this regard, took into account SGI’s substantial experience managing assets in accordance with “alternative” equity strategies. The Board also considered SGI’s diverse client base, which includes mutual funds, and the amount of assets the firm has under management.
The Trustees also considered other services to be provided to the 130/30 Fund by SGI, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the 130/30 Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the 130/30 Fund by SGI.
Cost of Services Provided and Economies of Scale
The Trustees reviewed reports comparing the expense ratio and sub-advisory fee to those of other comparable mutual funds and concluded that the sub-advisory fees were reasonable and the result of arm’s length negotiations, and the sub-advisory fee was comparable to those of peer funds. Because it was not possible to determine the profitability that SGI might achieve with respect to the 130/30 Fund, the Trustees did not make any conclusions regarding SGI’s profitability. For the same reason, the Board did not make any conclusions regarding the extent to which economies of scale would be realized by SGI as the assets of the 130/30 Fund grow. In this regard, during future considerations of the SGI Sub-Advisory Agreement, the Board will consider whether any economies of scale are being realized by SGI and, if so, an appropriate mechanism for sharing the benefits of such economies of scale.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	99

OTHER INFORMATION (Unaudited) (concluded)

Other Benefits to SGI
The Board received and considered information regarding the character and amount of other incidental benefits SGI might receive as a result of its relationship with the 130/30 Fund, including SGI’s soft dollar practices. The Board also took into account that SGI is an affiliate of the Adviser. The Board concluded that, taking into account any incidental benefits SGI might receive, the terms of the SGI Sub-Advisory Agreement, including the compensation to be paid thereunder, were reasonable.
Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the SGI Sub-Advisory Agreement are fair and reasonable; (b) concluded that SGI’s fees are reasonable in light of the services that SGI will provide to the 130/30 Fund; (c) agreed to approve the SGI Sub-Advisory Agreement for an initial term of two years; and (d) determined that the engagement of SGI as sub-adviser under the terms of the SGI Sub-Advisory Agreement is in the bests interests of Shareholders.
Subject to the terms and conditions provided for in the SGI Sub-Advisory Agreement, the SGI Sub-Advisory Agreement remains in effect for an initial two year term from the date of the SGI Sub-Advisory Agreement and remains in effect for periods of one year thereafter subject to Board approval. Therefore, the continuation of the SGI Sub-Advisory Agreement is next scheduled to be approved by the Board at the Trust’s August 2010 Meeting.
Investment Advisory Agreement for the Alternative Strategies Allocation Fund
With respect to the Alternative Strategies Allocation Fund (the “Alternative Strategies Fund”), the Board, including all of the Independent Trustees, approved the selection of the Adviser as investment adviser of the Alternative Strategies Fund under the terms and conditions set forth in the investment advisory agreement between the Trust and the Adviser (the “Advisory Agreement”) at a meeting held on February 29, 2008.
Subject to the terms and conditions provided for in the Advisory Agreement, the Advisory Agreement remains in effect for an initial two year term from the date of the Advisory Agreement and remains in effect for periods of one year thereafter subject to Board approval. Therefore, the continuation of the Advisory Agreement is next scheduled to be approved by the Board at the Trust’s August 2009 Meeting.
100	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees all Rydex Investments, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 1-800-820-0888.
All Trustees and Officers may be reached c/o Rydex Investments, 9601 Blackwell Rd., Suite 500, Rockville, MD 20850.
TRUSTEES AND OFFICERS

Length of Service
Name, Position and	As Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen

Carl G. Verboncoeur*	Rydex Series Funds – 2004	152
Trustee, President (1952)	Rydex Variable Trust – 2004
Rydex Dynamic Funds – 2004
Rydex ETF Trust – 2004
Principal Occupations During Past Five Years: Treasurer of Rydex Specialized Products, LLC (2005 to 2009) Chief Executive Officer of Rydex Specialized Products, LLC (2005 to 2008); Chief Executive Officer of Rydex Investments and Rydex Distributors, Inc. (2003 to 2009)

Michael P. Byrum*	Rydex Series Funds – 2005	152
Trustee, Vice President	Rydex Variable Trust – 2005
(1970)	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005
Principal Occupations During Past Five Years: Chief Investment Officer of Rydex Investments (2003 to present); Secretary of Rydex Specialized Products, LLC (2005 to 2008); Vice President of Rydex Series Funds (1997 to present); Vice President of Rydex Variable Trust (1998 to present); Vice President of Rydex Dynamic Funds (1999 to present); Vice President of Rydex ETF Trust (2002 to present); President and Trustee of Rydex Capital Partners SPhinX Fund (2003 to 2006); President of Rydex Investments (2004 to present)

INDEPENDENT TRUSTEES

Length of Service
Name, Position and	As Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen

John O. Demaret	Rydex Series Funds – 1997	152
Trustee, Chairman of the	Rydex Variable Trust – 1998
Board (1940)	Rydex Dynamic Funds – 1999
Rydex ETF Trust – 2003
Principal Occupations During Past Five Years: Retired

Corey A. Colehour	Rydex Series Funds – 1993	152
Trustee (1945)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003
Principal Occupations During Past Five Years: Retired (2006 to present); Owner and President of Schield Management Company, registered investment adviser (2005 to 2006); Senior Vice President of Marketing and Co-Owner of Schield Management Company, registered investment adviser (1985 to 2005)

J. Kenneth Dalton	Rydex Series Funds – 1995	152
Trustee (1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003
Principal Occupations During Past Five Years: Mortgage Banking Consultant and Investor, The Dalton Group

THE RYDEX SERIES FUNDS ANNUAL REPORT	|	101

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

Length of Service
Name, Position and	As Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen

Werner E. Keller	Rydex Series Funds – 2005	152
Trustee (1940)	Rydex Variable Trust – 2005
Rydex Dynamic Funds – 2005
Rydex ETF Trust – 2005
Principal Occupations During Past Five Years: Retired (2001 to present); Chairman, Centurion Capital Management (1991 to 2001)

Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	152
Trustee (1960)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005
Principal Occupations During Past Five Years: President, Global Trends Investments

Patrick T. McCarville	Rydex Series Funds – 1997	152
Trustee (1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003
Principal Occupations During Past Five Years: Founder and Chief Executive Officer, Par Industries, Inc.

Roger Somers	Rydex Series Funds – 1993	152
Trustee (1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003
Principal Occupations During Past Five Years: Owner, Arrow Limousine

EXECUTIVE OFFICERS

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years

Nick Bonos* Vice President and Treasurer (1963)	Chief Financial Officer of Rydex Specialized Products, LLC (2005 to present); Vice President and Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds, and Rydex ETF Trust (2003 to present); Senior Vice President of Rydex Investments (2003 to present); Vice President and Treasurer of Rydex Capital Partners SPhinX Fund (2003 to 2006)

Joanna M. Haigney* Chief Compliance Officer and Secretary (1966)	Chief Compliance Officer of Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic Funds (2004 to present) Secretary of Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic Funds (2000 to present); Secretary of Rydex ETF Trust (2002 to present); Vice President of Compliance of Rydex Investments (2000 to present); Secretary of Rydex Capital Partners SPhinX Fund (2003 to 2006)

Joseph Arruda* Assistant Treasurer (1966)	Assistant Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds, Rydex ETF Trust (2006 to present); Senior Vice President of Rydex Investments (2008 to present); Vice President of Rydex Investments (2004 to 2008)

Paula Billos* Controller (1974)	Controller of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds, Rydex ETF Trust (2006 to present); Director of Fund Administration of Rydex Investments (2001 to present)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Rydex Investments.
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MARCH 31, 2009
RYDEX SERIES FUNDS ANNUAL REPORT
ESSENTIAL PORTFOLIOS
ESSENTIAL PORTFOLIO CONSERVATIVE FUND
ESSENTIAL PORTFOLIO MODERATE FUND
ESSENTIAL PORTFOLIO AGGRESSIVE FUND

GO GREEN! ELIMINATE MAILBOX CLUTTER Go paperless with Rydex eDelivery—a service giving you full online access to account information and documents. Save time, cut down on mailbox clutter and be a friend to the environment with eDelivery. With Rydex eDelivery you can: · View online confirmations and statements at your convenience. · Receive email notifications when your most recent confirmations, statements and other account documents are available for review. · Access prospectuses, annual reports and semiannual reports online. It’s easy to enroll: 1/ Visit www.rydexinvestments.com 2/ Click on the Rydex eDelivery logo 3/ Follow the simple enrollment instructions RYDEX E DELIVERY If you have questions about Rydex eDelivery services, contact one of our Shareholder Service Representatives at 800.820.0888.
This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
Distributed by Rydex Distributors, Inc.

LETTER TO OUR SHAREHOLDERS	2

ABOUT SHAREHOLDERS’ FUND EXPENSES	4

PERFORMANCE REPORTS AND FUND PROFILES	6

SCHEDULES OF INVESTMENTS	12

STATEMENTS OF ASSETS AND LIABILITIES	15

STATEMENTS OF OPERATIONS	16

STATEMENTS OF CHANGES IN NET ASSETS	18

FINANCIAL HIGHLIGHTS	20

NOTES TO FINANCIAL STATEMENTS	21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	28

OTHER INFORMATION	29

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	30
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	1

LETTER TO OUR SHAREHOLDERS

DEAR SHAREHOLDER:
The best thing anyone can say about 2008 is that it is now history. While superlatives like wild, volatile and unprecedented were thrown around on a daily basis since the crisis broke with full force late in the third quarter, there is sufficient evidence indicating that 2009 may continue to warrant such a characterization.
Investors experienced new stock market lows reminiscent of the 1970s, watched as unemployment crept towards new highs and could only sit back and watch as the value of their homes dropped precipitously. On Wall Street, the news was just as grim. The S&P 500® Index fell 37% for the calendar year—second only to 1931. Hiding places were nearly non-existent as what turned out to be a globally correlated bear market provided few safe havens for investors, with the exception of U.S. Treasury securities. The market environment also emphasized the need for investors to look beyond traditional assets. Increasingly, we are beginning to see investors start to embrace alternative investments to not only assist in managing portfolio risk, but potentially enhance returns.
Bear Market Environment Continues
Fears of a prolonged bear market continued to weigh heavily on the minds of investors throughout the fall, as the financial sector collapsed on apprehension about inadequate capital reserves. In less than a month, the shape of the entire financial system was changed forever. The Wall Street model of large, aggressive, risk-taking investment banks was completely swept aside as financial titans such as Merrill Lynch & Company, Inc., Morgan Stanley, Goldman Sachs Group, Inc. and Lehman Brothers Holdings, Inc. collapsed, merged with or were reborn as commercial banks. Among other things, September 2008 showed us that the Wall Street formula of highly leveraged balance sheets, coupled with the need to access working capital on a daily basis, proved to be lethal when backed by seemingly worthless assets. In September, we saw a temporary ban on the short-selling of financial stocks and historic government intervention as the U.S. Treasury stepped in to offer temporary money market mutual fund insurance after the Reserve Primary Fund “broke the buck"—causing a massive exodus from money market mutual funds.
As the willingness to lend disappeared, so did Wall Street’s daily lifeline, culminating in what former Federal Reserve Chairman Alan Greenspan called, “A once-in-a-century credit tsunami.” In effectively erasing 13 years of performance gains, the S&P 500 Index bottomed out at 666.79—the lowest level since 1996—before rebounding 20% to end the quarter at 797.87. Yet, for the 12-month period ended 3/31/09, the S&P 500 Index was down 38.09%—similar to the abysmal performance investors endured in the calendar year.
Historic Government Intervention
While the equity markets faltered and the credit markets froze, the government—led by the Federal Reserve, the United States Treasury and the Federal Deposit Insurance Corporation (FDIC)—unveiled a colossal amount of policy initiatives with high hopes of jump-starting the economy. The bet being waged by Federal Reserve Chairman Ben Bernanke and Treasury Secretary Tim Geithner is that unleashing a massive amount of stimulus will keep credit flowing and financial markets functioning. Newly sworn-in government officials committed $12 trillion to programs designed to offset credit and subprime mortgage-related issues that were negatively impacting the financial services industry. This historic government intervention kicked into high gear during the fall when Congress established The Emergency Economic Stabilization Act of 2008 (EESA) in an effort to help strengthen the U.S. economy. Primarily, the act authorized the Troubled Assets Relief Program (TARP), which was originally structured to purchase troubled assets from ailing banks but quickly morphed into an effort to recapitalize the banking industry via the Capital Purchase Plan (CPP). The Financial Stability Plan (FSP) outlined by the U.S. Treasury, mandated new rules for additional transparency and accountability of financial institutions. As an objective of the plan, so-called “stress tests” of financial firms were initiated with an eye toward providing
2	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

LETTER TO OUR SHAREHOLDERS (concluded)

additional capital should the economy worsen. That same week, the U.S. Treasury, in partnership with the Federal Reserve and the FDIC, introduced the Public-Private Investment Fund. The fund, which combines public and private assets, was designed to remove legacy-toxic assets from bank balance sheets.
Dismal Economic Activity
As oil and gas prices fell from highs that topped $147/barrel and more than $4.00/gallon, consumers—who were concerned about job security—stopped spending. Fourth quarter 2008 GDP dropped 5.7% compared to 2007’s activity, putting the brakes on the nation’s engine of economic activity. The manufacturing side of the economy staggered in the face of disappearing demand as witnessed by the big three automakers, who appeared before Congress to ask for taxpayer-funded bailouts simply to stay afloat.
On the employment front, the news was just as grim. According to The Bureau of Labor Statistics, the U.S. unemployment rate hit 8.5% in March (levels not seen since November of 1983) with initial jobless claims jumping to 669,000—the highest recorded level since 1982, according to the Labor Department.
Market Outlook: Moving Forward
So what’s an investor to do? On a positive note, the new administration has rightly made the economy its top priority. In this unprecedented bear market environment, we believe it is more important than ever for investors to keep an eye on their long-term investment goals and utilize this opportunity to rebalance their portfolios and re-assess their risk tolerance. America (and the rest of the world) is experiencing an economic and financial storm many of us haven’t experienced in our lifetimes.
Will the tempest blow over? We can only wait and see. However, I do know this—bubble and bear markets have one commonality: fear. In each one, you’ll hear people say that, “... this time, it’s different...” It’s not. While history cannot predict the future, it suggests that the stock market will eventually revert to its mean.
We appreciate the trust that you have placed in our firm’s quality and integrity by investing with us. It is our goal to continue to offer you a wide variety of investment offerings to help you meet your financial goals.
Sincerely,
Mike Byrum, CFA
President and Chief Investment Officer
Performance displayed represents past performance which is no guarantee of future results. Of course, fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call us at 800. 820. 0888 or visit www.rydexinvestments.com.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2008 and ending March 31, 2009.
The following tables illustrate a Fund’s costs in two ways:
Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”
Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Certain retirement plans such as IRA, SEP, Roth IRA and 403(b) accounts are charged an annual $15 maintenance fee. Upon liquidating a retirement account, a $15 account-closing fee will be taken from the proceeds of the redemption.
The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.
Note that the expenses shown in the table are meant to highlight and help compare ongoing costs only and do not reflect any transactional costs which may be incurred by a Fund.
More information about a Fund’s expenses, including annual expense ratios for up to the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.
4	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense		Account Value	Account Value	Paid During
	Ratio	†	September 30, 2008	March 31, 2009	Period	*

Table 1. Based on actual Fund return

Essential Portfolio Conservative Fund
A-Class	0.00%		$1,000.00	$898.10	$—
C-Class	0.75%		1,000.00	895.20	3.54
H-Class	0.00%		1,000.00	898.20	—
Essential Portfolio Moderate Fund
A-Class	0.00%		1,000.00	859.20	—
C-Class	0.75%		1,000.00	854.70	3.47
H-Class	0.00%		1,000.00	859.20	—
Essential Portfolio Aggressive Fund
A-Class	0.00%		1,000.00	799.70	—
C-Class	0.75%		1,000.00	759.10	3.36
H-Class	0.00%		1,000.00	798.80	—

Table 2. Based on hypothetical 5% return (before expenses)

Essential Portfolio Conservative Fund
A-Class	0.00%		1,000.00	1,024.93	—
C-Class	0.75%		1,000.00	1,021.19	3.78
H-Class	0.00%		1,000.00	1,024.93	—
Essential Portfolio Moderate Fund
A-Class	0.00%		1,000.00	1,024.93	—
C-Class	0.75%		1,000.00	1,021.19	3.78
H-Class	0.00%		1,000.00	1,024.93	—
Essential Portfolio Aggressive Fund
A-Class	0.00%		1,000.00	1,024.93	—
C-Class	0.75%		1,000.00	1,021.19	3.78
H-Class	0.00%		1,000.00	1,024.93	—

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by the number of days in current fiscal year.

†	Annualized and excludes expenses of the underlying funds in which the Funds invest.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	5

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited)

ESSENTIAL PORTFOLIO CONSERVATIVE FUND
OBJECTIVE: To primarily seek preservation of capital and, secondarily, long-term growth of capital by investing principally in a diversified portfolio of underlying funds.
Inception: June 30, 2006
For the one-year period ended March 31, 2009, Essential Portfolio Conservative Fund H-Class returned -17.03% compared to its benchmark (40% S&P 500 Index and 60% Barclays Capital Aggregate Bond Index), which ended the year down 13.72%. The one-year period was a difficult one with the stock market going through turbulence unseen in several decades. The three Rydex Essential Portfolios took full advantage of their flexibility in allocation and performed better than the simple buy-and-hold strategy used by industry peers. Investing in both alternative investments and alternative strategies helped opportunistically adjust the Conservative Portfolio’s beta to associated market risk and reduce overall portfolio risk. These alternative strategies and investments included exposure to real estate, commodities, managed futures, absolute return strategies and hedged equity investments. When all other markets collapsed, the U.S. Treasury market became the only safe haven. Allocations to Rydex Managed Futures Strategy Fund and Rydex Sector Rotation Fund benefited the portfolio this year. Rydex Managed Futures Strategy Fund’s dynamic long and short rules opportunistically captured trading profits in the commodity and financial markets, while Rydex Sector Rotation Fund simply outperformed the stock market and helped boost relative performance. On the opposite side of the spectrum, allocations to Rydex Real Estate and Commodities Strategy Funds hindered the Fund’s performance for the year. Since the market collapse emanated from the housing bubble, Rydex Real Estate Fund was an obvious victim of the housing downturn. Rydex Commodities Strategy Fund initially contributed to the portfolio, but after the summer, as the crisis deepened, it fell fast from its previous peak performance.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

A-Class	June 30, 2006
C-Class	June 30, 2006
H-Class	June 30, 2006

Holdings
(% of Total Net Assets)

Rydex Series Funds —
S&P 500 Fund	18.5%
Rydex Series Funds —
Government Long Bond
1.2x Strategy Fund	14.5%
Rydex Series Funds —
Managed Futures
Strategy Fund	14.0%
Rydex Series Funds —
Absolute Return
Strategies Fund	10.2%
Rydex Series Funds —
U.S. Government Money
Market Fund	9.9%
Rydex Series Funds —
Global Market Neutral Fund	9.5%
Rydex Series Funds —
International Rotation Fund	8.8%
Rydex Series Funds —
Sector Rotation Fund	8.1%
Rydex Series Funds —
High Yield Strategy Fund	5.8%

Grand Total	99.3%

“Holdings” exclude any temporary cash or derivative investments.

6	|	THE RYDEX SERIES FUNDS ANNUAL REPORT
1

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

ESSENTIAL PORTFOLIO CONSERVATIVE FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

		1					3
	A-Class					C-Class				H-Class
	(06/30/06)					(06/30/06)				(06/30/06)
	ONE		ONE	SINCE	SINCE	ONE		ONE	SINCE	ONE	SINCE
	YEAR		YEAR*	INCEPTION	INCEPTION*	YEAR		YEAR**	INCEPTION	YEAR	INCEPTION

ESSENTIAL PORTFOLIO
CONSERVATIVE FUND	-17.05%		-20.99%	-2.66%	-4.37%	-17.65%		-18.47%	-3.37%	-17.03%	-2.62%
S&P 500 INDEX	-38.09%		-38.09%	-13.69%	-13.69%	-38.09%		-38.09%	-13.69%	-38.09%	-13.69%
SYNTHETIC ESSENTIAL
PORTFOLIO CONSERVATIVE
BENCHMARK***	-13.72%		-13.72%	-1.04%	-1.04%	-13.72%		-13.72%	-1.04%	-13.72%	-1.04%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a contingent deferred sales charge (“CDSC”) of 1% if redeemed within 12 months of purchase.

***	Benchmark reflects a 40/60 ratio of the performance of the S&P 500 Index and the Barclays Capital Aggregate Bond Index.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and Barclays Capital Aggregate Bond Index are unmanaged indicies and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	7
2

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

ESSENTIAL PORTFOLIO MODERATE FUND
OBJECTIVE: To primarily seek growth of capital and, secondarily, to seek preservation of capital by investing principally in a diversified portfolio of underlying funds.
Inception: June 30, 2006
For the one-year period ended March 31, 2009, Essential Portfolio Moderate Fund H-Class returned -20.75% compared to its benchmark (60% S&P 500 Index and 40% Barclays Capital Aggregate Bond Index), which ended the year down 22.13%. The one-year period was a difficult one with the stock market going through turbulence unseen in several decades. The three Rydex Essential Portfolios took full advantage of their flexibility in allocation and performed better than the simple buy-and-hold strategy used by industry peers. Investing in both alternative investments and alternative strategies helped opportunistically adjust the portfolio’s beta to associated market risk and reduce overall portfolio risk. These alternative strategies and investments included exposure to real estate, commodities, managed futures, absolute return strategies and hedged equity investments. When all other markets collapsed, the U.S. Treasury market became the only safe haven. Allocations to Rydex Managed Futures Strategy Fund and Rydex Sector Rotation Fund benefited the portfolio this year. Rydex Managed Futures Strategy Fund’s dynamic long and short rules opportunistically captured trading profits in the commodity and financial markets, while Rydex Sector Rotation Fund simply outperformed the stock market and helped boost relative performance. On the opposite side of the spectrum, allocations to Rydex Real Estate and Commodities Strategy Funds hindered the portfolio’s performance for the year. Since the market collapse emanated from the housing bubble, Rydex Real Estate Fund was an obvious victim of the housing downturn. Rydex Commodities Strategy Fund initially contributed to the portfolio, but after the summer, as the crisis deepened, it fell fast from its previous peak performance.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

A-Class	June 30, 2006
C-Class	June 30, 2006
H-Class	June 30, 2006

Ten Largest Holdings
(% of Total Net Assets)

Rydex Series Funds —
S&P 500 Fund	20.8%
Rydex Series Funds —
Sector Rotation Fund	18.6%
Rydex Series Funds —
International Rotation Fund	12.0%
Rydex Series Funds —
Managed Futures
Strategy Fund	10.2%
Rydex Series Funds —
Global Market Neutral Fund	9.1%
Rydex Series Funds —
Government Long Bond
1.2x Strategy Fund	9.0%
Rydex Series Funds —
Absolute Return
Strategies Fund	8.7%
Rydex Series Funds —
U.S. Government
Money Market Fund	3.2%
Rydex Series Funds —
Russell 2000® Fund	2.5%
Rydex Series Funds —
Commodities Strategy Fund	2.5%

Top Ten Total	96.6%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

8	|	THE RYDEX SERIES FUNDS ANNUAL REPORT
3

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

ESSENTIAL PORTFOLIO MODERATE FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

		1					3
	A-Class					C-Class				H-Class
	(06/30/06)					(06/30/06)				(06/30/06)
	ONE		ONE	SINCE	SINCE	ONE		ONE	SINCE	ONE	SINCE
	YEAR		YEAR*	INCEPTION	INCEPTION*	YEAR		YEAR**	INCEPTION	YEAR	INCEPTION

ESSENTIAL PORTFOLIO
MODERATE FUND	-20.85%		-24.61%	-5.16%	-6.83%	-21.42%		-22.21%	-5.88%	-20.75%	-5.16%
S&P 500 INDEX	-38.09%		-38.09%	-13.69%	-13.69%	-38.09%		-38.09%	-13.69%	-38.09%	-13.69%
SYNTHETIC ESSENTIAL
PORTFOLIO MODERATE
BENCHMARK***	-22.13%		-22.13%	-5.09%	-5.09%	-22.13%		-22.13%	-5.09%	-22.13%	-5.09%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

***	Benchmark reflects a 60/40 ratio of the performance of the S&P 500 Index and the Barclays Capital Aggregate Bond Index.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and Barclays Capital Aggregate Bond Index are unmanaged indicies and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	9
4

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

ESSENTIAL PORTFOLIO AGGRESSIVE FUND
OBJECTIVE: To primarily seek growth of capital by investing principally in a diversified portfolio of underlying funds.
Inception: June 30, 2006
For the one-year period ended March 31, 2009, Essential Portfolio Aggressive Fund H-Class returned -25.92% compared to its benchmark (80% S&P 500 Index and 20% Barclays Capital Aggregate Bond Index), which ended the year down 30.24%. The one-year period was a difficult one with the stock market going through turbulence unseen in several decades. The three Rydex Essential Portfolios took full advantage of their flexibility in allocation and performed better than the simple buy-and-hold strategy used by industry peers. Investing in both alternative investments and alternative strategies helped opportunistically adjust the portfolio’s beta to associated market risk and reduce overall portfolio risk. These alternative strategies and investments included exposure to real estate, commodities, managed futures, absolute return strategies and hedged equity investments. When all other markets collapsed, the U.S. Treasury market became the only safe haven. Allocations to Rydex Managed Futures Strategy Fund and Rydex Sector Rotation Fund benefited the portfolio this year. Rydex Managed Futures Strategy Fund’s dynamic long and short rules opportunistically captured trading profits in the commodity and financial markets, while Rydex Sector Rotation Fund simply outperformed the stock market and helped boost relative performance. On the opposite side of the spectrum, allocations to Rydex Real Estate and Commodities Strategy Funds hindered the portfolio’s performance for the year. Since the market collapse emanated from the housing bubble, Rydex Real Estate Fund was an obvious victim of the housing downturn. Rydex Commodities Strategy Fund initially contributed to the portfolio, but after the summer, as the crisis deepened, it fell fast from its previous peak performance.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

A-Class	June 30, 2006
C-Class	June 30, 2006
H-Class	June 30, 2006

Ten Largest Holdings
(% of Total Net Assets)

Rydex Series Funds —
S&P 500 Fund	28.0%
Rydex Series Funds —
Sector Rotation Fund	18.4%
Rydex Series Funds —
Global Market Neutral Fund	9.3%
Rydex Series Funds —
Russell 2000® Fund	9.1%
Rydex Series Funds —
International Rotation Fund	7.9%
Rydex Series Funds —
Managed Futures
Strategy Fund	7.5%
Rydex Series Funds —
Nova Fund	5.1%
Rydex Series Funds —
Commodities Strategy Fund	4.7%
Rydex Series Funds —
Government Long Bond
1.2x Strategy Fund	4.6%
Rydex Series Funds —
Absolute Return
Strategies Fund	3.3%

Top Ten Total	97.9%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

10	|	THE RYDEX SERIES FUNDS ANNUAL REPORT
5

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (concluded)

ESSENTIAL PORTFOLIO AGGRESSIVE FUND
Cumulative Fund Performance

†	Initial investment has been adjusted for the maximum sales charge of 4.75%.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/09

		1					3
	A-Class					C-Class				H-Class
	(06/30/06)					(06/30/06)				(06/30/06)
	ONE		ONE	SINCE	SINCE	ONE		ONE	SINCE	ONE	SINCE
	YEAR		YEAR*	INCEPTION	INCEPTION*	YEAR		YEAR**	INCEPTION	YEAR	INCEPTION

ESSENTIAL PORTFOLIO
AGGRESSIVE FUND	-25.81%		-29.34%	-8.30%	-9.91%	-26.48%		-27.22%	-9.03%	-25.92%	-8.30%
S&P 500 INDEX	-38.09%		-38.09%	-13.69%	-13.69%	-38.09%		-38.09%	-13.69%	-38.09%	-13.69%
SYNTHETIC ESSENTIAL
PORTFOLIO AGGRESSIVE
BENCHMARK***	-30.24%		-30.24%	-9.32%	-9.32%	-30.24%		-30.24%	-9.32%	-30.24%	-9.32%

*	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

***	Benchmark reflects a 80/20 ratio of the performance of the S&P 500 Index and the Barclays Capital Aggregate Bond Index.
The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and Barclays Capital Aggregate Bond Index are unmanaged indicies and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	11
6

SCHEDULE OF INVESTMENTS
March 31, 2009
     ESSENTIAL PORTFOLIO CONSERVATIVE FUND

		Market
	Shares	Value

MUTUAL FUNDS† 99.3%
Rydex Series Funds –
S&P 500 Fund	122,706	$1,937,505
Rydex Series Funds –
Government Long Bond 1.2x
Strategy Fund	109,577	1,506,689
Rydex Series Funds –
Managed Futures Strategy
Fund	53,951	1,454,521
Rydex Series Funds –
Absolute Return Strategies
Fund	53,384	1,065,545
Rydex Series Funds –
U.S. Government Money
Market Fund	1,026,259	1,026,259
Rydex Series Funds –
Global Market Neutral Fund*	39,468	984,323
Rydex Series Funds –
International Rotation Fund	66,277	911,971
Rydex Series Funds –
Sector Rotation Fund*	97,781	842,875
Rydex Series Funds –
High Yield Strategy Fund	36,127	601,154

Total Mutual Funds
(Cost $10,370,515)		10,330,842

	Face	Market
	Amount	Value

REPURCHASE AGREEMENT†† 0.5%
Credit Suisse Group
issued 03/31/09 at 0.15%
due 04/01/09	$53,075	$53,075

Total Repurchase Agreement
(Cost $53,075)		53,075

Total Investments 99.8%
(Cost $10,423,590)		$10,383,917

Other Assets in Excess
of Liabilities – 0.2%		$19,813

Net Assets – 100.0%		$10,403,730

*	Non-Income Producing Security.

†	A-Class shares of Affiliated Funds.

††	Repurchase Agreement — See Note 5.
12	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.
7

SCHEDULE OF INVESTMENTS
March 31, 2009
     ESSENTIAL PORTFOLIO MODERATE FUND

		Market
	Shares	Value

MUTUAL FUNDS† 98.9%
Rydex Series Funds –
S&P 500 Fund	422,094	$6,664,866
Rydex Series Funds –
Sector Rotation Fund*	690,513	5,952,219
Rydex Series Funds –
International Rotation Fund	279,800	3,850,045
Rydex Series Funds –
Managed Futures Strategy
Fund	121,809	3,283,960
Rydex Series Funds –
Global Market Neutral Fund*	116,389	2,902,752
Rydex Series Funds –
Government Long Bond 1.2x
Strategy Fund	209,390	2,879,118
Rydex Series Funds –
Absolute Return Strategies
Fund	139,400	2,782,420
Rydex Series Funds –
U.S. Government Money
Market Fund	1,019,578	1,019,578
Rydex Series Funds –
Russell 2000® Fund*	56,262	805,113
Rydex Series Funds –
Commodities Strategy Fund	59,397	787,601
Rydex Series Funds –
High Yield Strategy Fund	26,569	442,102
Rydex Series Funds –
Hedged Equity Fund	20,027	348,878

Total Mutual Funds
(Cost $33,538,115)		31,718,652

Total Investments 98.9%
(Cost $33,538,115)		$31,718,652

Other Assets in Excess
of Liabilities – 1.1%		$351,628

Net Assets – 100.0%		$32,070,280

*	Non-Income Producing Security.

†	A-Class shares of Affiliated Funds.
See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	13
8

SCHEDULE OF INVESTMENTS
March 31, 2009
     ESSENTIAL PORTFOLIO AGGRESSIVE FUND

		Market
	Shares	Value

MUTUAL FUNDS† 99.3%
Rydex Series Funds –
S&P 500 Fund	235,459	$3,717,893
Rydex Series Funds –
Sector Rotation Fund*	284,570	2,452,989
Rydex Series Funds –
Global Market Neutral Fund*	49,363	1,231,109
Rydex Series Funds –
Russell 2000® Fund*	84,301	1,206,351
Rydex Series Funds –
International Rotation Fund	76,043	1,046,358
Rydex Series Funds –
Managed Futures Strategy
Fund	37,232	1,003,762
Rydex Series Funds –
Nova Fund	62,700	682,174
Rydex Series Funds –
Commodities Strategy Fund	46,844	621,149
Rydex Series Funds –
Government Long Bond 1.2x
Strategy Fund	44,589	613,101
Rydex Series Funds –
Absolute Return Strategies
Fund	22,313	445,368
Rydex Series Funds –
U.S. Government Money
Market Fund	132,366	132,365
Rydex Series Funds –
High Yield Strategy Fund	3,134	52,149

Total Mutual Funds
(Cost $13,806,821)		13,204,768

	Face	Market
	Amount	Value

REPURCHASE AGREEMENT†† 1.1%
Credit Suisse Group
issued 03/31/09 at 0.15%
due 04/01/09	$145,178	$145,178

Total Repurchase Agreement
(Cost $145,178)		145,178

Total Investments 100.4%
(Cost $13,951,999)		$13,349,946

Liabilities in Excess of
Other Assets – (0.4)%		$(54,243)

Net Assets – 100.0%		$13,295,703

*	Non-Income Producing Security.

†	A-Class shares of Affiliated Funds.

††	Repurchase Agreements — See Note 5.
14	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2009

	Essential Portfolio	Essential Portfolio	Essential Portfolio
	Conservative	Moderate	Aggressive
	Fund	Fund	Fund

Assets
Investment Securities in Affiliated Funds	$10,330,842	$31,718,652	$13,204,768
Repurchase Agreements	53,075	—	145,178

Total Investments	10,383,917	31,718,652	13,349,946
Receivable for Securities Sold	—	300,000	—
Receivable for Fund Shares Sold	72,991	137,545	1,910
Investment Income Receivable	1,961	3,698	543

Total Assets	10,458,869	32,159,895	13,352,399

Liabilities
Payable for Securities Purchased	52,131	4,024	50,579
Payable for Fund Shares Redeemed	—	23,402	3,326
Distribution and Service Fees Payable	3,008	11,177	2,791
Custody Fees Payable	—	22	—
Overdraft Due to Custodian Bank	—	50,990	—

Total Liabilities	55,139	89,615	56,696

Net Assets	$10,403,730	$32,070,280	$13,295,703

Net Assets Consist Of
Paid-In Capital	$13,474,409	$44,910,905	$20,210,141
Undistributed Net Investment Income	269,875	678,024	194,707
Accumulated Net Realized Loss on Investments	(3,300,881)	(11,699,186)	(6,507,092)
Net Unrealized Depreciation on Investments	(39,673)	(1,819,463)	(602,053)

Net Assets	$10,403,730	$32,070,280	$13,295,703

A-Class	$2,274,495	$7,906,908	$5,388,984
C-Class	5,106,792	17,884,664	4,666,518
H-Class	3,022,443	6,278,708	3,240,201
Shares Outstanding
A-Class	263,244	996,505	772,223
C-Class	603,579	2,301,620	684,397
H-Class	349,253	791,226	464,551
Net Asset Values
A-Class	$8.64	$7.93	$6.98
A-Class Maximum Offering Price*	9.07	8.33	7.33
C-Class	8.46	7.77	6.82
H-Class	8.65	7.94	6.97

Cost of Investments	$10,423,590	$33,538,115	$13,951,999

*	Net asset value adjusted for the maximum sales charge of 4.75% of offering price, calculated NAV/(1-4.75%).
See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	15

STATEMENTS OF OPERATIONS
Year Ended March 31, 2009

	Essential Portfolio	Essential Portfolio	Essential Portfolio
	Conservative	Moderate	Aggressive
	Fund	Fund	Fund

Investment Income
Interest	$1,800	$4,332	$1,778
Dividends from Affiliated Funds	443,922	854,101	227,042

Total Income	445,722	858,433	228,820

Expenses
Distribution & Service Fees:
C-Class	37,526	192,074	41,708
Tax Expense	—	—	2,706
Custody Fees	469	453	57

Total Expenses	37,995	192,527	44,471

Net Investment Income	407,727	665,906	184,349

Realized And Unrealized Gain (Loss) On Investments
Net Realized Gain (Loss) on:
Affiliated Investment Securities	(2,879,540)	(10,733,762)	(5,337,484)
Realized Gain Distributions Received from Affiliated Funds	31,201	129,096	52,596

Total Net Realized Loss	(2,848,339)	(10,604,666)	(5,284,888)

Net Change in Unrealized Appreciation (Depreciation) on:
Investment Securities	(168,692)	(208,696)	200,395

Net Change in Unrealized Appreciation (Depreciation)	(168,692)	(208,696)	200,395

Net Loss on Investments	(3,017,031)	(10,813,362)	(5,084,493)

Net Decrease in Net Assets from Operations	$(2,609,304)	$(10,147,456)	$(4,900,144)

16	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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THE RYDEX SERIES FUNDS ANNUAL REPORT	|	17

STATEMENTS OF CHANGES IN NET ASSETS

	Essential Portfolio		Essential Portfolio
	Conservative Fund		Moderate Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,
	2009	2008	2009	2008

From Operations
Net Investment Income	$407,727	$219,873	$665,906	$537,734
Net Realized Gain (Loss) on Investments	(2,848,339)	43,082	(10,604,666)	802,204
Net Change in Unrealized Appreciation (Depreciation) on Investments	(168,692)	(22,730)	(208,696)	(2,171,265)

Net Increase (Decrease) in Net Assets from Operations	(2,609,304)	240,225	(10,147,456)	(831,327)

Distributions to Shareholders From:*
Net Investment Income
A-Class	(46,893)	(47,300)	(17,007)	(125,284)
C-Class	(72,527)	(85,100)	(45,786)	(310,460)
H-Class	(62,462)	(104,141)	(16,709)	(101,990)
Realized Gain on Investments
A-Class	(55,079)	(28,001)	(117,048)	(204,413)
C-Class	(85,187)	(50,378)	(315,116)	(506,546)
H-Class	(73,366)	(61,650)	(114,994)	(166,406)

Total Distributions to Shareholders	(395,514)	(376,570)	(626,660)	(1,415,099)

Share Transactions
Proceeds from Shares Purchased
A-Class	3,184,417	3,994,722	4,027,378	6,330,674
C-Class	5,193,932	5,682,278	7,691,246	20,118,009
H-Class	4,206,848	8,551,489	7,667,158	13,258,002
Redemption Fees Collected
A-Class	1,241	3,856	2,207	1,253
C-Class	1,673	7,073	7,040	2,938
H-Class	1,835	8,303	3,070	1,229
Value of Shares Purchased through Dividend Reinvestment
A-Class	78,514	57,742	123,280	299,996
C-Class	146,760	119,384	345,607	744,996
H-Class	123,401	156,752	123,890	248,187
Cost of Shares Redeemed
A-Class	(4,554,407)	(389,163)	(4,511,332)	(5,688,827)
C-Class	(4,224,264)	(3,474,923)	(13,987,437)	(7,644,269)
H-Class	(7,270,527)	(5,282,222)	(10,502,859)	(10,463,848)

Net Increase (Decrease) in Net Assets From Share Transactions	(3,110,577)	9,435,291	(9,010,752)	17,208,340

Net Increase (Decrease) in Net Assets	(6,115,395)	9,298,946	(19,784,868)	14,961,914
Net Assets — Beginning of Period	16,519,125	7,220,179	51,855,148	36,893,234

Net Assets — End of Period	$10,403,730	$16,519,125	$32,070,280	$51,855,148

Undistributed Net Investment Income — End of Period	$269,875	$44,030	$678,024	$91,347

*	For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.
18	|	THE RYDEX SERIES FUNDS ANNUAL REPORT	See Notes to Financial Statements.

Essential Portfolio
Aggressive Fund
Year	Year
Ended	Ended
March 31,	March 31,
2009	2008

$184,349	$223,684
(5,284,888)	92,520
200,395	(952,545)

(4,900,144)	(636,341)

(184,383)	(54,939)
(128,799)	(39,975)
(92,075)	(24,441)

(3,482)	(158,306)
(2,432)	(115,188)
(1,737)	(70,426)

(412,908)	(463,275)

1,619,522	4,810,125
2,809,535	4,081,423
3,059,297	5,559,805

2,032	4,539
1,514	2,410
1,035	2,140

97,327	104,716
122,413	147,234
93,386	93,263

(2,545,792)	(9,752,150)
(2,647,763)	(4,072,572)
(3,224,177)	(7,538,079)

(611,671)	(6,557,146)

(5,924,723)	(7,656,762)
19,220,426	26,877,188

$13,295,703	$19,220,426

$194,707	$412,908

See Notes to Financial Statements.	THE RYDEX SERIES FUNDS ANNUAL REPORT	|	19

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

												RATIOS TO
												AVERAGE NET ASSETS:
			Net Realized	Net Increase
	NET ASSET	Net	and	(Decrease)	Distributions	Distributions				NET ASSET				Net			Net Assets,
	VALUE,	Investment	Unrealized	in Net Asset	from Net	from Net		Redemption		VALUE,	Total			Investment		Portfolio	End of
	BEGINNING	Income	Gains (Losses)	Value Resulting	Investment	Realized	Total	Fees		END OF	Investment	Total		Income		Turnover	Period (000’s
Year Ended	OF PERIOD	(Loss)†	on Investments	from Operations	Income***	Gains***	Distributions	Collected		PERIOD	Return†††	Expenses††		(Loss)		Rate	omitted)

Essential Portfolio Conservative Fund A-Class
March 31, 2009	$10.74	$.28	$(2.08)	$(1. 80)	$(.14)	$(.16)	$(.30)	$—	§	$8.64	(17.05)%	0.00%		2.84%		230%	$2,274
March 31, 2008	10.70	.26	.12	.38	(.22)	(.14)	(.36)	.02		10.74	3.70%	0.01%		2.39%		119%	4,431
March 31, 2007*	10.00	.20	.56	.76	(.09)	—	(.09)	.03		10.70	7.94%	0.01%	**	2.47%	**	105%	782

Essential Portfolio Conservative Fund C-Class
March 31, 2009	10.60	.28	(2.12)	(1.84)	(.14)	(.16)	(.30)	—	§	8.46	(17.65)%	0.75%		2.87%		230%	5,107
March 31, 2008	10.65	.17	.12	.29	(.22)	(.14)	(.36)	.02		10.60	2.86%	0.75%		1.53%		119%	5,074
March 31, 2007*	10.00	.08	.63	.71	(.09)	—	(.09)	.03		10.65	7.44%	0.76%	**	1.05%	**	105%	2,804

Essential Portfolio Conservative Fund H-Class
March 31, 2009	10.75	.31	(2.11)	(1.80)	(.14)	(.16)	(.30)	—	§	8.65	(17.03)%	0.00%		3.14%		230%	3,022
March 31, 2008	10.71	.25	.13	.38	(.22)	(.14)	(.36)	.02		10.75	3.69%	0.01%		2.28%		119%	7,014
March 31, 2007*	10.00	.15	.62	.77	(.09)	—	(.09)	.03		10.71	8.04%	0.01%	**	1.93%	**	105%	3,634

Essential Portfolio Moderate Fund A-Class
March 31, 2009	10.18	.20	(2.31)	(2.11)	(.02)	(.12)	(.14)	—	§	7.93	(20.85)%	0.00%		2.14%		220%	7,907
March 31, 2008	10.56	.17	(.24)	(.07)	(.12)	(.19)	(.31)	—	§	10.18	(0.75)%	0.01%		1.58%		125%	10,214
March 31, 2007*	10.00	.18	.79	.97	(.10)	(.32)	(.42)	.01		10.56	9.90%	0.00%	**	2.26%	**	66%	9,719

Essential Portfolio Moderate Fund C-Class
March 31, 2009	10.05	.11	(2.25)	(2.14)	(.02)	(.12)	(.14)	—	§	7.77	(21.42)%	0.75%		1.22%		220%	17,885
March 31, 2008	10.50	.10	(.24)	(.14)	(.12)	(.19)	(.31)	—	§	10.05	(1.43)%	0.76%		0.90%		125%	30,282
March 31, 2007*	10.00	.11	.80	.91	(.10)	(.32)	(.42)	.01		10.50	9.29%	0.75%	**	1.34%	**	66%	18,551

Essential Portfolio Moderate Fund H-Class
March 31, 2009	10.18	.16	(2.26)	(2.10)	(.02)	(.12)	(.14)	—	§	7.94	(20.75)%	0.00%		1.73%		220%	6,279
March 31, 2008	10.56	.13	(.20)	(.07)	(.12)	(.19)	(.31)	—	§	10.18	(0.75)%	0.01%		1.22%		125%	11,359
March 31, 2007*	10.00	.18	.79	.97	(.10)	(.32)	(.42)	.01		10.56	9.90%	0.00%	**	2.32%	**	66%	8,623

Essential Portfolio Aggressive Fund A-Class
March 31, 2009	9.69	.12	(2.60)	(2.48)	(.22)	(.01)	(.23)	—	§	6.98	(25.81)%	0.02%		1.40%		278%	5,389
March 31, 2008	10.28	.11	(.48)	(.37)	(.06)	(.16)	(.22)	—	§	9.69	(3.77)%	0.01%		1.01%		120%	8,596
March 31, 2007*	10.00	.24	.77	1.01	(.10)	(.64)	(.74)	.01		10.28	10.37%	0.00%	**	3.11%	**	92%	13,854

Essential Portfolio Aggressive Fund C-Class
March 31, 2009	9.56	.05	(2.56)	(2.51)	(.22)	(.01)	(.23)	—	§	6.82	(26.48)%	0.77%		0.59%		278%	4,667
March 31, 2008	10.22	.06	(.50)	(.44)	(.06)	(.16)	(.22)	—	§	9.56	(4.48)%	0.76%		0.60%		120%	6,178
March 31, 2007*	10.00	(.03)	.98	.95	(.10)	(.64)	(.74)	.01		10.22	9.76%	0.75%	**	(0.34)%	**	92%	6,537

Essential Portfolio Aggressive Fund H-Class
March 31, 2009	9.69	.11	(2.60)	(2.49)	(.22)	(.01)	(.23)	—	§	6.97	(25.92)%	0.02%		1.22%		278%	3,240
March 31, 2008	10.29	.08	(.46)	(.38)	(.06)	(.16)	(.22)	—	§	9.69	(3.87)%	0.01%		0.80%		120%	4,447
March 31, 2007*	10.00	.15	.87	1.02	(.10)	(.64)	(.74)	.01		10.29	10.48%	0.00%	**	1.94%	**	92%	6,486

*	Since the commencement of operations: June 30, 2006.

**	Annualized

***	For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.

†	Calculated using the average daily shares outstanding for the year.

††	Does not include expenses of the underlying funds in which the Funds invest.

†††	Total investment return does not reflect the impact of any applicable sales charges and has not been annualized.

§	Less than $.01 per share.
20	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1.   Organization and Significant Accounting Policies
Organization
The Rydex Series Funds (the “Trust”) is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-ended investment company. The Trust offers five separate classes of shares, Investor Class shares, Advisor Class shares, A-Class shares, C-Class shares, and H-Class shares. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Sales of shares of each Class are made without a sales charge at the net asset value per share, with the exception of A-Class shares. A-Class shares are sold at net asset value, plus the applicable front-end sales charge, except for U.S. Government Money Market Fund. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class Share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% CDSC if shares are redeemed within 18 months of purchase.
At March 31, 2009, the Trust consisted of fifty-five separate Funds. This report covers the Essential Portfolio Funds (the “Funds”), while the other funds are contained in separate reports.
Each Fund is a “fund of funds,” which means that each Fund seeks to achieve its investment objective by investing primarily in other Rydex mutual funds (the “underlying funds”) instead of individual securities. At March 31, 2009, only A-Class, C-Class and H-Class shares had been issued by the Funds. All share classes of the Funds are subject to a 1% redemption fee if redeemed within 30 days of purchase.
Rydex Investments provides advisory, transfer agent and administrative services, and accounting services to the Trust. Rydex Distributors, Inc. (the “Distributor”) acts as principal underwriter for the Trust. Both Rydex Investments and the Distributor are affiliated entities.
Significant Accounting Policies
The following significant accounting policies and the preparation of financial statements are in conformity with U.S. generally accepted accounting principles and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
A. The underlying funds are valued at their Net Asset Value (“NAV”) as of the close of business, usually 4:00 p.m. on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price. Debt securities in a non 2a-7 money market fund with a maturity greater than 60 days are valued at the last traded fill price at the close of business, unless no trades were executed. If there are no trades, a security is valued at the reported bid price, at the close of business. Short-term securities with a maturity of 60 days or less are valued at amortized cost, which approximates market value.
B. Securities transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis.
C. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the Classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees related to C-Class shares, are charged directly to such class. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.
D. Distributions of net investment income and net realized capital gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles.
E. The Funds may also purchase American Depository Receipts, U.S. Government securities, and enter into repurchase agreements.
F. Throughout the normal course of business, the Funds and the underlying funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

THE RYDEX SERIES FUNDS ANNUAL REPORT	|	21

NOTES TO FINANCIAL STATEMENTS (continued)

2.   Financial Instruments
As part of their investment strategies, the underlying funds may utilize short sales and a variety of derivative instruments including, options, futures, options on futures, structured notes and swap agreements. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts reflected in the underlying funds’ NAVs.
A short sale is a transaction in which an underlying fund sells an equity or fixed income security it does not own. If the security sold short goes down in price between the time the underlying fund sells the security and closes its short position, that underlying fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, that underlying fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.
The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that an underlying fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a covered put option is that an underlying fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that an underlying fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability to perform.
There are several risks in connection with the use of futures contracts. Risks may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that an underlying fund may not be able to enter into a closing transaction because of an illiquid secondary market.
There are several risks associated with the use of structured notes. Structured securities are leveraged, thereby providing an exposure to the underlying benchmark greater than the face amount and increasing the volatility of each note relative to the change in the underlying linked financial instrument. A highly liquid secondary market may not exist for the structured notes an underlying fund invests in which may make it difficult for that underlying fund to sell the structured notes it holds at an acceptable price or to accurately value them. In addition, structured notes are subject to the risk that the counterparty to the instrument, or issuer, might not pay interest when due or repay principal at maturity of the obligation. Although the Trust will not invest in any structured notes unless Rydex Investments believes that the issuer is creditworthy, an underlying fund does bear the risk of loss of the amount expected to be received in the event of the default or bankruptcy of the issuer.
There are several risks associated with the use of swap agreements that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. Although the Trust will not enter into any swap agreement unless Rydex Investments believes that the other party to the transaction is creditworthy, the underlying funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of the agreement counterparty.
There are several risks associated with credit default swaps. Credit default swaps involve the exchange of a fixed-rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor,” receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. An underlying fund may enter into credit default swaps in which that underlying fund or its counterparty act as guarantors. By acting as the guarantor of a swap, that underlying fund assumes the market and credit risk of the underlying instrument, including liquidity and loss of value.
In conjunction with the use of short sales, options, futures, options on futures, structured notes and swap agreements, the underlying funds are required to maintain collateral in various forms. The underlying funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes, or the repurchase agreements allocated to each underlying fund.
The risks inherent in the use of short sales, options, futures contracts, options on futures contracts, structured notes and swap agreements include i) adverse changes in the value of such instruments; ii) imperfect correlation between the price of the instruments and movements in the price of the underlying securities, indices, or futures contracts; iii) the possible absence of a liquid secondary

22	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

market for any particular instrument at any time; and iv) the potential of counterparty default. The trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counter-party credit risk.
3.   Fees And Other Transactions With Affiliates
Rydex Investments manages the investment and reinvestment of the assets of each of the Funds in accordance with the investment objectives, policies, and limitations of each Fund, however, the Funds do not pay Rydex Investments a management fee. As part of its agreement with the Trust, Rydex Investments will pay all expenses of the Funds, including the cost of transfer agency, fund administration, audit and other services, excluding interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses, and extraordinary expenses.
Each Fund indirectly bears a proportionate share of the total operating expenses (including investment management, shareholder servicing, custody, transfer agency, audit and other expenses) of the underlying funds in which the Fund invests. In addition, some underlying funds charge redemption fees if a shareholder, including a Fund, redeems shares before the end of the funds’ requisite holding period. Therefore, if a Fund sells shares of an underlying fund that is subject to a redemption fee, that Fund will be responsible for paying the redemption fee to the underlying fund.
Rydex Investments provides transfer agent, accounting services and administrative services to the Funds. However, the related fees are paid by Rydex Investments, as noted above.
The Funds have not adopted a Distribution Plan or a Shareholder Services Plan with respect to A-Class shares and H-Class shares. Instead, the Funds invest in underlying funds that have a distribution plan that allows the underlying funds to pay distribution fees to the Distributor and other firms that provide distribution services (“Service Providers”). The underlying funds will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act, as amended. If a Service Provider provides distribution or shareholder services, the Distributor will, in turn, pay the Service Provider for the services it provides at an annual rate not to exceed 0.25% of the average daily net assets of a Fund.
The Funds have adopted a Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 0.75% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates the shareholder’s financial advisor for providing on-going services to the shareholder. The annual 0.50% distribution fee reimburses the Distributor for paying the shareholder’s financial advisor an ongoing sales commission. The Distributor advances the first year’s service and distribution fees to the financial advisor. The Distributor retains the service and distribution fees on accounts with no authorized dealer of record.
For the year ended March 31, 2009, the Distributor retained sales charges of $688,103, relating to sales of A-Class shares of the Trust.
Certain officers and trustees of the Trust are also officers of Rydex Investments and the Distributor.
4.   Federal Income Tax Information
The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all net investment income and capital gains to shareholders. Therefore, no Federal income tax provision has been recorded.
Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.
Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (fiscal years 2006-2009), and has concluded that no provision for income tax is required in the Funds’ financial statements.
Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, losses deferred due to post-October losses, and excise tax regulations.
Permanent book and tax basis differences, if any, will result in reclassifications. This may include net operating losses not utilized during the current period and capital loss carryforward expired. These reclassifications have no effect on net assets or net asset values per

THE RYDEX SERIES FUNDS ANNUAL REPORT	|	23

NOTES TO FINANCIAL STATEMENTS (continued)

share. Any undistributed ordinary income or long-term capital gain remaining at fiscal year end is distributed in the following year.
The Fund’s tax basis capital gains and losses are determined only at the end of each fiscal year. Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains.
The tax character of distributions paid during the year ended March 31, 2009, was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions

Essential Portfolio Conservative Fund	$308,712	$86,802	$395,514
Essential Portfolio Moderate Fund	306,653	320,007	626,660
Essential Portfolio Aggressive Fund	412,908	—	412,908
The tax character of distributions paid during the year ended March 31, 2008, was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions

Essential Portfolio Conservative Fund	$371,958	$4,612	$376,570
Essential Portfolio Moderate Fund	1,291,456	123,643	1,415,099
Essential Portfolio Aggressive Fund	286,409	176,866	463,275
The tax character of distributable earnings/(accumulated losses) at March 31, 2009, was as follows:

	Undistributed	Undistributed
	Ordinary	Long-Term	Net Unrealized	Capital Loss
Fund	Income	Capital Gain	Depreciation	Carryforward

Essential Portfolio Conservative Fund	$269,875	$—	$(1,029,528)	$(1,085,370)[1]
Essential Portfolio Moderate Fund	678,024	—	(5,220,537)	(4,439,372)[1]
Essential Portfolio Aggressive Fund	194,707	—	(2,436,649)	(2,176,118)[1]
Capital Loss Carryforward amounts may be limited due to Treasury Regulations.
1   A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

			Total
	Expires in	Expires in	Capital Loss
Fund	2016	2017	Carryforward

Essential Portfolio Conservative Fund	$—	$(1,085,370)	$(1,085,370)
Essential Portfolio Moderate Fund	—	(4,439,372)	(4,439,372)
Essential Portfolio Aggressive Fund	(343,627)	(1,832,491)	(2,176,118)
At March 31, 2009, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Loss

Essential Portfolio Conservative Fund	$11,413,445	$—	$(1,029,528)	$(1,029,528)
Essential Portfolio Moderate Fund	36,939,189	159,304	(5,379,841)	(5,220,537)
Essential Portfolio Aggressive Fund	15,786,595	—	(2,436,649)	(2,436,649)
Post-October Losses Deferred
Pursuant to Federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2009, the following amounts of realized capital losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until April 1, 2009:

Fund	Capital

Essential Portfolio Conservative Fund	$(1,225,656)
Essential Portfolio Moderate Fund	(3,858,740)
Essential Portfolio Aggressive Fund	(2,496,378)
5.   Repurchase Agreements
Effective March 31, 2009, the Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its
24	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

market value exceeds at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.
The repurchase agreements executed by the joint account and outstanding at March 31, 2009, were as follows:

Counterparty	Terms of Agreement	Face Value	Market Value	Repurchase Price

Credit Suisse Group	0.15% due 04/01/09	$1,148,344,725	$1,148,344,725	$1,148,349,509

			$1,148,344,725	$1,148,349,509

At March 31, 2009, the collateral for the repurchase agreements in the joint account was as follows:

Security Type	Maturity Dates	Range of Rates	Par Value	Market Value

U.S. Treasury Notes	07/15/10 - 08/15/17	1.13% - 4.75%	$990,145,000	$1,082,422,034
U.S. Treasury Bond	02/15/38	4.38%	78,470,000	88,892,208

				$1,171,314,242

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert its rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the credit worthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.
6.   Fair Value Measurement
Effective April 1, 2008, the Funds adopted Statement of Financial Accounting Standard No. 157 (“FAS 157”) Fair Value Measurement which provided enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications.
Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels:
Level 1 — quoted prices in active markets for identical securities.
Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the inputs used to value the Funds’ net assets at March 31, 2009:

	Level 1	Level 2	Level 3
	Investments	Investments	Investments
Fund	In Securities	In Securities	In Securities	Total

Assets
Essential Portfolio Conservative Fund	$10,383,917	$—	$—	$10,383,917
Essential Portfolio Moderate Fund	31,718,652	—	—	31,718,652
Essential Portfolio Aggressive Fund	13,349,946	—	—	13,349,946
7.   Securities Transactions
For the year ended March 31, 2009, the cost of purchases and proceeds from sales of investment securities, excluding short-term and temporary cash investments, were:

	Essential Portfolio	Essential Portfolio	Essential Portfolio
	Conservative Fund	Moderate Fund	Aggressive Fund

Purchases	$31,218,823	$96,072,302	$46,582,166
Sales	$34,114,882	$104,779,478	$47,160,491
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	25

NOTES TO FINANCIAL STATEMENTS (continued)

8.   Share Transactions
The Trust is authorized to issue an unlimited number of shares (no par value). Transactions in shares for the years presented were:

			Purchased through				Net Shares
	Shares Purchased		Dividend Reinvestment		Shares Redeemed		Purchased (Redeemed)
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
	2009	2008	2009	2008	2009	2008	2009	2008

Essential Portfolio Conservative Fund
A-Class	321,202	369,840	8,256	5,356	(478,729)	(35,755)	(149,271)	339,441
C-Class	537,552	529,764	15,730	11,189	(428,353)	(325,681)	124,929	215,272
H-Class	414,698	786,204	12,949	14,514	(730,595)	(487,803)	(302,948)	312,915
Essential Portfolio Moderate Fund
A-Class	449,747	588,146	14,252	28,409	(471,088)	(533,666)	(7,089)	82,889
C-Class	851,078	1,900,579	40,755	71,291	(1,604,713)	(724,002)	(712,880)	1,247,868
H-Class	799,520	1,244,646	14,323	23,503	(1,138,670)	(968,734)	(324,827)	299,415
Essential Portfolio Aggressive Fund
A-Class	186,877	452,957	12,823	10,079	(314,444)	(923,091)	(114,744)	(460,055)
C-Class	356,718	390,478	16,453	14,336	(335,001)	(397,980)	38,170	6,834
H-Class	357,765	534,927	12,304	8,976	(364,296)	(715,671)	5,773	(171,768)
26	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

9.   New Accounting Pronouncements
In March 2008, the FASB issued FAS 161, “Disclosures about Derivative Instruments and Hedging Activities.” The new requirement is intended to improve disclosures around an entity’s derivatives activity and help investors understand how entities use derivatives, how they are accounted for and how they affect the financial position and operations of that entity. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is evaluating the impact of FAS 161 on its current disclosures.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	27

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Board of Trustees and Shareholders
of the Rydex Series Funds:
We have audited the accompanying statements of assets and liabilities of the Essential Portfolio Conservative Fund, Essential Portfolio Moderate Fund, and Essential Portfolio Aggressive Fund (three of the series constituting the Rydex Series Funds) (the “Funds”), including the schedules of investments, as of March 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period June 30, 2006 (commencement of operations) through March 31, 2007. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian/brokers and the underlying funds’ transfer agent. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds at March 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the two years in the period then ended and the period June 30, 2006 (commencement of operations) through March 31, 2007, in conformity with U.S. generally accepted accounting principles.
McLean, Virginia
May 28, 2009
28	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Tax Information
This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.
Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying

Essential Portfolio Conservative Fund	26.31%
Essential Portfolio Moderate Fund	33.01%
Essential Portfolio Aggressive Fund	54.84%
Additionally, the following amounts of ordinary dividends paid during the same period qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003, respectively. This information was included in Form 1099-DIV sent to shareholders for the calendar year ended on December 31, 2008. Information for 2009 will be sent to shareholders in January of 2010.

Fund	% Qualifying

Essential Portfolio Conservative Fund	22.97%
Essential Portfolio Moderate Fund	51.11%
Essential Portfolio Aggressive Fund	99.40%
With respect to the taxable year ended March 31, 2009, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

	Essential	Essential	Essential
	Portfolio	Portfolio	Portfolio
	Conservative	Moderate	Aggressive
	Fund	Fund	Fund

From long-term capital gains, subject to the
15% rate gains category:	$86,802	$320,007	$—
Proxy Voting Information
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.
Quarterly Portfolio Schedules Information
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1-800-820-0888.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	29

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees all Rydex Investments, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 1-800-820-0888.
All Trustees and Officers may be reached c/o Rydex Investments, 9601 Blackwell Rd., Suite 500, Rockville, MD 20850.
TRUSTEES AND OFFICERS

Length of Service
Name, Position and	As Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen

Carl G. Verboncoeur*	Rydex Series Funds – 2004	152
Trustee, President (1952)	Rydex Variable Trust – 2004
Rydex Dynamic Funds – 2004
Rydex ETF Trust – 2004
Principal Occupations During Past Five Years: Treasurer of Rydex Specialized Products, LLC (2005 to 2009) Chief Executive Officer of Rydex Specialized Products, LLC (2005 to 2008); Chief Executive Officer of Rydex Investments and Rydex Distributors, Inc. (2003 to 2009)

Michael P. Byrum*	Rydex Series Funds – 2005	152
Trustee, Vice President	Rydex Variable Trust – 2005
(1970)	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005
Principal Occupations During Past Five Years: Chief Investment Officer of Rydex Investments (2003 to present); Secretary of Rydex Specialized Products, LLC (2005 to 2008); Vice President of Rydex Series Funds (1997 to present); Vice President of Rydex Variable Trust (1998 to present); Vice President of Rydex Dynamic Funds (1999 to present); Vice President of Rydex ETF Trust (2002 to present); President and Trustee of Rydex Capital Partners SPhinX Fund (2003 to 2006); President of Rydex Investments (2004 to present)

INDEPENDENT TRUSTEES

Length of Service
Name, Position and	As Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen

John O. Demaret	Rydex Series Funds – 1997	152
Trustee, Chairman of the	Rydex Variable Trust – 1998
Board (1940)	Rydex Dynamic Funds – 1999
Rydex ETF Trust – 2003
Principal Occupations During Past Five Years: Retired

Corey A. Colehour	Rydex Series Funds – 1993	152
Trustee (1945)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003
Principal Occupations During Past Five Years: Retired (2006 to present); Owner and President of Schield Management Company, registered investment adviser (2005 to 2006); Senior Vice President of Marketing and Co-Owner of Schield Management Company, registered investment adviser (1985 to 2005)

J. Kenneth Dalton	Rydex Series Funds – 1995	152
Trustee (1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003
Principal Occupations During Past Five Years: Mortgage Banking Consultant and Investor, The Dalton Group

30	|	THE RYDEX SERIES FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

Name, Position and	Length of Service As Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen

Werner E. Keller	Rydex Series Funds – 2005	152
Trustee (1940)	Rydex Variable Trust – 2005
Rydex Dynamic Funds – 2005
Rydex ETF Trust – 2005
Principal Occupations During Past Five Years: Retired (2001 to present); Chairman, Centurion Capital Management (1991 to 2001)

Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	152
Trustee (1960)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005
Principal Occupations During Past Five Years: President, Global Trends Investments

Patrick T. McCarville	Rydex Series Funds – 1997	152
Trustee (1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003
Principal Occupations During Past Five Years: Founder and Chief Executive Officer, Par Industries, Inc.

Roger Somers	Rydex Series Funds – 1993	152
Trustee (1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003
Principal Occupations During Past Five Years: Owner, Arrow Limousine

EXECUTIVE OFFICERS

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years

Nick Bonos* Vice President and Treasurer (1963)	Chief Financial Officer of Rydex Specialized Products, LLC (2005 to present); Vice President and Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds, and Rydex ETF Trust (2003 to present); Senior Vice President of Rydex Investments (2003 to present); Vice President and Treasurer of Rydex Capital Partners SPhinX Fund (2003 to 2006)

Joanna M. Haigney* Chief Compliance Officer and Secretary (1966)	Chief Compliance Officer of Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic Funds (2004 to present); Secretary of Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic Funds (2000 to present); Secretary of Rydex ETF Trust (2002 to present); Vice President of Compliance of Rydex Investments (2000 to present); Secretary of Rydex Capital Partners SPhinX Fund (2003 to 2006)

Joseph Arruda* Assistant Treasurer (1966)	Assistant Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds, Rydex ETF Trust (2006 to present); Senior Vice President of Rydex Investments (2008 to present); Vice President of Rydex Investments (2004 to 2008); Director of Accounting of Rydex Investments (2003 to 2004)

Paula Billos* Controller (1974)	Controller of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds, Rydex ETF Trust (2006 to present); Director of Fund Administration of Rydex Investments (2001 to present)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Rydex Investments.
THE RYDEX SERIES FUNDS ANNUAL REPORT	|	31

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Item 2. Code of Ethics.
The Board of Trustees of the Trust has adopted a Combined Code of Ethics (the “Code”) pursuant to Rule 17j-1 under the 1940 Act. The Advisor and Distributor are also covered by the Code. The Code applies to the personal investing activities of trustees, directors, officers, and certain employees (“access persons”). Rule 17j-1 and the Code are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.
Item 3. Audit Committee Financial Expert.
The registrant’s Board of Trustees has determined that Werner Keller, an “independent” Trustee serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.
Item 4. Principal Accountant Fees and Services.
(a)-(d)     The aggregate Audit Fees billed by the Trust’s principal accountant, for the audit of the annual financial statements in connection with statutory and regulatory filings for the fiscal years ended March 31, 2009 and March 31, 2008 were $972,273 and $919,700, respectively. The aggregate Audit Related Fees by the Trust’s principal accountant billed for the fiscal years ended March 31, 2009 and March 31, 2008 were $75,000 and $0, respectively. The aggregate Tax Fees billed by the Trust’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended March 31, 2009 and March 31, 2008 were $0 and $0, respectively.
(e)     The audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such service is required between regularly scheduled audit committee meetings, the chairman of the audit committee, J. Kenneth Dalton, is authorized to pre-approve the service with full committee approval at the next scheduled meeting. There shall be no waivers of the pre-approval process. No services described in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)     Not applicable.
(g)     The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $75,000 and $0, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.
(h)     All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. As such, the audit committee has considered these services in maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.
(a)     Based on their evaluation on June 4, 2009, the President (principal executive officer) and the Treasurer (principal financial officer) of the Rydex Series Funds (the “Trust”) believe that there were no significant deficiencies in the design or operation of the internal controls of the Trust or Rydex Investments (“RI”), the investment advisor and manager of the Trust, or Rydex Distributors, Inc. (“RD”), which acts as distributor for the Trust, including disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) which would have adversely affected the ability of the Trust or RI on behalf of the Trust, to record, process, summarize, and report the subject matter contained in this Report.
There was no fraud, whether or not material, involving officers or employees of RI, RD or the Trust who have a significant role in the Trust’s internal controls, including disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) that has come to the attention of the Advisor or the officers of the Trust, including its President and Treasurer.
(b)     There were no significant changes in the Trust’s or RI’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)     The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.
(a)(2)     Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.
(b)     A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

EX.-12(a)(2)(i)
CERTIFICATION
I, Carl G. Verboncoeur, certify that:
1. I have reviewed this report on Form N-CSR of Rydex Series Funds;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;
4. The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:
(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and
5. The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):
(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: June 4, 2009
/s/ Carl G. Verboncoeur
Carl G. Verboncoeur,
President

EX.-12(a)(2)(ii)
CERTIFICATION
I, Nick Bonos, certify that:
1. I have reviewed this report on Form N-CSR of Rydex Series Funds;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;
4. The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:
(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and
5. The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):
(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: June 4, 2009
/s/ Nick Bonos
Nick Bonos,
Vice President & Treasurer

EX.-12(b)(i)
CERTIFICATION
I, Carl G. Verboncoeur, President of Rydex Series Funds (the “Trust”), certify that:
1.	The Form N-CSR of the Trust (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.
A signed original of this written statement required by Section 906 has been provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.
Dated: June 4, 2009

/s/ Carl G. Verboncoeur
Carl G. Verboncoeur,
President

EX.-12(b)(ii)
CERTIFICATION
I, Nick Bonos, Vice President and Treasurer of Rydex Series Funds (the “Trust”), certify that:
1.	The Form N-CSR of the Trust (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.
A signed original of this written statement required by Section 906 has been provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.
Dated: June 4, 2009

/s/ Nick Bonos
Nick Bonos,
Vice President and Treasurer

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Series Funds

By (Signature and Title)*	/s/ Carl G. Verboncoeur

Carl G. Verboncoeur, President

Date	June 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Carl G. Verboncoeur

Carl G. Verboncoeur, President

Date	June 4, 2009

By (Signature and Title)*	/s/ Nick Bonos

Nick Bonos, Vice President and Treasurer

Date	June 4, 2009

* Print the name and title of each signing officer under his or her signature.